As filed with the U.S. Securities and Exchange Commission on July 23, 2012

Securities Act File No. 333-181676

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No. 1  ☒

  Post-Effective Amendment No.   ☐

(Check appropriate box or boxes)

Morgan Stanley Institutional Fund Trust

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 296-6970
(Area Code and Telephone Number)

Stefanie V. Chang Yu, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Institutional Fund, Inc. have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY MID CAP GROWTH FUND
MORGAN STANLEY GLOBAL STRATEGIST FUND

522 Fifth Avenue
New York, NY 10036
(800) 869-6397

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 27, 2012

To the Shareholders of Morgan Stanley Mid Cap Growth Fund and Morgan Stanley Global Strategist Fund:

Notice is hereby given of a Joint Special Meeting of Shareholders (the "Meeting") of each of Morgan Stanley Mid Cap Growth Fund ("Mid Cap Growth") and Morgan Stanley Global Strategist Fund ("Global Strategist"), to be held in Conference Room 3N, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on September 27, 2012, and any adjournments or postponements thereof, for the following purposes:

1.  With respect to shareholders of Mid Cap Growth, to consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Mid Cap Growth Reorganization Agreement"), between Mid Cap Growth and Morgan Stanley Institutional Fund Trust (the "Company"), on behalf of the Mid Cap Growth Portfolio ("MSIFT Mid Cap Growth"), pursuant to which substantially all of the assets and liabilities of Mid Cap Growth will be transferred to MSIFT Mid Cap Growth in exchange for shares of MSIFT Mid Cap Growth of the Class described in the accompanying Joint Proxy Statement and Prospectus and pursuant to which Mid Cap Growth will be liquidated and terminated (the "Mid Cap Growth Reorganization"). As a result of this transaction, shareholders of Mid Cap Growth will become shareholders of MSIFT Mid Cap Growth receiving shares of MSIFT Mid Cap Growth with a value equal to the aggregate net asset value of their shares of Mid Cap Growth held immediately prior to the Mid Cap Growth Reorganization;

2.  With respect to shareholders of Global Strategist, to consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Global Strategist Reorganization Agreement"), between Global Strategist and the Company, on behalf of the Global Strategist Portfolio (formerly, the Balanced Portfolio) ("MSIFT Global Strategist"), pursuant to which substantially all of the assets and liabilities of Global Strategist will be transferred to MSIFT Global Strategist in exchange for shares of MSIFT Global Strategist of the Class described in the accompanying Joint Proxy Statement and Prospectus and pursuant to which Global Strategist will be liquidated and terminated (the "Global Strategist Reorganization"). As a result of this transaction, shareholders of Global Strategist will become shareholders of MSIFT Global Strategist receiving shares of MSIFT Global Strategist with a value equal to the aggregate net asset value of their shares of Global Strategist held immediately prior to the Global Strategist Reorganization; and

3.  To act upon such other matters as may properly come before the Meeting.

MSIFT Mid Cap Growth and MSIFT Global Strategist are each referred to herein as an "Acquiring Fund," and together as the "Acquiring Funds." Mid Cap Growth and Global Strategist are each referred to herein as an "Acquired Fund," and together as the "Acquired Funds." The Mid Cap Growth Reorganization Agreement and Global Strategist Reorganization Agreement are each referred to herein as a "Reorganization Agreement," and together as the "Reorganization Agreements." The Mid Cap Growth Reorganization and Global Strategist Reorganization are each referred to herein as a "Reorganization," and together as the "Reorganizations."

Each Reorganization is more fully described in the accompanying Joint Proxy Statement and Prospectus and a form of each Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record of each of the Acquired Funds at the close of business on July 2, 2012 are entitled to notice of, and to vote at, the Meeting. Please read the Joint Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Joint Proxy Statement and Prospectus), you may do so

in lieu of attending the Meeting in person. The Board of Trustees of each of Mid Cap Growth and Global Strategist recommends that you vote in favor of the applicable Reorganization. WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY OR RECORD YOUR VOTE ELECTRONICALLY VIA TELEPHONE OR THE INTERNET.

  By Order of the Boards of Trustees,

  Mary E. Mullin
  Secretary

July 24, 2012

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

MID CAP GROWTH PORTFOLIO
GLOBAL STRATEGIST PORTFOLIO

522 Fifth Avenue
New York, NY 10036
(800) 548-7786

This Joint Proxy Statement and Prospectus is being furnished to shareholders ("Shareholders") of each of Morgan Stanley Mid Cap Growth Fund ("Mid Cap Growth") and Morgan Stanley Global Strategist Fund ("Global Strategist") in connection with a Joint Special Meeting of Shareholders (the "Meeting") to be held in Conference Room 3N, 3rd Floor, 522 Fifth Avenue, New York, NY 10036, at 9:00 a.m., New York time, on September 27, 2012, and any adjournments or postponements thereof, for the following purposes:

1.  With respect to shareholders of Mid Cap Growth, to consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Mid Cap Growth Reorganization Agreement"), between Mid Cap Growth and Morgan Stanley Institutional Fund Trust (the "Company"), on behalf of the Mid Cap Growth Portfolio ("MSIFT Mid Cap Growth"), pursuant to which substantially all of the assets and liabilities of Mid Cap Growth will be transferred to MSIFT Mid Cap Growth, in exchange for shares of MSIFT Mid Cap Growth of the Class described in this Joint Proxy Statement and Prospectus and pursuant to which Mid Cap Growth will be liquidated and terminated (the "Mid Cap Growth Reorganization"). As a result of this transaction, shareholders of Mid Cap Growth will become shareholders of MSIFT Mid Cap Growth receiving shares of MSIFT Mid Cap Growth with a value equal to the aggregate net asset value of their shares of Mid Cap Growth held immediately prior to the Mid Cap Growth Reorganization;

2.  With respect to shareholders of Global Strategist, to consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012 (the "Global Strategist Reorganization Agreement"), between Global Strategist and the Company, on behalf of the Global Strategist Portfolio ("MSIFT Global Strategist"), pursuant to which substantially all of the assets and liabilities of Global Strategist will be transferred to MSIFT Global Strategist, in exchange for shares of MSIFT Global Strategist of the Class described in this Joint Proxy Statement and Prospectus and pursuant to which Global Strategist will be liquidated and terminated (the "Global Strategist Reorganization"). As a result of this transaction, shareholders of Global Strategist will become shareholders of MSIFT Global Strategist receiving shares of MSIFT Global Strategist with a value equal to the aggregate net asset value of their shares of Global Strategist held immediately prior to the Global Strategist Reorganization; and

3.  To act upon such other matters as may properly come before the Meeting.

MSIFT Mid Cap Growth and MSIFT Global Strategist are each referred to herein as an "Acquiring Fund," and together as the "Acquiring Funds." Mid Cap Growth and Global Strategist are each referred to herein as an "Acquired Fund," and together as the "Acquired Funds" and, along with the Acquiring Funds, the "Funds." The Mid Cap Growth Reorganization Agreement and Global Strategist Reorganization Agreement are each referred to herein as a "Reorganization Agreement," and together as the "Reorganization Agreements." The Mid Cap Growth Reorganization and Global Strategist Reorganization are each referred to herein as a "Reorganization," and together as the "Reorganizations."

The terms and conditions of each transaction are more fully described in this Joint Proxy Statement and Prospectus and in the form of each Reorganization Agreement attached hereto as Exhibit A. The address and telephone number of the Acquired Funds is the same as that of the Acquiring Funds set forth above. This Joint Proxy Statement also constitutes a Prospectus of each Acquiring Fund, filed by the Company with the Securities and Exchange Commission (the "Commission") as part of the Company's Registration Statement on Form N-14 (the "Registration Statement").

The Company is an open-end management investment company. The investment objective of MSIFT Mid Cap Growth is to seek long-term capital growth. The investment objective of MSIFT Global Strategist is to seek above-average total return over a market cycle of three to five years.

This Joint Proxy Statement and Prospectus sets forth concisely information about the Acquiring Funds that Shareholders of the Acquired Funds should know before voting on the applicable Reorganization Agreement. A copy of the Prospectuses for the Acquiring Funds, dated January 31, 2012, with respect to MSIFT Mid Cap Growth Class I shares, April 30, 2012 with respect to MSIFT Mid Cap Growth Class H and L shares and July 16, 2012, with respect to MSIFT Global Strategist, each as it may be amended and supplemented from time to time, are attached as Exhibit B and incorporated herein by reference. Also incorporated herein by reference are the Prospectuses of Mid Cap Growth, dated January 31, 2012, and Global Strategist, dated November 30, 2011, each as it may be amended and supplemented from time to time.

In addition, also enclosed and incorporated herein by reference is the Annual Report of the Company relating to the Acquiring Funds for the fiscal year ended September 30, 2011 and the Semi-Annual Report of the Company relating to the Acquiring Funds for the six-month period ended March 31, 2012. Also incorporated herein by reference are the Annual Reports of Mid Cap Growth for the fiscal year ended September 30, 2011 and Global Strategist for the fiscal year ended July 31, 2011 and the Semi-Annual Report of Mid Cap Growth for the six-month period ended March 31, 2012 and the Semi-Annual Report of Global Strategist for the six-month period ended January 31, 2012. A Joint Statement of Additional Information relating to the Reorganizations, described in this Joint Proxy Statement and Prospectus, dated July 24, 2012, has been filed with the Commission and is also incorporated herein by reference. Such documents are available upon request and without charge by calling (800) 869-6397 with respect to the Acquired Fund and (800) 548-7786 with respect to the Acquiring Fund or by visiting the Commission's website at www.sec.gov.

Shareholders are advised to read and retain this Joint Proxy Statement and Prospectus for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Joint Proxy Statement and Prospectus is dated July 24, 2012.

JOINT PROXY STATEMENT AND PROSPECTUS

Page
Synopsis	1

General	1

The Reorganizations	1

Fee Tables	2

Mid Cap Growth Reorganization	2

Global Strategist Reorganization	4

Annual Fund Operating Expenses	6

Portfolio Turnover	6

Tax Consequences of the Reorganizations	6

Comparison of each Acquired Fund and Acquiring Fund	7

Record Date; Quorum	15

Proxies	15

Expenses of Solicitation	16

Vote Required	16

Principal Risk Factors	17

Performance Information	20

The Reorganizations	21

The Boards' Considerations	21

The Reorganization Agreements	22

Tax Aspects of the Reorganizations	23

Description of Shares	24

Capitalization Tables (unaudited)	25

Appraisal Rights	25

Comparison of Investment Objectives, Principal Policies and Restrictions	26

Investment Objectives and Policies	26

Mid Cap Growth	26

MSIFT Mid Cap Growth	27

Global Strategist	27

MSIFT Global Strategist	28

Investment Restrictions	28

Additional Information About the Acquiring Funds and the Acquired Funds	30

General	30

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders	30

Financial Information	31

Shareholder Proposals	32

Management	32

Description of Shares and Shareholder Inquiries	32

Dividends, Distributions and Taxes	32

Purchases, Exchanges and Redemptions	32

Share Information	33

Financial Statements and Experts	36

Legal Matters	37

Available Information	37

Other Business	37

Exhibit A – Form of Agreement and Plan of Reorganization

Exhibit B – Prospectuses of MSIFT Mid Cap Growth dated January 31, 2012 with respect to
Class I shares and April, 30 2012 with respect to Class H and L shares and of MSIFT Global
Strategist dated July 16, 2012, each as it may be amended and supplemented from time to time

Exhibit C – Annual Report for the Company relating to the Acquiring Funds for the fiscal year ended September 30, 2011

Exhibit D – Semi-Annual Report for the Company relating to the Acquiring Funds for the six-month period ended March 31, 2012

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Joint Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Joint Proxy Statement and Prospectus and the Reorganization Agreements. Shareholders should carefully review this Joint Proxy Statement and Prospectus and the Reorganization Agreements in their entirety and, in particular, the Acquiring Funds' Prospectuses, which are attached to this Joint Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

General

This Joint Proxy Statement and Prospectus is being furnished to Shareholders of each of Mid Cap Growth and Global Strategist, each an open-end management investment company, in connection with the solicitation by the Board of Trustees of each of Mid Cap Growth and Global Strategist (each a "Board," and together, the "Boards") of proxies ("Proxies") to be used at the Meeting to consider the Reorganizations. It is expected that the first mailing of this Joint Proxy Statement and Prospectus will be made on or about July 27, 2012.

Shareholders of each Acquired Fund will vote separately on the Reorganization for that Acquired Fund. Each Reorganization is not dependent on the approval of the other. Pursuant to each Reorganization, Class A and Class B Shareholders of each Acquired Fund will receive Class H shares of each respective Acquiring Fund, while Class I Shareholders of each Acquired Fund will receive Class I shares of each respective Acquiring Fund and Class C Shareholders of each Acquired Fund will receive Class L shares of each respective Acquiring Fund. The shares to be issued by each Acquiring Fund pursuant to each Reorganization (the "Acquiring Fund Shares") will be issued at net asset value without any sales charges. Any subsequent purchases of Class H shares, including through the dividend reinvestment plan, of the applicable Acquiring Fund after the applicable Reorganization by the former Class A and Class B Shareholders of an Acquired Fund will be subject to the initial sales charge schedule. See "Comparison of each Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions" below. Further information relating to the Acquiring Funds is set forth herein and in the Acquiring Funds' current Prospectuses, dated January 31, 2012 with respect to MSIFT Mid Cap Growth Class I shares, April 30, 2012 with respect to MSIFT Mid Cap Growth Class H and L shares and July 16, 2012 with respect to MSIFT Global Strategist (together, the "Acquiring Funds' Prospectuses"), attached to this Joint Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

As of May 16, 2012, each Acquired Fund suspended the offering of Class B shares to new investors in anticipation of the applicable Reorganization. The Company's Board of Trustees has authorized the issuance of the Acquiring Fund Shares to Shareholders of the Acquired Funds, as applicable, in connection with each Reorganization.

The information concerning the Acquired Funds contained herein has been supplied by each respective Acquired Fund. The information concerning the Acquiring Funds contained herein has been supplied by the Company.

The Reorganizations

Each Reorganization is being proposed because the Board of Trustees of each Acquired Fund has determined that such Reorganization is in the best interests of the applicable Acquired Fund and its Shareholders. Each Reorganization will allow Shareholders of the applicable Acquired Fund to be invested in a fund that is managed according to similar investment objectives, strategies and restrictions and, although stated management fees are higher for the Acquiring Funds, the Acquiring Funds will have lower total operating expenses due to proposed advisory fee waivers and/or expense reimbursements. See "The Reorganizations—The Boards' Considerations."

Each Reorganization Agreement provides for the transfer of substantially all the assets of the applicable Acquired Fund, and the assumption of liabilities, to the applicable Acquiring Fund in exchange for the applicable Acquiring Fund Shares. The aggregate net asset value of the applicable Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of the applicable Acquired Fund received by the applicable Acquiring Fund. On or after the closing date scheduled for each Reorganization (the "Closing Date"), the applicable Acquired

1

Fund will distribute the applicable Acquiring Fund Shares received by such Acquired Fund to its Shareholders as of the Valuation Date (as defined below) in complete liquidation of such Acquired Fund and, without further notice, the outstanding shares of such Acquired Fund held by such Shareholders will then be redeemed and canceled as permitted by the organizational documents of the Acquired Fund and applicable law. Each Acquired Fund thereafter will be deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of each Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares, as applicable, equal in value to such Shareholder's pro rata interest in the net assets of the applicable Acquired Fund transferred to the applicable Acquiring Fund. Pursuant to each Reorganization, Class A and Class B Shareholders of each Acquired Fund will receive Class H shares of each Acquiring Fund, while Class C Shareholders of each Acquired Fund will receive Class L of each Acquiring Fund and Class I Shareholders of each Acquired Fund will receive Class I shares of each Acquiring Fund. The Boards have determined that the interests of the Shareholders will not be diluted as a result of the applicable Reorganization. The "Valuation Date" is the date following the receipt of the requisite approval of the applicable Reorganization Agreement by Shareholders on which the number of applicable Acquiring Fund Shares to be delivered to each Acquired Fund will be determined.

For the reasons set forth below under "The Reorganization—The Board's Considerations," each Board, including the Trustees who are not "interested persons" of an Acquired Fund ("Independent Board Members"), as that term is defined in the 1940 Act, has concluded that each respective Reorganization is advisable and in the best interests of the applicable Acquired Fund and its Shareholders and recommends approval of each respective Reorganization.

Fee Tables

The following tables briefly describe the shareholder fees and annual Fund operating expenses that Shareholders of the Funds bear directly and indirectly from an investment in the Funds. Shareholder fees will not be charged on those Acquiring Fund Shares received in connection with the Reorganizations. Each Fund pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. These expenses are deducted from each respective Fund's assets and are based on actual expenses incurred by each of Mid Cap Growth and Global Strategist for its fiscal year ended September 30, 2011 and semi-annual period ended January 31, 2012, respectively (except that for each Acquired Fund, the actual 12b-1 fees incurred by Class B Shares and Class C Shares of such Acquired Fund for such period may have been less than the maximum 1.00% permitted under the plans). The tables also set forth pro forma fees for the applicable surviving combined fund (MSIFT Mid Cap Growth and MSIFT Global Strategist) (each a "Combined Fund") reflecting what the fee schedule would have been on September 30, 2011, if each Reorganization had been consummated twelve (12) months prior to that date.

Mid Cap Growth Reorganization

Shareholder Fees
(fees paid directly from your investment)

Mid Cap Growth (Acquired Fund)	Class A		Class B		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None		None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		5.00	%(3)	1.00	%(3)	None

2

MSIFT Mid Cap Growth (Acquiring Fund)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(4)	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None	None
Pro Forma Combined Fund (MSIFT Mid Cap Growth)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(4)	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None	None

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase.

(4)  Reduced for purchases of $50,000 and over.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Mid Cap Growth (Acquired Fund)	Class A	Class B	Class C	Class I
Advisory Fees	0.42%	0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	0.97%	1.72%	1.72%	0.72%

MSIFT Mid Cap Growth (Acquiring Fund)	Class H	Class L	Class I
Advisory Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.20%‡	0.20%‡	0.20%
Total Annual Fund Operating Expenses	0.95%	1.45%	0.70%
Pro Forma Combined Fund (MSIFT Mid Cap Growth)	Class H	Class L	Class I
Advisory Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.19%	0.19%	0.19%
Total Annual Fund Operating Expenses	0.94%	1.44%	0.69%

‡  Other expenses have been estimated for the current fiscal year.

3

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Mid Cap Growth or MSIFT Mid Cap Growth for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remains the same (as set forth in the chart above) (except for the ten-year amounts for Class B shares of Mid Cap Growth which reflect the conversion to Class A shares of Mid Cap Growth eight years after the end of the calendar month in which shares were purchased). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

Mid Cap Growth (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$619	$818	$1,033	$1,652
Class B	$675	$842	$1,133	$1,831
Class C	$275	$542	$933	$2,030
Class I	$74	$230	$401	$894
MSIFT Mid Cap Growth (Acquiring Fund)
Class H*	$567	$763	$976	$1,586
Class L*	$148	$459	$792	$1,735
Class I	$72	$224	$390	$871
Pro Forma Combined Fund (MSIFT Mid Cap Growth)
Class H	$566	$760	$970	$1,575
Class L	$147	$456	$787	$1,724
Class I	$70	$221	$384	$859

*  The figures shown reflect the estimated expenses of Class H and Class L and the maximum sales charge of 4.75% applicable to purchases of Class H shares.

Global Strategist Reorganization

Shareholder Fees
(fees paid directly from your investment)

Global Strategist (Acquired Fund)	Class A		Class B		Class C		Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25	%(1)	None		None		None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None(2)		5.00	%(3)	1.00	%(3)	None

MSIFT Global Strategist (Acquiring Fund)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(4)	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None	None

4

Pro Forma Combined Fund (MSIFT Global Strategist)	Class H		Class L	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%(4)	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None		None	None

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a CDSC of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase.

(4)  Reduced for purchases of $50,000 and over.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Global Strategist (Acquired Fund)	Class A	Class B	Class C	Class I
Advisory Fees	0.42%	0.42%	0.42%	0.42%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.33%	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.00%	1.75%	1.75%	0.75%

MSIFT Global Strategist (Acquiring Fund)	Class H	Class L	Class I
Advisory Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.86%‡	0.86%‡	0.86%
Total Annual Fund Operating Expenses	1.56%	2.06%	1.31%
Pro Forma Combined Fund (MSIFT Global Strategist)	Class H	Class L	Class I
Advisory Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses*	1.03%	1.53%	0.78%
Fee Waiver and/or Expense Reimbursement*	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement*	0.99%	1.49%	0.74%

*  Morgan Stanley Investment Management Inc. ("MSIM"), the Acquiring Fund's investment adviser, has agreed to reduce its advisory fee and/or reimburse the Acquiring Fund so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.74% for Class I, 0.99% for Class H and 1.49% for Class L. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time as the Board acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

‡  Other expenses have been estimated for the current fiscal year.

5

Example

To attempt to show the effect of these expenses on an investment over time, the hypothetical shown below has been created. The example assumes that an investor invests $10,000 in either Global Strategist or MSIFT Global Strategist for the time periods indicated and that an investor then redeems all of his or her shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above) (except for the ten-year amounts for Class B shares of Global Strategist which reflect the conversion to Class A shares of Global Strategist eight years after the end of the calendar month in which shares were purchased). Although a Shareholder's actual costs may be higher or lower, the table below shows a Shareholder's costs at the end of each period based on these assumptions.

Global Strategist (Acquired Fund)	1 Year	3 Years	5 Years	10 Years
Class A	$622	$827	$1,048	$1,685
Class B	$678	$851	$1,149	$1,864
Class C	$278	$551	$949	$2,062
Class I	$77	$240	$417	$930
MSIFT Global Strategist (Acquiring Fund)
Class H**	$626	$944	$1,285	$2,243
Class L**	$209	$646	$1,108	$2,390
Class I	$133	$415	$718	$1,579
Pro Forma Combined Fund (MSIFT Global Strategist)
Class H	$571	$775	$996	$1,630
Class L	$152	$471	$813	$1,779
Class I	$76	$237	$411	$918

**  The figures shown reflect the estimated expenses of Class H and Class L and the maximum sales charge of 4.75% applicable to purchases of Class H shares.

Annual Fund Operating Expenses

The purpose of the foregoing fee tables is to assist Shareholders in understanding the various costs and expenses that a Shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of each Acquired Fund and Acquiring Fund—Investment Advisory Fees," "—Distribution Plan and Shareholder Services Plan Fees," "—Other Significant Fees" and "—Purchases, Exchanges and Redemptions" below.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect Fund performance. During the most recent fiscal year, MSIFT Mid Cap Growth's and MSIFT Global Strategist's portfolio turnover rates were 35% and 164%, respectively, of the average value of their portfolios.

Tax Consequences of the Reorganizations

As a condition to each Reorganization, each Acquired Fund has requested an opinion of Dechert LLP to the effect that, based upon certain facts, assumptions and representations, the applicable Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by the Acquired Fund, the corresponding Acquiring Fund or the Acquired Fund's Shareholders for federal income tax purposes as a

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result of the transactions included in the applicable Reorganization. Receipt of such opinion is a condition to each Reorganization. For further information about the tax consequences of the Reorganizations, see "The Reorganizations—Tax Aspects of the Reorganizations" below.

Comparison of each Acquired Fund and Acquiring Fund

Investment Objectives and Principal Investment Policies. The investment objective and principal investment policies of the Acquired Funds are similar to those of the Acquiring Funds and are set forth below. Each Fund is a diversified fund. The principal differences between the principal investment policies of each Acquired Fund and its corresponding Acquiring Fund are more fully described under "Comparison of Investment Objectives, Principal Policies and Restrictions" below. Each Acquired Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Acquired Fund's outstanding voting securities, as defined in the 1940 Act.

Mid Cap Growth	MSIFT Mid Cap Growth
Investment Objective	Investment Objective

• seeks long-term capital growth	• seeks long-term capital growth

Investment Policies	Investment Policies

• will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. Mid Cap Growth's other equity securities may include convertible securities and preferred stocks. MSIM seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion	• under normal circumstances, at least 80% of MSIFT Mid Cap Growth's assets will be invested in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion

• may invest up to 25% of its net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts, Global Depositary Receipts, American Depositary Shares, Global Depositary Shares or local shares of non-U.S. issuers. The Fund may also invest in U.S. dollar-denominated foreign securities that are traded on a U.S. national securities exchange	• may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries

• may invest in initial public offerings ("IPOs") and privately placed and restricted securities	• may invest in privately placed securities

• derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy	• derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy

• may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities	• may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities

• a diversified fund	• a diversified fund

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Global Strategist	MSIFT Global Strategist
Investment Objective	Investment Objective

• seeks to maximize total return on its investments	• seeks above-average total return over a market cycle of three to five years

Global Strategist	MSIFT Global Strategist
Investment Policies	Investment Policies

• invests primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities	• invests primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities

• may invest in any country, including developing or emerging market countries. Investments may be U.S. and non-U.S. dollar denominated	• may invest in any country, including developing or emerging market countries. Investments may be denominated in U.S. dollars or in currencies other than U.S. dollars

• may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements	• may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements

• may invest in restricted and illiquid securities	• may invest in restricted and illiquid securities

• may invest up to 10% of its total assets in other investment companies, including exchange-traded funds ("ETFs")	• may invest up to 10% of its total assets in other investment companies, including ETFs

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Global Strategist	MSIFT Global Strategist
Investment Policies	Investment Policies

• may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Global Strategist's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. Global Strategist may also invest in forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities	• may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. MSIFT Global Strategist's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. MSIFT Global Strategist may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by MSIFT Global Strategist will be counted toward MSIFT Global Strategist's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities

• a diversified fund	• a diversified fund

Fund Management.

The current portfolio management team for each Acquired Fund is expected to continue to be primarily responsible for the day-to-day management of the applicable Acquiring Fund.

Mid Cap Growth Reorganization

Mid Cap Growth and MSIFT Mid Cap Growth are both managed within MSIM's Growth team and, if the Mid Cap Growth Reorganization is approved, MSIFT Mid Cap Growth is expected to continue to be managed within MSIM's Growth team. The team consists of a portfolio manager and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of Mid Cap Growth and MSIFT Mid Cap Growth, and those members that are expected to continue to be responsible for the day-to-day management of MSIFT Mid Cap Growth if the Mid Cap Growth Reorganization is approved, are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1998, and has managed Mid Cap Growth and MSIFT Mid Cap Growth since 2002. Mr. Cohen, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1993, and has managed Mid Cap Growth since 2003 and MSIFT Mid Cap Growth since 2002. Mr. Chainani, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1996, and has managed Mid Cap Growth and MSIFT Mid Cap Growth since 2004. Mr. Norton, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2000, and has managed Mid Cap Growth and MSIFT Mid Cap Growth since 2005. Mr. Yeung, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 2002, and has managed Mid Cap Growth and MSIFT Mid Cap Growth since 2007. Mr. Nash, an Executive Director of MSIM, has been associated with MSIM in an investment management capacity since 2002, and has managed Mid Cap Growth and MSIFT Mid Cap Growth since 2008. Mr. Lynch is the lead portfolio manager of Mid Cap Growth and MSIFT Mid Cap Growth. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of Mid Cap Growth and MSIFT Mid Cap Growth.

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Global Strategist Reorganization

Global Strategist and MSIFT Global Strategist are both managed within MSIM's Global Asset Allocation team and, if the Global Strategist Reorganization is approved, MSIFT Global Strategist is expected to continue to be managed within MSIM's Global Asset Allocation team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of Global Strategist and MSIFT Global Strategist, and those members that are expected to continue to be responsible for the day-to-day management of MSIFT Global Strategist if the Global Strategist Growth Reorganization is approved, are Mark A. Bavoso and Cyril Moullé-Berteaux.

Mr. Bavoso, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1986, and has managed Global Strategist and MSIFT Global Strategist since 2011. Mr. Moullé-Berteaux, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since August 2011, and has managed Global Strategist and MSIFT Global Strategist since 2011. Members of the team collaborate to manage the assets of Global Strategist and MSIFT Global Strategist.

Additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds is provided in each Fund's Statement of Additional Information.

Investment Advisory Fees. Each Acquiring Fund and Acquired Fund currently obtains advisory services from MSIM. MSIM is a wholly-owned subsidiary of Morgan Stanley with its principal office located at 522 Fifth Avenue, New York, NY 10036. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The annual advisory fee (as a percentage of daily net assets) payable by each Acquiring Fund and Acquired Fund is set forth below. Each Acquiring Fund pays its advisory fee on a quarterly basis while each Acquired Fund pays its advisory fee on a monthly basis.

Mid Cap Growth:	0.42% of the portion of daily net assets not exceeding $500 million; and 0.395% of the portion of daily net assets exceeding $500 million.

MSIFT Mid Cap Growth:	0.50% of average daily net assets.

Global Strategist:	0.42% of the portion of the daily net assets not exceeding $1.5 billion; and 0.395% of the portion of the daily net assets exceeding $1.5 billion.

MSIFT Global Strategist:	0.45% of average daily net assets.

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Comparison of Other Service Providers. The following table identifies the principal service providers that service the Acquiring Funds and the Acquired Funds:

	Acquired Funds	Acquiring Funds
Administrator:	Morgan Stanley Services Company Inc.	Morgan Stanley Investment Management Inc.

Transfer Agent:	Morgan Stanley Services Company Inc.	Morgan Stanley Services Company Inc.

Custodian:	State Street Bank and Trust Company	State Street Bank and Trust Company

Distributor:	Morgan Stanley Distribution, Inc.	Morgan Stanley Distribution, Inc.

Independent Registered Public Accounting Firm:	Ernst & Young LLP	Ernst & Young LLP

Distribution Plan and Shareholder Services Plan Fees.

Descriptions of the Plans. Each Acquired Fund has adopted a plan of distribution plan (the "MS Plan") with respect to each of its Class A shares, Class B shares and Class C shares, pursuant to Rule 12b-1 under the 1940 Act. Under the MS Plan, each Acquired Fund pays distribution and/or shareholder services fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Shareholders of each such class and the maintenance of shareholder accounts. For a complete description of these arrangements with respect to each Acquired Fund, see the section of each Acquired Fund's prospectus entitled "Share Class Arrangements" and the section of each Acquired Fund's Statement of Additional Information entitled "Rule 12b-1 Plan."

The Company has adopted a shareholder services plan (the "MSIFT Service Plan") with respect to Class H shares of each Acquiring Fund and a distribution and shareholder services plan (the "MSIFT Distribution Plan" and, together with the MSIFT Service Plan, the "MSIFT Plans") with respect to Class L shares of each Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act.

Class A and Class B Shares of Acquired Fund/Class H Shares of Acquiring Fund. Under the MS Plan, each Acquired Fund may pay up to 0.25% and 1.00% of their respective average daily net assets attributable to each of Class A shares and Class B shares, respectively, for distribution-related expenses and for the provision of ongoing services to Shareholders.

Under the MSIFT Service Plan, each Acquiring Fund may pay a shareholder services fee of up to 0.25% of Class H shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class H shares. For further information relating to shareholder services applicable to Class H shares of each Acquiring Fund, see the section entitled "Fund Management—Shareholder Services Plan (Class H)" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

Class C Shares of Acquired Fund/Class L Shares of Acquiring Fund. Under the MS Plan, each Acquired Fund may pay up to 1.00% of their respective average daily net assets attributable to Class C shares for distribution-related expenses and for the provision of ongoing services to Shareholders.

Under the MSIFT Distribution Plan, each Acquiring Fund may pay a shareholder services fee of up to 0.25% of the Class L shares' average daily net assets on an annualized basis and a distribution fee of 0.50% of the Class L shares' average daily net assets on an annualized basis. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class L shares. For further information relating to the shareholder services and distribution fees applicable to Class L shares of each Acquiring Fund, see the section entitled "Fund Management—Distribution and Shareholder Services Plan (Class L)" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

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Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund. Class I shares of each Acquired Fund are not subject to the MS Plans and Class I shares of each Acquiring Fund are not subject to the MSIFT Plans.

Other Significant Fees. Each of the Acquiring Funds and Acquired Funds pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis—Fee Tables" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions. The Company's Board of Trustees has authorized the issuance of the Acquiring Fund Shares in connection with the applicable Reorganization.

Class A and Class B Shares of Acquired Funds/Class H Shares of Acquiring Fund

Minimum Investments. The minimum initial investment amount for Class A and Class B shares of each Acquired Fund is $1,000 for regular accounts and individual retirement accounts; $500 for Coverdell Education Savings Accounts; and $100 for purchase plans that allow you to transfer money automatically from your checking or savings account or from a Morgan Stanley Money Market Fund on a semi-monthly, monthly or quarterly basis ("EasyInvest®"). The minimum subsequent investment amount for Class A and Class B shares of each Acquired Fund is $100 for all account types, except for an account opened through EasyInvest®, which requires a Shareholder's schedule of investments to total $1,000 in 12 months.

The minimum initial investment for Class H shares of each Acquiring Fund generally is $25,000. If the value of an investor's account falls below the minimum initial investment amount for Class H shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption. For further information relating to the minimum investment amounts for Class H shares of each Acquiring Fund, please see the section entitled "Purchasing Class H Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The higher minimum initial investment for Class H shares of each Acquiring Fund will be waived for Class H shares of each Acquiring Fund acquired in connection with the Reorganizations. In addition, the Acquiring Funds' ability to impose an involuntary conversion or redemption will be waived for the life of the applicable Combined Fund for Class A and Class B Shareholders of the Acquired Funds that receive Class H shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class A shares of each Acquired Fund are subject to an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of Class A shares in amounts of $25,000 or more. Investments of $1,000,000 or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase.

Class B shares of each Acquired Fund are offered at net asset value with no initial sales charge but are subject to a CDSC. The CSDC is reduced to zero after a seven year period as follows: Year 1—5.00%; Year 2—4.00%; Year 3—3.00%; Year 4—2.00%; Year 5—2.00%; Year 6—1.00%; Year 7 and thereafter—None. The CDSC is assessed on an amount equal to the lesser of the then market value of the Class B shares or the historical cost of the Class B shares (which is the amount actually paid for the Class B shares at the time of original purchase) being redeemed.

Class H shares of each Acquiring Fund are offered at net asset value and are subject to an initial sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction. The sales charge is reduced for purchases of $50,000 and over. Class H shares are not subject to a CDSC. For further information relating to the initial sales charge for Class H shares of each Acquiring Fund, please see the section entitled "How To Purchase Class H Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The initial sales charge applicable to Class H shares of the Acquiring Funds will be waived for Class H shares acquired in each Reorganization. Any subsequent purchases of Class H shares, including through the dividend reinvestment plan, of the Acquiring Fund after the applicable Reorganization by the former Class A and Class B Shareholders of an Acquired Fund will be subject to the initial sales charge schedule. No CDSCs

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will be imposed on Class B shares of each Acquired Fund that are exchanged for Class H shares of the corresponding Acquiring Fund in connection with the applicable Reorganization.

Exchange Privileges. Class A shares and Class B shares of each Acquired Fund may be exchanged for shares of the same class of any other continuously offered Morgan Stanley Multi-Class Fund, or for shares of a Morgan Stanley Money Market Fund or the Morgan Stanley Limited Duration U.S. Government Trust (together the "Morgan Stanley Funds"), based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Class A and Class B shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Class H shares of each Acquiring Fund may be exchanged for shares of the same class of any other available portfolio of the Company and available portfolios of Morgan Stanley Institutional Fund, Inc. (each, an "Exchange Fund"). Exchanges are effected based on the respective net asset values of the applicable portfolios. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class H minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "General Shareholder Information—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For greater details relating to exchange privileges applicable to the Acquired Funds, see the section entitled "Shareholder Information—How to Exchange Shares" in the Acquired Funds' Prospectuses, incorporated herein by reference.

Class C Shares of Acquired Fund/Class L Shares of Acquiring Fund

Minimum Investments. The minimum initial investment amount for Class C shares of each Acquired Fund is $1,000 for regular accounts and individual retirement accounts; $500 for Coverdell Education Savings Accounts; and $100 for EasyInvest®. The minimum subsequent investment amount for Class C shares of each Acquired Fund is $100 for all account types, except for an account opened through EasyInvest®, which requires a Shareholder's schedule of investments to total $1,000 in 12 months.

The minimum initial investment for Class L shares of each Acquiring Fund generally is $25,000. If the value of an investor's account falls below the minimum initial investment amount for Class L shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption. For further information relating to the minimum investment amounts for Class L shares of each Acquiring Fund, please see the section entitled "Purchasing Class L Shares" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The higher minimum initial investment for Class L shares of each Acquiring Fund will be waived for Class L shares of each Acquiring Fund acquired in connection with the Reorganizations. In addition, the Acquiring Funds' ability to impose an involuntary conversion or redemption will be waived for the life of the applicable Combined Fund for Class C Shareholders of the Acquired Funds that receive Class L shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class C shares of each Acquired Fund do not incur an initial sales charge when purchased, but generally are subject to a CDSC of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C shares redeemed within one year after purchase, which sales charge is reduced to zero thereafter. Class L shares of each Acquiring Fund are offered at net asset value with no initial sales charge or CDSC.

No CDSCs will be imposed on Class C shares of each Acquired Fund that are exchanged for Class L shares of the corresponding Acquiring Fund in connection with the Reorganizations.

Exchange Privileges. Class C shares of each Acquired Fund may be exchanged for shares of the same class of any Morgan Stanley Fund, based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Class C shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

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Class L shares of each Acquiring Fund may be exchanged for shares of the same class of any Exchange Fund. Exchanges are effected based on the respective net asset values of the applicable portfolios. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class L minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "General Shareholder Information—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For greater details relating to exchange privileges applicable to the Acquired Funds, see the section entitled "Shareholder Information—How to Exchange Shares" in the Acquired Funds' Prospectuses, incorporated herein by reference.

Class I Shares of Acquired Fund/Class I Shares of Acquiring Fund

Minimum Investments. Class I shares of each Acquired Fund are offered only to investors meeting an initial investment minimum of $5,000,000 ($25,000,000 for employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as record-keeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions) and are available only to limited categories of investors.

The minimum initial investment for Class I shares of each Acquiring Fund generally is $5,000,000. If the value of an investor's account falls below the minimum initial investment amount for Class I shares as a result of share redemptions or if such investor no longer meets one of the waiver criteria, the investor's account may be subject to involuntary conversion (to another class of shares offered by the Acquired Fund (if an account meets the minimum investment amount for such class)) or involuntary redemption. Shareholders will be notified prior to any such conversion or redemption. For further information relating to minimum investment requirements for Class I shares of each Acquiring Fund, please see the sections entitled "Purchasing Shares—Share Class Arrangements" and "—Other Purchase Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

The minimum initial investment for Class I shares of each Acquiring Fund will be waived for Class I shares of each Acquiring Fund acquired in connection with the Reorganizations. In addition, the Acquiring Funds' ability to impose an involuntary conversion or redemption will be waived for the life of the applicable Combined Fund for Class I Shareholders of the Acquired Funds that receive Class I shares of the applicable Acquiring Fund in connection with the Reorganizations.

Sales Charges. Class I shares of each Acquired Fund and each Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Exchange Privileges. Class I shares of each Acquired Fund may be exchanged for shares of the same class of any Morgan Stanley Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to minimum purchase requirements and certain limitations. Class I shares of each Acquired Fund may be exchanged for shares of any Morgan Stanley Fund only if shares of that Morgan Stanley Fund are available for sale.

Class I shares of each Acquiring Fund may be exchanged for shares of the same class of any Exchange Fund. Exchanges are effected based on the respective net asset values of the applicable portfolios. Upon consummation of the applicable Reorganization, the foregoing exchange privileges will apply to Shareholders of each Combined Fund; however, Shareholders must satisfy the applicable Class I minimum initial investment amount of the Exchange Fund at the time of the exchange.

Each Fund provides telephone exchange privileges to its Shareholders. For greater details relating to exchange privileges applicable to the Acquiring Funds, see the section entitled "General Shareholder Information—Exchange Privilege" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For greater details relating to exchange privileges applicable to the Acquired Funds, see the section entitled "Shareholder Information—How to Exchange Shares" in the Acquired Funds' Prospectuses, incorporated herein by reference.

Dividends. Each Fund declares dividends separately for each of its classes. Mid Cap Growth, MSIFT Mid Cap Growth pays dividends from net investment income, if any, annually and distributes net realized capital gains,

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if any, annually. MSIFT Mid Cap Growth pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, at least annually. Global Strategist pays dividends from net investment income, if any, annually and distributes net realized capital gains, if any, annually. MSIFT Global Strategist pays dividends from net investment income, if any, quarterly and distributes net realized capital gains, if any, at least annually. Dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of such Fund at net asset value unless the shareholder instructs otherwise.

Record Date; Quorum

Each Board has fixed the close of business on July 2, 2012 as the record date (the "Record Date") for the determination of Shareholders of each Acquired Fund entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 9,858,411 shares of Mid Cap Growth and 29,675,936 shares of Global Strategist issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class of each Acquired Fund will vote together as a single class in connection with the applicable Reorganization Agreement. The holders of a majority of the shares issued and outstanding and entitled to vote of each of Mid Cap Growth and Global Strategist, represented in person or by proxy, will constitute a quorum at the applicable Meeting.

Proxies

The enclosed form of Proxy for each Acquired Fund, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the applicable Reorganization unless a choice is indicated to vote against or to abstain from voting on the Reorganization. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the applicable Reorganization. The Board knows of no business, other than that set forth in the Notice of Joint Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Mid Cap Growth or Global Strategist, as applicable, 522 Fifth Avenue, New York, NY 10036; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization with respect to an Acquired Fund is not obtained at the applicable Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Mid Cap Growth or Global Strategist, as applicable, present in person or by Proxy at the Meeting. Where an adjournment is proposed because the necessary quorum to transact business is not obtained at the applicable Meeting, the persons named as Proxies will vote in favor of such adjournment provided that such persons named as Proxies determine that such adjournment and additional solicitation is reasonable and in the interests of Shareholders based on all relevant factors, including the nature of the proposal, the percentage of Shareholders present, the nature of the proposed solicitation activities and the nature of the reasons for the further solicitation. Where an adjournment is proposed because the vote required to approve or reject the Reorganization with respect to an Acquired Fund is not obtained at the applicable Meeting, the persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Reorganization and will vote against any such adjournment those Proxies required to be voted against the Reorganization. Abstentions will not be voted either for or against any such adjournment.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card or on the Voting Information Card accompanying this Joint Proxy Statement and Prospectus. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone, Shareholders will need the number that appears on the Proxy Card. In certain instances, a proxy solicitor may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to

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authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize Proxies to vote their shares in accordance with their instructions. To ensure that Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by Shareholders.

Expenses of Solicitation

Solicitation of Proxies is being made primarily by the mailing of this Joint Proxy Statement and Prospectus with its enclosures. In addition to the solicitation of Proxies by mail, employees of MSIM and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. Each Acquired Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of Proxies. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $104,488, with respect to Mid Cap Growth, and $117,314, with respect to Global Strategist. The expenses of the Reorganizations, including the cost of printing, filing and proxy solicitation (including the aforementioned cost of additional telephone solicitation by Computershare Fund Services), and legal and accounting expenses, with respect to Mid Cap Growth are expected to be approximately $602,691, $596,400 of which will be borne by Mid Cap Growth, and with respect to Global Strategist are expected to be approximately $685,828, all of which will be borne by Global Strategist.

Vote Required

Approval of the Mid Cap Growth Reorganization and Global Strategist Reorganization by Shareholders requires the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the applicable Acquired Fund, or (2) 67% or more of the shares of the applicable Acquired Fund represented at the Meeting if the holders of more than 50% of the outstanding shares of the applicable Acquired Fund are present or represented by Proxy. Abstentions are not considered votes "FOR" a Reorganization at the Meeting. As a result, abstentions have the same effect as a vote against a Reorganization because approval of a Reorganization requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

If a Reorganization is not approved by Shareholders of an Acquired Fund, that Acquired Fund will continue in existence and the Board will consider alternative actions for such Fund.

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PRINCIPAL RISK FACTORS

The principal risks of investing in an Acquiring Fund are substantially similar to those of investing in its corresponding Acquired Fund. The value of an investment in all of the Funds is based on the market prices of the securities such Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Common Stock and Other Equity Securities. Each Fund may invest in common stock and other equity securities. In general, stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that a Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Fixed Income Securities. Global Strategist and MSIFT Global Strategist may invest in fixed income securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Global Strategist and MSIFT Global Strategist are not limited as to the maturities of the fixed-income securities in which they may invest. Thus, a rise in the general level of interest rates may cause the price of such Fund's portfolio securities to fall substantially. A portion of the Funds' securities may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and may have speculative credit risk characteristics.

Mid Capitalization Companies. Mid Cap Growth and MSIFT Mid Cap Growth may invest in mid capitalization companies. Investments in mid capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by mid capitalization companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

Shares of IPOs. Mid Cap Growth may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Fund's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Fund's total returns during any period that the Fund has a small asset base. As the Fund's assets grow, any impact of IPO investments on the Fund's total return may decline.

Foreign and Emerging Market Securities. Each Fund may invest in foreign and emerging market securities. Each Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, each Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

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Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of a Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by governments of, or issuers located in, emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, each Fund also may enter into forward contracts. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, each Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging each Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Privately Placed and Restricted Securities. Mid Cap Growth's and MSIFT Mid Cap Growth's investments may include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for a Fund to sell certain securities.

Lower Rated Fixed-Income Securities ("Junk Bonds"). Global Strategist and MSIFT Global Strategist may invest in junk bonds. The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

Mortgage Securities. Global Strategist and MSIFT Global Strategist may invest in mortgage securities. Investments in mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected which may adversely affect a Fund's return. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed

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security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

REITs. Mid Cap Growth, Global Strategist and MSIFT Global Strategist may invest in REITs. REITs pool investors' funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

U.S. Government Securities. Global Strategist and MSIFT Global Strategist may invest in U.S. government securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Liquidity Risk. Global Strategist and MSIFT Global Strategist investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If a Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Derivatives Risk. Global Strategist and MSIFT Global Strategist may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Funds to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Funds to be more volatile than if the Funds had not been leveraged. Although MSIM seeks to use derivatives to further the Funds' investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that certain Funds may principally use include:

•  Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Funds' initial investments in such contracts.

•  Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon

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price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

•  Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds' obligations or rights under swap contracts entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreements, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by Funds or if the reference index, security or investments do not perform as expected. The Funds' use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where a Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the obligation.

•  Structured Investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. A Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each Acquiring Fund, see "Details of the Portfolio—Principal Risks" and "Additional Information About the Portfolio's Investment Strategies and Related Risks" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For a more complete discussion of the risks of each Acquired Fund, see "Additional Information about the Fund's Investment Objective, Principal Investment Strategies and Risks" in each Acquired Fund's Prospectus, each incorporated herein by reference.

PERFORMANCE INFORMATION

For a discussion of each Acquiring Fund's performance information, see "Portfolio Summary—Performance Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

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THE REORGANIZATIONS

The Boards' Considerations

The Boards, including the Independent Board Members, unanimously approved a Reorganization on behalf of each Acquired Fund and determined to recommend that Shareholders of each Acquired Fund approve the applicable Reorganization. In reaching this decision, the Boards made an extensive inquiry into a number of factors including, but not limited to: the similarity of the investment objectives of the Acquiring Funds; the continuity of the portfolio management teams; the current and future sales and asset growth potential of the Funds; the asset base of the Funds, including that, with respect to the Mid Cap Growth Reorganization, the Acquiring Fund has a substantially larger asset base than the Acquired Fund; the effects of the Reorganizations on the total expenses of the Shareholders of the Acquired Funds; the annual expense savings for Shareholders of the Acquired Funds; the terms and conditions of the Reorganizations, which would affect the price of shares to be issued in the Reorganizations; that there is not expected to be a significant amount of portfolio turnover as a result of the Mid Cap Growth Reorganization; that capital loss carryforwards would not be lost as a result of the Reorganizations; the tax-free nature of the Reorganizations; and the expenses of this solicitation, including the cost of preparing and mailing this Joint Proxy Statement and Prospectus, which will be borne by the respective Acquired Fund (up to a maximum of $596,400 for Mid Cap Growth) in connection with the Reorganizations.

The Boards also considered that the investments of Mid Cap Growth may be held by MSIFT Mid Cap Growth in accordance with the investment guidelines of the MSIFT Mid Cap Growth Fund.

The Boards considered information provided by MSIM. The parties discussed the overlap among Morgan Stanley fund offerings, and the goal of finding a cost effective solution to streamline the Morgan Stanley fund offerings, reducing costs to shareholders and removing potential point of sale conflicts in the marketplace. The parties also discussed the exchangeability among funds within the Morgan Stanley fund family and the waivers of sales charges and minimum investment amounts applicable to the Acquiring Funds for Shareholders of the Acquired Funds in connection with the Reorganizations.

The Boards discussed with MSIM the foreseeable short- and long-term effects on the Acquired Funds and their Shareholders. The members of the Boards who are not "interested persons" of the Acquired Funds, as that term is defined in the 1940 Act, conferred separately with their counsel about the Reorganizations on several occasions.

In connection with the Board review of the Reorganizations, MSIM advised the Boards about a variety of matters, including, but not limited to:

1.  the continuity of the portfolio management team before and after the Reorganizations;

2.  the similar investment process and objectives of the Acquired Funds and Acquiring Funds;

3.  although stated management fees are higher for the Acquiring Funds, the Acquiring Funds will have lower total operating expenses due to the advisory fee waivers and/or expense reimbursements instituted by MSIM for at least two years from the date of the Reorganizations;

4.  the current and future sales and asset growth potential of the Funds;

5.  the estimated expenses of the Reorganizations; and

7.  while the Reorganization may delay when capital losses can be utilized, there is no expectation that any amount of losses would be written off.

In their deliberations, the Boards considered all information they received, as described above, as well as advice and analysis from its counsel. The Boards considered each Reorganization and the impact of each Reorganization on each Acquired Fund and its respective Shareholders. The Boards concluded, based on all of the information presented, that each Reorganization is advisable and in the best interest of each respective Acquired Funds' Shareholders and that Shareholders will not be diluted as a result thereof, and decided to recommend that each Acquired Fund's Shareholders approve the applicable Reorganization.

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If Shareholders of an Acquired Fund do not approve the respective Reorganization, the Board of that Acquired Fund will consider other courses of action for such Acquired Fund.

The Reorganization Agreements

The terms and conditions under which each Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Joint Proxy Statement and Prospectus.

Each Reorganization Agreement provides that (i) an Acquired Fund will transfer substantially all of its assets, including portfolio securities, cash, cash equivalents and receivables, to the applicable Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be liquidated and terminated; and (iv) the outstanding shares of Acquired Fund would be canceled.

The number of Acquiring Fund Shares to be delivered to the applicable Acquired Fund will be determined by dividing the aggregate net asset value of each class of shares of the Acquired Fund acquired by the Acquiring Fund by the net asset value per share of the corresponding class of shares of the Acquiring Fund; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the applicable Reorganization Agreement or at such other time as the Acquiring Fund and Acquired Fund may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class I shares of an Acquired Fund had an aggregate net asset value of $100,000. If the net asset value per Class I share of the applicable Acquiring Fund were $10 per share at the close of business on the Valuation Date, the number of Class I shares of the Acquiring Fund to be issued would be 10,000 ($100,000 ÷ $10). These 10,000 Class I shares of the Acquiring Fund would be distributed to the former Class I shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

On the Closing Date or as soon as practicable thereafter, each Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Acquiring Fund Shares it receives. Each Shareholder will receive the class of shares of the Acquiring Fund that corresponds to the class of shares of the Acquired Fund currently held by that Shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of an Acquiring Fund will be distributed to holders of the Class I shares of the applicable Acquired Fund, each of the Class H shares of an Acquiring Fund will be distributed to holders of Class A and Class B shares of applicable Acquired Fund and each of the Class L shares of an Acquiring Fund will be distributed to holders of Class C shares of applicable Acquired Fund. Each Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund's Shares to each Shareholder.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the applicable Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of each Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by a Fund. Each Reorganization Agreement may be amended in any mutually agreeable manner.

Each Reorganization Agreement may be terminated and the applicable Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of the Company, on behalf of the Acquiring Funds, and the Acquired Funds. In addition, either party may terminate the applicable Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by June 28, 2013, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

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Under each Reorganization Agreement, within one year after the Closing Date, the applicable Acquired Fund shall either pay or make provision for all of its liabilities to former Shareholders of the Acquired Fund that received Acquiring Fund Shares. Each Acquired Fund shall be terminated following the distribution of applicable Acquiring Fund Shares to Shareholders of record of the Acquired Funds.

The effect of the Reorganizations is that Shareholders who vote their shares in favor of a Reorganization Agreement are electing to sell their shares of an Acquired Fund and reinvest the proceeds in the applicable Acquiring Fund Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if an Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of Acquired Funds at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Acquired Funds thereafter will be treated as requests for redemption of shares of the applicable Acquiring Fund.

To the extent that a Shareholder holds shares of an Acquired Fund through a retirement plan separate account for which the relevant Acquiring Fund is not an investment option, the disposition of such Shareholder's shares will be governed by such Shareholder's contract with the retirement plan.

Tax Aspects of the Reorganizations

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of an Acquired Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to Shareholders who may be subject to special treatment under federal income tax laws.

Tax Consequences of each Reorganization to Shareholders. Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Code.

As a condition to each Reorganization, each Acquired Fund and the Acquiring Fund, has requested an opinion of Dechert LLP substantially to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the applicable Acquired Fund and the applicable Acquiring Fund:

1.  The transfer of substantially all of the assets of the Acquired Fund in exchange solely for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of certain stated liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the applicable Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code;

2.  No gain or loss will be recognized by the applicable Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by such Acquiring Fund of the stated liabilities of the Acquired Fund;

3.  No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of the assets of the Acquired Fund to the applicable Acquiring Fund solely in exchange for the applicable Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their Acquired Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

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4.  No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund solely for the Acquiring Fund Shares;

5.  The aggregate tax basis for the Acquiring Fund Shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in the Acquired Fund surrendered by each such Shareholder in exchange therefor;

6.  The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in the Acquired Fund surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.  The tax basis of the assets of the Acquired Fund acquired by the applicable Acquiring Fund will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the Reorganization; and

8.  The holding period of the assets of the Acquired Fund in the hands of the applicable Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the applicable Acquiring Fund have the effect of reducing or eliminating such period with respect to an asset).

Prior to the closing of a Reorganization, each Acquired Fund will distribute to its shareholders any undistributed income and gains to the extent required to avoid entity level tax or as otherwise deemed desirable. The advice of counsel is not binding on the IRS or the courts and neither the Acquired Funds nor the Acquiring Funds has sought a ruling with respect to the tax treatment of the applicable Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganizations.

Description of Shares

The Acquiring Fund Shares to be issued pursuant to the applicable Reorganization Agreement will, when issued in exchange for the consideration therefor, be fully paid and non-assessable by the applicable Acquiring Fund and transferable without restrictions and will have no preemptive rights. For greater details regarding each Acquiring Fund's shares, see "General Shareholder Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

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Capitalization Tables (unaudited)

The following tables set forth the capitalization of each Acquired Fund as of June 29, 2012 and each Acquiring Fund on a pro forma combined basis as if each Reorganization had occurred on that date:

Mid Cap Growth (Acquired Fund)	Class A	Class B	Class C	Class I	Total
Net Assets	$280,241,633	$7,012,794	$19,435,276	$3,521,319	$310,211,022
Pro Forma Adjustments†	$(538,781)	$(13,483)	$(37,366)	$(6,770)	$(596,400)
Net Assets minus Pro Forma Adjustments	$279,702,852	$6,999,311	$19,397,910	$3,514,549	$309,614,622
Shares Outstanding	8,820,873	257,769	710,794	105,950	9,895,386
Net Asset Value Per Share	$31.71	$27.15	$27.29	$33.17	—

MSIFT Mid Cap Growth (Acquiring Fund)	Class H	Class L	Class I	Total
Net Assets	$10,294	$10,292	$4,466,683,577	$4,466,704,163
Shares Outstanding	304	304	127,187,643	127,188,251
Net Asset Value Per Share	$33.84	$33.83	$35.12	—
Pro Forma Combined Fund MSIFT Mid Cap Growth	Class H	Class L	Class I	Total
Net Assets	$286,712,457	$19,408,202	$4,470,198,126	$4,776,318,785
Shares Outstanding	8,472,590	573,698	127,287,716	136,334,004
Net Asset Value Per Share	$33.84	$33.83	$35.12	—

Global Strategist (Acquired Fund)	Class A	Class B	Class C	Class I	Total
Net Assets	$372,597,784	$16,797,324	$36,877,613	$23,670,115	$449,942,836
Pro Forma Adjustments††	$(567,935)	$(25,603)	$(56,211)	$(36,079)	$(685,828)
Net Assets minus Pro Forma Adjustments	$372,029,849	$16,771,721	$36,821,402	$23,634,036	$449,257,008
Shares Outstanding	24,601,216	1,103,457	2,462,412	1,557,169	29,724,254
Net Asset Value Per Share	$15.12	$15.20	$14.95	$15.18	—

MSIFT Global Strategist (Acquiring Fund)	Class H	Class L	Class I	Total
Net Assets	$9,955	$9,947	$21,437,135	$21,457,037
Shares Outstanding	693	693	1,488,580	1,489,966
Net Asset Value Per Share	$14.36	$14.34	$14.40	—
Pro Forma Combined Fund MSIFT Global Strategist	Class H	Class L	Class I	Total
Net Assets	$388,811,525	$36,831,349	$45,071,171	$470,714,045
Shares Outstanding	27,076,011	2,568,434	3,129,833	32,774,278
Net Asset Value Per Share	$14.36	$14.34	$14.40	—

†  Reflects the charge for estimated reorganization expenses of $538,781, $13,483, $37,366 and $6,770 by Class A shares, Class B shares, Class C shares and Class I shares, respectively, of Mid Cap Growth.

††  Reflects the charge for estimated reorganization expenses of $567,935, $25,603, $56,211 and $36,079 by Class A shares, Class B shares, Class C shares and Class I shares, respectively, of Global Strategist.

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Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of each Acquiring Fund and each Acquired Fund is set forth in the table below:

	Mid Cap Growth	MSIFT Mid Cap Growth
Investment Objective	• seeks long-term capital growth	• seeks long-term capital growth

	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

	Global Strategist	MSIFT Global Strategist
Investment Objective	• seeks to maximize the total return on its investments	• seeks above-average total return over a market cycle of three to five years

	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act	• The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act

Mid Cap Growth

Mid Cap Growth will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. Mid Cap Growth's other equity securities may include convertible securities and preferred stocks. MSIM seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. Mid Cap Growth may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Mid Cap Growth may also invest in initial public offerings and privately placed and restricted securities.

Mid Cap Growth may invest up to 25% of its net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts, Global Depositary Receipts, American Depositary Shares, Global Depositary Shares or local shares of non-U.S. issuers. Mid Cap Growth may also invest in U.S. dollar-denominated foreign securities that are traded on a U.S. national securities exchange. The 25% limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Mid Cap Growth may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

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MSIFT Mid Cap Growth

Under normal circumstances, at least 80% of MSIFT Mid Cap Growth's assets will be invested in common stocks of mid cap companies. MSIM seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. MSIM emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. MSIM seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. MSIFT Mid Cap Growth may also use derivative instruments as discussed herein. These derivative instruments will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

MSIFT Mid Cap Growth may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which MSIFT Mid Cap Growth may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. MSIFT Mid Cap Growth may invest in privately placed and restricted securities. In addition, MSIFT Mid Cap Growth may invest in convertible securities.

MSIFT Mid Cap Growth may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Global Strategist

Global Strategist's Adviser, MSIM, seeks to achieve Global Strategist's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

MSIM will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency selection. The portfolio's allocations will be based upon MSIM's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by MSIM's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. Global Strategist may invest in any country, including developing or emerging market countries. Global Strategist's investments may be U.S. and non-U.S. dollar denominated.

Global Strategist may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. Global Strategist may also invest in restricted and illiquid securities. Global Strategist may also invest up to 10% of its total assets in other investment companies, including ETFs. Global Strategist may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Global Strategist's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. Global Strategist may also invest in forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The mortgage-backed securities in which Global Strategist may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

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MSIFT Global Strategist

MSIM seeks to achieve MSIFT Global Strategist's investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

MSIM will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency selection. The Portfolio's allocations will be based upon MSIM's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by MSIM's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. MSIFT Global Strategist may invest in any country, including developing or emerging market countries. MSIFT Global Strategist's investments may be denominated in U.S. dollars or in currencies other than U.S. dollars.

MSIFT Global Strategist may invest a portion of its assets in below investment grade fixed income securities (commonly referred to as "junk bonds") and repurchase agreements. The Portfolio may also invest in restricted and illiquid securities. MSIFT Global Strategist may also invest up to 10% of its total assets in other investment companies, including ETFs. The mortgage-backed securities in which MSIFT Global Strategist may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

MSIFT Global Strategist may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. MSIFT Global Strategist's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. MSIFT Global Strategist may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Derivative instruments used by MSIFT Global Strategist will be counted toward MSIFT Global Strategist's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Investment Restrictions

The investment restrictions adopted by each Acquired Fund and each Acquiring Fund as fundamental policies are substantially similar. Each Acquiring Fund's investment restrictions are summarized under the caption "Investment Limitations" in the Statement of Additional Information dated January 31, 2012 with respect to MSIFT Mid Cap Growth Class I shares, April 30, 2012 with respect to Mid Cap Growth Class H and Class L shares and July 16, 2012, with respect to Global Strategist, each as it may be amended and supplemented from time to time. Each Acquired Fund's investment restrictions are summarized under the caption "Fund Policies/Investment Restrictions" in each Acquired Fund's Statement of Additional Information, dated January 31, 2012 (with respect to Mid Cap Growth) and November 30, 2011 (with respect to Global Strategist), each as may be amended and supplemented from time to time. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, which is defined by the 1940 Act as the lesser of (i) at least 67% of the voting securities of a fund or portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a fund or portfolio. The differences in the investment restrictions adopted by the Funds as fundamental policies are discussed below:

1.  With respect to MSIFT Mid Cap Growth's and MSIFT Global Strategist's investment restriction to not invest 25% or more of the value of its total assets in securities of issuers in any one industry, the Funds' investment restrictions state that (i) utility companies will be divided according to their services, for example, gas, gas transmission,

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electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. Mid Cap Growth and Global Strategist do not have such industry definitions.

The non-fundamental investment restrictions of the Acquiring Funds and the Acquired Funds are set forth below:

The Acquired Funds

Mid Cap Growth

The Fund will not:

1.  Make short sales of securities, except short sales against the box.

2.  Invest its assets in the securities of any investment company except as may be permitted by (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3.  Write, purchase or sell puts, calls or combinations thereof.

4.  Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

Global Strategist

The Fund will not:

1.  Make short sales of securities, except short sales against the box.

2.  Invest its assets in the securities of any investment company except as may permitted by (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

3.  Invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.

4.  Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

The Acquiring Funds

Each Acquiring Fund will not:

1.  purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that a Fund may make margin deposits in connection with transactions in options, futures, and options on futures;

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2.  sell short unless the Fund (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the Commission or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

3.  pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Fund may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the Commission and its staff;

4.  invest more than an aggregate of 15% of the net assets of the Fund, determined at the time of investment, in illiquid securities, provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

5.  invest for the purpose of exercising control over management of any company; and

6.  invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the Commission and its staff thereunder; provided that the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of an Acquiring Fund's assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the Commission, each Acquiring Fund may enter into interfund lending arrangements. Interfund loans and borrowings permit the Acquiring Funds to lend money directly to and borrow from other portfolios of the Company for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. The Acquiring Funds will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, the Acquiring Funds will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the their investment objectives and other investments. Any delay in repayment to an Acquiring Fund could result in a lost investment opportunity or additional borrowing costs.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

General

For a discussion of the organization and operation of each Acquiring Fund, see "Portfolio Summary" and "Fund Management" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B. For a discussion of the organization and operation of the Company, see "General Information—Fund History" in the Statements of Additional Information relating to each Acquiring Fund.

For a discussion of the organization and operation of each Acquired Fund, see "Fund Summary" and "Fund Details—Fund Management" in their respective prospectuses. For a discussion of the organization and operation of each of Mid Cap Growth and Global Strategist, see "Fund History" in each Acquired Fund's Statement of Additional Information.

Rights of Acquired Fund Shareholders and Acquiring Fund Shareholders

Each Acquiring Fund is organized as a separate series of shares of common stock of the Company, a Pennsylvania business trust that is governed by its Amended and Restated Declaration of Trust, its Amended and

30

Restated By-laws and Pennsylvania law. Each Acquired Fund is organized as a Massachusetts business trust that is governed by its Declaration of Trust, as amended, its Amended and Restated By-laws and Massachusetts law.

While Pennsylvania corporate law contains many provisions specifically applicable to management investment companies and Massachusetts statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies, certain statutory differences do exist and the Funds' organizational documents contain certain differences summarized below. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the Commission thereunder, and applicable state securities laws.

Consistent with Pennsylvania law, the Company has authorized the issuance of an unlimited number of shares. Consistent with Massachusetts law, the Acquired Funds are authorized to issue an unlimited number of shares. The Acquired Funds' and the Company's organizational documents allow the respective Board of Trustees to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of an Acquired Fund. However, the Declaration of Trust of each Acquired Fund contains an express disclaimer of shareholder liability for acts or obligations of the Acquired Fund, requires that notice of such Acquired Fund obligations include such disclaimer, and provides for indemnification out of the Acquired Fund's property for any shareholder held personally liable for the obligations of the Acquired Fund.

No Fund is required, and no Fund anticipates, holding annual meetings of its Shareholders. Each Fund has certain mechanics whereby Shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or the applicable Fund's organizational documents or deemed desirable by their Boards.

The business of each of the Acquiring Funds and the Acquired Funds is supervised by the respective Boards of the Acquired Funds and the Company. Each respective Board of the Acquired Funds consists of the same members; and similarly, the Board of the Company consists of the same members. The responsibilities, powers and fiduciary duties of trustees under Pennsylvania law are generally similar in certain respects to those for trustees under Massachusetts law, although significant differences do exist and shareholders should refer to the provisions of each Fund's applicable organizational documents and applicable law for a more thorough comparison. For the Acquiring Funds and the Acquired Funds, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. A trustee's term lasts until the election of such person's successor or until such person's earlier resignation or removal. In addition, the Acquired Funds' Declarations of Trust specify that a Trustee's term will terminate in the event of the death, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. Trustees of the Acquired Funds may be removed with or without cause by the action of two-thirds of the remaining Trustees or, with respect to Global Strategist, by the action of the shareholders of record of not less than two-thirds of the shares outstanding.

The foregoing is only a summary of certain differences between the Acquiring Funds and the Acquired Funds under applicable law. It is not intended to be a complete list of differences and Shareholders should refer to the provisions of each Fund's applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund's registration statements with the Commission, and Shareholders may obtain copies of such documents as described herein.

Financial Information

For certain financial information about each Fund, see "Financial Highlights" with respect to such Fund in its Prospectus.

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Shareholder Proposals

The Funds are not required and do not intend to hold regular shareholder meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings of either an Acquired Fund (in the event the applicable Reorganization is not completed) or an Acquiring Fund should send written proposals to Mary E. Mullin, Secretary, 522 Fifth Avenue, New York, NY 10036. To be considered for presentation at a shareholders' meeting, rules promulgated by the Commission require that, among other things, a shareholder's proposal must be received at the offices of the applicable Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Management

For information about the Board of Trustees, MSIM and the distributor of each Acquiring Fund, see "Fund Management—Adviser" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B and "Management of the Fund" in the Company's Statements of Additional Information.

For information about the Board, MSIM and the distributor of each Acquired Fund, see "Fund Details—Fund Management" in their Prospectus and "Management of the Fund" in each Acquired Fund's Statement of Additional Information.

Description of Shares and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of each Acquiring Fund, and information regarding Shareholder inquiries, see "General Information" in the Company's Statement of Additional Information as well as "General Shareholder Information" and "Where to Find Additional Information" in the Acquiring Funds' Prospectuses attached hereto as Exhibit B.

For a description of the nature and most significant attributes of shares of each Acquired Fund, and information regarding Shareholder inquiries, see "Capital Stock and Other Securities" in each Acquired Fund's Statement of Additional Information as well as "Shareholder Information—Additional Information" in each Acquired Fund's prospectus.

Dividends, Distributions and Taxes

For a discussion of each Acquiring Fund's policies with respect to dividends, distributions and taxes, see "General Shareholder Information—Tax Considerations" and "General Shareholder Information—Dividends and Distributions" in their Prospectus, "Tax Considerations" in the Company's Statements of Additional Information, and the discussions herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganizations" and "The Reorganizations—Tax Aspects of the Reorganizations."

For a discussion of each Acquired Fund's policies with respect to dividends, distributions and taxes, see "Shareholder Information—Distributions" and "Shareholder Information Tax Consequences" in their Prospectus, "Taxation of the Fund and Shareholders" in each Acquired Fund's Statement of Additional Information, and the discussions herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Dividends," "Synopsis—Tax Consequences of the Reorganizations" and "The Reorganization—Tax Aspects of the Reorganizations."

Purchases, Exchanges and Redemptions

For a discussion of how each Acquiring Fund's shares may be purchased, exchanged and redeemed, see "Purchasing Class I, Class P and Class L Shares," "Purchasing Class H Shares," "Redeeming Shares" and "General Shareholder Information—Exchange Privileges" in the Acquiring Funds' Prospectuses, "Purchase of Shares" and "Redemption of Shares" in the Company's Statements of Additional Information, and the discussion herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of how each Acquired Fund's shares may be purchased, exchanged and redeemed, see "Shareholder Information—How to Buy Shares; How to Exchange Shares; and How to Sell Shares" in their

32

Prospectus and "Purchase, Redemption and Pricing of Shares" in each Acquired Fund's Statement of Additional Information, and the discussion herein under "Synopsis—Comparison of each Acquired Fund and Acquiring Fund—Purchases, Exchanges and Redemptions."

For a discussion of each Acquiring Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Shares" in their Prospectus attached hereto in Exhibit B.

For a discussion of each Acquired Fund's policies with respect to frequent purchases and redemptions, see "Shareholder Information—Frequent Purchases and Redemptions of Fund Shares" in their Prospectus.

SHARE INFORMATION

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Mid Cap Growth as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class A
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	49.3236%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.8758%
STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	9.5186%
Class B
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	51.5991%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT IF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	8.2374%
FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	7.4640%
Class C
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	66.5919%

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Shareholder	Percentage of Outstanding Shares
FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.8994%
Class I
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	62.1447%
FIRST CLEARING, LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.4259%
STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	6.5335%

As of the Record Date, the trustees and officers of Mid Cap Growth, as a group, owned less than 1% of the outstanding shares of Mid Cap Growth.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of Global Strategist as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class A
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	77.6335%
Class B
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	71.2673%
Class C
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	81.3937%
Class I
MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	49.3552%

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Shareholder	Percentage of Outstanding Shares
MORGAN STANLEY & CO FBO THE ASCAP FOUNDATION COMPOSERS AUTHORS & PUBLISHERS FOUNDATION ASCAP BUILDING ONE LINCOLN PL NEW YORK NY 10023	31.7986%
STATE STREET BANK AND TRUST CO FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD MA 02090-2318	8.3304%

As of the Record Date, the trustees and officers of Global Strategist, as a group, owned less than 1% of the outstanding shares of Global Strategist.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of MSIFT Mid Cap Growth as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class I
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR CERTAIN EE BENEFIT PLANS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	44.109%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.755%
Class P
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR CERTAIN EE BENEFIT PLANS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	43.713%
NATIONAL FINCL SERVICES CORPORATION FOR EXCLUSIVE BNFT OF OUR CUST ATTN MUTUAL FUNDS DEPT 5TH FLOOR ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	15.532%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS SPECIAL CUSTODY FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.977%

35

Shareholder	Percentage of Outstanding Shares
WELLS FARGO BANK NA OMNIBUS ACCT FOR VARIOUS RET PLANS- 9777777726 NC 1151 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	5.436%

As of the Record Date, the Trustees and officers of MSIFT Mid Cap Growth, as a group, owned less than 1% of the outstanding shares of MSIFT Mid Cap Growth.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a class of MSIFT Global Strategist as of the Record Date:

Shareholder	Percentage of Outstanding Shares
Class I
KANO PROFIT SHARING PLAN ATTN RHOADS ZIMMERMAN PO BOX 110098 NASHVILLE TN 37222-0098	29.85%
WELLS FARGO BANK NA FBO OMNIBUS ACCOUNT REINV/REINV XXXX1 PO BOX 1533 MINNEAPOLIS MN 55480-1533	29.752%
PEOPLE'S LIGHT & THEATRE COMPANY ATTN GRACE GRILLET 39 CONESTOGA RD MALVERN PA 19355-1737	7.570%
STATE STREET BK & TR CO CUST IRA A/C DONALD G BAKER 616 MORNING GLORY DR HANOVER PA 17331-7828	5.5590%
Class P
FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS FIIOC AS AGENT FOR CERTAIN EE BENEFIT PLANS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1999	96.703%

As of the Record Date, the Trustees and officers of MSIFT Global Strategist, as a group, owned less than 1% of the outstanding shares of MSIFT Global Strategist.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Funds, for the fiscal year ended September 30, 2011, and Mid Cap Growth and Global Strategist, for the fiscal years ended September 30, 2011 and July 31, 2011, respectively, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Joint Proxy Statement and Prospectus forms a part, have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm (except that the financial information for the Acquired Funds for the fiscal years ended prior to 2011 was audited by the Acquired Funds' prior independent registered public accounting firm). The financial statements for Mid Cap Growth for the six-month period ended March 31, 2012, Global Strategist for the six-month period ended January 31, 2012 and the Acquiring Funds for the six-month

36

period ended March 31, 2012 have not been audited and are also incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Joint Proxy Statement and Prospectus forms a part. Each set of audited financial statements is incorporated herein by reference in reliance upon such reports given upon the authority of said independent registered public accounting firms as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of the Acquiring Fund Shares will be passed upon by Dechert LLP, New York, NY.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) MSIFT Mid Cap Growth's Prospectus dated January 31, 2012 (with respect to Class I shares), attached to this Joint Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 99 to the Company's Registration Statement on Form N-1A (File Nos. 2-89729; 811-03980); (ii) MSIFT Mid Cap Growth's Prospectuses dated April 30, 2012 (with respect to Class H and Class L shares), attached to this Joint Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 104 to the Company's Registration Statement on Form N-1A (File Nos. 2-89729; 811-03980); (iii) MSIFT Global Strategist's Prospectus dated July 16, 2012, attached to this Joint Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 107 to the Company's Registration Statement on Form N-1A (File Nos. 2-89729; 811-03980); (iv) Mid Cap Growth's Prospectus dated January 31, 2012, which Prospectus forms a part of Post-Effective Amendment No. 36 to Mid Cap Growth's Registration Statement on Form N-1A (File Nos. 2- 81151; 811-3639); (v) Global Strategist's Prospectus dated November 30, 2011, which Prospectus forms a part of Post-Effective Amendment No. 30 to Global Strategist's Registration Statement on Form N-1A (File Nos. 33-23669; 811-5634); (vi) the Company's Annual Report for its fiscal year ended September 30, 2011 with respect to the Acquiring Funds; (vii) the Company's Semi-Annual Report for the six-month period ended March 31, 2012 with respect to the Acquiring Funds; (viii) Mid Cap Growth's Annual Report for its fiscal year ended September 30, 2011; (ix) Mid Cap Growth's Semi-Annual Report for the six-month period ended March 31, 2012; (x) Global Strategist's Annual Report for its fiscal year ended July 31, 2011; and (xi) Global Strategist's Semi-Annual Report for the six-month period ended January 31, 2012.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports and other information with the Commission. Proxy materials, reports and other information about the Funds which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Funds and the Company are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-1520.

OTHER BUSINESS

Management of each Acquired Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the Proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the Proxy to vote this Proxy in accordance with their judgment on such matters.

  By Order of the Board of Trustees,

  Mary E. Mullin
  Secretary

July 24, 2012

37

Exhibit A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of June 28, 2012, by and between MORGAN STANLEY INSTITUTIONAL FUND TRUST (the "Company"), a Pennsylvania business trust, on behalf of ________________________ Portfolio ("Acquiring Fund"), and ________________________, a Massachusetts business trust ("Acquired Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for the assumption by Acquiring Fund of all stated liabilities of Acquired Fund and the issuance by Acquiring Fund of shares of beneficial interest, without par value (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Acquired Fund in liquidation of Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  The Reorganization and Liquidation of Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Acquired Fund agrees to assign, deliver and otherwise transfer the Acquired Fund Assets (as defined in paragraph 1.2) to Acquiring Fund, and the Company, on behalf of Acquiring Fund, agrees in exchange therefor to assume all of Acquired Fund's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

1.2  (a)  The "Acquired Fund Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Acquired Fund, and any deferred or prepaid expenses shown as an asset on Acquired Fund's books on the Valuation Date.

  (b)  On or prior to the Valuation Date, Acquired Fund will provide Acquiring Fund with a list of all of Acquired Fund's assets to be assigned, delivered and otherwise transferred to Acquiring Fund and a list of the stated liabilities to be assumed by Acquiring Fund pursuant to this Agreement. Acquired Fund reserves the right to sell any of the securities on such list but will not, without the prior approval of the Company, on behalf of Acquiring Fund, acquire any additional securities other than securities of the type in which Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Company, on behalf of Acquiring Fund. The Company, on behalf of Acquiring Fund, will, within a reasonable time prior to the Valuation Date, furnish Acquired Fund with a statement of Acquiring Fund's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Acquiring Fund's investment objective, policies and restrictions. In the event that Acquired Fund holds any investments that Acquiring Fund is not permitted to hold, Acquired Fund will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Acquired Fund and Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Acquiring Fund with respect to such investments, Acquired Fund if requested by the Company, on behalf of Acquiring Fund, will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3  Acquired Fund will endeavor to discharge all of Acquired Fund's liabilities and obligations on or prior to the Valuation Date. The Company, on behalf of Acquiring Fund, will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and

Liabilities of Acquired Fund prepared by the Treasurer of Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4  In order for the Acquired Fund to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Acquired Fund will on or before the Valuation Date (a) declare a dividend in an amount large enough so that Acquired Fund will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5  On the Closing Date or as soon as practicable thereafter, Acquired Fund will distribute Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1 pro rata to Acquired Fund's shareholders of record determined as of the close of business on the Valuation Date ("Acquired Fund Shareholders"). Each Acquired Fund Shareholder will receive the class of shares of Acquiring Fund that corresponds to the class of shares of Acquired Fund currently held by that Acquired Fund shareholder. Accordingly, the Acquiring Fund Shares will be distributed as follows: each of the Class I shares of Acquiring Fund will be distributed to holders of Class I shares of Acquired Fund, each of the Class H shares of Acquiring Fund will be distributed to holders of Class A and Class B shares of Acquired Fund and each of the Class L shares of Acquiring Fund will be distributed to holders of Class C shares of Acquired Fund. Such distribution will be accomplished by an instruction, signed by Acquired Fund's Secretary, to transfer Acquiring Fund Shares then credited to Acquired Fund's account on the books of Acquiring Fund to open accounts on the books of Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund shareholders. All issued and outstanding shares of Acquired Fund simultaneously will be canceled on Acquired Fund's books.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Fund's current Prospectus, as supplemented, and the Company's Statement of Additional Information.

1.7  Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of Acquiring Fund Shares on Acquired Fund's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Acquiring Fund Shares are to be issued and transferred.

1.8  Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund up to and including the date on which Acquired Fund is dissolved and terminated pursuant to paragraph 1.9.

1.9  Within one year after the Closing Date, Acquired Fund shall pay or make provision for the payment of all Acquired Fund's liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Acquired Fund, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Acquired Fund for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Acquired Fund shall be terminated following the making of all distributions pursuant to paragraph 1.5.

1.10  Copies of all books and records maintained on behalf of Acquired Fund in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Acquiring Fund or their designee, and Acquiring Fund or its designee shall comply with applicable record retention requirements to which Acquired Fund is subject under the 1940 Act.

2.  Valuation

2.1  The value of the Acquired Fund Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval of this Agreement by shareholders of Acquired Fund or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Acquiring Fund's then current Prospectus, as supplemented, and the Company's Statement of Additional Information.

2.3  The number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Acquired Fund shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Acquiring Fund (determined in accordance with paragraph 2.2).

2.4  All computations of value shall be made by Morgan Stanley Services Company Inc. ("Morgan Stanley Services") in accordance with its regular practice in pricing Acquiring Fund. The Company, on behalf of Acquiring Fund, shall cause Morgan Stanley Services to deliver a copy of Acquiring Fund's valuation report at the Closing.

3.  Closing and Closing Date

3.1  The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

3.2  Portfolio securities held by Acquired Fund and represented by a certificate or other written instrument shall be presented by it or on its behalf to State Street Bank and Trust Company (the "Custodian"), as custodian for Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Acquired Fund to the Custodian for the account of Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "State Street Bank and Trust Company, Custodian for Morgan Stanley Institutional Fund, Inc."

3.3  In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Company, on behalf of Acquiring Fund, and Acquired Fund accurate appraisal of the value of the net assets of Acquiring Fund or the Acquired Fund Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4  If requested, Acquired Fund shall deliver to the Company, on behalf of Acquiring Fund, or its designee (a) at the Closing, a list, certified by Acquired Fund's Secretary, of the names, addresses and taxpayer identification numbers of the Acquired Fund shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such Acquired Fund shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Company, on behalf of Acquiring Fund, shall issue and deliver to such Secretary a confirmation evidencing delivery of Acquiring Fund Shares to be credited on the Closing Date to Acquired Fund or provide evidence satisfactory to Acquired Fund that such Acquiring Fund Shares have been credited to Acquired Fund's account on the books of Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  Covenants of Acquiring Fund and Acquired Fund

4.1  Except as otherwise expressly provided herein, the Acquired Fund and the Company, on behalf of Acquiring Fund, will operate in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2  The Company will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Acquiring Fund Shares ("Registration Statement"). Acquired Fund, will provide the Proxy Materials as described in paragraph 4.3 below for inclusion in the Registration Statement. The Company, on behalf of the Acquiring Fund, and the Acquired Fund agree that each of Acquired Fund and Acquiring Fund will further provide such other information and documents as are reasonably necessary for the preparation of the Registration Statement.

4.3  Acquired Fund will call a meeting of Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Acquired Fund will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Company, on behalf of Acquiring Fund, will furnish Acquired Fund with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

4.4  Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund shares.

4.5  Subject to the provisions of this Agreement, the Company, on behalf of the Acquiring Fund, and the Acquired Fund agree that each respective Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6  Acquired Fund, shall furnish or cause to be furnished to Acquiring Fund within 30 days after the Closing Date a statement of Acquired Fund's assets and liabilities as of the Closing Date, which statement shall be certified by the Acquired Fund's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement certified by the Acquired Fund's Treasurer of Acquired Fund's earnings and profits for federal income tax purposes that will be carried over to Acquiring Fund pursuant to Section 381 of the Code.

4.7  As soon after the Closing Date as is reasonably practicable, the Company (a) shall prepare and file all federal and other tax returns and reports of Acquired Fund required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8  The Company agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

5.  Representations and Warranties

5.1  The Company, on behalf of Acquiring Fund, represents and warrants to Acquired Fund, as follows:

  (a)  Acquiring Fund is a series of the Company, a validly existing Pennsylvania business trust with full power to carry on its business as presently conducted;

  (b)  The Company is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus of the Acquiring Fund and Statement of Additional Information of the Company conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  The Company is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Amended and Restated Agreement and Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquiring Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Company, Acquiring Fund or any of their properties or assets which, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and the Company knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights for its last completed fiscal year, audited by Ernst & Young LLP (copies of which will be furnished to Acquired Fund), fairly present, in all material respects, Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

  (i)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes a valid and binding obligation of Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquiring Fund's performance of this Agreement;

  (j)  Acquiring Fund Shares to be issued and delivered to Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

  (k)  All material federal and other tax returns and reports of Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Company's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of the Company's obligations with respect to Acquiring Fund under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

  (m)  Since October 31, 2011, there has been no change by Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

  (n)  The information furnished or to be furnished by the Company on behalf of Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

  (o)  The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2  Acquired Fund represents and warrants to the Company, on behalf of Acquiring Fund as follows:

  (a)  Acquired Fund is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

  (b)  Acquired Fund is a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

  (c)  All of the issued and outstanding shares of Acquired Fund have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Acquired Fund are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Acquired Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

  (d)  The current Prospectus, as supplemented, of Acquired Fund and Statement of Additional Information of Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

  (e)  Acquired Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of its Declaration of Trust or By-Laws, each as amended, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Acquired Fund is a party or by which it is bound;

  (f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect Acquired Fund's financial condition or the conduct of its business; and Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

  (g)  The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Acquired Fund for its last completed fiscal year, audited by Ernst & Young LLP (except that the financial information for the Acquired Funds for the fiscal years ended prior to 2011 was audited by the Acquired Funds' prior independent registered public accounting firm) (copies of which have been or will be furnished to Acquiring Fund) fairly present, in all material respects, Acquired Fund's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Acquired Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

  (h)  Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

  (i)  All issued and outstanding shares of Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Acquiring Fund pursuant to paragraph 3.4;

  (j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Acquired Fund, and subject to the approval of Acquired Fund's shareholders, this Agreement constitutes a valid and binding obligation of Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Acquired Fund's performance of this Agreement;

  (k)  All material federal and other tax returns and reports of Acquired Fund required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

  (l)  For each taxable year since its inception, Acquired Fund has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of Acquired Fund's obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect, the ability of Acquired Fund to continue to meet the requirements of Subchapter M of the Code for its final taxable year ending on the Closing Date;

  (m)  At the Closing Date, Acquired Fund will have good and valid title to the Acquired Fund Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Acquired Fund which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Company, on behalf of Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

  (n)  On the effective date of the Registration Statement, at the time of the meeting of Acquired Fund's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Acquired Fund for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

  (o)  Acquired Fund will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

  (p)  Acquired Fund has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

  (q)  Acquired Fund is not acquiring Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  Conditions Precedent to Obligations of Acquired Fund

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Company, on behalf of Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1  All representations and warranties of the Company made on behalf of Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  The Company, on behalf of Acquiring Fund, shall have delivered to Acquired Fund a certificate of the Company's President and Treasurer, in a form reasonably satisfactory to Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Company, on behalf of Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Acquired Fund, shall reasonably request;

6.3  Acquired Fund, shall have received a favorable opinion from Dechert LLP, counsel to Acquiring Fund, dated as of the Closing Date, to the effect that:

  (a)  Acquiring Fund is a series of the Company, a validly existing Pennsylvania business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) the Company is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Company and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund enforceable against Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Acquiring Fund Shares to be issued to Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable, and no shareholder of Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Company's Amended and Restated Agreement and Declaration of Trust or By-Laws, each as amended; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of Acquiring Fund or any increase in the investment management fees or annual fees pursuant to Acquiring Fund's shareholder services plan from those described in Acquiring Fund's Prospectuses dated January 31, 2011 with respect to Class I and Class P shares and April 30, 2012 with respect to Class H and Class L shares, each as may be supplemented, and the Company's Statements of Additional Information dated January 31, 2011 with respect to Class I and Class P shares and April 30, 2012 with respect to Class H and Class L shares, each as may be supplemented.

7.  Conditions Precedent to Obligations of Acquiring Fund

The obligations of the Company, on behalf of Acquiring Fund, to complete the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Acquired Fund shall have delivered to Acquiring Fund at the Closing a certificate of Acquired Fund's President and its Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company, on behalf of Acquiring Fund, shall reasonably request;

7.3  Acquired Fund shall have delivered to Acquiring Fund a statement of the Acquired Fund Assets and its liabilities, together with a list of Acquired Fund's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of the Acquired Fund;

7.4  The Company, on behalf of Acquiring Fund, shall have received at the Closing a favorable opinion from Dechert LLP, counsel to Acquired Fund, dated as of the Closing Date to the effect that:

  (a)  Acquired Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted; (b) Acquired Fund is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Acquired Fund, and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Company, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund enforceable against Acquired Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund's Declaration of Trust or By-Laws, each as amended; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5  On the Closing Date, the Acquired Fund Assets shall include no assets that the Acquiring Fund, by reason of limitations of the Acquired Fund's Declaration of Trust, as amended, or otherwise, may not properly acquire.

8.  Further Conditions Precedent to Obligations of Acquiring Fund and Acquired Fund

The obligations of Acquired Fund and the Company, on behalf of Acquiring Fund, hereunder are each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with the provisions of Acquired Fund's Declaration of Trust, as amended, and certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund;

8.2  On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Company, on behalf of Acquiring Fund, or Acquired Fund to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund;

8.4  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  Acquired Fund, shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Acquired Fund shareholders all of Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6  The parties shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, which opinion may be relied upon by the shareholders of Acquired Fund, substantially to the effect that, for federal income tax purposes:

  (a)  The transfer of substantially all of Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of certain stated liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code;

  (b)  No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities of Acquired Fund;

  (c)  No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of the assets of Acquired Fund to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the stated liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

  (d)  No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund Shares;

  (e)  The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Acquired Fund shares surrendered by each such Acquired Fund shareholder in exchange therefor;

  (f)  The holding period of Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

  (g)  The tax basis of the assets of Acquired Fund acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization; and

  (h)  The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an asset).

Notwithstanding anything herein to the contrary, neither the Company, on behalf of Acquiring Fund, nor Acquired Fund, may waive the conditions set forth in this paragraph 8.6.

9.  Fees and Expenses

9.1  (a)  Acquired Fund shall bear expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including printing, filing and proxy solicitation expenses, legal, accounting, Commission registration fees and Blue Sky expenses.

  (b)  In the event the transactions contemplated herein are not consummated by reason of Acquired Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquired Fund's obligations specified in this Agreement), Acquired Fund's only obligation hereunder shall be to reimburse Acquiring Fund for all reasonable out-of-pocket fees and expenses incurred by Acquiring Fund in connection with those transactions.

  (c)  In the event the transactions contemplated herein are not consummated by reason of Acquiring Fund being either unwilling or unable to go forward (other than by reason of the non-fulfillment or failure of any condition to Acquiring Fund's obligations specified in this Agreement), Acquiring Fund's only obligation hereunder shall be to reimburse Acquired Fund for all reasonable out-of-pocket fees and expenses incurred by Acquired Fund in connection with those transactions.

10.  Entire Agreement; Survival of Warranties

10.1  This Agreement constitutes the entire agreement between the parties.

10.2  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Acquired Fund hereunder shall not survive the dissolution and complete liquidation of Acquired Fund in accordance with paragraph 1.9.

11.  Termination

11.1  This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

  (a)  by the mutual written consent of Acquired Fund and the Company, on behalf of Acquiring Fund;

  (b)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before June 28, 2013; or

  (c)  by either the Company, on behalf of Acquiring Fund, or Acquired Fund, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Acquired Fund shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2  (a)  Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the trustees or officers of the Company, on behalf of Acquiring Fund, or the trustees or officers of the Acquired Fund, to any other party or its directors, trustees or officers.

  (b)  Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Company, Acquiring Fund or Acquired Fund, or the trustees or officers of the Company, on behalf of Acquiring Fund, or the trustees or officers of Acquired Fund, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.  Miscellaneous

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies hereunder or by reason of this Agreement.

13.5  The obligations and liabilities of Acquiring Fund hereunder are solely those of Acquiring Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Acquiring Fund, or the trustees or officers of the Company, acting on behalf of Acquiring Fund, shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Acquiring Fund and signed by authorized officers of the Company, acting on behalf of Acquiring Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6  The obligations and liabilities of Acquired Fund hereunder are solely those of Acquired Fund. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Acquired Fund, or the trustees or officers of Acquired Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of the Acquired Fund and signed by authorized officers of the Acquired Fund, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INSTITUTIONAL FUND TRUST,	on behalf of the Acquiring Fund

By: Name: Title:

ACQUIRED FUND

By: Name: Title:

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Mid Cap Growth Portfolio

Prospectus

January 31, 2012

Share Class	Ticker Symbol
Class I	MPEGX

Class P	MACGX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mid Cap Growth Portfolio Prospectus

January 31, 2012

Portfolio Summary

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio does not charge any sales loads or other fees when you purchase or redeem shares.

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Advisory Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.70%	0.95%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$224	$390	$871
Class P	$97	$303	$525	$1,166

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may invest in privately placed securities. In addition, the Portfolio may invest in convertible securities.

The Portfolio may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

• Common Stock and Other Equity Securities. In general, stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

• Mid Capitalization Companies. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing

morganstanley.com/im

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in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Privately Placed Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Portfolio's Trustees to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Class will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	26.71%

Low Quarter	12/31/08	–26.68%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past One Year	Past Five Years	Past Ten Years
Class I (commenced operations on 3/30/90) Return before Taxes	–6.89%	5.15%	7.27%
Return after Taxes on Distributions	–7.68%	4.95%	7.16%
Return after Taxes on Distributions and Sale of Fund Shares	–3.55%	4.43%	6.42%
Class P (commenced operations on 1/31/97) Return before Taxes	–7.11%	4.90%	7.00%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	–1.65%	2.44%	5.29%
Lipper Multi-Cap Growth Funds Index (reflects no deductions for taxes)[2]	–4.02%	0.87%	2.78%

1  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Class will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 2002

David S. Cohen	Managing Director	January 2002

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

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Purchase and Sale of Fund Shares

On March 31, 2011, the Fund suspended offering shares of the Portfolio to new investors. The Fund will continue to offer shares of the Portfolio in certain circumstances. For more information, please refer to the "Purchasing Shares" section beginning on page 10.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Shares—Share Class Arrangements" and "—Other Purchase Information" sections beginning on pages 10 and 11, respectively, of this Prospectus.

Portfolio shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Shares" and "Redeeming Shares" sections beginning on pages 10 and 11, respectively, of this Prospectus.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

morganstanley.com/im

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Details of the Portfolio

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy of investing in mid cap companies, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest in convertible securities. The Portfolio may invest up to 10% of its assets in real estate investment trusts ("REITs"). The Portfolio may also invest in privately placed securities.

The Portfolio may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its net asset value ("NAV") and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not

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Mid Cap Growth Portfolio Prospectus

January 31, 2012

Details of the Portfolio (Cont'd)

necessarily have an effect on the U.S. economy or similar issuers located in the United States.

The Portfolio's investments may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

REITs pool investors' funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Portfolio's Trustees to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Additional Information about the Portfolio's Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities include common stock, preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid

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Mid Cap Growth Portfolio Prospectus

January 31, 2012

and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A forward foreign currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Foreign Currency

The Portfolio's investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature,

7

tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable U.S. Securities and Exchange Commission (the "Commission") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified

8

Mid Cap Growth Portfolio Prospectus

January 31, 2012

notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies, as described in the SAI. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

9

Purchasing Shares

On March 31, 2011, the Fund suspended offering shares of the Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Portfolio to existing shareholders and, as market conditions permit, may recommence offering shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000,000 for Class P shares of the Portfolio.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P shares.

General

Shares of the Portfolio may be purchased directly from the Fund or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of, or in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the NAV next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company, Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust. c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled "Valuation of Shares." Instruct your bank to send a

10

Mid Cap Growth Portfolio Prospectus

January 31, 2012

Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund Trust
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares or Class P shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the independent Trustees of the Fund; (vii) clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares or Class P shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

You may redeem shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

11

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

The Fund will ordinarily pay redemption proceeds in cash within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the Commission.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

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Mid Cap Growth Portfolio Prospectus

January 31, 2012

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investment in certain fixed income securities may be adversely affected by price arbitrage trading securities.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, exchanges and redemptions of shares are described in the "Purchasing Shares," "General Shareholder Information" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at financial intermediaries as described below, the Fund's policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) requests assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, exchanges and redemptions of shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

13

General Shareholder Information

Valuation of Shares

The price of the Portfolio's shares (NAV) is based on the value of the Portfolio's securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Class P shares.

Exchange Privilege

You may exchange Class I and Class P shares for the same Class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares' respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

You can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Fund Trust. c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be

14

Mid Cap Growth Portfolio Prospectus

January 31, 2012

subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

Due to recent legislation, the Portfolio (or its administrative agent) is required to report to the IRS and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders annually.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

15

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, New York 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision.

The Adviser makes investment decisions for the Portfolio and places the Portfolio's purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's actual rates of compensation as a percentage of the Portfolio's average daily net assets for the Fund's 2011 fiscal year.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 2011.

Adviser's Rate of Compensation

Portfolio	FY 2011 Actual Compensation Rate
Mid Cap Growth	0.49%

Portfolio Management
Mid Cap Growth Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Jason C. Yeung and Sam G. Chainani, each a Managing Director of the Adviser, and Alexander T. Norton and Armistead B. Nash, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser. The Distributor has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of the Portfolio on its behalf.

Shareholder Services Plan (Class P)

The Fund has adopted a Shareholder Services Plan for the Portfolio's Class P shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Class P Service Plan"). Under the Class P Service Plan, the Portfolio may

16

Mid Cap Growth Portfolio Prospectus

January 31, 2012

pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P shares. The Distributor may direct that all or any part of this fee be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of Portfolio shares. For more information, please see the Fund's SAI.

17

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I and Class P shares of the Portfolio for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolio are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference in the SAI and are included in the Fund's Annual Report to Shareholders. The Annual Report to Shareholders and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

18

Mid Cap Growth Portfolio Prospectus

January 31, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.58		$26.96		$23.99		$33.68		$25.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.03		0.11		0.03		0.05¥		0.17
Net Realized and Unrealized Gain (Loss)	0.14		6.52		2.94		(9.58)		8.42
Total from Investment Operations	0.17		6.63		2.97		(9.53)		8.59
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.01)		—		(0.16)		(0.12)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$33.65		$33.58		$26.96		$23.99		$33.68
Total Return++	0.47%		24.58%		12.38	%**	(28.42	)%¥	34.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,797,139		$3,012,006		$2,005,809		$1,609,506		$1,647,326
Ratio of Expenses to Average Net Assets	0.69	%+††	0.68	%+††	0.69	%+	0.63	%+	0.63	%+
Ratio of Net Investment Income to Average Net Assets	0.07	%+††	0.38	%+††	0.16	%+	0.17	%+	0.57	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class I.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

19

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$32.51		$26.15		$23.33		$32.78		$24.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		0.04		(0.02)		(0.02	)¥	0.09
Net Realized and Unrealized Gain (Loss)	0.15		6.32		2.84		(9.34)		8.20
Total from Investment Operations	0.08		6.36		2.82		(9.36)		8.29
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.09)		(0.05)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$32.55		$32.51		$26.15		$23.33		$32.78
Total Return++	0.22%		24.32%		12.04	%**	(28.59	)%¥	33.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,595,397		$2,465,552		$1,567,302		$1,236,945		$1,520,096
Ratio of Expenses to Average Net Assets (1)	0.94	%+††	0.93	%+††	0.96	%+	0.88	%+	0.88	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%+††	0.13	%+††	(0.11	)%+	(0.07	)%+	0.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.89	%+	N/A
Net Investment Loss to Average Net Assets	N/A		N/A		N/A		(0.08	)%+	N/A

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

20

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21

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated January 31, 2012, which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Commission at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
1-800-354-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-03980.

IFTMCGPRO 01/12

Prospectus Supplement

June 12, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated June 12, 2012 to the Morgan Stanley Institutional Fund Trust (the "Fund") Prospectus dated April 30, 2012 of:

Mid Cap Growth Portfolio

Effective June 15, 2012, the first paragraph under the section entitled "Portfolio Summary—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

On June 15, 2012, the Fund suspended offering Class L and Class H shares of the Portfolio to new investors. The Fund will continue to offer Class L and Class H shares of the Portfolio in certain circumstances. For more information, please refer to the "Purchasing Class L Shares" and "Purchasing Class H Shares" sections beginning on pages 10 and 11, respectively, of this Prospectus.

Effective June 15, 2012, the first paragraph under the section entitled "Purchasing Class L Shares" is hereby deleted and replaced with the following:

On June 15, 2012, the Fund suspended offering Class L shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class L shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer Class L shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class L shares of the Portfolio to existing shareholders and, as market conditions permit, may recommence offering Class L shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio's Class L shares may be limited in amount and may commence and terminate without any prior notice.

Effective June 15, 2012, the first paragraph under the section entitled "Purchasing Class H Shares" is hereby deleted and replaced with the following:

On June 15, 2012, the Fund suspended offering Class H shares of the Portfolio to new investors, except as follows. The Fund will continue to offer Class H shares of the Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer Class H shares of the Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class H shares of the Portfolio to existing shareholders and, as market conditions permit, may recommence offering Class H shares of the Portfolio to other new investors in the future. Any such offerings of the Portfolio's Class H shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

  IFTMCGHLSPT 6/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Mid Cap Growth Portfolio

Share Class and Ticker Symbol
Portfolio	Class H	Class L
Mid Cap Growth Portfolio	MSKHX	MSKLX

Prospectus

April 30, 2012

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mid Cap Growth Portfolio Prospectus

April 30, 2012

Portfolio Summary

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class H Shares" section on page 11 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75	%†	None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class H	Class L
Advisory Fee	0.50%	0.50%
Distribution and/or Service (12b-1) Fee	0.25%	0.75%
Other Expenses‡	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.95%	1.45%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class H	$567	$763
Class L	$148	$459

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Purchasing Class H Shares."

‡  Other expenses have been estimated for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may invest in privately placed and restricted securities. In addition, the Portfolio may invest in convertible securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

• Common Stock and Other Equity Securities. In general, stock values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the

morganstanley.com/im

1

convertible security will tend to fluctuate directly with the price of the underlying security.

• Mid Capitalization Companies. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• Privately Placed and Restricted Securities. The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years (Class I)*

High Quarter	6/30/09	26.71%

Low Quarter	12/31/08	–26.68%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past One Year	Past Five Years	Past Ten Years
Class I*
Return before Taxes	–6.89%	5.15%	7.27%
Return after Taxes on Distributions	–7.68%	4.95%	7.16%
Return after Taxes on Distributions and Sale of Fund Shares	–3.55%	4.43%	6.42%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[1]	–1.65%	2.44%	5.29%
Lipper Multi-Cap Growth Funds Index (reflects no deductions for taxes)[2]	–4.02%	0.87%	2.78%

*  Class I shares are not offered in this Prospectus. As of December 31, 2011, the Fund had not commenced offering Class H and Class L shares of the Portfolio. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

2  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares

2

through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Dennis P. Lynch	Managing Director	January 2002

David S. Cohen	Managing Director	January 2002

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

The Fund is not currently offering Class H and Class L shares of the Portfolio. The Fund may commence offering Class H and Class L shares of the Portfolio in the future. Any such offerings of the Portfolio's Class H and Class L shares may commence and terminate without any prior notice.

The minimum initial investment generally is $25,000 for each of Class H and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class H Shares" sections beginning on pages 10, 11 and 11, respectively, of this Prospectus.

Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust (the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Class L Shares" and "Redeeming Shares" sections beginning on pages 10 and 14, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

morganstanley.com/im

3

Details of the Portfolio

Objective

The Mid Cap Growth Portfolio seeks long-term capital growth.

Approach

The Adviser seeks long-term capital growth by investing primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index.

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Process

The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in common stocks of mid cap companies. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Portfolio may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

In accordance with the Portfolio's investment strategy of investing in mid cap companies, the capitalization range of securities in which the Portfolio may invest is consistent with the capitalization range of the Russell Midcap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest in convertible securities. The Portfolio may invest up to 10% of its assets in real estate investment trusts ("REITs"). The Portfolio may also invest in privately placed and restricted securities.

The Portfolio may utilize foreign currency forward exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Portfolio.

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer. Investments in mid cap companies may involve greater risk than investments in larger, more established companies. The securities issued by mid cap companies may be less liquid and their prices subject to more abrupt or erratic price movements. In addition, mid cap companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's

4

Mid Cap Growth Portfolio Prospectus

April 30, 2012

Details of the Portfolio (Cont'd)

shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

REITs pool investors' funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

The Portfolio's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Portfolio to sell certain securities.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

5

Additional Information about the Portfolio's Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, American Depositary Receipts ("ADRs"), limited partnership interests, other specialty securities having equity features and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Growth stocks generally have higher growth rates, betas and price/earnings ratios, and lower yields than the stock market in general as measured by an appropriate stock market index. Value stocks are stocks that are deemed by the Adviser to be undervalued relative to the stock market in general. The Adviser makes value decisions guided by the appropriate market index, based on value characteristics such as price/earnings and price/book ratios. Value stocks generally are dividend paying common stocks. However, non-dividend paying stocks also may be selected for their value characteristics.

IPOs

The Portfolio may purchase shares issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The Portfolio's purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time. The purchase of shares issued in IPOs may have a greater impact upon the Portfolio's total returns during any period that the Portfolio has a small asset base. As the Portfolio's assets grow, any impact of IPO investments on the Portfolio's total return may decline.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities (commonly referred to as "junk bonds" or high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting

6

Mid Cap Growth Portfolio Prospectus

April 30, 2012

standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

The Portfolio's investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily

7

provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. A small percentage of swap contracts are

8

Mid Cap Growth Portfolio Prospectus

April 30, 2012

cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

9

Purchasing Class L Shares

The Fund is not currently offering Class L shares of the Portfolio. The Fund may commence offering Class L shares of the Portfolio in the future. Any such offerings of the Portfolio's Class L shares may commence and terminate without any prior notice.

Share Class Arrangements

The minimum initial investment generally is $25,000 for Class L shares of the Portfolio.

Class L shares are subject to a monthly distribution fee at an annual rate of up to 0.50% of the Portfolio's average daily net assets attributable to Class L shares and a monthly shareholder servicing fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

General

Shares of the Portfolio may be purchased directly from the Fund or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of, or in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the NAV next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company, Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust. c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled "Valuation of Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund Trust
Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

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Mid Cap Growth Portfolio Prospectus

April 30, 2012

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the independent Trustees of the Fund; and (vii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Purchasing Class H Shares

The Fund is not currently offering Class H shares of the Portfolio. The Fund may commence offering Class H shares of the Portfolio in the future. Any such offerings of the Portfolio's Class H shares may commence and terminate without any prior notice.

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions. Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a

11

monthly shareholder services fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class H shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of the Portfolio by the following related accounts:

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21).

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of the Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund, Inc. for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An IRA and single participant retirement account (such as a Keogh).

•  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of the Fund or a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide

12

April 30, 2012

Mid Cap Growth Portfolio Prospectus

account statements and/or confirmations regarding Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent, and (2) the historical cost of shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund, Inc. you currently own acquired in exchange for shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund, Inc. purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent, your authorized financial representative and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through ,reinvestment of distributions are not aggregated to achieve the stated investment goal.

General

Class H shares of the Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares of the Portfolio.

Class H shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio, taking into account any applicable sales charge.

Class H shares of the Portfolio may be purchased at the NAV (plus any applicable front-end sales charge) next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received, plus any applicable sales charge, by the method described above.

Order Processing Fee

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Portfolio. Please consult your authorized financial representative for more information regarding any such fees.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

13

Redeeming Shares

Class L

You may redeem Class L shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

Class H

You may redeem Class H shares of the Portfolio by contacting your authorized financial representative. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order.

General

The Fund will ordinarily pay redemption proceeds in cash within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

14

Mid Cap Growth Portfolio Prospectus

April 30, 2012

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investment in certain fixed income securities may be adversely affected by price arbitrage trading securities.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, exchanges and redemptions of shares are described in the "Purchasing Shares," "General Shareholder Information" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at financial intermediaries as described below, the Fund's policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) requests assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, exchanges and redemptions of shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

15

General Shareholder Information

Share Classes

This Prospectus offers Class H and Class L shares of the Portfolio, each having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Class I and Class P shares are generally restricted to investments in minimum amounts that are substantially higher than Class H and Class L shares.

Valuation of Shares

The price of the Portfolio's shares (NAV) is based on the value of the Portfolio's securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, a Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Class H and Class L shares.

Exchange Privilege

You may exchange Class H and Class L shares for the same Class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares' respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

With respect to exchanges of Class L shares, you can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786. With respect to Class H shares, you can process your exchange by contacting your authorized financial representative.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio. Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

16

Mid Cap Growth Portfolio Prospectus

April 30, 2012

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

Due to recent legislation, the Portfolio (or its administrative agent) is required to report to the IRS and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders annually.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

17

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 2011.

Advisory Fees

For the fiscal year ended September 30, 2011, the Adviser received a fee for advisory services (net of affiliated rebates, if applicable) equal to 0.49% of the Portfolio's average daily net assets.

Portfolio Management
Mid Cap Growth Portfolio

The Portfolio is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani and Jason C. Yeung, each a Managing Director of the Adviser, and Alexander T. Norton and Armistead B. Nash, each an Executive Director of the Adviser.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Portfolio. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc., a wholly-owned subsidiary of the Adviser. The Distributor has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of the Portfolio on its behalf.

Shareholder Services Plan (Class H)

The Fund has adopted a Shareholder Services Plan for the Portfolio's Class H shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Class H Service Plan"). Under the Class H Service Plan, the Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class H shares. The Distributor may direct that all or any part of this fee be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services to investors who purchase Class H shares. Over time the shareholder servicing fees will increase the cost of

18

Mid Cap Growth Portfolio Prospectus

April 30, 2012

your investment and may cost you more than paying other types of sales charges.

Distribution and Shareholder Services Plan (Class L)

The Fund has adopted a Distribution and Shareholder Services Plan for the Portfolio's Class L shares pursuant to Rule 12b-1 under the 1940 Act (the "Class L Plan"). Under the Class L Plan, the Portfolio pays the Distributor a monthly distribution fee at an annual rate of up to 0.50% of the Portfolio's average daily net assets attributable to Class L shares and a monthly shareholder service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide distribution and/or shareholder support services to investors who purchase Class L shares. Over time the distribution fees and shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of Portfolio shares. For more information, please see the Fund's SAI.

19

Financial Highlights

No financial information is provided for the Portfolio's Class H and Class L shares because they had not commenced operations as of the date of this Prospectus.

20

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21

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated April 30, 2012, which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports, may be obtained from the SEC in any of the following ways. (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) on-line: you may retrieve information from the SEC's web site at http://www.sec.gov; (3) by mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) by e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
1-800-354-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-03980.

IFTMCGHLPRO 4/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Global Strategist Portfolio (formerly Balanced Portfolio)

Share Class and Ticker Symbol
Portfolio	Class I	Class P	Class H	Class L
Global Strategist	MPBAX	MBAAX	MSBHX	MSDLX

Prospectus

July 16, 2012

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Global Strategist Portfolio Prospectus

July 16, 2012

Portfolio Summary

Objective

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class H Shares" section on page 14 of this Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H	Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75%	None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.45%	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	0.86%	0.86%	0.86%‡	0.86%‡
Total Annual Portfolio Operating Expenses	1.31%	1.56%	1.56%	2.06%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$133	$415	$718	$1,579
Class P	$159	$493	$850	$1,856
Class H	$626	$944	$1,285	$2,243
Class L	$209	$646	$1,108	$2,390

‡  Other expenses have been estimated for the Portfolio's Class H and Class L shares for the current fiscal year.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., seeks to achieve the Portfolio's investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), rights and warrants to purchase equity securities and limited partnership interests. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Portfolio's allocations will be based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. The Portfolio's investments may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Portfolio may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. The Portfolio may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

morganstanley.com/im

1

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

• Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

• Fixed Income Securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. A portion of the Portfolio's fixed income securities may be rated below investment grade.

• Lower Rated Fixed-Income Securities ("Junk Bonds"). The prices of these securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher rated securities. In addition, during an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress.

• Mortgage Securities. Investments in mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected which may adversely affect the Portfolio's return. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

• REITs. Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Operating REITs requires specialized management skills and the Portfolio indirectly bears management expenses along with the direct expenses of the Portfolio. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Portfolio.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

• U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

• Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

• Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods compare with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's past performance,

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before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	9/30/09	12.23%

Low Quarter	12/31/08	–12.60%

Average Annual Total Returns For Periods Ended December 31, 2011

	Past One Year	Past Five Years	Past Ten Years
Class I (commenced operations on 12/31/92)
Return before Taxes	3.84%	2.93%	4.64%
Return after Taxes on Distributions	3.27%	2.15%	3.84%
Return after Taxes on Distributions and Sale of Fund Shares	2.49%	2.08%	3.56%
Class P (commenced operations on 11/1/96)
Return before Taxes	3.52%	2.65%	4.37%
Class H*
Return before Taxes	N/A	N/A	N/A
Class L*
Return before Taxes	N/A	N/A	N/A
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	–7.35%	–1.93%	4.24%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)[2]	2.11%	–0.25%	2.92%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[3]	7.84%	6.50%	5.78%
60/40 Blended Index (reflects no deduction for fees, expenses or taxes)[4]	4.98%	3.03%	4.55%
Lipper Mixed-Asset Target Allocation Growth Funds Index (reflects no deduction for taxes)[5]	–0.54%	1.32%	4.44%

*As of December 31, 2011, the Fund had not commenced offering Class H and Class L shares of the Portfolio. The returns for Class H and Class L shares would be lower than the returns for Class I shares of the Portfolio as expenses of Class H and Class L are higher. Return information for the Portfolio's Class H and Class L shares will be shown in future prospectuses offering the Portfolio's Class H and Class L shares after the Portfolio's Class H and Class L shares have a full calendar year of return information to report.

1  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by any foreign countries represented in the Index. It is not possible to invest directly in an index. The Portfolio's primary benchmark was changed in July 2012 to the MSCI All Country World Index to more accurately reflect the Portfolio's investible universe.

2  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large-cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. It is not possible to invest directly in an index.

3  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. It is not possible to invest directly in an index.

4  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index. It is not possible to invest directly in an index.

5  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Global Asset Allocation team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Cyril Moullé-Berteaux	Managing Director	August 2011

Mark A. Bavoso	Managing Director	January 2011

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I, Class P and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class H Shares" sections beginning on pages 13, 14 and 14, respectively, of this Prospectus.

Class I, Class P and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through Morgan Stanley Institutional Fund Trust

morganstanley.com/im

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(the "Fund") by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Purchasing Class I, Class P and Class L Shares" and "Redeeming Shares" sections beginning on pages 13 and 16, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Global Strategist Portfolio Prospectus

July 16, 2012

Details of the Portfolio

Objective

The Global Strategist Portfolio seeks above-average total return over a market cycle of three to five years.

Approach

The Adviser seeks to achieve the Portfolio's investment objective by investing primarily in a blend of equity and fixed income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnerships. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Portfolio may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. The mortgage-backed securities in which the Portfolio may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Portfolio may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds ("ETFs"). The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "Rule 144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Portfolio may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid and otherwise meet the Portfolio's investment policies.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps and structured investments (including commodity-linked notes), and other related instruments and techniques. The Portfolio may also utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Process

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency selection. The Portfolio's allocations will be based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Portfolio may invest in any country, including developing or emerging market countries. In determining whether securities should be sold, the Adviser considers factors such as changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country and currency selection shifts.

Derivative instruments used by the Portfolio will be counted toward the Portfolio's exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.

Principal Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its NAV, yield and total return. It is possible for an investor to lose money by investing in the Portfolio.

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Details of the Portfolio (Cont'd)

The prices of common stocks rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates.

The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. High yield securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Mortgage securities are subject to the risk that if interest rates decline, borrowers may pay off their mortgages sooner than expected. Rates of prepayment faster or slower than anticipated by the Adviser could result in reduced yields, increased volatility and/or reductions in NAV. The Portfolio's return may be reduced if prepayments occur and the Portfolio has to reinvest at lower interest rates. Prepayment rates can also shorten or extend the average life of the Portfolio's mortgage securities.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Portfolio's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

The Portfolio's investments may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. Hedging the Portfolio's currency risks through foreign currency forward exchange contracts involves the risk of mismatching the Portfolio's objectives under a foreign

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Global Strategist Portfolio Prospectus

July 16, 2012

currency forward exchange contract with the value of securities denominated in a particular currency. There is additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

At various times, some asset classes will perform better or worse than others. There is a risk that the Portfolio could invest too much or too little in particular asset classes, which could adversely affect the Portfolio's overall performance.

REITs pool investors' funds for investments primarily in real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Portfolio, including significantly reducing return to the Portfolio on its investment in such company.

The Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Any Portfolio investment in an investment company, including ETFs, is subject to the underlying risk of that investment company's portfolio securities. ETFs seek to track the performance of various portions or segments of the equity markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds and their market value is expected to rise and fall as the value of the underlying index rises and falls. The market value of their shares may differ from the NAV of the particular underlying securities. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Additional Information about the Portfolio's Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Equity Securities

Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities, limited partnership interests, other specialty securities having equity features and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities. For purposes of the Portfolio, companies traded on a U.S. exchange include companies listed on Nasdaq.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities (commonly referred to as "junk bonds" or high risk securities), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Mortgage Securities

Mortgage securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes

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Global Strategist Portfolio Prospectus

July 16, 2012

differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage securities and, therefore, to assess the volatility risk of that portfolio.

The Portfolio may invest in mortgage securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage securities purchased by the Portfolio, such as those issued by the Government National Mortgage Association and the Federal Housing Administration are backed by the full faith and credit of the United States. Other of these mortgage securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful.

The maximum potential liability of the issuers of some of the mortgage securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolio invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Also, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and

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financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principle and/or pay interest when due in accordance with the terms of such obligations.

In connection with its investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Foreign Currency

The Portfolio's investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank

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Global Strategist Portfolio Prospectus

July 16, 2012

senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other

11

instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

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Global Strategist Portfolio Prospectus

July 16, 2012

Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

Purchasing Class I, Class P and Class L Shares

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of the Portfolio.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P shares. Class L shares are subject to a monthly distribution fee at an annual rate of up to 0.50% of the Portfolio's average daily net assets attributable to Class L shares and a monthly shareholder servicing fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

General

Shares of the Portfolio may be purchased directly from Morgan Stanley Institutional Fund Trust or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of, or in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the NAV next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company, Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to 15 business days after purchase. You can avoid this delay by purchasing shares by wire.

Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to State Street Bank and Trust Company (the "Custodian"). You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled "Valuation of Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund
Trust Subscription Account
Ref: (Portfolio Name, Account Number, Account Name)

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Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; (vii) with respect to holders of Class I shares and Class P shares, clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Purchasing Class H Shares

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions. Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a monthly shareholder services fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

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Global Strategist Portfolio Prospectus

July 16, 2012

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class H shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of the Portfolio by the following related accounts:

•  A single account (including an individual, trust or fiduciary account).

•  A family member account (limited to spouse, and children under the age of 21).

•  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

•  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

•  Tax-exempt organizations.

•  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of the Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund, Inc. for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

•  An IRA and single participant retirement account (such as a Keogh).

•  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of the Fund or a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent, and (2) the historical cost of shares of other

15

portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund, Inc. you currently own acquired in exchange for shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund, Inc. purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent, your authorized financial representative and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

General

Class H shares of the Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares of the Portfolio. Class H shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio, taking into account any applicable sales charge.

Class H shares of the Portfolio may be purchased at the NAV (plus any applicable front-end sales charge) next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received, plus any applicable sales charge, by the method described above.

Order Processing Fee

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Portfolio. Please consult your authorized financial representative for more information regarding any such fees.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

Class I, Class P and Class L

You may redeem Class I, Class P and Class L shares of the Portfolio by mail, or, if authorized, by telephone at no charge. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after we receive your redemption request in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

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Global Strategist Portfolio Prospectus

July 16, 2012

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

Class H

You may redeem Class H shares of the Portfolio by contacting your authorized financial representative. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order.

General

The Fund will ordinarily pay redemption proceeds in cash within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

17

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, exchanges and redemptions of shares are described in the "Purchasing Shares," "General Shareholder Information" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) requests assurance that such intermediaries currently selling shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, exchanges and redemptions of shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

General Shareholder Information

Share Classes

This Prospectus offers Class I, Class P, Class H and Class L shares of the Portfolio, each having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Class I and Class P shares are generally restricted to investments in minimum amounts that are substantially higher than Class H and Class L shares.

Valuation of Shares

The price of the Portfolio's shares (NAV) is based on the value of the Portfolio's securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open and price shares of the Portfolio on days where the NYSE is closed but the primary securities markets on which the Portfolio's securities

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Global Strategist Portfolio Prospectus

July 16, 2012

trade remain open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of each Class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Class P, Class H and Class L shares.

Exchange Privilege

You may exchange Class I, Class P, Class H and Class L shares for the same Class of shares of other available portfolios of the Fund and available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares' respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

With respect to exchanges of Class I, Class P and Class L shares, you can process your exchange by contacting your financial intermediary. Otherwise, you should send exchange requests by mail to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests can also be made by calling 1-800-548-7786. With respect to Class H shares, you can process your exchange by contacting your authorized financial representative.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they

19

are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed at ordinary income taxes.

If certain witholding period requirements are met, Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by such portfolios from U.S. corporations.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

Due to recent legislation, the Portfolio (or its administrative agent) is required to report to the IRS and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders quarterly.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

20

Global Strategist Portfolio Prospectus

July 16, 2012

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 2011.

Advisory Fees

For the fiscal year ended September 30, 2011, the Adviser received a fee for advisory services (net of affiliated rebates, if applicable) equal to 0.44% of the Portfolio's average daily net assets.

Portfolio Management

The Portfolio is managed by members of the Global Asset Allocation team. The team consists of portfolio managers and analysts.

Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Mark A. Bavoso and Cyril Moullé-Berteaux. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio manager of Traxis Partners LP from March 2003 to July 2011.

Team members collaborate to manage the assets of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. a wholly-owned subsidiary of the Adviser. The Distributor has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of the Portfolio on its behalf.

Shareholder Services Plans (Class P and Class H)

The Fund has adopted a Shareholder Services Plan for each of the Portfolio's Class P and Class H shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (together, the "Class P and Class H Service Plans"). Under the Class P and Class H Service Plans, the Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P shares and Class H shares, respectively. The Distributor may direct that all or any part of this fee be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services to investors who purchase Class P and Class H shares. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and Shareholder Services Plan (Class L)

The Fund has adopted a Distribution and Shareholder Services Plan for the Portfolio's Class L shares pursuant to Rule 12b-1 under the 1940 Act (the "Class L Plan"). Under the Class L Plan, the Portfolio pays the Distributor a monthly distribution fee at an annual rate of up to 0.50% of the Portfolio's average daily net assets attributable to Class L shares and a

21

monthly shareholder service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide distribution and/or shareholder support services to investors who purchase Class L shares. Over time the distribution fees and shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of Portfolio shares. For more information, please see the Fund's SAI.

22

Global Strategist Portfolio Prospectus

July 16, 2012

Financial Highlights

The financial highlights tables that follow are intended to help you understand the financial performance of the Class I and Class P shares of the Portfolio for the past five years. Class H and Class L shares of the Portfolio had not commenced operations as of September 30, 2011. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

The ratio of expenses to average net assets listed in the tables below for each class of shares of the Portfolio are based on the average net assets of the Portfolio for each of the periods listed in the tables. To the extent that the Portfolio's average net assets decrease over the Portfolio's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information below has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm (except for the information for the six months ended March 31, 2012). Ernst & Young LLP's report, along with the Portfolio's financial statements, are incorporated by reference in the SAI. The Annual Report to Shareholders and the Portfolio's financial statements, as well as the SAI, are available at no cost from the Fund at the toll-free number noted on the back cover to this Prospectus.

23

Financial Highlights

Global Strategist Portfolio

	Class I
	For the Six Months Ended March 31,		Year Ended September 30,
Selected Per Share Data and Ratios	2012 (unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.50		$12.55		$11.66		$11.87		$14.69	$12.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.18		0.21		0.16		0.38	0.32
Net Realized and Unrealized Gain (Loss)	2.05		(0.02)		0.91		0.17		(2.84)	2.00
Total from Investment Operations	2.15		0.16		1.12		0.33		(2.46)	2.32
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.21)		(0.23)		(0.54)		(0.36)	(0.26)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$14.54		$12.50		$12.55		$11.66		$11.87	$14.69
Total Return++	17.32	%#	1.07%		9.77%		3.45	%**	(17.02)%	18.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,196		$25,192		$22,706		$45,567		$40,799	$310,886
Ratio of Expenses to Average Net Assets (1)	1.16	%*+††	1.30	%+††	0.89	%+††	0.67	%+	0.57%+	0.61	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.44	%*+††	1.35	%+††	1.73	%+††	1.56	%+	2.66%+	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.01%		0.01%		0.04%		0.05%	0.00	%§
Portfolio Turnover Rate	58	%#	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		N/A		0.58%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		N/A		2.65%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

24

Global Strategist Portfolio Prospectus

July 16, 2012

Financial Highlights

Global Strategist Portfolio

	Class P
	For the Six Months Ended March 31		Year Ended September 30,
Selected Per Share Data and Ratios	2012 (unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.47		$12.52		$11.63		$11.84		$14.66	$12.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.15		0.18		0.13		0.32	0.29
Net Realized and Unrealized Gain (Loss)	2.04		(0.03)		0.91		0.17		(2.81)	1.98
Total from Investment Operations	2.12		0.12		1.09		0.30		(2.49)	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.17)		(0.20)		(0.51)		(0.33)	(0.22)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$14.50		$12.47		$12.52		$11.63		$11.84	$14.66
Total Return++	17.13	%#	0.83%		9.52%		3.15	%**	(17.26)%	18.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,774		$16,857		$17,169		$18,290		$32,398	$31,183
Ratio of Expenses to Average Net Assets (1)	1.41	%*+††	1.55	%+††	1.14	%+††	1.03	%+	0.90%+	0.87	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.19	%*+††	1.10	%+††	1.48	%+††	1.27	%+	2.35%+	2.11	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.01%		0.01%		0.04%		0.06%	0.00	%§
Portfolio Turnover Rate	58	%#	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.08	%+	0.91%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		1.22	%+	2.34%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

25

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated July 16, 2012, which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's Annual Report to Shareholders, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising of Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports without charge by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports, may be obtained from the SEC in any of the following ways. (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) on-line: you may retrieve information from the SEC's web site at http://www.sec.gov; (3) by mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) by e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-03980.

IFTGLBSTRATPRO 07/12

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Balanced Portfolio

Balanced Portfolio

Equity Portfolio

Mid Cap Growth Portfolio

Fixed Income Portfolios

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Investment Grade Fixed Income Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Annual
Report

September 30, 2011

2011 Annual Report

September 30, 2011

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Expense Examples	6

Investment Overviews & Portfolios of Investments

Balanced Portfolio:

Balanced	7

Equity Portfolio:

Mid Cap Growth	24

Fixed Income Portfolios:

Core Fixed Income	29

Core Plus Fixed Income	39

Investment Grade Fixed Income	51

Limited Duration	60

Long Duration Fixed Income	67

Statements of Assets and Liabilities	75

Statements of Operations	79

Statements of Changes in Net Assets	81

Financial Highlights	86

Notes to Financial Statements	102

Report of Independent Registered Public Accounting Firm	112

Federal Income Tax Information	113

U.S. Privacy Policy	116

Trustee and Officer Information	117

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2011 Annual Report

September 30, 2011

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust's (the "Fund") Annual Report for the year ended September 30, 2011. Our Fund currently offers 7 portfolios providing investors with asset allocation, domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Arthur Lev
President and Principal Executive Officer

October 2011

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of the Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios were below the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Mid Cap Growth Portfolio was better than its peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Long Duration Fixed Income Portfolio was below the peer group average for the one-year period but better than its peer group average for the three-year period and since the end of July 2006, the month of inception of the Portfolio.

The Board noted that the performance of the Balanced Portfolio was better than its peer group average for the five-year period but below its peer group average for the one- and three-year periods.

The Board noted that the performance of the Core Plus Fixed Income was better than its peer group average for the one-year period but below its peer group average for the three- and five-year periods.

Performance Conclusions

With respect to the Core Plus Fixed Income, Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolios, after discussion, the Board concluded that performance was acceptable.

With respect to the Balanced, Mid Cap Growth and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

Fees and Expense

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios.

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that the management fees and total expense ratios for the Core Fixed Income, Mid Cap Growth and Long Duration Fixed Income Portfolios were lower than the peer group averages.

The Board noted for the Balanced Portfolio that the management fee was lower than the peer group average and the total expense ratio was higher but close to the peer group average.

The Board noted for the Core Plus Fixed Income Portfolio that the management fee was higher but close to the peer group average and the total expense ratio was lower than the peer group average.

The Board noted for the Limited Duration Portfolio that the management fee was higher but close to the peer group average and the total expense ratio was higher than the peer group average.

The Board noted for the Investment Grade Fixed Income Portfolio that the management fee and total expense ratio were higher than the peer group average.

Fee and Expense Conclusions

With respect to the Balanced, Mid Cap Growth, Core Plus Fixed Income, Core Fixed Income and Long Duration Fixed Income Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

With respect to the Limited Duration Portfolio, after discussion, the Board concluded that the management fee was competitive with the peer group average and the total expense ratio was acceptable given the quality and nature of services provided.

With respect to the Investment Grade Fixed Income Portfolio, after discussion, the Board concluded that the management fee and total expense ratio, although higher than the peer group average, were acceptable given the quality and nature of services provided.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Core Plus Fixed Income Portfolio do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the

2011 Annual Report

September 30, 2011

Investment Advisory Agreement Approval (unaudited) (cont'd)

Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2011 Annual Report

September 30, 2011

Expense Examples (unaudited)

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees (in the case of Class P, Class H and Class L); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2011 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 4/1/11	Actual Ending Account Value 9/30/11	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Balanced Portfolio Class I	$1,000.00	$926.50	$1,017.75	$7.05	$7.38	1.46%
Balanced Portfolio Class P	1,000.00	925.20	1,016.50	8.25	8.64	1.71
Mid Cap Growth Portfolio Class I	1,000.00	832.50	1,021.56	3.22	3.55	0.70
Mid Cap Growth Portfolio Class P	1,000.00	831.40	1,020.31	4.36	4.81	0.95
Core Fixed Income Portfolio Class I	1,000.00	1,047.60	1,022.56	2.57	2.54	0.50
Core Fixed Income Portfolio Class P	1,000.00	1,047.60	1,021.31	3.85	3.80	0.75
Core Plus Fixed Income Portfolio Class I	1,000.00	1,033.00	1,021.86	3.26	3.24	0.64
Core Plus Fixed Income Portfolio Class P	1,000.00	1,032.70	1,020.61	4.54	4.51	0.89
Investment Grade Fixed Income Portfolio Class I	1,000.00	1,045.60	1,020.81	4.36	4.31	0.85
Investment Grade Fixed Income Portfolio Class P	1,000.00	1,044.80	1,020.05	5.13	5.06	1.00
Investment Grade Fixed Income Portfolio Class H	1,000.00	1,044.30	1,019.55	5.64	5.57	1.10
Investment Grade Fixed Income Portfolio Class L	1,000.00	1,042.90	1,018.30	6.91	6.83	1.35
Limited Duration Portfolio Class I	1,000.00	1,005.80	1,022.21	2.87	2.89	0.57
Limited Duration Portfolio Class P	1,000.00	1,004.40	1,020.96	4.12	4.15	0.82
Long Duration Fixed Income Portfolio Class I	1,000.00	1,179.00	1,022.56	2.73	2.54	0.50
Long Duration Fixed Income Portfolio Class P	1,000.00	1,177.70	1,021.31	4.09	3.80	0.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Balanced Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 1.07%, net of fees. The Portfolio's Class I underperformed against the S&P 500® Index, which returned 1.15%, the Barclays Capital U.S. Aggregate Index, which returned 5.26%, and the 60/40 Blended Index (the "Blended Index"), a blend of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index, which returned 3.41%.

Factors Affecting Performance

•  During the fourth quarter of 2010, global risk appetite began to rise on the back of improving economic data, a bullish outlook for 2011, and the announcement of a second round of quantitative easing (QE2) from the Federal Reserve. While conditions in Europe showed further deterioration, investors were generally unfazed. In 2011, the equity rally was quickly brought to a halt in March, after Japan was devastated by an earthquake and tsunami that resulted in a partial nuclear meltdown. Just as conditions began to settle, headwinds began to present themselves across most regions. In the U.S., bond rating agency Standard & Poor's downgraded U.S. government debt from AAA to AA+, shocking global equity markets. In Europe, contagion fears gained momentum as Greek credit default swap (CDS) spreads (which gauge the risk of insuring Greek bonds against default) spiked, causing Italian and Spanish yields to follow. Lastly, investors began to question global growth prospects (especially in China), contributing to a fall in equities.

•  Regarding the Portfolio's overall performance relative to the Blended Index, an overweight position in global equities and underweight position in fixed income negatively impacted returns as global equities tumbled in the third quarter of 2011, while U.S. Treasury yields fell to their lowest reading in over 60 years.

•  Within U.S. equities, an allocation to equities that we believed could benefit from increased merger and acquisition (M&A) activity detracted from performance as the uncertain macro outlook caused corporations to focus on protecting cash assets as opposed to using them to acquire peers. In addition, opportunistic long positions in emerging markets equities dampened returns as the region suffered from sticky inflation and slower growth.

•  Security selection within U.S. core fixed income negatively affected relative returns. Overweight positions to the credit and mortgage sectors detracted from performance as 10-year Treasury yields fell to 1.7%, while spreads over Treasuries rose to near recessionary levels.

•  However, other positions performed more favorably. Within U.S. equities, an allocation to high dividend paying equities added to relative performance as investors found their yields attractive in an otherwise low yielding environment.

•  Within currencies, tactical allocations to emerging market currencies (long positions in the beginning of 2011 and short positions in the third quarter of 2011) added to performance as emerging markets allowed their currencies to rise as they battled inflation and later fell with other risky assets. In addition, a long position in the Japanese yen and short position in the euro added to returns as Europe's sovereign debt crisis caused investors to view Japan as a relative safe haven.

Management Strategies

•  Heading into the fourth quarter of 2011, we believe that the global economy is already at stall speed and in danger of falling into an outright recession. In a normal economic expansion, the global economy should be growing 3.5% to 4%. In a deleveraging environment, the baseline growth rate drops by about 1% to 3%. However, recent economic indicators point to a global economy growing at a subpar 2% and we expect growth to slow further over the next two quarters. Even in such an environment, we think it is possible and even likely that countertrend rallies will occur. Going into the end of the quarter, almost all equity markets had already fallen into bear market territory. As a result, global equities have become severely oversold and undervalued. Although past performance is no guarantee of future result, these conditions usually precede upward moves in stocks that can be significant and last weeks to months. Against this backdrop, we intend to initiate a tactical overweight position in global equities and maintain an underweight position to U.S. fixed income.

•  Within equities, the Portfolio maintains an underweight position in the U.S. We believe that the U.S. will likely not grow at all in the first half of next year as fiscal policy, which has been supporting

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

consumption for the past two years, is about to become a headwind. In addition, we believe 2012 earnings estimates may be as much as 20% too high. Within non-U.S. equities, we intend to initiate a tactical overweight position to Europe and emerging markets. While the fundamental outlook looks poor for these nations, we believe equity markets have become oversold and undervalued. For example, German equities were priced at just 7 times forward earnings at their lows, which would still look reasonable, in our view, if 2012 earnings expectations are 30% too high.

•  Within U.S. equities, we intend to initiate a tactical overweight position to financials. We believe U.S. financials have overly discounted European contagion fears and are now cheap. Currently, U.S. financials are priced similarly to the depths of the 2008-2009 financial crisis, which we do not believe is representative of current conditions.

•  Within fixed income, we continue to view spread products favorably, as we believe Treasury yields have fallen too much in the near term and credit spreads are set to narrow. Historically, U.S. Treasuries have provided investors with a yield 2% to 2.5% above inflation. With core inflation at approximately 2%, Treasury yields are either forecasting 0% growth over the next 10 years or a deflationary environment. We believe neither of these events is likely to occur.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the S&P 500® Index(1), the Barclays Capital U.S. Aggregate Index(2), 60/40 Blended Index(3), the Lipper Mixed-Asset Target Allocation Growth Funds Index(4)

	Period Ended September 30, 2011 Total Returns(5)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(6)	1.07%	2.46%	4.37%	6.89%
S&P 500® Index	1.15	–1.18	2.82	7.29
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.48
60/40 Blended Index	3.41	2.44	4.44	7.40
Lipper Mixed-Asset Target Allocation Growth Funds Index	–0.62	0.97	4.53	6.91
Portfolio — Class P Shares w/o sales charges(7)	0.83	2.19	4.11	5.39
S&P 500® Index	1.15	–1.18	2.82	5.08
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.34
60/40 Blended Index	3.41	2.44	4.44	6.10
Lipper Mixed-Asset Target Allocation Growth Funds Index	–0.62	0.97	4.53	5.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Barclays Capital U.S. Aggregate Index.

(4)  The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 fund represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(5)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(6)  Commenced operations on December 31, 1992.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Balanced Portfolio

(7)  Commenced operations on November 1, 1996.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	48.4%
Fixed Income Securities	42.5
Short-Term Investments	8.1
Other**	1.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $13,445,000 and net unrealized depreciation of approximately $72,000. Also, does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $128,000 and open swap agreements with net unrealized depreciation of approximately $25,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Balanced Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (42.8%)
Agency Adjustable Rate Mortgage (0.2%)
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	$64	$67
Agency Bond — Banking (FDIC Guaranteed) (1.1%)
Ally Financial, Inc.
2.20%, 12/19/12	450	460
Agency Fixed Rate Mortgages (10.8%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	349	376
6.00%, 12/1/37 - 2/1/38	404	443
7.50%, 5/1/35	17	20
8.00%, 8/1/32	17	21
8.50%, 8/1/31	18	22
Federal National Mortgage Association,
Conventional Pools:
4.50%, 11/1/40 - 10/1/41	1,151	1,223
5.00%, 9/1/39	145	156
5.50%, 11/1/35 - 8/1/38	584	637
6.00%, 1/1/38	100	110
6.50%, 2/1/39	151	168
7.50%, 8/1/37	33	39
8.00%, 4/1/33	17	20
8.50%, 10/1/32	17	20
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	185	193
4.00%, 10/25/41 (a)	525	562
Various Pools:
4.50%, 4/15/39 - 5/15/40	490	533
		4,543
Asset-Backed Securities (1.0%)
FUEL Trust
4.21%, 4/15/16 (b)	200	200
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	50	50
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	89	92
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	75	75
		417
Collateralized Mortgage Obligations — Agency Collateral Series (2.6%)
Federal Home Loan Mortgage Corporation,
IO
0.84%, 1/25/21 (c)	698	30
IO REMIC
5.00%, 12/15/20 - 12/15/37	283	37
5.74%, 6/15/40 (c)	196	31
5.91%, 7/15/37 (c)	157	23
6.24%, 6/15/40 (c)	679	130

	Face Amount (000)	Value (000)
REMIC
22.09%, 5/15/41 (c)(d)	$110	$121
Federal National Mortgage Association,
IO
6.16%, 9/25/20 (c)	446	116
IO REMIC
5.00%, 8/25/37	109	8
6.47%, 2/25/24 (c)	132	15
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	1,947	324
IO REMIC
0.85%, 8/20/58 (c)	780	25
4.50%, 6/20/39	197	32
5.22%, 6/20/41 (c)	297	42
6.02%, 10/20/37 (c)	249	21
6.35%, 6/20/40 (c)	138	24
6.37%, 4/16/41 (c)	337	68
6.44%, 4/16/41 (c)	280	50
		1,097
Commercial Mortgage Backed Securities (1.7%)
Banc of America Commercial Mortgage, Inc.
5.83%, 4/10/49 (c)	50	43
Bear Stearns Commercial Mortgage Securities
5.36%, 2/11/44	40	34
Citigroup Commercial Mortgage Trust (See Note G-2),
5.89%, 12/10/49 (c)	85	79
5.92%, 3/15/49 (c)	30	30
6.27%, 12/10/49 (c)	50	55
FREMF Mortgage Trust
4.89%, 7/25/44 (b)(c)	70	64
Greenwich Capital Commercial Funding Corp.,
5.48%, 3/10/39	45	38
5.87%, 12/10/49 (c)	130	105
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	70	71
4.39%, 7/15/46 (b)	100	100
6.10%, 2/12/51 (c)	35	32
6.26%, 2/15/51 (c)	45	38
LB-UBS Commercial Mortgage Trust
6.37%, 9/15/45 (c)	50	41
		730
Corporate Bonds (12.9%)
Finance (6.6%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	55	56
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	100	96
American International Group, Inc.
6.40%, 12/15/20	50	51

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Bank of America Corp.,
5.63%, 7/1/20	$15	$14
5.65%, 5/1/18	115	109
BBVA US Senior SAU
3.25%, 5/16/14	100	94
BNP Paribas SA
5.00%, 1/15/21	40	39
Brandywine Operating Partnership LP
4.95%, 4/15/18	50	48
Citigroup, Inc. (See Note G-2),
6.13%, 5/15/18	100	107
8.50%, 5/22/19	5	6
CNA Financial Corp.
5.75%, 8/15/21	45	46
Coventry Health Care, Inc.
5.45%, 6/15/21	35	38
Credit Suisse
5.40%, 1/14/20	85	82
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	25	26
Digital Realty Trust LP
5.25%, 3/15/21	50	50
General Electric Capital Corp.,
5.88%, 1/14/38	100	103
MTN
6.00%, 8/7/19	25	28
Genworth Financial, Inc.
7.20%, 2/15/21	30	26
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	115	119
7.50%, 2/15/19	25	28
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	25	24
HCP, Inc.
5.63%, 5/1/17	50	52
Health Care REIT, Inc.
6.13%, 4/15/20	25	26
HSBC Holdings PLC
5.10%, 4/5/21	175	181
JPMorgan Chase & Co.,
3.15%, 7/5/16	60	60
4.95%, 3/25/20	25	26
6.30%, 4/23/19	55	62
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	100	95
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	25	24
Macquarie Group Ltd.
6.00%, 1/14/20 (b)	25	24
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	40	40

	Face Amount (000)	Value (000)
MetLife, Inc.
7.72%, 2/15/19	$20	$25
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	20	20
National Australia Bank Ltd.
3.00%, 7/27/16 (b)	105	105
Nationwide Financial Services
5.38%, 3/25/21 (b)	25	25
Pacific LifeCorp
6.00%, 2/10/20 (b)	25	27
Regions Financial Corp.
5.75%, 6/15/15	20	19
Reinsurance Group of America, Inc.
6.45%, 11/15/19	50	57
Santander Holdings USA, Inc.
4.63%, 4/19/16	10	10
SLM Corp.,
MTN
6.25%, 1/25/16	35	34
Standard Chartered PLC
3.85%, 4/27/15 (b)	100	103
UnitedHealth Group, Inc.
6.63%, 11/15/37	90	114
US Central Federal Credit Union,
(U.S. Government Guaranteed)
1.90%, 10/19/12	250	254
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	50	48
Wachovia Corp.
5.63%, 10/15/16	25	27
WEA Finance LLC
4.63%, 5/10/21 (b)	50	48
Wells Operating Partnership II LP
5.88%, 4/1/18	50	51
Willis Group Holdings PLC
4.13%, 3/15/16	45	46
		2,793
Industrials (5.2%)
Altria Group, Inc.
4.13%, 9/11/15	40	43
ArcelorMittal
9.85%, 6/1/19	25	28
AT&T, Inc.
6.30%, 1/15/38	50	57
Bemis Co., Inc.
4.50%, 10/15/21 (e)	70	71
Best Buy Co., Inc.
3.75%, 3/15/16	45	44
CenturyLink, Inc.
6.45%, 6/15/21	45	42
CF Industries, Inc.
6.88%, 5/1/18	65	73

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Comcast Corp.
5.70%, 5/15/18	$30	$35
CRH America, Inc.
6.00%, 9/30/16	40	43
CVS Caremark Corp.
6.60%, 3/15/19	80	97
Darden Restaurants, Inc.
6.20%, 10/15/17 (f)	50	58
Delhaize Group SA
5.70%, 10/1/40	92	96
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	35	39
DISH DBS Corp.
7.13%, 2/1/16	35	36
Frontier Communications Corp.
8.50%, 4/15/20	30	29
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	80	82
Gilead Sciences, Inc.
4.50%, 4/1/21	45	49
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	30	35
Hess Corp.
6.00%, 1/15/40	35	40
Home Depot, Inc.
5.88%, 12/16/36	30	35
International Paper Co.
7.50%, 8/15/21	30	35
JC Penney Co., Inc.
5.65%, 6/1/20	10	9
JC Penney Corp., Inc.
6.38%, 10/15/36	28	24
Kohl's Corp.
6.88%, 12/15/37	30	38
Kraft Foods, Inc.
7.00%, 8/11/37	80	103
Lafarge SA
6.20%, 7/9/15 (b)	80	80
Life Technologies Corp.
6.00%, 3/1/20	40	44
NBC Universal Media LLC
5.15%, 4/30/20	55	60
Omnicom Group, Inc.
4.45%, 8/15/20	25	25
Petrobras International Finance Co.
5.75%, 1/20/20	90	94
QEP Resources, Inc.
6.88%, 3/1/21	15	16
Quest Diagnostics, Inc.
6.95%, 7/1/37	10	13
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	15	20

	Face Amount (000)	Value (000)
Teck Resources Ltd.
4.75%, 1/15/22 (f)	$75	$77
Telecom Italia Capital SA
7.18%, 6/18/19	30	30
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	60	63
Time Warner, Inc.,
4.75%, 3/29/21	45	47
7.70%, 5/1/32	40	51
Vale Overseas Ltd.
6.88%, 11/10/39	50	54
Verisk Analytics, Inc.
5.80%, 5/1/21	55	62
Verizon Communications, Inc.
8.95%, 3/1/39	45	70
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	50	51
Wyndham Worldwide Corp.
5.63%, 3/1/21	50	50
Yum! Brands, Inc.
6.88%, 11/15/37	40	53
		2,201
Utilities (1.1%)
EDF SA
4.60%, 1/27/20 (b)	25	26
Energy Transfer Partners LP
9.00%, 4/15/19	25	30
Enterprise Products Operating LLC
5.20%, 9/1/20	50	55
EQT Corp.
8.13%, 6/1/19	25	30
Exelon Generation Co. LLC
6.25%, 10/1/39	75	88
FirstEnergy Solutions Corp.
6.05%, 8/15/21	40	44
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	75	86
Plains All American Pipeline LP/PAA Finance Corp.
8.75%, 5/1/19	30	38
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	40	42
		439
		5,433
Mortgages — Other (2.9%)
American Home Mortgage Investment Trust
0.41%, 12/25/46 (c)	133	77
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (c)	69	45
5.91%, 10/25/36 (c)	125	79
6.00%, 4/25/36	76	71
Banc of America Funding Corp.
0.60%, 8/25/36 (c)	39	33

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Chase Mortgage Finance Corp.
6.00%, 11/25/36	$76	$64
Chaseflex Trust
6.00%, 2/25/37	70	49
Countrywide Alternative Loan Trust
0.58%, 9/25/35 (c)	99	60
Countrywide Home Loan Mortgage Pass-Through Trust
0.53%, 4/25/46 (c)	133	41
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	42	30
GMAC Mortgage Corp. Loan Trust
4.25%, 7/25/40 (b)	6	6
GSR Mortgage Loan Trust
5.75%, 1/25/37	75	68
JP Morgan Mortgage Trust,
6.00%, 6/25/37	65	59
6.25%, 7/25/36	86	83
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	120	109
6.50%, 9/25/37	92	73
Luminent Mortgage Trust
0.37%, 1/25/37 (c)	136	80
Residential Accredit Loans, Inc.
0.73%, 3/25/35 (c)	58	35
Structured Asset Mortgage Investments, Inc.
0.46%, 8/25/36 (c)	115	28
WaMu Mortgage Pass-Through Certificates,
1.01%, 5/25/47 (c)	145	87
1.22%, 7/25/46 (c)	97	59
		1,236
Municipal Bonds (0.5%)
Chicago Transit Authority
6.20%, 12/1/40	20	23
City of Chicago, IL
6.40%, 1/1/40	10	12
City of New York, NY, Series G-1
5.97%, 3/1/36	15	18
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	50	59
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	20	22
6.66%, 4/1/57	30	32
New York City Transitional Finance Authority
5.27%, 5/1/27	15	17
State of California, General Obligation Bonds
5.95%, 4/1/16	40	46
		229

	Face Amount (000)	Value (000)
U.S. Agency Securities (1.5%)
Federal Home Loan Mortgage Corporation
2.50%, 1/7/14 (f)	$400	$419
Federal National Mortgage Association
5.38%, 6/12/17	170	206
		625
U.S. Treasury Securities (7.6%)
U.S. Treasury Bonds,
3.50%, 2/15/39	310	345
4.63%, 2/15/40	300	401
U.S. Treasury Notes,
0.50%, 10/15/13	565	567
0.63%, 2/28/13	355	357
1.25%, 8/31/15 (f)	890	911
3.00%, 8/31/16 (f)	80	88
3.00%, 9/30/16	150	165
3.25%, 12/31/16	155	172
3.63%, 8/15/19 (f)	165	190
		3,196
Total Fixed Income Securities (Cost $17,581)		18,033
	Shares
Common Stocks (48.9%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc. (f)	648	35
Boeing Co. (The)	795	48
General Dynamics Corp.	640	37
Goodrich Corp.	178	22
Honeywell International, Inc.	2,117	93
Huntington Ingalls Industries, Inc. (g)	53	1
ITT Corp. (f)	594	25
L-3 Communications Holdings, Inc.	200	12
Lockheed Martin Corp.	362	26
Northrop Grumman Corp.	322	17
Precision Castparts Corp.	452	70
Raytheon Co.	1,535	63
Rockwell Collins, Inc.	475	25
Textron, Inc. (f)	500	9
United Technologies Corp.	2,165	152
		635
Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc. (f)	300	21
Expeditors International of Washington, Inc.	300	12
FedEx Corp.	500	34
United Parcel Service, Inc., Class B	1,600	101
		168
Airlines (0.0%)
Southwest Airlines Co.	1,300	10
Auto Components (0.2%)
BorgWarner, Inc. (g)	835	50
Johnson Controls, Inc.	1,614	43
		93

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Automobiles (0.1%)
Ford Motor Co. (f)(g)	2,605	$25
Beverages (1.0%)
Brown-Forman Corp., Class B	119	8
Coca-Cola Co. (The)	2,852	193
Coca-Cola Enterprises, Inc.	577	14
Constellation Brands, Inc. (g)	500	9
Molson Coors Brewing Co.	500	20
PepsiCo, Inc.	2,915	181
		425
Biotechnology (0.5%)
Amgen, Inc.	1,580	87
Biogen Idec, Inc. (g)	365	34
Celgene Corp. (g)	632	39
Gilead Sciences, Inc. (g)	1,214	47
		207
Capital Markets (0.8%)
Ameriprise Financial, Inc.	100	4
Bank of New York Mellon Corp. (The)	2,914	54
Charles Schwab Corp. (The)	747	8
Franklin Resources, Inc.	291	28
Goldman Sachs Group, Inc. (The)	1,522	144
Invesco Ltd.	500	8
Janus Capital Group, Inc.	200	1
Legg Mason, Inc.	342	9
Northern Trust Corp.	130	5
State Street Corp.	2,253	72
		333
Chemicals (0.8%)
Air Products & Chemicals, Inc.	291	22
CF Industries Holdings, Inc.	395	49
Dow Chemical Co. (The)	1,513	34
Eastman Chemical Co.	100	7
Ecolab, Inc. (f)	258	12
EI du Pont de Nemours & Co.	2,249	90
FMC Corp.	119	8
International Flavors & Fragrances, Inc.	119	7
Monsanto Co.	677	41
PPG Industries, Inc.	311	22
Praxair, Inc.	377	35
Sherwin-Williams Co. (The)	119	9
Sigma-Aldrich Corp.	239	15
		351
Commercial Banks (1.3%)
BB&T Corp.	1,577	34
Comerica, Inc.	400	9
Fifth Third Bancorp	2,011	20
First Republic Bank (g)	1,074	25
Huntington Bancshares, Inc. (f)	1,600	8
KeyCorp	1,356	8
M&T Bank Corp.	174	12
PNC Financial Services Group, Inc.	1,103	53
Regions Financial Corp.	2,532	8

	Shares	Value (000)
SunTrust Banks, Inc.	1,208	$22
US Bancorp	4,252	100
Wells Fargo & Co.	9,546	230
Zions Bancorporation	400	6
		535
Commercial Services & Supplies (0.3%)
Avery Dennison Corp.	234	6
Cintas Corp.	287	8
Iron Mountain, Inc. (f)	206	6
Pitney Bowes, Inc. (f)	429	8
Republic Services, Inc.	646	18
RR Donnelley & Sons Co.	458	6
Stericycle, Inc. (f)(g)	119	10
Waste Management, Inc. (f)	1,309	43
		105
Communications Equipment (0.8%)
Cisco Systems, Inc.	9,478	147
Juniper Networks, Inc. (g)	1,028	18
Motorola Mobility Holdings, Inc. (g)	410	15
Motorola Solutions, Inc.	468	20
QUALCOMM, Inc.	2,900	141
		341
Computers & Peripherals (2.5%)
Apple, Inc. (g)	1,641	626
Dell, Inc. (g)	2,624	37
EMC Corp. (g)	3,830	80
Hewlett-Packard Co.	5,112	115
Lexmark International, Inc. (g)	100	3
NetApp, Inc. (g)	716	24
SanDisk Corp. (g)	3,232	130
Western Digital Corp. (g)	1,078	28
		1,043
Construction & Engineering (0.2%)
Foster Wheeler AG (g)	1,881	33
Jacobs Engineering Group, Inc. (g)	300	10
URS Corp. (g)	1,683	50
		93
Consumer Finance (0.3%)
American Express Co.	1,130	51
Capital One Financial Corp.	1,083	43
Discover Financial Services	1,293	30
SLM Corp.	444	5
		129
Containers & Packaging (0.0%)
Ball Corp.	239	7
Distributors (0.0%)
Genuine Parts Co.	200	10
Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A (g)	358	14
DeVry, Inc.	119	5
H&R Block, Inc.	1,216	16
		35

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)
Balanced Portfolio

	Shares	Value (000)
Diversified Financial Services (1.7%)
Bank of America Corp.	24,146	$148
Citigroup, Inc. (See Note G-2)	6,796	174
CME Group, Inc.	138	34
JPMorgan Chase & Co.	10,815	326
Leucadia National Corp. (f)	123	3
Moody's Corp.	109	3
NASDAQ OMX Group, Inc. (The) (g)	136	3
NYSE Euronext	331	8
		699
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	10,192	291
CenturyLink, Inc.	2,357	78
Frontier Communications Corp.	2,518	15
Verizon Communications, Inc.	6,254	230
		614
Electric Utilities (1.0%)
American Electric Power Co., Inc.	969	37
Duke Energy Corp.	2,115	42
Edison International	935	36
Exelon Corp.	780	33
FirstEnergy Corp.	495	22
NextEra Energy, Inc. (f)	935	50
Pepco Holdings, Inc. (f)	85	2
PPL Corp.	935	27
Progress Energy, Inc.	505	26
Southern Co.	3,042	129
		404
Electrical Equipment (0.2%)
Emerson Electric Co.	1,782	74
Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	385	16
Arrow Electronics, Inc. (g)	1,669	47
Corning, Inc.	5,121	63
Jabil Circuit, Inc.	300	5
Molex, Inc. (f)	164	3
		134
Energy Equipment & Services (1.3%)
Baker Hughes, Inc.	839	39
Cameron International Corp. (g)	831	35
Diamond Offshore Drilling, Inc. (f)	239	13
FMC Technologies, Inc. (g)	954	36
Halliburton Co.	2,244	68
National Oilwell Varco, Inc.	1,335	68
Noble Corp. (g)	596	18
Schlumberger Ltd.	4,222	252
Tidewater, Inc.	694	29
		558
Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	795	65
CVS Caremark Corp.	2,573	86
Kroger Co. (The)	1,072	23

	Shares	Value (000)
Safeway, Inc. (f)	1,072	$18
Sysco Corp.	1,455	38
Wal-Mart Stores, Inc.	3,987	207
Walgreen Co.	658	22
Whole Foods Market, Inc.	1,005	66
		525
Food Products (1.2%)
Archer-Daniels-Midland Co.	1,316	33
Campbell Soup Co. (f)	400	13
ConAgra Foods, Inc.	3,393	82
General Mills, Inc.	1,201	46
H.J. Heinz Co.	743	38
Hershey Co. (The)	300	18
JM Smucker Co. (The)	323	24
Kellogg Co.	562	30
Kraft Foods, Inc., Class A	3,124	105
Mead Johnson Nutrition Co.	339	23
Sara Lee Corp.	878	14
Smithfield Foods, Inc. (g)	3,334	65
Tyson Foods, Inc., Class A	1,000	17
		508
Health Care Equipment & Supplies (0.7%)
Baxter International, Inc.	929	52
Becton Dickinson and Co.	561	41
Boston Scientific Corp. (g)	2,517	15
CR Bard, Inc.	239	21
Intuitive Surgical, Inc. (g)	127	46
Medtronic, Inc.	1,193	40
St. Jude Medical, Inc.	681	24
Stryker Corp.	672	32
Varian Medical Systems, Inc. (g)	358	19
Zimmer Holdings, Inc. (f)(g)	402	21
		311
Health Care Providers & Services (1.3%)
Aetna, Inc.	719	26
AmerisourceBergen Corp.	838	31
Cardinal Health, Inc.	539	23
CIGNA Corp.	665	28
Coventry Health Care, Inc. (g)	2,409	69
DaVita, Inc. (g)	239	15
Express Scripts, Inc. (g)	859	32
Laboratory Corp. of America Holdings (g)	283	22
McKesson Corp.	419	31
Medco Health Solutions, Inc. (g)	660	31
Omnicare, Inc.	2,218	56
Patterson Cos., Inc.	358	10
Quest Diagnostics, Inc.	239	12
Tenet Healthcare Corp. (g)	1,432	6
UnitedHealth Group, Inc.	950	44
Universal Health Services, Inc., Class B	1,501	51
WellPoint, Inc.	619	40
		527

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Health Care Technology (0.1%)
Cerner Corp. (g)	392	$27
Hotels, Restaurants & Leisure (0.9%)
Carnival Corp.	853	26
Darden Restaurants, Inc.	238	10
International Game Technology	1,296	19
Marriott International, Inc., Class A (f)	318	9
McDonald's Corp.	1,736	152
Starbucks Corp.	1,112	41
Starwood Hotels & Resorts Worldwide, Inc.	275	11
Wyndham Worldwide Corp.	477	14
Wynn Resorts Ltd.	119	14
Yum! Brands, Inc.	1,727	85
		381
Household Durables (0.1%)
Harman International Industries, Inc.	239	7
Toll Brothers, Inc. (g)	3,034	44
		51
Household Products (1.3%)
Colgate-Palmolive Co.	1,013	90
Kimberly-Clark Corp.	964	68
Procter & Gamble Co. (The)	5,999	379
		537
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The) (g)	1,904	19
Constellation Energy Group, Inc.	58	2
NRG Energy, Inc. (f)(g)	1,611	34
		55
Industrial Conglomerates (1.0%)
3M Co.	1,085	78
Danaher Corp.	1,111	47
General Electric Co.	14,433	220
Tyco International Ltd.	1,802	73
		418
Information Technology Services (1.6%)
Automatic Data Processing, Inc.	564	27
Cognizant Technology Solutions Corp., Class A (g)	531	33
Fidelity National Information Services, Inc.	100	3
International Business Machines Corp.	2,493	436
Mastercard, Inc., Class A	202	64
Paychex, Inc.	450	12
Visa, Inc., Class A	643	55
Western Union Co. (The)	1,690	26
		656
Insurance (1.8%)
Aflac, Inc.	1,053	37
Allstate Corp. (The)	1,189	28
AON Corp.	480	20
Assurant, Inc.	1,261	45
Berkshire Hathaway, Inc., Class B (g)	1,389	99
Chubb Corp.	1,646	99

	Shares	Value (000)
Fidelity National Financial, Inc.	2,892	$44
Hartford Financial Services Group, Inc.	685	11
Lincoln National Corp.	1,593	25
Loews Corp.	1,037	36
Marsh & McLennan Cos., Inc.	1,037	28
MetLife, Inc.	1,693	47
PartnerRe Ltd.	652	34
Principal Financial Group, Inc.	1,490	34
Progressive Corp. (The)	913	16
Prudential Financial, Inc.	1,022	48
Travelers Cos., Inc. (The)	885	43
Unum Group	2,400	50
		744
Internet & Catalog Retail (0.3%)
Amazon.com, Inc. (g)	467	101
Expedia, Inc.	403	11
NetFlix, Inc. (f)(g)	100	11
Priceline.com, Inc. (g)	27	12
		135
Internet Software & Services (0.8%)
eBay, Inc. (g)	1,817	53
Google, Inc., Class A (g)	394	203
Yahoo!, Inc. (g)	6,557	86
		342
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	358	12
Mattel, Inc.	477	12
		24
Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc. (g)	10	—	@
Life Technologies Corp. (g)	365	14
Thermo Fisher Scientific, Inc. (g)	1,218	62
		76
Machinery (1.0%)
AGCO Corp. (g)	1,193	41
Caterpillar, Inc.	2,204	163
Cummins, Inc.	525	43
Deere & Co.	650	42
Eaton Corp.	400	14
Illinois Tool Works, Inc.	2,061	86
PACCAR, Inc.	355	12
Stanley Black & Decker, Inc.	239	11
		412
Media (1.5%)
AMC Networks, Inc. (g)	119	4
Cablevision Systems Corp.	477	7
CBS Corp., Class B	968	20
Comcast Corp., Class A	5,546	116
DIRECTV, Class A (g)	1,712	72
Discovery Communications, Inc. (g)	477	18
Gannett Co., Inc.	600	6

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Media (cont'd)
Interpublic Group of Cos., Inc. (The)	835	$6
McGraw-Hill Cos., Inc. (The)	565	23
News Corp., Class A	3,952	61
Omnicom Group, Inc.	537	20
Scripps Networks Interactive, Inc., Class A	100	4
Time Warner Cable, Inc.	687	43
Time Warner, Inc.	3,439	103
Viacom, Inc., Class B	1,227	47
Walt Disney Co. (The)	3,346	101
		651
Metals & Mining (0.6%)
Alcoa, Inc.	4,568	44
Allegheny Technologies, Inc.	200	7
Cliffs Natural Resources, Inc.	139	7
Commercial Metals Co.	4,386	42
Freeport-McMoRan Copper & Gold, Inc.	1,219	37
Molycorp, Inc. (f)(g)	867	28
Newmont Mining Corp.	535	34
Nucor Corp.	287	9
Steel Dynamics, Inc.	2,892	29
United States Steel Corp. (f)	100	2
		239
Multi-Utilities (0.9%)
CenterPoint Energy, Inc.	58	1
Consolidated Edison, Inc.	505	29
Dominion Resources, Inc.	2,879	146
DTE Energy Co.	58	3
Integrys Energy Group, Inc. (f)	1,062	52
NiSource, Inc. (f)	58	1
PG&E Corp.	935	40
Public Service Enterprise Group, Inc.	969	32
Sempra Energy	505	26
Wisconsin Energy Corp.	655	20
Xcel Energy, Inc.	969	24
		374
Multiline Retail (0.5%)
Dollar General Corp. (g)	1,659	63
Family Dollar Stores, Inc.	200	10
JC Penney Co., Inc. (f)	400	11
Kohl's Corp.	395	19
Macy's, Inc.	2,404	63
Nordstrom, Inc.	261	12
Target Corp.	1,004	49
		227
Office Electronics (0.0%)
Xerox Corp.	2,124	15
Oil, Gas & Consumable Fuels (4.1%)
Anadarko Petroleum Corp.	2,100	132
Apache Corp.	916	74
Chesapeake Energy Corp.	3,706	95
Chevron Corp.	2,593	240

	Shares	Value (000)
ConocoPhillips	2,369	$150
Consol Energy, Inc.	1,053	36
Denbury Resources, Inc. (g)	1,651	19
Devon Energy Corp.	1,003	56
El Paso Corp.	1,670	29
EOG Resources, Inc.	615	44
Exxon Mobil Corp.	5,401	392
Hess Corp.	1,110	58
Marathon Oil Corp.	900	19
Marathon Petroleum Corp.	450	12
Murphy Oil Corp.	355	16
Newfield Exploration Co. (g)	477	19
Noble Energy, Inc.	357	25
Occidental Petroleum Corp.	1,660	119
Peabody Energy Corp.	1,753	59
Pioneer Natural Resources Co. (f)	477	31
Southwestern Energy Co. (g)	1,349	45
Spectra Energy Corp.	1,054	26
Valero Energy Corp.	849	15
Williams Cos., Inc. (The)	979	24
		1,735
Paper & Forest Products (0.1%)
International Paper Co.	625	14
MeadWestvaco Corp.	1,449	36
		50
Personal Products (0.0%)
Avon Products, Inc.	1,001	20
Pharmaceuticals (3.4%)
Abbott Laboratories	3,447	176
Allergan, Inc.	1,361	112
Bristol-Myers Squibb Co.	5,444	171
Eli Lilly & Co. (f)	999	37
Hospira, Inc. (g)	1,120	41
Johnson & Johnson	5,087	324
Merck & Co., Inc.	5,409	177
Pfizer, Inc.	17,039	301
Teva Pharmaceutical Industries Ltd. ADR (Israel)	792	30
Watson Pharmaceuticals, Inc. (g)	909	62
		1,431
Professional Services (0.0%)
Dun & Bradstreet Corp.	119	7
Equifax, Inc.	149	5
		12
Real Estate Investment Trusts (REITs) (0.9%)
AvalonBay Communities, Inc. REIT	239	27
Boston Properties, Inc. REIT (f)	290	26
Equity Residential REIT	636	33
HCP, Inc. REIT	733	26
Health Care, Inc. REIT	317	15
Host Hotels & Resorts, Inc. REIT (f)	1,458	16
Kimco Realty Corp. REIT	824	12
Plum Creek Timber Co., Inc. REIT (f)	374	13

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Real Estate Investment Trusts (REITs) (cont'd)
ProLogis, Inc. REIT	944	$23
Public Storage REIT	275	31
Simon Property Group, Inc. REIT (f)	633	69
Ventas, Inc. REIT	558	27
Vornado Realty Trust REIT	318	24
Weyerhaeuser Co. REIT	1,137	18
		360
Real Estate Management & Development (0.0%)
CBRE Group, Inc. (g)	716	10
Road & Rail (0.5%)
CSX Corp.	1,800	34
Norfolk Southern Corp.	2,007	122
Union Pacific Corp.	800	65
		221
Semiconductors & Semiconductor Equipment (1.2%)
Advanced Micro Devices, Inc. (g)	771	4
Altera Corp.	413	13
Analog Devices, Inc.	365	11
Applied Materials, Inc.	3,463	36
Broadcom Corp., Class A (g)	1,801	60
First Solar, Inc. (f)(g)	72	4
Intel Corp.	11,747	251
KLA-Tencor Corp.	242	9
Linear Technology Corp.	305	8
LSI Corp. (g)	781	4
Microchip Technology, Inc. (f)	245	8
Micron Technology, Inc. (g)	1,178	6
NVIDIA Corp. (g)	2,981	37
Texas Instruments, Inc.	1,758	47
Xilinx, Inc.	319	9
		507
Software (1.9%)
Adobe Systems, Inc. (g)	2,960	72
Citrix Systems, Inc. (g)	462	25
Intuit, Inc. (g)	531	25
Microsoft Corp.	14,057	350
Oracle Corp.	7,685	221
Red Hat, Inc. (g)	1,513	64
Salesforce.com, Inc. (g)	378	43
Symantec Corp. (g)	1,176	19
		819
Specialty Retail (1.1%)
AutoZone, Inc. (g)	27	9
Bed Bath & Beyond, Inc. (g)	368	21
Best Buy Co., Inc. (f)	368	9
CarMax, Inc. (g)	442	10
Gap, Inc. (The)	5,287	86
Home Depot, Inc.	4,005	132
Lowe's Cos., Inc.	1,794	35
Ltd. Brands, Inc.	412	16
O'Reilly Automotive, Inc. (g)	234	16

	Shares	Value (000)
Ross Stores, Inc.	134	$10
Staples, Inc.	1,221	16
Talbots, Inc. (f)(g)	13,017	35
Tiffany & Co.	234	14
TJX Cos., Inc.	595	33
		442
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	711	37
NIKE, Inc., Class B	495	42
Ralph Lauren Corp.	119	16
VF Corp.	546	66
		161
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc.	400	2
People's United Financial, Inc.	1,100	13
		15
Tobacco (1.1%)
Altria Group, Inc.	3,666	98
Lorillard, Inc.	300	33
Philip Morris International, Inc.	3,883	242
Reynolds American, Inc.	2,231	84
		457
Wireless Telecommunication Services (0.2%)
American Tower Corp., Class A (g)	993	54
MetroPCS Communications, Inc. (g)	600	5
Sprint Nextel Corp. (g)	2,982	9
		68
Total Common Stocks (Cost $23,504)		20,571
Convertible Preferred Stocks (0.2%)
Alternative Energy (0.2%)
Better Place, Inc. (g)(h)(i) (Cost $84)	27,888	84
Investment Companies (0.8%)
iShares MSCI EMU Index Fund (f)	200	5
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G-2)	4,307	93
Technology Select Sector SPDR Fund (f)	9,300	219
Total Investment Companies (Cost $369)		317
	No. of Rights
Right (0.0%)
Pharmaceuticals (0.0%)
Sanofi (France) (g) (Cost $—@)	54	—	@
	Shares
Short-Term Investments (12.8%)
Securities held as Collateral on Loaned Securities (4.5%)
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	1,747,597	1,748

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.3%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $45; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $46)	$45	$45
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $93; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $95)	93	93
		138
Total Securities held as Collateral on Loaned Securities (Cost $1,886)		1,886
	Shares
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	2,207,555	2,208
	Face Amount (000)
U.S. Treasury Securities (3.0%)
U.S. Treasury Bills,
0.01%, 10/13/11 (j)	$900	900
0.03%, 11/3/11 (j)	350	350
		1,250
Total Short-Term Investments (Cost $5,344)		5,344
Total Investments (105.5%) (Cost $46,882) Including $2,122 of Securities Loaned (k)		44,349
Liabilities in Excess of Other Assets (-5.5%)		(2,300)
Net Assets (100.0%)		$42,049

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

(g)  Non-income producing security.

(h)  Security has been deemed illiquid at September 30, 2011.

(i)  At September 30, 2011, the Portfolio held a fair valued security valued at approximately $84,000, representing 0.2% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(j)  Rate shown is the yield to maturity at September 30, 2011.

(k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

ADR  American Depositary Receipt.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank	CHF	15	$16	10/14/11	USD	18	$18	$2
JPMorgan Chase Bank	CLP	34,100	66	10/14/11	USD	71	71	5
JPMorgan Chase Bank	JPY	3,600	47	10/14/11	USD	47	47	—	@
JPMorgan Chase Bank	USD	19	19	10/14/11	JPY	1,450	19	(—	@)
UBS AG	CHF	113	125	10/14/11	USD	144	144	19
UBS AG	EUR	34	46	10/14/11	USD	49	49	3
UBS AG	JPY	3,700	48	10/14/11	USD	48	48	—	@
UBS AG	NOK	134	23	10/14/11	USD	25	25	2
UBS AG	SEK	123	18	10/14/11	USD	19	19	1
UBS AG	SEK	457	66	10/14/11	USD	67	67	1
UBS AG	SEK	190	28	10/14/11	USD	28	28	—	@
UBS AG	SGD	90	68	10/14/11	USD	72	72	4
UBS AG	USD	70	70	10/14/11	CHF	60	66	(4)
UBS AG	USD	37	37	10/14/11	CHF	30	33	(4)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Foreign Currency Exchange Contracts Information: (cont'd)

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
UBS AG	USD	72	$72	10/14/11	CLP	34,100	$65	$(7)
UBS AG	USD	48	48	10/14/11	EUR	34	46	(2)
UBS AG	USD	48	48	10/14/11	JPY	3,700	48	(— @)
UBS AG	USD	33	33	10/14/11	NOK	195	33	(— @)
UBS AG	USD	118	118	10/14/11	NOK	644	110	(8)
UBS AG	USD	91	91	10/14/11	SEK	580	84	(7)
UBS AG	USD	74	74	10/14/11	SGD	90	68	(6)
Bank of America NA	USD	470	470	10/20/11	CAD	467	445	(25)
Deutsche Bank AG London	AUD	848	820	10/20/11	USD	871	871	51
Deutsche Bank AG London	AUD	460	444	10/20/11	USD	445	445	1
Deutsche Bank AG London	CNY	1,243	195	10/20/11	USD	195	195	— @
Deutsche Bank AG London	EUR	121	162	10/20/11	USD	167	167	5
Deutsche Bank AG London	EUR	149	200	10/20/11	USD	202	202	2
Deutsche Bank AG London	JPY	5,340	69	10/20/11	USD	69	69	— @
Goldman Sachs International	EUR	152	203	10/20/11	USD	203	203	— @
JPMorgan Chase Bank	NOK	394	67	10/20/11	USD	70	70	3
JPMorgan Chase Bank	SEK	426	62	10/20/11	USD	64	64	2
JPMorgan Chase Bank	SGD	394	301	10/20/11	USD	313	313	12
JPMorgan Chase Bank	USD	1,266	1,266	10/20/11	CNY	8,071	1,264	(2)
Mellon Bank	SGD	34	26	10/20/11	USD	27	27	1
Royal Bank of Scotland	MXN	2,151	155	10/20/11	USD	163	163	8
Royal Bank of Scotland	USD	62	62	10/20/11	MXN	865	62	(— @)
UBS AG	BRL	80	42	10/20/11	USD	46	46	4
UBS AG	CAD	232	221	10/20/11	USD	234	234	13
UBS AG	EUR	363	486	10/20/11	USD	500	500	14
UBS AG	GBP	303	472	10/20/11	USD	476	476	4
UBS AG	KRW	443,820	376	10/20/11	USD	400	400	24
UBS AG	NZD	310	236	10/20/11	USD	255	255	19
UBS AG	SGD	57	43	10/20/11	USD	45	45	2
UBS AG	USD	90	90	10/20/11	CHF	79	88	(2)
UBS AG	USD	46	46	10/20/11	GBP	30	46	(— @)
UBS AG	USD	332	332	10/20/11	JPY	25,369	329	(3)
UBS AG	USD	42	42	10/20/11	KRW	50,394	43	1
UBS AG	USD	95	95	10/20/11	MXN	1,251	90	(5)
UBS AG	USD	27	27	10/20/11	NZD	35	27	(— @)
UBS AG	USD	54	54	10/20/11	SGD	71	54	(— @)
			$8,225				$8,353	$128

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
S&P 500 E-Mini Index	65	$3,660	Dec-11	$(74)
U.S. Treasury 2 yr. Note	12	2,642	Dec-11	(1)
U.S. Treasury 5 yr. Note	4	490	Dec-11	(1)
U.S. Treasury 30 yr. Bond	1	143	Dec-11	7

Futures Contracts: (cont'd)

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Short:
E-Mini MSCI Emerging Market Index	9	$(378)	Dec-11	$23
Euro STOXX 50 Index	2	(58)	Dec-11	(4)
U.S. Treasury 2 yr. Note	1	(220)	Dec-11	— @
U.S. Treasury 10 yr. Note	45	(5,854)	Dec-11	(22)
				$(72)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	910	$33
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$1,220	(44)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,150	(29)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$1,515	47
Barclays Capital	3 Month STIBOR	Pay	2.76	7/29/12	SEK	26,940	20
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		13,470	2
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		31,576	(45)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	604	23
Credit Suisse	3 Month CDOR	Pay	4.12	9/8/20		435	18
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		2,400	(50)
							$(25)

@  Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

EUR  —  Euro

GBP  —  British Pound

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican New Peso

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$67	$—	$67
Agency Bond — Banking (FDIC Guaranteed)	—	460	—	460

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Agency Fixed Rate Mortgages	$—	$4,543	$—	$4,543
Asset-Backed Securities	—	417	—	417
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,097	—	1,097
Commercial Mortgage Backed Securities	—	730	—	730
Corporate Bonds	—	5,433	—	5,433

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Mortgages — Other	$—	$1,236	$—	$1,236
Municipal Bonds	—	229	—	229
U.S. Agency Securities	—	625	—	625
U.S. Treasury Securities	—	3,196	—	3,196
Total Fixed Income Securities	—	18,033	—	18,033
Common Stocks
Aerospace & Defense	635	—	—	635
Air Freight & Logistics	168	—	—	168
Airlines	10	—	—	10
Auto Components	93	—	—	93
Automobiles	25	—	—	25
Beverages	425	—	—	425
Biotechnology	207	—	—	207
Capital Markets	333	—	—	333
Chemicals	351	—	—	351
Commercial Banks	535	—	—	535
Commercial Services & Supplies	105	—	—	105
Communications Equipment	341	—	—	341
Computers & Peripherals	1,043	—	—	1,043
Construction & Engineering	93	—	—	93
Consumer Finance	129	—	—	129
Containers & Packaging	7	—	—	7
Distributors	10	—	—	10
Diversified Consumer Services	35	—	—	35
Diversified Financial Services	699	—	—	699
Diversified Telecommunication Services	614	—	—	614
Electric Utilities	404	—	—	404
Electrical Equipment	74	—	—	74
Electronic Equipment, Instruments & Components	134	—	—	134
Energy Equipment & Services	558	—	—	558
Food & Staples Retailing	525	—	—	525
Food Products	508	—	—	508
Health Care Equipment & Supplies	311	—	—	311
Health Care Providers & Services	527	—	—	527
Health Care Technology	27	—	—	27
Hotels, Restaurants & Leisure	381	—	—	381
Household Durables	51	—	—	51
Household Products	537	—	—	537

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)		Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Independent Power Producers & Energy Traders	$55		$—	$—	$55
Industrial Conglomerates	418		—	—	418
Information Technology Services	656		—	—	656
Insurance	744		—	—	744
Internet & Catalog Retail	135		—	—	135
Internet Software & Services	342		—	—	342
Leisure Equipment & Products	24		—	—	24
Life Sciences Tools & Services	76		—	—	76
Machinery	412		—	—	412
Media	651		—	—	651
Metals & Mining	239		—	—	239
Multi-Utilities	374		—	—	374
Multiline Retail	227		—	—	227
Office Electronics	15		—	—	15
Oil, Gas & Consumable Fuels	1,735		—	—	1,735
Paper & Forest Products	50		—	—	50
Personal Products	20		—	—	20
Pharmaceuticals	1,431		—	—	1,431
Professional Services	12		—	—	12
Real Estate Investment Trusts (REITs)	360		—	—	360
Real Estate Management & Development	10		—	—	10
Road & Rail	221		—	—	221
Semiconductors & Semiconductor Equipment	507		—	—	507
Software	819		—	—	819
Specialty Retail	442		—	—	442
Textiles, Apparel & Luxury Goods	161		—	—	161
Thrifts & Mortgage Finance	15		—	—	15
Tobacco	457		—	—	457
Wireless Telecommunication Services	68		—	—	68
Total Common Stocks	20,571		—	—	20,571
Convertible Preferred Stocks	—		—	84	84
Investment Companies	317		—	—	317
Right	—	@	—	—	—	@
Short-Term Investments
Investment Company	3,956		—	—	3,956
Repurchase Agreements	—		138	—	138

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments (cont'd)
U.S. Treasury Securities	$—	$1,250	$—	$1,250
Total Short-Term Investments	3,956	1,388	—	5,344
Foreign Currency Exchange Contracts	—	203	—	203
Futures Contracts	30	—	—	30
Interest Rate Swap Agreements	—	143	—	143
Total Assets	24,874	19,767	84	44,725
Liabilities:
Foreign Currency Exchange Contracts	—	(75)	—	(75)
Futures Contracts	(102)	—	—	(102)
Interest Rate Swap Agreements	—	(168)	—	(168)
Total Liabilities	(102)	(243)	—	(345)
Total	$24,772	$19,524	$84	$44,380

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Beginning Balance	$84
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$84
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Mid Cap Growth Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 0.47%, net of fees. The Portfolio's Class I underperformed against its benchmark the Russell Midcap® Growth Index (the "Index") which returned 0.80%.

Factors Affecting Performance

•  The stock market had been moving slowly upward in the first half of the 12-month period, with a slight pullback in March following news of political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). However, the remainder of the period saw considerable volatility which negated the market's gains over the first six months. Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor's led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Concerns about the fragile state of economic growth in the U.S. and globally weighed on the market for the remainder of the period.

•  Within the Portfolio, the consumer discretionary sector detracted from performance relative to the Index. Holdings in an internet video streaming company, an online travel booking provider (not represented in the Index) and a cosmetics company (also not represented in the Index) had disappointing results. An underweight relative to the Index in this sector also had a negative effect on relative results.

•  An underweight in the consumer staples sector also caused the Portfolio to lag versus the Index. Our holdings performed well for the most part but the Portfolio lacked exposure to other consumer staples stocks in the Index that also had strong gains during the period.

•  Stock selection in the technology sector hampered performance, primarily due to several holdings in the computer services software and systems industry (two of which are not represented in the Index).

•  However, stock selection in the producer durables sector was more favorable for performance. A number of holdings performed well within this sector including some in back office support, human resources and consulting; engineering and contracting services; and international trade and diversified logistics.

•  Also bolstering relative gains were stock selection and an underweight in health care. The Portfolio benefited from holdings in the medical and dental instruments and supplies industry and a holding in a medical equipment stock.

Management Strategies

•  The Growth Team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage focused portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. Our longer-term focus has typically resulted in lower turnover than many of our peers. The value added or detracted in any period of time will typically result from stock selection, given our philosophy and process.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Mid Cap Growth Portfolio

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	0.47%	6.21%	8.69%	12.57%
Russell Midcap® Growth Index	0.80	1.64	6.70	8.88
Lipper Multi-Cap Growth Funds Index	0.70	0.80	3.84	7.56
Portfolio — Class P Shares w/o sales charges(5)	0.22	5.94	8.42	9.28
Russell Midcap® Growth Index	0.80	1.64	6.70	5.59
Lipper Multi-Cap Growth Funds Index	0.70	0.80	3.84	3.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced operations on January 31, 1997.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	56.3%
Computer Services, Software & Systems	12.4
Diversified Retail	9.0
Pharmaceuticals	6.5
Commercial Services	5.6
Communications Technology	5.2
Financial Data & Systems	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (93.3%)
Air Transport (2.1%)
Expeditors International of Washington, Inc.	3,260,949	$132,232
Alternative Energy (3.4%)
Range Resources Corp.	2,221,773	129,885
Ultra Petroleum Corp. (a)	3,231,940	89,589
		219,474
Asset Management & Custodian (0.5%)
Greenhill & Co., Inc.	1,164,594	33,296
Biotechnology (3.5%)
IDEXX Laboratories, Inc. (a)	1,389,959	95,865
Illumina, Inc. (a)	3,189,436	130,512
		226,377
Cement (1.0%)
Martin Marietta Materials, Inc.	963,957	60,941
Chemicals: Diversified (2.5%)
Intrepid Potash, Inc. (a)	3,382,607	84,126
Rockwood Holdings, Inc. (a)	2,231,710	75,186
		159,312
Commercial Services (5.6%)
Gartner, Inc. (a)	2,790,883	97,318
Intertek Group PLC (United Kingdom)	3,788,642	108,626
Leucadia National Corp.	3,668,727	83,207
Weight Watchers International, Inc.	1,147,409	66,836
		355,987
Communications Technology (5.3%)
Millicom International Cellular SA SDR (Sweden)	778,840	77,999
Motorola Solutions, Inc.	6,161,217	258,155
		336,154
Computer Services, Software & Systems (12.4%)
Akamai Technologies, Inc. (a)	3,608,607	71,739
Alibaba.com Ltd. (China) (b)	34,156,500	31,521
Citrix Systems, Inc. (a)	850,068	46,354
IHS, Inc., Class A (a)	1,264,222	94,576
LinkedIn Corp., Class A (a)	1,089,121	85,039
Red Hat, Inc. (a)	3,776,776	159,607
Renren, Inc. ADR (China) (a)	5,146,084	26,245
Salesforce.com, Inc. (a)	1,134,441	129,644
Solera Holdings, Inc.	2,938,297	148,384
		793,109
Computer Technology (3.0%)
NVIDIA Corp. (a)	1,497,660	18,721
Yandex N.V., Class A (Russia) (a)	5,733,257	117,016
Youku.com, Inc. ADR (China) (a)	3,371,132	55,151
		190,888
Consumer Lending (1.5%)
IntercontinentalExchange, Inc. (a)	787,116	93,084

	Shares	Value (000)
Consumer Services: Miscellaneous (2.3%)
Qualicorp SA (Brazil) (a)	11,730,661	$87,344
Sun Art Retail Group Ltd. (Hong Kong) (a)	60,764,000	62,559
		149,903
Cosmetics (0.8%)
Natura Cosmeticos SA (Brazil)	3,166,631	53,893
Diversified Materials & Processing (1.7%)
Schindler Holding AG (Switzerland)	991,550	106,167
Diversified Media (3.2%)
Factset Research Systems, Inc.	1,115,630	99,258
McGraw-Hill Cos., Inc. (The)	2,508,465	102,847
		202,105
Diversified Retail (9.0%)
Chipotle Mexican Grill, Inc. (a)	314,442	95,260
Ctrip.com International Ltd. ADR (China) (a)	2,766,909	88,984
Dollar Tree, Inc. (a)	1,450,040	108,912
Fastenal Co.	5,392,770	179,471
NetFlix, Inc. (a)	930,890	105,340
		577,967
Education Services (1.0%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	2,869,268	65,907
Financial Data & Systems (5.0%)
MSCI, Inc., Class A (a)	5,499,670	166,805
Verisk Analytics, Inc., Class A (a)	4,437,477	154,291
		321,096
Health Care Services (2.7%)
athenahealth, Inc. (a)	1,174,976	69,970
Stericycle, Inc. (a)	1,249,930	100,894
		170,864
Medical & Dental Instruments & Supplies (1.4%)
Techne Corp.	1,282,524	87,225
Medical Equipment (3.1%)
Intuitive Surgical, Inc. (a)	549,589	200,204
Metals & Minerals: Diversified (1.8%)
Lynas Corp. Ltd. (Australia) (a)	25,224,987	25,493
Molycorp, Inc. (a)	2,824,804	92,851
		118,344
Pharmaceuticals (6.5%)
Gen-Probe, Inc. (a)	1,878,548	107,547
Ironwood Pharmaceuticals, Inc. (a)	3,714,185	40,113
Mead Johnson Nutrition Co.	2,477,130	170,501
Valeant Pharmaceuticals International, Inc. (Canada)	2,574,584	95,569
		413,730
Publishing (1.5%)
Morningstar, Inc.	1,673,181	94,434

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Recreational Vehicles & Boats (3.4%)
Edenred (France)	9,181,694	$218,296
Restaurants (1.3%)
Dunkin' Brands Group, Inc. (a)	2,992,097	82,881
Scientific Instruments: Pollution Control (1.2%)
Covanta Holding Corp.	4,949,620	75,185
Semiconductors & Components (2.9%)
ARM Holdings PLC ADR (United Kingdom)	4,213,428	107,442
First Solar, Inc. (a)	1,236,384	78,152
		185,594
Shipping (1.4%)
C.H. Robinson Worldwide, Inc.	1,276,462	87,399
Textiles Apparel & Shoes (1.3%)
Lululemon Athletica, Inc. (Canada) (a)	1,777,166	86,459
Utilities: Electrical (1.0%)
Brookfield Infrastructure Partners LP (Canada)	2,664,327	64,850
Total Common Stocks (Cost $5,973,983)		5,963,357
Convertible Preferred Stocks (1.9%)
Alternative Energy (0.4%)
Better Place, Inc. (a)(c)(d)	7,507,951	22,524
Computer Technology (1.5%)
Groupon, Inc. Series G (a)(c)(d)	1,498,247	95,888
Total Convertible Preferred Stocks (Cost $69,853)		118,412
Preferred Stocks (0.7%)
Leisure Time (0.7%)
Zynga, Inc. Series C (a)(c)(d) (Cost $47,566)	3,390,490	47,566
Short-Term Investment (4.4%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $280,754)	280,754,267	280,754
Total Investments (100.3%) (Cost $6,372,156) (e)		6,410,089
Liabilities in Excess of Other Assets (-0.3%)		(17,553)
Net Assets (100.0%)		$6,392,536

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  Security has been deemed illiquid at September 30, 2011.

(d)  At September 30, 2011, the Portfolio held fair valued securities valued at approximately $165,978,000, representing 2.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(e)  The approximate market value and percentage of net assets, $524,494,000 and 8.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

SDR  Swedish Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$132,232	$—	$—	$132,232
Alternative Energy	219,474	—	—	219,474
Asset Management & Custodian	33,296	—	—	33,296
Biotechnology	226,377	—	—	226,377
Cement	60,941	—	—	60,941
Chemicals: Diversified	159,312	—	—	159,312
Commercial Services	247,361	108,626	—	355,987
Communications Technology	258,155	77,999	—	336,154
Computer Services, Software & Systems	761,588	31,521	—	793,109
Computer Technology	190,888	—	—	190,888
Consumer Lending	93,084	—	—	93,084
Consumer Services: Miscellaneous	87,344	62,559	—	149,903
Cosmetics	53,893	—	—	53,893
Diversified Materials & Processing	106,167	—	—	106,167
Diversified Media	202,105	—	—	202,105
Diversified Retail	577,967	—	—	577,967
Education Services	65,907	—	—	65,907
Financial Data & Systems	321,096	—	—	321,096
Health Care Services	170,864	—	—	170,864
Medical & Dental Instruments & Supplies	87,225	—	—	87,225
Medical Equipment	200,204	—	—	200,204
Metals & Minerals: Diversified	92,851	25,493	—	118,344
Pharmaceuticals	413,730	—	—	413,730
Publishing	94,434	—	—	94,434
Recreational Vehicles & Boats	—	218,296	—	218,296
Restaurants	82,881	—	—	82,881
Scientific Instruments: Pollution Control	75,185	—	—	75,185
Semiconductors & Components	185,594	—	—	185,594
Shipping	87,399	—	—	87,399
Textiles Apparel & Shoes	86,459	—	—	86,459
Utilities: Electrical	64,850	—	—	64,850
Total Common Stocks	5,438,863	524,494	—	5,963,357

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$118,412	$118,412
Preferred Stocks	—	—	47,566	47,566
Short-Term Investment —
Investment Company	280,754	—	—	280,754
Total Assets	$5,719,617	$524,494	$165,978	$6,410,089

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, securities with a total value of approximately $383,935,000 transferred from Level 1 to Level 2. At September 30, 2011 the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Convertible Preferred Stocks (000)	Preferred Stocks (000)
Beginning Balance	$22,524	$—
Net purchases (sales)	47,329	47,566
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/ depreciation	48,559	—
Realized gains (losses)	—	—
Ending Balance	$118,412	$47,566
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2011	$48,559	$—

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Core Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 4.34%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S.'s debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government-sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed security (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio had a position in IO and IIO securities. Prepayment speeds have been slow, which was beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	4.34%	3.26%	4.13%	7.01%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	7.57
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	N/A
Portfolio — Class P Shares w/o sales charges(5)	4.11	3.03	3.89	4.53
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.13
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	5.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on September 29, 1987.

(5)  Commenced operations on March 1, 1999.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	26.2%
Other**	14.5
Finance	14.2
Industrials	13.3
U.S. Treasury Securities	11.2
Collateralized Mortgage Obligations — Agency Collateral Series	8.9
Asset-Backed Securities	6.7
Short-Term Investments	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $21,657,000 and net unrealized depreciation of approximately $71,000 and open swap agreements with net unrealized depreciation of approximately $206,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.3%)
Agency Bond — Banking (FDIC Guaranteed) (2.3%)
Ally Financial, Inc.
2.20%, 12/19/12	$1,465	$1,498
Agency Fixed Rate Mortgages (26.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	1,119	1,205
6.00%, 5/1/37 - 10/1/38	520	572
7.50%, 5/1/35	69	80
8.00%, 8/1/32	35	41
8.50%, 8/1/31	55	66
October TBA:
4.00%, 10/25/41 (a)	1,215	1,272
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	3,705	3,935
5.00%, 3/1/39	1,152	1,253
5.50%, 4/1/34 - 2/1/38	3,015	3,292
6.00%, 1/1/38 - 10/1/38	431	474
6.50%, 7/1/29 - 2/1/33	456	517
7.00%, 10/1/31 - 12/1/31	3	3
7.50%, 8/1/37	116	136
8.00%, 4/1/33	85	99
8.50%, 10/1/32	85	100
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	700	732
4.00%, 10/25/41 (a)	755	808
Various Pools:
4.50%, 4/15/39 - 5/15/40	2,379	2,592
		17,177
Asset-Backed Securities (6.8%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	225	231
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	55	55
Brazos Higher Education Authority
1.10%, 7/25/29 (c)	325	322
CarMax Auto Owner Trust
1.29%, 9/15/15	225	227
CLI Funding LLC
4.50%, 3/18/26 (b)	239	242
CVS Pass-Through Trust
6.04%, 12/10/28	339	357
Discover Card Master Trust
0.58%, 8/15/16 (c)	300	301
Enterprise Fleet Financing LLC
1.43%, 10/20/16 (b)	189	189
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	175	178

	Face Amount (000)	Value (000)
FUEL Trust
4.21%, 4/15/16 (b)	$200	$199
Great America Leasing Receivables
1.69%, 2/15/14 (b)	300	302
Louisiana Public Facilities Authority
1.15%, 1/25/20 (c)	325	320
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	275	275
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	350	352
MMCA Automobile Trust
1.22%, 1/15/15 (b)	225	226
North Carolina State Education Assistance Authority
1.15%, 1/26/26 (c)	225	221
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (c)	125	124
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	244	246
		4,367
Collateralized Mortgage Obligations — Agency Collateral Series (9.2%)
Federal Home Loan Mortgage Corporation,
2.70%, 5/25/18	335	337
3.15%, 2/25/18	225	236
3.87%, 4/25/21	325	352
IO
0.84%, 1/25/21 (c)	2,294	100
IO REMIC
5.00%, 12/15/20 - 12/15/37	1,340	187
5.72%, 6/15/41 (c)	6,497	773
5.74%, 6/15/40 (c)	784	123
5.91%, 7/15/37 (c)	628	90
6.24%, 6/15/40 (c)	2,619	500
IO STRIPS
8.00%, 1/1/28	23	5
REMIC
22.09%, 5/15/41 (c)(d)	350	387
Federal National Mortgage Association,
3.76%, 6/25/21	110	119
IO
6.16%, 9/25/20 (c)	1,783	465
IO REMIC
6.47%, 2/25/24 (c)	572	63
REMIC
6.04%, 10/25/40 (c)	145	164
9.16%, 10/25/41	229	226
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	2,318	386
IO REMIC
0.85%, 8/20/58 (c)	3,021	98
4.50%, 6/20/39	689	112

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
5.00%, 2/16/41	$192	$40
5.22%, 6/20/41 (c)	991	140
5.82%, 11/16/40 (c)	1,243	251
6.02%, 10/20/37 (c)	929	79
6.35%, 6/20/40 (c)	927	164
6.37%, 4/16/41 (c)	1,349	270
6.44%, 4/16/41 (c)	934	168
		5,835
Commercial Mortgage Backed Securities (4.7%)
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (c)	325	358
DBUBS Mortgage Trust,
4.54%, 7/10/44 (b)	350	358
5.00%, 11/10/46 (b)	300	323
5.47%, 11/10/46 (b)(c)	190	178
GS Mortgage Securities Corp. II,
3.71%, 8/10/44 (c)(e)	240	243
5.36%, 3/10/44 (b)(c)	175	163
5.55%, 4/10/38 (c)	100	106
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	240	245
4.39%, 7/15/46 (b)	350	350
4.72%, 2/16/46 (b)	335	346
WF-RBS Commercial Mortgage Trust
4.87%, 2/15/44 (b)(c)	315	333
		3,003
Corporate Bonds (31.4%)
Finance (14.5%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	175	179
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	140	135
Aegon N.V.
4.63%, 12/1/15	175	179
American International Group, Inc.
6.40%, 12/15/20	200	204
Australia & New Zealand Banking Group Ltd.
4.88%, 1/12/21 (b)	140	146
Bank of America Corp.
5.75%, 12/1/17	520	488
Barclays Bank PLC,
6.05%, 12/4/17 (b)	100	92
6.75%, 5/22/19	120	130
BBVA US Senior SAU
3.25%, 5/16/14	200	188
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	25	28
7.25%, 2/1/18	170	201
Berkshire Hathaway, Inc.
3.75%, 8/15/21	235	239

	Face Amount (000)	Value (000)
BNP Paribas SA
5.00%, 1/15/21	$135	$132
Boston Properties LP
5.88%, 10/15/19	30	33
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	65	69
7.13%, 6/15/12	60	62
Citigroup, Inc. (See Note G-2),
5.88%, 5/29/37	150	144
6.13%, 11/21/17 - 5/15/18	195	209
8.50%, 5/22/19	85	103
Coventry Health Care, Inc.
5.45%, 6/15/21	120	130
Credit Suisse,
5.40%, 1/14/20	135	130
6.00%, 2/15/18	60	61
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)(f)	100	104
Digital Realty Trust LP
5.25%, 3/15/21	175	174
Fifth Third Bancorp
3.63%, 1/25/16	70	71
General Electric Capital Corp.,
5.30%, 2/11/21	110	114
6.00%, 8/7/19	565	637
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	315	327
7.50%, 2/15/19	110	123
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	110	107
HBOS PLC
6.75%, 5/21/18 (b)	340	290
HCP, Inc.,
5.38%, 2/1/21	50	50
5.63%, 5/1/17	100	104
HSBC Holdings PLC
5.10%, 4/5/21	295	304
ING Bank N.V.
4.00%, 3/15/16 (b)	200	201
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	100	89
JPMorgan Chase & Co.,
4.95%, 3/25/20	80	85
6.30%, 4/23/19	25	28
MetLife, Inc.
7.72%, 2/15/19	60	74
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	50	50
National Australia Bank Ltd.
3.00%, 7/27/16 (b)	170	171
Nationwide Building Society
6.25%, 2/25/20 (b)	345	348
Nationwide Financial Services
5.38%, 3/25/21 (b)	75	73

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nordea Bank AB
4.88%, 5/13/21 (b)	$200	$171
Pacific LifeCorp
6.00%, 2/10/20 (b)	125	134
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	120	131
PNC Funding Corp.
6.70%, 6/10/19 (f)	90	108
Principal Financial Group, Inc.
8.88%, 5/15/19	100	128
Prudential Financial, Inc.
7.38%, 6/15/19	170	199
Reinsurance Group of America, Inc.
6.45%, 11/15/19	135	153
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	95	93
Santander Holdings USA, Inc.
4.63%, 4/19/16	40	39
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	200	186
Societe Generale SA
5.20%, 4/15/21 (b)	200	174
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	106
Sumitomo Mitsui Banking Corp.
2.90%, 7/22/16 (b)	200	202
UnitedHealth Group, Inc.
6.63%, 11/15/37	195	247
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	125	120
Wachovia Corp.
5.63%, 10/15/16	60	65
WEA Finance LLC
4.63%, 5/10/21 (b)	150	144
Wells Fargo & Co.
5.63%, 12/11/17	60	68
		9,274
Industrials (13.6%)
Agilent Technologies, Inc.
5.50%, 9/14/15	120	131
Air Products & Chemicals, Inc.
2.00%, 8/2/16	165	168
Albemarle Corp.
4.50%, 12/15/20	110	119
Altria Group, Inc.,
4.13%, 9/11/15	50	54
9.25%, 8/6/19	125	164
Anglo American Capital PLC
9.38%, 4/8/19 (b)	100	133
ArcelorMittal
9.85%, 6/1/19	100	113

	Face Amount (000)	Value (000)
AT&T, Inc.,
3.88%, 8/15/21	$45	$46
6.30%, 1/15/38	170	195
BAA Funding Ltd.
4.88%, 7/15/21 (b)	170	173
Barrick North America Finance LLC
4.40%, 5/30/21	95	98
BAT International Finance PLC
9.50%, 11/15/18 (b)	165	224
Bemis Co., Inc.
4.50%, 10/15/21 (e)	110	112
Best Buy Co., Inc.
3.75%, 3/15/16	165	160
Boeing Capital Corp.
2.13%, 8/15/16	175	177
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	85	106
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	115	133
Comcast Corp.,
5.15%, 3/1/20	75	85
5.70%, 5/15/18	50	58
ConAgra Foods, Inc.
8.25%, 9/15/30	140	181
COX Communications, Inc.
8.38%, 3/1/39 (b)	25	35
CRH America, Inc.
6.00%, 9/30/16	135	145
Daimler Finance North America LLC,
7.30%, 1/15/12	95	97
8.50%, 1/18/31	55	78
Darden Restaurants, Inc.
6.20%, 10/15/17	205	239
Delhaize Group SA
5.70%, 10/1/40	106	110
Deutsche Telekom International Finance BV
8.75%, 6/15/30	65	87
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	150	169
Fiserv, Inc.
3.13%, 6/15/16	120	122
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	90	92
Gilead Sciences, Inc.
4.50%, 4/1/21	140	151
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	100	102
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	105	122
Hess Corp.
6.00%, 1/15/40	175	200
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	85	90

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Home Depot, Inc.
5.88%, 12/16/36	$190	$222
International Paper Co.
7.50%, 8/15/21	105	122
Kinross Gold Corp.
5.13%, 9/1/21 (b)	115	114
KLA-Tencor Corp.
6.90%, 5/1/18	145	166
Kraft Foods, Inc.
5.38%, 2/10/20	195	221
L-3 Communications Corp.
4.75%, 7/15/20	135	140
Marathon Petroleum Corp.
5.13%, 3/1/21 (b)	70	73
Mosaic Co. (The)
7.63%, 12/1/16 (b)	60	63
NBC Universal Media LLC
5.15%, 4/30/20	140	154
News America, Inc.
4.50%, 2/15/21	75	76
Omnicom Group, Inc.
4.45%, 8/15/20	70	71
Petrobras International Finance Co.
5.75%, 1/20/20	175	183
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	110	132
Quest Diagnostics, Inc.
6.95%, 7/1/37	95	120
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	35	47
Sanofi
4.00%, 3/29/21	135	147
Teck Resources Ltd.,
4.75%, 1/15/22	85	87
6.25%, 7/15/41	100	105
Telecom Italia Capital SA,
7.00%, 6/4/18	85	85
7.18%, 6/18/19	35	35
Telefonica Europe BV
8.25%, 9/15/30	195	219
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	100	105
Thermo Fisher Scientific, Inc.
3.60%, 8/15/21	160	166
Time Warner Cable, Inc.,
6.75%, 6/15/39	40	46
8.75%, 2/14/19	55	71
Time Warner, Inc.,
4.70%, 1/15/21	100	105
4.75%, 3/29/21	90	95
5.88%, 11/15/16	75	85

	Face Amount (000)	Value (000)
Vale Overseas Ltd.,
5.63%, 9/15/19	$110	$116
6.88%, 11/10/39	20	22
Verizon Communications, Inc.,
4.60%, 4/1/21 (f)	30	33
8.95%, 3/1/39	50	77
VF Corp.
3.50%, 9/1/21	105	107
Viacom, Inc.
6.88%, 4/30/36	130	155
Vivendi SA
6.63%, 4/4/18 (b)	120	136
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	85	86
Woolworths Ltd.
4.00%, 9/22/20 (b)	125	130
WPP Finance UK
8.00%, 9/15/14	100	113
		8,699
Utilities (3.3%)
EDF SA
4.60%, 1/27/20 (b)	80	84
Enel Finance International N.V.
5.13%, 10/7/19 (b)	275	258
Energy Transfer Partners LP
9.00%, 4/15/19	125	151
Enterprise Products Operating LLC,
5.25%, 1/31/20	50	55
6.50%, 1/31/19	160	189
Exelon Generation Co. LLC
6.25%, 10/1/39	315	367
FirstEnergy Solutions Corp.
6.05%, 8/15/21	225	250
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	175	169
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	160	182
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160	183
8.75%, 5/1/19	65	83
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	158
		2,129
		20,102
Municipal Bonds (1.5%)
Chicago Transit Authority
6.20%, 12/1/40	100	116
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	40	49

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont'd)
City of New York, NY, Series G-1
5.97%, 3/1/36	$85	$104
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	153
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	90	98
6.66%, 4/1/57	155	165
New York City Transitional Finance Authority
5.27%, 5/1/27	80	90
State of California,
General Obligation Bonds
5.95%, 4/1/16	175	199
		974
Sovereign (0.9%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)(f)	100	108
Brazilian Government International Bond
6.00%, 1/17/17	190	218
Export - Import Bank of Korea
4.13%, 9/9/15	100	101
Korea Development Bank
4.38%, 8/10/15	130	133
		560
U.S. Agency Securities (2.1%)
Federal National Mortgage Association,
1.25%, 8/20/13 - 9/28/16	330	331
5.38%, 6/12/17	700	850
6.63%, 11/15/30 (f)	100	149
		1,330
U.S. Treasury Securities (11.5%)
U.S. Treasury Bond
4.75%, 2/15/41	1,945	2,658
U.S. Treasury Notes,
1.75%, 7/31/15	2,370	2,470
2.25%, 3/31/16	2,105	2,238
		7,366
Total Fixed Income Securities (Cost $60,238)		62,212
	Shares
Short-Term Investments (6.0%)
Securities held as Collateral on Loaned Securities (0.8%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	478,399	478

	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $12; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $13)	$12	$12
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $26; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $26)	26	26
		38
Total Securities held as Collateral on Loaned Securities (Cost $516)		516
	Shares
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	2,602,425	2,602
	Face Amount (000)
U.S. Treasury Security (1.1%)
U.S. Treasury Bill,
0.02%, 3/22/12 (g)(h)(i)	$673	673
Total Short-Term Investments (Cost $3,791)		3,791
Total Investments (103.3%) (Cost $64,029) Including $509 of Securities Loaned (j)		66,003
Liabilities in Excess of Other Assets (-3.3%)		(2,093)
Net Assets (100.0%)		$63,910

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged as collateral for swap agreements.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

IO  Interest Only.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	47	$10,350	Dec-11	$(16)
U.S. Treasury 5 yr. Note	8	980	Dec-11	(2)
Short:
U.S. Treasury 10 yr. Note	75	(9,757)	Dec-11	(41)
U.S. Treasury 30 yr. Bond	4	(570)	Dec-11	(12)
				$(71)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$1,457	3 Month LIBOR	Receive	11/15/19	$(105)	$(439)
Barclays Capital	1,726	3 Month LIBOR	Pay	11/15/19	59	233
						$(206)

LIBOR  London Interbank Offered Rate.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Bond — Banking (FDIC Guaranteed)	$—	$1,498	$—	$1,498
Agency Fixed Rate Mortgages	—	17,177	—	17,177
Asset-Backed Securities	—	4,367	—	4,367
Collateralized Mortgage Obligations — Agency Collateral Series	—	5,835	—	5,835
Commercial Mortgage Backed Securities	—	3,003	—	3,003
Corporate Bonds	—	20,102	—	20,102
Municipal Bonds	—	974	—	974
Sovereign	—	560	—	560
U.S. Agency Securities	—	1,330	—	1,330
U.S. Treasury Securities	—	7,366	—	7,366
Total Fixed Income Securities	—	62,212	—	62,212

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$3,080	$—	$—	$3,080
Repurchase Agreements	—	38	—	38
U.S. Treasury Security	—	673	—	673
Total Short-Term Investments	3,080	711	—	3,791
Zero Coupon Swap Agreements	—	233	—	233
Total Assets	3,080	63,156	—	66,236
Liabilities:
Futures Contracts	(71)	—	—	(71)
Zero Coupon Swap Agreements	—	(439)	—	(439)
Total Liabilities	(71)	(439)	—	(510)
Total	$3,009	$62,717	$—	$65,726

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Fixed Income Securities (000)
Beginning Balance	$—	@
Net purchases (sales)	(—	@)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—	@
Realized gains (losses)	—	@
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 3.74%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed security (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  Positions in high yield securities, as well as an allocation to non-agency mortgage securities, also detracted slightly from performance. These sectors are not represented in the Index.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

•  The Portfolio also has allocations to riskier segments of the market such as high-yield corporates, non-agency mortgages and convertible bonds.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	3.74%	2.26%	3.75%	7.62%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	8.08
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	N/A
Portfolio — Class P Shares w/o sales charges(5)	3.57	2.01	3.49	4.64
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	6.31
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	5.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced operations on November 7, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	26.0%
Other**	24.9
Industrials	17.3
Finance	15.4
Mortgages — Other	8.5
Collateralized Mortgage Obligations — Agency Collateral Series	7.9
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $120,557,000 and net unrealized depreciation of approximately $66,000. Also, does not include open forward foreign currency exchange contracts with net unrealized appreciation of approximately $12,000 and open swap agreements with net unrealized depreciation of approximately $469,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (94.1%)
Agency Adjustable Rate Mortgages (0.7%)
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	$2,024	$2,132
Agency Fixed Rate Mortgages (25.7%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
12.00%, 2/1/15	1	1
13.00%, 6/1/19	1	1
Gold Pools:
4.50%, 3/1/41	7,533	7,978
5.00%, 10/1/35	420	453
5.50%, 5/1/37	188	204
6.00%, 2/1/32 - 10/1/38	3,116	3,430
6.50%, 3/1/16 - 8/1/33	514	580
7.00%, 6/1/28 - 11/1/31	156	179
7.50%, 5/1/16 - 5/1/35	504	585
8.00%, 8/1/32	240	286
8.50%, 8/1/31	307	371
October TBA:
4.00%, 10/25/41 (a)	1,000	1,047
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	15,779	16,769
5.00%, 1/1/37 - 3/1/41	3,742	4,044
5.50%, 6/1/35 - 5/1/41	13,777	15,085
6.00%, 10/1/31 - 10/1/38	3,444	3,789
6.50%, 11/1/23 - 12/1/36	6,349	7,165
7.00%, 11/1/13 - 1/1/34	904	1,036
7.50%, 8/1/37	722	844
8.00%, 2/1/12 - 4/1/33	567	663
8.50%, 1/1/15 - 10/1/32	531	625
9.50%, 4/1/30	819	983
11.25%, 8/1/13	1	1
12.00%, 11/1/15	29	33
12.50%, 9/1/15	6	7
October TBA:
4.00%, 10/25/41 (a)	3,700	3,879
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	3,125	3,266
Various Pools:
4.50%, 8/15/39 - 5/15/40	3,391	3,693
		76,997
Asset-Backed Securities (3.7%)
Ally Master Owner Trust
3.47%, 4/15/15 (b)	578	589
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	357	359
CLI Funding LLC
4.50%, 3/18/26 (b)	1,290	1,306

	Face Amount (000)	Value (000)
Contimortgage Home Equity Trust
8.10%, 8/15/25	$44	$44
CVS Pass-Through Trust
6.04%, 12/10/28	1,483	1,565
FUEL Trust
4.21%, 4/15/16 (b)	860	858
Mid-State Trust
8.33%, 4/1/30	37	37
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	1,075	1,077
SLM Student Loan Trust
4.37%, 4/17/28 (b)	825	875
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	731	737
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	1,667	1,720
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (b)	1,950	1,956
		11,123
Collateralized Mortgage Obligations — Agency Collateral Series (7.8%)
Federal Home Loan Mortgage Corporation,
IO
0.84%, 1/25/21 (c)	10,172	442
IO REMIC
5.00%, 12/15/20 - 12/15/37	6,119	852
5.72%, 6/15/41 (c)	29,143	3,466
5.74%, 6/15/40 (c)	4,409	690
5.91%, 7/15/37 (c)	3,610	516
6.24%, 6/15/40 (c)	14,935	2,857
IO STRIPS
7.50%, 12/1/29	100	23
8.00%, 1/1/28 - 6/15/31	812	172
PAC REMIC
9.50%, 4/15/20	2	2
10.00%, 6/15/20	1	2
REMIC
22.09%, 5/15/41 (c)(d)	1,533	1,693
Federal National Mortgage Association,
IO
6.16%, 9/25/20 (c)	10,201	2,659
IO PAC REMIC
8.00%, 9/18/27	445	97
IO REMIC
5.00%, 8/25/37	3,279	241
6.00%, 7/25/33	829	120
6.47%, 2/25/24 (c)	3,741	412
IO STRIPS
6.50%, 9/1/29 - 12/1/29	1,961	388
8.00%, 4/1/24 - 6/1/30	1,437	304
8.50%, 10/1/25	142	31
9.00%, 11/1/26	133	28
REMIC
7.00%, 9/25/32	958	1,128

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
9.16%, 10/25/41	$1,017	$1,002
63.02%, 9/25/20 (c)(d)	12	26
Government National Mortgage Association,
IO REMIC
0.85%, 8/20/58 (c)	17,349	564
4.50%, 6/20/39	2,855	465
5.00%, 2/16/41	1,007	212
5.22%, 6/20/41 (c)	4,460	632
5.82%, 11/16/40 (c)	5,450	1,101
6.02%, 10/20/37 (c)	4,159	352
6.35%, 6/20/40 (c)	4,038	716
6.37%, 4/16/41 (c)	7,419	1,487
6.44%, 4/16/41 (c)	4,111	738
		23,418
Commercial Mortgage Backed Securities (3.8%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.83%, 4/10/49 (c)	795	677
Bear Stearns Commercial Mortgage Securities,
5.36%, 2/11/44	700	596
5.47%, 1/12/45 (c)	1,526	1,682
Citigroup Commercial Mortgage Trust (See Note G-2),
5.89%, 12/10/49 (c)	1,285	1,190
5.92%, 3/15/49 (c)	435	432
DBUBS Mortgage Trust
5.63%, 7/10/44 (b)(c)	325	275
FREMF Mortgage Trust
5.33%, 2/25/47 (b)(c)	525	505
Greenwich Capital Commercial Funding Corp.,
5.48%, 3/10/39	675	571
5.87%, 12/10/49 (c)	2,185	1,769
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.80%, 7/15/46 (b)	775	716
6.10%, 2/12/51 (c)	540	486
6.26%, 2/15/51 (c)	730	624
LB-UBS Commercial Mortgage Trust,
5.28%, 2/15/41 (c)	1,600	1,314
6.37%, 9/15/45 (c)	835	691
		11,528
Corporate Bonds (34.9%)
Finance (15.2%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	800	818
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	439	422
Aegon N.V.
4.63%, 12/1/15	830	849
Affiliated Managers Group, Inc.
3.95%, 8/15/38	496	523
American International Group, Inc.
6.40%, 12/15/20	850	867

	Face Amount (000)	Value (000)
Banco Votorantim SA
5.25%, 2/11/16 (b)	$700	$698
Bank of America Corp.
5.63%, 7/1/20	360	332
Barclays Bank PLC
6.05%, 12/4/17 (b)	600	551
BBVA Bancomer SA
4.50%, 3/10/16 (b)	1,000	940
BBVA US Senior SAU
3.25%, 5/16/14	400	375
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	1,090	1,287
BNP Paribas SA
5.00%, 1/15/21	615	603
Brandywine Operating Partnership LP
4.95%, 4/15/18	750	726
Brookfield Asset Management, Inc.
5.80%, 4/25/17	300	317
Capital One Bank, USA NA
8.80%, 7/15/19	555	655
Citigroup, Inc. (See Note G-2),
5.88%, 5/29/37	1,089	1,044
8.50%, 5/22/19	704	852
CNA Financial Corp.
5.75%, 8/15/21	315	318
Coventry Health Care, Inc.
5.45%, 6/15/21	540	584
Credit Suisse
6.00%, 2/15/18	369	375
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	600	627
Digital Realty Trust LP
4.50%, 7/15/15	400	409
Discover Bank
7.00%, 4/15/20	575	610
Farmers Insurance Exchange
8.63%, 5/1/24 (b)	845	1,039
Fifth Third Bancorp
3.63%, 1/25/16	425	432
General Electric Capital Corp.,
5.30%, 2/11/21	630	655
6.00%, 8/7/19	1,694	1,910
Genworth Financial, Inc.
7.20%, 2/15/21	625	532
Goldman Sachs Group, Inc. (The)
6.15%, 4/1/18	1,910	1,982
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (b)	850	876
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	645	630
HBOS PLC
6.75%, 5/21/18 (b)	1,388	1,185

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
HCP, Inc.,
5.38%, 2/1/21	$300	$302
5.63%, 5/1/17	425	441
Health Care REIT, Inc.,
4.75%, 7/15/27	520	556
6.13%, 4/15/20	415	433
HSBC Holdings PLC
5.10%, 4/5/21	1,625	1,676
ING Bank N.V.
4.00%, 3/15/16 (b)	595	599
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	440	392
JPMorgan Chase Bank NA
6.00%, 10/1/17	715	753
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	575	548
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	490	461
Macquarie Group Ltd.
6.00%, 1/14/20 (b)	588	558
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	908	909
MetLife, Inc.
7.72%, 2/15/19	285	350
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	225	226
Nationwide Building Society
6.25%, 2/25/20 (b)	1,195	1,206
Nationwide Financial Services
5.38%, 3/25/21 (b)	450	441
Nordea Bank AB
4.88%, 5/13/21 (b)	765	655
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	791	861
Principal Financial Group, Inc.
8.88%, 5/15/19	658	839
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)	550	498
Regions Financial Corp.
5.75%, 6/15/15	545	529
Reinsurance Group of America, Inc.
6.45%, 11/15/19	824	937
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	455	446
Santander Holdings USA, Inc.
4.63%, 4/19/16	250	241
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	1,200	1,114
SLM Corp.,
MTN
6.25%, 1/25/16	580	570

	Face Amount (000)	Value (000)
Societe Generale SA
5.20%, 4/15/21 (b)	$455	$396
Standard Chartered Bank
6.40%, 9/26/17 (b)	790	834
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	925	890
Vornado Realty LP
3.88%, 4/15/25	507	525
Wachovia Bank NA
6.00%, 11/15/17	415	460
Wachovia Corp.
5.63%, 10/15/16	400	433
WEA Finance LLC
4.63%, 5/10/21 (b)	650	622
Wells Operating Partnership II LP
5.88%, 4/1/18	800	818
		45,542
Industrials (17.1%)
Alpha Natural Resources, Inc.,
6.00%, 6/1/19	100	94
6.25%, 6/1/21	280	263
Altria Group, Inc.,
4.13%, 9/11/15	45	48
9.25%, 8/6/19	687	902
Amgen, Inc.,
Series B
0.38%, 2/1/13	571	564
ArcelorMittal
9.85%, 6/1/19	666	756
Archer-Daniels-Midland Co.
0.88%, 2/15/14	535	535
AT&T, Inc.
6.30%, 1/15/38	500	575
BAA Funding Ltd.
4.88%, 7/15/21 (b)	750	765
Barrick North America Finance LLC
4.40%, 5/30/21	430	442
BAT International Finance PLC
9.50%, 11/15/18 (b)	930	1,264
Bemis Co., Inc.
4.50%, 10/15/21 (e)	525	532
Best Buy Co., Inc.
3.75%, 3/15/16	920	893
Bombardier, Inc.
7.75%, 3/15/20 (b)	575	615
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	566	706
CBS Corp.
8.88%, 5/15/19	500	639
CenturyLink, Inc.
6.45%, 6/15/21	440	408
CF Industries, Inc.
6.88%, 5/1/18	1,075	1,203

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19 (b)	$760	$597
Comcast Corp.,
5.15%, 3/1/20 (f)	555	627
5.70%, 5/15/18	98	113
ConAgra Foods, Inc.,
7.00%, 10/1/28	150	175
8.25%, 9/15/30	540	696
Concho Resources, Inc.
7.00%, 1/15/21	115	115
Constellation Brands, Inc.
7.25%, 9/1/16	370	390
Continental Resources, Inc.
7.13%, 4/1/21	575	584
Cooper US, Inc.
5.25%, 11/15/12	846	886
Corning, Inc.
7.25%, 8/15/36	270	334
COX Communications, Inc.
8.38%, 3/1/39 (b)	164	227
CRH America, Inc.
6.00%, 9/30/16	580	622
Daimler Finance North America LLC,
7.30%, 1/15/12	622	633
8.50%, 1/18/31	224	318
Darden Restaurants, Inc.
6.20%, 10/15/17 (f)	520	606
Delhaize Group SA
5.70%, 10/1/40	758	788
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	483	544
7.63%, 5/15/16	332	357
DISH DBS Corp.
7.13%, 2/1/16	580	590
Expedia, Inc.
5.95%, 8/15/20	235	237
Fiserv, Inc.
3.13%, 6/15/16	535	542
FMG Resources August 2006 Pty Ltd.,
6.38%, 2/1/16 (b)	380	344
6.88%, 2/1/18 (b)	140	124
Frontier Communications Corp.
8.50%, 4/15/20	750	731
Gap, Inc. (The)
5.95%, 4/12/21	645	608
Gazprom OAO Via Gaz Capital SA
6.51%, 3/7/22 (b)	340	334
Georgia-Pacific LLC,
7.75%, 11/15/29	385	446
8.88%, 5/15/31	480	601
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	735	746

	Face Amount (000)	Value (000)
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	$630	$735
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	483	513
Home Depot, Inc.
5.88%, 12/16/36	793	926
Hyatt Hotels Corp.
6.88%, 8/15/19 (b)	545	614
Ingram Micro, Inc.
5.25%, 9/1/17	295	314
Intel Corp.
2.95%, 12/15/35	588	599
International Game Technology
3.25%, 5/1/14 (f)	492	568
International Paper Co.
7.50%, 8/15/21	465	539
JC Penney Co., Inc.
5.65%, 6/1/20 (f)	310	292
JC Penney Corp., Inc.
6.38%, 10/15/36	647	547
Kinross Gold Corp.
5.13%, 9/1/21 (b)	520	517
KLA-Tencor Corp.
6.90%, 5/1/18	659	754
Kraft Foods, Inc.
7.00%, 8/11/37	170	220
Lafarge SA
6.20%, 7/9/15 (b)	765	762
Lam Research Corp.
1.25%, 5/15/18 (b)	651	606
Life Technologies Corp.
6.00%, 3/1/20	605	671
Medtronic, Inc.,
Series B
1.63%, 4/15/13	563	566
Microsoft Corp.
Zero Coupon, 6/15/13 (b)(f)	534	543
Molson Coors Brewing Co.
2.50%, 7/30/13 (f)	497	525
Mosaic Co. (The)
7.63%, 12/1/16 (b)	335	351
NBC Universal Media LLC
5.15%, 4/30/20	915	1,005
News America, Inc.
4.50%, 2/15/21	340	342
Omnicom Group, Inc.
4.45%, 8/15/20	470	475
Petrobras International Finance Co.
5.75%, 1/20/20	625	655
QEP Resources, Inc.
6.88%, 3/1/21	385	404
Quest Diagnostics, Inc.
6.95%, 7/1/37	400	504

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
RadioShack Corp.
2.50%, 8/1/13 (b)	$563	$545
Sable International Finance Ltd.
7.75%, 2/15/17 (b)	1,255	1,224
SBA Telecommunications, Inc.
8.25%, 8/15/19	685	723
Symantec Corp.,
Series B
1.00%, 6/15/13 (f)	488	558
Tech Data Corp.
2.75%, 12/15/26	529	532
Teck Resources Ltd.,
4.75%, 1/15/22 (f)	380	388
6.25%, 7/15/41	435	458
Telecom Italia Capital SA,
7.00%, 6/4/18	310	311
7.18%, 6/18/19	230	231
Telefonica Europe BV
8.25%, 9/15/30	811	910
Time Warner, Inc.,
4.70%, 1/15/21	200	209
4.75%, 3/29/21	405	426
5.88%, 11/15/16	170	192
7.70%, 5/1/32	66	84
Vale Overseas Ltd.,
5.63%, 9/15/19	694	734
6.88%, 11/10/39	104	113
Verisk Analytics, Inc.
5.80%, 5/1/21	550	619
Vivendi SA
6.63%, 4/4/18 (b)	758	861
Warner Chilcott Co. LLC
7.75%, 9/15/18	800	768
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	390	395
WPP Finance UK
8.00%, 9/15/14	864	978
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%, 8/15/20	350	369
		51,294
Utilities (2.6%)
Enel Finance International N.V.
5.13%, 10/7/19 (b)	655	615
Energy Transfer Partners LP
9.00%, 4/15/19	875	1,056
Enterprise Products Operating LLC
5.20%, 9/1/20	635	699
EQT Corp.
8.13%, 6/1/19	400	486
Exelon Generation Co. LLC
6.25%, 10/1/39	795	927

	Face Amount (000)	Value (000)
FirstEnergy Solutions Corp.
6.05%, 8/15/21	$869	$964
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	1,125	1,089
NRG Energy, Inc.
8.50%, 6/15/19	665	645
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	614	701
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	625	656
		7,838
		104,674
Mortgages — Other (8.4%)
American Home Mortgage Investment Trust
0.41%, 12/25/46 (c)	1,669	962
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (c)	1,247	812
5.91%, 10/25/36 (c)	2,050	1,292
6.00%, 4/25/36	908	852
Banc of America Funding Corp.
0.60%, 8/25/36 (c)	841	723
Chase Mortgage Finance Corp.,
5.50%, 11/25/35	1,071	1,014
6.00%, 11/25/36	1,268	1,067
Chaseflex Trust
6.00%, 2/25/37	2,058	1,424
Countrywide Alternative Loan Trust
0.58%, 9/25/35 (c)	1,966	1,180
Countrywide Home Loan Mortgage Pass-Through Trust
0.53%, 4/25/46 (c)	2,617	810
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	1,335	941
FREMF Mortgage Trust
4.89%, 7/25/44 (b)(c)	1,115	1,018
GMAC Mortgage Corp. Loan Trust
4.25%, 7/25/40 (b)	179	179
GS Mortgage Securities Corp.
7.50%, 9/25/36 (b)(c)	1,546	1,221
JP Morgan Chase Commercial Mortgage Securities Corp.
4.17%, 8/15/46	1,100	1,123
JP Morgan Mortgage Trust,
6.00%, 6/25/37	1,033	935
6.25%, 7/25/36	1,679	1,616
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	2,943	2,676
6.50%, 9/25/37	2,249	1,778
Luminent Mortgage Trust
0.37%, 1/25/37 (c)	815	482
Structured Asset Mortgage Investments, Inc.
0.46%, 8/25/36 (c)	2,691	658

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
WaMu Mortgage Pass-Through Certificates,
1.01%, 5/25/47 (c)	$1,690	$1,022
1.22%, 7/25/46 (c)	2,164	1,308
		25,093
Municipal Bonds (2.0%)
Chicago Transit Authority
6.20%, 12/1/40	665	772
City of Chicago, IL, O'Hare International Airport Revenue
6.40%, 1/1/40	255	309
City of New York, NY, Series G-1
5.97%, 3/1/36	545	665
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	877	1,031
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	563	614
6.66%, 4/1/57	1,076	1,148
New York City Transitional Finance Authority
5.27%, 5/1/27	540	609
State of California, General Obligation Bonds
5.95%, 4/1/16	830	946
		6,094
Sovereign (1.4%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)	775	838
Brazilian Government International Bond
6.00%, 1/17/17	1,096	1,254
Export - Import Bank of Korea
4.13%, 9/9/15	600	608
Korea Development Bank
4.38%, 8/10/15	875	895
Qatar Government International Bond
4.00%, 1/20/15 (b)	645	681
		4,276
U.S. Agency Securities (1.6%)
Federal Home Loan Mortgage Corporation
3.75%, 3/27/19 (f)	3,500	3,960
6.75%, 3/15/31	470	714
		4,674
U.S. Treasury Security (4.1%)
U.S. Treasury Bond
4.75%, 2/15/41	9,115	12,456
Total Fixed Income Securities (Cost $285,047)		282,465

	Shares	Value (000)
Short-Term Investments (6.0%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	3,513,831	$3,514
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $91; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $93)	$91	91
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $188; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $191)	188	188
		279
Total Securities held as Collateral on Loaned Securities (Cost $3,793)		3,793
	Shares
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	13,731,710	13,732
	Face Amount (000)
U.S. Treasury Security (0.1%)
U.S. Treasury Bill
0.02%, 3/22/12 (g)(h)	$290	290
Total Short-Term Investments (Cost $17,815)		17,815
Total Investments (100.1%) (Cost $302,862) Including $3,721 of Securities Loaned (i)		300,280
Liabilities in Excess of Other Assets (-0.1%)		(400)
Net Assets (100.0%)		$299,880

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  When-issued security.

(f)  All or a portion of this security was on loan at September 30, 2011.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged as collateral for swap agreements.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase	CLP	571,000	$1,097	10/14/11	USD	1,186	$1,186	$89
JPMorgan Chase	JPY	80,000	1,037	10/14/11	USD	1,047	1,047	10
JPMorgan Chase	USD	772	772	10/14/11	JPY	59,500	771	(1)
UBS AG	CHF	1,870	2,063	10/14/11	USD	2,378	2,378	315
UBS AG	EUR	1,286	1,722	10/14/11	USD	1,848	1,848	126
UBS AG	JPY	82,764	1,073	10/14/11	USD	1,083	1,083	10
UBS AG	SEK	4,843	705	10/14/11	USD	753	753	48
UBS AG	SEK	7,957	1,159	10/14/11	USD	1,169	1,169	10
UBS AG	SEK	3,010	439	10/14/11	USD	439	439	— @
UBS AG	SGD	1,500	1,147	10/14/11	USD	1,207	1,207	60
UBS AG	USD	1,499	1,499	10/14/11	CHF	1,278	1,410	(89)
UBS AG	USD	1,209	1,209	10/14/11	CLP	571,000	1,097	(112)
UBS AG	USD	1,174	1,174	10/14/11	EUR	840	1,125	(49)
UBS AG	USD	618	618	10/14/11	EUR	446	597	(21)
UBS AG	USD	903	903	10/14/11	JPY	68,974	895	(8)
UBS AG	USD	1,968	1,968	10/14/11	NOK	10,750	1,830	(138)
UBS AG	USD	2,008	2,008	10/14/11	SEK	12,800	1,864	(144)
UBS AG	USD	1,241	1,241	10/14/11	SGD	1,500	1,147	(94)
			$21,834				$21,846	$12

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	258	$56,813	Dec-11	$(85)
U.S. Treasury 5 yr. Note	172	21,067	Dec-11	(32)
U.S. Treasury Ultra Long Bond	16	2,538	Dec-11	236
Short:
U.S. Treasury 10 yr. Note	291	(37,857)	Dec-11	(156)
U.S. Treasury 30 yr. Bond	16	(2,282)	Dec-11	(29)
				$(66)

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	14,435	$529
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$19,325	(692)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	18,225	(457)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$23,970	745
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	430,907	325
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		202,810	25
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		504,834	(720)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	18,197	689
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		44,000	(913)
							$(469)

@    Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

EUR  —  Euro

JPY  —  Japanese Yen

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$2,132	$—	$2,132
Agency Fixed Rate Mortgages	—	76,997	—	76,997
Asset-Backed Securities	—	11,123	—	11,123
Collateralized Mortgage Obligations — Agency Collateral Series	—	23,418	—	23,418
Commercial Mortgage Backed Securities	—	11,528	—	11,528
Corporate Bonds	—	104,674	—	104,674
Mortgages — Other	—	25,093	—	25,093
Municipal Bonds	—	6,094	—	6,094
Sovereign	—	4,276	—	4,276

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
U.S. Agency Securities	$—	$4,674	$—	$4,674
U.S. Treasury Security	—	12,456	—	12,456
Total Fixed Income Securities	—	282,465	—	282,465
Short-Term Investments
Investment Company	17,246	—	—	17,246
Repurchase Agreements	—	279	—	279
U.S. Treasury Security	—	290	—	290
Total Short-Term Investments	17,246	569	—	17,815
Foreign Currency Exchange Contracts	—	668	—	668
Futures Contracts	236	—	—	236
Interest Rate Swap Agreements	—	2,313	—	2,313
Total Assets	17,482	286,015	—	303,497

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$(656)	$—	$(656)
Futures Contracts	(302)	—	—	(302)
Interest Rate Swap Agreements	—	(2,782)	—	(2,782)
Total Liabilities	(302)	(3,438)	—	(3,740)
Total	$17,180	$282,577	$—	$299,757

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Fixed Income Securities (000)
Beginning Balance	$—	@
Purchases	—
Sales	(4)
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation/depreciation	—	@
Realized gains (losses)	4
Ending Balance	$—
Net change in unrealized appreciation/depreciation from investments still held as of September 30, 2011	$—

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 4.05%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Aggregate Index (the "Index"), which returned 5.26%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer, investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall investment-grade corporate spreads ended the period almost 60 basis points wider after tightening about 40 basis points in first few months of the year.

•  The agency mortgage sector generated positive returns versus duration neutral Treasuries. The Treasury's announcement in the first quarter that it would reduce its mortgage-backed securities portfolio initially prompted a negative reaction in the market. However, the market recovered, as the Treasury planned to sell its portfolio over a 12-month period, promising not to disrupt the market. During the second quarter, the Treasury started selling leveraged agency mortgage bonds. This supply was absorbed by the market without much impact on spreads. Toward the end of the period, the sector, especially higher coupon mortgages, came under some pressure due to concerns about a government-sponsored universal refinancing program. However, we believe the sector should remain well supported given the relatively attractive yield and the Fed's plan to re-invest principal payments from their mortgage and agency holdings into mortgages.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's positioning in the commercial mortgage backed securities (CMBS) sector hurt performance as the sector experienced substantial spread widening in the third quarter of 2011.

•  The Portfolio's mortgage strategy helped performance. This was primarily due to an allocation to agency mortgage derivatives through interest only (IO) and inverse interest only (IIO) securities.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably toward the end of the reporting period.

•  In terms of mortgage strategy, the Portfolio has had a position in IO and IIO securities. Prepayment speeds have been slow, which has been beneficial for this position. A number of factors, such as increased credit requirements and fees, have mitigated prepayments and presented hurdles for borrowers looking to refinance.

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Barclays Capital U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	4.05%	2.91%	3.98%	6.57%
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	7.14
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	5.22	6.59
Portfolio — Class P Shares w/o sales charges(5)	3.99	2.76	—	3.74
Barclays Capital U.S. Aggregate Index	5.26	6.53	5.66	5.83
Lipper Intermediate Investment Grade Debt Funds Index	3.66	5.78	—	5.40
Portfolio — Class H Shares w/o sales charges(6)	3.89	—	—	1.26
Portfolio — Class H Shares with maximum 3.50% sales charges(6)	0.24	—	—	0.31
Barclays Capital U.S. Aggregate Index	5.26	—	—	6.34
Lipper Intermediate Investment Grade Debt Funds Index	3.66	—	—	5.72
Portfolio — Class L Shares w/o sales charges(7)	3.51	—	—	4.12
Barclays Capital U.S. Aggregate Index	5.26	—	—	7.48
Lipper Intermediate Investment Grade Debt Funds Index	3.66	—	—	7.32

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Barclays Capital U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Investment Grade Fixed Income Portfolio

(2)  The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced operations on May 20, 2002.

(6)  Commenced operations on January 2, 2008.

(7)  Commenced operations on June 16, 2008.

(8)  For comparative purposes, average annual listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	28.7%
Other**	20.0
Finance	16.0
Industrials	13.4
Collateralized Mortgage Obligations — Agency Collateral Series	9.9
Asset-Backed Securities	7.0
Commercial Mortgage Backed Securities	5.0
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2011.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $27,339,000 and net unrealized depreciation of approximately $79,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.8%)
Agency Fixed Rate Mortgages (28.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
5.00%, 10/1/35	$604	$651
6.00%, 2/1/32 - 10/1/38	708	780
6.50%, 7/1/25 - 3/1/32	105	119
7.50%, 5/1/16 - 5/1/35	148	166
8.00%, 8/1/32	47	56
8.50%, 8/1/31	50	60
October TBA:
4.00%, 10/25/41 (a)	500	523
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/40 - 8/1/41	3,869	4,112
5.00%, 3/1/39 - 3/1/41	2,121	2,306
5.50%, 8/1/35 - 2/1/38	3,823	4,177
6.00%, 10/1/31 - 7/1/37	595	654
6.50%, 6/1/26 - 2/1/39	560	628
7.00%, 10/1/28 - 6/1/32	86	99
7.50%, 8/1/37	124	145
8.00%, 2/1/12 - 4/1/33	92	108
8.50%, 10/1/32	92	108
11.25%, 8/1/13	3	3
October TBA:
4.50%, 10/25/41 (a)	440	467
Government National Mortgage Association,
October TBA:
3.50%, 10/25/41 (a)	790	826
4.00%, 10/25/41 (a)	975	1,043
Various Pools:
4.50%, 4/15/39 - 5/15/40	2,261	2,464
		19,495
Asset-Backed Securities (7.1%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	250	256
ARI Fleet Lease Trust
1.68%, 8/15/18 (b)(c)	63	63
Brazos Higher Education Authority
1.10%, 7/25/29 (c)	375	371
CarMax Auto Owner Trust
1.29%, 9/15/15	250	252
CLI Funding LLC
4.50%, 3/18/26 (b)	239	242
CVS Pass-Through Trust,
6.04%, 12/10/28	197	208
8.35%, 7/10/31 (b)	144	180
Discover Card Master Trust
0.58%, 8/15/16 (c)	325	326
Enterprise Fleet Financing LLC
1.43%, 10/20/16 (b)	213	213
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	200	204

	Face Amount (000)	Value (000)
FUEL Trust
4.21%, 4/15/16 (b)	$200	$199
Great America Leasing Receivables
1.69%, 2/15/14 (b)	325	327
Louisiana Public Facilities Authority
1.15%, 1/25/20 (c)	350	344
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	300	300
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	400	402
MMCA Automobile Trust
1.22%, 1/15/15 (b)	250	251
North Carolina State Education Assistance Authority
1.15%, 1/26/26 (c)	250	246
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (c)	125	124
Residential Asset Securities Corp.
0.34%, 4/25/37 (c)	14	14
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	244	246
		4,768
Collateralized Mortgage Obligations — Agency Collateral Series (9.9%)
Federal Home Loan Mortgage Corporation,
2.70%, 5/25/18	375	377
3.15%, 2/25/18	250	262
3.87%, 4/25/21	350	379
IO
0.84%, 1/25/21 (c)	2,593	113
IO REMIC
5.00%, 12/15/20 - 12/15/37	1,532	212
5.72%, 6/15/41 (c)	7,239	861
5.74%, 6/15/40 (c)	882	138
5.91%, 7/15/37 (c)	732	105
6.24%, 6/15/40 (c)	2,716	520
IO STRIPS
8.00%, 1/1/28	32	7
PAC REMIC
10.00%, 6/15/20	3	3
REMIC
22.09%, 5/15/41 (c)(d)	394	435
Federal National Mortgage Association,
3.76%, 6/25/21	120	130
IO
6.16%, 9/25/20 (c)	1,981	516
IO REMIC
6.47%, 2/25/24 (c)	616	68
REMIC
6.04%, 10/25/40 (c)	166	188
7.00%, 9/25/32	190	224
9.16%, 10/25/41	254	250
Government National Mortgage Association,
IO
6.32%, 12/20/40 (c)	2,781	463

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Collateralized Mortgage Obligations — Agency Collateral Series (cont'd)
IO REMIC
0.85%, 8/20/58 (c)	$3,314	$108
4.50%, 6/20/39	788	128
5.00%, 2/16/41	192	40
5.22%, 6/20/41 (c)	1,183	168
5.82%, 11/16/40 (c)	1,339	270
6.02%, 10/20/37 (c)	1,044	88
6.35%, 6/20/40 (c)	918	163
6.37%, 4/16/41 (c)	1,445	290
6.44%, 4/16/41 (c)	1,028	184
		6,690
Commercial Mortgage Backed Securities (5.0%)
Citigroup Commercial Mortgage Trust (See Note G-2)
5.92%, 3/15/49 (c)	493	538
DBUBS Mortgage Trust,
4.54%, 7/10/44 (b)	425	435
5.00%, 11/10/46 (b)	300	323
5.47%, 11/10/46 (b)(c)	210	197
GS Mortgage Securities Corp. II,
5.36%, 3/10/44 (b)(c)	200	186
5.55%, 4/10/38 (c)	230	245
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	260	265
4.39%, 7/15/46 (b)	400	400
4.72%, 2/16/46 (b)	380	392
WF-RBS Commercial Mortgage Trust
4.87%, 2/15/44 (b)(c)	370	391
		3,372
Corporate Bonds (33.4%)
Finance (16.1%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	195	199
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	146	140
Aegon N.V.
4.63%, 12/1/15	200	205
American International Group, Inc.
6.40%, 12/15/20	225	230
Bank of America Corp.,
5.63%, 7/1/20	45	41
5.75%, 12/1/17	465	437
Barclays Bank PLC,
6.05%, 12/4/17 (b)	115	106
6.75%, 5/22/19 (e)	106	115
BBVA US Senior SAU
3.25%, 5/16/14	200	188
Bear Stearns Cos. LLC (The)
6.40%, 10/2/17	285	324
Berkshire Hathaway, Inc.
3.75%, 8/15/21	265	269
BNP Paribas SA
5.00%, 1/15/21	150	147

	Face Amount (000)	Value (000)
Boston Properties LP
5.88%, 10/15/19	$30	$33
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	70	74
7.13%, 6/15/12	230	238
Capital One Bank, USA NA
8.80%, 7/15/19	285	336
Citigroup, Inc. (See Note G-2),
6.13%, 11/21/17	390	417
8.50%, 5/22/19	76	92
Coventry Health Care, Inc.
5.45%, 6/15/21	130	141
Credit Suisse,
5.40%, 1/14/20	175	168
6.00%, 2/15/18	61	62
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)(e)	125	131
Digital Realty Trust LP
5.25%, 3/15/21	200	198
Farmers Exchange Capital
7.05%, 7/15/28 (b)	425	457
Fifth Third Bancorp
3.63%, 1/25/16	80	81
General Electric Capital Corp.,
5.30%, 2/11/21	120	125
5.63%, 5/1/18	410	449
MTN
6.00%, 8/7/19	231	260
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	550	571
7.50%, 2/15/19	120	134
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	125	122
HBOS PLC
6.75%, 5/21/18 (b)	357	305
HCP, Inc.,
5.38%, 2/1/21	50	50
5.63%, 5/1/17	125	130
HSBC Holdings PLC
5.10%, 4/5/21	155	160
ING Bank N.V.
4.00%, 3/15/16 (b)	200	201
Intesa Sanpaolo SpA
6.50%, 2/24/21 (b)	110	98
JPMorgan Chase & Co.
4.95%, 3/25/20	70	74
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	67	67
MetLife, Inc.
7.72%, 2/15/19	70	86
NASDAQ OMX Group, Inc. (The)
5.55%, 1/15/20	70	70

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Nationwide Building Society
6.25%, 2/25/20 (b)	$385	$389
Nationwide Financial Services
5.38%, 3/25/21 (b)	100	98
Nordea Bank AB
4.88%, 5/13/21 (b)	200	171
Pacific LifeCorp
6.00%, 2/10/20 (b)	150	161
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	134	146
PNC Funding Corp.
5.13%, 2/8/20	110	122
Principal Financial Group, Inc.
8.88%, 5/15/19	167	213
Prudential Financial, Inc.
7.38%, 6/15/19	100	117
Reinsurance Group of America, Inc.
6.45%, 11/15/19	136	155
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15	125	122
Santander Holdings USA, Inc.
4.63%, 4/19/16	55	53
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (b)	200	186
Societe Generale SA
5.20%, 4/15/21 (b)	200	174
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	105
Sumitomo Mitsui Banking Corp.
2.90%, 7/22/16 (b)	200	202
UnitedHealth Group, Inc.
6.63%, 11/15/37	225	286
Ventas Realty LP/Ventas Capital Corp.
4.75%, 6/1/21	150	144
Wachovia Corp.
5.63%, 10/15/16	100	108
WEA Finance LLC
4.63%, 5/10/21 (b)	175	167
		10,850
Industrials (13.5%)
Agilent Technologies, Inc.
5.50%, 9/14/15	126	138
Air Products & Chemicals, Inc.
2.00%, 8/2/16	180	183
Albemarle Corp.
4.50%, 12/15/20	125	135
Altria Group, Inc.,
4.13%, 9/11/15	115	123
9.25%, 8/6/19	88	115
Anglo American Capital PLC
9.38%, 4/8/19 (b)	100	133

	Face Amount (000)	Value (000)
ArcelorMittal
9.85%, 6/1/19	$109	$124
AT&T, Inc.,
3.88%, 8/15/21	70	72
6.30%, 1/15/38	80	92
6.55%, 2/15/39	100	119
BAA Funding Ltd.
4.88%, 7/15/21 (b)	190	194
Barrick North America Finance LLC
4.40%, 5/30/21	110	113
BAT International Finance PLC
9.50%, 11/15/18 (b)	190	258
Bemis Co., Inc.
4.50%, 10/15/21 (f)	120	122
Best Buy Co., Inc.
3.75%, 3/15/16	180	175
Boeing Capital Corp.
2.13%, 8/15/16	175	177
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	99	124
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	130	150
Comcast Corp.,
5.15%, 3/1/20	110	124
5.70%, 5/15/18	32	37
Cooper US, Inc.
5.25%, 11/15/12	139	146
COX Communications, Inc.
8.38%, 3/1/39 (b)	36	50
CRH America, Inc.
6.00%, 9/30/16	150	161
Daimler Finance North America LLC,
7.30%, 1/15/12	163	166
8.50%, 1/18/31	71	101
Darden Restaurants, Inc.
6.20%, 10/15/17	235	274
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
5.88%, 10/1/19	122	137
7.63%, 5/15/16	18	19
Fiserv, Inc.
3.13%, 6/15/16	130	132
Georgia-Pacific LLC
5.40%, 11/1/20 (b)	95	97
Gilead Sciences, Inc.
4.50%, 4/1/21	155	167
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	125	127
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	115	134
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	82	87
Home Depot, Inc.
5.88%, 12/16/36	197	230
International Paper Co.
7.50%, 8/15/21	115	133

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Kinross Gold Corp.
5.13%, 9/1/21 (b)	$130	$129
KLA-Tencor Corp.
6.90%, 5/1/18	116	133
Kraft Foods, Inc.
5.38%, 2/10/20	220	249
L-3 Communications Corp.
4.75%, 7/15/20	145	150
Marathon Petroleum Corp.
5.13%, 3/1/21 (b)	75	78
Mosaic Co. (The)
7.63%, 12/1/16 (b)	65	68
NBC Universal Media LLC
5.15%, 4/30/20	150	165
News America, Inc.
4.50%, 2/15/21	85	86
Omnicom Group, Inc.
4.45%, 8/15/20	75	76
Petrobras International Finance Co.
5.75%, 1/20/20	180	189
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	75	90
Quest Diagnostics, Inc.
6.95%, 7/1/37	105	132
Rio Tinto Finance USA Ltd.
9.00%, 5/1/19	35	47
Sanofi
4.00%, 3/29/21	150	163
Teck Resources Ltd.,
4.75%, 1/15/22 (e)	95	97
6.25%, 7/15/41	110	116
Telecom Italia Capital SA,
7.00%, 6/4/18	17	17
7.18%, 6/18/19	119	119
Telefonica Europe BV
8.25%, 9/15/30	184	206
Telstra Corp. Ltd.
4.80%, 10/12/21 (b)	120	126
Thermo Fisher Scientific, Inc.
3.60%, 8/15/21	180	187
Time Warner Cable, Inc.
6.75%, 6/15/39	80	92
Time Warner, Inc.,
4.75%, 3/29/21	100	105
7.70%, 5/1/32	119	151
Vale Overseas Ltd.,
5.63%, 9/15/19	116	123
6.88%, 11/10/39	21	23
Verizon Communications, Inc.,
4.60%, 4/1/21 (e)	170	188
6.35%, 4/1/19	125	151
VF Corp.
3.50%, 9/1/21	120	122

	Face Amount (000)	Value (000)
Viacom, Inc.
6.88%, 4/30/36	$126	$151
Vivendi SA
6.63%, 4/4/18 (b)	102	116
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	100	101
Woolworths Ltd.
4.00%, 9/22/20 (b)	140	146
WPP Finance UK
8.00%, 9/15/14	136	154
		9,115
Utilities (3.8%)
EDF SA
4.60%, 1/27/20 (b)	90	95
Enel Finance International N.V.
5.13%, 10/7/19 (b)	300	282
Energy Transfer Partners LP
9.00%, 4/15/19	150	181
Enterprise Products Operating LLC
6.50%, 1/31/19	269	317
Exelon Generation Co. LLC
6.25%, 10/1/39	350	408
FirstEnergy Solutions Corp.
6.05%, 8/15/21	221	245
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (b)	175	169
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	300	342
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	306	350
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	157
		2,546
		22,511
Municipal Bonds (1.8%)
Chicago Transit Authority
6.20%, 12/1/40	110	128
City of Chicago, IL
6.40%, 1/1/40	40	48
City of New York, NY, Series G-1
5.97%, 3/1/36	95	116
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	231	272
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	95	104
6.66%, 4/1/57	175	187
New York City Transitional Finance Authority
5.27%, 5/1/27	90	101
State of California, General Obligation Bonds
5.95%, 4/1/16	195	222
		1,178

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (1.1%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)(e)	$125	$135
Brazilian Government International Bond
6.00%, 1/17/17	289	331
Export - Import Bank of Korea
4.13%, 9/9/15	100	101
Korea Development Bank
4.38%, 8/10/15	140	143
		710
U.S. Agency Securities (4.4%)
Federal National Mortgage Association,
1.25%, 9/28/16	250	250
2.50%, 5/15/14	1,360	1,427
5.38%, 6/12/17	1,065	1,293
		2,970
U.S. Treasury Securities (4.2%)
U.S. Treasury Bonds,
3.50%, 2/15/39	1,535	1,707
4.63%, 2/15/40	550	735
U.S. Treasury Note
1.25%, 8/31/15 (e)	409	419
		2,861
Total Fixed Income Securities (Cost $61,819)		64,555
	Shares
Short-Term Investments (6.5%)
Securities held as Collateral on Loaned Securities (1.5%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	907,637	908
	Face Amount (000)
Repurchase Agreements (0.1%)
Merrill Lynch & Co., Inc., (0.10%, dated 9/30/11, due 10/3/11; proceeds $24; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 4.00% due 5/16/38; valued at $24)	$24	24
Nomura Holdings, Inc., (0.14%, dated 9/30/11, due 10/3/11; proceeds $48; fully collateralized by U.S. Government Agencies; Federal Home Loan Mortgage Corporation 4.00% due 7/1/26; Federal National Mortgage Association 3.00% due 1/1/26; valued at $49)	48	48
		72
Total Securities held as Collateral on Loaned Securities (Cost $980)		980

	Shares	Value (000)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	3,233,071	$3,233
	Face Amount (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill
0.02%, 3/22/12 (g)(h)	$125	125
Total Short-Term Investments (Cost $4,338)		4,338
Total Investments (102.3%) (Cost $66,157) Including $961 of Securities Loaned (i)		68,893
Liabilities in Excess of Other Assets (-2.3%)		(1,522)
Net Assets (100.0%)		$67,371

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2011.

(e)  All or a portion of this security was on loan at September 30, 2011.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at September 30, 2011.

(h)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and futures contracts.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Investment Grade Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	48	$10,570	Dec-11	$(17)
U.S. Treasury 5 yr. Note	32	3,920	Dec-11	(5)
U.S. Treasury Ultra Long Bond	5	793	Dec-11	(12)
Short:
U.S. Treasury 10 yr. Note	85	(11,058)	Dec-11	(44)
U.S. Treasury 30 yr. Bond	7	(998)	Dec-11	(1)
				$(79)

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$19,495	$—	$19,495
Asset-Backed Securities	—	4,768	—	4,768
Collateralized Mortgage Obligations — Agency Collateral Series	—	6,690	—	6,690
Commercial Mortgage Backed Securities	—	3,372	—	3,372
Corporate Bonds	—	22,511	—	22,511
Municipal Bonds	—	1,178	—	1,178
Sovereign	—	710	—	710
U.S. Agency Securities	—	2,970	—	2,970
U.S. Treasury Securities	—	2,861	—	2,861
Total Fixed Income Securities	—	64,555	—	64,555

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$4,141	$—	$—	$4,141
Repurchase Agreements	—	72	—	72
U.S. Treasury Security	—	125	—	125
Total Short-Term Investments	4,141	197	—	4,338
Total Assets	4,141	64,752	—	68,893
Liabilities:
Futures Contracts	(79)	—	—	(79)
Total	$4,062	$64,752	$—	$68,814

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Limited Duration Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 0.71%, net of fees. The Portfolio's Class I underperformed against its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index (the "Index"), which returned 1.28% and also underperformed against the Citigroup 1-3 Year Treasury/Government Sponsored Index which returned 1.21%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall, short maturity investment-grade corporate spreads ended the period almost 65 basis points wider after tightening about 30 basis points in first few months of the period.

•  The asset-backed security (ABS) sector was relatively stable over the period. High quality ABS spreads tightened over the first few months but then stabilized.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio benefitted from an allocation to ABS as spreads in the sector tightened over the period and the bonds provided attractive carry.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We continue to maintain an overweight to the sector.

•  The Portfolio also has an allocation to short, high quality ABS. This is primarily in credit card, auto and equipment securities.

•  Additionally, interest rate positioning contributed to performance. The Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably towards the end of the reporting period.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Limited Duration Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Barclays Capital 1-3 Year U.S. Government/Credit Index(1), the Citigroup 1-3 Year Treasury/Government Sponsored Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2011 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(5)	0.71%	–1.79%	0.53%	3.27%
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.28	4.15	3.68	5.00
Citigroup 1-3 Year Treasury/ Government Sponsored Index	1.21	3.95	3.45	4.85
Lipper Short Investment Grade Debt Funds Index	1.26	3.37	3.06	4.53
Portfolio — Class P Shares w/o sales charges(6)	0.45	—	—	–3.48
Barclays Capital 1-3 Year U.S. Government/Credit Index.	1.28	—	—	3.78
Citigroup 1-3 Year Treasury/ Government Sponsored Index	1.21	—	—	3.49
Lipper Short Investment Grade Debt Funds Index	1.26	—	—	3.02

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The benchmark for the Portfolio is changing from the Citigroup 1-3 Year Treasury/Government Sponsored Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index to more accurately reflect the Portfolio's investible universe.

(2)  The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced operations on September 28, 2007.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
Finance	30.4%
Asset-Backed Securities	24.2
Industrials	22.1
Other*	16.5
Non-U.S. Government — Guaranteed	6.8
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $12,278,000 and net unrealized depreciation of approximately $17,000 and does not include open swap agreements with net unrealized depreciation of approximately $528,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.6%)
Agency Adjustable Rate Mortgages (0.7%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
5.46%, 1/1/38	$305	$326
Federal National Mortgage Association,
Conventional Pools:
2.43%, 5/1/35	881	928
		1,254
Agency Bond — Banking (FDIC Guaranteed) (1.4%)
FDIC Structured Sale Guaranteed Notes
Zero Coupon, 10/25/11 (a)	2,300	2,300
Agency Fixed Rate Mortgages (0.9%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
6.50%, 9/1/19 - 11/1/29	18	22
7.50%, 11/1/19	2	3
12.00%, 6/1/15	5	5
Federal National Mortgage Association,
Conventional Pools:
6.50%, 3/1/18 - 10/1/32	1,134	1,280
7.00%, 7/1/29 - 12/1/33	65	75
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/16 - 12/15/16	46	51
		1,436
Asset-Backed Securities (24.2%)
Ally Master Owner Trust,
1.98%, 1/15/15 (a)(b)	275	279
2.15%, 1/15/16	700	711
2.88%, 4/15/15 (a)	650	667
American Express Credit Account Master Trust
1.48%, 3/15/17 (b)	2,325	2,399
ARI Fleet Lease Trust
1.68%, 8/15/18 (a)(b)	305	307
Bank of America Auto Trust
2.13%, 9/15/13 (a)	600	602
BMW Floorplan Master Owner Trust
1.38%, 9/15/14 (a)(b)	2,600	2,620
Capital One Multi-Asset Execution Trust
0.31%, 9/15/15 (b)	1,355	1,354
Chase Issuance Trust
1.78%, 4/15/14 (b)	1,600	1,613
Chesapeake Funding LLC
2.23%, 12/15/20 (a)(b)	483	485
Citibank Credit Card Issuance Trust (See Note G-2)
2.25%, 12/23/14	1,950	1,990
CNH Equipment Trust,
1.17%, 5/15/15	1,725	1,729
1.54%, 7/15/14	1,178	1,182
Discover Card Master Trust
1.53%, 12/15/14 (b)	3,000	3,026

	Face Amount (000)	Value (000)
Ford Credit Floorplan Master Owner Trust,
1.78%, 9/15/14 (b)	$2,600	$2,629
4.20%, 2/15/17 (a)	1,150	1,250
GE Capital Credit Card Master Note Trust
2.33%, 4/15/15 (b)	3,850	3,891
GE Equipment Midticket LLC
0.94%, 7/14/14 (a)	1,200	1,201
Harley-Davidson Motorcycle Trust,
1.16%, 2/15/15	1,825	1,833
1.74%, 9/15/13	660	662
1.87%, 2/15/14	878	881
Huntington Auto Trust
3.94%, 6/17/13 (a)	441	444
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (a)	1,525	1,526
MMAF Equipment Finance LLC
2.37%, 11/15/13 (a)	995	1,000
MMCA Automobile Trust
1.39%, 1/15/14 (a)	1,330	1,333
Navistar Financial Corp. Owner Trust
1.47%, 10/18/12 (a)	567	568
Nissan Auto Lease Trust
1.12%, 12/15/13	1,625	1,633
Nissan Master Owner Trust Receivables
1.38%, 1/15/15 (a)(b)	625	631
North Carolina State Education Assistance Authority,
0.70%, 1/25/21 (b)	879	878
1.14%, 7/25/25 (b)	625	605
Panhandle-Plains Higher Education Authority, Inc.
1.21%, 7/1/24 (b)	275	272
Wheels SPV LLC
1.78%, 3/15/18 (a)(b)	413	415
		40,616
Collateralized Mortgage Obligation — Agency Collateral Series (1.4%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	1,970	2,288
Commercial Mortgage Backed Security (0.4%)
Wachovia Bank Commercial Mortgage Trust
5.50%, 7/15/41 (b)	665	716
Corporate Bonds (56.9%)
Finance (30.4%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	745	762
Abbey National Treasury Services PLC,
2.88%, 4/25/14	615	580
3.88%, 11/10/14 (a)	1,850	1,778
Aflac, Inc.
3.45%, 8/15/15	325	332
American Express Co.
7.25%, 5/20/14	1,680	1,905

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
American International Group, Inc.
3.65%, 1/15/14	$745	$727
Banco Bradesco SA
4.13%, 5/16/16 (a)	660	663
Bank of America Corp.,
Series 1
3.75%, 7/12/16	2,245	2,045
Bank One Corp.
5.25%, 1/30/13	1,450	1,504
Barclays Bank PLC
2.50%, 1/23/13	1,030	1,023
BBVA Bancomer SA
4.50%, 3/10/16 (a)	955	898
BBVA US Senior SAU
3.25%, 5/16/14	700	656
BNP Paribas SA
3.60%, 2/23/16	920	906
BP Capital Markets PLC
3.88%, 3/10/15	595	631
Canadian Imperial Bank of Commerce
1.45%, 9/13/13	1,130	1,137
Capital One Financial Corp.
7.38%, 5/23/14	875	978
Cie de Financement Foncier
2.25%, 3/7/14 (a)	1,400	1,395
Citigroup, Inc. (See Note G-2)
4.59%, 12/15/15	1,385	1,423
Commonwealth Bank of Australia
2.75%, 10/15/12 (a)	2,400	2,441
Credit Suisse
5.50%, 5/1/14	840	889
Deutsche Bank AG
2.38%, 1/11/13	1,105	1,098
Fifth Third Bancorp
3.63%, 1/25/16	395	402
General Electric Capital Corp.
2.95%, 5/9/16	2,790	2,799
Genworth Life Institutional Funding Trust
5.88%, 5/3/13 (a)	865	878
Goldman Sachs Group, Inc. (The)
3.70%, 8/1/15	1,250	1,225
HCP, Inc.
2.70%, 2/1/14	575	567
HSBC Finance Corp.,
6.38%, 10/15/11	285	285
7.00%, 5/15/12	700	721
Intesa Sanpaolo SpA
3.63%, 8/12/15 (a)	550	482
Jefferies Group, Inc.
3.88%, 11/9/15	250	245
JPMorgan Chase & Co.
3.15%, 7/5/16	1,025	1,019

	Face Amount (000)	Value (000)
Macquarie Group Ltd.
7.30%, 8/1/14 (a)	$720	$780
Metropolitan Life Global Funding I
2.00%, 1/10/14 (a)	950	955
Monumental Global Funding III
5.25%, 1/15/14 (a)	1,115	1,181
National Australia Bank Ltd.
3.00%, 7/27/16 (a)	900	903
Nationwide Building Society
4.65%, 2/25/15 (a)	840	849
Nissan Motor Acceptance Corp.
3.25%, 1/30/13 (a)	90	92
Nordea Bank AB
2.50%, 11/13/12 (a)	1,135	1,144
Northern Trust Corp.
5.50%, 8/15/13	1,060	1,150
Principal Financial Group, Inc.
7.88%, 5/15/14	816	927
Prudential Financial, Inc.
4.75%, 9/17/15	930	972
Royal Bank of Scotland PLC (The),
2.63%, 5/11/12 (a)	3,230	3,272
4.88%, 3/16/15	355	348
Societe Generale SA
3.10%, 9/14/15 (a)	320	289
Standard Chartered PLC
3.85%, 4/27/15 (a)	940	964
Svenska Handelsbanken AB
2.88%, 9/14/12 (a)	1,060	1,077
TD Ameritrade Holding Corp.
2.95%, 12/1/12	1,200	1,219
UBS AG
3.88%, 1/15/15	1,140	1,136
Wells Fargo & Co.
3.68%, 6/15/16	1,350	1,406
		51,058
Industrials (22.1%)
Agilent Technologies, Inc.
4.45%, 9/14/12	1,325	1,363
Altria Group, Inc.
4.13%, 9/11/15	750	803
Anglo American Capital PLC
9.38%, 4/8/14 (a)	1,100	1,279
Anheuser-Busch InBev Worldwide, Inc.,
4.13%, 1/15/15	350	380
5.38%, 11/15/14	785	878
Applied Materials, Inc.
2.65%, 6/15/16	455	467
ArcelorMittal
9.00%, 2/15/15	610	671
AT&T, Inc.
4.95%, 1/15/13	2,510	2,630

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bacardi Ltd.
7.45%, 4/1/14 (a)	$835	$953
Barrick Gold Corp.
1.75%, 5/30/14	660	664
Best Buy Co., Inc.
3.75%, 3/15/16	875	849
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	830	876
Comcast Corp.
6.50%, 1/15/15	870	992
COX Communications, Inc.
4.63%, 6/1/13	690	726
Daimler Finance North America LLC
1.88%, 9/15/14 (a)	785	775
Danaher Corp.
1.30%, 6/23/14	255	258
Delhaize Group SA
5.88%, 2/1/14	1,025	1,117
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	753
Dow Chemical Co. (The)
5.90%, 2/15/15	1,105	1,221
EOG Co. of Canada
7.00%, 12/1/11 (a)	1,325	1,339
Harley-Davidson Funding Corp.
5.25%, 12/15/12 (a)	820	850
Home Depot, Inc.
5.40%, 3/1/16	630	714
Kinross Gold Corp.
3.63%, 9/1/16 (a)	740	732
Kraft Foods, Inc.
6.75%, 2/19/14	875	977
Kroger Co. (The)
7.50%, 1/15/14	725	821
Marathon Petroleum Corp.
3.50%, 3/1/16 (a)	1,070	1,104
Marriott International, Inc.
4.63%, 6/15/12	1,300	1,328
McKesson Corp.
3.25%, 3/1/16	1,070	1,129
NBC Universal Media LLC
2.10%, 4/1/14	835	848
News America, Inc.
5.30%, 12/15/14	455	495
Potash Corp. of Saskatchewan, Inc.
5.25%, 5/15/14	1,105	1,217
Quest Diagnostics, Inc.
3.20%, 4/1/16	925	961
Stryker Corp.
2.00%, 9/30/16	715	719

	Face Amount (000)	Value (000)
Telecom Italia Capital SA
5.25%, 11/15/13	$1,055	$1,032
Texas Instruments, Inc.
1.38%, 5/15/14	955	966
Time Warner Cable, Inc.
8.25%, 2/14/14	700	796
Viacom, Inc.
4.38%, 9/15/14	1,100	1,176
Vodafone Group PLC
5.00%, 12/16/13	1,060	1,144
Waste Management, Inc.
2.60%, 9/1/16	725	728
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	395	400
		37,131
Utilities (4.4%)
Commonwealth Edison Co.
1.63%, 1/15/14	400	403
EDF SA
5.50%, 1/26/14 (a)	1,105	1,184
Enel Finance International N.V.
3.88%, 10/7/14 (a)	1,115	1,089
FirstEnergy Solutions Corp.
4.80%, 2/15/15	755	801
NextEra Energy Capital Holdings, Inc.
5.35%, 6/15/13	825	879
Plains All American Pipeline L.P./PAA Finance Corp.
4.25%, 9/1/12	1,140	1,172
Sempra Energy
2.00%, 3/15/14	915	925
Spectra Energy Capital LLC
5.90%, 9/15/13	965	1,034
		7,487
		95,676
Mortgage — Other (0.4%)
FDIC Structured Sale Guaranteed Notes
0.79%, 2/25/48 (a)(b)	633	635
Non-U.S. Government — Guaranteed (6.8%)
Commonwealth Bank of Australia
2.50%, 12/10/12 (a)	2,300	2,351
Swedbank AB
2.90%, 1/14/13 (a)	5,900	6,084
Westpac Securities NZ Ltd.
2.50%, 5/25/12 (a)	3,020	3,055
		11,490
U.S. Treasury Security (2.5%)
U.S. Treasury Note
2.38%, 6/30/18	3,975	4,229
Total Fixed Income Securities (Cost $159,070)		160,640

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Shares	Value (000)
Short-Term Investments (4.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	5,845,929	$5,846
	Face Amount (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.02%, 3/22/12 (c)(d)(e)	$1,675	1,675
Total Short-Term Investments (Cost $7,521)		7,521
Total Investments (100.1%) (Cost $166,591) (f)		168,161
Liabilities in Excess of Other Assets (-0.1%)		(156)
Net Assets (100.0%)		$168,005

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2011.

(c)  Rate shown is the yield to maturity at September 30, 2011.

(d)  All or a portion of the security was pledged as collateral for swap agreements.

(e)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(f)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	4	$520	Dec-11	$2
Short:
U.S. Treasury 5 yr. Note	96	(11,758)	Dec-11	(19)
				$(17)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$4,696	3 Month LIBOR	Pay	11/15/21	$170	$743
Deutsche Bank	4,009	3 Month LIBOR	Receive	11/15/21	(280)	(1,271)
						$(528)

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,254	$—	$1,254
Agency Bond — Banking (FDIC Guaranteed)	—	2,300	—	2,300
Agency Fixed Rate Mortgages	—	1,436	—	1,436
Asset-Backed Securities	—	40,616	—	40,616
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,288	—	2,288
Commercial Mortgage Backed Security	—	716	—	716
Corporate Bonds	—	95,676	—	95,676
Mortgage — Other	—	635	—	635
Non-U.S. Government — Guaranteed	—	11,490	—	11,490
U.S. Treasury Security	—	4,229	—	4,229
Total Fixed Income Securities	—	160,640	—	160,640

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investments
Investment Company	$5,846	$—	$—	$5,846
U.S. Treasury Security	—	1,675	—	1,675
Total Short-Term Investments	5,846	1,675	—	7,521
Futures Contracts	2	—	—	2
Zero Coupon Swap Agreements	—	743	—	743
Total Assets	5,848	163,058	—	168,906
Liabilities:
Futures Contracts	(19)	—	—	(19)
Zero Coupon Swap Agreements	—	(1,271)	—	(1,271)
Total Liabilities	(19)	(1,271)	—	(1,290)
Total	$5,829	$161,787	$—	$167,616

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited)

Long Duration Fixed Income Portfolio

Performance

For the fiscal year ended September 30, 2011, the Portfolio's Class I had a total return based on net asset value and reinvestment of distributions per share of 11.40%, net of fees. The Portfolio's Class I underperformed against its benchmark the Barclays Capital U.S. Long Government/Credit Index (the "Index"), which returned 12.74%.

Factors Affecting Performance

•  Financial markets were volatile during much of the 12-month period, with political upheaval across the Middle East at the beginning of 2011. Markets were further disrupted by the earthquake in Japan in March, as investors feared supply chain disruptions for electronics and auto components. In the summer investors focused on the U.S. debt ceiling issue. Then, in August, one of the three major bond rating agencies, Standard & Poor's, downgraded the U.S.'s credit rating from AAA to AA+. August and September were the most volatile months as concerns about the European sovereign debt crisis and a slowdown in global growth led to a dramatic sell-off in risky assets.

•  The Federal Reserve's second round of quantitative easing (QE2), an asset purchase program intended to stimulate the economy by encouraging banks to lend, ended in June. Amidst renewed weakness in economic indicators in the second half of the period, the Fed announced that it would extend the maturity of its Treasury holdings to put downward pressure on longer-term interest rates. In addition, to provide support to the mortgage market, the Fed will re-invest principal payments from its mortgage and agency holdings into mortgages instead of Treasuries.

•  Investment-grade corporate debt spreads versus Treasuries narrowed in the first half of the period. Corporate balance sheets have been strong, with near all-time highs in profit margins, cash flow generation and cash on balance sheet. However, in the third quarter of 2011, the credit market, especially the financial sector, was negatively affected by the increased risk aversion due to the European debt crisis and signs of slowing economic growth. Overall, long maturity investment-grade corporate spreads ended the period almost 80 basis points wider after tightening about 35 basis points in first few months of the reporting period.

•  The U.S. Treasury yield curve flattened during the period, with yields on 2-, 5-, 10-, and 30-year Treasuries declining by 18, 32, 59, and 77 basis points, respectively.

•  The Portfolio's overweight position in the investment-grade credit sector, particularly banking, detracted from relative performance.

•  The Portfolio's interest-rate positioning helped offset some of the underperformance from the credit sector.

Management Strategies

•  Throughout the period, the Portfolio was positioned with an overweight to investment-grade credit as corporate valuations relative to fundamentals have been attractive. We reduced some credit exposure a few months ago but continue to maintain an overweight to the sector.

•  With regard to interest rate strategy, the Portfolio was positioned to benefit from an anticipated flattening (or, reduction in the difference of yield spreads) between the short and intermediate parts of the yield curve. We unwound the position profitably towards the end of the reporting period.

*  Minimum Investment

**  Commenced operations on July 21, 2006.

In accordance with SEC regulations, the Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon being negatively impacted by additional fees assessed to that class.

2011 Annual Report

September 30, 2011

Investment Overview (unaudited) (cont'd)

Long Duration Fixed Income Portfolio

Performance Compared to the Barclays Capital U.S. Long Government/Credit Index(1) and Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2011 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	11.40%	9.86%	—	10.47%
Barclays Capital U.S. Long Government/Credit Index	12.74	9.39	—	10.14
Lipper Corporate Debt Funds BBB-Rated Index	5.36	6.18	—	6.63
Portfolio — Class P Shares w/o sales charges(4)	11.13	9.58	—	10.19
Barclays Capital U.S. Long Government/Credit Index	12.74	9.39	—	10.14
Lipper Corporate Debt Funds BBB-Rated Index	5.36	6.18	—	6.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in expenses.

(1)  The Barclays Capital U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Barclays Capital U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Corporate Debt Funds BBB-Rated classification.

(3)  Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements.

(4)  Commenced operations on July 21, 2006.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	37.2%
Industrials	25.9
Finance	10.9
Utilities	9.7
Other*	9.3
Municipal Bonds	7.0
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $1,441,000 and net unrealized appreciation of approximately $24,000. Also does not include open foreign currency exchange contracts with net unrealized depreciation of approximately $4,000 and open swap agreements with net unrealized depreciation of approximately $117,000.

2011 Annual Report

September 30, 2011

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.9%)
Asset-Backed Securities (0.6%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$97	$102
8.35%, 7/10/31 (a)	29	36
		138
Corporate Bonds (46.2%)
Finance (10.8%)
ACE INA Holdings, Inc.
6.70%, 5/15/36	40	51
Aetna, Inc.
6.63%, 6/15/36	40	51
Aflac, Inc.
6.90%, 12/17/39	75	77
AIG SunAmerica Global Financing X
6.90%, 3/15/32 (a)	17	18
Allstate Corp. (The),
5.95%, 4/1/36	65	73
6.13%, 12/15/32	30	34
American Express Co.
8.13%, 5/20/19	45	57
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	45	53
Chubb Corp. (The)
6.50%, 5/15/38	30	37
Citigroup, Inc. (See Note G-2),
5.85%, 12/11/34	225	218
6.88%, 3/5/38	30	33
Credit Suisse USA, Inc.
7.13%, 7/15/32	50	57
Farmers Exchange Capital
7.05%, 7/15/28 (a)	100	107
General Electric Capital Corp.,
5.88%, 1/14/38	130	134
6.15%, 8/7/37	5	5
6.75%, 3/15/32	140	160
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	290	266
Hartford Financial Services Group, Inc.
6.63%, 3/30/40	75	70
HSBC Holdings PLC
6.50%, 5/2/36	235	237
JPMorgan Chase & Co.
6.40%, 5/15/38	55	63
JPMorgan Chase Capital XXVII
7.00%, 11/1/39	55	55
Lincoln National Corp.
6.30%, 10/9/37	20	19
Merrill Lynch & Co., Inc.
7.75%, 5/14/38	175	163
MetLife, Inc.,
5.70%, 6/15/35	95	102
10.75%, 8/1/69	30	38

	Face Amount (000)	Value (000)
Principal Financial Group, Inc.
6.05%, 10/15/36	$70	$75
Protective Life Corp.
8.45%, 10/15/39	50	58
Prudential Financial, Inc.
6.63%, 12/1/37	55	60
UnitedHealth Group, Inc.,
5.80%, 3/15/36	80	93
6.88%, 2/15/38	50	66
WellPoint, Inc.,
5.95%, 12/15/34	15	18
6.38%, 6/15/37	65	79
		2,627
Industrials (25.8%)
Agrium, Inc.
7.13%, 5/23/36	55	73
Alcoa, Inc.
5.95%, 2/1/37	20	19
Altria Group, Inc.,
9.95%, 11/10/38	45	64
10.20%, 2/6/39	80	116
Anadarko Petroleum Corp.
6.20%, 3/15/40	100	104
ArcelorMittal
7.00%, 10/15/39	30	27
AT&T, Inc.,
5.35%, 9/1/40	265	278
5.55%, 8/15/41	60	65
6.30%, 1/15/38	30	34
BSKYB Finance UK PLC
6.50%, 10/15/35 (a)	50	58
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	40	50
Burlington Northern Santa Fe LLC
6.15%, 5/1/37	55	68
CBS Corp.
7.88%, 7/30/30	35	44
CenturyLink, Inc., Series P
7.60%, 9/15/39	120	108
Comcast Corp.
6.95%, 8/15/37	100	120
ConAgra Foods, Inc.
8.25%, 9/15/30	80	103
Corning, Inc.
7.25%, 8/15/36	85	105
COX Communications, Inc.
8.38%, 3/1/39 (a)	20	28
CSX Corp.
6.15%, 5/1/37	60	74
Daimler Finance North America LLC
8.50%, 1/18/31	65	92

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Darden Restaurants, Inc.
6.80%, 10/15/37	$50	$61
Delhaize Group SA
5.70%, 10/1/40	85	88
Deutsche Telekom International Finance BV
8.75%, 6/15/30	85	114
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
6.35%, 3/15/40	40	45
Dr. Pepper Snapple Group, Inc.
7.45%, 5/1/38	75	104
Grupo Televisa SA
6.63%, 1/15/40	75	80
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	40	47
Hess Corp.
7.13%, 3/15/33	55	70
Holcim Capital Corp. Ltd.
6.88%, 9/29/39 (a)	100	109
Home Depot, Inc.
5.88%, 12/16/36	140	164
Illinois Tool Works, Inc.
4.88%, 9/15/41 (a)	50	56
International Paper Co.
7.30%, 11/15/39	95	107
JC Penney Corp., Inc.
7.40%, 4/1/37	50	46
KLA-Tencor Corp.
6.90%, 5/1/18	45	51
Kohl's Corp.
6.88%, 12/15/37	55	70
Koninklijke KPN N.V.
8.38%, 10/1/30	25	32
Koninklijke Philips Electronics N.V.
6.88%, 3/11/38	70	91
Kraft Foods, Inc.
6.88%, 1/26/39	90	114
Kroger Co. (The)
6.90%, 4/15/38	80	104
Lorillard Tobacco Co.
8.13%, 5/1/40	45	54
Lowe's Cos., Inc.
6.65%, 9/15/37	45	58
Meccanica Holdings USA, Inc.
6.25%, 1/15/40 (a)	100	86
NBC Universal Media LLC
6.40%, 4/30/40	45	53
News America, Inc.
6.40%, 12/15/35	105	114
Petro-Canada,
5.95%, 5/15/35	55	60
6.80%, 5/15/38	100	121
Petrobras International Finance Co.
6.88%, 1/20/40	95	101

	Face Amount (000)	Value (000)
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	$85	$102
Quest Diagnostics, Inc.,
5.75%, 1/30/40	30	33
6.95%, 7/1/37	80	101
Qwest Corp.
6.88%, 9/15/33	40	38
Ralcorp Holdings, Inc.
6.63%, 8/15/39	90	91
Rio Tinto Alcan, Inc.
6.13%, 12/15/33	25	29
Rio Tinto Finance USA Ltd.
7.13%, 7/15/28	40	53
Southern Copper Corp.
6.75%, 4/16/40	100	99
Talisman Energy, Inc.
6.25%, 2/1/38	45	51
Target Corp.
7.00%, 1/15/38	100	137
Telecom Italia Capital SA
7.20%, 7/18/36	105	96
Telefonica Europe BV
8.25%, 9/15/30	115	129
Teva Pharmaceutical Finance Co. LLC
6.15%, 2/1/36	25	31
Time Warner Cable, Inc.
6.55%, 5/1/37	85	95
Time Warner, Inc.
7.70%, 5/1/32	195	248
Transocean, Inc.
6.80%, 3/15/38	80	83
Union Pacific Corp.
6.25%, 5/1/34	115	145
Vale Overseas Ltd.
6.88%, 11/21/36	50	54
Valero Energy Corp.,
6.63%, 6/15/37	65	70
9.38%, 3/15/19	40	51
Verizon Communications, Inc.,
5.85%, 9/15/35	120	141
8.95%, 3/1/39	115	178
Vivendi SA
6.63%, 4/4/18 (a)	40	45
Vodafone Group PLC
6.15%, 2/27/37	45	56
Wal-Mart Stores, Inc.
6.50%, 8/15/37	35	47
Waste Management, Inc.
6.13%, 11/30/39	95	116
Williams Cos., Inc. (The)
7.75%, 6/15/31	63	76
Xerox Corp.
5.63%, 12/15/19	20	22
		6,247

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (9.6%)
Columbus Southern Power Co.
6.60%, 3/1/33	$30	$39
Constellation Energy Group, Inc.
7.60%, 4/1/32	75	91
Detroit Edison Co. (The)
6.35%, 10/15/32	60	77
E.ON International Finance BV
6.65%, 4/30/38 (a)	25	31
EDF SA
5.60%, 1/27/40 (a)	30	32
Enbridge Energy Partners LP
7.50%, 4/15/38	50	63
Enel Finance International N.V.
6.00%, 10/7/39 (a)	100	85
Energy Transfer Partners LP,
7.50%, 7/1/38	60	65
9.00%, 4/15/19	40	48
Entergy Louisiana LLC
5.40%, 11/1/24	50	57
Enterprise Products Operating LLC
6.65%, 10/15/34	30	35
Exelon Generation Co. LLC
6.25%, 10/1/39	175	204
FirstEnergy Solutions Corp.
6.80%, 8/15/39	180	197
Kinder Morgan Energy Partners LP,
6.50%, 2/1/37	65	70
6.95%, 1/15/38	85	95
7.30%, 8/15/33	5	6
Nevada Power Co.
6.65%, 4/1/36	125	166
Nisource Finance Corp.
6.13%, 3/1/22	85	97
Ohio Edison Co.
6.88%, 7/15/36	65	81
Ohio Power Co.
6.60%, 2/15/33	110	141
Oncor Electric Delivery Co. LLC
7.50%, 9/1/38	25	36
Oneok Partners LP
6.85%, 10/15/37	75	90
Plains All American Pipeline LP/PAA Finance Corp.,
6.65%, 1/15/37	40	44
6.70%, 5/15/36	75	86
PPL Electric Utilities Corp.
6.45%, 8/15/37	30	41
Sempra Energy
6.00%, 10/15/39	125	152
Spectra Energy Capital LLC
7.50%, 9/15/38	45	59
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	125	147
		2,335
		11,209

	Face Amount (000)	Value (000)
Municipal Bonds (6.9%)
American Municipal Power, Inc.
6.05%, 2/15/43	$55	$64
Bay Area Toll Authority
6.26%, 4/1/49	90	117
Chicago Board of Education
6.14%, 12/1/39	50	56
Chicago Transit Authority
6.20%, 12/1/40	85	99
City of New York, NY, Series G-1
5.97%, 3/1/36	40	49
County of Clark N.V.
6.82%, 7/1/45	105	133
County of Cook
6.23%, 11/15/34	45	53
District of Columbia
5.59%, 12/1/34	65	79
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	70	82
Indianapolis Local Public Improvement Bond Bank
6.12%, 1/15/40	35	45
Los Angeles Unified School District
6.76%, 7/1/34	45	57
Metropolitan Transportation Authority
6.67%, 11/15/39	70	88
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	65	71
6.66%, 4/1/57	25	27
New Jersey Transportation Trust Fund Authority
6.56%, 12/15/40	35	44
New York City Municipal Water Finance Authority
5.72%, 6/15/42	30	37
New York City Transitional Finance Authority
5.27%, 5/1/27	40	45
North Texas Tollway Authority
6.72%, 1/1/49	90	115
San Diego County Water Authority
6.14%, 5/1/49	25	32
San Francisco City & County Public Utilities Commission
6.00%, 11/1/40	55	65
State of California, General Obligation Bonds
7.55%, 4/1/39	160	199
State of Illinois
6.63%, 2/1/35	50	53
State of Washington
5.09%, 8/1/33	65	73
		1,683

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Sovereign (2.7%)
Brazilian Government International Bond
8.25%, 1/20/34	$210	$296
Mexico Government International Bond
6.05%, 1/11/40	165	187
Panama Government International Bond
9.38%, 4/1/29	43	65
Peruvian Government International Bond
8.75%, 11/21/33	35	50
Republic of Italy
5.38%, 6/15/33	55	51
		649
U.S. Agency Security (2.6%)
Federal Home Loan Mortgage Corporation
6.75%, 3/15/31	417	633
U.S. Treasury Securities (36.9%)
U.S. Treasury Bonds,
3.50%, 2/15/39	2,060	2,291
3.88%, 8/15/40	1,620	1,925
4.25%, 11/15/40	1,500	1,897
4.75%, 2/15/41	240	328
5.50%, 8/15/28	1,305	1,823
6.75%, 8/15/26	450	690
		8,954
Total Fixed Income Securities (Cost $19,698)		23,266

	Shares	Value (000)
Short-Term Investments (3.4%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	635,581	$636
	Face Amount (000)
U.S. Treasury Security (0.8%)
U.S. Treasury Bill
0.02%, 3/22/12 (b)(c)	$180	180
Total Short-Term Investments (Cost $816)		816
Total Investments (99.3%) (Cost $20,514) (d)		24,082
Other Assets in Excess of Liabilities (0.7%)		172
Net Assets (100.0%)		$24,254

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Rate shown is the yield to maturity at September 30, 2011.

(c)  All or a portion of the security was pledged as collateral for swap agreements.

(d)  Securities are available for collateral in connection with open foreign currency exchange contracts, futures contracts and swap agreements.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JP Morgan Chase	CLP	39,000	$75	10/14/11	USD	81	$81	$6
UBS AG	SGD	102	78	10/14/11	USD	82	82	4
UBS AG	USD	83	83	10/14/11	CLP	39,000	75	(8)
UBS AG	USD	84	84	10/14/11	SGD	102	78	(6)
			$320				$316	$(4)

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	5	$650	Dec-11	$(2)
U.S. Treasury 30 yr. Bond	4	571	Dec-11	26
Short:
U.S. Treasury 2 yr. Note	1	(220)	Dec-11	—	@
				$24

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	1,090	$40
Bank of America	3 Month LIBOR	Receive	4.35	8/18/26		$1,460	(52)
Bank of America	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,375	(34)
Bank of America	3 Month LIBOR	Pay	4.15	8/18/31		$1,810	56
Barclays Capital	3 Month STIBOR	Pay	2.76	7/30/12	SEK	30,824	23
Barclays Capital	3 Month STIBOR	Pay	2.30	9/12/12		16,440	2
Barclays Capital	3 Month STIBOR	Receive	2.89	7/29/13		36,086	(51)
Credit Suisse	3 Month CDOR	Pay	4.07	9/8/20	CAD	1,115	42
Goldman Sachs	3 Month CDOR	Receive	2.70	7/15/15		2,740	(57)
							$(31)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$609	3 Month LIBOR	Receive	11/15/19	$(44)	$(184)
Barclays Capital	722	3 Month LIBOR	Pay	11/15/19	25	98
						$(86)

@    Value is less than $500.

CDOR  Canadian Dealer Offered Rate.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

STIBOR  Stockholm Interbank Offered Rate.

CAD  Canadian Dollar

CLP  Chilean Peso

EUR  Euro

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of September 30, 2011. (See Note A-6 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$138	$—	$138
Corporate Bonds	—	11,209	—	11,209
Municipal Bonds	—	1,683	—	1,683
Sovereign	—	649	—	649
U.S. Agency Security	—	633	—	633
U.S. Treasury Securities	—	8,954	—	8,954
Total Fixed Income Securities	—	23,266	—	23,266
Short-Term Investments
Investment Company	636	—	—	636
U.S. Treasury Security	—	180	—	180
Total Short-Term Investments	636	180	—	816
Foreign Currency Exchange Contracts	—	10	—	10
Futures Contracts	26	—	—	26
Interest Rate Swap Agreements	—	163	—	163
Zero Coupon Swap Agreements	—	98	—	98
Total Assets	662	23,717	—	24,379

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$(14)	$—	$(14)
Futures Contracts	(2)	—	—	(2)
Interest Rate Swap Agreements	—	(194)	—	(194)
Zero Coupon Swap Agreements	—	(184)	—	(184)
Total Liabilities	(2)	(392)	—	(394)
Total	$660	$23,325	$—	$23,985

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of September 30, 2011, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$42,263	$6,091,402	$60,526	$282,077
Investments in Securities of Affiliated Issuers, at Cost	4,619	280,754	3,503	20,785
Total Investments in Securities, at Cost	46,882	6,372,156	64,029	302,862
Foreign Currency, at Cost	25	—	—	1
Investments in Securities of Unaffiliated Issuers, at Value(1)	39,849	6,129,335	62,467	279,516
Investments in Securities of Affiliated Issuers, at Value	4,500	280,754	3,536	20,764
Total Investments in Securities, at Value(1)	44,349	6,410,089	66,003	300,280
Foreign Currency, at Value	19	—	—	1
Receivable for Investments Sold	202	23,662	3,146	7,645
Receivable for Portfolio Shares Sold	2	18,291	26	3,452
Dividends Receivable	28	3,963	—	—
Interest Receivable	144	—	494	2,653
Unrealized Appreciation on Swap Agreements	143	—	233	2,313
Unrealized Appreciation on Foreign Currency Exchange Contracts	203	—	—	668
Tax Reclaim Receivable	2	694	2	11
Receivable for Variation Margin	214	—	—	229
Receivable from Affiliates	3	21	10	53
Premium Paid on Open Swap Agreements	—	—	59	—
Due from Adviser	—	—	6	—
Other Assets	7	169	7	12
Total Assets	45,316	6,456,889	69,986	317,317
Liabilities:
Collateral on Securities Loaned, at Value	1,886	—	516	3,793
Payable for Investments Purchased	990	47,306	4,746	8,654
Payable for Investment Advisory Fees	50	9,129	—	278
Payable for Portfolio Shares Redeemed	13	3,467	130	203
Unrealized Depreciation on Swap Agreements	168	—	439	2,782
Payable for Sub Transfer Agency Fees	11	2,906	72	90
Unrealized Depreciation on Foreign Currency Exchange Contracts	75	—	—	656
Due to Broker	—	—	—	720
Payable for Shareholder Servicing Fees — Class P	4	589	— @	1
Payable for Administration Fees	3	459	4	20
Payable for Trustees' Fees and Expenses	9	102	6	104
Payable for Professional Fees	31	78	30	54
Premium Received on Open Swap Agreements	—	—	105	—
Payable for Custodian Fees	22	24	6	26
Payable for Transfer Agent Fees	1	9	1	2
Payable for Variation Margin	—	—	11	—
Other Liabilities	4	284	10	54
Total Liabilities	3,267	64,353	6,076	17,437
Net Assets	$42,049	$6,392,536	$63,910	$299,880
Net Assets Consist Of:
Paid-in-Capital	$50,573	$6,040,800	$100,688	$781,269
Undistributed (Distributions in Excess of) Net Investment Income	328	(908)	976	6,415
Accumulated Net Realized Gain (Loss)	(6,344)	314,715	(39,451)	(484,700)
Unrealized Appreciation (Depreciation) on:
Investments	(2,414)	37,933	1,941	(2,561)
Investments in Affiliates	(119)	—	33	(21)
Futures Contracts	(72)	—	(71)	(66)
Swap Agreements	(25)	—	(206)	(469)
Foreign Currency Exchange Contracts	128	—	—	12
Foreign Currency Translations	(6)	(4)	—	1
Net Assets	$42,049	$6,392,536	$63,910	$299,880

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities (cont'd)

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
CLASS I:
Net Assets	$25,192	$3,797,139	$63,866	$295,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	2,015,139	112,832,923	6,333,879	29,748,572
Net Asset Value, Offering and Redemption Price Per Share	$12.50	$33.65	$10.08	$9.92
CLASS P:
Net Assets	$16,857	$2,595,397	$44	$4,654
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,352,060	79,726,365	4,333	468,466
Net Asset Value, Offering and Redemption Price Per Share	$12.47	$32.55	$10.14	$9.94
(1) Including: Securities on Loan, at Value:	$2,122	$—	$509	$3,721

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities

	Investment Grade Fixed Income Portfolio (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$61,144		$157,368	$19,626
Investments in Securities of Affiliated Issuers, at Cost	5,013		9,223	888
Total Investments in Securities, at Cost	66,157		166,591	20,514
Foreign Currency, at Cost	—		—	—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	63,705		158,902	23,195
Investments in Securities of Affiliated Issuers, at Value	5,188		9,259	887
Total Investments in Securities, at Value(1)	68,893		168,161	24,082
Foreign Currency, at Value	—		—	—	@
Cash	—		16	—
Receivable for Investments Sold	2,052		—	—
Interest Receivable	577		1,162	276
Unrealized Appreciation on Swap Agreements	—		743	261
Premium Paid on Open Swap Agreements	—		170	25
Receivable from Affiliates	14		31	4
Receivable for Variation Margin	—		3	38
Due from Adviser	—		—	23
Receivable for Portfolio Shares Sold	—		13	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—	10
Tax Reclaim Receivable	1		3	—	@
Other Assets	3		11	11
Total Assets	71,540		170,313	24,730
Liabilities:
Collateral on Securities Loaned, at Value	980		—	—
Payable for Investments Purchased	2,963		—	—
Unrealized Depreciation on Swap Agreements	—		1,271	378
Payable for Portfolio Shares Redeemed	49		397	—
Premium Received on Open Swap Agreements	—		280	44
Payable for Investment Advisory Fees	68		131	—
Payable for Sub Transfer Agency Fees	31		146	—
Payable for Professional Fees	29		23	29
Payable for Trustees' Fees and Expenses	16		8	—	@
Payable for Administration Fees	5		11	2
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—	14
Payable for Custodian Fees	6		5	2
Payable for Variation Margin	5		—	—
Payable for Transfer Agent Fees	1		1	—	@
Payable for Shareholder Servicing Fees — Class P	—	@	— @	—	@
Payable for Shareholder Servicing Fees — Class H	—	@	—	—
Payable for Distribution and Shareholder Servicing Fees — Class L	2		—	—
Other Liabilities	14		35	7
Total Liabilities	4,169		2,308	476
Net Assets	$67,371		$168,005	$24,254
Net Assets Consist Of:
Paid-in-Capital	$126,499		$424,823	$20,236
Undistributed Net Investment Income	916		822	338
Accumulated Net Realized Gain (Loss)	(62,701)		(258,665)	210
Unrealized Appreciation (Depreciation) on:
Investments	2,561		1,534	3,569
Investments in Affiliates	175		36	(1)
Futures Contracts	(79)		(17)	24
Swap Agreements	—		(528)	(117)
Foreign Currency Exchange Contracts	—		—	(4)
Foreign Currency Translations	—		—	(1)
Net Assets	$67,371		$168,005	$24,254

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Assets and Liabilities (cont'd)

	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
CLASS I:
Net Assets	$62,410	$167,811	$23,660
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	6,074,315	21,763,293	1,989,114
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$7.71	$11.89
CLASS P:
Net Assets	$408	$194	$594
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	39,713	25,099	50,000
Net Asset Value, Offering and Redemption Price Per Share	$10.27	$7.71	$11.88
CLASS H:
Net Assets	$473	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	46,025	—	—
Net Asset Value, Redemption Price Per Share	$10.27	$—	$—
Maximum Sales Load	3.50%	—	—
Maximum Sales Charge	$0.37	$—	$—
Maximum Offering Price Per Share	$10.64	$—	$—
CLASS L:
Net Assets	$4,080	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	397,506	—	—
Net Asset Value, Offering and Redemption Price Per Share	$10.26	$—	$—
(1) Including: Securities on Loan, at Value:	$961	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Operations

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Affiliated Issuers	$7	$532	$2	$20
Dividends from Securities of Unaffiliated Issuers	480	54,547	—	—
Interest from Securities of Unaffiliated Issuers	727	—	2,645	16,388
Interest from Securities of Affiliated Issuers	17	—	55	248
Income from Securities Loaned — Net	12	—	16	31
Less: Foreign Taxes Withheld	(— @)	(1,917)	(— @)	(8)
Total Investment Income	1,243	53,162	2,718	16,679
Expenses:
Investment Advisory Fees (Note B)	211	34,802	259	1,378
Sub Transfer Agency Fees	19	6,135	154	229
Administration Fees (Note C)	37	5,568	55	294
Custodian Fees (Note F)	141	458	50	180
Shareholder Reporting Fees	13	709	11	31
Professional Fees	63	261	61	101
Registration Fees	27	162	30	38
Trustees' Fees and Expenses	2	180	3	13
Transfer Agency Fees (Note E)	19	136	8	25
Pricing Fees	67	6	35	61
Shareholder Servicing Fees — Investment Class (Note D)	4	—	—	7
Shareholder Servicing Fees — Class P (Note D)	45	7,370	— @	14
Other Expenses	13	173	16	59
Total Expenses	661	55,960	682	2,430
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(259)	—
Expenses Reimbursed by Advisor (Note B)	—	—	(77)	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(7)	(456)	(2)	(18)
Net Expenses	654	55,504	344	2,412
Net Investment Income (Loss)	589	(2,342)	2,374	14,267
Realized Gain (Loss):
Investments Sold	4,187	659,245	2,645	23,224
Investments in Affiliates	28	—	269	1,698
Foreign Currency Exchange Contracts	23	—	—	(325)
Foreign Currency Transactions	8	(432)	—	8
Futures Contracts	207	—	38	1,802
Swap Agreements	(138)	—	(1,075)	(5,460)
Net Realized Gain	4,315	658,813	1,877	20,947
Change in Unrealized Appreciation (Depreciation):
Investments	(4,148)	(763,733)	(2,102)	(26,379)
Investments in Affiliates	(165)	—	(269)	(1,858)
Foreign Currency Exchange Contracts	132	—	—	12
Foreign Currency Translations	(9)	(7)	—	1
Futures Contracts	(144)	—	(96)	(334)
Swap Agreements	106	—	1,044	5,391
Net Change in Unrealized Appreciation (Depreciation)	(4,228)	(763,740)	(1,423)	(23,167)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	87	(104,927)	454	(2,220)
Net Increase (Decrease) in Net Assets Resulting from Operations	$676	$(107,269)	$2,828	$12,047

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Operations

	Investment Grade Fixed Income Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Affiliated Issuers	$3	$4	$1
Interest from Securities of Unaffiliated Issuers	3,034	4,990	1,287
Interest from Securities of Affiliated Issuers	95	111	17
Income from Securities Loaned — Net	17	—	—
Less: Foreign Taxes Withheld	(2)	(2)	—
Total Investment Income	3,147	5,103	1,305
Expenses:
Investment Advisory Fees (Note B)	290	564	94
Administration Fees (Note C)	62	150	20
Sub Transfer Agency Fees	20	190	—
Professional Fees	60	56	59
Custodian Fees (Note F)	56	47	34
Registration Fees	58	23	21
Pricing Fees	35	26	37
Transfer Agency Fees (Note E)	15	11	6
Shareholder Reporting Fees	— @	30	— @
Trustees' Fees and Expenses	2	7	2
Shareholder Servicing Fees — Class P (Note D)	1	— @	1
Shareholder Servicing Fees — Class H (Note D)	1	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	23	—	—
Other Expenses	19	15	8
Total Expenses	642	1,119	282
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(94)
Expenses Reimbursed by Advisor (Note B)	—	—	(61)
Voluntary Waiver of Shareholder Servicing Fees — Class P (Note D)	(— @)	—	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(3)	(3)	(1)
Net Expenses	639	1,116	126
Net Investment Income	2,508	3,987	1,179
Realized Gain (Loss):
Investments Sold	3,198	3,096	673
Investments in Affiliates	346	74	31
Foreign Currency Exchange Contracts	—	—	(1)
Foreign Currency Transactions	—	—	(— @)
Futures Contracts	(184)	(298)	(9)
Swap Agreements	(1,266)	(3,029)	(244)
Net Realized Gain (Loss)	2,094	(157)	450
Change in Unrealized Appreciation (Depreciation):
Investments	(2,317)	(4,972)	(22)
Investments in Affiliates	(351)	(97)	(39)
Foreign Currency Exchange Contracts	—	—	(4)
Foreign Currency Translations	—	—	(1)
Futures Contracts	(89)	(56)	34
Swap Agreements	1,117	2,687	258
Net Change in Unrealized Appreciation (Depreciation)	(1,640)	(2,438)	226
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	454	(2,595)	676
Net Increase in Net Assets Resulting from Operations	$2,962	$1,392	$1,855

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Balanced Portfolio		Mid Cap Growth Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$589	$815	$(2,342)	$11,374
Net Realized Gain (Loss)	4,315	(2,288)	658,813	188,204
Net Change in Unrealized Appreciation (Depreciation)	(4,228)	6,588	(763,740)	777,428
Net Increase (Decrease) in Net Assets Resulting from Operations	676	5,115	(107,269)	977,006
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(410)	(537)	(9,653)	(492)
Investment Class:
Net Investment Income	(41)*	(85)	—	—
Class P:
Net Investment Income	(234)	(296)	(2,780)	—
Total Distributions	(685)	(918)	(12,433)	(492)
Capital Share Transactions:(1)
Class I:
Subscribed	1,198	481	1,490,614	889,304
Distributions Reinvested	406	537	8,865	472
Conversion from Investment Class	5,798	—	—	—
Redeemed	(4,609)	(26,425)	(614,738)	(420,200)
Investment Class:
Subscribed	168 *	294	—	—
Distributions Reinvested	41 *	85	—	—
Conversion to Class I	(5,798)	—	—	—
Redeemed	(73)*	(105)	—	—
Class P:
Subscribed	1,375	1,623	1,017,179	1,024,930
Distributions Reinvested	234	295	2,751	—
Redeemed	(1,852)	(4,318)	(869,991)	(566,573)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,112)	(27,533)	1,034,680	927,933
Total Increase (Decrease) in Net Assets	(3,121)	(23,336)	914,978	1,904,447
Net Assets:
Beginning of Period	45,170	68,506	5,477,558	3,573,111
End of Period	$42,049	$45,170	$6,392,536	$5,477,558
Undistributed (Distribution in Excess of) Net Investment Income Included in End of Period Net Assets	$328	$353	$(908)	$10,899
(1) Capital Share Transactions:
Class I:
Shares Subscribed	92	40	38,900	29,554
Shares Issued on Distributions Reinvested	30	45	238	17
Conversion from Investment Class	432	—	—	—
Shares Redeemed	(348)	(2,184)	(16,008)	(14,261)
Net Increase (Decrease) in Class I Shares Outstanding	206	(2,099)	23,130	15,310
Investment Class:
Shares Subscribed	13 *	25	—	—
Shares Issued on Distributions Reinvested	3 *	7	—	—
Conversion to Class I	(433)	—	—	—
Shares Redeemed	(5)*	(8)	—	—
Net Increase (Decrease) in Investment Class Shares Outstanding	(422)	24	—	—
Class P:
Shares Subscribed	104	134	27,862	35,479
Shares Issued on Distributions Reinvested	18	25	76	—
Shares Redeemed	(141)	(360)	(24,055)	(19,574)
Net Increase (Decrease) in Class P Shares Outstanding	(19)	(201)	3,883	15,905

*  For the period October 1, 2010 through March 22, 2011.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Core Fixed Income Portfolio		Core Plus Fixed Income Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,374	$2,982	$14,267	$29,105
Net Realized Gain	1,877	3,011	20,947	37,667
Net Change in Unrealized Appreciation (Depreciation)	(1,423)	754	(23,167)	5,313
Net Increase in Net Assets Resulting from Operations	2,828	6,747	12,047	72,085
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,131)	(2,890)	(15,254)	(26,942)
Investment Class:
Net Investment Income	—	—	(898)*	(3,836)
Class P:
Net Investment Income	(4)	(6)	(206)	(197)
Total Distributions	(2,135)	(2,896)	(16,358)	(30,975)
Capital Share Transactions:(1)
Class I:
Subscribed	2,966	5,258	42,742	124,974
Distributions Reinvested	2,131	2,881	15,228	26,764
Conversion from Investment Class	—	—	94	—
Redeemed	(17,577)	(30,097)	(193,906)	(549,999)
Investment Class:
Subscribed	—	—	—	26
Conversion to Class I	—	—	(94)	—
Redeemed	—	—	(92,182)*	(27,291)
Class P:
Subscribed	6	—	1,120	779
Distributions Reinvested	4	6	206	196
Redeemed	(173)	(21)	(2,394)	(2,028)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(12,643)	(21,973)	(229,186)	(426,579)
Total Decrease in Net Assets	(11,950)	(18,122)	(233,497)	(385,469)
Net Assets:
Beginning of Period	75,860	93,982	533,377	918,846
End of Period	$63,910	$75,860	$299,880	$533,377
Undistributed Net Investment Income Included in End of Period Net Assets	$976	$528	$6,415	$5,908
(1) Capital Share Transactions:
Class I:
Shares Subscribed	302	548	4,346	13,192
Shares Issued on Distributions Reinvested	217	303	1,559	2,836
Conversion from Investment Class	—	—	10	—
Shares Redeemed	(1,778)	(3,142)	(19,801)	(57,130)
Net Decrease in Class I Shares Outstanding	(1,259)	(2,291)	(13,886)	(41,102)
Investment Class:
Shares Subscribed	—	—	—	— @@
Conversion to Class I	—	—	(9)	—
Shares Redeemed	—	—	(9,331)*	(2,839)
Net Decrease in Investment Class Shares Outstanding	—	—	(9,340)	(2,839)
Class P:
Shares Subscribed	1	—	114	80
Shares Issued on Distributions Reinvested	— @@	1	21	21
Shares Redeemed	(18)	(2)	(242)	(212)
Net Decrease in Class P Shares Outstanding	(17)	(1)	(107)	(111)

*  For the period October 1, 2010 through March 14, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Investment Grade Fixed Income Portfolio		Limited Duration Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$2,508	$3,231	$3,987	$5,691
Net Realized Gain (loss)	2,094	4,355	(157)	4,599
Net Change in Unrealized Appreciation (Depreciation)	(1,640)	232	(2,438)	(1,698)
Net Increase in Net Assets Resulting from Operations	2,962	7,818	1,392	8,592
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,195)	(3,953)	(3,268)	(5,286)
Paid-in-Capital	—	—	—	(161)
Class P:
Net Investment Income	(14)	(24)	(2)	(2)
Paid-in-Capital	—	—	—	(— @)
Class H:
Net Investment Income	(5)	(6)	—	—
Class L:
Net Investment Income	(119)	(200)	—	—
Total Distributions	(2,333)	(4,183)	(3,270)	(5,449)
Capital Share Transactions:(1)
Class I:
Subscribed	4,447	6,110	11,161	13,427
Distributions Reinvested	2,100	3,815	3,267	5,446
Redeemed	(24,083)	(74,847)	(53,349)	(76,202)
Class P:
Subscribed	10	— @	250	—
Distributions Reinvested	14	23	2	2
Redeemed	(207)	(69)	(108)	(119)
Class H:
Subscribed	301	— @	—	—
Distributions Reinvested	2	3	—	—
Redeemed	(1)	(2)	—	—
Class L:
Subscribed	266	1,986	—	—
Distributions Reinvested	115	194	—	—
Redeemed	(1,827)	(2,065)	—	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(18,863)	(64,852)	(38,777)	(57,446)
Total Decrease in Net Assets	(18,234)	(61,217)	(40,655)	(54,303)
Net Assets:
Beginning of Period	85,605	146,822	208,660	262,963
End of Period	$67,371	$85,605	$168,005	$208,660
Undistributed (Distribution in Excess of) Net Investment Income Included in End of Period Net Assets	$916	$527	$822	$(13)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets (cont'd)

	Investment Grade Fixed Income Portfolio			Limited Duration Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)		Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	443	622		1,439	1,742
Shares Issued on Distributions Reinvested	210	392		421	708
Shares Redeemed	(2,383)	(7,658)		(6,875)	(9,893)
Net Decrease in Class I Shares Outstanding	(1,730)	(6,644)		(5,015)	(7,443)
Class P:
Shares Subscribed	1	—	@@	32	—
Shares Issued on Distributions Reinvested	1	2		— @@	— @@
Shares Redeemed	(20)	(7)		(14)	(16)
Net Increase (Decrease) in Class P Shares Outstanding	(18)	(5)		18	(16)
Class H:
Shares Subscribed	29	—	@@	—	—
Shares Issued on Distributions Reinvested	— @@	—	@@	—	—
Shares Redeemed	(— @@)	(—	@@)	—	—
Net Increase in Class H Shares Outstanding	29	—	@@	—	—
Class L:
Shares Subscribed	27	202		—	—
Shares Issued on Distributions Reinvested	12	20		—	—
Shares Redeemed	(183)	(210)		—	—
Net Increase (Decrease) in Class L Shares Outstanding	(144)	12		—	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Statements of Changes in Net Assets

	Long Duration Fixed Income Portfolio
	Year Ended September 30, 2011 (000)	Year Ended September 30, 2010 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,179	$1,525
Net Realized Gain	450	1,608
Net Change in Unrealized Appreciation (Depreciation)	226	675
Net Increase in Net Assets Resulting from Operations	1,855	3,808
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,088)	(1,518)
Net Realized Gain	(1,496)	(1,612)
Class P:
Net Investment Income	(22)	(26)
Net Realized Gain	(27)	(30)
Total Distributions	(2,633)	(3,186)
Capital Share Transactions:(1)
Class I:
Subscribed	221	7
Distributions Reinvested	236	326
Redeemed	(8,365)	—
Class P:
Subscribed	—	—
Redeemed	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,908)	333
Total Increase (Decrease) in Net Assets	(8,686)	955
Net Assets:
Beginning of Period	32,940	31,985
End of Period	$24,254	$32,940
Undistributed Net Investment Income Included in End of Period Net Assets	$338	$295
(1) Capital Share Transactions:
Class I:
Shares Subscribed	19	— @@
Shares Issued on Distributions Reinvested	23	30
Shares Redeemed	(811)	—
Net Increase (Decrease) in Class I Shares Outstanding	(769)	30
Class P:
Shares Subscribed	—	—
Shares Redeemed	—	—
Net Increase (Decrease) in Class P Shares Outstanding	—	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Balanced Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.55		$11.66		$11.87		$14.69	$12.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.21		0.16		0.38	0.32
Net Realized and Unrealized Gain (Loss)	(0.02)		0.91		0.17		(2.84)	2.00
Total from Investment Operations	0.16		1.12		0.33		(2.46)	2.32
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.23)		(0.54)		(0.36)	(0.26)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.50		$12.55		$11.66		$11.87	$14.69
Total Return++	1.07%		9.77%		3.45	%**	(17.02)%	18.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$25,192		$22,706		$45,567		$40,799	$310,886
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	0.89	%+††	0.67	%+	0.57%+	0.61	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.35	%+††	1.73	%+††	1.56	%+	2.66%+	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.04%		0.05%	0.00	%§
Portfolio Turnover Rate	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.58%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		2.65%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Balanced Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.52		$11.63		$11.84		$14.66	$12.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.18		0.13		0.32	0.29
Net Realized and Unrealized Gain (Loss)	(0.03)		0.91		0.17		(2.81)	1.98
Total from Investment Operations	0.12		1.09		0.30		(2.49)	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.20)		(0.51)		(0.33)	(0.22)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$12.47		$12.52		$11.63		$11.84	$14.66
Total Return++	0.83%		9.52%		3.15	%**	(17.26)%	18.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,857		$17,169		$18,290		$32,398	$31,183
Ratio of Expenses to Average Net Assets (1)	1.55	%+††	1.14	%+††	1.03	%+	0.90%+	0.87	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.10	%+††	1.48	%+††	1.27	%+	2.35%+	2.11	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.04%		0.06%	0.00	%§
Portfolio Turnover Rate	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.08	%+	0.91%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		1.22	%+	2.34%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.58		$26.96		$23.99		$33.68		$25.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.03		0.11		0.03		0.05¥		0.17
Net Realized and Unrealized Gain (Loss)	0.14		6.52		2.94		(9.58)		8.42
Total from Investment Operations	0.17		6.63		2.97		(9.53)		8.59
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.01)		—		(0.16)		(0.12)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$33.65		$33.58		$26.96		$23.99		$33.68
Total Return++	0.47%		24.58%		12.38	%**	(28.42	)%¥	34.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,797,139		$3,012,006		$2,005,809		$1,609,506		$1,647,326
Ratio of Expenses to Average Net Assets	0.69	%+††	0.68	%+††	0.69	%+	0.63	%+	0.63	%+
Ratio of Net Investment Income to Average Net Assets	0.07	%+††	0.38	%+††	0.16	%+	0.17	%+	0.57	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class I.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$32.51		$26.15		$23.33		$32.78		$24.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.07)		0.04		(0.02)		(0.02	)¥	0.09
Net Realized and Unrealized Gain (Loss)	0.15		6.32		2.84		(9.34)		8.20
Total from Investment Operations	0.08		6.36		2.82		(9.36)		8.29
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		—		—		(0.09)		(0.05)
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$32.55		$32.51		$26.15		$23.33		$32.78
Total Return++	0.22%		24.32%		12.04	%**	(28.59	)%¥	33.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,595,397		$2,465,552		$1,567,302		$1,236,945		$1,520,096
Ratio of Expenses to Average Net Assets (1)	0.94	%+††	0.93	%+††	0.96	%+	0.88	%+	0.88	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.18	)%+††	0.13	%+††	(0.11	)%+	(0.07	)%+	0.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	35%		23%		27%		37%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.89	%+	N/A
Net Investment Loss to Average Net Assets	N/A		N/A		N/A		(0.08	)%+	N/A

†  Per share amount is based on average shares outstanding.

¥  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.96		$9.49		$9.18		$10.77	$10.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.34		0.34		0.34		0.53	0.52
Net Realized and Unrealized Gain (Loss)	0.08		0.45		0.57		(1.60)	(0.02)
Total from Investment Operations	0.42		0.79		0.91		(1.07)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.32)		(0.60)		(0.52)	(0.53)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.08		$9.96		$9.49		$9.18	$10.77
Total Return++	4.34%		8.57%		10.41%		(10.40)%	4.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,866		$75,651		$93,768		$186,305	$308,111
Ratio of Expenses to Average Net Assets (1)	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.49	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.43	%+††	3.58	%+††	3.73	%+	5.11%+	4.83	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.99	%††	0.67	%+††	0.61	%+	0.53%+	0.54	%+
Net Investment Income to Average Net Assets	2.94	%††	3.41	%+††	3.62	%+	5.07%+	4.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.01		$9.53		$9.12		$10.71	$10.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.32		0.31		0.50	0.49
Net Realized and Unrealized Gain (Loss)	0.09		0.46		0.58		(1.60)	(0.02)
Total from Investment Operations	0.40		0.78		0.89		(1.10)	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.30)		(0.48)		(0.49)	(0.50)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.14		$10.01		$9.53		$9.12	$10.71
Total Return++	4.11%		8.47%		10.10%		(10.68)%	4.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$44		$209		$214		$487	$11,805
Ratio of Expenses to Average Net Assets (1)	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.74	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.18	%+††	3.33	%+††	3.48	%+	4.87%+	4.58	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.24	%††	0.92	%+††	0.86	%+	0.78%+	0.79	%+
Net Investment Income to Average Net Assets	2.69	%††	3.16	%+††	3.37	%+	4.84%+	4.54	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.96		$9.41		$9.41		$11.40	$11.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.38		0.34		0.41		0.66	0.58
Net Realized and Unrealized Gain (Loss)	(0.02)		0.57		0.27		(2.10)	(0.05)
Total from Investment Operations	0.36		0.91		0.68		(1.44)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.40)		(0.36)		(0.68)		(0.55)	(0.65)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$9.92		$9.96		$9.41		$9.41	$11.40
Total Return++	3.74%		10.02%		7.56%		(13.07)%	4.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$295,226		$434,657		$797,788		$1,210,286	$2,367,043
Ratio of Expenses to Average Net Assets (1)	0.66	%+††	0.51	%+††	0.49	%+	0.45%+	0.44	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.88	%+††	3.53	%+††	4.56	%+	6.13%+	5.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.50	%+	0.45%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		4.55	%+	6.13%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.97		$9.40		$9.40		$11.38	$11.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.36		0.31		0.41		0.63	0.55
Net Realized and Unrealized Gain (Loss)	(0.02)		0.57		0.24		(2.09)	(0.05)
Total from Investment Operations	0.34		0.88		0.65		(1.46)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.37)		(0.31)		(0.65)		(0.52)	(0.62)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$9.94		$9.97		$9.40		$9.40	$11.38
Total Return++	3.57%		9.73%		7.26%		(13.23)%	4.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,654		$5,732		$6,442		$97,823	$137,733
Ratio of Expenses to Average Net Assets (1)	0.91	%+††	0.76	%+††	0.73	%+	0.70%+	0.69	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.63	%+††	3.28	%+††	4.56	%+	5.87%+	4.84	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.70%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		5.87%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$10.17		$9.75		$9.61	$11.15	$11.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.33		0.31	0.55	0.52
Net Realized and Unrealized Gain (Loss)	0.07		0.49		0.38	(1.57)	0.01
Total from Investment Operations	0.40		0.82		0.69	(1.02)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.40)		(0.55)	(0.52)	(0.60)
Redemption Fees	—		—		0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$10.17		$9.75	$9.61	$11.15
Total Return++	4.05%		8.65%		7.46%	(9.37)%	4.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$62,410		$79,337		$140,890	$316,894	$519,504
Ratio of Expenses to Average Net Assets	0.80	%+††	0.76	%+††	0.56%+	0.52%+	0.50	%+
Ratio of Net Investment Income to Average Net Assets	3.27	%+††	3.36	%+††	3.30%+	5.18%+	4.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01%	0.00	%§
Portfolio Turnover Rate	224%		277%		545%	325%	124%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.16		$9.74		$9.60		$11.14	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.31		0.30		0.53	0.51
Net Realized and Unrealized Gain (Loss)	0.08		0.49		0.38		(1.57)	0.00	‡
Total from Investment Operations	0.39		0.80		0.68		(1.04)	0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.38)		(0.54)		(0.50)	(0.58)
Redemption Fees	—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.27		$10.16		$9.74		$9.60	$11.14
Total Return++	3.99%		8.50%		7.44%		(9.60)%	4.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$408		$590		$611		$842	$1,177
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.91	%+††	0.69	%+	0.67%+	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.12	%+††	3.21	%+††	3.19	%+	5.01%+	4.59	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	224%		277%		545%		325%	124%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%††	1.01	%+††	0.79	%+	0.77%+	0.75	%+
Net Investment Income to Average Net Assets	3.02	%††	3.11	%+††	3.09	%+	4.91%+	4.49	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class H
	Year Ended September 30,					Period from January 2, 2008^ to
Selected Per Share Data and Ratios	2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.16		$9.74		$9.53	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.31		0.31		0.28	0.21
Net Realized and Unrealized Gain (Loss)	0.07		0.48		0.39	(1.68)
Total from Investment Operations	0.38		0.79		0.67	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.37)		(0.46)	(0.15)
Redemption Fees	—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.27		$10.16		$9.74	$9.53
Total Return++	3.89%		8.39%		7.21%	(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$473		$170		$162	$85
Ratio of Expenses to Average Net Assets	1.05	%+††	1.01	%+††	0.81%+	2.98	%+*
Ratio of Net Investment Income to Average Net Assets	3.02	%+††	3.11	%+††	2.94%+	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class L
	Year Ended September 30,					Period from June 16, 2008^ to
Selected Per Share Data and Ratios	2011		2010		2009	September 30, 2008
Net Asset Value, Beginning of Period	$10.15		$9.74		$9.63	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.28		0.24	0.12
Net Realized and Unrealized Gain (Loss)	0.08		0.48		0.41	(0.60)
Total from Investment Operations	0.36		0.76		0.65	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.35)		(0.54)	(0.01)
Redemption Fees	—		—		0.00 ‡	—
Net Asset Value, End of Period	$10.26		$10.15		$9.74	$9.63
Total Return++	3.51%		8.15%		7.08%	(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,080		$5,508		$5,159	$58
Ratio of Expenses to Average Net Assets	1.30	%+††	1.26	%+††	1.06%+	1.15	%+*
Ratio of Net Investment Income to Average Net Assets	2.77	%+††	2.86	%+††	2.58%+	4.34	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.01%	0.01	%*
Portfolio Turnover Rate	224%		277%		545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.79		$7.68		$8.00	$10.24	$10.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.18		0.24	0.49	0.51
Net Realized and Unrealized Gain (Loss)	(0.10)		0.10		(0.12)	(2.22)	(0.08)
Total from Investment Operations	0.06		0.28		0.12	(1.73)	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.16)		(0.44)	(0.51)	(0.53)
Paid-in-Capital	—		(0.01)		—	—	—
Total Distributions	(0.14)		(0.17)		(0.44)	(0.51)	(0.53)
Redemption Fees	—		—		0.00 ‡	—	0.00 ‡
Net Asset Value, End of Period	$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	0.71%		3.74%		1.77%	(17.57)%	4.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$167,811		$208,608		$262,794	$568,156	$1,058,151
Ratio of Expenses to Average Net Assets (1)	0.59	%+††	0.55	%+††	0.45%+	0.43%+	0.45%+
Ratio of Net Investment Income to Average Net Assets (1)	2.12	%+††	2.39	%+††	3.16%+	5.22%+	4.94%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.01%	0.00%§
Portfolio Turnover Rate	35%		95%		110%	20%	56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A	0.43%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A	5.22%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended September 30,						Period from September 28, 2007^ to
Selected Per Share Data and Ratios	2011		2010		2009	2008	September 30, 2007
Net Asset Value, Beginning of Period	$7.79		$7.68		$8.00	$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.17		0.22	0.47	0.00	‡
Net Realized and Unrealized Gain (Loss)	(0.12)		0.09		(0.12)	(2.23)	(0.00	)‡
Total from Investment Operations	0.03		0.26		0.10	(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.15)		(0.42)	(0.48)	—
Paid-in-Capital	—		(0.00	)‡	—	—	—
Total Distributions	(0.11)		(0.15)		(0.42)	(0.48)	—
Redemption Fees	—		—		0.00 ‡	—	0.00	‡
Net Asset Value, End of Period	$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	0.45%		3.48%		1.52%	(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$194		$52		$169	$294	$1,020
Ratio of Expenses to Average Net Assets	0.84	%+††	0.80	%+††	0.70%+	0.68%+	0.59	%+*
Ratio of Net Investment Income to Average Net Assets	1.87	%+††	2.14	%+††	2.87%+	4.95%+	5.38	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	0.01%	0.06	%*
Portfolio Turnover Rate	35%		95%		110%	20%	56	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

#  Not Annualized.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.73		$11.52		$9.93		$10.33	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.50		0.55		0.49		0.46	0.49
Net Realized and Unrealized Gain (Loss)	0.66		0.80		1.66		(0.37)	(0.18)
Total from Investment Operations	1.16		1.35		2.15		0.09	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.55)		(0.56)		(0.49)	(0.43)
Net Realized Gain	(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(1.00)		(1.14)		(0.56)		(0.49)	(0.46)
Net Asset Value, End of Period	$11.89		$11.73		$11.52		$9.93	$10.33
Total Return++	11.40%		13.09%		22.19%		0.87%	3.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,660		$32,354		$31,410		$27,438	$25,297
Ratio of Expenses to Average Net Assets (1)	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.50%+
Ratio of Net Investment Income to Average Net Assets (1)	4.69	%+††	4.98	%+††	4.68	%+	4.44%+	4.73%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%††	0.79	%+††	0.80	%+	0.75%+	0.94%+
Net Investment Income to Average Net Assets	4.07	%††	4.69	%+††	4.38	%+	4.18%+	4.29%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Financial Highlights

Long Duration Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.72		$11.51		$9.92		$10.32	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.48		0.51		0.46		0.44	0.46
Net Realized and Unrealized Gain (Loss)	0.65		0.82		1.67		(0.37)	(0.19)
Total from Investment Operations	1.13		1.33		2.13		0.07	0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.53)		(0.54)		(0.47)	(0.40)
Net Realized Gain	(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(0.97)		(1.12)		(0.54)		(0.47)	(0.43)
Net Asset Value, End of Period	$11.88		$11.72		$11.51		$9.92	$10.32
Total Return++	11.13%		12.81%		21.91%		0.61%	2.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$594		$586		$575		$496	$516
Ratio of Expenses to Average Net Assets (1)	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.75%+
Ratio of Net Investment Income to Average Net Assets (1)	4.44	%+††	4.73	%+††	4.43	%+	4.18%+	4.48%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%††	1.04	%+††	1.05	%+	1.00%+	1.19%+
Net Investment Income to Average Net Assets	3.82	%††	4.44	%+††	4.13	%+	3.92%+	4.04%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2011 Annual Report

September 30, 2011

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT'' or the "Fund'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Fund is comprised of seven separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different shareholder service fees as described in Note D.

The Fund has suspended offering shares of the Mid Cap Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

The Board of Trustees of the Fund approved closing and eliminating the Investment Class of the Balanced Portfolio and the Core Plus Fixed Income Portfolio. Consequently, the Portfolios ceased offering Investment Class shares at the close of business on March 25, 2011 and share class was subsequently eliminated.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Portfolio in the preparation of its financial statements. U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Certain Portfolios' net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

3.  Derivatives: Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolios used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Brokers" on the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps: A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statements of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statements of Operations.

A Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where a Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, such Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When a Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default or similar event of the referenced debt obligation.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statements of Assets and Liabilities.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") "Derivatives and Hedging: Overall" ("ASC 815") is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects a Portfolio's financial position and results of operations.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of September 30, 2011.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)	Swaps Agreements (000)
Balanced Portfolio:
Currency Risk	Receivables	$203	$—	$—
Equity Risk	Receivables	—	23	—
Interest Rate Risk	Receivables	—	7	143
Total Receivables		$203	$30	$143
Currency Risk	Payables	75	—	—
Equity Risk	Payables	—	78	—
Interest Rate Risk	Payables	—	24	168
Total Payables		$75	$102	$168
Core Fixed Income Portfolio:
Interest Rate Risk	Receivables	$—	$—	$233
Interest Rate Risk	Payables	$—	$71	$439
Core Plus Fixed Income Portfolio:
Currency Risk	Receivables	$668	$—	$—
Interest Rate Risk	Receivables	—	236	2,313
Total Receivables		$668	$236	$2,313
Currency Risk	Payables	656	—	—
Interest Rate Risk	Payables	—	302	2,782
Total Payables		$656	$302	$2,782
Investment Grade Fixed Income Portfolio:
Interest Rate Risk	Payables	$—	$79	$—
Limited Duration Portfolio:
Interest Rate Risk	Receivables	$—	$2	$743
Interest Rate Risk	Payables	$—	$19	$1,271
Long Duration Fixed Income Portfolio:
Currency Risk	Receivables	$10	$—	$—
Interest Rate Risk	Receivables	—	26	261
Total Receivables		$10	$26	$261
Currency Risk	Payables	14	—	—
Interest Rate Risk	Payables	—	2	378
Total Payables		$14	$2	$378

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2011 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Portfolio		Foreign Currency
	Currency Risk	Exchange Contracts	$23
	Equity Risk	Futures Contracts	277
	Interest Rate Risk	Futures Contracts	(70)
	Interest Rate Risk	Swap Agreements	(138)
Total			$92
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced Portfolio		Foreign Currency
	Currency Risk	Exchange Contracts	$132
	Equity Risk	Futures Contracts	(128)
	Interest Rate Risk	Futures Contracts	(16)
	Interest Rate Risk	Swap Agreements	106
Total			$94
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income Portfolio	Interest Rate Risk	Futures Contracts	$38
	Interest Rate Risk	Swap Agreements	(1,023)
	Credit Risk	Swap Agreements	(52)
Total			$(1,037)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income Portfolio	Interest Rate Risk	Futures Contracts	$(96)
	Interest Rate Risk	Swap Agreements	995
	Credit Risk	Swap Agreements	49
Total			$948
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(325)
	Interest Rate Risk	Futures Contracts	1,802
	Interest Rate Risk	Swap Agreements	(5,179)
	Credit Risk	Swap Agreements	(281)
Total			$(3,983)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$12
	Interest Rate Risk	Futures Contracts	(334)
	Interest Rate Risk	Swap Agreements	5,128
	Credit Risk	Swap Agreements	263
Total			$5,069
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed
Income Portfolio	Interest Rate Risk	Futures Contracts	$(184)
	Interest Rate Risk	Swap Agreements	(1,211)
	Credit Risk	Swap Agreements	(55)
Total			$(1,450)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Investment Grade Fixed
Income Portfolio	Interest Rate Risk	Futures Contracts	$(89)
	Interest Rate Risk	Swap Agreements	1,064
	Credit Risk	Swap Agreements	53
Total			$1,028

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration Portfolio	Interest Rate Risk	Futures Contracts	$(298)
	Interest Rate Risk	Swap Agreements	(3,029)
Total			$(3,327)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration Portfolio	Interest Rate Risk	Futures Contracts	$(56)
	Interest Rate Risk	Swap Agreements	2,687
Total			$2,631
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(1)
	Interest Rate Risk	Futures Contracts	(9)
	Interest Rate Risk	Swap Agreements	(244)
Total			$(254)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
Portfolio	Currency Risk	Exchange Contracts	$(4)
	Interest Rate Risk	Futures Contracts	34
	Interest Rate Risk	Swap Agreements	258
Total			$288

For the year ended September 30, 2011, Balanced, Core Plus Fixed Income and Long Duration Fixed Income Portfolio's average monthly principal amount of foreign exchange contracts was approximately $5,247,000, $10,378,000 and $174,000, average monthly original value of futures contracts was approximately $11,866,000, $105,396,000, and $5,428,000, and average monthly notional value of swap agreements was approximately $13,084,000, $296,269,000 and $21,580,000, respectively. Core Fixed Income, Investment Grade Fixed Income and Limited Duration Portfolio's average monthly original value of futures contracts was approximately $14,960,000, $19,175,000, and $32,813,000 and average monthly notional value of swap agreements was approximately $19,577,000, $18,015,000, and $49,737,000, respectively.

4.  When-Issued/Delayed Delivery Securities: Certain Portfolios purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When a Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management") a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rates listed below, to each Portfolio's average daily net assets.

Portfolio	Average Daily Net Assets	Advisory Fee
Balanced		0.450%
Mid Cap Growth		0.500
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion	0.375
	over $1 billion	0.300
Investment Grade Fixed Income		0.375
Limited Duration		0.300
Long Duration Fixed Income		0.375

With respect to certain portfolios, the Adviser has agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolio for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed expense limitations established for each class of shares as presented in the table below.

	Expense Limitations
Portfolio	Class I	Class P
Core Fixed Income	0.50%	0.75%
Long Duration Fixed Income	0.50%	0.75%

The fee waivers and/or expense reimbursements are expected to continue (such that the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed those amounts listed above) for one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. For the year ended September 30, 2011, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Adivsory Fees Waived and/or Reimbursed (000)
Core Fixed Income	$336
Long Duration Fixed Income	155

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund.

Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of up to 0.15% of the Portfolio's average daily net assets attributable to Investment

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Class shares. Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares, respectively. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares' average daily net assets for the Investment Grade Fixed Income Portfolio. On March 25, 2011, the Balanced Portfolio and Core Plus Fixed Income Portfolio ceased offering the Investment Class.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended September 30, 2011, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$29,439	$31,751
Mid Cap Growth	3,188,739	2,334,082
Core Fixed Income	13,614	16,654
Core Plus Fixed Income	123,362	238,820
Investment Grade Fixed Income	16,570	18,678
Limited Duration	53,462	75,229
Long Duration Fixed Income	958	6,584

During the year ended September 30, 2011, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$39,292	$38,951
Core Fixed Income	145,915	155,464
Core Plus Fixed Income	691,133	815,386
Investment Grade Fixed Income	152,793	170,851
Limited Duration	10,460	26,910
Long Duration Fixed Income	13,655	17,597

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended September 30, 2011 is as follows:

Portfolio	Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value September 30, 2011 (000)
Balanced	$13,223	$23,937	$33,204	$7	$3,956
Mid Cap Growth	359,619	2,087,765	2,166,630	532	280,754
Core Fixed Income	13,668	51,846	62,434	2	3,080
Core Plus Fixed Income	29,017	390,371	402,142	20	17,246
Investment Grade Fixed Income	10,754	60,211	66,824	3	4,141
Limited Duration	2,778	54,271	51,203	4	5,846
Long Duration Fixed Income	323	14,338	14,025	1	636

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the year ended September 30, 2011, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Balanced	$6
Mid Cap Growth	456
Core Fixed Income	2
Core Plus Fixed Income	18
Investment Grade Fixed Income	3
Limited Duration	3
Long Duration Fixed Income	1

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

The Balanced Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the year ended September 30, 2011, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $118,000 at September 30, 2011.

A summary of the Balanced Portfolio's transactions in shares of the Emerging Markets Portfolio during the year ended September 30, 2011 is as follows:

Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value September 30, 2011 (000)
$—	$118	$—	$—	$—	$93

For the year ended September 30, 2011, the following Portfolios invest in Citigroup, Inc., and its affiliated broker/dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Portfolio	Value September 30, 2010 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Interest Income (000)	Value September 30, 2011 (000)
Balanced	$443	$301	$182	$28	$17	$451
Core Fixed Income	1,307	—	850	269	55	456
Core Plus Fixed Income	8,990	1,741	7,038	1,698	248	3,518
Investment Grade Fixed Income	2,153	—	1,098	346	95	1,047
Limited Duration	4,030	1,434	2,003	74	111	3,413
Long Duration Fixed Income	404	—	144	31	17	251

During the year ended September 30, 2011, the following Portfolio incurred brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

Portfolio	Broker Commissions (000)
Mid Cap Growth	$28

During the year ended September 30, 2011, the following Portfolios paid brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act:

Portfolio	Broker Commissions (000)
Balanced	$3
Mid Cap Growth	30

H. Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolios' Statements of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at September 30, 2011 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Cash Collateral* (000)	Value of Non-Cash Collateral** (000)	Uninvested Cash Collateral (000)
Balanced	$2,122	$1,886	$301	—	@
Core Fixed Income	509	516	—	—	@
Core Plus Fixed Income	3,721	3,793	—	—	@
Investment Grade Fixed Income	961	980	—	—	@

@  Amount is less than $500.

*  The Portfolios invest cash collateral received in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Fund as reported in the Portfolios of Investments.

** The Portfolio received non-cash collateral in the form of U.S. Government Agencies and Obligations, which the Portfolio cannot sell or repledge and, accordingly, are not reflected in the Portfolio of Investments.

I. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Limited Duration Portfolio which are declared and paid monthly and those of the Mid Cap Growth Portfolio, which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-in Capital (000)	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-in Capital (000)
Balanced	$685	$—	$—	$918	$—	$—
Mid Cap Growth	8,346	4,087	—	492	—	—
Core Fixed Income	2,135	—	—	2,896	—	—
Core Plus Fixed Income	16,358	—	—	30,975	—	—
Investment Grade Fixed Income	2,333	—	—	4,183	—	—
Limited Duration	3,270	—	—	5,288	—	161
Long Duration Fixed Income	1,794	839	—	1,544	1,642	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, net operating losses, distribution redesignations, nondeductible expenses, paydown adjustments and expiration of capital loss carryforwards, resulted in the following reclassifications among the components of net assets at September 30, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in-Capital (000)
Balanced	$71	$3,291	$(3,362)
Mid Cap Growth	2,968	423	(3,391)
Core Fixed Income	209	(158)	(51)
Core Plus Fixed Income	2,598	18,557	(21,155)
Investment Grade Fixed Income	214	(214)	— @
Limited Duration	118	(107)	(11)
Long Duration Fixed Income	(26)	26	— @

@ Amount is less than $500

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Balanced	$446	$—
Mid Cap Growth	—	310,861
Core Fixed Income	976	—
Core Plus Fixed Income	6,494	—
Investment Grade Fixed Income	917	—
Limited Duration	825	—
Long Duration Fixed Income	338	371

2011 Annual Report

September 30, 2011

Notes to Financial Statements (cont'd)

At September 30, 2011, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Balanced	$47,137	$2,531	$(5,319)	$(2,788)
Mid Cap Growth	6,368,301	793,164	(751,376)	41,788
Core Fixed Income	64,029	2,599	(625)	1,974
Core Plus Fixed Income	303,544	30,909	(34,171)	(3,262)
Investment Grade Fixed Income	66,175	3,276	(558)	2,718
Limited Duration	166,591	2,523	(953)	1,570
Long Duration Fixed Income	20,575	3,591	(84)	3,507

At September 30, 2011, the following Portfolios had for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30,
Portfolio	2012 (000)	2013 (000)	2014 (000)	2015 (000)
Balanced	$—	$—	$—	$—
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	—	7,135	15,680
Investment Grade Fixed Income	—	—	—	—
Limited Duration	—	8,019	8,229	7,068

	Expiration Date September 30,
Portfolio	2016 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Balanced	$—	$3,501	$2,441	$—	$5,942
Core Fixed Income	196	35,829	3,319	—	39,344
Core Plus Fixed Income	5,336	254,264	201,462	—	483,877
Investment Grade Fixed Income	2,526	51,893	8,130	—	62,549
Limited Duration	265	200,864	33,504	—	257,949

During the year ended September 30, 2011, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

Portfolio	Expired Capital Loss Carryforwards (000)
Balanced	$3,362
Core Plus Fixed Income	21,148

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Balanced	$1,248
Mid Cap Growth	344,519
Core Fixed Income	1,374
Core Plus Fixed Income	15,782
Investment Grade Fixed Income	1,604
Limited Duration	234

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2011, the Portfolio deferred to October 1, 2011 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
Portfolio	Captial Losses (000)	Currency Losses (000)
Mid Cap Growth	$—	$842
Limited Duration	726	—

J. Other (unaudited): At September 30, 2011, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class H	Class I	Class P
Balanced	—%	43.1%	96.5%
Mid Cap Growth	—	42.0	69.4
Core Fixed Income	—	—	14.3
Core Plus Fixed Income	—	38.9	40.1
Investment Grade Fixed Income	63.5	—	—

2011 Annual Report

September 30, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, and Long Duration Fixed Income Portfolio (the "Funds") (seven of the Portfolios comprising Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2011 and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund Trust at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years for the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011

2011 Annual Report

September 30, 2011

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2011.

For corporate shareholders, the percentages of dividends paid by the following Portfolios qualified for the dividends received deduction. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %
Balanced	55.7%
Mid Cap Growth	67.1

The following Portfolio designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Long Duration Fixed Income	$838
Mid Cap Growth	4,087

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended September 30, 2011.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Balanced	$450
Mid Cap Growth	34,232

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. and Morgan Stanley Institutional Fund Trust, (collectively, the "Fund") is required by federal law to provide you with a copy of its privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as to current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies.'' "Cookies'' recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2011 Annual Report

September 30, 2011

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 548 - 7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Institutional Privacy Department
201 Plaza Two - 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
201 Plaza Two - 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. LLC. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. LLC. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including but not limited to Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2011 Annual Report

September 30, 2011

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

© 2011 Morgan Stanley

IFEQFIANN
IU11-02350P-Y09/11

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund Trust

Balanced Portfolio

Balanced Portfolio

Equity Portfolio

Mid Cap Growth Portfolio

Fixed Income Portfolios

Core Fixed Income Portfolio

Core Plus Fixed Income Portfolio

Corporate Bond Portfolio
(formerly Investment Grade Fixed Income Portfolio)

High Yield Portfolio

Limited Duration Portfolio

Long Duration Fixed Income Portfolio

Semi-Annual
Report

March 31, 2012

(This Page has been left blank intentionally.)

2012 Semi-Annual Report

March 31, 2012

Shareholders' Letter	2

Expense Examples	3

Portfolios of Investments

Balanced Portfolio:

Balanced	4

Equity Portfolio:

Mid Cap Growth	16

Fixed Income Portfolios:

Core Fixed Income	19

Core Plus Fixed Income	26

Corporate Bond (formerly Investment Grade Fixed Income)	34

High Yield	41

Limited Duration	44

Long Duration Fixed Income	49

Statements of Assets and Liabilities	54

Statements of Operations	58

Statements of Changes in Net Assets	60

Financial Highlights	65

Notes to Financial Statements	85

U.S. Privacy Policy	95

Trustee and Officer Information	98

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

1

2012 Semi-Annual Report

March 31, 2012

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust's (the "Fund") Semi-Annual Report for the six months ended March 31, 2012. Our Fund currently offers 8 portfolios providing investors with asset allocation, domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Arthur Lev
President and Principal Executive Officer

April 2012

2

2012 Semi-Annual Report

March 31, 2012

Expense Examples (unaudited)

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended March 31, 2012 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Portfolio	Beginning Account Value 10/1/11	Actual Ending Account Value 3/31/12	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Balanced Portfolio Class I	$1,000.00	$1,173.20	$1,019.20	$6.30		$5.86	1.16%
Balanced Portfolio Class P	1,000.00	1,171.30	1,017.95	7.65		7.11	1.41
Mid Cap Growth Portfolio Class I	1,000.00	1,215.50	1,021.50	3.88		3.54	0.70
Mid Cap Growth Portfolio Class P	1,000.00	1,213.80	1,020.25	5.26		4.80	0.95
Core Fixed Income Portfolio Class I	1,000.00	1,031.20	1,022.55	2.49		2.48	0.49
Core Fixed Income Portfolio Class P	1,000.00	1,029.70	1,021.30	3.75		3.74	0.74
Core Plus Fixed Income Portfolio Class I	1,000.00	1,045.20	1,022.05	3.02		2.98	0.59
Core Plus Fixed Income Portfolio Class P	1,000.00	1,042.70	1,020.80	4.29		4.24	0.84
Corporate Bond Portfolio Class I	1,000.00	1,040.60	1,021.20	3.88		3.84	0.76
Corporate Bond Portfolio Class P	1,000.00	1,039.80	1,020.45	4.64		4.60	0.91
Corporate Bond Portfolio Class H	1,000.00	1,039.20	1,019.95	5.15		5.10	1.01
Corporate Bond Portfolio Class L	1,000.00	1,038.00	1,018.70	6.42		6.36	1.26
High Yield Portfolio Class I	1,000.00	1,023.00	1,006.18	1.07	+	1.06	0.73
High Yield Portfolio Class P	1,000.00	1,023.00	1,005.82	1.44	+	1.42	0.98
High Yield Portfolio Class H	1,000.00	1,023.00	1,005.82	1.44	+	1.42	0.98
High Yield Portfolio Class L	1,000.00	1,023.00	1,005.46	1.80	+	1.79	1.23
Limited Duration Portfolio Class I	1,000.00	1,019.00	1,022.15	2.88		2.88	0.57
Limited Duration Portfolio Class P	1,000.00	1,017.70	1,020.90	4.14		4.14	0.82
Long Duration Fixed Income Portfolio Class I	1,000.00	1,010.00	1,022.50	2.51		2.53	0.50
Long Duration Fixed Income Portfolio Class P	1,000.00	1,007.90	1,021.25	3.76		3.79	0.75

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**  Annualized.

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 53/366 (to reflect the actual days in period).

3

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Balanced Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (36.5%)
Agency Adjustable Rate Mortgage (0.1%)
Federal National Mortgage Association,
Conventional Pools:
2.39%, 5/1/35	$59	$63
Agency Fixed Rate Mortgages (9.0%)
Federal Home Loan Mortgage Corporation,
April TBA:
3.00%, 4/25/27 (a)	150	155
Gold Pools:
4.00%, 12/1/41	86	91
4.50%, 6/1/39	504	535
5.00%, 10/1/35	292	315
7.50%, 5/1/35	16	19
Federal National Mortgage Association,
April TBA:
2.50%, 4/25/27 (a)	150	152
Conventional Pools:
4.00%, 11/1/41	65	68
5.00%, 9/1/39 - 5/1/41	315	343
5.50%, 5/1/37 - 8/1/38	390	428
6.00%, 1/1/38	85	94
7.50%, 8/1/37	31	37
Government National Mortgage Association,
April TBA:
3.50%, 4/25/42 (a)	370	386
4.00%, 4/25/42 (a)	825	886
Various Pools:
4.50%, 4/15/39 - 8/15/39	149	163
		3,672
Asset-Backed Securities (0.8%)
FUEL Trust
4.21%, 4/15/16 (b)	200	205
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	50	50
U-Haul S Fleet LLC
4.90%, 10/25/23 (b)	83	87
		342
Collateralized Mortgage Obligations — Agency Collateral Series (0.8%)
Federal Home Loan Mortgage Corporation,
2.97%, 10/25/21	90	92
IO
0.68%, 1/25/21 (c)	695	29
IO PAC REMIC
6.23%, 6/15/40 (c)	463	89
Federal National Mortgage Association,
IO REMIC
5.00%, 8/25/37	84	5
6.36%, 9/25/38 (c)	189	40
Government National Mortgage Association,
IO REMIC
6.34%, 6/20/40 (c)	130	23
6.36%, 4/16/41 (c)	310	59
		337

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (0.6%)
Citigroup Commercial Mortgage Trust (See Note G-2)
6.07%, 12/10/49 (c)	$50	$58
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	70	76
4.39%, 7/15/46 (b)	100	109
		243
Corporate Bonds (8.0%)
Finance (3.6%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	55	56
Abbey National Treasury Services PLC,
MTN
3.88%, 11/10/14 (b)	100	101
Bank of America Corp.
5.63%, 7/1/20	15	16
BNP Paribas SA
5.00%, 1/15/21	40	40
Brandywine Operating Partnership LP
4.95%, 4/15/18	50	51
Cigna Corp.
2.75%, 11/15/16	50	51
Citigroup, Inc. (See Note G-2),
6.13%, 5/15/18	100	112
8.50%, 5/22/19	5	6
CNA Financial Corp.
5.75%, 8/15/21	45	48
Coventry Health Care, Inc.
5.45%, 6/15/21	35	38
General Electric Capital Corp.
5.88%, 1/14/38	50	55
Genworth Financial, Inc.
7.20%, 2/15/21	30	31
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	80	82
Hartford Financial Services Group, Inc.
5.50%, 3/30/20	25	27
HSBC Holdings PLC
4.00%, 3/30/22	45	45
JPMorgan Chase & Co.,
3.15%, 7/5/16	60	62
4.95%, 3/25/20	25	27
Lloyds TSB Bank PLC
5.80%, 1/13/20 (b)	100	103
Macquarie Bank Ltd.
6.63%, 4/7/21 (b)	25	25
Macquarie Group Ltd.
6.00%, 1/14/20 (b)	25	25
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	40	44

The accompanying notes are an integral part of the financial statements.
4

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
MetLife, Inc.
7.72%, 2/15/19	$20	$25
Nationwide Financial Services
5.38%, 3/25/21 (b)	25	26
Pacific LifeCorp
6.00%, 2/10/20 (b)	25	27
Prudential Financial, Inc.
7.38%, 6/15/19	50	62
Santander Holdings USA, Inc.
4.63%, 4/19/16	10	10
Standard Chartered PLC
3.85%, 4/27/15 (b)	100	104
UDR, Inc.,
Series 0001 MTN
4.63%, 1/10/22	30	31
UnitedHealth Group, Inc.
6.63%, 11/15/37	40	51
Wachovia Corp.
5.63%, 10/15/16	25	28
Wells Operating Partnership II LP
5.88%, 4/1/18	50	51
		1,460
Industrials (3.8%)
Altria Group, Inc.
4.13%, 9/11/15	40	44
ArcelorMittal
9.85%, 6/1/19	25	30
AT&T, Inc.
6.30%, 1/15/38	50	59
Barrick Gold Corp.
3.85%, 4/1/22	65	65
Bemis Co., Inc.
4.50%, 10/15/21	70	73
Boston Scientific Corp.
6.00%, 1/15/20	30	35
Comcast Corp.
5.70%, 5/15/18	30	35
CRH America, Inc.
6.00%, 9/30/16	40	44
CVS Caremark Corp.
6.60%, 3/15/19	80	99
Darden Restaurants, Inc.
6.20%, 10/15/17	50	57
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
5.88%, 10/1/19	35	40
Ecolab, Inc.
3.00%, 12/8/16	30	31
Georgia-Pacific LLC
5.40%, 11/1/20 (b)(d)	80	90
Gilead Sciences, Inc.,
4.50%, 4/1/21	30	32
5.65%, 12/1/41	20	21
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	30	35

	Face Amount (000)	Value (000)
Hewlett-Packard Co.
4.65%, 12/9/21	$50	$52
Kohl's Corp.
6.88%, 12/15/37	30	36
Koninklijke Philips Electronics
3.75%, 3/15/22	50	50
Life Technologies Corp.
6.00%, 3/1/20	40	46
Macy's Retail Holdings, Inc.
3.88%, 1/15/22	20	20
NBC Universal Media LLC
5.15%, 4/30/20	55	62
Phillips 66
4.30%, 4/1/22 (b)	25	26
Quest Diagnostics, Inc.
6.95%, 7/1/37	10	12
Sonoco Products Co.
5.75%, 11/1/40	40	43
Telstra Corp., Ltd.
4.80%, 10/12/21 (b)	60	65
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	60	61
Time Warner, Inc.
4.75%, 3/29/21	45	50
Valspar Corp.
4.20%, 1/15/22	15	15
Verisk Analytics, Inc.
5.80%, 5/1/21	55	59
Verizon Communications, Inc.
8.95%, 3/1/39	45	70
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	50	51
Yum! Brands, Inc.
6.88%, 11/15/37	40	51
		1,559
Utilities (0.6%)
EDF SA
4.60%, 1/27/20 (b)	25	26
Energy Transfer Partners LP
9.00%, 4/15/19	12	15
Enterprise Products Operating LLC
5.20%, 9/1/20	50	56
EQT Corp.
4.88%, 11/15/21	25	25
FirstEnergy Solutions Corp.
6.05%, 8/15/21	40	45
Plains All American Pipeline LP/PAA Finance Corp.
8.75%, 5/1/19	30	39
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	40	42
		248
		3,267

The accompanying notes are an integral part of the financial statements.
5

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (1.3%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36	$66	$44
5.91%, 10/25/36 (c)	125	83
6.00%, 4/25/36	69	69
Chase Mortgage Finance Corp.
6.00%, 11/25/36	72	61
Chaseflex Trust
6.00%, 2/25/37	65	46
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	40	30
GSR Mortgage Loan Trust
5.75%, 1/25/37	74	70
Lehman Mortgage Trust,
5.50%, 11/25/35	41	39
6.50%, 9/25/37	86	65
Residential Accredit Loans, Inc.
0.74%, 3/25/35 (c)	54	30
		537
Municipal Bonds (0.1%)
State of California, General Obligation Bonds
5.95%, 4/1/16	40	45
Sovereign (0.4%)
Brazilian Government International Bond
4.88%, 1/22/21	90	102
Mexico Government International Bond
3.63%, 3/15/22	80	82
		184
U.S. Agency Securities (1.4%)
Federal National Mortgage Association,
1.25%, 9/28/16	350	352
5.38%, 6/12/17	170	205
		557
U.S. Treasury Securities (14.0%)
U.S. Treasury Bonds,
3.50%, 2/15/39	310	322
3.88%, 8/15/40 (d)	400	443
5.25%, 11/15/28	310	405
U.S. Treasury Notes,
0.50%, 11/15/13	725	727
0.75%, 6/15/14	230	232
1.25%, 8/31/15	1,080	1,103
1.75%, 3/31/14	745	766
2.25%, 1/31/15	580	608
3.00%, 8/31/16 - 9/30/16	675	736
3.63%, 8/15/19	330	375
		5,717
Total Fixed Income Securities (Cost $14,615)		14,964

	Shares	Value (000)
Common Stocks (49.5%)
Aerospace & Defense (1.5%)
Alliant Techsystems, Inc. (d)	648	$32
Boeing Co. (The)	601	45
Exelis, Inc.	594	7
General Dynamics Corp.	504	37
Goodrich Corp.	197	25
Honeywell International, Inc.	1,602	98
Huntington Ingalls Industries, Inc. (d)(e)	53	2
L-3 Communications Holdings, Inc. (d)	200	14
Lockheed Martin Corp. (d)	262	23
Northrop Grumman Corp.	222	13
Precision Castparts Corp.	385	67
Raytheon Co. (d)	1,435	76
Rockwell Collins, Inc.	375	22
Textron, Inc.	500	14
United Technologies Corp.	1,579	131
		606
Air Freight & Logistics (0.4%)
C.H. Robinson Worldwide, Inc. (d)	200	13
Expeditors International of Washington, Inc.	200	9
FedEx Corp.	400	37
United Parcel Service, Inc., Class B (d)	1,153	93
		152
Airlines (0.0%)
Southwest Airlines Co.	1,300	11
Auto Components (0.3%)
BorgWarner, Inc. (e)	835	71
Johnson Controls, Inc. (d)	1,614	52
		123
Automobiles (0.0%)
Ford Motor Co. (d)	531	7
Beverages (0.8%)
Brown-Forman Corp., Class B	119	10
Coca-Cola Co. (The)	2,226	165
Coca-Cola Enterprises, Inc.	577	16
Constellation Brands, Inc., Class A (d)(e)	500	12
Molson Coors Brewing Co.	400	18
PepsiCo, Inc.	1,485	99
		320
Biotechnology (0.5%)
Amgen, Inc.	1,071	73
Biogen Idec, Inc. (e)	314	39
Celgene Corp. (e)	508	39
Gilead Sciences, Inc. (e)	1,059	52
		203
Capital Markets (0.7%)
Ameriprise Financial, Inc.	100	6
Bank of New York Mellon Corp. (The)	1,914	46
BlackRock, Inc.	31	6
Charles Schwab Corp. (The)	747	11

The accompanying notes are an integral part of the financial statements.
6

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Capital Markets (cont'd)
Franklin Resources, Inc. (d)	124	$15
Goldman Sachs Group, Inc. (The)	990	123
Invesco Ltd.	500	13
Janus Capital Group, Inc.	200	2
Legg Mason, Inc.	342	10
Northern Trust Corp.	130	6
State Street Corp.	716	33
T. Rowe Price Group, Inc.	165	11
		282
Chemicals (1.0%)
Air Products & Chemicals, Inc. (d)	191	18
CF Industries Holdings, Inc.	412	75
Dow Chemical Co. (The) (d)	1,113	39
Eastman Chemical Co.	200	10
Ecolab, Inc. (d)	226	14
EI du Pont de Nemours & Co.	2,121	112
FMC Corp. (d)	119	13
International Flavors & Fragrances, Inc. (d)	119	7
Monsanto Co.	530	42
Mosaic Co. (The)	52	3
PPG Industries, Inc.	211	20
Praxair, Inc.	369	42
Sherwin-Williams Co. (The)	119	13
Sigma-Aldrich Corp.	139	10
		418
Commercial Banks (1.4%)
BB&T Corp. (d)	1,177	37
Comerica, Inc. (d)	400	13
Fifth Third Bancorp (d)	1,511	21
Huntington Bancshares, Inc.	1,600	10
KeyCorp	1,356	12
M&T Bank Corp. (d)	174	15
PNC Financial Services Group, Inc.	803	52
Regions Financial Corp.	2,532	17
SunTrust Banks, Inc.	908	22
US Bancorp	2,852	90
Wells Fargo & Co.	7,534	257
Zions Bancorporation (d)	400	9
		555
Commercial Services & Supplies (0.2%)
Avery Dennison Corp. (d)	234	7
Cintas Corp.	287	11
Iron Mountain, Inc. (d)	206	6
Pitney Bowes, Inc.	429	7
Republic Services, Inc.	446	14
RR Donnelley & Sons Co. (d)	458	6
Stericycle, Inc. (d)(e)	119	10
Waste Management, Inc.	1,009	35
		96
Communications Equipment (1.2%)
Ciena Corp. (d)(e)	7,434	120
Cisco Systems, Inc.	6,986	148

	Shares	Value (000)
Juniper Networks, Inc. (d)(e)	839	$19
Motorola Mobility Holdings, Inc. (e)	410	16
Motorola Solutions, Inc.	368	19
QUALCOMM, Inc.	2,239	152
		474
Computers & Peripherals (2.6%)
Apple, Inc. (e)	1,233	739
Dell, Inc. (d)(e)	1,924	32
EMC Corp. (e)	2,971	89
Hewlett-Packard Co.	3,963	95
Lexmark International, Inc., Class A (d)	100	3
NetApp, Inc. (e)	607	27
SanDisk Corp. (e)	1,918	95
		1,080
Construction & Engineering (0.3%)
Foster Wheeler AG (e)	1,881	43
Jacobs Engineering Group, Inc. (e)	200	9
URS Corp.	1,683	71
		123
Consumer Finance (0.3%)
American Express Co.	944	54
Capital One Financial Corp.	783	44
Discover Financial Services	993	33
SLM Corp.	444	7
		138
Containers & Packaging (0.0%)
Ball Corp.	239	10
Distributors (0.0%)
Genuine Parts Co.	200	13
Diversified Consumer Services (0.1%)
Apollo Group, Inc., Class A (d)(e)	258	10
DeVry, Inc. (d)	119	4
H&R Block, Inc. (d)	916	15
		29
Diversified Financial Services (2.0%)
Bank of America Corp.	18,046	173
Citigroup, Inc. (See Note G-2) (d)	5,096	186
CME Group, Inc.	138	40
JPMorgan Chase & Co.	8,415	387
Leucadia National Corp. (d)	123	3
Moody's Corp. (d)	109	5
NASDAQ OMX Group, Inc. (The) (e)	136	3
NYSE Euronext (d)	331	10
		807
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	7,477	234
CenturyLink, Inc. (d)	1,957	76
Frontier Communications Corp.	2,518	10
Verizon Communications, Inc.	4,999	191
		511

The accompanying notes are an integral part of the financial statements.
7

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Electric Utilities (0.8%)
American Electric Power Co., Inc.	769	$30
Duke Energy Corp.	1,615	34
Edison International (d)	735	31
Exelon Corp.	633	25
FirstEnergy Corp. (d)	395	18
NextEra Energy, Inc. (d)	635	39
Pepco Holdings, Inc.	85	2
PPL Corp.	735	21
Progress Energy, Inc.	405	21
Southern Co. (The) (d)	2,119	95
		316
Electrical Equipment (0.1%)
Emerson Electric Co.	812	42
Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A (d)	285	17
Arrow Electronics, Inc. (e)	1,669	70
Corning, Inc.	2,375	33
Jabil Circuit, Inc.	300	8
Molex, Inc.	164	5
		133
Energy Equipment & Services (1.2%)
Baker Hughes, Inc.	639	27
Cameron International Corp. (d)(e)	717	38
Diamond Offshore Drilling, Inc. (d)	139	9
FMC Technologies, Inc. (e)	754	38
Halliburton Co.	1,609	54
National Oilwell Varco, Inc. (d)	1,068	85
Noble Corp. (e)	596	22
Schlumberger Ltd.	3,137	219
		492
Food & Staples Retailing (1.2%)
Costco Wholesale Corp.	595	54
CVS Caremark Corp.	1,673	75
Kroger Co. (The)	772	19
Safeway, Inc.	2,695	55
Sysco Corp.	1,087	32
Wal-Mart Stores, Inc. (d)	2,687	164
Walgreen Co. (d)	458	15
Whole Foods Market, Inc.	705	59
		473
Food Products (1.2%)
Archer-Daniels-Midland Co.	1,016	32
Campbell Soup Co. (d)	400	14
ConAgra Foods, Inc.	3,093	81
General Mills, Inc.	1,024	40
H.J. Heinz Co. (d)	543	29
Hershey Co. (The)	200	12
JM Smucker Co. (The) (d)	223	18
Kellogg Co.	462	25
Kraft Foods, Inc., Class A	2,284	87

	Shares	Value (000)
Mead Johnson Nutrition Co.	324	$27
Sara Lee Corp.	878	19
Smithfield Foods, Inc. (d)(e)	3,334	74
Tyson Foods, Inc., Class A	700	13
		471
Health Care Equipment & Supplies (0.8%)
Baxter International, Inc.	708	42
Becton Dickinson and Co.	461	36
Boston Scientific Corp. (d)(e)	2,517	15
CR Bard, Inc.	139	14
Intuitive Surgical, Inc. (d)(e)	135	73
Medtronic, Inc. (d)	1,071	42
St. Jude Medical, Inc.	569	25
Stryker Corp. (d)	590	33
Varian Medical Systems, Inc. (d)(e)	258	18
Zimmer Holdings, Inc. (d)	302	19
		317
Health Care Providers & Services (1.6%)
Aetna, Inc.	519	26
AmerisourceBergen Corp. (d)	638	25
Cardinal Health, Inc.	439	19
Cigna Corp.	465	23
Coventry Health Care, Inc.	2,409	86
DaVita, Inc. (e)	139	12
Express Scripts, Inc. (e)	766	41
HealthSouth Corp. (d)(e)	3,600	74
Laboratory Corp. of America Holdings (e)	183	17
McKesson Corp.	319	28
Medco Health Solutions, Inc. (e)	543	38
Omnicare, Inc. (d)	2,218	79
Patterson Cos., Inc. (d)	358	12
Quest Diagnostics, Inc.	139	8
Tenet Healthcare Corp. (d)(e)	1,432	8
UnitedHealth Group, Inc.	750	44
Universal Health Services, Inc., Class B (d)	1,501	63
WellPoint, Inc. (d)	419	31
		634
Health Care Technology (0.1%)
Cerner Corp. (e)	292	22
Hotels, Restaurants & Leisure (1.1%)
Carnival Corp.	653	21
Darden Restaurants, Inc. (d)	138	7
International Game Technology (d)	996	17
Marriott International, Inc., Class A (d)	318	12
Marriott Vacations Worldwide Corp. (e)	31	1
McDonald's Corp.	1,555	152
Starbucks Corp.	1,011	56
Starwood Hotels & Resorts Worldwide, Inc.	175	10
Wyndham Worldwide Corp.	477	22
Wynn Resorts Ltd.	119	15
Yum! Brands, Inc.	1,638	117
		430

The accompanying notes are an integral part of the financial statements.
8

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Household Durables (0.2%)
Harman International Industries, Inc.	139	$6
Toll Brothers, Inc. (d)(e)	3,034	73
		79
Household Products (1.0%)
Colgate-Palmolive Co.	712	69
Kimberly-Clark Corp.	701	52
Procter & Gamble Co. (The)	4,267	287
		408
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The) (d)(e)	1,404	19
NRG Energy, Inc. (e)	1,611	25
		44
Industrial Conglomerates (1.1%)
3M Co.	802	72
Danaher Corp. (d)	1,009	56
General Electric Co.	10,833	217
Tyco International Ltd.	1,702	96
		441
Information Technology Services (1.5%)
Accenture PLC, Class A	82	5
Automatic Data Processing, Inc.	528	29
Cognizant Technology Solutions Corp., Class A (e)	421	32
Fidelity National Information Services, Inc.	100	3
International Business Machines Corp.	1,940	405
Mastercard, Inc., Class A	123	52
Paychex, Inc.	450	14
Visa, Inc., Class A (d)	555	66
Western Union Co. (The)	1,290	23
		629
Insurance (1.8%)
Aflac, Inc.	471	22
Allstate Corp. (The) (d)	889	29
AON Corp.	380	19
Assurant, Inc. (d)	1,261	51
Berkshire Hathaway, Inc., Class B (e)	989	80
Chubb Corp. (The)	1,546	107
Fidelity National Financial, Inc. (d)	2,892	52
Hartford Financial Services Group, Inc.	685	14
Lincoln National Corp. (d)	1,593	42
Loews Corp.	737	29
Marsh & McLennan Cos., Inc. (d)	737	24
MetLife, Inc. (d)	1,293	48
PartnerRe Ltd.	652	44
Principal Financial Group, Inc.	1,490	44
Progressive Corp. (The) (d)	713	17
Prudential Financial, Inc. (d)	380	24
Travelers Cos., Inc. (The)	685	41
Unum Group (d)	2,400	59
		746

	Shares	Value (000)
Internet & Catalog Retail (0.3%)
Amazon.com, Inc. (e)	446	$90
Expedia, Inc. (d)	201	7
NetFlix, Inc. (d)(e)	100	11
Priceline.com, Inc. (d)(e)	37	27
TripAdvisor, Inc. (d)(e)	201	7
		142
Internet Software & Services (0.8%)
eBay, Inc. (e)	1,582	58
Google, Inc., Class A (e)	344	221
Yahoo!, Inc. (e)	3,657	56
		335
Leisure Equipment & Products (0.1%)
Hasbro, Inc. (d)	358	13
Mattel, Inc.	477	16
		29
Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc. (d)	153	7
Life Technologies Corp. (e)	265	13
Thermo Fisher Scientific, Inc.	818	46
		66
Machinery (1.0%)
Caterpillar, Inc.	1,340	143
Cummins, Inc. (d)	458	55
Deere & Co.	551	44
Eaton Corp.	300	15
Illinois Tool Works, Inc. (d)	1,867	107
ITT Corp. (d)	297	7
PACCAR, Inc.	255	12
Stanley Black & Decker, Inc.	139	11
Xylem, Inc.	594	16
		410
Media (1.7%)
AMC Networks, Inc., Class A (e)	119	5
Cablevision Systems Corp. (d)	477	7
CBS Corp., Class B	768	26
Comcast Corp., Class A	4,271	128
DIRECTV, Class A (e)	1,303	64
Discovery Communications, Inc. (d)(e)	377	19
Gannett Co., Inc. (d)	600	9
Interpublic Group of Cos., Inc. (The)	835	10
McGraw-Hill Cos., Inc. (The)	465	23
News Corp., Class A	2,959	58
Omnicom Group, Inc. (d)	437	22
Scripps Networks Interactive, Inc., Class A (d)	100	5
Time Warner Cable, Inc. (d)	546	45
Time Warner, Inc.	3,039	115
Viacom, Inc., Class B	1,020	48
Walt Disney Co. (The) (d)	2,516	110
		694

The accompanying notes are an integral part of the financial statements.
9

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Metals & Mining (0.5%)
Alcoa, Inc. (d)	1,129	$11
Allegheny Technologies, Inc.	200	8
Cliffs Natural Resources, Inc.	139	10
Freeport-McMoRan Copper & Gold, Inc.	1,048	40
Molycorp, Inc. (e)	867	29
Newmont Mining Corp.	443	23
Nucor Corp.	187	8
Steel Dynamics, Inc. (d)	4,992	73
United States Steel Corp. (d)	100	3
		205
Multi-Utilities (0.7%)
CenterPoint Energy, Inc. (d)	58	1
Consolidated Edison, Inc.	405	24
Dominion Resources, Inc. (d)	1,934	99
DTE Energy Co.	58	3
Integrys Energy Group, Inc.	1,062	56
NiSource, Inc. (d)	58	2
PG&E Corp. (d)	735	32
Public Service Enterprise Group, Inc.	769	24
Sempra Energy	405	24
Wisconsin Energy Corp. (d)	455	16
Xcel Energy, Inc.	769	20
		301
Multiline Retail (0.3%)
Family Dollar Stores, Inc.	200	12
JC Penney Co., Inc. (d)	400	14
Kohl's Corp.	295	15
Macy's, Inc.	446	18
Nordstrom, Inc.	161	9
Target Corp.	904	53
		121
Office Electronics (0.0%)
Xerox Corp.	1,624	13
Oil, Gas & Consumable Fuels (3.9%)
Anadarko Petroleum Corp.	1,850	145
Apache Corp.	704	71
Chesapeake Energy Corp. (d)	3,206	74
Chevron Corp.	1,993	214
ConocoPhillips	1,969	150
Consol Energy, Inc. (d)	753	26
Denbury Resources, Inc. (e)	1,251	23
Devon Energy Corp.	703	50
El Paso Corp.	1,270	38
EOG Resources, Inc.	468	52
Exxon Mobil Corp.	3,901	338
Hess Corp.	1,010	60
Marathon Oil Corp.	700	22
Marathon Petroleum Corp.	450	19
Murphy Oil Corp.	255	14
Newfield Exploration Co. (e)	377	13
Noble Energy, Inc.	257	25

	Shares	Value (000)
Occidental Petroleum Corp.	1,179	$112
Peabody Energy Corp.	761	22
Pioneer Natural Resources Co.	377	42
Southwestern Energy Co. (e)	1,090	33
Spectra Energy Corp. (d)	754	24
Valero Energy Corp.	649	17
Williams Cos., Inc. (The)	779	24
WPX Energy, Inc. (e)	326	6
		1,614
Paper & Forest Products (0.1%)
International Paper Co.	425	15
MeadWestvaco Corp.	1,449	46
		61
Personal Products (0.0%)
Avon Products, Inc. (d)	701	14
Estee Lauder Cos., Inc. (The), Class A (d)	70	4
		18
Pharmaceuticals (2.6%)
Abbott Laboratories	2,333	143
Allergan, Inc.	559	53
Bristol-Myers Squibb Co.	4,662	157
Eli Lilly & Co.	879	36
Hospira, Inc. (e)	820	31
Johnson & Johnson	3,694	244
Merck & Co., Inc.	4,012	154
Pfizer, Inc.	11,439	259
		1,077
Professional Services (0.0%)
Dun & Bradstreet Corp. (The)	119	10
Equifax, Inc.	149	7
		17
Real Estate Investment Trusts (REITs) (1.0%)
American Tower Corp., Class A	698	44
AvalonBay Communities, Inc. REIT	139	20
Boston Properties, Inc. REIT	190	20
Equity Residential REIT (d)	523	33
HCP, Inc. REIT	533	21
Health Care, Inc. REIT	217	12
Host Hotels & Resorts, Inc. REIT (d)	1,058	17
Kimco Realty Corp. REIT	824	16
Plum Creek Timber Co., Inc. REIT (d)	374	16
ProLogis, Inc. REIT	744	27
Public Storage REIT	213	29
Simon Property Group, Inc. REIT (d)	512	75
Ventas, Inc. REIT (d)	446	25
Vornado Realty Trust REIT	218	18
Weyerhaeuser Co. REIT	837	18
		391
Real Estate Management & Development (0.0%)
CBRE Group, Inc. (e)	716	14

The accompanying notes are an integral part of the financial statements.
10

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Shares	Value (000)
Road & Rail (0.5%)
CSX Corp.	1,552	$33
Norfolk Southern Corp.	1,204	79
Union Pacific Corp.	694	75
		187
Semiconductors & Semiconductor Equipment (2.6%)
Advanced Micro Devices, Inc. (d)(e)	2,132	17
Altera Corp.	1,104	44
Analog Devices, Inc. (d)	978	40
Applied Materials, Inc.	4,295	53
Broadcom Corp., Class A (d)(e)	1,506	59
First Solar, Inc. (d)(e)	72	2
Intel Corp.	18,335	515
KLA-Tencor Corp.	519	28
Linear Technology Corp.	829	28
LSI Corp. (e)	2,024	18
Microchip Technology, Inc. (d)	663	25
Micron Technology, Inc. (e)	3,283	27
NVIDIA Corp. (e)	2,018	31
Texas Instruments, Inc.	3,879	130
Xilinx, Inc. (d)	871	32
		1,049
Software (1.8%)
Adobe Systems, Inc. (e)	932	32
Citrix Systems, Inc. (e)	414	33
Intuit, Inc. (d)	466	28
Microsoft Corp.	11,488	370
Oracle Corp.	4,572	133
Red Hat, Inc. (e)	1,513	91
Salesforce.com, Inc. (d)(e)	313	48
Symantec Corp. (e)	1,072	20
		755
Specialty Retail (1.3%)
AutoZone, Inc. (e)	39	15
Bed Bath & Beyond, Inc. (d)(e)	386	26
Best Buy Co., Inc. (d)	368	9
CarMax, Inc. (e)	442	15
Gap, Inc. (The) (d)	5,287	138
Home Depot, Inc.	3,305	166
Lowe's Cos., Inc.	1,294	41
Ltd. Brands, Inc. (d)	422	20
O'Reilly Automotive, Inc. (e)	134	12
Ross Stores, Inc.	168	10
Staples, Inc.	921	15
Tiffany & Co. (d)	134	9
TJX Cos., Inc.	1,140	45
		521
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	501	39
NIKE, Inc., Class B	404	44

	Shares	Value (000)
Ralph Lauren Corp.	142	$25
VF Corp.	546	79
		187
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc. (d)	400	3
People's United Financial, Inc. (d)	1,100	14
		17
Tobacco (1.0%)
Altria Group, Inc.	2,587	80
Lorillard, Inc.	200	26
Philip Morris International, Inc.	2,584	229
Reynolds American, Inc.	2,031	84
		419
Wireless Telecommunication Services (0.0%)
MetroPCS Communications, Inc. (e)	600	5
Sprint Nextel Corp. (e)	2,982	9
		14
Total Common Stocks (Cost $19,143)		20,292
Convertible Preferred Stock (0.4%)
Alternative Energy (0.4%)
Better Place, Inc. (e)(f)(g) (Cost $84)	33,466	152
Investment Companies (1.0%)
iShares MSCI EMU Index Fund (d)	200	6
Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio (See Note G-2)	4,388	108
Technology Select Sector SPDR Fund (d)	9,300	280
Total Investment Companies (Cost $371)		394
	No. of Rights
Right (0.0%)
Pharmaceuticals (0.0%)
Sanofi (France) (e) (Cost $—@)	54	—	@
	Shares
Short-Term Investments (31.5%)
Securities held as Collateral on Loaned Securities (17.3%)
Investment Company (14.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	5,948,699	5,949
	Face Amount (000)
Repurchase Agreements (2.8%)
Barclays Capital, Inc., (0.15%, dated 3/30/12, due 4/2/12; proceeds $158; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 1/1/42; valued at $161)	$158	158

The accompanying notes are an integral part of the financial statements.
11

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch & Co., Inc., (0.25%, dated 3/30/12, due 4/2/12; proceeds $976; fully collateralized by Common Stocks; Alliance Data Systems Corp.; American International Group, Inc.; Boeing Co. (The); Energy Transfer Equity LP; Freeport-McMoRan Copper & Gold, Inc.; GNC Holdings, Inc.; Hershey Co. (The); L-3 Communications Holdings, Inc.; McKesson Corp.; Teva Pharmaceutical Industries Ltd.; Two Harbors Investment Corp.; Vale SA; valued at $1,054)	$976	$976
		1,134
Total Securities held as Collateral on Loaned Securities (Cost $7,083)		7,083
	Shares
Investment Company (13.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $5,317)	5,316,709	5,317
	Face Amount (000)
U.S. Treasury Security (1.2%)
U.S. Treasury Bill
0.09%, 6/7/12 (h)	$500	500
Total Short-Term Investments (Cost $12,900)		12,900
Total Investments (118.9%) (Cost $47,113) Including $7,630 of Securities Loaned (i)		48,702
Liabilities in Excess of Other Assets (-18.9%)		(7,732)
Net Assets (100.0%)		$40,970

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

(d)  All or a portion of this security was on loan at March 31, 2012.

(e)  Non-income producing security.

(f)  At March 31, 2012, the Portfolio held a fair valued security valued at approximately $152,000, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(g)  Security has been deemed illiquid at March 31, 2012.

(h)  Rate shown is the yield to maturity at March 31, 2012.

(i)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

SPDR  Standard & Poor's Depository Receipt.

TBA  To Be Announced.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)			Value (000)		Settlement Date	In Exchange For (000)			Value (000)		Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	NOK	276		$48		4/4/12	USD	49		$49		$1
JPMorgan Chase Bank	USD	96		96		4/4/12	NOK	545		96		(—	)@
UBS AG	NOK	—	@	—	@	4/4/12	USD	—	@	—	@	(—	)@
UBS AG	NOK	269		47		4/4/12	USD	47		47		—	@
Goldman Sachs International	USD	42		42		4/5/12	CHF	38		42		—	@
Goldman Sachs International	USD	—	@	—	@	4/5/12	SEK	—	@	—	@	(—	)@
JPMorgan Chase Bank	CHF	38		42		4/5/12	USD	42		42		(—	)@
UBS AG	SEK	190		29		4/5/12	USD	29		29		(—	)@
UBS AG	USD	—	@	—	@	4/5/12	CHF	—	@	—	@	—	@
UBS AG	USD	28		28		4/5/12	SEK	190		29		1
Deutsche Bank AG London	AUD	418		433		4/19/12	USD	439		439		6
Deutsche Bank AG London	AUD	475		492		4/19/12	USD	497		497		5
Deutsche Bank AG London	USD	440		440		4/19/12	EUR	335		447		7
Goldman Sachs International	EUR	152		202		4/19/12	USD	199		199		(3)
JPMorgan Chase Bank	NOK	394		69		4/19/12	USD	69		69		—	@
JPMorgan Chase Bank	USD	50		50		4/19/12	SEK	340		51		1
State Street Bank and Trust Co.	CLP	580,930		1,186		4/19/12	USD	1,193		1,193		7
UBS AG	BRL	80		43		4/19/12	USD	44		44		1
UBS AG	EUR	411		548		4/19/12	USD	539		539		(9)
UBS AG	GBP	45		72		4/19/12	USD	70		70		(2)
				$3,867						$3,882		$15

The accompanying notes are an integral part of the financial statements.
12

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	4	$928	Jun-12	$12
Euro Stoxx 50 Index (Germany)	13	418	Jun-12	(11)
FTSE 100 Index (United Kingdom)	1	92	Jun-12	(1)
FTSE MIB Index (United Kingdom)	4	420	Jun-12	(15)
NIKKEI 225 Index (Japan)	6	368	Jun-12	9
S+P 500 E-Mini Index	83	5,823	Jun-12	57
U.S. Treasury 10 yr. Note	6	777	Jun-12	8
U.S. Treasury 30 yr. Bond	1	138	Jun-12	2
Short:
ASX Spi 200 Index (Australia)	1	(113)	Jun-12	(1)
Copper High Grade Index	1	(96)	May-12	4
IBEX 35 Index (United Kingdom)	4	(423)	Apr-12	— @
MSCI Emerging Market E-Mini	15	(779)	Jun-12	11
S+P TSE 60 Index	8	(1,129)	Jun-12	2
U.S. Treasury 2 yr. Note	2	(440)	Jun-12	(— )@
Ultra Long U.S. Treasury Bond	4	(604)	Jun-12	(3)
				$74

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	910	$40
Bank of America NA	3 Month LIBOR	Receive	4.35	8/18/26		$1,220	(22)
Bank of America NA	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,150	(35)
Bank of America NA	3 Month LIBOR	Pay	4.15	8/18/31		$1,515	21
Goldman Sachs — International	3 Month LIBOR	Receive	2.42	3/22/22		173	(2)
JP Morgan Chase	3 Month LIBOR	Receive	2.43	3/22/22		84	(1)
							$1

Total Return Swap Agreements:

The Portfolio had the following total return swap agreements open at period end:

Counterparty	Index	Notional Amount (000)	Floating Rate	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	Custom Construction Index	$445	1-Month USD-LIBOR-minus 0.47%	Pay	3/27/13	$9
Goldman Sachs	Custom Miners Index	145	1-Month USD-LIBOR-minus 0.35%	Pay	2/13/13	1
Goldman Sachs	Custom Miners Index	268	1-Month USD-LIBOR-minus 0.35%	Pay	2/13/13	1
Bank of America NA	Merrill Lynch Custom Luxury Basket Index	432	3-Month USD-LIBOR-minus 0.15%	Pay	3/26/13	2
Bank of America NA	Merrill Lynch Custom Test Index	431	3-Month USD-LIBOR-minus 0.10%	Pay	3/26/13	(3)
						$10

@  Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
13

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CHF  —  Swiss Franc

CLP  —  Chilean Peso

EUR  —  Euro

GBP  —  British Pound

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$63	$—	$63
Agency Fixed Rate Mortgages	—	3,672	—	3,672
Asset-Backed Securities	—	342	—	342
Collateralized Mortgage Obligations — Agency Collateral Series	—	337	—	337
Commercial Mortgage Backed Securities	—	243	—	243
Corporate Bonds	—	3,267	—	3,267
Mortgages — Other	—	537	—	537
Municipal Bonds	—	45	—	45
Sovereign	—	184	—	184
U.S. Agency Securities	—	557	—	557
U.S. Treasury Securities	—	5,717	—	5,717
Total Fixed Income Securities	—	14,964	—	14,964
Common Stocks
Aerospace & Defense	606	—	—	606
Air Freight & Logistics	152	—	—	152
Airlines	11	—	—	11
Auto Components	123	—	—	123
Automobiles	7	—	—	7
Beverages	320	—	—	320
Biotechnology	203	—	—	203
Capital Markets	282	—	—	282
Chemicals	418	—	—	418
Commercial Banks	555	—	—	555
Commercial Services & Supplies	96	—	—	96
Communications Equipment	474	—	—	474
Computers & Peripherals	1,080	—	—	1,080
Construction & Engineering	123	—	—	123
Consumer Finance	138	—	—	138
Containers & Packaging	10	—	—	10
Distributors	13	—	—	13
Diversified Consumer Services	29	—	—	29

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Financial Services	$807	$—	$—	$807
Diversified Telecommunication Services	511	—	—	511
Electric Utilities	316	—	—	316
Electrical Equipment	42	—	—	42
Electronic Equipment, Instruments & Components	133	—	—	133
Energy Equipment & Services	492	—	—	492
Food & Staples Retailing	473	—	—	473
Food Products	471	—	—	471
Health Care Equipment & Supplies	317	—	—	317
Health Care Providers & Services	634	—	—	634
Health Care Technology	22	—	—	22
Hotels, Restaurants & Leisure	430	—	—	430
Household Durables	79	—	—	79
Household Products	408	—	—	408
Independent Power Producers & Energy Traders	44	—	—	44
Industrial Conglomerates	441	—	—	441
Information Technology Services	629	—	—	629
Insurance	746	—	—	746
Internet & Catalog Retail	142	—	—	142
Internet Software & Services	335	—	—	335
Leisure Equipment & Products	29	—	—	29
Life Sciences Tools & Services	66	—	—	66
Machinery	410	—	—	410
Media	694	—	—	694
Metals & Mining	205	—	—	205
Multi-Utilities	301	—	—	301
Multiline Retail	121	—	—	121
Office Electronics	13	—	—	13
Oil, Gas & Consumable Fuels	1,614	—	—	1,614
Paper & Forest Products	61	—	—	61
Personal Products	18	—	—	18
Pharmaceuticals	1,077	—	—	1,077
Professional Services	17	—	—	17
Real Estate Investment Trusts (REITs)	391	—	—	391
Real Estate Management & Development	14	—	—	14
Road & Rail	187	—	—	187

The accompanying notes are an integral part of the financial statements.
14

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Balanced Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Semiconductors & Semiconductor Equipment	$1,049	$—	$—	$1,049
Software	755	—	—	755
Specialty Retail	521	—	—	521
Textiles, Apparel & Luxury Goods	187	—	—	187
Thrifts & Mortgage Finance	17	—	—	17
Tobacco	419	—	—	419
Wireless Telecommunication Services	14	—	—	14
Total Common Stocks	20,292	—	—	20,292
Convertible Preferred Stock	—	—	152	152
Investment Companies	394	—	—	394
Right	— @	—	—	— @
Short-Term Investments
Repurchase Agreements	—	1,134	—	1,134
Investment Company	11,266	—	—	11,266
U.S. Treasury Security	—	500	—	500
Total Short-Term Investments	11,266	1,634	—	12,900
Foreign Currency Exchange Contracts	—	29	—	29
Futures Contracts	105	—	—	105
Interest Rate Swap Agreements	—	61	—	61
Total Return Swap Agreements	—	13	—	13
Total Assets	32,057	16,701	152	48,910
Liabilities:
Foreign Currency Exchange Contracts	—	(14)	—	(14)
Futures Contracts	(31)	—	—	(31)
Interest Rate Swap Agreements	—	(60)	—	(60)
Total Return Swap Agreements	—	(3)	—	(3)
Total Liabilities	(31)	(77)	—	(108)
Total	$32,026	$16,624	$152	$48,802

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)
Beginning Balance	$84
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	68
Realized gains (losses)	—
Ending Balance	$152
Net change in unrealized appreciation/depreciation from investments still held as of March 31, 2012	$68

@ Value is less than $500.

Portfolio Composition*

Classification	Percentage of Total Investments
Common Stocks	48.8%
Fixed Income Securities	35.9
Short-Term Investments	14.0
Other**	1.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of March 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $12,548,000 and net unrealized appreciation of approximately $74,000. Also does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $15,000 and open swap agreements with net unrealized appreciation of approximately $11,000.

The accompanying notes are an integral part of the financial statements.
15

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Mid Cap Growth Portfolio

	Shares	Value (000)
Common Stocks (96.9%)
Air Transport (2.0%)
Expeditors International of Washington, Inc.	3,004,615	$139,745
Alternative Energy (2.6%)
Range Resources Corp.	2,047,125	119,020
Ultra Petroleum Corp. (a)	2,977,886	67,389
		186,409
Asset Management & Custodian (0.7%)
Greenhill & Co., Inc.	1,073,048	46,828
Biotechnology (3.8%)
IDEXX Laboratories, Inc. (a)	1,280,698	111,997
Illumina, Inc. (a)	2,938,723	154,606
		266,603
Cement (1.1%)
Martin Marietta Materials, Inc.	888,183	76,055
Chemicals: Diversified (2.6%)
Intrepid Potash, Inc. (a)	3,116,709	75,830
Rockwood Holdings, Inc. (a)	2,056,282	107,235
		183,065
Commercial Services (8.4%)
Gartner, Inc. (a)	2,571,500	109,649
Intertek Group PLC (United Kingdom)	3,156,547	126,778
Leucadia National Corp.	3,380,338	88,227
MercadoLibre, Inc. (Brazil)	695,150	67,978
Weight Watchers International, Inc.	2,636,286	203,495
		596,127
Communications Technology (5.0%)
Millicom International Cellular SA SDR (Sweden)	571,172	64,751
Motorola Solutions, Inc.	5,676,901	288,557
		353,308
Computer Services, Software & Systems (16.0%)
Akamai Technologies, Inc. (a)	3,324,944	122,025
Alibaba.com Ltd. (China) (a)(b)	31,471,356	53,495
Citrix Systems, Inc. (a)	783,246	61,806
IHS, Inc., Class A (a)	1,164,845	109,088
LinkedIn Corp., Class A (a)	2,049,409	209,019
Red Hat, Inc. (a)	1,832,620	109,756
Salesforce.com, Inc. (a)	1,045,265	161,504
Solera Holdings, Inc.	2,707,326	124,239
Zynga, Inc., Class A (a)	10,638,003	139,890
Zynga, Inc., Class B (a)(c)(d)	3,390,490	42,347
		1,133,169
Computer Technology (3.6%)
NVIDIA Corp. (a)	1,396,016	21,485
Yandex N.V., Class A (Russia) (a)	6,056,854	162,747
Youku.com, Inc. ADR (China) (a)	3,106,136	68,304
		252,536
Consumer Lending (1.5%)
IntercontinentalExchange, Inc. (a)	776,648	106,727

	Shares	Value (000)
Consumer Services: Miscellaneous (2.2%)
Qualicorp SA (Brazil) (a)	10,808,545	$92,664
Sun Art Retail Group Ltd. (Hong Kong) (a)	45,309,110	61,380
		154,044
Cosmetics (0.9%)
Natura Cosmeticos SA (Brazil)	2,917,711	63,455
Diversified Materials & Processing (1.4%)
Schindler Holding AG (Switzerland)	838,395	100,864
Diversified Media (3.0%)
Factset Research Systems, Inc.	1,027,933	101,806
McGraw-Hill Cos., Inc. (The)	2,311,282	112,028
		213,834
Diversified Retail (9.2%)
Ctrip.com International Ltd. ADR (China) (a)	2,278,685	49,311
Dollar Tree, Inc. (a)	1,137,155	107,450
Fastenal Co.	4,968,859	268,815
Groupon, Inc. (a)	935,773	17,199
Groupon, Inc. Series A (a)(c)(d)	5,992,988	106,495
NetFlix, Inc. (a)	857,715	98,672
		647,942
Education Services (0.9%)
New Oriental Education & Technology Group, Inc. ADR (China) (a)	2,450,769	67,298
Electronic Entertainment (0.8%)
Nexon Co., Ltd. (Korea, Republic of) (a)	3,097,745	53,968
Financial Data & Systems (5.4%)
MSCI, Inc., Class A (a)	5,067,356	186,530
Verisk Analytics, Inc., Class A (a)	4,088,659	192,044
		378,574
Health Care Services (2.6%)
athenahealth, Inc. (a)	1,159,804	85,965
Stericycle, Inc. (a)	1,151,676	96,326
		182,291
Media (0.5%)
Legend Pictures LLC Ltd. (a)(c)(d)	34,510	36,896
Medical & Dental Instruments & Supplies (1.2%)
Techne Corp.	1,227,668	86,060
Medical Equipment (3.9%)
Intuitive Surgical, Inc. (a)	506,387	274,335
Metals & Minerals: Diversified (1.6%)
Lynas Corp. Ltd. (Australia) (a)	23,242,119	26,363
Molycorp, Inc. (a)	2,602,753	88,051
		114,414
Pharmaceuticals (5.1%)
Ironwood Pharmaceuticals, Inc. (a)	3,422,223	45,550
Mead Johnson Nutrition Co.	2,282,409	188,253
Valeant Pharmaceuticals International, Inc. (Canada) (a)	2,372,203	127,363
		361,166

The accompanying notes are an integral part of the financial statements.
16

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

	Shares	Value (000)
Publishing (1.4%)
Morningstar, Inc.	1,541,657	$97,201
Recreational Vehicles & Boats (3.6%)
Edenred (France)	8,459,946	254,545
Restaurants (1.2%)
Dunkin' Brands Group, Inc.	2,756,896	83,010
Scientific Instruments: Pollution Control (1.0%)
Covanta Holding Corp.	4,560,544	74,018
Semiconductors & Components (2.0%)
ARM Holdings PLC ADR (United Kingdom)	3,882,222	109,828
First Solar, Inc. (a)	1,139,195	28,537
		138,365
Utilities: Electrical (1.7%)
Brookfield Infrastructure Partners LP (Canada)	3,774,214	119,265
Total Common Stocks (Cost $5,610,323)		6,842,117
Convertible Preferred Stocks (1.1%)
Alternative Energy (0.8%)
Better Place, Inc. (a)(c)(d)	9,009,542	40,903
Better Place, Inc. Series C (a)(c)(d)	2,796,975	12,698
		53,601
Computer Services, Software & Systems (0.1%)
Workday, Inc. (a)(c)(d)	805,930	10,687
Technology: Miscellaneous (0.2%)
Peixe Urbano, Inc. (Brazil) (a)(c)(d)	542,936	17,874
Total Convertible Preferred Stocks (Cost $63,782)		82,162
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $174,656)	174,655,713	174,656
Total Investments (100.5%) (Cost $5,848,761)		7,098,935
Liabilities in Excess of Other Assets (-0.5%)		(38,705)
Net Assets (100.0%)		$7,060,230

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  At March 31, 2012, the Portfolio held fair valued securities valued at approximately $267,900,000, representing 3.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(d)  Security has been deemed illiquid at March 31, 2012.

ADR  American Depositary Receipt.

SDR  Swedish Depositary Receipt.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$139,745	$—	$—	$139,745
Alternative Energy	186,409	—	—	186,409
Asset Management & Custodian	46,828	—	—	46,828
Biotechnology	266,603	—	—	266,603
Cement	76,055	—	—	76,055
Chemicals: Diversified	183,065	—	—	183,065
Commercial Services	596,127	—	—	596,127
Communications Technology	353,308	—	—	353,308
Computer Services, Software & Systems	1,090,822	—	42,347	1,133,169
Computer Technology	252,536	—	—	252,536
Consumer Lending	106,727	—	—	106,727
Consumer Services: Miscellaneous	154,044	—	—	154,044
Cosmetics	63,455	—	—	63,455
Diversified Materials & Processing	100,864	—	—	100,864
Diversified Media	213,834	—	—	213,834
Diversified Retail	541,447	—	106,495	647,942
Education Services	67,298	—	—	67,298
Electronic Entertainment	53,968	—	—	53,968
Financial Data & Systems	378,574	—	—	378,574
Health Care Services	182,291	—	—	182,291
Media	—	—	36,896	36,896
Medical & Dental Instruments & Supplies	86,060	—	—	86,060
Medical Equipment	274,335	—	—	274,335
Metals & Minerals: Diversified	114,414	—	—	114,414
Pharmaceuticals	361,166	—	—	361,166
Publishing	97,201	—	—	97,201
Recreational Vehicles & Boats	254,545	—	—	254,545
Restaurants	83,010	—	—	83,010
Scientific Instruments: Pollution Control	74,018	—	—	74,018
Semiconductors & Components	138,365	—	—	138,365
Utilities: Electrical	119,265	—	—	119,265
Total Common Stocks	6,656,379	—	185,738	6,842,117
Convertible Preferred Stocks	—	—	82,162	82,162
Short-Term Investment —
Investment Company	174,656	—	—	174,656
Total Assets	$6,831,035	$—	$267,900	$7,098,935

The accompanying notes are an integral part of the financial statements.
17

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Mid Cap Growth Portfolio

Fair Value Measurement Information: (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, securities with a total value of approximately $587,312,000 transferred from Level 2 to Level 1. At September 30, 2011 the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of foreign markets which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)	Preferred Stock (000)
Beginning Balance	$—	$118,412	$47,566
Purchases	36,896	41,259	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	94,895	(47,329)	(47,566)
Change in unrealized appreciation (depreciation)	53,947	(30,180)	—
Realized gains (losses)	—	—	—
Ending Balance	$185,738	$82,162	$—
Net change in unrealized appreciation/depreciation from investments still held as of March 31, 2012	$5,389	$18,379	$—
Portfolio Composition

Classification	Percentage of Total Investments
Other*	51.1%
Computer Services, Software & Systems	16.0
Diversified Retail	9.1
Commercial Services	8.4
Financial Data & Systems	5.3
Pharmaceuticals	5.1
Communications Technology	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
18

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (96.2%)
Agency Fixed Rate Mortgages (28.4%)
Federal Home Loan Mortgage Corporation,
April TBA:
3.00%, 4/25/27 (a)	$1,205	$1,246
3.50%, 4/25/42 (a)	610	625
Gold Pools:
4.00%, 12/1/41	288	302
5.00%, 10/1/35	937	1,010
6.00%, 5/1/37 - 10/1/38	353	392
7.50%, 5/1/35	64	77
8.00%, 8/1/32	32	39
8.50%, 8/1/31	52	64
Federal National Mortgage Association,
April TBA:
2.50%, 4/25/27 (a)	605	613
4.50%, 4/25/42 (a)	275	293
Conventional Pools:
4.00%, 11/1/41 - 12/1/41	1,680	1,764
4.50%, 8/1/40 - 8/1/41	2,196	2,351
5.00%, 3/1/39	896	983
5.50%, 4/1/34 - 2/1/38	2,120	2,323
6.00%, 1/1/38	230	253
6.50%, 7/1/29 - 2/1/33	389	445
7.00%, 10/1/31 - 12/1/31	3	3
7.50%, 8/1/37	108	130
8.00%, 4/1/33	79	96
8.50%, 10/1/32	78	95
Government National Mortgage Association,
April TBA:
3.50%, 4/25/42 (a)	1,305	1,361
4.00%, 4/25/42 (a)	1,935	2,076
Various Pools:
4.50%, 4/15/39 - 8/15/39	590	644
		17,185
Asset-Backed Securities (6.1%)
Ally Master Owner Trust
2.88%, 4/15/15 (b)	225	229
ARI Fleet Lease Trust
1.69%, 8/15/18 (b)(c)	30	30
Brazos Higher Education Authority
1.41%, 7/25/29 (c)	325	318
CVS Pass-Through Trust
6.04%, 12/10/28	73	81
Discover Card Master Trust
0.59%, 8/15/16 (c)	300	302
Enterprise Fleet Financing LLC,
1.43%, 10/20/16 (b)	200	200
1.62%, 5/20/17 (b)	120	120
Ford Credit Floorplan Master Owner Trust
2.12%, 2/15/16	175	179

	Face Amount (000)	Value (000)
FUEL Trust
4.21%, 4/15/16 (b)	$200	$205
Great America Leasing Receivables
1.69%, 2/15/14 (b)	300	301
Louisiana Public Facilities Authority
1.46%, 4/26/27 (c)	325	316
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (b)	234	234
Mercedes-Benz Auto Lease Trust
1.18%, 11/15/13 (b)	350	351
MMCA Automobile Trust
1.22%, 1/15/15 (b)	225	226
North Carolina State Education Assistance Authority
1.46%, 1/26/26 (c)	225	222
Panhandle-Plains Higher Education Authority, Inc.
1.42%, 7/1/24 (c)	125	123
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (b)	231	236
		3,673
Collateralized Mortgage Obligations — Agency Collateral Series (6.8%)
Federal Home Loan Mortgage Corporation,
2.32%, 10/25/18	155	157
2.70%, 5/25/18	335	348
2.97%, 10/25/21	300	306
3.87%, 4/25/21	325	353
IO
0.68%, 1/25/21 (c)	2,283	96
IO PAC REMIC
6.23%, 6/15/40 (c)	1,946	374
IO STRIPS
8.00%, 1/1/28	22	6
REMIC
6.66%, 1/15/42 (c)(d)	126	119
Federal National Mortgage Association,
3.76%, 6/25/21	110	117
IO
6.15%, 9/25/20 (c)	1,773	497
IO REMIC
6.36%, 9/25/38 (c)	607	129
REMIC
6.66%, 1/25/42 (c)(d)	312	298
9.11%, 10/25/41 (c)(d)	219	211
Government National Mortgage Association,
IO
1.37%, 4/16/53 (c)	4,545	368
IO REMIC
0.85%, 8/20/58 (c)	2,953	100
5.00%, 2/16/41	177	33
5.81%, 11/16/40 (c)	1,182	227
6.34%, 6/20/40 (c)	874	155
6.36%, 4/16/41 (c)	1,239	236
		4,130

The accompanying notes are an integral part of the financial statements.
19

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (3.3%)
DBUBS Mortgage Trust
4.54%, 7/10/44 (b)	$350	$382
GS Mortgage Securities Corp. II
3.71%, 8/10/44	240	251
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	240	260
4.39%, 7/15/46 (b)	350	381
4.72%, 2/15/46 (b)	335	372
WF-RBS Commercial Mortgage Trust
4.87%, 2/15/44 (b)(c)	315	352
		1,998
Corporate Bonds (29.0%)
Finance (10.7%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (b)	175	179
Abbey National Treasury Services PLC
3.88%, 11/10/14 (b)	140	141
Aegon N.V.
4.63%, 12/1/15	175	186
Barclays Bank PLC
6.05%, 12/4/17 (b)	100	103
Berkshire Hathaway, Inc.
3.75%, 8/15/21 (e)	235	243
BNP Paribas SA
5.00%, 1/15/21	135	137
Boston Properties LP
5.88%, 10/15/19	30	34
Brookfield Asset Management, Inc.
5.80%, 4/25/17	65	70
Cigna Corp.,
2.75%, 11/15/16	70	71
5.38%, 2/15/42	10	10
Citigroup, Inc. (See Note G-2),
6.13%, 11/21/17 (e)	15	17
6.13%, 5/15/18	180	202
8.50%, 5/22/19	85	105
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.38%, 1/19/17	130	133
Coventry Health Care, Inc.
5.45%, 6/15/21	120	132
Credit Suisse,
5.40%, 1/14/20 (e)	135	139
6.00%, 2/15/18	60	65
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (b)	100	100
Digital Realty Trust LP
5.25%, 3/15/21	100	103
DNB Bank ASA
3.20%, 4/3/17 (b)(f)	205	206

	Face Amount (000)	Value (000)
ERP Operating LP
4.63%, 12/15/21	$45	$48
General Electric Capital Corp.,
5.30%, 2/11/21	110	119
Series G
6.00%, 8/7/19	190	222
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	285	294
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (e)	110	118
HBOS PLC,
Series G
6.75%, 5/21/18 (b)	340	320
HSBC Holdings PLC
4.00%, 3/30/22	165	164
JPMorgan Chase & Co.
4.95%, 3/25/20	80	86
MetLife, Inc.
7.72%, 2/15/19	60	76
Mizuho Corporate Bank Ltd.
2.55%, 3/17/17 (b)(e)	205	205
National Australia Bank
2.75%, 3/9/17	250	249
Nationwide Building Society
6.25%, 2/25/20 (b)	145	151
Nationwide Financial Services
5.38%, 3/25/21 (b)	75	77
Nordea Bank AB
4.88%, 5/13/21 (b)	200	195
Pacific LifeCorp
6.00%, 2/10/20 (b)	125	137
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	120	128
Principal Financial Group, Inc.
8.88%, 5/15/19	100	128
Prudential Financial, Inc.
7.38%, 6/15/19 (e)	270	334
Santander Holdings USA, Inc.
4.63%, 4/19/16 (e)	40	41
Societe Generale SA
5.20%, 4/15/21 (b)(e)	200	192
Standard Chartered Bank
6.40%, 9/26/17 (b)	100	111
Svenska Handelsbanken AB
2.88%, 4/4/17 (f)	250	250
UDR, Inc.,
Series 0001 MTN
4.63%, 1/10/22	85	87
UnitedHealth Group, Inc.
6.63%, 11/15/37	120	152
Wachovia Corp.
5.63%, 10/15/16	60	67

The accompanying notes are an integral part of the financial statements.
20

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
WEA Finance LLC
4.63%, 5/10/21 (b)	$75	$76
Wells Fargo & Co.
5.63%, 12/11/17 (e)	60	70
		6,473
Industrials (15.9%)
Agilent Technologies, Inc.
5.50%, 9/14/15	120	135
Air Products & Chemicals, Inc.
2.00%, 8/2/16	165	169
Albemarle Corp.
4.50%, 12/15/20	110	118
Altria Group, Inc.,
4.13%, 9/11/15	50	55
9.25%, 8/6/19	125	168
American Honda Finance Corp.
2.13%, 2/28/17 (b)	200	201
Anglo American Capital PLC
9.38%, 4/8/19 (b)	100	132
ArcelorMittal
9.85%, 6/1/19 (e)	100	120
Aristotle Holding, Inc.
2.65%, 2/15/17 (b)	110	111
AT&T, Inc.,
3.88%, 8/15/21 (e)	45	48
6.30%, 1/15/38	170	200
BAA Funding Ltd.
4.88%, 7/15/21 (b)(e)	170	174
Barrick Gold Corp.
3.85%, 4/1/22	75	75
Barrick North America Finance LLC
4.40%, 5/30/21	95	100
BAT International Finance PLC
9.50%, 11/15/18 (b)	165	225
Bemis Co., Inc.
4.50%, 10/15/21	110	115
Best Buy Co., Inc.
3.75%, 3/15/16 (e)	165	167
Boeing Capital Corp.
2.13%, 8/15/16 (e)	175	181
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	85	104
Burlington Northern Santa Fe LLC
5.65%, 5/1/17	115	134
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (b)	125	153
Coca-Cola Co. (The)
1.65%, 3/14/18	150	149
Comcast Corp.,
5.15%, 3/1/20 (e)	75	86
5.70%, 5/15/18	50	59

	Face Amount (000)	Value (000)
ConAgra Foods, Inc.
8.25%, 9/15/30	$115	$146
Corning, Inc.
4.75%, 3/15/42 (e)	50	49
CRH America, Inc.
6.00%, 9/30/16	135	147
Daimler Finance North America LLC
8.50%, 1/18/31	55	80
Darden Restaurants, Inc.
6.20%, 10/15/17	205	232
Delhaize Group SA
5.70%, 10/1/40	106	98
Deutsche Telekom International Finance BV
8.75%, 6/15/30	65	90
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
3.80%, 3/15/22 (b)	75	74
5.88%, 10/1/19 (e)	125	143
Ecolab, Inc.
3.00%, 12/8/16	90	94
Fiserv, Inc.
3.13%, 6/15/16	80	82
Georgia-Pacific LLC
5.40%, 11/1/20 (b)(e)	90	101
Gilead Sciences, Inc.,
4.50%, 4/1/21 (e)	95	101
5.65%, 12/1/41	75	80
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (b)	100	106
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (b)	105	123
Hess Corp.
6.00%, 1/15/40	175	201
Hewlett-Packard Co.
4.65%, 12/9/21	165	173
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (b)	85	88
Kinross Gold Corp.
5.13%, 9/1/21 (b)(e)	115	117
KLA-Tencor Corp.
6.90%, 5/1/18	145	173
Koninklijke Philips Electronics
3.75%, 3/15/22	150	151
Kraft Foods, Inc.
5.38%, 2/10/20	195	226
L-3 Communications Corp.
4.75%, 7/15/20 (e)	135	140
Macy's Retail Holdings, Inc.
3.88%, 1/15/22	55	55
Marathon Petroleum Corp.
5.13%, 3/1/21 (e)	195	212
NBC Universal Media LLC
5.15%, 4/30/20	140	159

The accompanying notes are an integral part of the financial statements.
21

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
News America, Inc.
4.50%, 2/15/21	$75	$80
Nordstrom, Inc.
4.00%, 10/15/21	85	91
PepsiCo, Inc.
2.75%, 3/5/22	125	122
Phillips 66
4.30%, 4/1/22 (b)	100	102
Quest Diagnostics, Inc.
6.95%, 7/1/37	95	116
SABMiller Holdings, Inc.
3.75%, 1/15/22 (b)	200	204
Sanofi
4.00%, 3/29/21 (e)	135	147
Sonoco Products Co.
5.75%, 11/1/40	100	107
Syngenta Finance
3.13%, 3/28/22	80	81
Telstra Corp., Ltd.
4.80%, 10/12/21 (b)(e)	100	109
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	215	218
Time Warner Cable, Inc.,
6.75%, 6/15/39 (e)	40	48
8.75%, 2/14/19 (e)	55	72
Time Warner, Inc.,
4.70%, 1/15/21	100	109
4.75%, 3/29/21 (e)	90	99
5.88%, 11/15/16	75	88
Total Capital International SA
2.88%, 2/17/22 (e)	150	144
Vale Overseas Ltd.
5.63%, 9/15/19	110	123
Valspar Corp.
4.20%, 1/15/22	155	159
Verizon Communications, Inc.,
4.60%, 4/1/21 (e)	30	33
8.95%, 3/1/39	50	77
VF Corp.
3.50%, 9/1/21	105	108
Vivendi SA
6.63%, 4/4/18 (b)	120	135
Volkswagen International Finance
2.38%, 3/22/17 (b)	115	116
Wesfarmers Ltd.
2.98%, 5/18/16 (b)	85	87
Woolworths Ltd.
4.00%, 9/22/20 (b)	125	129
WPP Finance UK
8.00%, 9/15/14	100	115
		9,639

	Face Amount (000)	Value (000)
Utilities (2.4%)
EDF SA
4.60%, 1/27/20 (b)	$80	$85
Energy Transfer Partners LP
9.00%, 4/15/19	58	72
Enterprise Products Operating LLC,
5.25%, 1/31/20 (e)	50	56
Series N
6.50%, 1/31/19	160	190
Exelon Generation Co., LLC
6.25%, 10/1/39	140	164
FirstEnergy Solutions Corp.
6.05%, 8/15/21	225	253
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	160	187
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	160	188
8.75%, 5/1/19 (e)	65	85
PPL WEM Holdings PLC
3.90%, 5/1/16 (b)	150	156
		1,436
		17,548
Municipal Bonds (1.5%)
Chicago, IL, Transit Authority
6.20%, 12/1/40	100	114
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	40	49
City of New York, NY,
Series G-1
5.97%, 3/1/36	85	104
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds
6.18%, 1/1/34	130	156
Municipal Electric Authority of Georgia
6.66%, 4/1/57	155	174
New York City Transitional Finance Authority
5.27%, 5/1/27	80	95
State of California, General Obligation Bonds
5.95%, 4/1/16	175	198
		890
Sovereign (1.2%)
Bermuda Government International Bond
5.60%, 7/20/20 (b)	100	113
Brazilian Government International Bond
4.88%, 1/22/21 (e)	220	250
Korea Development Bank
4.38%, 8/10/15	130	138
Mexico Government International Bond
3.63%, 3/15/22 (e)	200	205
		706

The accompanying notes are an integral part of the financial statements.
22

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (2.0%)
Federal National Mortgage Association,
1.25%, 9/28/16	$230	$232
5.38%, 6/12/17	700	844
6.63%, 11/15/30	100	142
		1,218
U.S. Treasury Securities (17.9%)
U.S. Treasury Bonds
3.88%, 8/15/40 (e)	1,840	2,036
U.S. Treasury Notes,
1.00%, 9/30/16	600	602
1.25%, 10/31/15	2,165	2,208
1.75%, 3/31/14 - 7/31/15	2,380	2,457
2.25%, 3/31/16 (e)	3,305	3,497
		10,800
Total Fixed Income Securities (Cost $56,263)		58,148
	Shares
Short-Term Investments (24.5%)
Securities held as Collateral on Loaned Securities (10.8%)
Investment Company (9.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	5,464,006	5,464
	Face Amount (000)
Repurchase Agreements (1.7%)
Barclays Capital, Inc., (0.15%, dated 3/30/12, due 4/2/12; proceeds $145; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 1/1/42; valued at $148)	$145	145
Merrill Lynch & Co., Inc., (0.25%, dated 3/30/12, due 4/2/12; proceeds $896; fully collateralized by Common Stocks; Alliance Data Systems Corp.; American International Group, Inc.; Boeing Co. (The); Energy Transfer Equity LP; Freeport-McMoRan Copper & Gold, Inc.; GNC Holdings, Inc.; Hershey Co. (The); L-3 Communications Holdings, Inc.; McKesson Corp.; Teva Pharmaceutical Industries Ltd.; Two Harbors Investment Corp.; Vale SA; valued at $968)	896	896
		1,041
Total Securities held as Collateral on Loaned Securities (Cost $6,505)		6,505
	Shares
Investment Company (6.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,059)	4,058,702	4,059

	Face Amount (000)	Value (000)
U.S. Treasury Securities (7.0%)
U.S. Treasury Bills,
0.05%, 6/7/12 (g)	$1,875	$1,874
0.07%, 5/10/12 (e)(g)	2,000	2,000
0.14%, 8/30/12 (g)(h)(i)	363	363
		4,237
Total Short-Term Investments (Cost $14,801)		14,801
Total Investments (120.7%) (Cost $71,064) Including $8,402 of Securities Loaned (j)		72,949
Liabilities in Excess of Other Assets (-20.7%)		(12,531)
Net Assets (100.0%)		$60,418

(a)  Security is subject to delayed delivery.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 2012.

(e)  All or a portion of this security was on loan at March 31, 2012.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at March 31, 2012.

(h)  All or a portion of the security was pledged as collateral for swap agreements.

(i)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(j)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
23

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	16	$3,522	Jun-12	$(2)
Short:
U.S. Treasury 5 yr. Note	11	(1,348)	Jun-12	(1)
U.S. Treasury 10 yr. Note	11	(1,424)	Jun-12	(4)
U.S. Treasury 10 yr. Note	3	(344)	Jun-12	(4)
U.S. Treasury 30 yr. Bond	3	(413)	Jun-12	12
Ultra Long U.S. Treasury Bond	4	(604)	Jun-12	(11)
				$(10)

Zero Coupon Swap Agreements:

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$1,726	3 Month LIBOR	Pay	11/15/19	$59	$246
Barclays Capital	1,457	3 Month LIBOR	Receive	11/15/19	(105)	(455)
						$(209)

LIBOR  London Interbank Offered Rate.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$17,185	$—	$17,185
Asset-Backed Securities	—	3,673	—	3,673
Collateralized Mortgage Obligations — Agency Collateral Series	—	4,130	—	4,130
Commercial Mortgage Backed Securities	—	1,998	—	1,998
Corporate Bonds	—	17,548	—	17,548
Municipal Bonds	—	890	—	890
Sovereign	—	706	—	706
U.S. Agency Securities	—	1,218	—	1,218

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
U.S. Treasury Securities	$—	$10,800	$—	$10,800
Total Fixed Income Securities	—	58,148	—	58,148
Short-Term Investments
Repurchase Agreements	—	1,041	—	1,041
Investment Companies	9,523	—	—	9,523
U.S. Treasury Securities	—	4,237	—	4,237
Total Short-Term Investments	9,523	5,278	—	14,801
Futures Contracts	12	—	—	12
Zero Coupon Swap Agreements	—	246	—	246
Total Assets	9,535	63,672	—	73,207
Liabilities:
Futures Contracts	(22)	—	—	(22)
Zero Coupon Swap Agreements	—	(455)	—	(455)
Total Liabilities	(22)	(455)	—	(477)
Total	$9,513	$63,217	$—	$72,730

The accompanying notes are an integral part of the financial statements.
24

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Fixed Income Portfolio

Fair Value Measurement Information: (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	25.9%
U.S. Treasury Securities	16.3
Industrials	14.5
Short-Term Investments	12.5
Finance	9.7
Other**	9.4
Collateralized Mortgage Obligations — Agency Collateral Series	6.2
Asset-Backed Securities	5.5
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of March 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $7,655,000 and net unrealized depreciation of approximately $10,000 and open swap agreements with net unrealized depreciation of approximately $209,000.

The accompanying notes are an integral part of the financial statements.
25

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.0%)
Agency Adjustable Rate Mortgages (0.7%)
Federal National Mortgage Association,
Conventional Pools:
2.39%, 5/1/35	$1,884		$1,993
Agency Fixed Rate Mortgages (27.4%)
Federal Home Loan Mortgage Corporation,
April TBA:
3.00%, 4/25/27 (a)	2,600		2,689
3.50%, 4/25/42 (a)	2,680		2,747
Conventional Pools:
12.00%, 2/1/15	1		1
13.00%, 6/1/19	—	@	—	@
Gold Pools:
4.00%, 12/1/41	2,883		3,022
4.50%, 6/1/39 - 3/1/41	9,486		10,067
5.00%, 10/1/35	352		380
6.00%, 10/1/36 - 8/1/38	1,789		1,980
6.50%, 3/1/16 - 8/1/33	433		492
7.00%, 6/1/28 - 11/1/31	152		177
Federal National Mortgage Association,
April TBA:
2.50%, 4/25/27 (a)	2,720		2,758
4.50%, 4/25/42 (a)	2,550		2,713
Conventional Pools:
4.00%, 11/1/41 - 1/1/42	13,165		13,822
5.00%, 1/1/37 - 3/1/41	3,375		3,664
5.50%, 6/1/35 - 5/1/41	10,825		11,878
6.00%, 5/1/38	2,045		2,256
6.50%, 11/1/23 - 1/1/34	5,285		6,039
7.00%, 11/1/13 - 1/1/34	816		945
8.50%, 1/1/15	3		3
9.50%, 4/1/30	720		864
12.00%, 11/1/15	25		26
12.50%, 9/1/15	5		5
Government National Mortgage Association,
April TBA:
3.50%, 4/25/42 (a)	3,125		3,257
4.00%, 4/25/42 (a)	2,700		2,897
Various Pool
4.50%, 8/15/39	746		814
			73,496
Asset-Backed Securities (2.5%)
ARI Fleet Lease Trust
1.69%, 8/15/18 (b)(c)	197		197
Contimortgage Home Equity Trust
8.10%, 8/15/25	43		43
CVS Pass-Through Trust
6.04%, 12/10/28	636		700
FUEL Trust
4.21%, 4/15/16 (c)	860		883
Mid-State Trust
8.33%, 4/1/30	33		33

	Face Amount (000)	Value (000)
Santander Drive Auto Receivables Trust
3.06%, 11/15/17	$1,075	$1,078
SLM Student Loan Trust
4.37%, 4/17/28 (c)	825	857
Textainer Marine Containers Ltd.
4.70%, 6/15/26 (c)	694	709
U-Haul S Fleet LLC
4.90%, 10/25/23 (c)	1,556	1,625
Westlake Automobile Receivables Trust
5.00%, 5/15/15 (c)	534	539
		6,664
Collateralized Mortgage Obligations — Agency Collateral Series (4.7%)
Federal Home Loan Mortgage Corporation,
IO
0.68%, 1/25/21 (b)	10,125	428
IO PAC REMIC
6.23%, 6/15/40 (b)	11,121	2,136
IO STRIPS
7.50%, 12/1/29	92	21
8.00%, 1/1/28	157	42
PAC REMIC
9.50%, 4/15/20	1	2
REMIC
6.66%, 1/15/42 (b)(d)	593	557
Federal National Mortgage Association,
IO
6.15%, 9/25/20 (b)	5,220	1,463
IO PAC REMIC
8.00%, 9/18/27	415	96
IO REMIC
5.00%, 8/25/37	2,523	138
6.00%, 7/25/33	684	113
6.36%, 9/25/38 (b)	2,886	614
IO STRIPS
6.50%, 9/1/29 - 12/1/29	1,785	275
8.00%, 4/1/24	509	110
8.50%, 10/1/25	131	26
9.00%, 11/1/26	125	30
REMIC
6.66%, 1/25/42 (b)(d)	1,485	1,422
7.00%, 9/25/32	855	1,014
9.11%, 10/25/41 (b)(d)	973	939
63.02%, 9/25/20 (b)(d)	10	20
Government National Mortgage Association,
IO REMIC
5.00%, 2/16/41	930	173
5.81%, 11/16/40 (b)	5,181	994
6.34%, 6/20/40 (b)	3,806	675
6.36%, 4/16/41 (b)	6,817	1,299
		12,587

The accompanying notes are an integral part of the financial statements.
26

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Commercial Mortgage Backed Securities (2.6%)
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.67%, 4/10/49 (b)	$795	$794
Bear Stearns Commercial Mortgage Securities
5.47%, 1/12/45 (b)	1,526	1,737
DBUBS Mortgage Trust
5.45%, 7/10/44 (b)(c)	325	329
FREMF Mortgage Trust
5.16%, 2/25/47 (b)(c)	525	543
Greenwich Capital Commercial Funding Corp.
5.87%, 12/10/49 (b)	960	929
JP Morgan Chase Commercial Mortgage Securities Corp.,
4.17%, 8/15/46	1,100	1,190
4.80%, 7/15/46 (c)	775	806
6.06%, 2/15/51 (b)	730	724
		7,052
Corporate Bonds (36.7%)
Finance (13.9%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (c)	800	817
Abbey National Treasury Services PLC
3.88%, 11/10/14 (c)	439	442
ABN Amro Bank N.V.
4.25%, 2/2/17 (c)	465	473
Aegon N.V.
4.63%, 12/1/15 (e)	830	880
Affiliated Managers Group, Inc.
3.95%, 8/15/38 (e)	496	548
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	400	392
American International Group, Inc.
6.40%, 12/15/20	375	425
Barclays Bank PLC
6.05%, 12/4/17 (c)(e)	600	620
BBVA Bancomer SA
4.50%, 3/10/16 (c)	525	543
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18 (e)	490	592
BNP Paribas SA
5.00%, 1/15/21	615	622
Brandywine Operating Partnership LP
4.95%, 4/15/18	750	766
Brookfield Asset Management, Inc.
5.80%, 4/25/17 (e)	300	325
Capital One Bank, USA NA
8.80%, 7/15/19	555	680
Cigna Corp.,
2.75%, 11/15/16	335	340
5.38%, 2/15/42	45	46

	Face Amount (000)	Value (000)
Citigroup, Inc. (See Note G-2)
8.50%, 5/22/19 (e)	$704	$869
5.88%, 5/29/37	264	272
CNA Financial Corp.
5.75%, 8/15/21	315	336
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.38%, 1/19/17 (e)	615	629
Coventry Health Care, Inc.
5.45%, 6/15/21	540	592
Credit Suisse
6.00%, 2/15/18 (e)	369	400
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (c)	600	599
Digital Realty Trust LP
4.50%, 7/15/15	400	420
Discover Bank
7.00%, 4/15/20 (e)	575	661
DNB Bank ASA
3.20%, 4/3/17 (c)(f)	685	688
ERP Operating LP
4.63%, 12/15/21	205	216
Farmers Insurance Exchange
8.63%, 5/1/24 (c)	320	404
General Electric Capital Corp.,
5.30%, 2/11/21 (e)	630	684
Series G
6.00%, 8/7/19	694	812
Genworth Financial, Inc.
7.20%, 2/15/21	625	638
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	1,355	1,397
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (c)	850	881
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (e)	645	690
HBOS PLC,
Series G
6.75%, 5/21/18 (c)	1,388	1,304
Health Care REIT, Inc.
4.75%, 7/15/27	520	582
HSBC Holdings PLC
4.00%, 3/30/22	635	631
ING Bank
3.75%, 3/7/17 (c)	600	595
JPMorgan Chase Bank NA
6.00%, 10/1/17 (e)	715	819
Macquarie Bank Ltd.
6.63%, 4/7/21 (c)	490	493
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	908	1,011

The accompanying notes are an integral part of the financial statements.
27

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
MetLife, Inc.
7.72%, 2/15/19	$285	$360
Mizuho Corporate Bank Ltd.
2.55%, 3/17/17 (c)(e)	570	571
National Australia Bank
2.75%, 3/9/17	545	543
Nationwide Building Society
6.25%, 2/25/20 (c)	645	670
Nationwide Financial Services
5.38%, 3/25/21 (c)	450	461
Nordea Bank AB
4.88%, 5/13/21 (c)	765	746
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17 (e)	791	847
Principal Financial Group, Inc.
8.88%, 5/15/19	308	394
QBE Capital Funding III Ltd.
7.25%, 5/24/41 (b)(c)(e)	550	519
Regions Financial Corp.
5.75%, 6/15/15 (e)	545	576
Santander Holdings USA, Inc.
4.63%, 4/19/16 (e)	250	254
SLM Corp.,
MTN
6.25%, 1/25/16	580	604
Societe Generale SA
5.20%, 4/15/21 (c)(e)	455	438
Standard Chartered Bank
6.40%, 9/26/17 (c)	790	880
Svenska Handelsbanken AB
2.88%, 4/4/17 (f)	695	696
UDR, Inc.,
Series 0001 MTN
4.63%, 1/10/22	410	421
UnitedHealth Group, Inc.,
3.38%, 11/15/21 (e)	235	242
4.63%, 11/15/41 (e)	265	266
Vornado Realty LP
3.88%, 4/15/25	507	510
Wachovia Bank NA
6.00%, 11/15/17	415	477
Wachovia Corp.
5.63%, 10/15/16	400	446
WEA Finance LLC
4.63%, 5/10/21 (c)	325	329
Wells Operating Partnership II LP
5.88%, 4/1/18	800	811
		37,195
Industrials (21.1%)
Alpha Natural Resources, Inc.,
6.00%, 6/1/19 (e)	100	91
6.25%, 6/1/21 (e)	280	254

	Face Amount (000)	Value (000)
Altria Group, Inc.,
4.13%, 9/11/15	$45	$49
9.25%, 8/6/19	687	925
American Honda Finance Corp.
2.13%, 2/28/17 (c)	770	774
AMERIGROUP Corp.
7.50%, 11/15/19	415	457
ArcelorMittal
9.85%, 6/1/19 (e)	666	802
Archer-Daniels-Midland Co.
0.88%, 2/15/14	535	550
Aristotle Holding, Inc.
2.65%, 2/15/17 (c)	485	491
AT&T, Inc.
6.30%, 1/15/38 (e)	500	590
BAA Funding Ltd.
4.88%, 7/15/21 (c)(e)	750	766
Barrick Gold Corp.
3.85%, 4/1/22	340	340
Barrick North America Finance LLC
4.40%, 5/30/21	430	454
BAT International Finance PLC
9.50%, 11/15/18 (c)	405	553
Bemis Co., Inc.
4.50%, 10/15/21	525	550
Best Buy Co., Inc.
3.75%, 3/15/16 (e)	545	550
Bombardier, Inc.
7.75%, 3/15/20 (c)(e)	575	644
Boston Scientific Corp.
6.00%, 1/15/20	480	552
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	566	692
Burlington Northern Santa Fe LLC
3.05%, 3/15/22	725	714
Canadian Oil Sands Ltd.
7.75%, 5/15/19 (c)	425	519
CBS Corp.
8.88%, 5/15/19	500	658
CenturyLink, Inc.,
5.80%, 3/15/22	380	372
6.45%, 6/15/21 (e)	440	452
CF Industries, Inc.
6.88%, 5/1/18	1,075	1,243
Chesapeake Energy Corp.,
2.50%, 5/15/37	455	415
6.78%, 3/15/19 (e)	425	422
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19 (e)	760	768
Cimarex Energy Co.
5.88%, 5/1/22 (f)	400	409
Comcast Corp.
5.70%, 5/15/18	98	116

The accompanying notes are an integral part of the financial statements.
28

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
ConAgra Foods, Inc.
8.25%, 9/15/30	$425	$541
Concho Resources, Inc.
7.00%, 1/15/21 (e)	115	124
Constellation Brands, Inc.
7.25%, 9/1/16	370	421
Continental Resources, Inc.
7.13%, 4/1/21	575	641
Corning, Inc.,
4.75%, 3/15/42 (e)	200	194
7.25%, 8/15/36	270	323
CRH America, Inc.
6.00%, 9/30/16 (e)	580	632
CSC Holdings LLC
6.75%, 11/15/21 (c)(e)	470	492
Daimler Finance North America LLC
8.50%, 1/18/31 (e)	224	327
Darden Restaurants, Inc.
6.20%, 10/15/17	520	587
Delhaize Group SA
5.70%, 10/1/40	433	402
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
3.80%, 3/15/22 (c)	675	667
DISH DBS Corp.
7.13%, 2/1/16	580	645
Ecolab, Inc.
3.00%, 12/8/16 (e)	435	453
Fidelity National Information Services, Inc.
5.00%, 3/15/22 (c)	989	979
Fiserv, Inc.
3.13%, 6/15/16	360	368
FMG Resources August 2006 Pty Ltd.,
6.38%, 2/1/16 (c)	380	381
6.88%, 2/1/18 (c)(e)	140	141
Frontier Communications Corp.
8.50%, 4/15/20 (e)	75	79
Gap, Inc. (The)
5.95%, 4/12/21 (e)	645	652
Georgia-Pacific LLC
8.88%, 5/15/31	480	649
Gilead Sciences, Inc.
5.65%, 12/1/41	490	525
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (c)	735	778
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (c)	630	737
Hewlett-Packard Co.
4.65%, 12/9/21	780	818
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (c)	483	500
Home Depot, Inc. (The)
5.88%, 12/16/36	443	533

	Face Amount (000)	Value (000)
Hyatt Hotels Corp.
6.88%, 8/15/19 (c)	$545	$629
Ingram Micro, Inc.
5.25%, 9/1/17	295	311
Intel Corp.
2.95%, 12/15/35 (e)	588	679
International Game Technology
3.25%, 5/1/14	492	560
Kinross Gold Corp.
5.13%, 9/1/21 (c)(e)	520	529
KLA-Tencor Corp.
6.90%, 5/1/18	659	787
Koninklijke Philips Electronics
3.75%, 3/15/22	850	857
Lafarge SA
6.20%, 7/9/15 (c)	765	806
Lam Research Corp.
1.25%, 5/15/18 (c)(e)	651	687
Life Technologies Corp.
6.00%, 3/1/20	605	693
LyondellBasell Industries N.V.
5.00%, 4/15/19 (c)(f)	950	952
Macy's Retail Holdings, Inc.
3.88%, 1/15/22 (e)	265	266
Marathon Petroleum Corp.
5.13%, 3/1/21 (e)	750	817
MeadWestvaco Corp.
7.38%, 9/1/19 (e)	155	181
Medtronic, Inc.,
Series B
1.63%, 4/15/13	563	571
Micron Technology, Inc.
1.88%, 6/1/14	466	476
Microsoft Corp.
Zero Coupon, 6/15/13 (c)(e)	534	587
Molson Coors Brewing Co.
2.50%, 7/30/13 (e)	497	522
NBC Universal Media LLC
5.15%, 4/30/20 (e)	915	1,037
News America, Inc.
4.50%, 2/15/21 (e)	340	363
PepsiCo, Inc.
2.75%, 3/5/22	600	585
Phillips 66
4.30%, 4/1/22 (c)	750	764
Pioneer Natural Resources Co.
7.50%, 1/15/20	375	461
priceline.com, Inc.
1.00%, 3/15/18 (c)	155	165
Quest Diagnostics, Inc.
6.95%, 7/1/37	400	490
RadioShack Corp.
2.50%, 8/1/13 (c)	563	539

The accompanying notes are an integral part of the financial statements.
29

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Sable International Finance Ltd.
7.75%, 2/15/17 (c)	$681	$715
SABMiller Holdings, Inc.
3.75%, 1/15/22 (c)	420	428
SBA Telecommunications, Inc.
8.25%, 8/15/19 (e)	565	626
Sonoco Products Co.
5.75%, 11/1/40	370	395
Symantec Corp.,
Series B
1.00%, 6/15/13 (e)	488	549
Syngenta Finance
3.13%, 3/28/22	360	363
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	525	533
Time Warner, Inc.,
4.70%, 1/15/21	200	219
4.75%, 3/29/21 (e)	405	446
5.88%, 11/15/16 (e)	170	199
Total Capital International SA
2.88%, 2/17/22 (e)	650	625
Vale Overseas Ltd.
5.63%, 9/15/19 (e)	694	779
Valspar Corp.
4.20%, 1/15/22	605	621
Verisk Analytics, Inc.
5.80%, 5/1/21	550	588
Vivendi SA
6.63%, 4/4/18 (c)	758	853
Volkswagen International Finance N.V.
2.38%, 3/22/17 (c)(e)	550	553
Weatherford Bermuda
4.50%, 4/15/22	375	375
Wesfarmers Ltd.
2.98%, 5/18/16 (c)(e)	390	399
WPP Finance UK
8.00%, 9/15/14	664	762
Wyndham Worldwide Corp.
4.25%, 3/1/22 (e)	680	668
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (c)(e)	700	684
		56,455
Utilities (1.7%)
Energy Transfer Partners LP
9.00%, 4/15/19	308	383
Enterprise Products Operating LLC
5.20%, 9/1/20 (e)	635	710
EQT Corp.
4.88%, 11/15/21	375	380
Exelon Generation Co., LLC
6.25%, 10/1/39	445	523

	Face Amount (000)	Value (000)
FirstEnergy Solutions Corp.
6.05%, 8/15/21	$869	$977
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.25%, 6/15/22	225	237
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36 (e)	614	719
PPL WEM Holdings PLC
3.90%, 5/1/16 (c)	625	651
		4,580
		98,230
Mortgages — Other (6.8%)
Banc of America Alternative Loan Trust,
5.86%, 10/25/36 (b)	1,194	799
5.91%, 10/25/36 (b)	2,050	1,354
6.00%, 4/25/36	832	833
Banc of America Funding Corp.
0.61%, 8/25/36 (b)	658	599
Chase Mortgage Finance Corp.,
5.50%, 11/25/35	1,024	984
6.00%, 11/25/36	1,199	1,016
Chaseflex Trust
6.00%, 2/25/37	1,918	1,362
First Horizon Alternative Mortgage Securities
6.25%, 8/25/36	1,262	937
GS Mortgage Securities Corp.
7.50%, 9/25/36 (b)(c)	1,445	1,106
JP Morgan Mortgage Trust,
6.00%, 6/25/37	837	772
6.25%, 7/25/36	1,186	1,111
Lehman Mortgage Trust,
5.50%, 11/25/35 - 2/25/36	2,766	2,501
6.50%, 9/25/37	2,520	1,914
WaMu Mortgage Pass-Through Certificates,
1.14%, 7/25/46 (b)	2,054	1,351
5.13%, 6/25/37 (b)	2,089	1,533
		18,172
Municipal Bonds (1.8%)
Chicago, IL, Transit Authority
6.20%, 12/1/40	665	755
City of Chicago, IL,
O'Hare International Airport Revenue
6.40%, 1/1/40	255	313
City of New York, NY,
Series G-1
5.97%, 3/1/36	270	332
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	877	1,053
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	283	319
6.66%, 4/1/57	320	359

The accompanying notes are an integral part of the financial statements.
30

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont'd)
New York City, NY, Transitional Finance Authority
5.27%, 5/1/27	$540	$640
State of California,
General Obligation Bonds
5.95%, 4/1/16	830	942
		4,713
Sovereign (1.7%)
Bermuda Government International Bond
5.60%, 7/20/20 (c)	775	879
Brazilian Government International Bond
4.88%, 1/22/21 (e)	800	909
Korea Development Bank (The)
4.38%, 8/10/15	875	927
Korea Finance Corp.
4.63%, 11/16/21	670	687
Mexico Government International Bond
3.63%, 3/15/22 (e)	400	410
Russian Foreign Bond — Eurobond
3.25%, 4/4/17 (c)(f)	800	807
		4,619
U.S. Agency Securities (1.7%)
Federal Home Loan Mortgage Corporation,
3.75%, 3/27/19 (e)	3,500	3,933
6.75%, 3/15/31	470	679
		4,612
U.S. Treasury Securities (9.4%)
U.S. Treasury Bonds
3.88%, 8/15/40 (e)	10,400	11,505
U.S. Treasury Notes,
1.00%, 9/30/16	5,365	5,384
1.75%, 7/31/15	7,900	8,193
		25,082
Total Fixed Income Securities (Cost $251,423)		257,220
	Shares
Short-Term Investments (17.0%)
Securities held as Collateral on Loaned Securities (5.8%)
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	12,991,378	12,991
	Face Amount (000)
Repurchase Agreements (0.9%)
Barclays Capital, Inc., (0.15%, dated 3/30/12, due 4/2/12; proceeds $345; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 1/1/42; valued at $352)	$345	345

	Face Amount (000)	Value (000)
Merrill Lynch & Co., Inc., (0.25%, dated 3/30/12, due 4/2/12; proceeds $2,132; fully collateralized by Common Stocks; Alliance Data Systems Corp.; American International Group, Inc.; Boeing Co. (The); Energy Transfer Equity LP; Freeport-McMoRan Copper & Gold, Inc.; GNC Holdings, Inc.; Hershey Co. (The); L-3 Communications Holdings, Inc.; McKesson Corp.; Teva Pharmaceutical Industries Ltd.; Two Harbors Investment Corp.; Vale SA; valued at $2,302)	$2,132	$2,132
		2,477
Total Securities held as Collateral on Loaned Securities (Cost $15,468)		15,468
	Shares
Investment Company (9.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $24,349)	24,348,953	24,349
	Face Amount (000)
U.S. Treasury Security (2.1%)
U.S. Treasury Bill
0.05%, 6/7/12 (g)	$5,700	5,699
Total Short-Term Investments (Cost $45,517)		45,516
Total Investments (113.0%) (Cost $296,940) Including $20,904 of Securities Loaned (h)		302,736
Liabilities in Excess of Other Assets (-13.0%)		(34,779)
Net Assets (100.0%)		$267,957

(a)  Security is subject to delayed delivery.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at March 31, 2012.

(e)  All or a portion of this security was on loan at March 31, 2012.

(f)  When-issued security.

(g)  Rate shown is the yield to maturity at March 31, 2012.

(h)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

@  Face Amount/Value is less than $500.

IO  Interest Only.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REIT  Real Estate Investment Trust.

REMIC  Real Estate Mortgage Investment Conduit.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

The accompanying notes are an integral part of the financial statements.
31

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contracts open at period end:

Counterparty	Currency to Deliver (000)			Value (000)		Settlement Date	In Exchange For (000)			Value (000)		Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International	NOK	3,943		$692		4/4/12	USD	702		$702		$10
JPMorgan Chase Bank	USD	1,443		1,443		4/4/12	NOK	8,215		1,442		(1)
UBS AG	NOK	1		—	@	4/4/12	USD	—	@	—	@	(— )@
UBS AG	NOK	4,271		750		4/4/12	USD	753		753		3
Goldman Sachs International	AUD	2,780		2,879		4/5/12	USD	2,953		2,953		74
Goldman Sachs International	USD	648		648		4/5/12	CHF	592		655		7
Goldman Sachs International	USD	—	@	—	@	4/5/12	SEK	1		—	@	(— )@
JPMorgan Chase Bank	CHF	592		655		4/5/12	USD	649		649		(6)
UBS AG	CAD	2,921		2,928		4/5/12	USD	2,927		2,927		(1)
UBS AG	SEK	3,010		455		4/5/12	USD	452		452		(3)
UBS AG	USD	2,929		2,929		4/5/12	CAD	2,921		2,928		(1)
UBS AG	USD	—	@	—	@	4/5/12	CHF	—	@	—	@	— @
UBS AG	USD	442		442		4/5/12	SEK	3,009		455		13
Wells Fargo Bank	USD	2,881		2,881		4/5/12	AUD	2,780		2,879		(2)
UBS AG	USD	2,926		2,926		4/30/12	CAD	2,921		2,927		1
Wells Fargo Bank	AUD	2,780		2,871		4/30/12	USD	2,873		2,873		2
				$22,499						$22,595		$96

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	151	$33,241	Jun-12	$(21)
U.S. Treasury 5 yr. Note	27	3,309	Jun-12	(7)
Short:
U.S. Treasury 10 yr. Note	38	(4,921)	Jun-12	7
U.S. Treasury 30 yr. Bond	7	(964)	Jun-12	17
Ultra Long U.S. Treasury Bond	25	(3,774)	Jun-12	(63)
				$(67)

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	14,435	$644
Bank of America NA	3 Month LIBOR	Receive	4.35	8/18/26		$19,325	(342)
Bank of America NA	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	18,225	(561)
Bank of America NA	3 Month LIBOR	Pay	4.15	8/18/31		$23,970	329
Goldman Sachs International	3 Month LIBOR	Receive	2.42	3/22/22		3,020	(41)
JPMorgan Chase Bank	3 Month LIBOR	Receive	2.43	3/22/22		1,464	(22)
							$7

The accompanying notes are an integral part of the financial statements.
32

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@    Value is less than $500.

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

AUD  —  Australian Dollar

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

EUR  —  Euro

NOK  —  Norwegian Krone

SEK  —  Swedish Krona

USD  —  United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,993	$—	$1,993
Agency Fixed Rate Mortgages	—	73,496	—	73,496
Asset-Backed Securities	—	6,664	—	6,664
Collateralized Mortgage Obligations — Agency Collateral Series	—	12,587	—	12,587
Commercial Mortgage Backed Securities	—	7,052	—	7,052
Corporate Bonds	—	98,230	—	98,230
Mortgages — Other	—	18,172	—	18,172
Municipal Bonds	—	4,713	—	4,713
Sovereign	—	4,619	—	4,619
U.S. Agency Securities	—	4,612	—	4,612
U.S. Treasury Securities	—	25,082	—	25,082
Total Fixed Income Securities	—	257,220	—	257,220
Short-Term Investments
Repurchase Agreements	—	2,477	—	2,477
Investment Company	37,340	—	—	37,340
U.S. Treasury Security	—	5,699	—	5,699
Total Short-Term Investments	37,340	8,176	—	45,516
Foreign Currency Exchange Contracts	—	110	—	110
Futures Contracts	24	—	—	24
Interest Rate Swap Agreements	—	973	—	973
Total Assets	37,364	266,479	—	303,843
Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Liabilities:
Foreign Currency Exchange Contracts	$—	$(14)	$—	$(14)
Futures Contracts	(91)	—	—	(91)
Interest Rate Swap Agreements	—	(966)	—	(966)
Total Liabilities	(91)	(980)	—	(1,071)
Total	$37,273	$265,499	$—	$302,772

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	25.6%
Industrials	19.7
Other**	16.3
Finance	12.9
Short-Term Investments	10.5
U.S. Treasury Securities	8.7
Mortgages — Other	6.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of March 31, 2012.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $46,209,000 and net unrealized depreciation of approximately $67,000. Also, does not include open foreign currency exchange contracts with net unrealized appreciation of approximately $96,000 and open swap agreements with net unrealized appreciation of approximately $7,000.

The accompanying notes are an integral part of the financial statements.
33

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.4%)
Asset-Backed Securities (1.0%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$86	$94
8.35%, 7/10/31 (a)	143	181
FUEL Trust
4.21%, 4/15/16 (a)	200	205
		480
Collateralized Mortgage Obligations — Agency Collateral Series (0.0%)
Federal Home Loan Mortgage Corporation,
IO STRIPS
8.00%, 1/1/28	30	8
Corporate Bonds (97.1%)
Finance (36.6%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	195	199
Abbey National Treasury Services PLC,
MTN
3.88%, 11/10/14 (a)	146	147
ABN Amro Bank
4.25%, 2/2/17 (a)	210	214
Aegon N.V.
4.63%, 12/1/15	320	339
Alexandria Real Estate Equities, Inc.
4.60%, 4/1/22	150	147
American Express Co.
8.13%, 5/20/19	250	327
American Financial Group, Inc.
9.88%, 6/15/19	225	275
American International Group, Inc.
6.40%, 12/15/20	345	391
Bank of America Corp.
5.63%, 7/1/20	850	888
Barclays Bank PLC,
5.13%, 1/8/20	300	314
6.05%, 12/4/17 (a)	115	119
Bear Stearns Cos. LLC (The)
5.55%, 1/22/17	200	221
Berkshire Hathaway, Inc.
3.75%, 8/15/21 (b)	265	274
BNP Paribas SA
5.00%, 1/15/21	320	324
Boston Properties LP
5.88%, 10/15/19	30	34
Brandywine Operating Partnership LP
4.95%, 4/15/18	215	220
Brookfield Asset Management, Inc.
5.80%, 4/25/17	70	76
Capital One Bank, USA NA
8.80%, 7/15/19	285	349
Capital One Capital VI
8.88%, 5/15/40	150	152

	Face Amount (000)	Value (000)
Cigna Corp.
5.38%, 2/15/42	$85	$88
Citigroup, Inc. (See Note G-2),
4.45%, 1/10/17	125	131
6.13%, 11/21/17 - 5/15/18	930	1,042
8.50%, 5/22/19	76	94
CNA Financial Corp.
5.75%, 8/15/21	250	267
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.88%, 2/8/22	260	252
Credit Suisse,
5.40%, 1/14/20	295	304
6.00%, 2/15/18 (b)	61	66
Dexus Diversified Trust/Dexus Office Trust
5.60%, 3/15/21 (a)	225	225
Digital Realty Trust LP
5.25%, 3/15/21	100	103
DNB Bank ASA
3.20%, 4/3/17 (a)(c)	255	256
ERP Operating LP
4.63%, 12/15/21	90	95
Farmers Exchange Capital
7.05%, 7/15/28 (a)	215	236
General Electric Capital Corp.,
5.30%, 2/11/21	120	130
MTN
5.88%, 1/14/38 (b)	350	386
Series G
6.00%, 8/7/19	666	779
Goldman Sachs Group, Inc. (The),
5.75%, 1/24/22	360	371
6.15%, 4/1/18	840	907
Goodman Funding Pty Ltd.
6.38%, 4/15/21 (a)	250	259
Hartford Financial Services Group, Inc.
5.50%, 3/30/20 (b)	275	294
HBOS PLC,
Series G
6.75%, 5/21/18 (a)	357	336
HCP, Inc.
5.63%, 5/1/17	95	105
HSBC Holdings PLC,
4.00%, 3/30/22	235	233
4.88%, 1/14/22	275	292
Huntington Bancshares, Inc.
7.00%, 12/15/20	140	158
ING Bank
3.75%, 3/7/17 (a)	200	198
JPMorgan Chase & Co.
4.35%, 8/15/21	250	256
JPMorgan Chase Capital XXVII
7.00%, 11/1/39 (b)	400	407

The accompanying notes are an integral part of the financial statements.
34

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Macquarie Group Ltd.
6.00%, 1/14/20 (a)	$215	$215
Merrill Lynch & Co., Inc.,
MTN
6.88%, 4/25/18	217	242
MetLife, Inc.
7.72%, 2/15/19	70	88
Mizuho Corporate Bank Ltd.
2.55%, 3/17/17 (a)(b)	245	245
National Australia Bank
2.75%, 3/9/17	250	249
Nationwide Building Society
6.25%, 2/25/20 (a)	260	270
Nationwide Financial Services
5.38%, 3/25/21 (a)	175	180
Nordea Bank AB
4.88%, 5/13/21 (a)	200	195
Pacific LifeCorp
6.00%, 2/10/20 (a)	150	164
Platinum Underwriters Finance, Inc.,
Series B
7.50%, 6/1/17	234	250
PNC Funding Corp.
5.13%, 2/8/20 (b)	110	125
Principal Financial Group, Inc.
8.88%, 5/15/19	167	214
Protective Life Corp.
7.38%, 10/15/19	175	194
Prudential Financial, Inc.
7.38%, 6/15/19 (b)	200	248
Royal Bank of Scotland PLC (The)
4.88%, 3/16/15 (b)	255	265
Santander Holdings USA, Inc.
4.63%, 4/19/16	55	56
Santander US Debt SA Unipersonal
3.72%, 1/20/15 (a)	200	195
SLM Corp.,
MTN
6.25%, 1/25/16	320	333
8.00%, 3/25/20	90	97
Societe Generale SA
5.20%, 4/15/21 (a)(b)	200	192
Standard Chartered Bank
6.40%, 9/26/17 (a)	200	223
Svenska Handelsbanken AB
2.88%, 4/4/17 (c)	250	250
UDR, Inc.,
MTN
4.63%, 1/10/22	180	185
UnitedHealth Group, Inc.
6.63%, 11/15/37	225	286

	Face Amount (000)	Value (000)
Wachovia Corp.
5.63%, 10/15/16	$245	$273
WEA Finance LLC
4.63%, 5/10/21 (a)	75	76
Wells Operating Partnership II LP
5.88%, 4/1/18	125	127
		18,717
Industrials (50.6%)
Agilent Technologies, Inc.
5.50%, 9/14/15	126	142
Altria Group, Inc.
9.25%, 8/6/19	288	388
American Honda Finance Corp.
2.13%, 2/28/17 (a)	400	402
American Tower Corp.
4.70%, 3/15/22	200	202
Amgen, Inc.,
2.50%, 11/15/16	240	247
3.88%, 11/15/21	80	82
Anadarko Petroleum Corp.
6.95%, 6/15/19	150	183
Anglo American Capital PLC
9.38%, 4/8/19 (a)	100	132
ArcelorMittal
9.85%, 6/1/19 (b)	209	252
Aristotle Holding, Inc.
2.65%, 2/15/17 (a)	225	228
AstraZeneca PLC
6.45%, 9/15/37 (b)	125	164
AT&T, Inc.,
5.55%, 8/15/41 (b)	250	278
6.30%, 1/15/38	340	401
6.55%, 2/15/39 (b)	100	122
BAA Funding Ltd.
4.88%, 7/15/21 (a)(b)	190	194
Barrick Gold Corp.
3.85%, 4/1/22	180	180
Barrick North America Finance LLC
4.40%, 5/30/21	245	259
BAT International Finance PLC
9.50%, 11/15/18 (a)	190	260
Bemis Co., Inc.
4.50%, 10/15/21	230	241
Best Buy Co., Inc.
3.75%, 3/15/16 (b)	220	222
Boeing Capital Corp.
2.13%, 8/15/16 (b)	175	181
Boston Scientific Corp.
6.00%, 1/15/20	105	121
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	149	182
Burlington Northern Santa Fe LLC,
3.05%, 3/15/22	150	148
5.65%, 5/1/17	130	151

The accompanying notes are an integral part of the financial statements.
35

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Canadian Natural Resources Ltd.
6.25%, 3/15/38	$150	$184
Canadian Oil Sands Ltd.,
6.00%, 4/1/42 (a)(b)	50	50
7.75%, 5/15/19 (a)	175	214
Caterpillar, Inc.
3.90%, 5/27/21 (b)	130	143
CenturyLink, Inc.,
5.80%, 3/15/22	295	289
6.45%, 6/15/21	180	185
Chesapeake Energy Corp.
6.78%, 3/15/19	325	323
Cimarex Energy Co.
5.88%, 5/1/22 (c)	75	77
Cisco Systems, Inc.
3.15%, 3/14/17 (b)	300	325
Comcast Corp.,
5.15%, 3/1/20 (b)	110	127
5.70%, 5/15/18	232	274
6.45%, 3/15/37	100	120
Corning, Inc.,
4.75%, 3/15/42 (b)	50	49
7.25%, 8/15/36	100	120
CRH America, Inc.
6.00%, 9/30/16	400	436
Daimler Finance North America LLC
8.50%, 1/18/31	161	235
Darden Restaurants, Inc.
6.20%, 10/15/17	235	265
Delhaize Group SA
5.70%, 10/1/40	125	116
Deutsche Telekom International Finance BV
8.75%, 6/15/30	100	138
DirecTV Holdings LLC/DirecTV Financing Co., Inc.,
3.80%, 3/15/22 (a)	300	296
5.88%, 10/1/19	170	195
Dr. Pepper Snapple Group, Inc.
7.45%, 5/1/38	100	135
Ecolab, Inc.
3.00%, 12/8/16	190	198
Fidelity National Information Services, Inc.
5.00%, 3/15/22 (a)	266	263
Fiserv, Inc.
3.13%, 6/15/16	190	194
Gap, Inc. (The)
5.95%, 4/12/21 (b)	185	187
Georgia-Pacific LLC,
5.40%, 11/1/20 (a)(b)	95	106
8.88%, 5/15/31	100	135
Gilead Sciences, Inc.,
4.50%, 4/1/21 (b)	115	122
5.65%, 12/1/41	100	107

	Face Amount (000)	Value (000)
Grupo Bimbo SAB de CV
4.88%, 6/30/20 (a)	$225	$238
Halliburton Co.
4.50%, 11/15/41 (b)	175	178
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	245	287
Hess Corp.
6.00%, 1/15/40	200	230
Hewlett-Packard Co.,
2.60%, 9/15/17	80	80
4.65%, 12/9/21	285	299
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19 (a)	182	188
Home Depot, Inc. (The)
5.88%, 12/16/36	222	267
Hyatt Hotels Corp.
6.88%, 8/15/19 (a)	80	92
Incitec Pivot Ltd.
4.00%, 12/7/15 (a)	160	162
International Business Machines Corp.,
1.25%, 2/6/17	200	199
2.00%, 1/5/16 (b)	300	308
International Paper Co.
4.75%, 2/15/22 (b)	255	269
John Deere Capital Corp.
3.90%, 7/12/21	175	189
Kinross Gold Corp.
5.13%, 9/1/21 (a)(b)	180	183
KLA-Tencor Corp.
6.90%, 5/1/18	116	138
Kohl's Corp.
6.88%, 12/15/37	104	126
Koninklijke Philips Electronics
3.75%, 3/15/22	300	302
Kraft Foods, Inc.,
5.38%, 2/10/20	120	139
6.88%, 1/26/39 (b)	225	283
Kroger Co. (The)
6.90%, 4/15/38	80	100
L-3 Communications Corp.,
4.75%, 7/15/20	145	150
4.95%, 2/15/21 (b)	65	68
Lorillard Tobacco Co.
8.13%, 6/23/19 (b)	300	373
Lubrizol Corp.
8.88%, 2/1/19	165	224
LyondellBasell Industries N.V. (Netherlands)
5.00%, 4/15/19 (a)(c)	200	201
Macy's Retail Holdings, Inc.
3.88%, 1/15/22	115	116
Marathon Petroleum Corp.,
5.13%, 3/1/21 (b)	195	212
6.50%, 3/1/41	75	81

The accompanying notes are an integral part of the financial statements.
36

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
McDonald's Corp.
2.63%, 1/15/22 (b)	$250	$247
McKesson Corp.
4.75%, 3/1/21 (b)	150	170
MeadWestvaco Corp.
7.38%, 9/1/19 (b)	120	140
NBC Universal Media LLC
5.15%, 4/30/20	265	300
News America, Inc.
4.50%, 2/15/21	85	91
Nordstrom, Inc.
4.00%, 10/15/21	90	96
PepsiCo, Inc.
2.75%, 3/5/22	275	268
Petro-Canada
6.80%, 5/15/38 (b)	145	186
Philip Morris International, Inc.
4.50%, 3/20/42	150	149
Phillips 66
4.30%, 4/1/22 (a)	300	306
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	75	91
Quest Diagnostics, Inc.
6.95%, 7/1/37	195	239
Roper Industries, Inc.
6.25%, 9/1/19	230	270
SABMiller Holdings, Inc.
3.75%, 1/15/22 (a)	200	204
Sanofi
4.00%, 3/29/21 (b)	150	164
Sonoco Products Co.
5.75%, 11/1/40	150	160
Stryker Corp.
2.00%, 9/30/16	325	333
Syngenta Finance
4.38%, 3/28/42	75	76
Teck Resources Ltd.
6.25%, 7/15/41	90	98
Telecom Italia Capital SA
7.18%, 6/18/19 (b)	209	224
Telefonica Europe BV
8.25%, 9/15/30	184	201
Telstra Corp., Ltd.
4.80%, 10/12/21 (a)(b)	120	131
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/21	250	254
Time Warner Cable, Inc.,
6.75%, 6/15/39 (b)	80	96
8.75%, 2/14/19 (b)	100	131
Time Warner, Inc.
7.70%, 5/1/32 (b)	340	445

	Face Amount (000)	Value (000)
Total Capital International SA
2.88%, 2/17/22 (b)	$300	$288
Union Pacific Corp.
6.15%, 5/1/37	150	180
URS Corp.
3.85%, 4/1/17 (a)	300	299
Vale Overseas Ltd.,
5.63%, 9/15/19	116	130
6.88%, 11/10/39 (b)	21	25
Valero Energy Corp.
6.13%, 2/1/20 (b)	150	173
Valspar Corp.
4.20%, 1/15/22	290	297
Verisk Analytics, Inc.
5.80%, 5/1/21	185	198
Verizon Communications, Inc.,
4.60%, 4/1/21 (b)	170	189
6.35%, 4/1/19	125	152
8.95%, 3/1/39	150	233
VF Corp.
3.50%, 9/1/21	120	123
Viacom, Inc.
6.88%, 4/30/36	100	126
Vivendi SA
6.63%, 4/4/18 (a)	102	115
Volkswagen International Finance
2.38%, 3/22/17 (a)	160	161
Waste Management, Inc.
6.13%, 11/30/39 (b)	100	122
Weatherford Bermuda
4.50%, 4/15/22	150	150
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	100	102
Woolworths Ltd.
4.00%, 9/22/20 (a)	140	144
WPP Finance UK
8.00%, 9/15/14	136	156
Wyndham Worldwide Corp.
4.25%, 3/1/22 (b)	255	250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 3/15/22 (a)(b)	325	318
Yum! Brands, Inc.
6.88%, 11/15/37	175	224
		25,877
Utilities (9.9%)
Appalachian Power Co.
7.00%, 4/1/38	150	197
Boston Gas Co.
4.49%, 2/15/42 (a)	125	126
Consolidated Edison Co. of New York, Inc.
6.65%, 4/1/19	100	125
Duke Energy Carolinas
1.75%, 12/15/16 (b)	320	324

The accompanying notes are an integral part of the financial statements.
37

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Utilities (cont'd)
EDF SA
4.60%, 1/27/20 (a)(b)	$90	$95
Enel Finance International N.V.
5.13%, 10/7/19 (a)(b)	200	197
Energy Transfer Partners LP
9.00%, 4/15/19	105	130
Enterprise Products Operating LLC,
5.25%, 1/31/20 (b)	25	28
Series N
6.50%, 1/31/19	529	629
EQT Corp.
4.88%, 11/15/21	200	203
Exelon Generation Co., LLC
6.25%, 10/1/39	175	205
FirstEnergy Solutions Corp.,
6.05%, 8/15/21	171	192
6.80%, 8/15/39	125	140
Iberdrola Finance Ireland Ltd.
5.00%, 9/11/19 (a)	175	178
Kinder Morgan Energy Partners LP
5.95%, 2/15/18	300	351
Nevada Power Co.
6.65%, 4/1/36	150	193
Plains All American Pipeline LP/PAA Finance Corp.
6.70%, 5/15/36	181	212
PPL WEM Holdings PLC
3.90%, 5/1/16 (a)	315	328
PSEG Power LLC
8.63%, 4/15/31	200	285
Sempra Energy
6.00%, 10/15/39	125	151
Spectra Energy Capital LLC
8.00%, 10/1/19	50	63
UIL Holdings Corp.
4.63%, 10/1/20	375	380
Virginia Electric and Power Co.
2.95%, 1/15/22	325	322
		5,054
		49,648
Sovereign (0.3%)
Bermuda Government International Bond
5.60%, 7/20/20 (a)	125	142
Total Fixed Income Securities (Cost $48,614)		50,278
	Shares
Short-Term Investments (20.0%)
Securities held as Collateral on Loaned Securities (18.4%)
Investment Company (15.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	7,913,899	7,914

	Face Amount (000)	Value (000)
Repurchase Agreements (2.9%)
Barclays Capital, Inc., (0.15%, dated 3/30/12, due 4/2/12; proceeds $210; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 1/1/42; valued at $214)	$210	$210
Merrill Lynch & Co., Inc., (0.25%, dated 3/30/12, due 4/2/12; proceeds $1,298; fully collateralized by Common Stocks; Alliance Data Systems Corp.; American International Group, Inc.; Boeing Co. (The); Energy Transfer Equity LP; Freeport-McMoRan Copper & Gold, Inc.; GNC Holdings, Inc.; Hershey Co. (The); L-3 Communications Holdings, Inc.; McKesson Corp.; Teva Pharmaceutical Industries Ltd.; Two Harbors Investment Corp.; Vale SA; valued at $1,402)	1,298	1,298
		1,508
Total Securities held as Collateral on Loaned Securities (Cost $9,422)		9,422
	Shares
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $723)	723,124	723
	Face Amount (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill
0.14%, 8/30/12 (d)(e)	$95	95
Total Short-Term Investments (Cost $10,240)		10,240
Total Investments (118.4%) (Cost $58,854) Including $9,206 of Securities Loaned (f)		60,518
Liabilities in Excess of Other Assets (-18.4%)		(9,395)
Net Assets (100.0%)		$51,123

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at March 31, 2012.

(c)  When-issued security.

(d)  Rate shown is the yield to maturity at March 31, 2012.

(e)  All or a portion of the security was pledged as collateral for swap agreements.

(f)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

IO  Interest Only.

MTN  Medium Term Note.

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

The accompanying notes are an integral part of the financial statements.
38

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	40	$8,806	Jun-12	$(5)
U.S. Treasury 5 yr. Note	1	122	Jun-12	1
U.S. Treasury Ultra Long Bond	9	1,359	Jun-12	(26)
Short:
U.S. Treasury 10 yr. Note	54	(6,992)	Jun-12	(20)
U.S. Treasury 30 yr. Bond	15	(2,066)	Jun-12	51
				$1

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs	3 Month LIBOR	Receive	2.42%	3/22/22	$642	$(8)
JP Morgan Chase	3 Month LIBOR	Receive	2.43	3/22/22	311	(5)
						$(13)

LIBOR  London Interbank Offered Rate

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$480	$—	$480
Collateralized Mortgage Obligations — Agency Collateral Series	—	8	—	8
Corporate Bonds	—	49,648	—	49,648
Sovereign	—	142	—	142
Total Fixed Income Securities	—	50,278	—	50,278
Short-Term Investments
Repurchase Agreements	—	1,508	—	1,508
Investment Company	8,637	—	—	8,637
U.S. Treasury Security	—	95	—	95
Total Short-Term Investments	8,637	1,603	—	10,240

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Futures Contracts	$52	$—	$—	$52
Total Assets	8,689	51,881	—	60,570
Liabilities:
Futures Contracts	(51)	—	—	(51)
Interest Rate Swap Agreements	—	(13)	—	(13)
Total Liabilities	(51)	(13)	—	(64)
Total	$8,638	$51,868	$—	$60,506

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

The accompanying notes are an integral part of the financial statements.
39

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	50.7%
Finance	36.6
Utilities	9.9
Other**	2.8
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of March 31, 2012.

**  Industries representing less than 5% of total investments.

***  Does not include open long/short futures contracts with an underlying face amount of approximately $19,345,000 and net unrealized appreciation of approximately $1,000 and open swap agreements with total unrealized depreciation of approximately $13,000.

The accompanying notes are an integral part of the financial statements.
40

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.8%)
Corporate Bonds (97.8%)
Basic Materials (3.4%)
FMG Resources August 2006 Pty Ltd.
6.88%, 4/1/22 (a)	$100	$98
Ineos Group Holdings Ltd.
8.50%, 2/15/16 (a)	150	142
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, 3/1/19	100	104
		344
Communications (6.0%)
Avaya, Inc.
7.00%, 4/1/19 (a)	150	151
Cablevision Systems Corp.
7.75%, 4/15/18	100	105
CommScope, Inc.
8.25%, 1/15/19 (a)	100	107
GXS Worldwide, Inc.
9.75%, 6/15/15	150	147
Level 3 Financing, Inc.
8.13%, 7/1/19 (a)	100	104
		614
Consumer Discretionary (4.0%)
IDQ Holdings, Inc.
11.50%, 4/1/17 (a)	150	154
Monitronics International, Inc.
9.13%, 4/1/20 (a)	150	153
Silgan Holdings, Inc.
5.00%, 4/1/20 (a)	100	100
		407
Consumer, Cyclical (23.8%)
Academy Ltd./Academy Finance Corp.
9.25%, 8/1/19 (a)	150	155
Ameristar Casinos, Inc.
7.50%, 4/15/21	100	105
Burlington Coat Factory Warehouse Corp.
10.00%, 2/15/19	150	157
Caesars Entertainment Operating Co., Inc.
10.00%, 12/15/18	150	117
Caesars Operating Escrow LLC/Caesars Escrow Corp.
8.50%, 2/15/20 (a)	50	51
Chester Downs & Marina LLC
9.25%, 2/1/20 (a)	100	106
Chrysler Group LLC/CG Co-Issuer, Inc.
8.00%, 6/15/19	200	202
CKE Restaurants, Inc.
11.38%, 7/15/18	100	115

	Face Amount (000)	Value (000)
Diamond Resorts Corp.
12.00%, 8/15/18	$150	$161
Gap, Inc. (The)
5.95%, 4/12/21	100	101
INTCOMEX, Inc.
13.25%, 12/15/14	150	151
Lions Gate Entertainment, Inc.
10.25%, 11/1/16 (a)	150	166
Logan's Roadhouse, Inc.
10.75%, 10/15/17	150	147
MGM Resorts International
8.63%, 2/1/19 (a)	100	108
Realogy Corp.
7.63%, 1/15/20 (a)	50	53
Rite Aid Corp.
9.50%, 6/15/17	150	151
Sabre Holdings Corp.
8.35%, 3/15/16	150	137
Snoqualmie Entertainment Authority
9.13%, 2/1/15 (a)	150	151
VWR Funding, Inc., Series B
10.25%, 7/15/15 (b)	100	104
		2,438
Consumer, Non-Cyclical (20.6%)
Amscan Holdings, Inc.
8.75%, 5/1/14	52	52
Apria Healthcare Group, Inc.
11.25%, 11/1/14	100	105
Armored Autogroup, Inc.
9.25%, 11/1/18 (a)	150	126
BioScrip, Inc.
10.25%, 10/1/15	100	109
Bumble Bee Holdco SCA, PIK
9.63%, 3/15/18 (a)(c)	200	183
Emergency Medical Services Corp.
8.13%, 6/1/19	150	155
HCA, Inc.
5.88%, 3/15/22	100	100
inVentiv Health, Inc.
10.00%, 8/15/18 (a)	150	136
Kindred Healthcare, Inc.
8.25%, 6/1/19	150	131
Knowledge Learning Corp.
7.75%, 2/1/15 (a)	150	125
NCO Group, Inc.
11.88%, 11/15/14	150	155
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
8.25%, 9/1/17	100	109
ServiceMaster Co.
8.00%, 2/15/20 (a)	100	107

The accompanying notes are an integral part of the financial statements.
41

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Spectrum Brands, Inc.
6.75%, 3/15/20 (a)	$100	$101
US Foodservice
8.50%, 6/30/19 (a)	150	153
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
8.00%, 2/1/18	100	103
YCC Holdings LLC/Yankee Finance, Inc., PIK
10.25%, 2/15/16 (c)	150	154
		2,104
Diversified (1.0%)
CCM Merger, Inc.
9.13%, 5/1/19 (a)100		101
Energy (7.3%)
Chesapeake Energy Corp.
6.78%, 3/15/19	100	99
Concho Resources, Inc.
5.50%, 10/1/22	50	49
Continental Resources, Inc.
5.00%, 9/15/22 (a)	100	101
Hercules Offshore, Inc.
7.13%, 4/1/17 (a)(d)	100	100
Key Energy Services, Inc.
6.75%, 3/1/21 (a)	100	103
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/1/19 (a)	50	49
Penn Virginia Corp.
10.38%, 6/15/16	150	148
PetroBakken Energy Ltd.
8.63%, 2/1/20 (a)	100	104
		753
Finance (8.7%)
E*Trade Financial Corp.
7.88%, 12/1/15	150	153
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16	100	104
Kennedy-Wilson, Inc.
8.75%, 4/1/19	150	157
Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
5.88%, 3/15/22 (a)	100	101
Nuveen Investments, Inc.
10.50%, 11/15/15	125	130
Regions Financial Corp.
5.75%, 6/15/15	100	106
USI Holdings Corp.
4.38%, 11/15/14 (a)(b)	150	141
		892

	Face Amount (000)	Value (000)
Industrials (11.2%)
Atkore International, Inc.
9.88%, 1/1/18	$100	$105
Griffon Corp.
7.13%, 4/1/18	100	104
JB Poindexter & Co., Inc.
9.00%, 4/1/22 (a)(d)	100	103
Kratos Defense & Security Solutions, Inc.
10.00%, 6/1/17	150	163
Marquette Transportation Co./Marquette Transportation Finance Corp.
10.88%, 1/15/17	150	159
Pregis Corp.
12.38%, 10/15/13	135	136
Quality Distribution LLC/QD Capital Corp.
9.88%, 11/1/18	150	165
Sequa Corp.
11.75%, 12/1/15 (a)	150	160
Terex Corp.
6.50%, 4/1/20	50	51
		1,146
Technology (9.2%)
BE Aerospace, Inc.
5.25%, 4/1/22	50	51
CDW LLC/CDW Finance Corp.
8.50%, 4/1/19	100	107
First Data Corp.,
10.55%, 9/24/15	200	204
Freescale Semiconductor, Inc.
9.25%, 4/15/18 (a)	100	110
Harron Communications LP/Harron Finance Corp.
9.13%, 4/1/20 (a)(d)	150	155
iGate Corp.
9.00%, 5/1/16	100	109
Lawson Software, Inc.
9.38%, 4/1/19 (a)(d)	150	156
Lawson Software, Inc.
11.50%, 7/15/18 (a)	45	50
		942
Utilities (2.6%)
AES Corp. (The)
7.38%, 7/1/21 (a)	100	111
CMS Energy Corp.
5.05%, 3/15/22	100	101
United Maritime Group LLC/United Maritime Group Finance Corp.
11.75%, 6/15/15	50	52
		264
Total Fixed Income Securities (Cost $9,898)		10,005

The accompanying notes are an integral part of the financial statements.
42

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

High Yield Portfolio

	Shares	Value (000)
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $101)	100,716	$101
Total Investments (98.8%) (Cost $9,999)		10,106
Other Assets in Excess of Liabilities (1.2%)		127
Net Assets (100.0%)		$10,233

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

(c)  Payment-in-kind security.

(d)  When-issued security.

PIK  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the fundcode not found's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities — Corporate Bonds	$—	$10,005	$—	$10,005
Short-Term Investment — Investment Company	101	—	—	101
Total Assets	$101	$10,005	$—	$10,106

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	24.1%
Consumer, Non-Cyclical	20.8
Other*	12.1
Industrials	11.3
Technology	9.3
Finance	8.8
Energy	7.5
Communications	6.1
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
43

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (97.9%)
Agency Adjustable Rate Mortgages (0.7%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
5.45%, 1/1/38	$281	$300
Federal National Mortgage Association, Conventional Pools:
2.39%, 5/1/35	820	868
		1,168
Agency Fixed Rate Mortgages (0.8%)
Federal Home Loan Mortgage Corporation, Gold Pools:
6.50%, 9/1/19 - 11/1/29	17	21
7.50%, 11/1/19	2	2
12.00%, 6/1/15	3	3
Federal National Mortgage Association, Conventional Pools:
6.50%, 2/1/28 - 10/1/32	1,011	1,153
7.00%, 7/1/29 - 12/1/33	65	75
Government National Mortgage Association, Various Pools:
9.00%, 11/15/16 - 12/15/16	42	47
		1,301
Asset-Backed Securities (22.0%)
Ally Master Owner Trust,
1.99%, 1/15/15 (a)(b)	275	278
2.15%, 1/15/16	700	715
2.88%, 4/15/15 (a)	650	662
American Express Credit Account Master Trust
1.49%, 3/15/17 (b)	2,325	2,391
ARI Fleet Lease Trust
1.69%, 8/15/18 (a)(b)	168	169
Bank of America Auto Trust
2.13%, 9/15/13 (a)	100	100
BMW Floorplan Master Owner Trust
1.39%, 9/15/14 (a)(b)	2,600	2,613
Capital One Multi-Asset Execution Trust
0.32%, 9/15/15 (b)	1,355	1,355
Chase Issuance Trust
1.79%, 4/15/14 (b)	1,600	1,601
Chesapeake Funding LLC
2.24%, 12/15/20 (a)(b)	260	261
Citibank Credit Card Issuance Trust (See Note G-2)
2.25%, 12/23/14	1,950	1,975
CNH Equipment Trust,
1.17%, 5/15/15	1,368	1,370
1.54%, 7/15/14	287	288
Discover Card Master Trust
1.54%, 12/15/14 (b)	3,000	3,008
Ford Credit Floorplan Master Owner Trust,
1.79%, 9/15/14 (b)	2,600	2,618
4.20%, 2/15/17 (a)	1,150	1,246

	Face Amount (000)	Value (000)
GE Capital Credit Card Master Note Trust
2.34%, 4/15/15 (b)	$3,850	$3,847
GE Equipment Midticket LLC
0.94%, 7/14/14 (a)	928	928
Harley-Davidson Motorcycle Trust,
1.16%, 2/15/15	1,825	1,831
1.74%, 9/15/13	193	193
1.87%, 2/15/14	263	264
Macquarie Equipment Funding Trust
1.21%, 9/20/13 (a)	1,295	1,296
MMAF Equipment Finance LLC
2.37%, 11/15/13 (a)	549	551
MMCA Automobile Trust
1.39%, 1/15/14 (a)	736	737
Nissan Auto Lease Trust
1.12%, 12/15/13	1,625	1,631
Nissan Master Owner Trust Receivables
1.39%, 1/15/15 (a)(b)	625	630
North Carolina State Education Assistance Authority,
1.01%, 1/25/21 (b)	732	730
1.36%, 7/25/25 (b)	625	614
Panhandle-Plains Higher Education Authority, Inc.
1.42%, 7/1/24 (b)	275	270
Wheels SPV LLC
1.79%, 3/15/18 (a)(b)	204	204
		34,376
Collateralized Mortgage Obligation — Agency Collateral Series (1.4%)
Federal Home Loan Mortgage Corporation, REMIC
7.50%, 9/15/29	1,811	2,153
Commercial Mortgage Backed Security (0.5%)
Wachovia Bank Commercial Mortgage Trust
5.32%, 7/15/41 (b)	665	715
Corporate Bonds (58.3%)
Finance (25.6%)
ABB Treasury Center USA, Inc.
2.50%, 6/15/16 (a)	745	760
Abbey National Treasury Services PLC
2.88%, 4/25/14	615	613
ABN Amro Bank
4.25%, 2/2/17 (a)	400	407
Aflac, Inc.
3.45%, 8/15/15	325	342
American Express Co.
7.25%, 5/20/14	1,680	1,892
American International Group, Inc.
3.65%, 1/15/14	745	759
Bank of America Corp., Series 1
3.75%, 7/12/16	1,295	1,303
Barclays Bank PLC
2.50%, 1/23/13	1,030	1,039

The accompanying notes are an integral part of the financial statements.
44

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
BBVA Bancomer SA
4.50%, 3/10/16 (a)	$955	$988
BNP Paribas SA
3.60%, 2/23/16	920	930
BP Capital Markets PLC
3.88%, 3/10/15	595	639
Canadian Imperial Bank of Commerce
1.45%, 9/13/13	1,130	1,142
Capital One Financial Corp.
7.38%, 5/23/14	875	969
Citigroup, Inc. (See Note G-2)
4.45%, 1/10/17	1,125	1,180
CNH Capital LLC
6.25%, 11/1/16 (a)	130	140
Commonwealth Bank of Australia
1.95%, 3/16/15	735	740
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect
3.38%, 1/19/17	330	338
Credit Suisse
5.50%, 5/1/14	840	901
Deutsche Bank AG
2.38%, 1/11/13	1,105	1,114
DNB Bank ASA
3.20%, 4/3/17 (a)(c)	610	613
General Electric Capital Corp.
2.95%, 5/9/16	2,790	2,913
Genworth Life Institutional Funding Trust
5.88%, 5/3/13 (a)	865	898
Goldman Sachs Group, Inc. (The)
3.63%, 2/7/16	1,250	1,251
HCP, Inc.
2.70%, 2/1/14	575	583
HSBC USA, Inc.
2.38%, 2/13/15	775	781
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.75%, 1/15/16	375	390
ING Bank
3.75%, 3/7/17 (a)	600	595
Intesa Sanpaolo SpA
3.63%, 8/12/15 (a)	550	526
JPMorgan Chase & Co.,
1.88%, 3/20/15	475	477
3.15%, 7/5/16	1,025	1,058
Macquarie Group Ltd.
7.30%, 8/1/14 (a)	720	772
Metropolitan Life Global Funding I
2.00%, 1/10/14 (a)	950	965
Monumental Global Funding III
5.25%, 1/15/14 (a)	1,115	1,183

	Face Amount (000)	Value (000)
National Australia Bank Ltd.
3.00%, 7/27/16 (a)	$900	$917
Nationwide Building Society
4.65%, 2/25/15 (a)	840	864
Nissan Motor Acceptance Corp.
3.25%, 1/30/13 (a)	90	91
Nordea Bank AB
2.25%, 3/20/15 (a)	635	636
Northern Trust Corp.
5.50%, 8/15/13	1,060	1,128
Principal Financial Group, Inc.
7.88%, 5/15/14	816	901
Prudential Financial, Inc., MTN
4.75%, 9/17/15	930	1,010
Standard Chartered PLC
3.85%, 4/27/15 (a)	940	977
Svenska Handelsbanken AB
2.88%, 4/4/17 (c)	645	646
UBS AG
3.88%, 1/15/15	1,140	1,187
US Bancorp
2.20%, 11/15/16	940	959
Wells Fargo & Co.
3.68%, 6/15/16	1,350	1,443
		39,960
Industrials (27.2%)
Agilent Technologies, Inc.
4.45%, 9/14/12	1,325	1,345
Altria Group, Inc.
4.13%, 9/11/15	750	819
Anglo American Capital PLC
9.38%, 4/8/14 (a)	1,100	1,267
Anheuser-Busch InBev Worldwide, Inc.,
4.13%, 1/15/15	350	379
5.38%, 11/15/14	785	872
Applied Materials, Inc.
2.65%, 6/15/16	455	472
Apria Healthcare Group, Inc.
11.25%, 11/1/14	375	394
ArcelorMittal
9.00%, 2/15/15	610	702
Aristotle Holding, Inc.,
2.65%, 2/15/17 (a)	35	35
2.75%, 11/21/14 (a)	580	596
AT&T, Inc.
4.95%, 1/15/13	2,510	2,596
Bacardi Ltd.
7.45%, 4/1/14 (a)	835	933
Barrick Gold Corp.
1.75%, 5/30/14	660	668
Best Buy Co., Inc.
3.75%, 3/15/16	875	883

The accompanying notes are an integral part of the financial statements.
45

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Bunge Ltd. Finance Corp.
5.35%, 4/15/14	$830	$881
Coca-Cola Co. (The)
0.75%, 3/13/15	1,195	1,193
Comcast Corp.
6.50%, 1/15/15	870	993
COX Communications, Inc.
4.63%, 6/1/13	690	721
Daimler Finance North America LLC
1.88%, 9/15/14 (a)	785	797
Danaher Corp.
1.30%, 6/23/14	255	259
Delhaize Group SA
5.88%, 2/1/14	1,025	1,103
DirecTV Holdings LLC /DirecTV Financing Co., Inc.
4.75%, 10/1/14	695	756
Ecolab, Inc.
3.00%, 12/8/16	320	333
Ford Motor Credit Co. LLC
5.63%, 9/15/15	375	400
Gilead Sciences, Inc.
3.05%, 12/1/16	1,000	1,048
Harley-Davidson Funding Corp.
5.25%, 12/15/12 (a)	820	842
Hewlett-Packard Co.
3.30%, 12/9/16	815	849
Home Depot, Inc.
5.40%, 3/1/16	630	728
Kinross Gold Corp.
3.63%, 9/1/16 (a)	740	745
Kraft Foods, Inc.
6.75%, 2/19/14	875	967
Kroger Co. (The)
7.50%, 1/15/14	725	809
Marathon Petroleum Corp.
3.50%, 3/1/16	1,070	1,116
Marriott International, Inc.
4.63%, 6/15/12	1,300	1,308
McKesson Corp.
3.25%, 3/1/16	1,070	1,147
NBC Universal Media LLC
2.10%, 4/1/14	835	853
News America, Inc.
5.30%, 12/15/14	455	504
PepsiCo, Inc.
0.75%, 3/5/15	525	523
Phillips 66
1.95%, 3/5/15 (a)	200	202
Potash Corp. of Saskatchewan, Inc.
5.25%, 5/15/14	1,105	1,205
Quest Diagnostics, Inc.
3.20%, 4/1/16	925	970

	Face Amount (000)	Value (000)
Stryker Corp.
2.00%, 9/30/16	$715	$734
Tesoro Corp.
6.63%, 11/1/15	350	360
Texas Instruments, Inc.
1.38%, 5/15/14	955	970
Time Warner Cable, Inc.
8.25%, 2/14/14	700	793
Tyco Electronics Group SA
1.60%, 2/3/15	170	170
United Air Lines, Inc.
9.88%, 8/1/13 (a)	400	422
Verizon Communications, Inc.
1.25%, 11/3/14	715	723
Viacom, Inc.
4.38%, 9/15/14	1,100	1,187
Vodafone Group PLC
5.00%, 12/16/13	1,060	1,134
Volkswagen International Finance
1.63%, 3/22/15 (a)	1,195	1,196
Waste Management, Inc.
2.60%, 9/1/16	725	744
Wesfarmers Ltd.
2.98%, 5/18/16 (a)	395	404
WMG Acquisition Corp.
9.50%, 6/15/16	350	383
		42,433
Utilities (5.5%)
AES Corp. (The)
7.75%, 10/15/15	350	392
Commonwealth Edison Co.
1.63%, 1/15/14	805	818
EDF SA
5.50%, 1/26/14 (a)	1,105	1,186
Enel Finance International N.V.
3.88%, 10/7/14 (a)	1,115	1,126
FirstEnergy Solutions Corp.
4.80%, 2/15/15	755	817
NextEra Energy Capital Holdings, Inc.
5.35%, 6/15/13	825	868
Plains All American Pipeline L.P./PAA Finance Corp.
4.25%, 9/1/12	1,140	1,154
Sempra Energy
2.00%, 3/15/14	915	934
Spectra Energy Capital LLC
5.90%, 9/15/13	965	1,025
TransCanada PipeLines Ltd.
0.88%, 3/2/15	300	300
		8,620
		91,013
Mortgage — Other (0.3%)
FDIC Structured Sale Guaranteed Notes
0.55%, 2/25/48 (a)(b)	531	532

The accompanying notes are an integral part of the financial statements.
46

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Limited Duration Portfolio

	Face Amount (000)	Value (000)
Non-U.S. Government — Guaranteed (8.7%)
Commonwealth Bank of Australia
2.50%, 12/10/12 (a)	$2,300	$2,328
Royal Bank of Scotland PLC (The)
2.63%, 5/11/12 (a)	2,230	2,230
Swedbank AB
2.90%, 1/14/13 (a)	5,900	6,001
Westpac Securities NZ Ltd.
2.50%, 5/25/12 (a)	3,020	3,018
		13,577
U.S. Treasury Securities (5.2%)
U.S. Treasury Notes,
0.50%, 11/15/13	4,050	4,063
1.25%, 8/31/15	3,100	3,166
2.38%, 6/30/18	875	926
		8,155
Total Fixed Income Securities (Cost $150,116)		152,990
	Shares
Short-Term Investments (2.9%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,014)	4,014,149	4,014

	Face Amount (000)	Value (000)
U.S. Treasury Security (0.3%)
U.S. Treasury Bill
0.14%, 8/30/12 (e)(f)(g)	$510	$510
Total Short-Term Investments (Cost $4,524)		4,524
Total Investments (100.8%) (Cost $154,640) (h)		157,514
Liabilities in Excess of Other Assets (-0.8%)		(1,266)
Net Assets (100.0%)		$156,248

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.

(c)  When-issued security.

(d)  Non-income producing security.

(e)  Rate shown is the yield to maturity at March 31, 2012.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(g)  All or a portion of the security was pledged as collateral for swap agreements.

(h)  Securities are available for collateral in connection with purchase of when-issued securities, open futures contracts and swap agreements.

FDIC  Federal Deposit Insurance Corporation.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	186	$40,946	Jun-12	$(28)
U.S. Treasury 10 yr. Note	10	1,295	Jun-12	(19)
Short:
U.S. Treasury 5 yr. Note	125	(15,317)	Jun-12	70
				$23

Zero Coupon Swap Agreements:

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Deutsche Bank	$4,696	3 Month LIBOR	Pay	11/15/21	$170	$729
Deutsche Bank	4,009	3 Month LIBOR	Receive	11/15/21	(280)	(1,266)
						$(537)

LIBOR  London Interbank Offered Rate.

The accompanying notes are an integral part of the financial statements.
47

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Limited Duration Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$1,168	$—	$1,168
Agency Fixed Rate Mortgages	—	1,301	—	1,301
Asset-Backed Securities	—	34,376	—	34,376
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,153	—	2,153
Commercial Mortgage Backed Security	—	715	—	715
Corporate Bonds	—	91,013	—	91,013
Mortgages — Other	—	532	—	532
Non-U.S. Government — Guaranteed	—	13,577	—	13,577
U.S. Treasury Securities	—	8,155	—	8,155
Total Fixed Income Securities	—	152,990	—	152,990
Short-Term Investments
Investment Company	4,014	—	—	4,014
U.S. Treasury Security	—	510	—	510
Total Short-Term Investments	4,014	510	—	4,524
Futures Contracts	70	—	—	70
Zero Coupon Swap Agreements	—	729	—	729
Total Assets	4,084	154,229	—	158,313
Liabilities:
Futures Contracts	(47)	—	—	(47)
Zero Coupon Swap Agreements	—	(1,266)	—	(1,266)
Total Liabilities	(47)	(1,266)	—	(1,313)
Total	$4,037	$152,963	$—	$157,000

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Portfolio Composition

Classification	Percentage of Total Investments
Industrials	26.9%
Finance	25.4
Asset-Backed Securities	21.8
Non-U.S. Government — Guaranteed	8.6
Other*	6.3
Utilities	5.5
U.S. Treasury Securities	5.5
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $57,558,000 and net unrealized appreciation of approximately $23,000 and open swap agreements with net unrealized depreciation of approximately $537,000.

The accompanying notes are an integral part of the financial statements.
48

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (95.6%)
Asset-Backed Securities (0.6%)
CVS Pass-Through Trust,
6.04%, 12/10/28	$95	$105
8.35%, 7/10/31 (a)	29	36
		141
Corporate Bonds (47.0%)
Finance (11.4%)
ACE INA Holdings, Inc.
6.70%, 5/15/36	40	52
Aetna, Inc.
6.63%, 6/15/36	40	50
Aflac, Inc.
6.90%, 12/17/39	75	88
AIG SunAmerica Global Financing X
6.90%, 3/15/32 (a)	17	19
Allstate Corp. (The),
5.95%, 4/1/36	65	74
6.13%, 12/15/32	30	35
American Express Co.
8.13%, 5/20/19	45	59
Bear Stearns Cos. LLC (The)
7.25%, 2/1/18	45	54
Chubb Corp. (The)
6.50%, 5/15/38	30	39
Cigna Corp.
5.38%, 2/15/42	35	36
Citigroup, Inc.(See Note G-2),
5.85%, 12/11/34	225	231
6.88%, 3/5/38	30	35
Credit Suisse USA, Inc.
7.13%, 7/15/32	50	60
Farmers Exchange Capital
7.05%, 7/15/28 (a)	100	109
General Electric Capital Corp.,
5.88%, 1/14/38	155	171
MTN
6.15%, 8/7/37	5	6
6.75%, 3/15/32	140	168
Goldman Sachs Group, Inc. (The)
6.75%, 10/1/37	290	284
Hartford Financial Services Group, Inc.
6.63%, 3/30/40	75	78
HSBC Holdings PLC
6.50%, 5/2/36	235	262
JPMorgan Chase & Co.
6.40%, 5/15/38	55	66
JPMorgan Chase Capital XXVII
7.00%, 11/1/39	55	56
Lincoln National Corp.
6.30%, 10/9/37	20	22

	Face Amount (000)	Value (000)
Merrill Lynch & Co., Inc.
7.75%, 5/14/38	$175	$192
MetLife, Inc.
5.70%, 6/15/35	95	111
Principal Financial Group, Inc.
6.05%, 10/15/36	70	76
Protective Life Corp.
8.45%, 10/15/39	50	58
Prudential Financial, Inc.,
MTN
6.63%, 12/1/37	55	64
UnitedHealth Group, Inc.,
5.80%, 3/15/36	80	92
6.88%, 2/15/38	50	66
WellPoint, Inc.
6.38%, 6/15/37	30	37
		2,750
Industrials (26.8%)
Agrium, Inc.
7.13%, 5/23/36	55	69
Alcoa, Inc.
5.95%, 2/1/37	20	20
Altria Group, Inc.,
9.95%, 11/10/38	45	69
10.20%, 2/6/39	80	124
Amgen, Inc.
5.15%, 11/15/41	35	35
Anadarko Petroleum Corp.
6.20%, 3/15/40	100	114
ArcelorMittal
7.00%, 10/15/39	30	29
AT&T, Inc.,
5.35%, 9/1/40	325	347
5.55%, 8/15/41	60	67
6.30%, 1/15/38	30	35
BSKYB Finance UK PLC
6.50%, 10/15/35 (a)	50	56
Bunge Ltd. Finance Corp.
8.50%, 6/15/19	40	49
Burlington Northern Santa Fe LLC
6.15%, 5/1/37	55	66
Canadian Natural Resources Ltd.
6.25%, 3/15/38	75	92
Canadian Oil Sands Ltd.
6.00%, 4/1/42 (a)	25	25
CBS Corp.
7.88%, 7/30/30	35	45
CenturyLink, Inc.,
Series P
7.60%, 9/15/39	120	114
Comcast Corp.
6.95%, 8/15/37	100	127

The accompanying notes are an integral part of the financial statements.
49

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
ConAgra Foods, Inc.
8.25%, 9/15/30	$65	$83
Corning, Inc.
7.25%, 8/15/36	85	102
CSX Corp.
6.15%, 5/1/37	60	70
Daimler Finance North America LLC
8.50%, 1/18/31	65	95
Darden Restaurants, Inc.
6.80%, 10/15/37	50	57
Delhaize Group SA
5.70%, 10/1/40	105	97
Deutsche Telekom International Finance BV
8.75%, 6/15/30	85	117
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
6.35%, 3/15/40	40	44
Dr. Pepper Snapple Group, Inc.
7.45%, 5/1/38	75	102
Grupo Televisa SA
6.63%, 1/15/40	75	86
Halliburton Co.
4.50%, 11/15/41	50	51
Harley-Davidson Funding Corp.
6.80%, 6/15/18 (a)	40	47
Hess Corp.
7.13%, 3/15/33	55	70
Hewlett-Packard Co.
6.00%, 9/15/41	75	82
Holcim Capital Corp. Ltd.
6.88%, 9/29/39 (a)	100	101
Home Depot, Inc. (The)
5.88%, 12/16/36	140	168
Illinois Tool Works, Inc.
4.88%, 9/15/41 (a)	50	54
International Paper Co.
7.30%, 11/15/39	95	116
JC Penney Corp., Inc.
7.40%, 4/1/37	50	49
KLA-Tencor Corp.
6.90%, 5/1/18	45	54
Kohl's Corp.
6.88%, 12/15/37	55	67
Koninklijke KPN N.V.
8.38%, 10/1/30	25	32
Koninklijke Philips Electronics N.V.
6.88%, 3/11/38	70	87
Kraft Foods, Inc.
6.88%, 1/26/39	150	189
Kroger Co. (The)
6.90%, 4/15/38	80	100
Lorillard Tobacco Co.
8.13%, 5/1/40	45	55

	Face Amount (000)	Value (000)
Lowe's Cos., Inc.
6.65%, 9/15/37	$45	$58
Marathon Petroleum Corp.
6.50%, 3/1/41	100	108
NBC Universal Media LLC
6.40%, 4/30/40	45	54
News America, Inc.
6.40%, 12/15/35	105	119
Petro-Canada,
5.95%, 5/15/35	55	64
6.80%, 5/15/38	100	128
Petrobras International Finance Co.
6.88%, 1/20/40	60	71
Philip Morris International, Inc.
4.50%, 3/20/42	75	74
Potash Corp. of Saskatchewan, Inc.
5.88%, 12/1/36	85	103
Quest Diagnostics, Inc.,
5.75%, 1/30/40	30	31
6.95%, 7/1/37	80	98
Qwest Corp.
6.88%, 9/15/33	40	40
Ralcorp Holdings, Inc.
6.63%, 8/15/39	90	91
Rio Tinto Alcan, Inc.
6.13%, 12/15/33	25	29
Rio Tinto Finance USA Ltd.
7.13%, 7/15/28	40	52
Southern Copper Corp.
6.75%, 4/16/40	100	109
Syngenta Finance
4.38%, 3/28/42	30	30
Target Corp.
7.00%, 1/15/38	100	135
Telecom Italia Capital SA
7.20%, 7/18/36	40	39
Telefonica Europe BV
8.25%, 9/15/30	35	38
Teva Pharmaceutical Finance Co. LLC
6.15%, 2/1/36	25	30
Time Warner Cable, Inc.
6.55%, 5/1/37	85	99
Time Warner, Inc.
7.70%, 5/1/32	195	255
Union Pacific Corp.
6.25%, 5/1/34	115	141
Vale Overseas Ltd.
6.88%, 11/21/36	50	58
Valero Energy Corp.,
6.63%, 6/15/37	65	71
9.38%, 3/15/19	40	53

The accompanying notes are an integral part of the financial statements.
50

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Verizon Communications, Inc.,
5.85%, 9/15/35	$120	$138
8.95%, 3/1/39	115	178
Vivendi SA
6.63%, 4/4/18 (a)	40	45
Vodafone Group PLC
6.15%, 2/27/37	45	55
Wal-Mart Stores, Inc.
6.50%, 8/15/37	35	46
Waste Management, Inc.
6.13%, 11/30/39	95	116
Williams Cos., Inc. (The)
7.75%, 6/15/31	39	48
Xerox Corp.
5.63%, 12/15/19	20	22
		6,484
Utilities (8.8%)
Columbus Southern Power Co.
6.60%, 3/1/33	30	37
Constellation Energy Group, Inc.
7.60%, 4/1/32	75	98
Detroit Edison Co. (The)
6.35%, 10/15/32	60	74
E.ON International Finance BV
6.65%, 4/30/38 (a)	25	32
EDF SA
5.60%, 1/27/40 (a)	30	31
Enbridge Energy Partners LP
7.50%, 4/15/38	50	64
Energy Transfer Partners LP,
7.50%, 7/1/38	60	68
9.00%, 4/15/19	19	23
Entergy Louisiana LLC
5.40%, 11/1/24	50	58
Enterprise Products Operating LLC
5.95%, 2/1/41	100	112
Exelon Generation Co., LLC
6.25%, 10/1/39	175	205
FirstEnergy Solutions Corp.
6.80%, 8/15/39	180	201
Kinder Morgan Energy Partners LP
6.50%, 2/1/37	65	72
Nevada Power Co.
6.65%, 4/1/36	125	160
Nisource Finance Corp.
6.13%, 3/1/22	85	99
Ohio Power Co.
6.60%, 2/15/33	110	135
Oncor Electric Delivery Co. LLC
7.50%, 9/1/38	25	32

	Face Amount (000)	Value (000)
ONEOK Partners LP
6.85%, 10/15/37	$75	$90
Plains All American Pipeline LP/PAA Finance Corp.,
6.65%, 1/15/37	40	47
6.70%, 5/15/36	75	88
PPL Electric Utilities Corp.
6.45%, 8/15/37	30	40
Sempra Energy
6.00%, 10/15/39	125	151
Spectra Energy Capital LLC
7.50%, 9/15/38	45	57
Tennessee Gas Pipeline Co.
7.00%, 10/15/28	125	142
		2,116
		11,350
Municipal Bonds (6.5%)
American Municipal Power, Inc.
6.05%, 2/15/43	55	61
Bay Area Toll Authority
6.26%, 4/1/49	90	116
Chicago, IL Board of Education
6.14%, 12/1/39	50	56
Chicago, IL Transit Authority
6.20%, 12/1/40	85	97
City of New York, NY,
Series G-1
5.97%, 3/1/36	40	49
City of San Francisco, CA,
Public Utilities Commission Water Revenue
6.00%, 11/1/40	55	66
County of Clark N.V.
6.82%, 7/1/45	105	139
District of Columbia
5.59%, 12/1/34	65	79
Illinois State Toll Highway Authority,
Highway Revenue, Build America Bonds
6.18%, 1/1/34	70	84
Indianapolis, IN Local Public Improvement Bond Bank
6.12%, 1/15/40	35	44
Los Angeles, CA Unified School District
6.76%, 7/1/34	45	58
Municipal Electric Authority of Georgia,
6.64%, 4/1/57	65	73
6.66%, 4/1/57	25	28
New Jersey Transportation Trust Fund Authority
6.56%, 12/15/40	35	45
New York City, NY Municipal Water Finance Authority
5.72%, 6/15/42	30	38
New York City, NY Transitional Finance Authority
5.27%, 5/1/27	40	47
North Texas Tollway Authority
6.72%, 1/1/49	90	116

The accompanying notes are an integral part of the financial statements.
51

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Municipal Bonds (cont'd)
San Diego, CA County Water Authority
6.14%, 5/1/49	$25	$32
State of California, General Obligation Bonds
7.55%, 4/1/39	160	206
State of Illinois
6.63%, 2/1/35	50	55
State of Washington
5.09%, 8/1/33	65	74
		1,563
Sovereign (3.0%)
Brazilian Government International Bond
8.25%, 1/20/34	210	318
Mexico Government International Bond
6.05%, 1/11/40	165	200
Panama Government International Bond
9.38%, 4/1/29	43	69
Peruvian Government International Bond
8.75%, 11/21/33	35	54
Petroleos Mexicanos
4.88%, 1/24/22 (a)	70	74
		715
U.S. Agency Security (2.5%)
Federal Home Loan Mortgage Corporation
6.75%, 3/15/31	417	602
U.S. Treasury Securities (36.0%)
U.S. Treasury Bonds,
3.13%, 11/15/41	1,240	1,189
3.50%, 2/15/39	1,060	1,101
3.75%, 8/15/41	885	957
3.88%, 8/15/40	860	951
4.25%, 11/15/40	1,500	1,767
5.50%, 8/15/28	1,455	1,948
6.75%, 8/15/26	530	783
		8,696
Total Fixed Income Securities (Cost $20,318)		23,067

	Shares	Value (000)
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $876)	875,832	$876
Total Investments (99.2%) (Cost $21,194) (b)		23,943
Other Assets in Excess of Liabilities (0.8%)		196
Net Assets (100.0%)		$24,139

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Securities are available for collateral in connection with futures contracts and swap agreements.

MTN  Medium Term Note.

Futures Contracts:

The Portfolio had the following futures contracts open at period end:

	Number of Contracts	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	18	$2,331	Jun-12	$12
Short:
U.S. Treasury 2 yr. Note	4	(880)	Jun-12	(1)
U.S. Treasury 5 yr. Note	3	(368)	Jun-12	2
				$13

Interest Rate Swap Agreements:

The Portfolio had the following interest rate swap agreements open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)		Unrealized Appreciation (Depreciation) (000)
Bank of America NA	6 Month EURIBOR	Pay	4.26%	8/18/26	EUR	1,090	$48
Bank of America NA	3 Month LIBOR	Receive	4.35	8/18/26		$1,460	(26)
Bank of America NA	6 Month EURIBOR	Receive	3.61	8/18/31	EUR	1,375	(42)
Bank of America NA	3 Month LIBOR	Pay	4.15	8/18/31		$1,810	25
Goldman Sachs International	3 Month LIBOR	Receive	2.42	3/22/22		273	(4)
JP Morgan Chase	3 Month LIBOR	Receive	2.43	3/22/22		132	(2)
							$(1)

The accompanying notes are an integral part of the financial statements.
52

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Portfolio of Investments (cont'd)

Long Duration Fixed Income Portfolio

Zero Coupon Swap Agreements:

The Portfolio had the following zero coupon swap agreements open at period end:

Swap Counterparty	Notional Amount (000)	Floating Rate Index	Pay/Receive Floating Rate	Termination Date	Premium Paid (Received) (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$609	3 Month LIBOR	Receive	11/15/19	$(44)	$(190)
Barclays Capital	722	3 Month LIBOR	Pay	11/15/19	25	103
						$(87)

EURIBOR  Euro Interbank Offered Rate.

LIBOR  London Interbank Offered Rate.

EUR  Euro

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's investments as of March 31, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$141	$—	$141
Corporate Bonds	—	11,350	—	11,350
Municipal Bonds	—	1,563	—	1,563
Sovereign	—	715	—	715
U.S. Agency Securities	—	602	—	602
U.S. Treasury Securities	—	8,696	—	8,696
Total Fixed Income Securities	—	23,067	—	23,067
Short-Term Investment — Investment Company	876	—	—	876
Futures Contracts	14	—	—	14
Interest Rate Swap Agreements	—	73	—	73
Zero Coupon Swap Agreements	—	103	—	103
Total Assets	890	23,243	—	24,133
Liabilities:
Futures Contracts	(1)	—	—	(1)
Interest Rate Swap Agreements	—	(74)	—	(74)
Zero Coupon Swap Agreements	—	(190)	—	(190)
Total Liabilities	(1)	(264)	—	(265)
Total	$889	$22,979	$—	$23,868

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investments transfer between investment levels.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	36.3%
Industrials	27.1
Finance	11.5
Other*	9.7
Utilities	8.9
Municipal Bonds	6.5
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with an underlying face amount of approximately $3,579,000 and net unrealized appreciation of approximately $13,000. Also does not include open swap agreements with net unrealized depreciation of approximately $88,000.

The accompanying notes are an integral part of the financial statements.
53

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Assets and Liabilities

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$35,356	$5,674,105	$61,255	$258,559
Investments in Securities of Affiliated Issuers, at Cost	11,757	174,656	9,809	38,381
Total Investments in Securities, at Cost	47,113	5,848,761	71,064	296,940
Foreign Currency, at Cost	87	1,200	—	1
Investments in Securities of Unaffiliated Issuers, at Value(1)	36,966	6,924,279	63,102	264,255
Investments in Securities of Affiliated Issuers, at Value	11,736	174,656	9,847	38,481
Total Investments in Securities, at Value(1)	48,702	7,098,935	72,949	302,736
Foreign Currency, at Value	90	1,207	—	1
Cash	21	413	20	47
Receivable for Portfolio Shares Sold	3	5,447	14	109
Dividends Receivable	25	4,622	—	—
Interest Receivable	97	—	395	1,930
Receivable for Investments Sold	80	—	806	1,140
Unrealized Appreciation on Swap Agreements	74	—	246	973
Tax Reclaim Receivable	1	1,068	1	—	@
Receivable for Variation Margin	794	—	17	184
Unrealized Appreciation on Foreign Currency Exchange Contracts	29	—	—	110
Receivable from Affiliates	4	21	8	29
Premium Paid on Open Swap Agreements	—	—	59	—
Other Assets	14	281	14	28
Total Assets	49,934	7,111,994	74,529	307,287
Liabilities:
Collateral on Securities Loaned, at Value	7,104	—	6,525	15,515
Payable for Investments Purchased	1,664	23,247	6,819	21,574
Payable for Portfolio Shares Redeemed	—	16,334	109	401
Payable for Investment Advisory Fees	45	8,192	17	258
Payable for Sub Transfer Agency Fees	8	2,702	24	53
Unrealized Depreciation on Swap Agreements	63	—	455	966
Payable for Administration Fees	3	470	4	18
Payable for Shareholder Servicing Fees — Class P	4	460	— @	1
Bank Overdraft	—	—	—	313
Payable for Professional Fees	24	77	28	50
Payable for Trustees' Fees and Expenses	7	30	4	84
Premium Received on Open Swap Agreements	—	—	105	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	14	—	—	14
Payable for Custodian Fees	7	—	2	14
Payable for Transfer Agent Fees	1	14	1	2
Other Liabilities	20	238	18	67
Total Liabilities	8,964	51,764	14,111	39,330
Net Assets	$40,970	$7,060,230	$60,418	$267,957
Net Assets Consist of:
Paid-in-Capital	$43,047	$5,796,734	$96,514	$743,262
Undistributed (Distributions in Excess of) Net Investment Income	266	(3,611)	758	5,935
Accumulated Net Realized Gain (Loss)	(4,035)	17,052	(38,520)	(487,072)
Unrealized Appreciation (Depreciation) on:
Investments	1,610	1,250,174	1,847	5,696
Investments in Affiliates	(21)	—	38	100
Futures Contracts	74	—	(10)	(67)
Swap Agreements	11	—	(209)	7
Foreign Currency Exchange Contracts	15	—	—	96
Foreign Currency Translations	3	(119)	—	(—	)@
Net Assets	$40,970	$7,060,230	$60,418	$267,957

The accompanying notes are an integral part of the financial statements.
54

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Assets and Liabilities (cont'd)

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
CLASS I:
Net Assets	$21,196	$4,870,199	$60,292	$264,083
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,457,781	125,785,817	5,912,953	26,042,890
Net Asset Value, Offering and Redemption Price Per Share	$14.54	$38.72	$10.20	$10.14
CLASS P:
Net Assets	$19,774	$2,190,031	$126	$3,874
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	1,363,871	58,660,088	12,253	381,496
Net Asset Value, Offering and Redemption Price Per Share	$14.50	$37.33	$10.26	$10.15
(1) Including: Securities on Loan, at Value:	$7,630	$—	$8,402	$20,904

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
55

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Assets and Liabilities

	Corporate Bond Portfolio (000)		High Yield Portfolio (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$49,028		$9,898		$147,491	$20,066
Investments in Securities of Affiliated Issuers, at Cost	9,826		101		7,149	1,128
Total Investments in Securities, at Cost	58,854		9,999		154,640	21,194
Foreign Currency, at Cost	—		—		—	—	@
Investments in Securities of Unaffiliated Issuers, at Value(1)	50,614		10,005		150,345	22,801
Investments in Securities of Affiliated Issuers, at Value	9,904		101		7,169	1,142
Total Investments in Securities, at Value(1)	60,518		10,106		157,514	23,943
Foreign Currency, at Value	—		—		—	—	@
Cash	29		—		19	—
Interest Receivable	607		210		1,019	277
Receivable for Investments Sold	609		418		—	—
Unrealized Appreciation on Swap Agreements	—		—		729	176
Premium Paid on Open Swap Agreements	—		—		170	25
Receivable for Portfolio Shares Sold	65		—		10	—
Receivable for Variation Margin	22		—		6	41
Receivable from Affiliates	25		—	@	24	4
Due from Adviser	—		22		—	11
Tax Reclaim Receivable	—	@	—		—	—
Prepaid Offering Cost	—		108		—	—
Other Assets	59		5		19	6
Total Assets	61,934		10,869		159,510	24,483
Liabilities:
Collateral on Securities Loaned, at Value	9,451		—		—	—
Payable for Investments Purchased	1,189		500		1,254	—
Unrealized Depreciation on Swap Agreements	13		—		1,266	264
Premium Received on Open Swap Agreements	—		—		280	44
Payable for Portfolio Shares Redeemed	48		—		201	—
Payable for Investment Advisory Fees	57		—		117	—
Payable for Offering Cost Fees	—		119		—	—
Payable for Professional Fees	14		12		19	21
Payable for Sub Transfer Agency Fees	12		—		52	—	@
Payable for Administration Fees	4		1		11	2
Payable for Trustees' Fees and Expenses	14		—		4	—
Payable for Custodian Fees	1		2		3	3
Payable for Transfer Agent Fees	2		1		1	1
Payable for Shareholder Servicing Fees — Class P	—	@	—	@	— @	—	@
Payable for Shareholder Servicing Fees — Class H	—	@	—	@	—	—
Payable for Distribution and Shareholder Servicing Fees — Class L	2		—	@	—	—
Other Liabilities	4		1		54	9
Total Liabilities	10,811		636		3,262	344
Net Assets	$51,123		$10,233		$156,248	$24,139
Net Assets Consist of:
Paid-in-Capital	$108,969		$10,000		$412,164	$20,785
Undistributed Net Investment Income	748		99		499	322
Accumulated Net Realized Gain (Loss)	(60,246)		27		(258,775)	358
Unrealized Appreciation (Depreciation) on:
Investments	1,586		107		2,854	2,735
Investments in Affiliates	78		—		20	14
Futures Contracts	1		—		23	13
Swap Agreements	(13)		—		(537)	(88)
Net Assets	$51,123		$10,233		$156,248	$24,139

The accompanying notes are an integral part of the financial statements.
56

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Assets and Liabilities (cont'd)

	Corporate Bond Portfolio (000)	High Yield Portfolio (000)	Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
CLASS I:
Net Assets	$46,389	$9,927	$156,123	$23,561
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	4,429,096	970,000	20,128,383	2,035,437
Net Asset Value, Offering and Redemption Price Per Share	$10.47	$10.23	$7.76	$11.58
CLASS P:
Net Assets	$626	$102	$125	$578
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	59,820	10,000	16,112	50,000
Net Asset Value, Offering and Redemption Price Per Share	$10.47	$10.23	$7.76	$11.56
CLASS H:
Net Assets	$170	$102	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	16,275	10,000	—	—
Net Asset Value, Redemption Price Per Share	$10.47	$10.23	$—	$—
Maximum Sales Load	3.50%	3.50%	—	—
Maximum Sales Charge	$0.38	$0.37	$—	$—
Maximum Offering Price Per Share	$10.85	$10.60	$—	$—
CLASS L:
Net Assets	$3,938	$102	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000s)	376,372	10,000	—	—
Net Asset Value, Offering and Redemption Price Per Share	$10.46	$10.23	$—	$—
(1) Including: Securities on Loan, at Value:	$9,206	$—	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
57

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Operations

For the Six Months Ended March 31, 2012

	Balanced Portfolio (000)	Mid Cap Growth Portfolio (000)	Core Fixed Income Portfolio (000)	Core Plus Fixed Income Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$239	$23,892	$—	$—
Interest from Securities of Unaffiliated Issuers	298	— @	1,109	6,879
Dividends from Securities of Affiliated Issuers	5	108	2	9
Interest from Securities of Affiliated Issuers	6	—	10	77
Income from Securities Loaned — Net	8	—	4	12
Less: Foreign Taxes Withheld	—	(568)	(— )@	—
Total Investment Income	556	23,432	1,125	6,977
Expenses:
Investment Advisory Fees (Note B)	96	16,573	117	542
Sub Transfer Agency Fees	7	3,133	23	60
Shareholder Servicing Fees — Class P (Note D)	23	2,927	— @	5
Administration Fees (Note C)	17	2,652	25	116
Custodian Fees (Note F)	41	289	15	44
Shareholder Reporting Fees	11	327	12	15
Professional Fees	31	28	32	41
Registration Fees	9	100	12	9
Trustees' Fees and Expenses	1	104	1	4
Transfer Agency Fees (Note E)	9	71	3	12
Pricing Fees	29	4	15	24
Other Expenses	1	75	3	—
Total Expenses	275	26,283	258	872
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(101)	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(4)	(148)	(3)	(11)
Net Expenses	271	26,135	154	861
Net Investment Income (Loss)	285	(2,703)	971	6,116
Realized Gain (Loss):
Investments Sold	1,155	50,214	981	(3,476)
Investments in Affiliates	11	—	24	179
Foreign Currency Exchange Contracts	97	—	—	206
Foreign Currency Transactions	3	(3)	—	974
Futures Contracts	1,247	—	(74)	320
Swap Agreements	(204)	—	—	(575)
Net Realized Gain (Loss)	2,309	50,211	931	(2,372)
Change in Unrealized Appreciation (Depreciation):
Investments	4,024	1,212,241	(94)	8,257
Investments in Affiliates	98	—	5	121
Foreign Currency Exchange Contracts	(113)	—	—	84
Foreign Currency Translations	9	(115)	—	(1)
Futures Contracts	146	—	61	(1)
Swap Agreements	36	—	(3)	476
Net Change in Unrealized Appreciation (Depreciation)	4,200	1,212,126	(31)	8,936
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	6,509	1,262,337	900	6,564
Net Increase in Net Assets Resulting from Operations	$6,794	$1,259,634	$1,871	$12,680

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
58

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Statements of Operations

For the Six Months Ended March 31, 2012

	Corporate Bond Portfolio (000)	High Yield Portfolio* (000)		Limited Duration Portfolio (000)	Long Duration Fixed Income Portfolio (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$1,385	$110		$2,077	$543
Interest from Securities of Affiliated Issuers	31	—		46	8
Income from Securities Loaned — Net	5	—		—	—
Dividends from Securities of Affiliated Issuers	1	—	@	2	— @
Less: Foreign Taxes Withheld	(— )@	—		(1)	(— )@
Total Investment Income	1,422	110		2,124	551
Expenses:
Investment Advisory Fees (Note B)	120	9		241	45
Administration Fees (Note C)	26	1		64	10
Professional Fees	28	12		27	26
Sub Transfer Agency Fees	10	—		48	1
Custodian Fees (Note F)	17	2		14	11
Pricing Fees	15	1		11	13
Shareholder Reporting Fees	8	—	@	31	— @
Registration Fees	11	—		10	15
Transfer Agency Fees (Note E)	8	2		4	3
Offering Costs	—	15		—	—
Shareholder Servicing Fees — Class P (Note D)	1	—	@	— @	1
Shareholder Servicing Fees — Class H (Note D)	— @	—	@	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	10	—	@	—	—
Trustees' Fees and Expenses	1	—		2	— @
Other Expenses	1	—		2	2
Total Expenses	256	42		454	127
Voluntary Waiver of Shareholder Servicing Fees — Class P (Note D)	(— )@	—		—	—
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(9)		—	(45)
Expenses Reimbursed by Advisor (Note B)	—	(22)		—	(21)
Rebate from Morgan Stanley Affiliate (Note G-2)	(2)	(—	)@	(2)	(— )@
Net Expenses	254	11		452	61
Net Investment Income	1,168	99		1,672	490
Realized Gain (Loss):
Investments Sold	2,387	27		(46)	551
Investments in Affiliates	153	—		46	—
Foreign Currency Exchange Contracts	—	—		—	(4)
Foreign Currency Transactions	—	—		—	(— )@
Futures Contracts	(85)	—		(110)	15
Swap Agreements	—	—		—	(41)
Net Realized Gain (Loss)	2,455	27		(110)	521
Change in Unrealized Appreciation (Depreciation):
Investments	(975)	107		1,320	(834)
Investments in Affiliates	(97)	—		(16)	15
Foreign Currency Exchange Contracts	—	—		—	4
Foreign Currency Translations	—	—		—	1
Futures Contracts	80	—		40	(11)
Swap Agreements	(13)	—		(9)	29
Net Change in Unrealized Appreciation (Depreciation)	(1,005)	107		1,335	(796)
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	1,450	134		1,225	(275)
Net Increase in Net Assets Resulting from Operations	$2,618	$233		$2,897	$215

@  Amount is less than $500.

*  Commencement of Operations February 7, 2012.

The accompanying notes are an integral part of the financial statements.
59

2012 Semi-Annual Report

March 31, 2012

Statements of Changes in Net Assets

	Balanced Portfolio		Mid Cap Growth Portfolio
	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income (Loss)	$285	$589	$(2,703)	$(2,342)
Net Realized Gain	2,309	4,315	50,211	658,813
Net Change in Unrealized Appreciation (Depreciation)	4,200	(4,228)	1,212,126	(763,740)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,794	676	1,259,634	(107,269)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(221)	(410)	—	(9,653)
Net Realized Gain	—	—	(211,942)	—
Investment Class:
Net Investment Income	—	(41)*	—	—
Class P:
Net Investment Income	(126)	(234)	—	(2,780)
Net Realized Gain	—	—	(135,932)	—
Total Distributions	(347)	(685)	(347,874)	(12,433)
Capital Share Transactions:(1)
Class I:
Subscribed	313	1,198	607,585	1,490,614
Distributions Reinvested	221	406	199,699	8,865
Conversion from Investment Class	—	5,798	—	—
Redeemed	(8,231)	(4,609)	(360,937)	(614,738)
Investment Class:
Subscribed	—	168 *	—	—
Distributions Reinvested	—	41 *	—	—
Conversion to Class I	—	(5,798)	—	—
Redeemed	—	(73)*	—	—
Class P:
Subscribed	794	1,375	142,678	1,017,179
Distributions Reinvested	126	234	110,582	2,751
Redeemed	(749)	(1,852)	(943,673)	(869,991)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(7,526)	(3,112)	(244,066)	1,034,680
Total Increase (Decrease) in Net Assets	(1,079)	(3,121)	667,694	914,978
Net Assets:
Beginning of Period	42,049	45,170	6,392,536	5,477,558
End of Period	$40,970	$42,049	$7,060,230	$6,392,536
Undistributed (Distribution in Excess of) Net Investment Income Included in End of Period Net Assets	$266	$328	$(3,611)	$(908)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	23	92	16,956	38,900
Shares Issued on Distributions Reinvested	17	30	6,154	238
Conversion from Investment Class	—	432	—	—
Shares Redeemed	(597)	(348)	(10,157)	(16,008)
Net Increase (Decrease) in Class I Shares Outstanding	(557)	206	12,953	23,130
Investment Class:
Shares Subscribed	—	13 *	—	—
Shares Issued on Distributions Reinvested	—	3 *	—	—
Conversion to Class I	—	(433)	—	—
Shares Redeemed	—	(5)*	—	—
Net Decrease in Investment Class Shares Outstanding	—	(422)	—	—
Class P:
Shares Subscribed	57	104	4,126	27,862
Shares Issued on Distributions Reinvested	10	18	3,531	76
Shares Redeemed	(55)	(141)	(28,723)	(24,055)
Net Increase (Decrease) in Class P Shares Outstanding	12	(19)	(21,066)	3,883

*  For the period October 1, 2010 through March 22, 2011.

The accompanying notes are an integral part of the financial statements.
60

2012 Semi-Annual Report

March 31, 2012

Statements of Changes in Net Assets

	Core Fixed Income Portfolio		Core Plus Fixed Income Portfolio
	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$971	$2,374	$6,116	$14,267
Net Realized Gain (Loss)	931	1,877	(2,372)	20,947
Net Change in Unrealized Appreciation (Depreciation)	(31)	(1,423)	8,936	(23,167)
Net Increase in Net Assets Resulting from Operations	1,871	2,828	12,680	12,047
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,188)	(2,131)	(6,502)	(15,254)
Investment Class:
Net Investment Income	—	—	—	(898)*
Class P:
Net Investment Income	(1)	(4)	(94)	(206)
Total Distributions	(1,189)	(2,135)	(6,596)	(16,358)
Capital Share Transactions:(1)
Class I:
Subscribed	816	2,966	16,481	42,742
Distributions Reinvested	1,188	2,131	6,481	15,228
Conversion from Investment Class	—	—	—	94
Redeemed	(6,259)	(17,577)	(60,108)	(193,906)
Investment Class:
Conversion to Class I	—	—	—	(94)
Redeemed	—	—	—	(92,182)*
Class P:
Subscribed	90	6	409	1,120
Distributions Reinvested	1	4	94	206
Redeemed	(10)	(173)	(1,364)	(2,394)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(4,174)	(12,643)	(38,007)	(229,186)
Total Decrease in Net Assets	(3,492)	(11,950)	(31,923)	(233,497)
Net Assets:
Beginning of Period	63,910	75,860	299,880	533,377
End of Period	$60,418	$63,910	$267,957	$299,880
Undistributed Net Investment Income Included in End of Period Net Assets	$758	$976	$5,935	$6,415
(1) Capital Share Transactions:
Class I:
Shares Subscribed	81	302	1,652	4,346
Shares Issued on Distributions Reinvested	119	217	661	1,559
Conversion from Investment Class	—	—	—	10
Shares Redeemed	(621)	(1,778)	(6,019)	(19,801)
Net Decrease in Class I Shares Outstanding	(421)	(1,259)	(3,706)	(13,886)
Investment Class:
Conversion to Class I	—	—	—	(9)
Shares Redeemed	—	—	—	(9,331)*
Net Decrease in Investment Class Shares Outstanding	—	—	—	(9,340)
Class P:
Shares Subscribed	9	1	41	114
Shares Issued on Distributions Reinvested	— @@	— @@	9	21
Shares Redeemed	(1)	(18)	(137)	(242)
Net Increase (Decrease) in Class P Shares Outstanding	8	(17)	(87)	(107)

*  For the period October 1, 2010 through March 14, 2011.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
61

2012 Semi-Annual Report

March 31, 2012

Statements of Changes in Net Assets

	Corporate Bond Portfolio		High Yield Portfolio
	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)	Period from February 7, 2012^ to March 31, 2012 (unaudited) (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,168	$2,508	$99
Net Realized Gain	2,455	2,094	27
Net Change in Unrealized Appreciation (Depreciation)	(1,005)	(1,640)	107
Net Increase in Net Assets Resulting from Operations	2,618	2,962	233
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,252)	(2,195)	—
Class P:
Net Investment Income	(8)	(14)	—
Class H:
Net Investment Income	(5)	(5)	—
Class L:
Net Investment Income	(71)	(119)	—
Total Distributions	(1,336)	(2,333)	—
Capital Share Transactions:(1)
Class I:
Subscribed	928	4,447	9,700
Distributions Reinvested	1,251	2,100	—
Redeemed	(19,400)	(24,083)	—
Class P:
Subscribed	281	10	100
Distributions Reinvested	8	14	—
Redeemed	(79)	(207)	—
Class H:
Subscribed	—	301	100
Distributions Reinvested	4	2	—
Redeemed	(308)	(1)	—
Class L:
Subscribed	19	266	100
Distributions Reinvested	71	115	—
Redeemed	(305)	(1,827)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(17,530)	(18,863)	10,000
Total Increase (Decrease) in Net Assets	(16,248)	(18,234)	10,233
Net Assets:
Beginning of Period	67,371	85,605	—
End of Period	$51,123	$67,371	$10,233
Undistributed Net Investment Income Included in End of Period Net Assets	$748	$916	$99

The accompanying notes are an integral part of the financial statements.
62

2012 Semi-Annual Report

March 31, 2012

Statements of Changes in Net Assets (cont'd)

	Corporate Bond Portfolio		High Yield Portfolio
	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)	Period from February 7, 2012^ to March 31, 2012 (unaudited) (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	90	443	970
Shares Issued on Distributions Reinvested	123	210	—
Shares Redeemed	(1,858)	(2,383)	—
Net Increase (Decrease) in Class I Shares Outstanding	(1,645)	(1,730)	970
Class P:
Shares Subscribed	27	1	10
Shares Issued on Distributions Reinvested	1	1	—
Shares Redeemed	(8)	(20)	—
Net Increase (Decrease) in Class P Shares Outstanding	20	(18)	10
Class H:
Shares Subscribed	—	29	10
Shares Issued on Distributions Reinvested	— @@	— @@	—
Shares Redeemed	(30)	(— )@@	—
Net Increase (Decrease) in Class H Shares Outstanding	(30)	29	10
Class L:
Shares Subscribed	1	27	10
Shares Issued on Distributions Reinvested	7	12	—
Shares Redeemed	(29)	(183)	—
Net Increase (Decrease) in Class L Shares Outstanding	(21)	(144)	10

^  Commencement of Operations.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
63

2012 Semi-Annual Report

March 31, 2012

Statements of Changes in Net Assets

	Limited Duration Portfolio		Long Duration Fixed Income Portfolio
	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)	Six Months Ended March 31, 2012 (unaudited) (000)	Year Ended September 30, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,672	$3,987	$490	$1,179
Net Realized Gain (Loss)	(110)	(157)	521	450
Net Change in Unrealized Appreciation (Depreciation)	1,335	(2,438)	(796)	226
Net Increase in Net Assets Resulting from Operations	2,897	1,392	215	1,855
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,993)	(3,268)	(494)	(1,088)
Net Realized Gain	—	—	(364)	(1,496)
Class P:
Net Investment Income	(2)	(2)	(12)	(22)
Net Realized Gain	—	—	(9)	(27)
Total Distributions	(1,995)	(3,270)	(879)	(2,633)
Capital Share Transactions:(1)
Class I:
Subscribed	4,597	11,161	791	221
Distributions Reinvested	1,992	3,267	2	236
Redeemed	(19,178)	(53,349)	(244)	(8,365)
Class P:
Subscribed	40	250	—	—
Distributions Reinvested	2	2	—	—
Redeemed	(112)	(108)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(12,659)	(38,777)	549	(7,908)
Total Decrease in Net Assets	(11,757)	(40,655)	(115)	(8,686)
Net Assets:
Beginning of Period	168,005	208,660	24,254	32,940
End of Period	$156,248	$168,005	$24,139	$24,254
Undistributed Net Investment Income Included in End of Period Net Assets	$499	$822	$322	$338
(1) Capital Share Transactions:
Class I:
Shares Subscribed	594	1,439	67	19
Shares Issued on Distributions Reinvested	259	421	— @@	23
Shares Redeemed	(2,488)	(6,875)	(21)	(811)
Net Increase (Decrease) in Class I Shares Outstanding	(1,635)	(5,015)	46	(769)
Class P:
Shares Subscribed	5	32	—	—
Shares Issued on Distributions Reinvested	— @@	— @@	—	—
Shares Redeemed	(14)	(14)	—	—
Net Increase (Decrease) in Class P Shares Outstanding	(9)	18	—	—

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
64

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Balanced Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.50		$12.55		$11.66		$11.87		$14.69	$12.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.18		0.21		0.16		0.38	0.32
Net Realized and Unrealized Gain (Loss)	2.05		(0.02)		0.91		0.17		(2.84)	2.00
Total from Investment Operations	2.15		0.16		1.12		0.33		(2.46)	2.32
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.21)		(0.23)		(0.54)		(0.36)	(0.26)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$14.54		$12.50		$12.55		$11.66		$11.87	$14.69
Total Return++	17.32	%#	1.07%		9.77%		3.45	%**	(17.02)%	18.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,196		$25,192		$22,706		$45,567		$40,799	$310,886
Ratio of Expenses to Average Net Assets (1)	1.16	%*+††	1.30	%+††	0.89	%+††	0.67	%+	0.57%+	0.61	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.44	%*+††	1.35	%+††	1.73	%+††	1.56	%+	2.66%+	2.35	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.01%		0.01%		0.04%		0.05%	0.00	%§
Portfolio Turnover Rate	58	%#	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		N/A		0.58%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		N/A		2.65%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.79% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.66%.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
65

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Balanced Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$12.47		$12.52		$11.63		$11.84		$14.66	$12.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.15		0.18		0.13		0.32	0.29
Net Realized and Unrealized Gain (Loss)	2.04		(0.03)		0.91		0.17		(2.81)	1.98
Total from Investment Operations	2.12		0.12		1.09		0.30		(2.49)	2.27
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.17)		(0.20)		(0.51)		(0.33)	(0.22)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$14.50		$12.47		$12.52		$11.63		$11.84	$14.66
Total Return++	17.13	%#	0.83%		9.52%		3.15	%**	(17.26)%	18.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,774		$16,857		$17,169		$18,290		$32,398	$31,183
Ratio of Expenses to Average Net Assets (1)	1.41	%*+††	1.55	%+††	1.14	%+††	1.03	%+	0.90%+	0.87	%+
Ratio of Net Investment Income to Average Net Assets (1)	1.19	%*+††	1.10	%+††	1.48	%+††	1.27	%+	2.35%+	2.11	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*	0.01%		0.01%		0.04%		0.06%	0.00	%§
Portfolio Turnover Rate	58	%#	164%		176%		171%		148%	60%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		1.08	%+	0.91%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		1.22	%+	2.34%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.80% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 2.35%.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
66

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$33.65		$33.58		$26.96		$23.99		$33.68		$25.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.00	‡	0.03		0.11		0.03		0.05	^^	0.17
Net Realized and Unrealized Gain (Loss)	6.90		0.14		6.52		2.94		(9.58)		8.42
Total from Investment Operations	6.90		0.17		6.63		2.97		(9.53)		8.59
Distributions from and/or in Excess of:
Net Investment Income	—		(0.10)		(0.01)		—		(0.16)		(0.12)
Net Realized Gain	(1.83)		—		—		—		—		—
Total Distributions	(1.83)		(0.10)		(0.01)		—		(0.16)		(0.12)
Redemption Fees	—		—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$38.72		$33.65		$33.58		$26.96		$23.99		$33.68
Total Return++	21.55	%#	0.47%		24.58%		12.38	%**	(28.42	)%^^	34.24%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,870,199		$3,797,139		$3,012,006		$2,005,809		$1,609,506		$1,647,326
Ratio of Expenses to Average Net Assets	0.70	%*+††	0.69	%+††	0.68	%+††	0.69	%+	0.63	%+	0.63	%+
Ratio of Net Investment Income to Average Net Assets	0.01	%*+††	0.07	%+††	0.38	%+††	0.16	%+	0.17	%+	0.57	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	9	%#	35%		23%		27%		37%		64%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

^^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class I.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 12.34%.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
67

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Mid Cap Growth Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008		2007
Net Asset Value, Beginning of Period	$32.55		$32.51		$26.15		$23.33		$32.78		$24.54
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.04)		(0.07)		0.04		(0.02)		(0.02	)^^	0.09
Net Realized and Unrealized Gain (Loss)	6.65		0.15		6.32		2.84		(9.34)		8.20
Total from Investment Operations	6.61		0.08		6.36		2.82		(9.36)		8.29
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		—		—		(0.09)		(0.05)
Net Realized Gain	(1.83)		—		—		—		—		—
Total Distributions	(1.83)		(0.04)		—		—		(0.09)		(0.05)
Redemption Fees	—		—		—		0.00	‡	0.00	‡	0.00	‡
Net Asset Value, End of Period	$37.33		$32.55		$32.51		$26.15		$23.33		$32.78
Total Return++	21.38	%#	0.22%		24.32%		12.04	%**	(28.59	)%^^	33.89%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,190,031		$2,595,397		$2,465,552		$1,567,302		$1,236,945		$1,520,096
Ratio of Expenses to Average Net Assets (1)	0.95	%*+††	0.94	%+††	0.93	%+††	0.96	%+	0.88	%+	0.88	%+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.24	)%*+††	(0.18	)%+††	0.13	%+††	(0.11	)%+	(0.07	)%+	0.31	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.01%		0.01%		0.01%		0.00	%§	0.00	%§
Portfolio Turnover Rate	9	%#	35%		23%		27%		37%		64%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		N/A		0.89	%+	N/A
Net Investment Loss to Average Net Assets	N/A		N/A		N/A		N/A		(0.08	)%+	N/A

†  Per share amount is based on average shares outstanding.

^^  During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 on net investment income per share and less than 0.005% on total returns for Class P.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

**  Performance was positively impacted by approximately 0.04% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 12.00%.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
68

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.08		$9.96		$9.49		$9.18		$10.77	$10.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.34		0.34		0.34		0.53	0.52
Net Realized and Unrealized Gain (Loss)	0.15		0.08		0.45		0.57		(1.60)	(0.02)
Total from Investment Operations	0.31		0.42		0.79		0.91		(1.07)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.30)		(0.32)		(0.60)		(0.52)	(0.53)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.20		$10.08		$9.96		$9.49		$9.18	$10.77
Total Return++	3.12	%#	4.34%		8.57%		10.41%		(10.40)%	4.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$60,292		$63,866		$75,651		$93,768		$186,305	$308,111
Ratio of Expenses to Average Net Assets (1)	0.49	%*+††	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.49	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.13	%*+††	3.43	%+††	3.58	%+††	3.73	%+	5.11%+	4.83	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	102	%#	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.83	%*††	0.99	%††	0.67	%+††	0.61	%+	0.53%+	0.54	%+
Net Investment Income to Average Net Assets	2.79	%*††	2.94	%††	3.41	%+††	3.62	%+	5.07%+	4.78	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
69

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Core Fixed Income Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.14		$10.01		$9.53		$9.12		$10.71	$10.74
Income (Loss) from Investment Operations:
Net Investment Income†	0.15		0.31		0.32		0.31		0.50	0.49
Net Realized and Unrealized Gain (Loss)	0.15		0.09		0.46		0.58		(1.60)	(0.02)
Total from Investment Operations	0.30		0.40		0.78		0.89		(1.10)	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.27)		(0.30)		(0.48)		(0.49)	(0.50)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.26		$10.14		$10.01		$9.53		$9.12	$10.71
Total Return++	2.97	%#	4.11%		8.47%		10.10%		(10.68)%	4.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126		$44		$209		$214		$487	$11,805
Ratio of Expenses to Average Net Assets (1)	0.74	%*+††	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.74	%+
Ratio of Net Investment Income to Average Net Assets (1)	2.88	%*+††	3.18	%+††	3.33	%+††	3.48	%+	4.87%+	4.58	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%		0.01%	0.01%
Portfolio Turnover Rate	102	%#	234%		261%		437%		306%	107%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08	%*††	1.24	%††	0.92	%+††	0.86	%+	0.78%+	0.79	%+
Net Investment Income to Average Net Assets	2.54	%*††	2.69	%††	3.16	%+††	3.37	%+	4.84%+	4.54	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
70

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.92		$9.96		$9.41		$9.41		$11.40	$11.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.21		0.38		0.34		0.41		0.66	0.58
Net Realized and Unrealized Gain (Loss)	0.23		(0.02)		0.57		0.27		(2.10)	(0.05)
Total from Investment Operations	0.44		0.36		0.91		0.68		(1.44)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.40)		(0.36)		(0.68)		(0.55)	(0.65)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.14		$9.92		$9.96		$9.41		$9.41	$11.40
Total Return++	4.52	%#	3.74%		10.02%		7.56%		(13.07)%	4.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$264,083		$295,226		$434,657		$797,788		$1,210,286	$2,367,043
Ratio of Expenses to Average Net Assets (1)	0.59	%*+††	0.66	%+††	0.51	%+††	0.49	%+	0.45%+	0.44	%+
Ratio of Net Investment Income to Average Net Assets (1)	4.24	%*+††	3.88	%+††	3.53	%+††	4.56	%+	6.13%+	5.10	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	85	%#	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		0.50	%+	0.45%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		4.55	%+	6.13%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
71

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$9.94		$9.97		$9.40		$9.40		$11.38	$11.50
Income (Loss) from Investment Operations:
Net Investment Income†	0.20		0.36		0.31		0.41		0.63	0.55
Net Realized and Unrealized Gain (Loss)	0.22		(0.02)		0.57		0.24		(2.09)	(0.05)
Total from Investment Operations	0.42		0.34		0.88		0.65		(1.46)	0.50
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.37)		(0.31)		(0.65)		(0.52)	(0.62)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.15		$9.94		$9.97		$9.40		$9.40	$11.38
Total Return++	4.27	%#	3.57%		9.73%		7.26%		(13.23)%	4.42%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,874		$4,654		$5,732		$6,442		$97,823	$137,733
Ratio of Expenses to Average Net Assets (1)	0.84	%*+††	0.91	%+††	0.76	%+††	0.73	%+	0.70%+	0.69	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.99	%*+††	3.63	%+††	3.28	%+††	4.56	%+	5.87%+	4.84	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.01%		0.00	%§	0.01%	0.00	%§
Portfolio Turnover Rate	85	%#	225%		270%		402%		320%	139%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		N/A		0.70%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		N/A		5.87%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
72

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Corporate Bond Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$10.27		$10.17		$9.75		$9.61	$11.15	$11.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.33		0.33		0.31	0.55	0.52
Net Realized and Unrealized Gain (Loss)	0.22		0.07		0.49		0.38	(1.57)	0.01
Total from Investment Operations	0.41		0.40		0.82		0.69	(1.02)	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.30)		(0.40)		(0.55)	(0.52)	(0.60)
Redemption Fees	—		—		—		0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.47		$10.27		$10.17		$9.75	$9.61	$11.15
Total Return++	4.06	%#	4.05%		8.65%		7.46%	(9.37)%	4.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$46,389		$62,410		$79,337		$140,890	$316,894	$519,504
Ratio of Expenses to Average Net Assets	0.76	%*+††	0.80	%+††	0.76	%+††	0.56%+	0.52%+	0.50	%+
Ratio of Net Investment Income to Average Net Assets	3.70	%*+††	3.27	%+††	3.36	%+††	3.30%+	5.18%+	4.74	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%	0.01%	0.00	%§
Portfolio Turnover Rate	91	%#	224%		277%		545%	325%	124%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
73

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Corporate Bond Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$10.27		$10.16		$9.74		$9.60		$11.14	$11.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.31		0.31		0.30		0.53	0.51
Net Realized and Unrealized Gain (Loss)	0.22		0.08		0.49		0.38		(1.57)	0.00	‡
Total from Investment Operations	0.40		0.39		0.80		0.68		(1.04)	0.51
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.28)		(0.38)		(0.54)		(0.50)	(0.58)
Redemption Fees	—		—		—		0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.47		$10.27		$10.16		$9.74		$9.60	$11.14
Total Return++	3.98	%#	3.99%		8.50%		7.44%		(9.60)%	4.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$626		$408		$590		$611		$842	$1,177
Ratio of Expenses to Average Net Assets (1)	0.91	%*+††	0.95	%+††	0.91	%+††	0.69	%+	0.67%+	0.65	%+
Ratio of Net Investment Income to Average Net Assets (1)	3.55	%*+††	3.12	%+††	3.21	%+††	3.19	%+	5.01%+	4.59	%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%		0.01%	0.00	%§
Portfolio Turnover Rate	91	%#	224%		277%		545%		325%	124%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%*††	1.05	%††	1.01	%+††	0.79	%+	0.77%+	0.75	%+
Net Investment Income to Average Net Assets	3.45	%*††	3.02	%††	3.11	%+††	3.09	%+	4.91%+	4.49	%+

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
74

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Corporate Bond Portfolio

	Class H
	Six Months Ended March 31, 2012		Year Ended September 30,						Period from January 2, 2008^ to
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		September 30, 2008
Net Asset Value, Beginning of Period	$10.27		$10.16		$9.74		$9.53		$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.31		0.31		0.28		0.21
Net Realized and Unrealized Gain (Loss)	0.22		0.07		0.48		0.39		(1.68)
Total from Investment Operations	0.40		0.38		0.79		0.67		(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.27)		(0.37)		(0.46)		(0.15)
Redemption Fees	—		—		—		0.00	‡	—
Net Asset Value, End of Period	$10.47		$10.27		$10.16		$9.74		$9.53
Total Return++	3.92	%#	3.89%		8.39%		7.21%		(13.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$170		$473		$170		$162		$85
Ratio of Expenses to Average Net Assets	1.01	%*+††	1.05	%+††	1.01	%+††	0.81	%+	2.98	%*+
Ratio of Net Investment Income to Average Net Assets	3.45	%*+††	3.02	%+††	3.11	%+††	2.94	%+	2.71	%*+
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%		0.01	%*

Portfolio Turnover Rate	91	%#	224%	277%	545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
75

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Corporate Bond Portfolio

	Class L
	Six Months Ended March 31, 2012		Year Ended September 30,						Period from June 16, 2008^ to
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		September 30, 2008
Net Asset Value, Beginning of Period	$10.26		$10.15		$9.74		$9.63		$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.16		0.28		0.28		0.24		0.12
Net Realized and Unrealized Gain (Loss)	0.22		0.08		0.48		0.41		(0.60)
Total from Investment Operations	0.38		0.36		0.76		0.65		(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.25)		(0.35)		(0.54)		(0.01)
Redemption Fees	—		—		—		0.00	‡	—
Net Asset Value, End of Period	$10.46		$10.26		$10.15		$9.74		$9.63
Total Return++	3.80	%#	3.51%		8.15%		7.08%		(4.73	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,938		$4,080		$5,508		$5,159		$58
Ratio of Expenses to Average Net Assets	1.26	%*+††	1.30	%+††	1.26	%+††	1.06	%+	1.15	%*+
Ratio of Net Investment Income to Average Net Assets	3.20	%*+††	2.77	%+††	2.86	%+††	2.58	%+	4.34	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*	0.00	%§	0.00	%§	0.01%		0.01	%*

Portfolio Turnover Rate	91	%#	224%	277%	545%	325	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
76

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

High Yield Portfolio

	Class I
Selected Per Share Data and Ratios	Period from February 7, 2012^ to March 31, 2012 (unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.10
Net Realized and Unrealized Gain	0.13
Total from Investment Operations	0.23
Net Asset Value, End of Period	$10.23
Total Return++	2.30	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$9,927
Ratio of Expenses to Average Net Assets (1)	0.73	%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.80	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.85	%*
Net Investment Income to Average Net Assets	4.68	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
77

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

High Yield Portfolio

	Class P
Selected Per Share Data and Ratios	Period from February 7, 2012^ to March 31, 2012 (unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.23
Net Asset Value, End of Period	$10.23
Total Return++	2.30	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	0.98	%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.55	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.10	%*
Net Investment Income to Average Net Assets	4.43	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
78

2012 Semi-Annual Report

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Financial Highlights

High Yield Portfolio

	Class H
Selected Per Share Data and Ratios	Period from February 7, 2012^ to March 31, 2012 (unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.23
Net Asset Value, End of Period	$10.23
Total Return++	2.30	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	0.98	%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.55	%*+
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expense to Average Net Assets	3.10	%*
Net Investment Income to Average Net Assets	4.43	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
79

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

High Yield Portfolio

	Class L
Selected Per Share Data and Ratios	Period from February 7, 2012^ to March 31, 2012 (unaudited)
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.09
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.23
Net Asset Value, End of Period	$10.23
Total Return++	2.30	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	1.23	%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.30	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.02	%*
Portfolio Turnover Rate	51	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.35	%*
Net Investment Income to Average Net Assets	4.18	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

The accompanying notes are an integral part of the financial statements.
80

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Limited Duration Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.71		$7.79		$7.68		$8.00	$10.24	$10.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.16		0.18		0.24	0.49	0.51
Net Realized and Unrealized Gain (Loss)	0.07		(0.10)		0.10		(0.12)	(2.22)	(0.08)
Total from Investment Operations	0.15		0.06		0.28		0.12	(1.73)	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.14)		(0.16)		(0.44)	(0.51)	(0.53)
Paid-in-Capital	—		—		(0.01)		—	—	—
Total Distributions	(0.10)		(0.14)		(0.17)		(0.44)	(0.51)	(0.53)
Redemption Fees	—		—		—		0.00 ‡	—	0.00 ‡
Net Asset Value, End of Period	$7.76		$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	1.90	%#	0.71%		3.74%		1.77%	(17.57)%	4.26%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$156,123		$167,811		$208,608		$262,794	$568,156	$1,058,151
Ratio of Expenses to Average Net Assets (1)	0.57	%*+††	0.59	%+††	0.55	%+††	0.45%+	0.43%+	0.45%+
Ratio of Net Investment Income to Average Net Assets (1)	2.07	%*+††	2.12	%+††	2.39	%+††	3.16%+	5.22%+	4.94%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	0.00%§	0.01%	0.00%§
Portfolio Turnover Rate	17	%#	35%		95%		110%	20%	56%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A		N/A	0.43%+	N/A
Net Investment Income to Average Net Assets	N/A		N/A		N/A		N/A	5.22%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
81

2012 Semi-Annual Report

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Financial Highlights

Limited Duration Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,						Period from September 28, 2007^ to
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009	2008	September 30, 2007
Net Asset Value, Beginning of Period	$7.71		$7.79		$7.68		$8.00	$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.07		0.15		0.17		0.22	0.47	0.00	‡
Net Realized and Unrealized Gain (Loss)	0.07		(0.12)		0.09		(0.12)	(2.23)	(0.00	)‡
Total from Investment Operations	0.14		0.03		0.26		0.10	(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.11)		(0.15)		(0.42)	(0.48)	—
Paid-in-Capital	—		—		(0.00	)‡	—	—	—
Total Distributions	(0.09)		(0.11)		(0.15)		(0.42)	(0.48)	—
Redemption Fees	—		—		—		0.00 ‡	—	0.00	‡
Net Asset Value, End of Period	$7.76		$7.71		$7.79		$7.68	$8.00	$10.24
Total Return++	1.77	%#	0.45%		3.48%		1.52%	(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$125		$194		$52		$169	$294	$1,020
Ratio of Expenses to Average Net Assets	0.82	%*+††	0.84	%+††	0.80	%+††	0.70%+	0.68%+	0.59	%*+
Ratio of Net Investment Income to Average Net Assets	1.82	%*+††	1.87	%+††	2.14	%+††	2.87%+	4.95%+	5.38	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	0.00%§	0.01%	0.06	%*
Portfolio Turnover Rate	17	%#	35%		95%		110%	20%	56	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
82

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.89		$11.73		$11.52		$9.93		$10.33	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.24		0.50		0.55		0.49		0.46	0.49
Net Realized and Unrealized Gain (Loss)	(0.12)		0.66		0.80		1.66		(0.37)	(0.18)
Total from Investment Operations	0.12		1.16		1.35		2.15		0.09	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.46)		(0.55)		(0.56)		(0.49)	(0.43)
Net Realized Gain	(0.18)		(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(0.43)		(1.00)		(1.14)		(0.56)		(0.49)	(0.46)
Net Asset Value, End of Period	$11.58		$11.89		$11.73		$11.52		$9.93	$10.33
Total Return++	1.00	%#	11.40%		13.09%		22.19%		0.87%	3.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,561		$23,660		$32,354		$31,410		$27,438	$25,297
Ratio of Expenses to Average Net Assets (1)	0.50	%*+††	0.50	%+††	0.50	%+††	0.50	%+	0.49%+	0.50%+
Ratio of Net Investment Income to Average Net Assets (1)	4.12	%*+††	4.69	%+††	4.98	%+††	4.68	%+	4.44%+	4.73%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	18	%#	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.05	%*††	1.12	%††	0.79	%+††	0.80	%+	0.75%+	0.94%+
Net Investment Income to Average Net Assets	3.57	%*††	4.07	%††	4.69	%+††	4.38	%+	4.18%+	4.29%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
83

2012 Semi-Annual Report

March 31, 2012

Financial Highlights

Long Duration Fixed Income Portfolio

	Class P
	Six Months Ended March 31, 2012		Year Ended September 30,
Selected Per Share Data and Ratios	(unaudited)		2011		2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.88		$11.72		$11.51		$9.92		$10.32	$10.48
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.48		0.51		0.46		0.44	0.46
Net Realized and Unrealized Gain (Loss)	(0.13)		0.65		0.82		1.67		(0.37)	(0.19)
Total from Investment Operations	0.10		1.13		1.33		2.13		0.07	0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		(0.43)		(0.53)		(0.54)		(0.47)	(0.40)
Net Realized Gain	(0.18)		(0.54)		(0.59)		—		—	(0.03)
Total Distributions	(0.42)		(0.97)		(1.12)		(0.54)		(0.47)	(0.43)
Net Asset Value, End of Period	$11.56		$11.88		$11.72		$11.51		$9.92	$10.32
Total Return++	0.79	%#	11.13%		12.81%		21.91%		0.61%	2.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$578		$594		$586		$575		$496	$516
Ratio of Expenses to Average Net Assets (1)	0.75	%*+††	0.75	%+††	0.75	%+††	0.75	%+	0.74%+	0.75%+
Ratio of Net Investment Income to Average Net Assets (1)	3.87	%*+††	4.44	%+††	4.73	%+††	4.43	%+	4.18%+	4.48%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00	%§	0.00	%§	0.01%	0.00%§
Portfolio Turnover Rate	18	%#	59%		90%		80%		63%	49%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.30	%*††	1.37	%††	1.04	%+††	1.05	%+	1.00%+	1.19%+
Net Investment Income to Average Net Assets	3.32	%*††	3.82	%††	4.44	%+††	4.13	%+	3.92%+	4.04%+

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
84

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("MSIFT" or the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is comprised of eight separate, active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). All Portfolios are considered diversified for purposes of the Act.

The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different distribution and shareholder service fees as described in Note D.

The Fund has suspended offering shares of the Mid Cap Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Portfolio in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the "Trustees") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

Certain Portfolios' net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the

85

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

3.  Derivatives: Certain Portfolios use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolios used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Swaps: An over the counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected.

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with "Due from (to) Broker" on the Statements of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statements of Operations.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability in the Statements of Assets and Liabilities.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on the Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of March 31, 2012.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)	Swap Agreements (000)
Balanced Portfolio:
Currency Risk	Receivables	$29	$—	$—
Equity Risk	Receivables	—	91	13
Commodity Risk	Receivables	—	4	—
Interest Rate Risk	Receivables	—	10	61
Total Receivables		$29	$105	$74
Currency Risk	Payables	14	—	—
Equity Risk	Payables	—	28	3
Interest Rate Risk	Payables	—	3	60
Total Payables		$14	$31	$63
Core Fixed Income Portfolio:
Interest Rate Risk	Receivables	$—	$12	$246
Interest Rate Risk	Payables	$—	$22	$455
Core Plus Fixed Income Portfolio:
Currency Risk	Receivables	$110	$—	$—
Interest Rate Risk	Receivables	—	24	973
Total Receivables		$110	$24	$973
Currency Risk	Payables	14	—	—
Interest Rate Risk	Payables	—	91	966
Total Payables		$14	$91	$966
Corporate Bond Portfolio:
Interest Rate Risk	Receivables	$—	$52	$—
Interest Rate Risk	Payables	$—	$51	$13
Limited Duration Portfolio:
Interest Rate Risk	Receivables	$—	$70	$729
Interest Rate Risk	Payables	$—	$47	$1,266
Long Duration Fixed Income Portfolio:
Interest Rate Risk	Receivables	$—	$14	$176
Interest Rate Risk	Payables	$—	$1	$264

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day net variation margin, receivable/payable to brokers.

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended March 31, 2012 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced		Foreign Currency
	Currency Risk	Exchange Contracts	$97
	Equity Risk	Futures Contracts	1,262
	Commodity Risk	Futures Contracts	(8)
	Interest Rate Risk	Futures Contracts	(7)
	Equity Risk	Swap Agreements	(177)
	Interest Rate Risk	Swap Agreements	(27)
Total			$1,140
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Balanced		Foreign Currency
	Currency Risk	Exchange Contracts	$(113)
	Equity Risk	Futures Contracts	118
	Commodity Risk	Futures Contracts	4
	Interest Rate Risk	Futures Contracts	24
	Equity Risk	Swap Agreements	10
	Interest Rate Risk	Swap Agreements	26
Total			$69
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts	$(74)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Fixed Income	Interest Rate Risk	Futures Contracts	$61
	Interest Rate Risk	Swap Agreements	(3)
Total			$58
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
	Currency Risk	Exchange Contracts	$206
	Interest Rate Risk	Futures Contracts	320
	Interest Rate Risk	Swap Agreements	(575)
Total			$(49)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Core Plus Fixed Income		Foreign Currency
	Currency Risk	Exchange Contracts	$84
	Interest Rate Risk	Futures Contracts	(1)
	Interest Rate Risk	Swap Agreements	476
Total			$559
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Corporate Bond	Interest Rate Risk	Futures Contracts	$(85)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Corporate Bond	Interest Rate Risk	Futures Contracts	$80
	Interest Rate Risk	Swap Agreements	(13)
Total			$67
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration	Interest Rate Risk	Futures Contracts	$(110)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Limited Duration	Interest Rate Risk	Futures Contracts	$40
	Interest Rate Risk	Swap Agreements	(9)
Total			$31
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
	Currency Risk	Exchange Contracts	$(4)
	Interest Rate Risk	Futures Contracts	15
	Interest Rate Risk	Swap Agreements	(41)
Total			$(30)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Long Duration Fixed Income		Foreign Currency
	Currency Risk	Exchange Contracts	$4
	Interest Rate Risk	Futures Contracts	(11)
	Interest Rate Risk	Swap Agreements	29
Total			$22

For the six months ended March 31, 2012, Balanced and Core Plus Fixed Income Portfolio's average monthly principal amount of foreign currency exchange contracts was approximately $5,993,000 and $14,196,000, average monthly original value of futures contracts was approximately $12,025,000 and $86,207,000, and average monthly notional value of swap agreements was approximately $18,892,000 and $284,485,000, respectively. Core Fixed Income, Corporate Bond, Limited Duration, and Long Duration Fixed Income Portfolio's average monthly original value of futures contracts was approximately $15,066,000, $27,073,000, $43,738,000, and $2,238,000 and average monthly notional value of swap agreements was approximately $3,837,000, $159,000, $11,059,000, and $22,645,000, respectively.

4.  When-Issued/Delayed Delivery Securities: Certain Portfolios purchase and sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

after the date of the transaction. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Portfolio.

5.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Agreement, paid quarterly, at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Balanced		0.450%
Mid Cap Growth		0.500
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion over $1 billion	0.375 0.300
Corporate Bond		0.375
High Yield		0.600
Limited Duration		0.300
Long Duration Fixed Income		0.375

The Adviser has agreed to reduce its advisory fee and/or reimburse certain Portfolios, if necessary, if such fees would cause the total annual operating expenses of the Portfolios to exceed its expense limitations. In determining the actual amount of fee waiver and/or expense reimbursement for the Portfolios, if any, the Adviser excludes from annual operating expenses certain investment related expenses.

	Expense Limitations
Portfolio	Class I	Class P	Class H	Class L
Core Fixed Income	0.50%	0.75%	—%	—%
High Yield	0.75	1.00	1.00	1.25
Long Duration Fixed Income	0.50	0.75	—	—

The fee waivers and/or expense reimbursements for the Portfolios will continue for at least one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action is appropriate. For the six months ended March 31, 2012, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Adivsory Fees Waived and/or Reimbursed (000)
Core Fixed Income	$101
High Yield	31
Long Duration Fixed Income	66

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund.

Pursuant to a Shareholder Services Plan, each Portfolio may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares, respectively. The Distributor has agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares' average daily net assets for the Corporate Bond Portfolio.

The Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. For the six months ended March 31, 2012, the Corporate Bond Portfolio waived less than $500.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

G. Portfolio Investment Activity:

1.  Security Transactions: During the six months ended March 31, 2012, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$5,650	$14,852
Mid Cap Growth	598,673	1,065,979
Core Fixed Income	6,940	13,565
Core Plus Fixed Income	43,369	72,558
Corporate Bond	48,038	31,803
High Yield	13,833	3,961
Limited Duration	19,119	23,893
Long Duration Fixed Income	982	1,167

During the six months ended March 31, 2012, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Balanced	$16,690	$15,817
Core Fixed Income	54,449	52,354
Core Plus Fixed Income	191,767	192,190
Corporate Bond	7,519	39,180
Limited Duration	8,253	4,929
Long Duration Fixed Income	3,349	3,079

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the six months ended March 31, 2012 is as follows:

Portfolio	Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)		Value March 31, 2012 (000)
Balanced	$3,956	$21,994	$14,684	$3		$11,266
Mid Cap Growth	280,754	615,399	721,497	108		174,656
Core Fixed Income	3,080	24,562	18,119	2		9,523
Core Plus Fixed Income	17,246	128,701	108,607	9		37,340
Corporate Bond	4,141	41,870	37,374	1		8,637
High Yield	—	10,961	10,860	—	@	101
Limited Duration	5,846	28,544	30,376	2		4,014
Long Duration Fixed Income	636	2,342	2,102	—	@	876

@ Amount is less than $500.

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the six months ended March 31, 2012, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Balanced	$3
Mid Cap Growth	148
Core Fixed Income	3
Core Plus Fixed Income	11
Corporate Bond	2
High Yield	—	@
Limited Duration	2
Long Duration Fixed Income	—	@

@ Amount is less than $500.

The Balanced Portfolio invests in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio ("Emerging Markets Portfolio"), an open-end management investment company advised by an affiliate of the Adviser. Investment Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Emerging Markets Portfolio. For the six months ended March 31, 2012, advisory fees paid were reduced by approximately $1,000 relating to the Portfolio's investment in the Emerging Markets Portfolio. The Emerging Markets Portfolio has a cost basis of approximately $120,000 at March 31, 2012.

A summary of the Balanced Portfolio's transactions in shares of the Emerging Markets Portfolio during the six months ended March 31, 2012 is as follows:

Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend Income (000)	Value March 31, 2012 (000)
$93	$2	$—	$—	$2	$108

For the six months ended March 31, 2012, the following Portfolios invested in Citigroup, Inc., and its affiliated broker/dealers which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act.

Portfolio	Value September 30, 2011 (000)	Purchases at Cost (000)	Sales (000)	Realized Gain/Loss (000)	Dividend/ Interest Income (000)	Value March 31, 2012 (000)
Balanced	$451	$114	$300	$11	$6	$362
Core Fixed Income	456	—	161	24	10	324
Core Plus Fixed Income	3,518	—	2,672	179	77	1,141
Corporate Bond	1,047	1,212	1,046	153	31	1,267
Limited Duration	3,413	1,189	1,472	46	46	3,155
Long Duration Fixed Income	251	—	—	—	8	266

91

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

During the six months ended March 31, 2012, the following Portfolios incurred brokerage commissions with Citigroup, Inc. and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act:

Portfolio	Broker Commissions (000)
Mid Cap Growth	$2

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolio.

H. Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Portfolios' Statements of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at March 31, 2012 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral Outstanding (000)	Invested Cash Collateral* (000)	Uninvested Cash Collateral (000)	Value of Non-Cash Collateral** (000)
Balanced	$7,630	$7,793	$7,083	$21	$689
Core Fixed Income	8,402	8,639	6,505	20	2,114
Core Plus Fixed Income	20,904	21,488	15,468	47	5,973
Corporate Bond	9,206	9,451	9,422	29	—

*  The Portfolios invest cash collateral received in Repurchase Agreements and the Morgan Stanley Institutional Liquidity Funds as reported in the Portfolios of Investments.

** The Portfolios received non-cash collateral in the form of U.S. Government Agencies and Obligations, which the Portfolios cannot sell or repledge and, accordingly, are not reflected in the Portfolios of Investments.

I. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the High Yield Portfolio and the Limited Duration Portfolio which are declared and paid monthly and those of the Mid Cap Growth Portfolio, which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

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2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

	2011 Distributions Paid From:			2010 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-In Capital (000)	Ordinary Income (000)	Long- term Capital Gain (000)	Paid-In Capital (000)
Balanced	$685	$—	$—	$918	$—	$—
Mid Cap Growth	8,346	4,087	—	492	—	—
Core Fixed Income	2,135	—	—	2,896	—	—
Core Plus Fixed Income	16,358	—	—	30,975	—	—
Corporate Bond	2,333	—	—	4,183	—	—
Limited Duration	3,270	—	—	5,288	—	161
Long Duration Fixed Income	1,794	839	—	1,544	1,642	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, net operating losses, distribution redesignations, nondeductible expenses, paydown adjustments and expiration of capital loss carryforwards, resulted in the following reclassifications among the components of net assets at September 30, 2011:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-In Capital (000)
Balanced	$71	$3,291	$(3,362)
Mid Cap Growth	2,968	423	(3,391)
Core Fixed Income	209	(158)	(51)
Core Plus Fixed Income	2,598	18,557	(21,155)
Corporate Bond	214	(214)	— @
Limited Duration	118	(107)	(11)
Long Duration Fixed Income	(26)	26	— @

@ Amount is less than $500.

At September 30, 2011, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Balanced	$446	$—
Mid Cap Growth	—	310,861
Core Fixed Income	976	—
Core Plus Fixed Income	6,494	—
Corporate Bond	917	—
Limited Duration	825	—
Long Duration Fixed Income	338	371

At March 31, 2012, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Balanced	$47,113	$2,779	$(1,190)	$1,589
Mid Cap Growth	5,848,761	1,647,763	(397,589)	1,250,174
Core Fixed Income	71,064	2,204	(319)	1,885
Core Plus Fixed Income	296,940	10,412	(4,616)	5,796
Corporate Bond	58,854	1,946	(282)	1,664
High Yield	9,999	165	(58)	107
Limited Duration	154,640	3,045	(171)	2,874
Long Duration Fixed Income	21,194	2,904	(155)	2,749

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2011, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30,
Portfolio	2012 (000)	2013 (000)	2014 (000)	2015 (000)
Balanced	$—	$—	$—	$—
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	—	7,135	15,680
Corporate Bond	—	—	—	—
Limited Duration	—	8,019	8,229	7,068

93

2012 Semi-Annual Report

March 31, 2012 (unaudited)

Notes to Financial Statements (cont'd)

	Expiration Date September 30,
Portfolio	2016 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Balanced	$—	$3,501	$2,441	$—	$5,942
Core Fixed Income	196	35,829	3,319	—	39,344
Core Plus Fixed Income	5,336	254,264	201,462	—	483,877
Corporate Bond	2,526	51,893	8,130	—	62,549
Limited Duration	265	200,864	33,504	—	257,949

During the year ended September 30, 2011, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

Portfolio	Expired Capital Loss Carryforwards (000)
Balanced	$3,362
Core Plus Fixed Income	21,148

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforwards Utilized (000)
Balanced	$1,248
Mid Cap Growth	344,519
Core Fixed Income	1,374
Core Plus Fixed Income	15,782
Corporate Bond	1,604
Limited Duration	234

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 and other ordinary losses incurred after December 31 but within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended September 30, 2011, the Portfolios deferred to October 1, 2011 for U.S. Federal Income tax purposes the following losses:

	Post-October
Portfolio	Capital Losses (000)	Currency Losses (000)
Mid Cap Growth	$—	$842
Limited Duration	726	—

J. Other: At March 31, 2012, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P
Balanced	60.5%	96.5%
Mid Cap Growth	43.7	59.5
Core Plus Fixed Income	45.6	45.7

K. Subsequent Events: The Balanced, Core Fixed Income, Core Plus Fixed Income and Limited Duration Portfolios commenced operations on April 30, 2012 with Class H and Class L shares.

The Board of Trustees of the Fund approved a Plan of Liquidation with respect to the Long Duration Fixed Income Portfolio (the "Portfolio"). Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about May 11, 2012.

The Board of Trustees of the Fund approved various changes with respect to the Balanced Portfolio (the "Portfolio"), effective on or about July 16, 2012, including (i) changing the Portfolio's name to Global Strategist Portfolio, (ii) changing the Portfolio's principal investment strategies and (iii) changing the Portfolio's primary benchmark index to the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI).

94

2012 Semi-Annual Report

March 31, 2012 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

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2012 Semi-Annual Report

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U.S. Privacy Policy (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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2012 Semi-Annual Report

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U.S. Privacy Policy (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

©2012 Morgan Stanley

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2012 Semi-Annual Report

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Trustee and Officer Information

Trustees

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board and Trustee

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Mary E. Mullin
Secretary

Francis J. Smith
Treasurer and Principal Financial Officer

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

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Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley

IFEQFISAN 3/12
IU12-01055P-Y03/12

June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2012

The first sentence of the first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Global Strategist Fund, Morgan Stanley International Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available, or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT2 6/12

May 14, 2012

Supplement

SUPPLEMENT DATED MAY 14, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2012

Effective as of the close of business on May 16, 2012, Class B shares of the Fund will be closed for purchases by new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT1 5/12

May 2, 2012

Supplement

SUPPLEMENT DATED MAY 2, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY MID CAP GROWTH FUND
Dated January 31, 2012

The Board of Trustees (the "Board") of Morgan Stanley Mid Cap Growth Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series Mid Cap Growth Portfolio ("Mid Cap Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Mid Cap Growth and shareholders of the Fund would become shareholders of Mid Cap Growth, receiving shares of Mid Cap Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of Mid Cap Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Mid Cap Growth is expected to be distributed to shareholders of the Fund during the third quarter of 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DGRSPT 5/12

INVESTMENT MANAGEMENT

Morgan Stanley
Mid Cap Growth Fund

A mutual fund that seeks long-term capital growth.

Share Class	Ticker Symbol
Class A	DGRAX

Class B	DGRBX

Class C	DGRCX

Class I	DGRDX

Prospectus

January 31, 2012

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	3

Adviser	4

Purchase and Sale of Fund Shares	4

Tax Information	5

Payments to Broker-Dealers and Other Financial Intermediaries	5

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	6

Portfolio Holdings	13

Fund Management	13

Shareholder Information

Pricing Fund Shares	15

How to Buy Shares	16

How to Exchange Shares	18

How to Sell Shares	19

Distributions	22

Frequent Purchases and Redemptions of Fund Shares	23

Tax Consequences	24

Share Class Arrangements	25

Additional Information	33

Financial Highlights	34

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley Mid Cap Growth Fund seeks long-term capital growth.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial adviser and in the "Share Class Arrangements" section beginning on page 25 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 51 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[3]	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Advisory fee	0.42%	0.42%	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses	0.30%	0.30%	0.30%	0.30%
Total annual Fund operating expenses	0.97%	1.72%	1.72%	0.72%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$619	$818	$1,033	$1,652
Class B	$675	$842	$1,133	$1,831
Class C	$275	$542	$933	$2,030
Class I	$74	$230	$401	$894

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$619	$818	$1,033	$1,652
Class B	$175	$542	$933	$1,831
Class C	$175	$542	$933	$2,030
Class I	$74	$230	$401	$894

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter, and the Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Share Class Arrangements" for a complete discussion of the CDSC.

morganstanley.com/im

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may also use derivative instruments as discussed herein. These derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

The Fund may also invest in initial public offerings ("IPOs") and privately placed and restricted securities.

The Fund may invest up to 25% of its net assets in foreign securities, including emerging market securities, and securities classified as American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), American Depositary Shares ("ADSs"), Global Depositary Shares ("GDSs") or local shares of non-U.S. issuers. The Fund may also invest in U.S. dollar-denominated foreign securities that are traded on a U.S. national securities exchange. The 25% limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Fund may utilize forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. To the extent that the Fund invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies entail greater risks than those associated with larger, more established companies. Often the stock of these companies may be more volatile and less liquid than the stock of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Fund's investments. Hedging the Fund's currency risks

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through forward foreign currency exchange contracts involves the risk of mismatching the Fund's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Shares of IPOs. Fund purchases of shares issued in IPOs expose the Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time.

•  Privately Placed Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class B shares' performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compared with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

High Quarter 6/30/09 26.22%
Low Quarter 12/31/08 –27.19%

Average Annual Total Returns For Periods Ended
December 31, 2011

	Past 1 Year	Past 5 Years	Past 10 Years
Class A: Return Before Taxes	–11.27%	3.65%	6.73%
Class B: Return Before Taxes	–11.42%	3.66%	6.65%*
Return After Taxes on Distributions[1]	–12.19%	2.93%	6.30%*
Returns After Taxes on Distributions and Sale of Fund Shares	–6.43%	3.01%	5.79%*
Class C: Return Before Taxes	–7.91%	3.99%	6.50%
Class I: Return Before Taxes	–6.10%	5.02%	7.55%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)[2]	–1.65%	2.44%	5.29%
Lipper Multi-Cap Growth Funds Index (reflects no deduction for taxes)[3]	–4.02%	0.87%	2.78%

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*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)   The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 the largest U.S. securities based on a combination of market capitalization and current index membership. It is not possible to invest directly in an index.

(3)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Growth team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Dennis P. Lynch	Managing Director	October 2002

Name	Title with Adviser	Date Began Managing Fund
David S. Cohen	Managing Director	October 2003

Sam G. Chainani	Managing Director	June 2004

Alexander T. Norton	Executive Director	July 2005

Jason C. Yeung	Managing Director	September 2007

Armistead B. Nash	Executive Director	September 2008

Purchase and Sale of Fund Shares

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial	Additional
Regular Account	$1,000	$100
Individual Retirement Account	$1,000	$100
Coverdell Education Savings Account	$500	$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100*	$100*

* Provided your schedule of investments totals $1,000 in 12 months.

Effective at the close of business March 31, 2011, the Fund suspended offering its shares to new investors, except in certain circumstances. For more information, please refer to the "How to Buy Shares" section beginning on page 16.

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 17 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

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To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent"), at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections beginning on page 16 and page 19, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Fund's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley Mid Cap Growth Fund seeks long-term capital growth.

Capital Growth

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.

Principal Investment Strategies

The Fund will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Adviser seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may also use derivative instruments as discussed herein. The derivative instruments will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The Fund may also invest in securities issued in IPOs and privately placed and restricted securities.

The remaining 20% of the Fund's assets may be invested in equity securities of issuers other than medium capitalization companies and in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or, if not rated, judged to be of comparable quality by the Adviser. In addition, the Fund may invest in real estate investment trusts ("REITs").

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The Fund may invest up to 25% of its net assets in foreign securities, including emerging market securities and securities classified as ADRs, GDRs, ADSs, GDSs or local shares of non-U.S. issuers. The Fund may also invest in U.S. dollar-denominated foreign securities that are traded on a U.S. exchange. The 25% limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

The Fund may also use forward foreign currency exchange contracts, which are derivatives, in connection with its investments in foreign securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Fixed-Income Securities. Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no interest payments until maturity.

U.S. Government Securities. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. They may also include, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Derivatives. The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Fund's use of

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derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments and other related instruments and techniques.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks and Other Equity Securities. A principal risk of investing in the Fund is associated with its investments in common stocks and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Small and Medium Capitalization Companies. The Fund's investments in small and medium capitalization companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, small- and mid-capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often small and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign and Emerging Market Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by issuers located in emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

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In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date ("forward contracts"). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Shares of IPOs. Fund purchases of shares issued in IPOs expose the Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Adviser cannot guarantee continued access to IPOs.

Privately Placed Securities. The Fund's investments may also include privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, U.S. government securities REITs and derivatives. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

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Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

The Fund is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. A portion of the Fund's securities may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and may have speculative credit risk characteristics.

U.S. Government Securities. With respect to the Fund's investments in U.S. government securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

REITs. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in the interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITS requires specialized managements skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. With limited exceptions, swap agreements are generally not entered into or traded on exchanges. For most swaps, there is no central clearing or guaranty function. Therefore, swaps are generally subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

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Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

Morgan Stanley Investment Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision as of December 31, 2011.

Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund is managed by members of the Growth team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Dennis P. Lynch, David S. Cohen, Sam G. Chainani, Alexander T. Norton, Jason C. Yeung and Armistead B. Nash.

Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996. Mr. Norton has been associated with the Adviser in an investment management capacity since 2000. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002. Mr. Nash has been associated with the Adviser in an investment management capacity since 2002.

Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund.

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The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended September 30, 2011, the Fund paid total investment advisory compensation amounting to 0.42% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the period ended September 30, 2011.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 p.m. Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

How to Buy Shares

Effective at the close of business on March 31, 2011, the Fund suspended offering its shares to new investors, except as follows. The Fund continues to offer its shares (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund continues to offer its shares to existing shareholders and, as market conditions permit, may recommence offering shares of the Fund to other new investors in the future. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and I. Class I shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

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Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's Distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's Distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I Shares. To be eligible to purchase Class I shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Mid Cap Growth Fund.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

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How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Morgan Stanley Multi-Class Fund or for shares of a Morgan Stanley Money Market Fund or the Morgan Stanley Limited Duration U.S. Government Trust, without the imposition of an exchange fee. In addition, Class Q shares of the Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds, or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

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Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact Your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures
By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.
Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.

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Options	Procedures
By Letter (continued)	If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust yo ur account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same

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manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Targeted
DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whe never it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class I shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other

22

than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other share holders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day, when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price ar bitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts

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at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) requests assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies (or, upon prior written approval only, an intermediary's own policies) with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

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You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the U.S. Internal Revenue Service ("IRS") and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class I shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
	during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
I	None	None

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be

26

waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the Distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k), and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

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Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the Distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

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Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's Distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's Distributor.

■  Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

■  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

■  Insurance company separate accounts that have been approved by the Fund's Distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

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The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account, or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund's Distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

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Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

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Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■  Investors participating in the Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's Distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's Distributor.

■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Fund's Distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

32

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class I shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated broker-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

33

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the fiscal year ended September 30, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended September 30, 2010 have been audited by another independent registered public accounting firm.

CLASS A SHARES

For the Year Ended September 30,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$30.13		$24.22		$23.78		$35.96		$27.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		0.01		(0.06)		(0.05)		0.05
Net realized and unrealized gain (loss)	0.33		5.90		1.83		(9.46)		8.91
Total income (loss) from investment operations	0.26		5.91		1.77		(9.51)		8.96
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.39		$30.13		$24.22		$23.78		$35.96
Total Return(2)	0.86%		24.40%		10.94%		(28.53)%		33.19%
Ratios to Average Net Assets(3):
Total expenses	0.97	%(4)	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)
Net investment income (loss)	(0.19	)%(4)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$302,166		$319,321		$228,332		$232,192		$295,694
Portfolio turnover rate	46%		46%		27%		59%		72%

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

34

CLASS B SHARES

For the Year Ended September 30,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$26.34		$21.34		$21.33		$32.76		$24.78
Income (loss) from investment operations:
Net investment loss(1)	(0.28)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.17		1.51		(8.51)		8.15
Total income (loss) from investment operations	0.03		5.00		1.34		(8.76)		7.98
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.37		$26.34		$21.34		$21.33		$32.76
Total Return(2)	0.11%		23.43%		10.12%		(29.08)%		32.24%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$10,338		$16,315		$21,541		$33,659		$126,446
Portfolio turnover rate	46%		46%		27%		59%		72%

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

35

Financial Highlights (Continued)

CLASS C SHARES

For the Year Ended September 30,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$26.46		$21.43		$21.41		$32.88		$24.87
Income (loss) from investment operations:
Net investment loss(1)	(0.29)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.20		1.52		(8.55)		8.18
Total income (loss) from investment operations	0.02		5.03		1.35		(8.80)		8.01
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.48		$26.46		$21.43		$21.41		$32.88
Total Return(2)	0.11%		23.47%		10.12%		(29.08)%		32.21%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$20,491		$18,090		$15,339		$17,085		$29,267
Portfolio turnover rate	46%		46%		27%		59%		72%

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

36

CLASS I SHARES

For the Year Ended September 30,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$31.32		$25.13		$24.53		$36.94		$27.66
Income (loss) from investment operations:
Net investment income(1)	0.02		0.07		0.00	(2)	0.03		0.12
Net realized and unrealized gain (loss)	0.32		6.12		1.93		(9.77)		9.16
Total income (loss) from investment operations	0.34		6.19		1.93		(9.74)		9.28
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$31.66		$31.32		$25.13		$24.53		$36.94
Total Return(3)	1.12%		24.63%		11.27%		(28.39)%		33.55%
Ratios to Average Net Assets(4):
Total expenses	0.72	%(5)	0.79	%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)
Net investment income (loss)	0.06	%(5)	0.27	%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$2,297		$2,589		$1,795		$10,158		$23,024
Portfolio turnover rate	46%		46%		27%		59%		72%

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Amount is less than $0.005.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  Amount is less than 0.005%.

37

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

INVESTMENT MANAGEMENT

Morgan Stanley

Mid Cap Growth Fund

Prospectus

January 31, 2012

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3639)

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

DGRPRO-00

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Mid Cap Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended September 30, 2011

Total Return for the 12 Months Ended September 30, 2011
Class A	Class B	Class C	Class I	Russell Midcap® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
0.86%	0.11%	0.11%	1.12%	0.80%	0.70%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The stock market had been moving slowly upward in the first half of the 12-month period, with a slight pullback in March following news of political turmoil in the Middle East (which caused oil prices to rise) and a major natural disaster in Japan (which prompted fears of supply chain disruptions for the auto and electronics industries). However, the remainder of the period saw considerable volatility which negated the market's gains from the first six months. Delays in approving an increase for the U.S. debt ceiling followed by the downgrade of U.S. bonds by credit rating agency Standard & Poor's led to a major sell-off in the stock market in July and August. The European sovereign debt crisis also appeared to worsen during the period and its policy solutions continued to face significant political hurdles. Concerns about the fragile state of economic growth in the U.S. and globally weighed on the market for the remainder of the period.

Performance Analysis

Morgan Stanley Mid Cap Growth Fund Class A and I shares outperformed while Class B and C shares underperformed the Russell Midcap® Growth Index (the "Index") and the Lipper Multi-Cap Growth Funds Index for the 12 months ended September 30, 2011, assuming no deduction of applicable sales charges.

Stock selection in the producer durables sector was favorable for performance. A number of holdings performed well within this sector including some in back office support, human resources and consulting; engineering and contracting services; and international trade and diversified logistics. Also bolstering relative gains were stock selection and an underweight in health care, where the Fund additionally benefited from holdings in the medical and dental instruments and supplies industry and a holding in a medical equipment stock. The materials and processing sector aided returns as well, driven by the strong performance of a holding in a metal fabricating stock.

However, an underweight in the consumer staples sector was the largest detractor from relative performance. Our holdings performed well for the most part but the portfolio lacked exposure to other consumer staples stocks in the Index that had strong gains during the period. The consumer discretionary sector also dampened relative results. Holdings in an internet video streaming company, an online travel booking provider (not represented in the Index) and a cosmetics company (also not represented in the Index) had disappointing results. In addition, an underweight relative to the Index in this sector had a negative effect on relative results. Stock selection in the technology sector hampered performance, primarily due to several holdings in the computer services software and systems industry (two of which are not represented in the Index).

2

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 09/30/11
Motorola Solutions, Inc.	3.9%
Edenred (France)	3.3
Intuitive Surgical, Inc.	3.0
Fastenal Co.	2.8
Mead Johnson Nutrition Co.	2.6
MSCI, Inc., Class A	2.6
Red Hat, Inc.	2.5
Verisk Analytics, Inc., Class A	2.3
Solera Holdings, Inc.	2.3
Expeditors International of Washington, Inc.	2.0
TOP FIVE INDUSTRIES as of 09/30/11
Computer Services, Software & Systems	12.2%
Diversified Retail	8.9
Pharmaceuticals	6.3
Commercial Services	5.5
Communications Technology	5.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund's "Investment Adviser," Morgan Stanley Investment Management Inc. seeks to invest primarily in high quality, established and emerging companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Investment Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and

3

third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

4

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

6

Average Annual Total Returns—Period Ended September 30, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) DGRAX		Class B Shares** (since 04/29/83) DGRBX		Class C Shares† (since 07/28/97) DGRCX		Class I Shares†† (since 07/28/97) DGRDX
1 Year	0.86 –4.43 [4]	%[3]	0.11 –4.89 [4]	%[3]	0.11 –0.89 [4]	%[3]	1.12 —%[3]
5 Years	5.79 [3] 4.65 [4]		5.00 [3] 4.67 [4]		5.00 [3] 5.00 [4]		6.05 [3] —
10 Years	8.94 [3] 8.35 [4]		8.27 [3] 8.27 [4]		8.12 [3] 8.12 [4]		9.18 [3] —
Since Inception	6.84 [3] 6.43 [4]		7.83 [3] 7.83 [4]		6.04 [3] 6.04 [4]		7.08 [3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on September 30, 2011.

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Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/11 – 09/30/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	04/01/11	09/30/11	04/01/11 – 09/30/11
Class A
Actual (–16.42% return)	$1,000.00	$835.80	$4.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.10	$5.01
Class B
Actual (–16.74% return)	$1,000.00	$832.60	$7.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.34	$8.80
Class C
Actual (–16.72% return)	$1,000.00	$832.80	$7.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.34	$8.80
Class I
Actual (–16.31% return)	$1,000.00	$836.90	$3.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.36	$3.75

  @  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

9

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

10

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

11

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (91.4%)
	Air Transport (2.0%)
167,187	Expeditors International of Washington, Inc.	$6,779,433
	Alternative Energy (3.4%)
113,296	Range Resources Corp.	6,623,284
164,808	Ultra Petroleum Corp. (a)	4,568,478
		11,191,762
	Asset Management & Custodian (0.5%)
59,387	Greenhill & Co., Inc.	1,697,874
	Biotechnology (3.5%)
72,624	IDEXX Laboratories, Inc. (a)	5,008,877
162,640	Illumina, Inc. (a)	6,655,229
		11,664,106
	Cement (0.9%)
49,156	Martin Marietta Materials, Inc.	3,107,642
	Chemicals: Diversified (2.4%)
172,491	Intrepid Potash, Inc. (a)	4,289,851
114,011	Rockwood Holdings, Inc. (a)	3,841,031
		8,130,882
	Commercial Services (5.5%)
142,317	Gartner, Inc. (a)	4,962,594
194,080	Intertek Group PLC (United Kingdom)	5,564,562
187,065	Leucadia National Corp.	4,242,634
60,342	Weight Watchers International, Inc.	3,514,922
		18,284,712
	Communications Technology (5.1%)
39,898	Millicom International Cellular SA SDR (Sweden)	3,995,704
314,182	Motorola Solutions, Inc.	13,164,226
		17,159,930
	Computer Services, Software & Systems (12.2%)
187,973	Akamai Technologies, Inc. (a)	3,736,903

NUMBER OF SHARES		VALUE
1,741,900	Alibaba.com Ltd. (China) (b)	$1,607,493
43,348	Citrix Systems, Inc. (a)	2,363,767
64,392	IHS, Inc. Class A (a)	4,817,166
57,529	LinkedIn Corp. Class A (a)	4,491,864
197,333	Red Hat, Inc. (a)	8,339,293
263,694	Renren, Inc. ADR (China) (a)	1,344,839
57,849	Salesforce.com, Inc. (a)	6,610,984
149,834	Solera Holdings, Inc.	7,566,617
		40,878,926
	Computer Technology (3.0%)
76,371	NVIDIA Corp. (a)	954,637
294,546	Yandex N.V. Class A (Russia) (a)	6,011,684
177,135	Youku.com, Inc. ADR (China) (a)	2,897,929
		9,864,250
	Consumer Lending (1.4%)
40,260	Intercontinental Exchange, Inc. (a)	4,761,148
	Consumer Services: Miscellaneous (2.4%)
621,653	Qualicorp SA (Brazil) (a)	4,628,715
3,165,500	Sun Art Retail Group Ltd. (Hong Kong) (a)	3,259,004
		7,887,719
	Cosmetics (0.8%)
162,217	Natura Cosmeticos SA (Brazil)	2,760,773
	Diversified Materials & Processing (1.6%)
50,794	Schindler Holding AG (Switzerland)	5,438,612
	Diversified Media (3.1%)
56,890	Factset Research Systems, Inc.	5,061,503
130,739	McGraw-Hill Cos., Inc. (The)	5,360,299
		10,421,802
	Diversified Retail (8.9%)
16,526	Chipotle Mexican Grill, Inc. (a)	5,006,551

See Notes to Financial Statements
12

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011 continued

NUMBER OF SHARES		VALUE
139,939	Ctrip.com International Ltd. ADR (China) (a)	$4,500,438
75,763	Dollar Tree, Inc. (a)	5,690,559
280,860	Fastenal Co.	9,347,021
46,905	NetFlix, Inc. (a)	5,307,770
		29,852,339
	Education Services (1.0%)
146,984	New Oriental Education & Technology Group, Inc. ADR (China) (a)	3,376,223
	Financial Data & Systems (4.9%)
282,759	MSCI, Inc. Class A (a)	8,576,081
226,282	Verisk Analytics, Inc. Class A (a)	7,867,825
		16,443,906
	Health Care Services (2.6%)
61,239	athenahealth, Inc. (a)	3,646,782
62,911	Stericycle, Inc. (a)	5,078,176
		8,724,958
	Medical & Dental Instruments & Supplies (1.3%)
65,400	Techne Corp.	4,447,854
	Medical Equipment (3.1%)
28,025	Intuitive Surgical, Inc. (a)	10,208,947
	Metals & Minerals: Diversified (1.8%)
1,286,310	Lynas Corp. Ltd. (Australia) (a)	1,299,944
144,047	Molycorp, Inc. (a)	4,734,825
		6,034,769
	Pharmaceuticals (6.3%)
95,794	Gen-Probe, Inc. (a)	5,484,207
189,187	Ironwood Pharmaceuticals, Inc. (a)	2,043,219
126,318	Mead Johnson Nutrition Co.	8,694,468
135,257	Valeant Pharmaceuticals International, Inc. (Canada)	5,020,740
		21,242,634

NUMBER OF SHARES		VALUE
	Publishing (1.4%)
85,321	Morningstar, Inc.	$4,815,517
	Recreational Vehicles & Boats (3.3%)
468,207	Edenred (France)	11,131,657
	Restaurants (1.3%)
155,908	Dunkin' Brands Group, Inc. (a)	4,318,652
	Scientific Instruments: Pollution Control (1.2%)
252,398	Covanta Holding Corp.	3,833,926
	Semiconductors & Components (2.8%)
211,945	ARM Holdings PLC ADR (United Kingdom)	5,404,597
64,455	First Solar, Inc. (a)	4,074,201
		9,478,798
	Shipping (1.3%)
65,070	C.H. Robinson Worldwide, Inc.	4,455,343
	Textiles Apparel & Shoes (1.4%)
93,324	Lululemon Athletica, Inc. (Canada) (a)	4,540,213
	Utilities: Electrical (1.0%)
140,260	Brookfield Infrastructure Partners LP (Canada)	3,413,928
	Total Common Stocks (Cost $287,923,530)	306,349,235
	Convertible Preferred Stocks (2.2%)
	Alternative Energy (0.4%)
515,519	Better Place, Inc. (a)(c)(d)	1,546,557
	Computer Technology (1.8%)
93,188	Groupon, Inc. Series G (a)(c)(d)	5,964,032
	Total Convertible Preferred Stocks (Cost $4,490,366)	7,510,589

See Notes to Financial Statements
13

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  September 30, 2011 continued

NUMBER OF SHARES		VALUE
	Preferred Stock (0.9%)
	Leisure Time
205,470	Zynga, Inc. Series C (Cost $2,882,562) (a)(c)(d)	$2,882,562
NUMBER OF SHARES (000)
	Short-Term Investment (6.0%)
	Investment Company
20,294	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $20,294,108)	20,294,108
Total Investments (Cost $315,590,566) (e)(f)	100.5%	337,036,494
Liabilities in Excess of Other Assets	(0.5)	(1,743,834)
Net Assets	100.0%	$335,292,660

  ADR  American Depositary Receipt.

  SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Illiquid security. Resale is restricted to qualified institutional investors.

  (d)  At September 30, 2011, the Fund held fair valued securities valued at $10,393,151, representing 3.1% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  The market value and percentage of net assets, $26,858,364 and 8.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (f)  The aggregate cost for federal income tax purposes is $316,805,757. The aggregate gross unrealized appreciation is $53,427,949 and the aggregate gross unrealized depreciation is $33,197,212 resulting in net unrealized appreciation of $20,230,737.

See Notes to Financial Statements
14

Morgan Stanley Mid Cap Growth Fund

Summary of Investments  ■  September 30, 2011

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$40,878,926	12.1%
Diversified Retail	29,852,339	8.9
Pharmaceuticals	21,242,634	6.3
Investment Company	20,294,108	6.0
Commercial Services	18,284,712	5.4
Communications Technology	17,159,930	5.1
Financial Data & Systems	16,443,906	4.9
Computer Technology	15,828,282	4.7
Alternative Energy	12,738,319	3.8
Biotechnology	11,664,106	3.5
Recreational Vehicles & Boats	11,131,657	3.3
Diversified Media	10,421,802	3.1
Medical Equipment	10,208,947	3.0
Semiconductors & Components	9,478,798	2.8
Health Care Services	8,724,958	2.6
Chemicals: Diversified	8,130,882	2.4
Consumer Services: Miscellaneous	7,887,719	2.4
Air Transport	6,779,433	2.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Metals & Minerals: Diversified	$6,034,769	1.8%
Diversified Materials & Processing	5,438,612	1.6
Publishing	4,815,517	1.4
Consumer Lending	4,761,148	1.4
Textiles Apparel & Shoes	4,540,213	1.4
Shipping	4,455,343	1.3
Medical & Dental Instruments & Supplies	4,447,854	1.3
Restaurants	4,318,652	1.3
Scientific Instruments: Pollution Control	3,833,926	1.1
Utilities: Electrical	3,413,928	1.0
Education Services	3,376,223	1.0
Cement	3,107,642	0.9
Leisure Time	2,882,562	0.9
Cosmetics	2,760,773	0.8
Asset Management & Custodian	1,697,874	0.5
	$337,036,494	100.0%

See Notes to Financial Statements
15

Morgan Stanley Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2011

Assets:
Investments in securities, at value (cost $295,296,458)	$316,742,386
Investment in affiliate, at value (cost $20,294,108)	20,294,108
Total investments in securities, at value (cost $315,590,566)	337,036,494
Receivable for:
Investments sold	1,206,578
Dividends	203,294
Shares of beneficial interest sold	109,445
Foreign withholding taxes reclaimed	41,234
Dividends from affiliate	1,531
Prepaid expenses and other assets	30,364
Total Assets	338,628,940
Liabilities:
Payable for:
Investments purchased	2,514,217
Shares of beneficial interest redeemed	335,791
Investment advisory fee	125,884
Transfer agent fee	99,954
Distribution fee	95,421
Administration fee	23,978
Accrued expenses and other payables	141,035
Total Liabilities	3,336,280
Net Assets	$335,292,660
Composition of Net Assets:
Paid-in-capital	$303,682,293
Net unrealized appreciation	21,446,027
Accumulated net investment loss	(144,558)
Accumulated undistributed net realized gain	10,308,898
Net Assets	$335,292,660
Class A Shares:
Net Assets	$302,165,708
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,943,582
Net Asset Value Per Share	$30.39
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$32.07
Class B Shares:
Net Assets	$10,338,171
Shares Outstanding (unlimited shares authorized, $.01 par value)	392,023
Net Asset Value Per Share	$26.37
Class C Shares:
Net Assets	$20,491,360
Shares Outstanding (unlimited shares authorized, $.01 par value)	773,697
Net Asset Value Per Share	$26.48
Class I Shares:
Net Assets	$2,297,421
Shares Outstanding (unlimited shares authorized, $.01 par value)	72,554
Net Asset Value Per Share	$31.66

Statement of Operations

For the year ended September 30, 2011

Net Investment Loss: Income
Dividends (net of $105,699 foreign withholding tax)	$3,034,489
Dividends from affiliate (Note 5)	27,152
Total Income	3,061,641
Expenses
Investment advisory fee (Note 3)	1,652,356
Distribution fee (Class A shares) (Note 4)	877,075
Distribution fee (Class B shares) (Note 4)	157,401
Distribution fee (Class C shares) (Note 4)	236,105
Transfer agent fees and expenses	530,708
Administration fee (Note 3)	314,734
Professional fees	113,346
Shareholder reports and notices	81,772
Registration fees	66,729
Custodian fees	48,708
Trustees' fees and expenses	12,410
Other	27,795
Total Expenses	4,119,139
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(17,411)
Net Expenses	4,101,728
Net Investment Loss	(1,040,087)
Realized and Unrealized Gain (Loss): Realized Gain on:
Investments	43,500,274
Foreign currency translation	2,297
Net Realized Gain	43,502,571
Change in Unrealized Appreciation/Depreciation on:
Investments	(36,546,693)
Foreign currency translation	(94)
Net Change in Unrealized Appreciation/Depreciation	(36,546,787)
Net Gain	6,955,784
Net Increase	$5,915,697

See Notes to Financial Statements
16

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2011	FOR THE YEAR ENDED SEPTEMBER 30, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(1,040,087)	$(194,731)
Net realized gain	43,502,571	9,765,966
Net change in unrealized appreciation/depreciation	(36,546,787)	53,865,109
Net Increase	5,915,697	63,436,344
Net increase (decrease) from transactions in shares of beneficial interest	(26,939,096)	25,872,709
Net Increase (Decrease)	(21,023,399)	89,309,053
Net Assets:
Beginning of period	356,316,059	267,007,006
End of Period (Including accumulated net investment loss of $(144,558) and $(395,518), respectively)	$335,292,660	$356,316,059

^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
17

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011

1. Organization and Accounting Policies

Morgan Stanley Mid Cap Growth Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities

18

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period

19

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of September 30, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Air Transport	$6,779,433	$6,779,433	—	—
Alternative Energy	11,191,762	11,191,762	—	—
Asset Management & Custodian	1,697,874	1,697,874	—	—
Biotechnology	11,664,106	11,664,106	—	—
Cement	3,107,642	3,107,642	—	—
Chemicals: Diversified	8,130,882	8,130,882	—	—
Commercial Services	18,284,712	12,720,150	$5,564,562	—
Communications Technology	17,159,930	13,164,226	3,995,704	—
Computer Services, Software & Systems	40,878,926	39,271,433	1,607,493	—
Computer Technology	9,864,250	9,864,250	—	—
Consumer Lending	4,761,148	4,761,148	—	—
Consumer Services: Miscellaneous	7,887,719	4,628,715	3,259,004	—
Cosmetics	2,760,773	2,760,773	—	—
Diversified Materials & Processing	5,438,612	5,438,612	—	—
Diversified Media	10,421,802	10,421,802	—	—
Diversified Retail	29,852,339	29,852,339	—	—
Education Services	3,376,223	3,376,223	—	—
Financial Data & Systems	16,443,906	16,443,906	—	—
Health Care Services	8,724,958	8,724,958	—	—
Medical & Dental Instruments & Supplies	4,447,854	4,447,854	—	—

21

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

		FAIR VALUE MEASUREMENTS AT SEPTEMBER 30, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Medical Equipment	$10,208,947	$10,208,947	—	—
Metals & Minerals: Diversified	6,034,769	4,734,825	$1,299,944	—
Pharmaceuticals	21,242,634	21,242,634	—	—
Publishing	4,815,517	4,815,517	—	—
Recreational Vehicles & Boats	11,131,657	—	11,131,657	—
Restaurants	4,318,652	4,318,652	—	—
Scientific Instruments: Pollution Control	3,833,926	3,833,926	—	—
Semiconductors & Components	9,478,798	9,478,798	—	—
Shipping	4,455,343	4,455,343	—	—
Textiles Apparel & Shoes	4,540,213	4,540,213	—	—
Utilities: Electrical	3,413,928	3,413,928	—	—
Total Common Stocks	306,349,235	279,490,871	26,858,364	—
Convertible Preferred Stocks	7,510,589	—	—	$7,510,589
Preferred Stock	2,882,562	—	—	2,882,562
Short-Term Investment - Investment Company	20,294,108	20,294,108	—	—
Total Assets	$337,036,494	$299,784,979	$26,858,364	$10,393,151

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2011, securities with a total value of $19,603,657 transferred from Level 1 to Level 2. At September 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

22

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	PREFERRED STOCKS	CONVERTIBLE PREFERRED STOCKS
Beginning Balance	—	$1,546,557
Net purchases (sales)	$2,882,562	2,943,809
Amortization of discount	—	—
Transfers in	—	—
Transfers out	—	—
Change in unrealized appreciation/depreciation	—	3,020,223
Realized gains (losses)	—	—
Ending Balance	$2,882,562	$7,510,589
Net change in unrealized appreciation/ depreciation from investments still held as of September 30, 2011	—	$3,020,223

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

23

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $31,190,249 at September 30, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended September 30, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $500, $6,971 and $4,021, respectively, and received $181,210 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2011 aggregated $170,873,425 and $187,026,992, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2011, advisory fees paid were reduced by $17,411 relating to the Fund's investment in the Liquidity Funds.

24

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended September 30, 2011 is as follows:

VALUE SEPTEMBER 30, 2010	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE SEPTEMBER 30, 2011
$37,320,156	$125,858,803	$142,884,851	$27,152	$20,294,108

For the year ended September 30, 2011, the Fund incurred brokerage commissions of $1,704 with Morgan Stanley & Co., LLC, an affiliate of the Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

For the year ended year ended September 30, 2011, the Fund incurred broker commissions of $2,026 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2011, included in "trustees' fees and expenses" in the Statement of Operations amounted to $470. At September 30, 2011, the Fund had an accrued pension liability of $60,439, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

25

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

6. Shares of Beneficial Interest+

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2011		FOR THE YEAR ENDED SEPTEMBER 30, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	2,162,956	$74,977,651	2,810,940	$78,334,996
Conversion from Class B	159,254	5,567,470	46,614	1,234,515
Redeemed	(2,977,065)	(102,727,503)	(1,685,973)	(44,330,032)
Net increase (decrease) — Class A	(654,855)	(22,182,382)	1,171,581	35,239,479
CLASS B SHARES
Sold	55,593	1,621,613	38,252	883,012
Conversion to Class A	(182,856)	(5,567,470)	(53,118)	(1,234,515)
Redeemed	(100,037)	(3,002,660)	(375,353)	(8,647,301)
Net decrease — Class B	(227,300)	(6,948,517)	(390,219)	(8,998,804)
CLASS C SHARES
Sold	216,397	6,353,209	100,864	2,374,794
Redeemed	(126,456)	(3,802,312)	(132,859)	(3,058,243)
Net increase (decrease) — Class C	89,941	2,550,897	(31,995)	(683,449)
CLASS I SHARES
Sold	44,096	1,565,256	21,025	580,998
Redeemed	(54,209)	(1,924,350)	(9,769)	(265,515)
Net increase (decrease) — Class I	(10,113)	(359,094)	11,256	315,483
Net increase (decrease) in Fund	(802,327)	$(26,939,096)	760,623	$25,872,709

+  On March 31, 2011, the Fund suspended offering its shares to new investors, with certain exception as set forth in the Fund's Prospectus. The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to new investors in the future.

7. Expense Offset

The Fund has entered into an arrangement with State Street ("Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these

26

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  September 30, 2011 continued

differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2011, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	—
Undistributed long-term gains	$11,517,632
Net accumulated earnings	11,517,632
Post-October losses	(73,542)
Temporary differences	(64,559)
Net unrealized appreciation	20,230,836
Total accumulated earnings	$31,610,367

During the year ended September, 30, 2011, the Fund utilized its net capital loss carryforward of $30,874,816.

As of September 30, 2011, the Fund had temporary book/tax differences primarily attributable to post-October losses (foreign currency losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), capital loss deferrals on wash sales and nondeductible expenses.

Permanent differences, primarily due to foreign currency gains and a net operating loss, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,291,047	$(2,716)	$(1,288,331)

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

27

Morgan Stanley Mid Cap Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.13		$24.22		$23.78		$35.96		$27.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.07)		0.01		(0.06)		(0.05)		0.05
Net realized and unrealized gain (loss)	0.33		5.90		1.83		(9.46)		8.91
Total income (loss) from investment operations	0.26		5.91		1.77		(9.51)		8.96
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.39		$30.13		$24.22		$23.78		$35.96
Total Return(2)	0.86%		24.40%		10.94%		(28.53)%		33.19%
Ratios to Average Net Assets(3):
Total expenses	0.97	%(4)	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)
Net investment income (loss)	(0.19	)%(4)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$302,166		$319,321		$228,332		$232,192		$295,694
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
28

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.34		$21.34		$21.33		$32.76		$24.78
Income (loss) from investment operations:
Net investment loss(1)	(0.28)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.17		1.51		(8.51)		8.15
Total income (loss) from investment operations	0.03		5.00		1.34		(8.76)		7.98
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.37		$26.34		$21.34		$21.33		$32.76
Total Return(2)	0.11%		23.43%		10.12%		(29.08)%		32.24%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$10,338		$16,315		$21,541		$33,659		$126,446
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
29

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.46		$21.43		$21.41		$32.88		$24.87
Income (loss) from investment operations:
Net investment loss(1)	(0.29)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	0.31		5.20		1.52		(8.55)		8.18
Total income (loss) from investment operations	0.02		5.03		1.35		(8.80)		8.01
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$26.48		$26.46		$21.43		$21.41		$32.88
Total Return(2)	0.11%		23.47%		10.12%		(29.08)%		32.21%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$20,491		$18,090		$15,339		$17,085		$29,267
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
30

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$31.32		$25.13		$24.53		$36.94		$27.66
Income (loss) from investment operations:
Net investment income(1)	0.02		0.07		0.00	(2)	0.03		0.12
Net realized and unrealized gain (loss)	0.32		6.12		1.93		(9.77)		9.16
Total income (loss) from investment operations	0.34		6.19		1.93		(9.74)		9.28
Less distributions from net realized gain	—		—		(1.33)		(2.67)		—
Net asset value, end of period	$31.66		$31.32		$25.13		$24.53		$36.94
Total Return(3)	1.12%		24.63%		11.27%		(28.39)%		33.55%
Ratios to Average Net Assets(4):
Total expenses	0.72	%(5)	0.79	%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)
Net investment income (loss)	0.06	%(5)	0.27	%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$2,297		$2,589		$1,795		$10,158		$23,024
Portfolio turnover rate	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements
31

Morgan Stanley Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mid Cap Growth Fund (the "Fund"), including the portfolio of investments, as of September 30, 2011, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2010 and the financial highlights for each of the four years ended September 30, 2010 were audited by another independent registered public accounting firm whose report, dated November 24, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Fund as of September 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 23, 2011

32

Morgan Stanley Mid Cap Growth Fund

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as the Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

33

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

34

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties.  We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

35

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You with Our Affiliated Companies for Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

36

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we

37

Morgan Stanley Mid Cap Growth Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the joint staff as Director of Political-Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

39

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

40

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

41

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including but not limited to Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

42

Morgan Stanley Mid Cap Growth Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each Officer serves an indefinite term, until his or her successor is elected.

43

INVESTMENT MANAGEMENT

Morgan Stanley
Mid Cap Growth Fund

Annual Report

September 30, 2011

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2011 Morgan Stanley

DGRANN
IU11-02316P-Y09/11

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

DGRSAN
IU12-00974P-Y03/12

INVESTMENT MANAGEMENT

Morgan Stanley
Mid Cap Growth Fund

Semiannual Report

March 31, 2012

Morgan Stanley Mid Cap Growth Fund

Welcome Shareholder	3

Fund Report	4

Performance Summary	7

Expense Example	8

Portfolio of Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statements of Changes in Net Assets	15

Notes to Financial Statements	16

Financial Highlights	27

U.S. Privacy Policy	31

2

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Mid Cap Growth Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

3

Fund Report (unaudited)

For the six months ended March 31, 2012

Total Return for the 6 Months Ended March 31, 2012
Class A	Class B	Class C	Class I	Russell Midcap® Growth Index[1]	Lipper Multi-Cap Growth Funds Index[2]
21.13%	20.70%	20.64%	21.26%	27.39%	24.87%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The stock market rose strongly in the six-month period ended March 31, 2012. In October of 2011, the market rallied on the announcement of a more comprehensive debt crisis plan for the eurozone and easing concerns about recession in the U.S. The debt crisis still faced a number of unresolved issues and U.S. economic news appeared mixed at times but the overall tone of investor sentiment continued to improve in the first three months of 2012. Central bank actions around the world helped shore up confidence in Europe's banks and bought more time for policy makers. In the U.S., unemployment remained high and the housing market was still weak, but investors were optimistic about positive consumer data (in part driven by unseasonably warm weather early in the year). Despite the market's gains, concerns lingered at the end of the period about the sustainability of corporate profit margins and the impact on earnings if margins begin to decline, as well as the expiration of fiscal stimulus and tax cuts in 2013, which could act as a drag on the economy.

Performance Analysis

All share classes of Morgan Stanley Mid Cap Growth Fund underperformed the Russell Midcap® Growth Index (the "Index") and the Lipper Multi-Cap Growth Funds Index for the six months ended March 31, 2012, assuming no deduction of applicable sales charges.

The largest detractor from relative performance was stock selection in the energy sector, due to weak performance from holdings in a solar power equipment maker and a crude oil producer. Stock selection in the consumer discretionary sector was disadvantageous. A position in a Chinese travel booking web site detracted from performance in the sector. Stock selection in the technology sector also disappointed, particularly the Fund's exposure to a software service provider to the auto insurance industry, a daily online deals web site, and a Chinese online social networking service.

The portfolio saw relative gains elsewhere. In the health care sector, stock selection was beneficial to performance. Holdings in medical and dental instruments and supplies, medical equipment, and pharmaceuticals were positive contributors. Stock selection in the utilities sector also bolstered performance. The Fund held only two stocks in the sector and both performed well during the period. The consumer staples sector was additive to performance as well, due to both stock selection and an underweight in the sector. The Fund's sole holding in the sector generated gains during the period.

4

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 03/31/12
Motorola Solutions, Inc.	4.0%
Intuitive Surgical, Inc.	3.8
Fastenal Co.	3.8
Edenred (France)	3.6
LinkedIn Corp., Class A	2.9
Weight Watchers International, Inc.	2.9
Verisk Analytics, Inc., Class A	2.7
Mead Johnson Nutrition Co.	2.6
MSCI, Inc., Class A	2.6
Yandex N.V., Class A (Russia)	2.3
TOP FIVE INDUSTRIES as of 03/31/12
Computer Services, Software & Systems	16.0%
Diversified Retail	9.2
Commercial Services	8.2
Financial Data & Systems	5.3
Pharmaceuticals	5.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks (including depositary receipts) and other equity securities of medium capitalization companies. The Fund's other equity securities may include convertible securities and preferred stocks. The Fund's "Adviser," Morgan Stanley Investment Management Inc., seeks to invest primarily in established and emerging companies with capitalizations within the range of companies included in the Russell MidCap® Growth Index, which as of December 31, 2011 was between $117 million and $20.4 billion. The Adviser emphasizes a bottom-up stock selection process, seeking attractive investments on an individual company basis. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 80 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically

5

with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Performance Summary (unaudited)

Average Annual Total Returns—Period Ended March 31, 2012
Symbol	Class A Shares* (since 07/28/97) DGRAX		Class B Shares** (since 04/29/83) DGRBX		Class C Shares† (since 07/28/97) DGRCX		Class I Shares†† (since 07/28/97) DGRDX
1 Year	1.24 –4.06 [4]	%[3]	0.50 –4.25 [4]	%[3]	0.47 –0.48 [4]	%[3]	1.49 —%[3]
5 Years	7.54 [3] 6.39 [4]		6.73 [3] 6.42 [4]		6.73 [3] 6.73 [4]		7.79 [3] —
10 Years	9.41 [3] 8.82 [4]		8.74 [3] 8.74 [4]		8.59 [3] 8.59 [4]		9.67 [3] —
Since Inception	8.00 [3] 7.61 [4]		8.40 [3] 8.40 [4]		7.19 [3] 7.19 [4]		8.24 [3] —
Gross Expense Ratio	0.97		1.72		1.72		0.72

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expense ratios are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Multi-Cap Growth Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

7

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/01/11 – 03/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	10/01/11	03/31/12	10/01/11 – 03/31/12
Class A
Actual (21.13% return)	$1,000.00	$1,211.30	$5.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.15	$4.90
Class B
Actual (20.70% return)	$1,000.00	$1,207.00	$9.49
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.40	$8.67
Class C
Actual (20.64% return)	$1,000.00	$1,206.40	$8.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.85	$8.22
Class I
Actual (21.26% return)	$1,000.00	$1,212.60	$3.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.40	$3.64

  @  Expenses are equal to the Fund's annualized expense ratios of 0.97%, 1.72%, 1.63% and 0.72% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 0.98%, 1.73%, 1.64%, 0.73% for Class A, Class B, Class C and Class I shares, respectively.

8

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (95.9%)
	Air Transport (2.0%)
149,257	Expeditors International of Washington, Inc.	$6,941,943
	Alternative Energy (2.6%)
101,693	Range Resources Corp.	5,912,431
147,929	Ultra Petroleum Corp. (a)	3,347,633
		9,260,064
	Asset Management & Custodian (0.7%)
53,305	Greenhill & Co., Inc.	2,326,230
	Biotechnology (3.7%)
63,620	IDEXX Laboratories, Inc. (a)	5,563,569
145,983	Illumina, Inc. (a)	7,680,166
		13,243,735
	Cement (1.1%)
44,121	Martin Marietta Materials, Inc.	3,778,081
	Chemicals: Diversified (2.6%)
154,825	Intrepid Potash, Inc. (a)	3,766,892
102,147	Rockwood Holdings, Inc. (a)	5,326,966
		9,093,858
	Commercial Services (8.2%)
127,741	Gartner, Inc. (a)	5,446,876
156,804	Intertek Group PLC (United Kingdom)	6,297,793
167,921	Leucadia National Corp.	4,382,738
30,265	MercadoLibre, Inc. (Brazil)	2,959,614
130,960	Weight Watchers International, Inc.	10,108,803
		29,195,824

NUMBER OF SHARES		VALUE
	Communications Technology (4.9%)
28,373	Millicom International Cellular SA SDR (Sweden)	$3,216,505
282,005	Motorola Solutions, Inc.	14,334,314
		17,550,819
	Computer Services, Software & Systems (15.9%)
165,169	Akamai Technologies, Inc. (a)	6,061,703
1,563,400	Alibaba.com Ltd. (China) (a)(b)	2,657,491
38,908	Citrix Systems, Inc. (a)	3,070,230
57,865	IHS, Inc., Class A (a)	5,419,057
101,806	LinkedIn Corp., Class A (a)	10,383,194
91,037	Red Hat, Inc. (a)	5,452,206
51,924	Salesforce.com, Inc. (a)	8,022,777
134,489	Solera Holdings, Inc.	6,171,700
501,353	Zynga, Inc., Class A (a)	6,592,792
205,470	Zynga, Inc., Class B (a)(c)(d)	2,566,321
		56,397,471
	Computer Technology (3.5%)
69,348	NVIDIA Corp. (a)	1,067,265
300,879	Yandex N.V., Class A (Russia) (a)	8,084,619
154,300	Youku.com, Inc. ADR (China) (a)	3,393,057
		12,544,941
	Consumer Lending (1.5%)
38,581	IntercontinentalExchange, Inc. (a)	5,301,801

See Notes to Financial Statements
9

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Consumer Services: Miscellaneous (2.2%)
536,923	Qualicorp SA (Brazil) (a)	$4,603,164
2,251,000	Sun Art Retail Group Ltd. (Hong Kong) (a)	3,049,432
		7,652,596
	Cosmetics (0.9%)
144,940	Natura Cosmeticos SA (Brazil)	3,152,164
	Diversified Materials & Processing (1.4%)
41,648	Schindler Holding AG (Switzerland)	5,010,494
	Diversified Media (3.0%)
51,063	Factset Research Systems, Inc.	5,057,280
114,815	McGraw-Hill Cos., Inc. (The)	5,565,083
		10,622,363
	Diversified Retail (9.2%)
113,196	Ctrip.com International Ltd. ADR (China) (a)	2,449,562
56,489	Dollar Tree, Inc. (a)	5,337,646
246,832	Fastenal Co.	13,353,611
372,752	Groupon, Inc., Series A (a)(c)(d)	6,623,803
42,608	NetFlix, Inc. (a)	4,901,624
		32,666,246
	Education Services (0.9%)
121,744	New Oriental Education & Technology Group, Inc. ADR (China) (a)	3,343,090
	Electronic Entertainment (0.8%)
153,905	Nexon Co., Ltd. (Korea, Republic of) (a)	2,681,298
	Financial Data & Systems (5.3%)
251,725	MSCI, Inc., Class A (a)	9,265,997

NUMBER OF SHARES		VALUE
203,107	Verisk Analytics, Inc., Class A (a)	$9,539,936
		18,805,933
	Health Care Services (2.5%)
57,614	athenahealth, Inc. (a)	4,270,350
57,210	Stericycle, Inc. (a)	4,785,044
		9,055,394
	Media (0.5%)
1,792	Legend Pictures LLC Ltd. (a)(c)(d)	1,915,881
	Medical & Dental Instruments & Supplies (1.2%)
60,985	Techne Corp.	4,275,049
	Medical Equipment (3.8%)
25,155	Intuitive Surgical, Inc. (a)	13,627,721
	Metals & Minerals: Diversified (1.6%)
1,154,571	Lynas Corp., Ltd. (Australia) (a)	1,309,578
129,294	Molycorp, Inc. (a)	4,374,016
		5,683,594
	Pharmaceuticals (5.1%)
170,002	Ironwood Pharmaceuticals, Inc. (a)	2,262,727
113,381	Mead Johnson Nutrition Co.	9,351,665
117,841	Valeant Pharmaceuticals International, Inc. (Canada) (a)	6,326,883
		17,941,275
	Publishing (1.4%)
76,583	Morningstar, Inc.	4,828,558
	Recreational Vehicles & Boats (3.6%)
420,255	Edenred (France)	12,644,743

See Notes to Financial Statements
10

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Restaurants (1.2%)
136,951	Dunkin' Brands Group, Inc.	$4,123,595
	Scientific Instruments: Pollution Control (1.0%)
226,549	Covanta Holding Corp.	3,676,890
	Semiconductors & Components (1.9%)
192,853	ARM Holdings PLC ADR (United Kingdom)	5,455,811
56,590	First Solar, Inc. (a)	1,417,580
		6,873,391
	Utilities: Electrical (1.7%)
187,487	Brookfield Infrastructure Partners LP (Canada)	5,924,589
	Total Common Stocks (Cost $268,784,405)	340,139,631
	Convertible Preferred Stocks (1.2%)
	Alternative Energy (0.8%)
618,623	Better Place, Inc. (a)(c)(d)	2,808,548
	Computer Services, Software & Systems (0.1%)
41,492	Workday, Inc. (a)(c)(d)	550,184
	Technology: Miscellaneous (0.3%)
28,639	Peixe Urbano, Inc. (Brazil) (a)(c)(d)	942,822
	Total Convertible Preferred Stocks (Cost $3,039,562)	4,301,554

NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (3.7%)
	Investment Company
12,961	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 5) (Cost $12,960,646)	$12,960,646
Total Investments (Cost $284,784,613)	100.8%	357,401,831
Liabilities in Excess of Other Assets	(0.8)	(2,891,059)
Net Assets	100.0%	$354,510,772

  ADR  American Depositary Receipt.

  SDR  Swedish Depositary Receipt.

  (a)  Non-income producing security.

  (b)  Security trades on the Hong Kong exchange.

  (c)  At March 31, 2012, the Fund held fair valued securities valued at $15,407,559, representing 4.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (d)  Illiquid security. Resale is restricted to qualified institutional investors.

See Notes to Financial Statements
11

Morgan Stanley Mid Cap Growth Fund

Portfolio of Investments  ■  March 31, 2012 (unaudited) continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Services, Software & Systems	$56,947,655	15.9%
Diversified Retail	32,666,246	9.1
Commercial Services	29,195,824	8.2
Financial Data & Systems	18,805,933	5.3
Pharmaceuticals	17,941,275	5.0
Communications Technology	17,550,819	4.9
Medical Equipment	13,627,721	3.8
Biotechnology	13,243,735	3.7
Investment Company	12,960,646	3.6
Recreational Vehicles & Boats	12,644,743	3.5
Computer Technology	12,544,941	3.5
Alternative Energy	12,068,612	3.4
Diversified Media	10,622,363	3.0
Chemicals: Diversified	9,093,858	2.5
Health Care Services	9,055,394	2.5
Consumer Services: Miscellaneous	7,652,596	2.1
Air Transport	6,941,943	1.9
Semiconductors & Components	6,873,391	1.9
Utilities: Electrical	5,924,589	1.7
Metals & Minerals: Diversified	5,683,594	1.6
Consumer Lending	5,301,801	1.5
Diversified Materials & Processing	5,010,494	1.4
Publishing	4,828,558	1.4
Medical & Dental Instruments & Supplies	4,275,049	1.2
Restaurants	4,123,595	1.2
Cement	3,778,081	1.1
Scientific Instruments: Pollution Control	3,676,890	1.0
Education Services	3,343,090	0.9
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Cosmetics	$3,152,164	0.9%
Electronic Entertainment	2,681,298	0.8
Asset Management & Custodian	2,326,230	0.7
Media	1,915,881	0.5
Technology: Miscellaneous	942,822	0.3
	$357,401,831	100.0%

See Notes to Financial Statements
12

Morgan Stanley Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $271,823,967)	$344,441,185
Investment in affiliate, at value (cost $12,960,646)	12,960,646
Total investments in securities, at value (cost $284,784,613)	357,401,831
Cash (including foreign currency valued at $59,978 with a cost of $59,609)	59,978
Receivable for:
Dividends	231,067
Shares of beneficial interest sold	118,874
Foreign withholding taxes reclaimed	59,858
Dividends from affiliate	1,128
Prepaid expenses and other assets	63,585
Total Assets	357,936,321
Liabilities:
Payable for:
Shares of beneficial interest redeemed	1,662,473
Investments purchased	1,289,866
Investment advisory fee	124,124
Transfer agent fee	104,154
Distribution fee	93,143
Administration fee	23,811
Accrued expenses and other payables	127,978
Total Liabilities	3,425,549
Net Assets	$354,510,772
Composition of Net Assets:
Paid-in-capital	$272,932,951
Net unrealized appreciation	72,611,477
Accumulated net investment loss	(710,427)
Accumulated undistributed net realized gain	9,676,771
Net Assets	$354,510,772
Class A Shares:
Net Assets	$318,957,205
Shares Outstanding (unlimited shares authorized, $.01 par value)	9,098,319
Net Asset Value Per Share	$35.06
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$37.00
Class B Shares:
Net Assets	$8,903,203
Shares Outstanding (unlimited shares authorized, $.01 par value)	296,031
Net Asset Value Per Share	$30.08
Class C Shares:
Net Assets	$22,099,016
Shares Outstanding (unlimited shares authorized, $.01 par value)	731,129
Net Asset Value Per Share	$30.23
Class I Shares:
Net Assets	$4,551,348
Shares Outstanding (unlimited shares authorized, $.01 par value)	124,183
Net Asset Value Per Share	$36.65

See Notes to Financial Statements
13

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statement of Operations

For the six months ended March 31, 2012 (unaudited)

Net Investment Loss: Income
Dividends (net of $28,145 foreign withholding tax)	$1,163,675
Dividends from affiliate (Note 5)	6,517
Total Income	1,170,192
Expenses
Investment advisory fee (Note 3)	707,696
Distribution fee (Class A shares) (Note 4)	378,574
Distribution fee (Class B shares) (Note 4)	48,879
Distribution fee (Class C shares) (Note 4)	96,904
Transfer agent fees and expenses	222,820
Administration fee (Note 3)	134,799
Shareholder reports and notices	38,593
Registration fees	35,198
Professional fees	34,847
Custodian fees	23,201
Trustees' fees and expenses	7,906
Other	18,707
Total Expenses	1,748,124
Less: rebate from Morgan Stanley affiliated cash sweep (Note 5)	(12,063)
Net Expenses	1,736,061
Net Investment Loss	(565,869)
Realized and Unrealized Gain (Loss): Realized Gain on:
Investments	14,494,260
Foreign currency translation	318
Net Realized Gain	14,494,578
Change in Unrealized Appreciation/Depreciation on:
Investments	51,171,290
Foreign currency translation	(5,840)
Net Change in Unrealized Appreciation/Depreciation	51,165,450
Net Gain	65,660,028
Net Increase	$65,094,159

See Notes to Financial Statements
14

Morgan Stanley Mid Cap Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2012	FOR THE YEAR ENDED SEPTEMBER 30, 2011
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment loss	$(565,869)	$(1,040,087)
Net realized gain	14,494,578	43,502,571
Net change in unrealized appreciation/depreciation	51,165,450	(36,546,787)
Net Increase	65,094,159	5,915,697
Distributions to Shareholders from Net Realized Gain:
Class A shares	(13,416,415)	—
Class B shares	(521,872)	—
Class C shares	(1,091,152)	—
Class I shares	(97,266)	—
Total Distributions	(15,126,705)	—
Net decrease from transactions in shares of beneficial interest	(30,749,342)	(26,939,096)
Net Increase (Decrease)	19,218,112	(21,023,399)
Net Assets:
Beginning of period	335,292,660	356,316,059
End of Period (Including accumulated net investment losses of $(710,427) and $(144,558), respectively)	$354,510,772	$335,292,660

See Notes to Financial Statements
15

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Mid Cap Growth Fund (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth. The Fund was organized as a Massachusetts business trust on December 28, 1982 and commenced operations on April 29, 1983. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities

16

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

may be valued by an outside pricing service approved by the Fund's Trustees; (7) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

17

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

G. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

18

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Air Transport	$6,941,943	$—	$—	$6,941,943
Alternative Energy	9,260,064	—	—	9,260,064
Asset Management & Custodian	2,326,230	—	—	2,326,230
Biotechnology	13,243,735	—	—	13,243,735
Cement	3,778,081	—	—	3,778,081
Chemicals: Diversified	9,093,858	—	—	9,093,858
Commercial Services	29,195,824	—	—	29,195,824
Communications Technology	17,550,819	—	—	17,550,819
Computer Services, Software & Systems	53,831,150	—	2,566,321	56,397,471
Computer Technology	12,544,941	—	—	12,544,941
Consumer Lending	5,301,801	—	—	5,301,801
Consumer Services: Miscellaneous	7,652,596	—	—	7,652,596
Cosmetics	3,152,164	—	—	3,152,164
Diversified Materials & Processing	5,010,494	—	—	5,010,494
Diversified Media	10,622,363	—	—	10,622,363
Diversified Retail	26,042,443	—	6,623,803	32,666,246
Education Services	3,343,090	—	—	3,343,090
Electronic Entertainment	2,681,298	—	—	2,681,298
Financial Data & Systems	18,805,933	—	—	18,805,933
Health Care Services	9,055,394	—	—	9,055,394
Media	—	—	1,915,881	1,915,881
Medical & Dental Instruments & Supplies	4,275,049	—	—	4,275,049
Medical Equipment	13,627,721	—	—	13,627,721
Metals & Minerals: Diversified	5,683,594	—	—	5,683,594
Pharmaceuticals	17,941,275	—	—	17,941,275
Publishing	4,828,558	—	—	4,828,558
Recreational Vehicles & Boats	12,644,743	—	—	12,644,743
Restaurants	4,123,595	—	—	4,123,595
Scientific Instruments: Pollution Control	3,676,890	—	—	3,676,890
Semiconductors & Components	6,873,391	—	—	6,873,391
Utilities: Electrical	5,924,589	—	—	5,924,589
Total Common Stocks	329,033,626	—	11,106,005	340,139,631
Convertible Preferred Stocks	—	—	4,301,554	4,301,554
Short-Term Investment
Investment Company	12,960,646	—	—	12,960,646
Total Assets	$341,994,272	$—	$15,407,559	$357,401,831

19

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of March 31, 2012, securities with a total value of $29,175,542 transferred from Level 2 to Level 1. At September 30, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS	CONVERTIBLE PREFERRED STOCKS	PREFERRED STOCK
Beginning Balance	$—	$7,510,589	$2,882,562
Purchases	1,915,881	1,493,006	—
Sales	—	—	—
Amortization of discount	—	—	—
Transfers in	—	—	—
Transfers out	—	—	—
Corporate Action	5,826,371	(2,943,809)	(2,882,562)
Change in unrealized appreciation (depreciation)	3,363,753	(1,758,232)	—
Realized gains (losses)	—	—	—
Ending Balance	$11,106,005	$4,301,554	$—
Net change in unrealized appreciation/depreciation from investments still held as of March 31, 2012	$343,530	$1,261,991	$—

3. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $500 million; and 0.395% to the portion of the daily net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

20

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

4. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $31,343,309 at March 31, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended March 31, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.91%, respectively.

The Distributor has informed the Fund that for the six months ended March 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $67, $5,051 and $1,987, respectively, and received $21,505 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended March 31, 2012 aggregated $27,741,542 and $65,624,344, respectively.

21

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended March 31, 2012, advisory fees paid were reduced by $12,063 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended March 31, 2012 is as follows:

VALUE SEPTEMBER 30, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE MARCH 31, 2012
$20,294,108	$47,868,927	$55,202,389	$6,517	$12,960,646

For the six months ended March 31, 2012, the Fund incurred broker commissions of $84 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2012, included in "trustees' fees and expenses" in the Statement of Operations amounted to $2,158. At March 31, 2012, the Fund had an accrued pension liability of $59,796, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

22

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

6. Shares of Beneficial Interest+

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED MARCH 31, 2012		FOR THE YEAR ENDED SEPTEMBER 30, 2011
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	342,513	$11,096,282	2,162,956	$74,977,651
Conversion from Class B	65,718	2,139,156	159,254	5,567,470
Reinvestment of distributions	438,682	12,901,624	—	—
Redeemed	(1,692,176)	(54,517,717)	(2,977,065)	(102,727,503)
Net decrease — Class A	(845,263)	(28,380,655)	(654,855)	(22,182,382)
CLASS B SHARES
Sold	2,174	60,365	55,593	1,621,613
Conversion to Class A	(76,328)	(2,139,156)	(182,856)	(5,567,470)
Reinvestment of distributions	18,905	477,922	—	—
Redeemed	(40,743)	(1,144,990)	(100,037)	(3,002,660)
Net decrease — Class B	(95,992)	(2,745,859)	(227,300)	(6,948,517)
CLASS C SHARES
Sold	5,080	146,511	216,397	6,353,209
Reinvestment of distributions	42,208	1,072,092	—	—
Redeemed	(89,856)	(2,516,745)	(126,456)	(3,802,312)
Net increase (decrease) — Class C	(42,568)	(1,298,142)	89,941	2,550,897
CLASS I SHARES
Sold	76,632	2,513,225	44,096	1,565,256
Reinvestment of distributions	2,871	88,203	—	—
Redeemed	(27,874)	(926,114)	(54,209)	(1,924,350)
Net increase (decrease) — Class I	51,629	1,675,314	(10,113)	(359,094)
Net decrease in Fund	(932,194)	$(30,749,342)	(802,327)	$(26,939,096)

+  On March 31, 2011, the Fund suspended offering its shares to new investors, with certain exceptions as set forth in the Fund's prospectus. The Fund will continue to offer its shares to existing shareholders and may recommence offering its shares to new investors in the future.

7. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

23

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during the years ended 2011 and 2010.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

24

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

Permanent differences, primarily due to foreign currency gains and a net operating loss, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2011:

ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$1,291,047	$(2,716)	$(1,288,331)

At September 30, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS
$—	$11,517,632

At March 31, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $89,167,687 and the aggregate gross unrealized depreciation is $16,550,469 resulting in net unrealized appreciation of $72,617,218.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2011, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $30,874,816.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 and other ordinary losses incurred after December 31 but within the taxable year are deemed to arise on

25

Morgan Stanley Mid Cap Growth Fund

Notes to Financial Statements  ■  March 31, 2012 (unaudited) continued

the first day of the Fund's next taxable year. For the year ended September 30, 2011, the Fund deferred to October 1, 2011 for U.S. Federal income tax purposes the following losses:

POST-OCTOBER CURRENCY AND SPECIFIED ORDINARY LOSSES	POST-OCTOBER CAPITAL LOSSES
$73,542	$—

9. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

26

Morgan Stanley Mid Cap Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$30.39		$30.13		$24.22		$23.78		$35.96		$27.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.07)		0.01		(0.06)		(0.05)		0.05
Net realized and unrealized gain (loss)	6.18		0.33		5.90		1.83		(9.46)		8.91
Total income (loss) from investment operations	6.14		0.26		5.91		1.77		(9.51)		8.96
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$35.06		$30.39		$30.13		$24.22		$23.78		$35.96
Total Return(2)	21.13	%(6)	0.86%		24.40%		10.94%		(28.53)%		33.19%
Ratios to Average Net Assets(3):
Total expenses	0.97	%(4)(7)	0.97	%(4)	1.04	%(4)	1.17	%(4)	0.99	%(4)	1.01	%(4)
Net investment income (loss)	(0.28	)%(4)(7)	(0.19	)%(4)	0.02	%(4)	(0.34	)%(4)	(0.17	)%(4)	0.15	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$318,957		$302,166		$319,321		$228,332		$232,192		$295,694
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
27

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.37		$26.34		$21.34		$21.33		$32.76		$24.78
Income (loss) from investment operations:
Net investment loss(1)	(0.14)		(0.28)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	5.32		0.31		5.17		1.51		(8.51)		8.15
Total income (loss) from investment operations	5.18		0.03		5.00		1.34		(8.76)		7.98
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.08		$26.37		$26.34		$21.34		$21.33		$32.76
Total Return(2)	20.70	%(6)	0.11%		23.43%		10.12%		(29.08)%		32.24%
Ratios to Average Net Assets(3):
Total expenses	1.72	%(4)(7)	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.75	%(4)	1.77	%(4)
Net investment loss	(1.03	)%(4)(7)	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.93	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$8,903		$10,338		$16,315		$21,541		$33,659		$126,446
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
28

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$26.48		$26.46		$21.43		$21.41		$32.88		$24.87
Income (loss) from investment operations:
Net investment loss(1)	(0.13)		(0.29)		(0.17)		(0.17)		(0.25)		(0.17)
Net realized and unrealized gain (loss)	5.35		0.31		5.20		1.52		(8.55)		8.18
Total income (loss) from investment operations	5.22		0.02		5.03		1.35		(8.80)		8.01
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$30.23		$26.48		$26.46		$21.43		$21.41		$32.88
Total Return(2)	20.64	%(6)	0.11%		23.47%		10.12%		(29.08)%		32.21%
Ratios to Average Net Assets(3):
Total expenses	1.63	%(4)(7)	1.72	%(4)	1.79	%(4)	1.92	%(4)	1.72	%(4)	1.77	%(4)
Net investment loss	(0.94	)%(4)(7)	(0.94	)%(4)	(0.73	)%(4)	(1.09	)%(4)	(0.90	)%(4)	(0.61	)%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$22,099		$20,491		$18,090		$15,339		$17,085		$29,267
Portfolio turnover rate	8	%(6)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
29

Morgan Stanley Mid Cap Growth Fund

Financial Highlights continued

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED SEPTEMBER 30,
	MARCH 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$31.66		$31.32		$25.13		$24.53		$36.94		$27.66
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.00	)(2)	0.02		0.07		0.00	(2)	0.03		0.12
Net realized and unrealized gain (loss)	6.46		0.32		6.12		1.93		(9.77)		9.16
Total income (loss) from investment operations	6.46		0.34		6.19		1.93		(9.74)		9.28
Less distributions from net realized gain	(1.47)		—		—		(1.33)		(2.67)		—
Net asset value, end of period	$36.65		$31.66		$31.32		$25.13		$24.53		$36.94
Total Return(3)	21.26	%(7)	1.12%		24.63%		11.27%		(28.39)%		33.55%
Ratios to Average Net Assets(4):
Total expenses	0.72	%(5)(8)	0.72	%(5)	0.79	%(5)	0.92	%(5)	0.75	%(5)	0.77	%(5)
Net investment income (loss)	(0.03	)%(5)(8)	0.06	%(5)	0.27	%(5)	(0.09	)%(5)	0.07	%(5)	0.39	%(5)
Rebate from Morgan Stanley affiliate	0.01	%(8)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$4,551		$2,297		$2,589		$1,795		$10,158		$23,024
Portfolio turnover rate	8	%(7)	46%		46%		27%		59%		72%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Amount is less than $0.005.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements
30

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your

31

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

32

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

33

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with

34

Morgan Stanley Mid Cap Growth Fund

U.S. Privacy Policy (unaudited) continued

affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

35

June 29, 2012

Supplement

SUPPLEMENT DATED JUNE 29, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2011

The first paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges." is hereby deleted and replaced with the following:

You may exchange shares of any Class of the Fund for the same Class of: Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley International Fund, Morgan Stanley International Value Equity Fund, Morgan Stanley Mid Cap Growth Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Multi-Class Fund"), if available, or for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund") or the Morgan Stanley Limited Duration U.S. Government Trust, if available, without the imposition of an exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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May 14, 2012

Supplement

SUPPLEMENT DATED MAY 14, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2011

Effective as of the close of business on May 16, 2012, Class B shares of the Fund will be closed for purchases by new investors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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May 2, 2012

Supplement

SUPPLEMENT DATED MAY 2, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2011

The Board of Trustees (the "Board") of Morgan Stanley Global Strategist Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series Balanced Portfolio ("Balanced"), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced and shareholders of the Fund would become shareholders of Balanced, receiving shares of Balanced equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund would receive the Class of shares of Balanced that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders scheduled to be held during the third quarter of 2012. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Balanced is expected to be distributed to shareholders of the Fund during the third quarter of 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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INVESTMENT MANAGEMENT

Morgan Stanley
Global Strategist Fund

A mutual fund that seeks to maximize the total return on its investments.

Share Class	Ticker Symbol
Class A	SRTAX

Class B	SRTBX

Class C	SRTCX

Class I	SRTDX

Class R	SRTRX

Class W	SRTWX

Prospectus

November 30, 2011

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Investment Objective	1

Fees and Expenses	1

Portfolio Turnover	2

Principal Investment Strategies	2

Principal Risks	2

Past Performance	4

Adviser	5

Purchase and Sale of Fund Shares	5

Tax Information	6

Payments to Broker-Dealers and Other Financial Intermediaries	6

Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks	7

Portfolio Holdings	14

Fund Management	15

Shareholder Information

Pricing Fund Shares	16

How to Buy Shares	17

How to Exchange Shares	18

How to Sell Shares	20

Distributions	23

Frequent Purchases and Redemptions of Fund Shares	24

Tax Consequences	25

Share Class Arrangements	26

Additional Information	35

Financial Highlights	36

Morgan Stanley Funds	Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

Fund Summary

Investment Objective

Morgan Stanley Global Strategist Fund seeks to maximize the total return on its investments.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Morgan Stanley Funds. More information about these and other discounts is available from your financial adviser and in the "Share Class Arrangements" section beginning on page 26 of this Prospectus and in the "Purchase, Redemption and Pricing of Shares" section beginning on page 53 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I	Class R	Class W
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%[1]	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[3]	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R	Class W
Advisory fee	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None	0.50%	0.35%
Other expenses	0.31%	0.31%	0.31%	0.31%	0.31%	0.31%
Total annual Fund operating expenses	0.98%	1.73%	1.73%	0.73%	1.23%[4]	1.08%[4]

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same (except for the ten-year amounts for Class B shares which reflect the conversion to Class A shares eight years after the end of the calendar month in which shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$620	$821	$1,038	$1,663
Class B	$676	$845	$1,139	$1,842
Class C	$276	$545	$939	$2,041
Class I	$75	$233	$406	$906
Class R4	$125	$390	$676	$1,489
Class W4	$110	$343	$595	$1,317

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If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$620	$821	$1,038	$1,663
Class B	$176	$545	$939	$1,842
Class C	$176	$545	$939	$2,041
Class I	$75	$233	$406	$906
Class R4	$125	$390	$676	$1,489
Class W4	$110	$343	$595	$1,317

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The Class B CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter and the Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)  As of the date of the Prospectus, Class R and Class W shares were not operational. The expense information shown is that of Class I and includes the distribution and shareholder services fees of 0.50% in the case of Class R shares and 0.35% in the case of Class W shares.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.

Principal Investment Strategies

The Fund's Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Fund's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency selection. The portfolio's allocations will be based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Fund may invest in any country, including developing or emerging market countries. The Fund's investments may be U.S. and non-U.S. dollar denominated.

The Fund may invest a portion of its assets in below investment grade fixed income securities. The Fund may also invest in restricted and illiquid securities. The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•  Common Stock and Other Equity Securities. In general, stock and other equity security values fluctuate, and

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sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

•  Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Because the Fund is not limited as to the maturities of the fixed-income securities in which it may invest, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. In addition, a portion of the Fund's securities may be rated below investment grade, commonly known as "junk bonds," and may have speculative risk characteristics.

•  Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages.

•  REITs. REITs are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. Hedging the Fund's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund's securities are not denominated.

•  U.S. Government Securities. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•  Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

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Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Past Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class B shares' performance from year to year and by showing how the Fund's average annual returns for the one, five and 10 year periods compared with those of broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The Fund's returns in the table include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted). The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 869-NEWS.

Annual Total Returns—Calendar Years

The year-to-date total return as of September 30, 2011 was –9.23%.

Best Quarter (ended June 30, 2003) : 13.80%

Worst Quarter (ended September 30, 2002) : –12.84%

Average Annual Total Returns For Periods Ended December 31, 2010

		Past 1 Year	Past 5 Years	Past 10 Years
Class A:	Return Before Taxes	4.72%	3.47%	2.96%
Class B:	Return Before Taxes	5.07%	3.52%	2.88%*
	Return After Taxes on Distributions[1]	2.45%	2.38%	2.16%*
	Return After Taxes on Distributions and Sale of Fund Shares	6.25%	2.87%	2.32%*
Class C:	Return Before Taxes	8.84%	3.84%	2.75%
Class I:	Return Before Taxes	10.86%	4.85%	3.76%
Class R2:	Return Before Taxes	—	—	—
Class W2:	Return Before Taxes	—	—	—
	MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[3]	12.67%	3.44%	3.20%
	Barclays Capital U.S. Government/ Credit Index (reflects no deduction for fees, expenses or taxes)[4]	6.59%	5.56%	5.83%
	Lipper Global Flexible Portfolio Funds Index (reflects no deduction for taxes)[5]	11.92%	3.19%	3.94%
	Lipper Flexible Portfolio Funds Index (reflects no deduction for taxes)[6]	12.91%	4.75%	3.64%

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. The "Past 10 Years" performance for Class B shares reflects this conversion.

(1)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)  Class R and Class W had not commenced operations as of the date of this Prospectus and therefore do not have return information to report. Return information for the Fund's Class R and Class W shares will be shown in the Average Annual Total Returns table in future prospectuses offering the Fund's Class R

4

and Class W shares after the Fund's Class R and Class W shares have return information for a full calendar year to report.

(3)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. It is not possible to invest directly in an index.

(4)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. It is not possible to invest directly in an index.

(5)  The Lipper Global Flexible Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Flexible Portfolio Funds classification as of December 31, 2010, however, it is in the Lipper Global Flexible Funds classification as of the date of this Prospectus.

(6)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. There are currently 30 funds represented in this Index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Fund's other Classes will vary from the Class B shares' returns. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Fund is managed by members of the Global Asset Allocation team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Mark A. Bavoso	Managing Director	January 1994
Cyril Moullé-Berteaux	Managing Director	August 2011

Purchase and Sale of Fund Shares

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

* Provided your schedule of investments totals $1,000 in 12 months.

You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "How to Buy Shares—Minimum Investment Amounts" section beginning on page 18 of this Prospectus.

You can purchase or sell Fund shares by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You can also sell Fund shares at any time by telephonic request to the Fund or by enrolling in a systematic withdrawal plan. In addition, you can purchase additional Fund shares or sell Fund shares by written request to the Fund.

Your shares will be sold at the next price calculated after we receive your order to redeem. If you redeem Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC.

To contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you or access our office locator at www.morganstanley.com. To sell shares by telephone, call (800) 869-NEWS. To purchase additional Fund

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shares or sell Fund shares by mail, contact the Fund's transfer agent, Morgan Stanley Services Company Inc. (the "Transfer Agent"), at: Morgan Stanley Services Company Inc., P.O. Box 219885, Kansas City, MO 64121-9885 (for purchases) or Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9886 (for sales). For more information, please refer to the "How to Buy Shares" and "How to Sell Shares" sections beginning on page 17 and page 20, respectively, of this Prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Fund's distributor may pay the intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Fund Details

Additional Information about the Fund's Investment Objective, Strategies and Risks

Investment Objective

Morgan Stanley Global Strategist Fund seeks to maximize the total return on its investments.

Principal Investment Strategies

The Adviser seeks to achieve the Fund's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

The Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country, and currency selection. The portfolio's allocations will be based upon the Adviser's evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser's quantitative models. Investment decisions will be made without regard to any particular allocation as to geographical location, sector, credit rating, maturity, currency denomination or market capitalization. The Fund may invest in any country, including developing or emerging market countries. The Fund's investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser considers a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country and currency selection shifts.

The Fund may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid.

Total Return

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.

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The Fund may invest a portion of its assets in below investment grade fixed income securities and repurchase agreements. The Fund may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds ("ETFs"). The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund's use of derivatives may involve the purchase and sale of derivative instruments such as options, futures, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. REITs pool investors' funds for investments primarily in real estate properties and real estate-related loans.

The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities which represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.

In pursuing the Fund's investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis and which trading strategies it uses. For example, the Adviser in its discretion may determine to use some permitted trading strategies while not using others.

Additional Investment Strategy Information

This section provides additional information relating to the Fund's investment strategies.

Investment Companies and ETFs. The Fund may invest up to 10% of its assets in the securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and ETFs.

Repurchase Agreements. Repurchase agreements are contracts in which a financial institution sells a security and agrees to buy it back on a specific date (usually within seven days) and at a higher price, which reflects an agreed-upon interest rate.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Adviser believes it is advisable to do so.

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Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

***

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Common Stocks and Other Equity Securities. A principal risk of investing in the Fund is associated with its common stock and other equity investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

Convertible securities are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

The Fund is not limited as to the maturities of the fixed-income securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially. A portion of the Fund's securities may be rated below investment grade. Securities rated below investment grade are commonly known as "junk bonds" and may have speculative credit risk characteristics.

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Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

The Fund may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Fund are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Fund invests in mortgage securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers is supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

REITs. REITs pool investors' funds for investments primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market.

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Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Foreign and Emerging Market Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

The foreign securities in which the Fund may invest may be issued by governments of, or issuers located in, emerging market or developing countries. Compared to the United States and other developed countries, emerging market or developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

In connection with its investments in foreign securities, the Fund also may enter into forward contracts. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a

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particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

U.S. Government Securities. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States. With respect to these U.S. government securities, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Under the FDIC Temporary Liquidity Guarantee Program, the FDIC guarantees the payment of principal and interest on the newly issued senior secured debt of banks, thrift institutions and certain holding companies. The FDIC guarantee of such debt under this Temporary Liquidity Guarantee Program is subject to the full faith and credit of the U.S. Government and expires no later than December 31, 2012. The interest from U.S. government securities generally is not subject to state and local taxation. However, the interest on securities guaranteed under the Temporary Liquidity Guarantee Program or other similar FDIC programs may be subject to state and local income taxes and therefore may cause additional state and local tax consequences for shareholders of any fund that purchases such securities. With respect to securities guaranteed under the FDIC Temporary Liquidity Guarantee Program, there is no designated period within which the FDIC is required to make guarantee payments.

Liquidity Risk. The Fund's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Fund is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable rules and regulations of the Securities and Exchange Commission ("SEC"), or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may principally use include:

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a

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third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default or similar event of the referenced debt obligation.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Other Risks. The performance of the Fund also will depend on whether or not the Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in investment companies and ETFs and repurchase agreements. For more information about these risks, see the "Additional Risk Information" section.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Investment Companies and ETFs. An investment in an investment company, including ETFs, is subject to the underlying risks of that entity's portfolio securities. For example, if a investment company held common stocks, the Fund would also be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's or ETF's fees and expenses.

Repurchase Agreements. Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund's right to control the collateral.

Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

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Fund Management

The Fund has retained the Adviser—Morgan Stanley Investment Management Inc.—to provide investment advisory services. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Adviser's address is 522 Fifth Avenue, New York, NY 10036.

The Fund is managed by members of the Global Asset Allocation team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Mark A. Bavoso and Cyril Moullé-Berteaux.

Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986. Mr. Moullé-Berteaux has been associated with the Adviser in an investment management capacity since August 2011. Mr. Moullé-Berteaux was a founding partner and portfolio manager of Traxis Partners LP from March 2003 to July 2011.

Team members collaborate to manage the assets of the Fund.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change from time to time.

The Fund pays the Adviser a monthly advisory fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Adviser. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2011, the Fund paid total investment advisory compensation amounting to 40% of the Fund's average daily net assets.

A discussion regarding the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the period ended July 31, 2011.

Morgan Stanley Investment
Management Inc.

The Adviser, together with its affiliated asset management companies, had approximately $268.2 billion in assets under management or supervision as of September 30, 2011.

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Shareholder Information

Pricing Fund Shares

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at the New York Stock Exchange ("NYSE") close (normally 4:00 pm Eastern time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

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How to Buy Shares

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Transfer Agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes the designation of an anti-money laundering compliance officer.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors six Classes of shares: Classes A, B, C, I, R and W. Class I, R and W shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares for any reason.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Contacting a Financial Advisor

If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Smith Barney Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley Smith Barney office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com

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EasyInvest®

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Minimum Investment Amounts

	Minimum Investment
Investment Options	Initial		Additional
Regular Account	$1,000		$100
Individual Retirement Account	$1,000		$100
Coverdell Education Savings Account	$500		$100
EasyInvest® (Automatically from your checking or savings account or Money Market Fund)	$100	*	$100	*

*  Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; (5) certain deferred compensation programs established by the Adviser or its affiliates for their employees or the Fund's Trustees; or (6) the reinvestment of dividends in additional Fund shares.

Investment Options for Certain Institutional and Other Investors/Class I, Class R and Class W Shares. To be eligible to purchase Class I, Class R or Class W shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Smith Barney Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

■  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

■  Make out a check for the total amount payable to: Morgan Stanley Global Strategist Fund.

■  Mail the letter and check to Morgan Stanley Services Company Inc. at P.O. Box 219885, Kansas City, MO 64121-9885.

How to Exchange Shares

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, without the imposition of an

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exchange fee. In addition, Class Q shares of Morgan Stanley Global Infrastructure Fund may be exchanged for Class A shares of the Fund without payment of sales charges (including contingent deferred sales charges ("CDSCs")) or the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into Morgan Stanley Funds, or classes of Morgan Stanley Funds that are not currently being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. You may also write the Transfer Agent or call toll-free (800) 869-NEWS, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), to place an exchange order. You automatically have the telephone exchange privilege unless you indicate otherwise by checking the applicable box on the new account application form. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which you are exchanging will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that you are purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. Morgan Stanley and its subsidiaries, including the Transfer Agent, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Morgan Stanley, the Transfer Agent or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone exchanges may not be available if you cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other exchange procedures described in this section.

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Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the NYSE is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable CDSCs are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS.

How to Sell Shares

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

Options	Procedures
Contact your Financial Advisor	To sell your shares, simply call your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

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Options	Procedures
By Telephone	You can sell your shares by telephone and have the proceeds sent to the address of record or your bank account on record. You automatically have the telephone redemption privilege unless you indicate otherwise by checking the applicable box on the new account application form.
Before processing a telephone redemption, keep the following information in mind:
■ You can establish this option at the time you open the account by completing the Morgan Stanley Funds New Account Application or subsequently by calling toll-free (800) 869-NEWS.
■ Call toll-free (800) 869-NEWS to process a telephone redemption using our automated telephone system which is generally accessible 24 hours a day, seven days a week.
■ Your request must be received prior to market close, generally 4:00 p.m. Eastern time.
■ If your account has multiple owners, the Transfer Agent may rely on the instructions of any one owner.
■ Proceeds must be made payable to the name(s) and address in which the account is registered.
■ You may redeem amounts of $50,000 or less daily if the proceeds are to be paid by check or by Automated Clearing House.
■ This privilege is not available if the address on your account has changed within 15 calendar days prior to your telephone redemption request.
■ Telephone redemption is available for most accounts other than accounts with shares represented by certificates.
If you request to sell shares that were recently purchased by check, the proceeds of that sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.
Morgan Stanley and its subsidiaries, including the Transfer Agent, employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures may include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Morgan Stanley nor the Transfer Agent will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if a shareholder cannot reach the Transfer Agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures described in this section.

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Options	Procedures
By Letter	You can also sell your shares by writing a "letter of instruction" that includes:
■ your account number;
■ the name of the Fund;
■ the dollar amount or the number of shares you wish to sell;
■ the Class of shares you wish to sell; and
■ the signature of each owner as it appears on the account.
If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to the Transfer Agent. (You should contact the Transfer Agent toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
Mail the letter to Morgan Stanley Services Company Inc. at P.O. Box 219886, Kansas City, MO 64121-9886. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic Withdrawal Plan	If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.
To sign up for the systematic withdrawal plan, contact your Morgan Stanley Smith Barney Financial Advisor or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

Payment for Sold Shares. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, the proceeds of the sale may not be sent to you until it has been verified that the check has cleared, which may take up to 15 calendar days from the date of purchase.

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Payments-in-Kind. If we determine that it is in the best interest of the Fund not to pay redemption proceeds in cash, we may pay you partly or entirely by distributing to you securities held by the Fund. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. Redemptions paid in such securities generally will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

Order Processing Fees. Your financial intermediary may charge processing or other fees in connection with the purchase or sale of the Fund's shares. Please consult your financial representative for more information regarding any such fees.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest®, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Targeted
DividendsSM

You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Smith Barney Financial Advisor for further information about this service.

Distributions

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

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The Fund declares income dividends separately for each Class. Distributions paid on Class A, Class I, Class R and Class W shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment. These payments would not be taxable to you as a shareholder, but would have the effect of reducing your basis in the Fund.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information—Pricing Fund Shares."

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The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures, and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts at financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

Tax Consequences

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

■  The Fund makes distributions; and

■  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be

25

permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO, or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

Share Class Arrangements

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. Class I, Class R and Class W shares are offered only to limited categories of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

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The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

Class	Sales Charge	Maximum Annual 12b-1 Fee
A	Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold during the first 18 months	0.25%
B	Maximum 5.00% CDSC during the first year decreasing to 0% after six years	1.00%
C	1.00% CDSC during the first year	1.00%
I	None	None
R	None	0.50%
W	None	0.35%

While Class B, Class C, Class R and Class W shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley Smith Barney, Morgan Stanley & Co. LLC ("Morgan Stanley & Co.") or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley Smith Barney, Morgan Stanley & Co. or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

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CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. In addition, the CDSC on Class A shares will be waived in connection with sales of Class A shares for which no commission or transaction fee was paid by the distributor to authorized dealers at the time of purchase of such shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B, Class C, Class R or Class W shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

Front-End Sales Charge or FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges—the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases

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of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

Right of Accumulation. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the right of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification. You must notify your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley Smith Barney or other authorized dealer of Fund shares or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative (or the Transfer Agent if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley Smith Barney or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

Letter of Intent. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of

29

other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

■  A trust for which a banking affiliate of the Adviser provides discretionary trustee services.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

■  Employer-sponsored employee benefit plans, whether or not qualified under the Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

■  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

■  Insurance company separate accounts that have been approved by the Fund's distributor.

■  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

■  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

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CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

Year Since Purchase Payment Made	CDSC as a Percentage of Amount Redeemed
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

■  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.

■  Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);

Contingent Deferred Sales Charge or CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

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(ii) required minimum distributions and certain other distributions (such as those following attainment of age 59 1/2) from an IRA or 403(b) Custodial Account; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

■  Sales of shares in connection with the systematic withdrawal plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the systematic withdrawal plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

The Fund's distributor may require confirmation of your entitlement before granting a CDSC waiver. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Smith Barney Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A, Class R and Class W shares.

Conversion Feature. After eight years, Class B shares generally will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. This conversion will be suspended during any period in which the expense ratio of the Class B shares of the Fund is lower than the expense ratio of the Class A shares of the Fund.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund or the Limited Duration U.S. Government Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will

32

not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period—one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Smith Barney Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

Distribution Fee. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS I SHARES Class I shares are offered without any sales charge on purchases or sales and without any distribution and shareholder services (12b-1) fee. Class I shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

■  Investors participating in the Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

■  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

■  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

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■  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

■  Certain unit investment trusts sponsored by Morgan Stanley & Co. or its affiliates.

■  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

■  Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

■  The Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees or the Fund's Trustees.

A purchase order that meets the requirements for investment in Class I shares can be made only in Class I shares.

Class I shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

Meeting Class I Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class I shares you may combine: (1) purchases in a single transaction of Class I shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class I shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class I shares.

CLASS R SHARES Class R shares are offered without any sales charge on purchases or sales. Class R shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.50% of the average daily net assets of Class R shares. Class R shares are offered only to certain tax-exempt retirement plans (including, 401(k) plans, 457 plans, employee-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Individual retirement plans, such as IRAs, are not eligible to purchase Class R shares. As of the date of this Prospectus, Class R shares have not commenced operations.

CLASS W SHARES Class W shares are offered without any sales charge on purchases or sales. Class W shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 0.35% of the average daily net assets of Class W shares. Class W shares are offered only to investors purchasing through investment programs managed by investment professionals, including discretionary managed account programs approved by the Fund's distributor. As of the date of this Prospectus, Class W shares have not commenced operations.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an ordinary dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

34

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares and has adopted a Plan of Distribution and a Shareholder Services Plan in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class R and Class W shares. (Class I shares are offered without any 12b-1 fee.) The Plans allow the Fund to pay distribution and/or shareholder services fees for these shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers-dealers or other financial intermediaries or service providers in connection with the sale, distribution, marketing or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's SAI.

35

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The ratio of expenses to average net assets listed in the tables below for each class of shares of the Fund are based on the average net assets of the Fund for each of the periods listed in the tables. To the extent that the Fund's average net assets decrease over the Fund's next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.

The information for the year ended July 31, 2011 has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI from the Fund's annual report, which is available upon request. The financial highlights for each of the years in the four-year period ended July 31, 2010 have been audited by another independent registered public accounting firm.

CLASS A SHARES

For the Year Ended July 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$17.33		$16.23		$18.07		$20.57		$19.74
Income (loss) from investment operations:
Net investment income(1)	0.25		0.21		0.25		0.45		0.50
Net realized and unrealized gain (loss)	1.87		1.17		(1.74)		(1.23)		2.07
Total income (loss) from investment operations	2.12		1.38		(1.49)		(0.78)		2.57
Less dividends and distributions from:
Net investment income	(0.12)		(0.28)		(0.30)		(0.49)		(0.51)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.74)		(0.28)		(0.35)		(1.72)		(1.74)
Net asset value, end of period	$16.71		$17.33		$16.23		$18.07		$20.57
Total Return(2)	13.13%		8.52%		(8.06)%		(4.27)%		13.30%
Ratios to Average Net Assets(3):
Total expenses	0.96	%(4)	0.91	%(4)	0.95	%(4)	0.90	%(4)	0.92	%(4)
Net investment income	1.47	%(4)	1.24	%(4)	1.64	%(4)	2.30	%(4)	2.44	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$457,333		$459,742		$457,914		$504,350		$553,395
Portfolio turnover rate	123%		173%		83%		42%		42%

^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

36

CLASS B SHARES

For the Year Ended July 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$17.42		$16.30		$18.14		$20.63		$19.79
Income (loss) from investment operations:
Net investment income(1)	0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	1.88		1.18		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	2.00		1.26		(1.61)		(0.93)		2.42
Less dividends and distributions from:
Net investment income	(0.04)		(0.14)		(0.18)		(0.33)		(0.35)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.66)		(0.14)		(0.23)		(1.56)		(1.58)
Net asset value, end of period	$16.76		$17.42		$16.30		$18.14		$20.63
Total Return(2)	12.28%		7.74%		(8.77)%		(5.02)%		12.50%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.66	%(4)	1.67	%(4)
Net investment income	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.54	%(4)	1.69	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$34,374		$57,559		$90,105		$175,410		$276,329
Portfolio turnover rate	123%		173%		83%		42%		42%

^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

37

Financial Highlights (Continued)

CLASS C SHARES

For the Year Ended July 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$17.24		$16.15		$17.99		$20.48		$19.66
Income (loss) from investment operations:
Net investment income(1)	0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	1.86		1.16		(1.74)		(1.22)		2.06
Total income (loss) from investment operations	1.98		1.24		(1.60)		(0.92)		2.41
Less dividends and distributions from:
Net investment income	(0.05)		(0.15)		(0.19)		(0.34)		(0.36)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.67)		(0.15)		(0.24)		(1.57)		(1.59)
Net asset value, end of period	$16.55		$17.24		$16.15		$17.99		$20.48
Total Return(2)	12.23%		7.76%		(8.78)%		(4.94)%		12.47%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.64	%(4)(5)	1.64	%(4)
Net investment income	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.56	%(4)(5)	1.72	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$43,411		$41,439		$40,203		$44,664		$48,192
Portfolio turnover rate	123%		173%		83%		42%		42%

^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 1.65% and 1.55%, respectively.

(6)  Amount is less than 0.005%.

38

CLASS I SHARES

For the Year Ended July 31,	2011		2010^		2009^		2008^		2007^
Selected Per Share Data:
Net asset value, beginning of period	$17.35		$16.25		$18.10		$20.59		$19.76
Income (loss) from investment operations:
Net investment income(1)	0.30		0.25		0.29		0.51		0.55
Net realized and unrealized gain (loss)	1.87		1.17		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	2.17		1.42		(1.46)		(0.72)		2.62
Less dividends and distributions from:
Net investment income	(0.14)		(0.32)		(0.34)		(0.54)		(0.56)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.76)		(0.32)		(0.39)		(1.77)		(1.79)
Net asset value, end of period	$16.76		$17.35		$16.25		$18.10		$20.59
Total Return(2)	13.38%		8.84%		(7.86)%		(4.02)%		13.62%
Ratios to Average Net Assets(3):
Total expenses	0.71	%(4)	0.66	%(4)	0.70	%(4)	0.66	%(4)	0.67	%(4)
Net investment income	1.72	%(4)	1.49	%(4)	1.89	%(4)	2.54	%(4)	2.69	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$27,116		$26,228		$26,901		$27,823		$66,753
Portfolio turnover rate	123%		173%		83%		42%		42%

^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  Amount is less than 0.005%.

39

Notes

40

Morgan Stanley Funds

EQUITY

ASSET ALLOCATION

Global Strategist Fund

INTERNATIONAL

European Equity Fund

International Fund

International Value Equity Fund

U.S. GROWTH

Focus Growth Fund

Mid Cap Growth Fund

Multi Cap Growth Trust

SPECIALTY

Global Infrastructure Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration U.S. Government Trust*

TAXABLE INTERMEDIATE TERM

Flexible Income Trust

Mortgage Securities Trust

U.S. Government Securities Trust

MONEY MARKET

TAXABLE

Liquid Asset Fund*

U.S. Government Money Market Trust*

TAX-EXEMPT

California Tax-Free Daily Income Trust*

New York Municipal Money Market Trust

Tax-Free Daily Income Trust*

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)

41

Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Fund's Annual Report, Semiannual Report or Statement of Additional Information, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/im.

You also may obtain information about the Fund by calling your Morgan Stanley Smith Barney Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at: www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5634)

Morgan Stanley Distribution, Inc., member FINRA.

© 2011 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley

Global Strategist Fund

Prospectus

November 30, 2011

SRTPRO-00

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Global Strategist Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended July 31, 2011

Total Return for the 12 Months Ended July 31, 2011
Class A	Class B	Class C	Class I	MSCI All Country World Index[1]	Barclays Capital U.S. Government/ Credit Index[2]	Lipper Global Flexible Portfolio Funds Index[3]
13.13%	12.28%	12.23%	13.38%	18.39%	4.52%	13.33%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Global equity markets (as measured by the MSCI All Country World Index) experienced significant volatility as macroeconomic events took center stage throughout 2010 and 2011. After a period of consolidation in July, August and September of 2010, global stocks began a prolonged advance that lasted into early February 2011. This 32 percent advance, fueled primarily by accommodative global central bank policies and improving global economic data, carried stocks to highs last seen in 2008.

Unfortunately, this rally quickly came to a halt on the back of the March earthquake and resulting tsunami in Japan. The tsunami affected the global economy as supply chains were suddenly interrupted, prompting economists to lower growth expectations. This natural disaster also served to exacerbate other challenges to global growth that had been festering: higher oil and gasoline prices, the European sovereign debt crisis, unrest in a number of Middle East countries, and a severe winter that had already affected much of the globe.

While global equities recovered and climbed to yet higher highs, the headwinds created by all of these factors began to weigh heavily on investors as the period under review (July 2010 to July 2011) ended.

Performance Analysis

All share classes of Morgan Stanley Global Strategist Fund underperformed the MSCI All Country World Index (the "Index") and outperformed the Barclays Capital U.S. Government/Credit Index, while Class A, B, and C shares underperformed and Class I shares outperformed the Lipper Global Flexible Portfolio Funds Index for the 12 months ended July 31, 2011, assuming no deduction of applicable sales charges.

The Fund's underperformance versus the all-equity Index (MSCI All Country World Index) can be directly attributed to its asset allocation mandate and lower volatility and risk profile. Factors that detracted from performance included the Fund's exposures to global fixed income and cash equivalents, which are not part of the all-equity benchmark, and an overweight to U.S. dividend-paying, large-capitalization equities.

Although the Fund underperformed the Index, factors that contributed positively to performance included higher relative exposures to global growth equities (including information technology, materials and energy, as well as geographic exposures to China, India and

2

other emerging markets in excess of benchmark index weights) and commodities.

The Fund's underperformance versus the Lipper Global Flexible Portfolio Funds Index can be directly attributed to the Fund's higher cash levels and lower risk profile and beta exposure when compared to its peers within this category. Finally, the Fund's outperformance versus the Barclays Capital U.S. Government/Credit Bond Index can be attributed to its exposure to both global equities and commodities.

The Fund maintained a relatively balanced asset allocation blend throughout the period under review, with global equity exposures averaging 60 percent (within a range of approximately 300 basis points above or below that level), 30 percent global fixed income exposures (within a range of approximately 200 basis points above or below that level), commodity exposures ranging from 2 percent to 5 percent of total Fund assets and cash equivalents ranging from 3 percent to 6 percent.

The Fund's asset allocation on July 31, 2011 stood at 60.3 percent global equities, 32.4 percent global fixed income, 4.0 percent diversified commodities and 3.3 percent cash equivalents.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 07/31/11
Deutsche Bank AG, Series 0005	4.0%
U.S. Treasury Notes	1.5
Japan Government Ten Year Bond (Japan)	1.0
U.S. Treasury Bond Principal STRIPS	0.9
Japan Government Ten Year Bond (Japan)	0.9
Government of Japan (Japan)	0.8
United Kingdom Gilt (United Kingdom)	0.8
Canadian Government Bond (Canada)	0.7
U.S. Treasury Bonds	0.7
Exxon Mobil Corp.	0.7
PORTFOLIO COMPOSITION as of 07/31/11*
Common Stocks	54.7%
Sovereign	13.6
Corporate Bonds	10.1
Short-Term Investments	7.6
Commodity Linked Securities	3.9
U.S. Treasury Securities	3.8
Agency Fixed Rate Mortgages	3.6
Investment Company	1.1
Commercial Mortgage Backed Securities	1.0
Asset-Backed Securities	0.5
Municipal Bonds	0.1

* Does not include open long/short futures contracts with an underlying face amount of $131,908,031 and net unrealized depreciation of $1,116,643. Also does not include open swap agreements with net unrealized depreciation of $712,863 and open foreign currency exchange contracts with unrealized appreciation of $753,408.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

3

Investment Strategy

The Fund's Investment Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Fund's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

4

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary (unaudited)

Performance of $10,000 Investment—Class B
Over 10 Years

6

Average Annual Total Returns—Period Ended July 31, 2011 (unaudited)
Symbol	Class A Shares* (since 07/28/97) SRTAX		Class B Shares** (since 10/31/88) SRTBX		Class C Shares† (since 07/28/97) SRTCX		Class I Shares†† (since 07/28/97) SRTDX
1 Year	13.13 7.19 [5]	%[4]	12.28 7.47 [5]	%[4]	12.23 11.27 [5]	%[4]	13.38 —%[4]
5 Years	4.13 [4] 3.02 [5]		3.35 [4] 3.05 [5]		3.36 [4] 3.36 [5]		4.39 [4] —
10 Years	4.72 [4] 4.16 [5]		4.09 [4] 4.09 [5]		3.94 [4] 3.94 [5]		4.97 [4] —
Since Inception	5.61 [4] 5.20 [5]		8.50 [4] 8.50 [5]		4.81 [4] 4.81 [5]		5.86 [4] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Flexible Portfolio Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on July 31, 2011.

7

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 02/01/11 – 07/31/11.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	02/01/11	07/31/11	02/01/11 – 07/31/11
Class A
Actual (2.01% return)	$1,000.00	$1,020.10	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.93	$4.91
Class B
Actual (1.64% return)	$1,000.00	$1,016.40	$8.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.65
Class C
Actual (1.66% return)	$1,000.00	$1,016.60	$8.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.22	$8.65
Class I
Actual (2.20% return)	$1,000.00	$1,022.00	$3.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.17	$3.66

  @  Expenses are equal to the Fund's annualized expense ratios of 0.98%, 1.73%, 1.73% and 0.73% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Class I shares, respectively.

8

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2010, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

9

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

10

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

11

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011

NUMBER OF SHARES		VALUE
	Common Stocks (55.0%)
	Australia (2.0%)
	Air Freight & Logistics
9,047	Toll Holdings Ltd.	$44,955
	Beverages
7,069	Coca-Cola Amatil Ltd.	87,771
34,406	Foster's Group Ltd.	190,746
11,468	Treasury Wine Estates Ltd. (a)	43,252
		321,769
	Biotechnology
6,876	CSL Ltd.	232,013
	Capital Markets
4,098	Macquarie Group Ltd.	123,928
	Chemicals
20,816	Incitec Pivot Ltd.	90,363
5,073	Orica Ltd.	143,072
		233,435
	Commercial Banks
33,478	Australia & New Zealand Banking Group Ltd.	764,787
17,491	Commonwealth Bank of Australia	945,402
28,069	National Australia Bank Ltd.	738,749
34,431	Westpac Banking Corp.	770,950
		3,219,888
	Commercial Services & Supplies
17,604	Brambles Ltd.	133,825
	Construction & Engineering
2,027	Leighton Holdings Ltd.	46,940
	Containers & Packaging
15,296	Amcor Ltd.	118,327

NUMBER OF SHARES		VALUE
	Diversified Financial Services
2,386	ASX Ltd.	$78,282
	Diversified Telecommunication Services
60,099	Telstra Corp. Ltd.	197,294
	Energy Equipment & Services
2,456	WorleyParsons Ltd.	74,243
	Food & Staples Retailing
12,676	Wesfarmers Ltd.	407,750
2,388	Wesfarmers Ltd. (PPS)	77,857
15,531	Woolworths Ltd.	459,272
		944,879
	Health Care Equipment & Supplies
773	Cochlear Ltd.	60,200
	Health Care Providers & Services
4,764	Sonic Healthcare Ltd.	63,635
	Hotels, Restaurants & Leisure
8,910	Crown Ltd.	87,221
10,695	Echo Entertainment Group Ltd. (a)	47,116
8,584	TABCORP Holdings Ltd.	30,330
		164,667
	Information Technology Services
6,506	Computershare Ltd.	58,595
	Insurance
40,346	AMP Ltd.	201,837
30,701	Insurance Australia Group Ltd.	110,482

See Notes to Financial Statements
12

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
17,105	QBE Insurance Group Ltd.	$307,749
15,816	Suncorp Group Ltd.	128,438
		748,506
	Media
39,248	Fairfax Media Ltd.	37,956
	Metals & Mining
44,558	Alumina Ltd.	105,823
40,502	BHP Billiton Ltd.	1,852,747
26,754	BlueScope Steel Ltd.	33,446
6,321	DuluxGroup Ltd.	18,108
16,804	Fortescue Metals Group Ltd.	116,217
5,772	Newcrest Mining Ltd.	250,440
17,194	OneSteel Ltd.	33,287
5,339	Rio Tinto Ltd.	467,707
		2,877,775
	Multi-Utilities
5,600	AGL Energy Ltd.	87,238
	Oil, Gas & Consumable Fuels
13,082	Origin Energy Ltd.	210,831
11,090	Santos Ltd.	156,973
7,238	Woodside Petroleum Ltd.	305,019
		672,823
	Real Estate Investment Trusts (REITs)
65,324	Dexus Property Group REIT (Stapled Securities) (b)	62,019
80,650	Goodman Group REIT (Stapled Securities) (b)	60,170
26,937	GPT Group REIT (Stapled Securities) (b)	88,973

NUMBER OF SHARES		VALUE
38,679	Mirvac Group REIT (Stapled Securities) (b)(c)	$48,819
28,561	Stockland REIT (Stapled Securities) (b)(c)	95,556
25,964	Westfield Group REIT (Stapled Securities) (b)(c)	226,774
25,951	Westfield Retail Trust REIT	69,474
		651,785
	Road & Rail
36,313	Asciano Ltd. (Stapled Securities) (b)(c)	66,475
	Transportation Infrastructure
16,094	Transurban Group (Stapled Securities) (b)	90,404
	Total Australia	11,349,837
	Austria (0.0%)
	Metals & Mining
1,329	Voestalpine AG	68,841
	Real Estate Management & Development
3,664	Immofinanz AG (a)	14,104
	Total Austria	82,945
	Belgium (0.2%)
	Beverages
8,295	Anheuser-Busch InBev N.V.	478,085
	Chemicals
1,567	Umicore SA	79,777
	Commercial Banks
3,297	KBC Groep N.V.	115,860

See Notes to Financial Statements
13

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Diversified Financial Services
1,726	Groupe Bruxelles Lambert SA	$145,297
	Food & Staples Retailing
905	Colruyt SA	43,988
3,851	Delhaize Group SA	276,323
		320,311
	Insurance
30,051	Ageas	61,679
	Total Belgium	1,201,009
	Brazil (1.2%)
	Beverages
12,500	Cia de Bebidas das Americas (Preference)	369,072
	Commercial Banks
28,291	Banco Bradesco SA (Preference)	538,147
7,700	Banco do Brasil SA	130,530
7,600	Banco Santander Brasil SA (Units)	71,401
28,541	Itau Unibanco Holding SA (Preference)	578,605
40,511	Itausa - Investimentos Itau SA (Preference)	272,189
		1,590,872
	Diversified Financial Services
18,100	BM&F Bovespa SA	105,856
	Diversified Telecommunication Services
5,707	Tele Norte Leste Participacoes SA (Preference)	79,081

NUMBER OF SHARES		VALUE
3,574	Telecomunicacoes de Sao Paulo SA (Preference)	$112,462
		191,543
	Electric Utilities
11,628	Centrais Eletricas Brasileiras SA (Preference)	176,574
9,201	Cia Energetica de Minas Gerais (Preference)	175,910
		352,484
	Food Products
9,300	BRF - Brasil Foods SA	176,903
	Household Durables
3,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes	34,304
10,800	PDG Realty SA Empreendimentos e Participacoes	57,104
		91,408
	Information Technology Services
3,400	Cielo SA	94,490
5,100	Redecard SA	87,804
		182,294
	Metals & Mining
4,591	Bradespar SA (Preference)	118,175
13,100	Cia Siderurgica Nacional SA	136,672
9,327	Gerdau SA (Preference)	84,318
4,467	Metalurgica Gerdau SA (Preference)	51,097
4,100	Usinas Siderurgicas de Minas Gerais SA	56,047

See Notes to Financial Statements
14

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
7,926	Usinas Siderurgicas de Minas Gerais SA (Preference)	$56,985
18,100	Vale SA	585,652
29,313	Vale SA (Preference)	862,086
		1,951,032
	Oil, Gas & Consumable Fuels
17,000	OGX Petroleo e Gas Participacoes SA (a)	141,626
31,100	Petroleo Brasileiro SA	522,394
43,330	Petroleo Brasileiro SA (Preference)	656,579
6,400	Ultrapar Participacoes SA (Preference)	114,311
		1,434,910
	Personal Products
3,800	Natura Cosmeticos SA	86,372
	Road & Rail
5,500	All America Latina Logistica SA	39,720
	Transportation Infrastructure
3,700	CCR SA	111,392
	Total Brazil	6,683,858
	Canada (2.7%)
	Aerospace & Defense
19,400	Bombardier, Inc.	117,360
	Auto Components
3,400	Magna International, Inc.	165,828
	Capital Markets
2,800	IGM Financial, Inc.	140,960
	Chemicals
2,200	Agrium, Inc.	192,519

NUMBER OF SHARES		VALUE
11,400	Potash Corp. of Saskatchewan, Inc.	$658,144
		850,663
	Commercial Banks
7,100	Bank of Montreal	446,086
12,400	Bank of Nova Scotia	703,158
5,200	Canadian Imperial Bank of Commerce	397,191
2,100	National Bank of Canada	162,756
17,100	Royal Bank of Canada	919,922
11,300	Toronto-Dominion Bank (The)	904,639
		3,533,752
	Communications Equipment
6,300	Research In Motion Ltd. (a)	157,789
	Construction & Engineering
2,800	SNC-Lavalin Group, Inc.	158,279
	Diversified Telecommunication Services
7,200	BCE, Inc.	274,752
	Electric Utilities
2,000	Fortis, Inc.	66,272
	Food & Staples Retailing
3,500	Shoppers Drug Mart Corp.	146,967
	Hotels, Restaurants & Leisure
4,300	Tim Hortons, Inc.	206,348
	Independent Power Producers & Energy Traders
3,400	TransAlta Corp.	75,192

See Notes to Financial Statements
15

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Insurance
300	Fairfax Financial Holdings Ltd.	$118,060
6,200	Great-West Lifeco, Inc.	154,895
1,900	Intact Financial Corp.	110,267
24,700	Manulife Financial Corp.	392,429
5,500	Power Corp. of Canada	145,926
5,200	Power Financial Corp.	153,423
8,000	Sun Life Financial, Inc.	221,131
		1,296,131
	Media
5,200	Shaw Communications, Inc.	117,448
5,100	Thomson Reuters Corp.	175,400
		292,848
	Metals & Mining
2,300	Agnico-Eagle Mines Ltd.	127,921
13,100	Barrick Gold Corp.	624,528
7,400	Eldorado Gold Corp.	127,406
1,400	First Quantum Minerals Ltd.	194,091
9,800	Goldcorp, Inc.	468,640
11,900	Kinross Gold Corp.	194,446
4,800	Silver Wheaton Corp.	172,869
6,500	Teck Resources Ltd.	322,058
10,100	Yamana Gold, Inc.	131,502
		2,363,461
	Oil, Gas & Consumable Fuels
5,600	Cameco Corp.	148,931
14,400	Canadian Natural Resources Ltd.	581,456
3,500	Canadian Oil Sands Ltd.	95,646

NUMBER OF SHARES		VALUE
10,000	Cenovus Energy, Inc.	$384,426
2,700	Crescent Point Energy Corp.	121,372
11,600	Enbridge, Inc.	380,859
10,500	EnCana Corp.	308,038
3,600	Husky Energy, Inc.	100,790
3,500	Imperial Oil Ltd.	153,854
8,200	Nexen, Inc.	191,301
5,700	Penn West Petroleum Ltd.	126,952
1,400	Petrobank Energy & Resources Ltd. (a)	21,686
859	Petrominerales Ltd.	27,403
19,800	Suncor Energy, Inc.	758,884
14,200	Talisman Energy, Inc.	258,601
8,800	TransCanada Corp.	369,702
		4,029,901
	Real Estate Management & Development
7,500	Brookfield Asset Management, Inc. Class A	236,276
5,800	Brookfield Office Properties, Inc.	110,179
		346,455
	Road & Rail
6,100	Canadian National Railway Co.	457,380
2,300	Canadian Pacific Railway Ltd.	146,866
		604,246
	Wireless Telecommunication Services
5,400	Rogers Communications, Inc.	206,177
	Total Canada	15,033,381

See Notes to Financial Statements
16

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Chile (0.0%)
	Metals & Mining
2,716	Antofagasta PLC	$62,202
	China (0.1%)
	Insurance
67,200	AIA Group Ltd. (a)	246,483
	Denmark (0.2%)
	Chemicals
552	Novozymes A/S Class B	90,124
	Commercial Banks
6,264	Danske Bank A/S (a)	121,267
	Electrical Equipment
3,486	Vestas Wind Systems A/S (a)	76,209
	Marine
5	AP Moller - Maersk A/S	36,822
11	AP Moller - Maersk A/S Series B	84,068
		120,890
	Pharmaceuticals
4,315	Novo Nordisk A/S Series B	528,369
	Road & Rail
3,265	DSV A/S	72,255
	Total Denmark	1,009,114
	Finland (0.2%)
	Auto Components
1,401	Nokian Renkaat OYJ	65,634
	Communications Equipment
41,228	Nokia OYJ	238,575
	Electric Utilities
7,220	Fortum OYJ	190,587

NUMBER OF SHARES		VALUE
	Insurance
4,244	Sampo OYJ Class A	$129,049
	Machinery
3,007	Kone OYJ Class B	174,385
	Paper & Forest Products
13,819	UPM-Kymmene OYJ	215,516
	Total Finland	1,013,746
	France (2.2%)
	Aerospace & Defense
1,262	Thales SA	53,966
	Auto Components
2,197	Cie Generale des Etablissements Michelin Series B	184,002
	Automobiles
1,221	Peugeot SA	46,163
1,898	Renault SA	100,870
		147,033
	Beverages
2,197	Pernod-Ricard SA	217,046
	Building Products
2,658	Cie de St-Gobain	153,052
	Chemicals
3,073	Air Liquide SA	421,121
	Commercial Banks
12,271	BNP Paribas SA	793,321
8,087	Credit Agricole SA	98,970
8,194	Societe Generale SA	404,293
		1,296,584
	Commercial Services & Supplies
1,823	Edenred	52,505
	Communications Equipment
36,703	Alcatel-Lucent (a)	147,859

See Notes to Financial Statements
17

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Construction & Engineering
3,026	Bouygues SA	$114,029
5,798	Vinci SA	335,005
		449,034
	Construction Materials
5,300	Lafarge SA	282,841
	Diversified Telecommunication Services
23,872	France Telecom SA	493,014
	Electric Utilities
3,650	EDF SA	138,545
	Electrical Equipment
4,878	Alstom SA	255,939
	Energy Equipment & Services
1,748	Cie Generale de Geophysique- Veritas (a)	58,592
1,075	Technip SA	117,175
		175,767
	Food & Staples Retailing
6,563	Carrefour SA	192,632
	Food Products
8,201	Danone	583,525
	Health Care Equipment & Supplies
1,811	Cie Generale d'Optique Essilor International SA	145,123
	Hotels, Restaurants & Leisure
1,422	Accor SA	62,488
1,449	Sodexo	110,498
		172,986

NUMBER OF SHARES		VALUE
	Information Technology Services
2,091	Cap Gemini SA	$102,605
	Insurance
20,005	AXA SA	373,049
	Machinery
2,864	Vallourec SA	290,526
	Media
799	Eutelsat Communications SA	34,452
651	JCDecaux SA (a)	17,909
1,047	Publicis Groupe SA	53,141
2,383	SES SA	64,415
1,176	Societe Television Francaise 1	22,360
19,316	Vivendi SA	460,624
		652,901
	Metals & Mining
14,753	ArcelorMittal	458,559
	Multi-Utilities
15,042	GDF Suez	490,508
4,572	Suez Environnement Co.	84,557
6,294	Veolia Environnement SA	142,107
		717,172
	Multiline Retail
1,608	PPR	296,233
	Oil, Gas & Consumable Fuels
25,761	Total SA	1,388,514
	Personal Products
2,915	L'Oreal SA	349,660
	Pharmaceuticals
14,245	Sanofi	1,105,813
	Professional Services
581	Bureau Veritas SA	47,335

See Notes to Financial Statements
18

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Real Estate Investment Trusts (REITs)
86	ICADE REIT	$9,882
1,957	Unibail-Rodamco SE REIT	435,691
		445,573
	Textiles, Apparel & Luxury Goods
841	Christian Dior SA	133,991
2,824	LVMH Moet Hennessy Louis Vuitton SA	515,419
		649,410
	Transportation Infrastructure
480	Aeroports de Paris (ADP)	43,527
8,247	Groupe Eurotunnel SA	87,738
		131,265
	Total France	12,571,189
	Germany (2.2%)
	Air Freight & Logistics
6,962	Deutsche Post AG	123,053
	Airlines
4,169	Deutsche Lufthansa AG	84,097
	Auto Components
611	Continental AG (a)	60,995
	Automobiles
4,034	Bayerische Motoren Werke AG	404,473
9,037	Daimler AG (Registered)	657,489
898	Porsche Automobil Holding SE (Preference)	68,987
372	Volkswagen AG	68,241

NUMBER OF SHARES		VALUE
2,127	Volkswagen AG (Preference)	$425,015
		1,624,205
	Capital Markets
13,651	Deutsche Bank AG (Registered)	752,430
	Chemicals
15,460	BASF SE	1,403,478
1,711	K&S AG	137,005
1,060	Lanxess AG	85,484
1,898	Linde AG	340,714
		1,966,681
	Commercial Banks
55,397	Commerzbank AG (a)	210,433
	Diversified Financial Services
1,518	Deutsche Boerse AG (a)	112,008
	Diversified Telecommunication Services
38,920	Deutsche Telekom AG	606,107
	Electric Utilities
23,874	E.ON AG	659,013
	Food & Staples Retailing
1,485	Metro AG	82,197
	Food Products
526	Suedzucker AG	18,562
	Health Care Equipment & Supplies
1,482	Fresenius SE & Co. KGaA	158,689
	Health Care Providers & Services
2,175	Fresenius Medical Care AG & Co. KGaA	166,822

See Notes to Financial Statements
19

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Hotels, Restaurants & Leisure
1,926	TUI AG (a)	$17,859
	Household Products
2,028	Henkel AG & Co. KGaA	110,453
2,292	Henkel AG & Co. KGaA (Preference)	154,764
		265,217
	Industrial Conglomerates
11,391	Siemens AG (Registered)	1,462,161
	Insurance
6,033	Allianz SE	788,892
2,525	Muenchener Rueckversicherungs AG (Registered)	373,779
		1,162,671
	Life Sciences Tools & Services
3,223	QIAGEN N.V. (a)	54,277
	Media
300	Axel Springer AG	13,228
474	Kabel Deutschland Holding AG (a)	26,729
686	ProSiebenSat.1 Media AG	17,684
		57,641
	Metals & Mining
7,442	ThyssenKrupp AG	329,645
	Multi-Utilities
4,818	RWE AG	252,850
	Personal Products
1,091	Beiersdorf AG	70,367

NUMBER OF SHARES		VALUE
	Pharmaceuticals
10,028	Bayer AG (Registered)	$805,614
672	Merck KGaA	71,818
		877,432
	Semiconductors & Semiconductor Equipment
14,309	Infineon Technologies AG	143,545
	Software
13,756	SAP AG	862,216
	Specialty Retail
8,106	Esprit Holdings Ltd. (d)	23,626
	Textiles, Apparel & Luxury Goods
2,433	Adidas AG	180,788
	Transportation Infrastructure
344	Fraport AG Frankfurt Airport Services Worldwide	27,574
	Total Germany	12,413,161
	Greece (0.0%)
	Commercial Banks
14,355	National Bank of Greece SA (a)	97,291
	Hong Kong (0.4%)
	Commercial Banks
15,457	Bank of East Asia Ltd.	59,804
36,500	BOC Hong Kong Holdings Ltd.	109,363
11,500	Hang Seng Bank Ltd.	180,527
		349,694

See Notes to Financial Statements
20

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Diversified Financial Services
9,823	Hong Kong Exchanges and Clearing Ltd.	$202,345
	Electric Utilities
19,000	CLP Holdings Ltd.	175,609
14,500	Power Assets Holdings Ltd.	119,993
		295,602
	Gas Utilities
39,600	Hong Kong & China Gas Co., Ltd.	96,889
	Hotels, Restaurants & Leisure
28,400	Sands China Ltd. (a)	85,808
	Industrial Conglomerates
21,000	Hutchison Whampoa Ltd.	244,272
	Real Estate Investment Trusts (REITs)
19,412	Link REIT (The) REIT	67,876
	Real Estate Management & Development
14,000	Cheung Kong Holdings Ltd.	213,393
8,000	Hang Lung Group Ltd.	48,268
22,000	Hang Lung Properties Ltd.	81,574
11,148	Henderson Land Development Co., Ltd.	70,512
7,000	Kerry Properties Ltd.	34,036
26,197	New World Development Co., Ltd.	38,490

NUMBER OF SHARES		VALUE
18,133	Sino Land Co., Ltd.	$30,678
13,000	Sun Hung Kai Properties Ltd.	197,382
6,500	Swire Pacific Ltd.	91,647
13,200	Wharf Holdings Ltd.	96,878
10,000	Wheelock & Co., Ltd.	43,096
		945,954
	Road & Rail
15,242	MTR Corp.	51,743
	Total Hong Kong	2,340,183
	India (0.0%)
	Oil, Gas & Consumable Fuels
16,376	Cairn Energy PLC (a)	98,738
	Indonesia (0.3%)
	Automobiles
29,000	Astra International Tbk PT	239,929
	Commercial Banks
169,000	Bank Central Asia Tbk PT	164,451
46,500	Bank Danamon Indonesia Tbk PT	29,752
103,500	Bank Mandiri Tbk PT	95,326
70,000	Bank Negara Indonesia Persero Tbk PT	36,530
161,000	Bank Rakyat Indonesia Persero Tbk PT	130,610
		456,669
	Construction Materials
20,500	Indocement Tunggal Prakarsa Tbk PT	37,181
56,000	Semen Gresik Persero Tbk PT	62,133
		99,314

See Notes to Financial Statements
21

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
131,000	Telekomunikasi Indonesia Tbk PT	$113,029
	Food Products
69,000	Indofood Sukses Makmur Tbk PT	51,515
	Gas Utilities
159,000	Perusahaan Gas Negara PT	74,198
	Household Products
19,000	Unilever Indonesia Tbk PT	34,849
	Machinery
25,787	United Tractors Tbk PT	82,574
	Oil, Gas & Consumable Fuels
153,800	Adaro Energy Tbk PT	47,645
257,500	Bumi Resources Tbk PT	92,105
6,000	Indo Tambangraya Megah PT	35,629
12,500	Tambang Batubara Bukit Asam Tbk PT	31,270
		206,649
	Tobacco
9,500	Gudang Garam Tbk PT	56,775
	Total Indonesia	1,415,501
	Israel (0.1%)
	Pharmaceuticals
14,798	Teva Pharmaceutical Industries Ltd. ADR	690,179

NUMBER OF SHARES		VALUE
	Italy (0.6%)
	Aerospace & Defense
4,799	Finmeccanica SpA	$36,786
	Automobiles
8,670	Fiat SpA	85,239
	Commercial Banks
135,244	Intesa Sanpaolo SpA	312,236
199,907	UniCredit SpA	355,147
		667,383
	Diversified Telecommunication Services
302,129	Telecom Italia SpA	352,819
	Electric Utilities
96,474	Enel SpA	553,876
	Energy Equipment & Services
2,888	Saipem SpA	150,053
	Gas Utilities
52,205	Snam Rete Gas SpA	301,404
	Insurance
23,389	Assicurazioni Generali SpA	442,807
	Machinary
5,967	Fiat Industrial SpA (a)	78,793
	Oil, Gas & Consumable Fuels
36,931	ENI SpA	800,716
	Textiles, Apparel & Luxury Goods
1,567	Luxottica Group SpA	49,723
	Transportation Infrastructure
4,173	Atlantia SpA	77,072
	Total Italy	3,596,671

See Notes to Financial Statements
22

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Japan (5.0%)
	Air Freight & Logistics
9,000	Yamato Holdings Co., Ltd.	$154,401
	Auto Components
3,700	Aisin Seiki Co., Ltd.	143,308
9,000	Bridgestone Corp.	224,192
8,500	Denso Corp.	303,067
3,600	Toyota Industries Corp.	118,014
		788,581
	Automobiles
20,695	Honda Motor Co., Ltd. ADR	823,247
24,000	Mazda Motor Corp. (a)	66,308
97,000	Mitsubishi Motors Corp. (a)	127,025
33,300	Nissan Motor Co., Ltd.	356,326
5,600	Suzuki Motor Corp.	130,062
38,200	Toyota Motor Corp.	1,563,435
		3,066,403
	Beverages
4,800	Asahi Group Holdings Ltd.	101,632
13,000	Kirin Holdings Co., Ltd.	191,305
		292,937
	Building Products
15,000	Asahi Glass Co., Ltd.	173,656
3,500	Daikin Industries Ltd.	124,329
5,300	JS Group Corp.	132,828
		430,813
	Capital Markets
31,000	Daiwa Securities Group, Inc.	135,136
49,000	Nomura Holdings, Inc.	238,991
		374,127

NUMBER OF SHARES		VALUE
	Chemicals
26,000	Asahi Kasei Corp.	$183,836
3,000	JSR Corp.	61,290
5,000	Kuraray Co., Ltd.	75,635
20,000	Mitsubishi Chemical Holdings Corp.	156,420
2,200	Nitto Denko Corp.	106,101
4,300	Shin-Etsu Chemical Co., Ltd.	232,314
22,000	Sumitomo Chemical Co., Ltd.	111,874
26,000	Toray Industries, Inc.	202,043
		1,129,513
	Commercial Banks
22,000	Bank of Yokohama Ltd. (The)	107,947
14,000	Chiba Bank Ltd. (The)	88,819
193,500	Mizuho Financial Group, Inc.	318,704
7,600	Resona Holdings, Inc.	37,651
12,000	Shizuoka Bank Ltd. (The)	112,914
18,100	Sumitomo Mitsui Financial Group, Inc.	571,407
37,000	Sumitomo Mitsui Trust Holdings, Inc.	136,281
		1,373,723
	Commercial Services & Supplies
11,000	Dai Nippon Printing Co., Ltd.	124,980
2,800	Secom Co., Ltd.	139,988
11,000	Toppan Printing Co., Ltd.	87,046
		352,014
	Computers & Peripherals
25,000	Fujitsu Ltd.	147,275
58,000	Toshiba Corp.	302,315
		449,590

See Notes to Financial Statements
23

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Construction & Engineering
3,000	JGC Corp.	$93,595
	Diversified Financial Services
1,380	ORIX Corp.	149,271
	Diversified Telecommunication Services
8,000	Nippon Telegraph & Telephone Corp.	395,247
	Electric Utilities
7,800	Chubu Electric Power Co., Inc.	134,221
3,700	Chugoku Electric Power Co., Inc. (The)	59,922
4,200	Hokkaido Electric Power Co., Inc.	64,660
3,900	Hokuriku Electric Power Co.	70,106
6,200	Kansai Electric Power Co., Inc. (The)	104,836
3,900	Kyushu Electric Power Co., Inc.	61,650
5,800	Shikoku Electric Power Co., Inc.	127,071
6,600	Tohoku Electric Power Co., Inc.	85,289
13,700	Tokyo Electric Power Co., Inc. (The)	75,445
		783,200
	Electrical Equipment
27,000	Mitsubishi Electric Corp.	318,818
1,400	Nidec Corp.	139,162
23,800	Sumitomo Electric Industries Ltd.	356,229
		814,209

NUMBER OF SHARES		VALUE
	Electronic Equipment, Instruments & Components
7,800	FUJIFILM Holdings Corp.	$236,094
66,000	Hitachi Ltd.	410,042
5,000	Hoya Corp.	121,625
2,000	Ibiden Co., Ltd.	60,926
600	Keyence Corp.	169,446
2,100	Kyocera Corp.	224,691
2,900	Murata Manufacturing Co., Ltd.	188,693
6,000	Nippon Electric Glass Co., Ltd.	75,943
2,800	Omron Corp.	78,877
1,400	TDK Corp.	72,408
		1,638,745
	Food & Staples Retailing
11,600	Aeon Co., Ltd.	146,172
11,300	Seven & I Holdings Co., Ltd.	321,851
		468,023
	Food Products
15,000	Ajinomoto Co., Inc.	185,709
	Gas Utilities
38,000	Osaka Gas Co., Ltd.	150,463
34,000	Tokyo Gas Co., Ltd.	162,198
		312,661
	Health Care Equipment & Supplies
3,500	Olympus Corp.	124,575
2,900	Terumo Corp.	163,371
		287,946
	Household Durables
25,300	Panasonic Corp.	301,019

See Notes to Financial Statements
24

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
12,000	Sekisui House Ltd.	$114,771
15,000	Sharp Corp.	138,382
13,635	Sony Corp. ADR	342,239
		896,411
	Household Products
2,400	Unicharm Corp.	108,404
	Independent Power Producers & Energy Traders
2,700	Electric Power Development Co. Ltd.	71,178
	Industrial Conglomerates
31,000	Hankyu Hanshin Holdings, Inc.	124,742
	Information Technology Services
30	NTT Data Corp.	104,091
	Insurance
5,000	MS&AD Insurance Group Holdings	125,678
4,200	T&D Holdings, Inc.	103,347
6,500	Tokio Marine Holdings, Inc.	191,796
		420,821
	Internet & Catalog Retail
139	Rakuten, Inc.	141,585
	Internet Software & Services
276	Yahoo! Japan Corp.	97,816
	Leisure Equipment & Products
4,600	Nikon Corp.	108,018
	Machinery
2,500	FANUC Corp.	473,599

NUMBER OF SHARES		VALUE
5,000	Japan Steel Works Ltd. (The)	$35,229
38,000	Kawasaki Heavy Industries Ltd.	139,418
13,600	Komatsu Ltd.	424,328
18,000	Kubota Corp.	163,189
1,600	Makita Corp.	75,312
49,000	Mitsubishi Heavy Industries Ltd.	228,835
5,000	NGK Insulators Ltd.	91,525
10,000	NSK Ltd.	97,284
800	SMC Corp.	147,238
		1,875,957
	Marine
18,000	Mitsui OSK Lines Ltd.	94,577
34,000	Nippon Yusen KK	124,863
		219,440
	Media
3,200	Dentsu, Inc.	99,931
	Metals & Mining
5,800	JFE Holdings, Inc.	157,999
73,000	Kobe Steel Ltd.	160,954
74,000	Nippon Steel Corp.	249,605
49,000	Sumitomo Metal Industries Ltd.	117,621
8,000	Sumitomo Metal Mining Co., Ltd.	141,819
		827,998
	Multiline Retail
5,400	Isetan Mitsukoshi Holdings Ltd.	57,298
	Office Electronics
14,400	Canon, Inc.	700,282
5,000	Konica Minolta Holdings, Inc.	40,614
11,000	Ricoh Co., Ltd.	118,754
		859,650

See Notes to Financial Statements
25

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Oil, Gas & Consumable Fuels
12	Inpex Corp.	$93,147
	Paper & Forest Products
13,000	OJI Paper Co., Ltd.	65,145
	Personal Products
8,100	Kao Corp.	229,244
6,500	Shiseido Co., Ltd.	124,868
		354,112
	Pharmaceuticals
5,100	Astellas Pharma, Inc.	198,299
4,900	Chugai Pharmaceutical Co., Ltd.	86,991
9,700	Daiichi Sankyo Co., Ltd.	200,540
3,800	Eisai Co., Ltd.	154,387
1,500	Ono Pharmaceutical Co., Ltd.	83,939
6,400	Shionogi & Co., Ltd.	110,613
10,200	Takeda Pharmaceutical Co., Ltd.	487,367
		1,322,136
	Real Estate Investment Trusts (REITs)
8	Japan Real Estate Investment Corp. REIT	80,307
8	Nippon Building Fund, Inc. REIT	81,977
		162,284
	Real Estate Management & Development
1,400	Daito Trust Construction Co., Ltd.	134,756
11,000	Daiwa House Industry Co., Ltd.	148,073

NUMBER OF SHARES		VALUE
16,000	Mitsubishi Estate Co., Ltd.	$287,297
12,000	Mitsui Fudosan Co., Ltd.	228,624
7,000	Sumitomo Realty & Development Co., Ltd.	173,041
		971,791
	Road & Rail
23	Central Japan Railway Co.	198,550
4,800	East Japan Railway Co.	301,535
10,000	Keikyu Corp.	77,885
10,000	Keio Corp.	60,463
41,000	Kintetsu Corp.	138,674
22,000	Nippon Express Co., Ltd.	97,066
16,000	Odakyu Electric Railway Co. Ltd.	138,107
33,000	Tobu Railway Co., Ltd.	143,934
18,000	Tokyu Corp.	80,769
2,800	West Japan Railway Co.	119,091
		1,356,074
	Semiconductors & Semiconductor Equipment
2,300	Advantest Corp.	40,834
1,200	Rohm Co., Ltd.	70,067
2,000	Tokyo Electron Ltd.	107,869
		218,770
	Software
1,300	Nintendo Co., Ltd.	207,283
1,800	Trend Micro, Inc.	56,473
		263,756

See Notes to Financial Statements
26

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Specialty Retail
600	Fast Retailing Co., Ltd.	$106,448
1,370	Yamada Denki Co., Ltd.	109,300
		215,748
	Tobacco
82	Japan Tobacco, Inc.	373,319
	Trading Companies & Distributors
22,000	ITOCHU Corp.	254,873
30,000	Marubeni Corp.	224,870
17,700	Mitsubishi Corp.	475,094
27,100	Mitsui & Co., Ltd.	511,358
16,000	Sumitomo Corp.	226,585
		1,692,780
	Wireless Telecommunication Services
53	KDDI Corp.	394,343
202	NTT DoCoMo, Inc.	371,001
10,200	Softbank Corp.	398,062
		1,163,406
	Total Japan	27,806,516
	Kazakhstan (0.0%)
	Metals & Mining
2,888	Kazakhmys PLC	63,216
	Luxembourg (0.0%)
	Media
252	SES SA	6,800
	Netherlands (0.5%)
	Air Freight & Logistics
4,151	PostNL N.V.	32,333
4,151	TNT Express N.V. (a)	42,050
		74,383

NUMBER OF SHARES		VALUE
	Beverages
4,165	Heineken N.V.	$246,149
	Chemicals
4,900	Akzo Nobel N.V.	298,425
3,775	Koninklijke DSM N.V.	213,634
1,076	LyondellBasell Industries N.V. Class A	42,459
		554,518
	Diversified Financial Services
56,175	ING Groep N.V. (a)	600,966
	Diversified Telecommunication Services
6,736	Koninklijke KPN N.V.	96,151
	Energy Equipment & Services
657	Fugro N.V.	50,543
	Food & Staples Retailing
13,650	Koninklijke Ahold N.V.	181,589
	Food Products
17,682	Unilever N.V. CVA	574,953
	Industrial Conglomerates
13,838	Koninklijke Philips Electronics N.V.	344,629
	Professional Services
1,207	Randstad Holding N.V.	54,157
	Semiconductors & Semiconductor Equipment
3,663	ASML Holding N.V.	130,234

See Notes to Financial Statements
27

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Transportation Infrastructure
1,006	Koninklijke Vopak N.V.	$50,081
	Total Netherlands	2,958,353
	Norway (0.2%)
	Chemicals
2,032	Yara International ASA	115,578
	Commercial Banks
12,892	DnB NOR ASA	187,151
	Construction & Engineering
1,677	Kvaerner ASA (a)	3,563
	Diversified Telecommunication Services
18,879	Telenor ASA	314,787
	Energy Equipment & Services
1,677	Aker Solutions ASA	29,325
2,860	Subsea 7 SA (a)	75,218
		104,543
	Industrial Conglomerates
10,385	Orkla ASA	97,680
	Metals & Mining
12,763	Norsk Hydro ASA	90,516
	Oil, Gas & Consumable Fuels
14,665	Statoil ASA	358,948
	Semiconductors & Semiconductor Equipment
6,482	Renewable Energy Corp. ASA (a)	11,996
	Total Norway	1,284,762

NUMBER OF SHARES		VALUE
	Poland (0.0%)
	Food & Staples Retailing
3,072	Jeronimo Martins SGPS SA	$59,967
	Portugal (0.0%)
	Diversified Telecommunication Services
13,277	Portugal Telecom SGPS SA	114,903
	Oil, Gas & Consumable Fuels
2,866	Galp Energia SGPS SA Class B	64,562
	Total Portugal	179,465
	Russia (0.7%)
	Commercial Banks
30,225	Sberbank of Russia ADR	446,246
20,706	VTB Bank OJSC GDR	123,259
		569,505
	Electric Utilities
24,753	Federal Hydrogenerating Co. JSC ADR	122,743
	Food & Staples Retailing
5,653	Magnit OJSC GDR	173,122
	Metals & Mining
14,442	MMC Norilsk Nickel OJSC ADR	383,705
	Oil, Gas & Consumable Fuels
81,336	Gazprom OAO ADR	1,151,000
7,367	Lukoil OAO ADR	487,540

See Notes to Financial Statements
28

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
1,263	NovaTek OAO GDR	$194,787
29,988	Rosneft Oil Co. GDR	253,260
15,000	Surgutneftegas OJSC ADR	152,250
5,085	Tatneft ADR	212,176
		2,451,013
	Wireless Telecommunication Services
9,100	Mobile Telesystems OJSC ADR	170,898
	Total Russia	3,870,986
	Spain (0.5%)
	Airlines
13,928	International Consolidated Airlines Group SA (a)	54,016
	Commercial Banks
52,762	Banco Bilbao Vizcaya Argentaria SA	551,972
17,190	Banco Popular Espanol SA	88,603
105,015	Banco Santander SA	1,095,848
		1,736,423
	Construction & Engineering
3,937	ACS Actividades de Construccion y Servicios SA	165,921
	Diversified Consumer Services
6,563	Distribuidora Internacional de Alimentacion SA (a)	27,820
	Diversified Financial Services
11,821	Criteria Caixacorp SA	67,958

NUMBER OF SHARES		VALUE
	Electric Utilities
46,854	Iberdrola SA	$379,927
1,447	Red Electrica Corp. SA	78,787
		458,714
	Oil, Gas & Consumable Fuels
3,423	Repsol YPF SA	107,562
	Specialty Retail
2,715	Inditex SA	245,167
	Transportation Infrastructure
4,362	Abertis Infraestructuras SA	80,038
	Total Spain	2,943,619
	Sweden (0.8%)
	Building Products
3,778	Assa Abloy AB Series B	96,855
	Commercial Banks
31,561	Nordea Bank AB	334,751
16,341	Skandinaviska Enskilda Banken AB	124,140
6,492	Svenska Handelsbanken AB Class A	203,575
4,898	Swedbank AB Class A	85,723
		748,189
	Communications Equipment
31,295	Telefonaktiebolaget LM Ericsson Class B	391,539
	Construction & Engineering
3,281	Skanska AB Class B	53,252
	Diversified Financial Services
14,284	Investor AB Class B	309,590

See Notes to Financial Statements
29

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
38,075	TeliaSonera AB	$290,519
	Household Durables
2,950	Electrolux AB	55,622
5,449	Husqvarna AB Class B	31,501
		87,123
	Machinery
11,760	Atlas Copco AB Class A	276,574
8,501	Atlas Copco AB Class B	178,100
18,124	Sandvik AB	288,008
5,966	Scania AB Class B	115,646
7,462	SKF AB Class B	195,778
9,802	Volvo AB Class B	157,646
		1,211,752
	Media
443	Modern Times Group AB Class B	30,013
	Paper & Forest Products
10,171	Svenska Cellulosa AB Class B	147,841
	Specialty Retail
12,737	Hennes & Mauritz AB Class B	434,157
	Tobacco
4,977	Swedish Match AB	184,833
	Wireless Telecommunication Services
1,571	Millicom International Cellular SA SDR	188,013
	Total Sweden	4,173,676

NUMBER OF SHARES		VALUE
	Switzerland (1.8%)
	Biotechnology
971	Actelion Ltd. (a)	$49,341
	Building Products
913	Geberit AG (a)	215,165
	Capital Markets
16,732	Credit Suisse Group AG (a)	602,398
2,315	Julius Baer Group Ltd. (a)	97,565
29,606	UBS AG (a)	488,956
		1,188,919
	Chemicals
89	Givaudan SA (a)	97,221
887	Syngenta AG (a)	282,884
		380,105
	Diversified Telecommunication Services
792	Swisscom AG	379,917
	Electrical Equipment
39,710	ABB Ltd. (Registered) (a)	949,476
	Energy Equipment & Services
3,128	Transocean Ltd.	190,544
	Food Products
39,510	Nestle SA (Registered)	2,513,396
	Health Care Equipment & Supplies
960	Sonova Holding AG (a)	90,163
709	Synthes, Inc. (e)	127,626
		217,789
	Insurance
836	Swiss Re Ltd. (a)	46,697

See Notes to Financial Statements
30

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
2,686	Zurich Financial Services AG (a)	$637,446
		684,143
	Life Sciences Tools & Services
481	Lonza Group AG (a)	40,912
	Marine
734	Kuehne & Nagel International AG	101,917
	Pharmaceuticals
24,123	Novartis AG (Registered)	1,478,802
6,493	Roche Holding AG (Genusschein)	1,163,852
		2,642,654
	Professional Services
1,264	Adecco SA (a)	75,768
57	SGS SA	110,468
		186,236
	Textiles, Apparel & Luxury Goods
5,217	Cie Financiere Richemont SA	335,498
336	Swatch Group AG (The) Series B	181,654
		517,152
	Total Switzerland	10,257,666
	United Kingdom (4.9%)
	Aerospace & Defense
57,484	BAE Systems PLC	285,235
39,556	Rolls-Royce Holdings PLC (a)	421,374
		706,609
	Beverages
28,038	Diageo PLC	570,066
10,325	SABMiller PLC	385,324
		955,390

NUMBER OF SHARES		VALUE
	Capital Markets
17,668	3i Group PLC	$77,527
9,538	Investec PLC	74,806
15,236	Man Group PLC	55,273
		207,606
	Chemicals
2,668	Johnson Matthey PLC	88,721
	Commercial Banks
145,356	Barclays PLC	529,629
179,960	HSBC Holdings PLC	1,757,635
433,628	Lloyds Banking Group PLC (a)	307,005
224,859	Royal Bank of Scotland Group PLC (a)	130,605
24,231	Standard Chartered PLC	616,052
		3,340,926
	Commercial Services & Supplies
2,786	Aggreko PLC	87,907
4,000	Babcock International Group PLC	44,091
16,147	G4S PLC	72,407
5,878	Serco Group PLC	51,891
		256,296
	Diversified Telecommunication Services
111,554	BT Group PLC	365,594
4,106	Inmarsat PLC	36,370
		401,964
	Electric Utilities
20,711	Scottish & Southern Energy PLC	442,856
	Energy Equipment & Services
3,969	AMEC PLC	68,314

See Notes to Financial Statements
31

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
3,469	Petrofac Ltd.	$79,232
		147,546
	Food & Staples Retailing
89,278	Tesco PLC	559,723
22,670	WM Morrison Supermarkets PLC	107,783
		667,506
	Food Products
1,859	Associated British Foods PLC	32,557
14,968	Unilever PLC	478,248
		510,805
	Health Care Equipment & Supplies
12,145	Smith & Nephew PLC	127,400
	Hotels, Restaurants & Leisure
21,175	Compass Group PLC	198,588
15,728	TUI Travel PLC	50,063
		248,651
	Household Products
7,050	Reckitt Benckiser Group PLC	398,374
	Industrial Conglomerates
7,380	Smiths Group PLC	136,791
	Insurance
4,120	Admiral Group PLC	104,300
38,114	Aviva PLC	247,783
76,559	Legal & General Group PLC	139,929
104,199	Old Mutual PLC	215,665
34,837	Prudential PLC	391,624
94,538	RSA Insurance Group PLC	202,931
20,217	Standard Life PLC	65,310
		1,367,542

NUMBER OF SHARES		VALUE
	Media
9,766	British Sky Broadcasting Group PLC	$114,092
32,244	ITV PLC (a)	36,781
14,156	Pearson PLC	271,445
3,587	Reed Elsevier PLC	32,464
32,585	WPP PLC	367,842
		822,624
	Metals & Mining
13,867	Anglo American PLC	653,489
23,594	BHP Billiton PLC	886,460
1,989	Lonmin PLC	41,074
1,094	Randgold Resources Ltd.	99,428
15,350	Rio Tinto PLC	1,071,558
1,623	Vedanta Resources PLC	46,730
22,009	Xstrata PLC	462,444
		3,261,183
	Multi-Utilities
58,907	Centrica PLC	294,981
37,254	National Grid PLC	365,446
		660,427
	Multiline Retail
10,082	Marks & Spencer Group PLC	57,031
2,325	Next PLC	90,252
		147,283
	Oil, Gas & Consumable Fuels
36,990	BG Group PLC	870,075
216,337	BP PLC	1,626,275
41,125	Royal Dutch Shell PLC Class A	1,498,483
31,145	Royal Dutch Shell PLC Class B	1,137,386
9,636	Tullow Oil PLC	193,080
		5,325,299

See Notes to Financial Statements
32

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
18,733	AstraZeneca PLC	$910,210
68,041	GlaxoSmithKline PLC	1,518,290
6,029	Shire PLC	208,796
		2,637,296
	Professional Services
7,182	Capita Group PLC (The)	84,307
11,791	Experian PLC	154,586
1,847	Intertek Group PLC	57,817
		296,710
	Real Estate Investment Trusts (REITs)
15,365	British Land Co., PLC REIT	146,722
14,737	Land Securities Group PLC REIT	205,377
		352,099
	Semiconductors & Semiconductor Equipment
17,476	ARM Holdings PLC	167,570
	Software
2,989	Autonomy Corp. PLC (a)	81,973
	Textiles, Apparel & Luxury Goods
4,972	Burberry Group PLC	121,249
	Tobacco
22,463	British American Tobacco PLC	1,035,282
11,994	Imperial Tobacco Group PLC	415,238
		1,450,520
	Trading Companies & Distributors
4,129	Wolseley PLC	122,158

NUMBER OF SHARES		VALUE
	Wireless Telecommunication Services
706,932	Vodafone Group PLC	$1,992,120
	Total United Kingdom	27,443,494
	United States (28.2%)
	Aerospace & Defense
7,597	Alliant Techsystems, Inc.	495,552
4,266	Boeing Co. (The)	300,625
1,263	General Dynamics Corp.	86,061
1,020	Goodrich Corp.	97,043
5,610	Honeywell International, Inc.	297,891
1,644	ITT Corp.	87,691
1,263	Lockheed Martin Corp.	95,647
1,263	Northrop Grumman Corp.	76,424
1,072	Precision Castparts Corp.	172,999
19,369	Raytheon Co.	866,375
1,396	Rockwell Collins, Inc.	76,906
2,303	Textron, Inc.	53,269
3,257	United Technologies Corp.	269,810
		2,976,293
	Air Freight & Logistics
453	C.H. Robinson Worldwide, Inc.	32,757
615	Expeditors International of Washington, Inc.	29,348
873	FedEx Corp.	75,846
2,001	United Parcel Service, Inc. Class B	138,509
		276,460

See Notes to Financial Statements
33

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Auto Components
10,192	BorgWarner, Inc. (a)	$811,487
21,416	Johnson Controls, Inc.	791,321
1,500	TRW Automotive Holdings Corp. (a)	75,705
		1,678,513
	Automobiles
48,814	Ford Motor Co. (a)	596,019
	Beverages
16,125	Coca-Cola Co. (The)	1,096,661
1,713	Coca-Cola Enterprises, Inc.	48,152
1,070	Dr. Pepper Snapple Group, Inc.	40,403
1,900	Molson Coors Brewing Co.	85,595
26,162	PepsiCo, Inc.	1,675,415
		2,946,226
	Biotechnology
1,000	Alexion Pharmaceuticals, Inc. (a)	56,800
8,035	Amgen, Inc. (a)	439,514
1,200	Biogen Idec, Inc. (a)	122,244
2,500	Celgene Corp. (a)	148,250
4,100	Gilead Sciences, Inc. (a)	173,676
7,054	Human Genome Sciences, Inc. (a)	148,205
3,255	Vertex Pharmaceuticals, Inc. (a)	168,804
		1,257,493
	Capital Markets
2,514	Ameriprise Financial, Inc.	136,007
10,642	Bank of New York Mellon Corp. (The)	267,221
1,032	BlackRock, Inc.	184,171
4,017	Franklin Resources, Inc.	509,998

NUMBER OF SHARES		VALUE
7,033	Goldman Sachs Group, Inc. (The)	$949,244
2,576	Invesco Ltd.	57,136
629	Legg Mason, Inc.	18,505
27,216	State Street Corp.	1,128,648
		3,250,930
	Chemicals
658	Air Products & Chemicals, Inc.	58,384
382	Airgas, Inc.	26,243
699	Celanese Corp.	38,536
4,170	CF Industries Holdings, Inc.	647,684
2,026	Dow Chemical Co. (The)	70,647
130	Eastman Chemical Co.	12,557
1,237	Ecolab, Inc.	61,850
18,357	EI du Pont de Nemours & Co.	943,917
594	FMC Corp.	52,017
124	International Flavors & Fragrances, Inc.	7,585
323	Lubrizol Corp.	43,476
2,527	Monsanto Co.	185,684
702	Mosaic Co. (The)	49,645
286	PPG Industries, Inc.	24,081
1,520	Praxair, Inc.	157,533
38	Sherwin-Williams Co. (The)	2,933
601	Sigma-Aldrich Corp.	40,327
		2,423,099
	Commercial Banks
4,809	BB&T Corp.	123,495
7,675	CIT Group, Inc. (a)	305,005
5,119	Fifth Third Bancorp	64,755
20,491	First Republic Bank (a)	580,305
3,103	PNC Financial Services Group, Inc.	168,462

See Notes to Financial Statements
34

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
25,968	Regions Financial Corp.	$158,145
10,708	SunTrust Banks, Inc.	262,239
12,411	US Bancorp	323,431
29,677	Wells Fargo & Co.	829,175
		2,815,012
	Commercial Services & Supplies
1,225	Avery Dennison Corp.	38,649
1,813	Cintas Corp.	59,013
3,568	Iron Mountain, Inc.	112,856
2,606	Pitney Bowes, Inc.	56,159
4,809	Republic Services, Inc.	139,605
2,662	RR Donnelley & Sons Co.	50,072
1,649	Stericycle, Inc. (a)	135,416
5,803	Waste Management, Inc.	182,737
		774,507
	Communications Equipment
56,740	Cisco Systems, Inc.	906,138
6,065	Juniper Networks, Inc. (a)	141,860
2,650	Motorola Mobility Holdings, Inc. (a)	59,307
971	Motorola Solutions, Inc. (a)	43,588
15,836	Qualcomm, Inc.	867,496
		2,018,389
	Computers & Peripherals
10,007	Apple, Inc. (a)	3,907,533
12,298	Dell, Inc. (a)	199,719
20,553	EMC Corp. (a)	536,022
12,298	Hewlett-Packard Co.	432,398
3,538	NetApp, Inc. (a)	168,126
44,190	SanDisk Corp. (a)	1,879,401
19,974	Western Digital Corp. (a)	688,304
		7,811,503

NUMBER OF SHARES		VALUE
	Construction & Engineering
1,484	Fluor Corp.	$94,278
21,926	Foster Wheeler AG (a)	594,195
1,391	Jacobs Engineering Group, Inc. (a)	54,444
1,628	KBR, Inc.	58,038
20,535	URS Corp. (a)	838,444
		1,639,399
	Consumer Finance
3,613	Capital One Financial Corp.	172,701
4,979	SLM Corp.	77,623
		250,324
	Containers & Packaging
915	Ball Corp.	35,502
866	Crown Holdings, Inc. (a)	33,263
282	Owens-Illinois, Inc. (a)	6,534
34,568	Sealed Air Corp.	744,249
		819,548
	Distributors
17,866	Genuine Parts Co.	949,757
40,000	Li & Fung Ltd. (d)	66,742
		1,016,499
	Diversified Consumer Services
815	Apollo Group, Inc. Class A (a)	41,427
3,600	H&R Block, Inc.	53,856
		95,283
	Diversified Financial Services
79,109	Bank of America Corp.	768,148
11,762	Citigroup, Inc. (See Note 6)	450,955
55,691	JPMorgan Chase & Co.	2,252,701

See Notes to Financial Statements
35

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
1,953	Leucadia National Corp.	$65,758
392	Moody's Corp.	13,959
2,195	NASDAQ OMX Group, Inc. (The) (a)	52,834
3,605	NYSE Euronext	120,623
		3,724,978
	Diversified Telecommunication Services
24,176	Verizon Communications, Inc.	853,171
	Electrical Equipment
650	AMETEK, Inc.	27,625
1,564	Cooper Industries PLC	81,813
20,703	Emerson Electric Co.	1,016,310
1,350	Rockwell Automation, Inc.	96,876
539	Roper Industries, Inc.	43,999
		1,266,623
	Electronic Equipment, Instruments & Components
20,375	Arrow Electronics, Inc. (a)	708,031
45,997	Corning, Inc.	731,812
4,380	TE Connectivity Ltd.	150,804
		1,590,647
	Energy Equipment & Services
3,478	Baker Hughes, Inc.	269,128
2,026	Cameron International Corp. (a)	113,334
2,026	FMC Technologies, Inc. (a)	92,385
8,101	Halliburton Co.	443,368
741	Helmerich & Payne, Inc.	51,166

NUMBER OF SHARES		VALUE
4,430	National Oilwell Varco, Inc.	$356,925
900	Noble Corp.	33,183
11,124	Schlumberger Ltd.	1,005,276
5,654	Tenaris SA	124,688
13,496	Tidewater, Inc.	733,373
5,889	Weatherford International Ltd. (a)	129,087
		3,351,913
	Food & Staples Retailing
8,667	Costco Wholesale Corp.	678,193
12,113	Kroger Co. (The)	301,250
11,597	Sysco Corp.	354,752
40,108	Wal-Mart Stores, Inc.	2,114,093
18,961	Walgreen Co.	740,237
2,867	Whole Foods Market, Inc.	191,229
		4,379,754
	Food Products
7,000	Archer-Daniels- Midland Co.	212,660
1,400	Bunge Ltd.	96,334
46,983	ConAgra Foods, Inc.	1,203,235
2,926	General Mills, Inc.	109,286
5,627	H.J. Heinz Co.	296,205
714	Hershey Co. (The)	40,298
1,400	JM Smucker Co. (The)	109,088
1,285	Kellogg Co.	71,677
18,930	Kraft Foods, Inc. Class A	650,813
856	Mead Johnson Nutrition Co.	61,093
3,000	Sara Lee Corp.	57,330
39,383	Smithfield Foods, Inc. (a)	867,214
3,000	Tyson Foods, Inc. Class A	52,680
		3,827,913

See Notes to Financial Statements
36

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Health Care Equipment & Supplies
7,765	Baxter International, Inc.	$451,690
1,939	Becton Dickinson and Co.	162,120
42,684	Boston Scientific Corp. (a)	305,617
8,335	Covidien PLC	423,335
781	CR Bard, Inc.	77,069
3,230	DENTSPLY International, Inc.	122,385
986	Edwards Lifesciences Corp. (a)	70,351
1,510	Hologic, Inc. (a)	28,041
380	Intuitive Surgical, Inc. (a)	152,209
13,927	Medtronic, Inc.	502,068
2,811	St. Jude Medical, Inc.	130,711
6,234	Stryker Corp.	338,756
1,208	Varian Medical Systems, Inc. (a)	75,814
4,227	Zimmer Holdings, Inc. (a)	253,705
		3,093,871
	Health Care Providers & Services
3,478	Aetna, Inc.	144,302
5,509	AmerisourceBergen Corp.	211,050
6,716	Cardinal Health, Inc.	293,892
2,273	CIGNA Corp.	113,127
6,808	Community Health Systems, Inc. (a)	175,919
34,814	Coventry Health Care, Inc. (a)	1,114,048
969	DaVita, Inc. (a)	80,950
4,156	Express Scripts, Inc. (a)	225,505
1,042	Henry Schein, Inc. (a)	69,251

NUMBER OF SHARES		VALUE
1,357	Humana, Inc.	$101,205
826	Laboratory Corp. of America Holdings (a)	74,968
4,342	McKesson Corp.	352,223
3,431	Medco Health Solutions, Inc. (a)	215,741
26,605	Omnicare, Inc.	811,452
1,272	Quest Diagnostics, Inc.	68,701
13,106	UnitedHealth Group, Inc.	650,451
19,523	Universal Health Services, Inc. Class B	969,122
4,369	WellPoint, Inc.	295,126
		5,967,033
	Health Care Technology
4,858	Allscripts Healthcare Solutions, Inc. (a)	88,173
1,546	Cerner Corp. (a)	102,793
		190,966
	Hotels, Restaurants & Leisure
2,423	Carnival Corp.	80,686
151	Chipotle Mexican Grill, Inc. (a)	49,012
743	Darden Restaurants, Inc.	37,744
1,459	International Game Technology	27,123
1,996	Las Vegas Sands Corp. (a)	94,171
1,897	Marriott International, Inc. Class A	61,652
12,745	McDonald's Corp.	1,102,188
1,732	MGM Resorts International (a)	26,170
1,600	Royal Caribbean Cruises Ltd. (a)	48,992

See Notes to Financial Statements
37

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
4,151	Starbucks Corp.	$166,414
961	Starwood Hotels & Resorts Worldwide, Inc.	52,817
410	Wynn Resorts Ltd.	63,009
18,388	Yum! Brands, Inc.	971,254
		2,781,232
	Household Durables
36,561	Toll Brothers, Inc. (a)	729,758
	Household Products
800	Church & Dwight Co., Inc.	32,272
800	Clorox Co.	57,272
2,700	Colgate-Palmolive Co.	227,826
400	Energizer Holdings, Inc. (a)	32,256
1,108	Kimberly-Clark Corp.	72,419
64,053	Procter & Gamble Co. (The)	3,938,619
		4,360,664
	Independent Power Producers & Energy Traders
22,387	NRG Energy, Inc. (a)	548,929
	Industrial Conglomerates
2,625	3M Co.	228,742
87,702	General Electric Co.	1,570,743
22,327	Tyco International Ltd.	988,863
		2,788,348
	Information Technology Services
5,302	Accenture PLC Class A	313,560
14,368	Automatic Data Processing, Inc.	739,808

NUMBER OF SHARES		VALUE
3,409	Cognizant Technology Solutions Corp. Class A (a)	$238,187
1,843	Fiserv, Inc. (a)	111,244
15,185	International Business Machines Corp.	2,761,392
1,053	Mastercard, Inc. Class A	319,322
2,782	Paychex, Inc.	78,536
3,409	Visa, Inc. Class A	291,606
8,924	Western Union Co. (The)	173,215
		5,026,870
	Insurance
6,992	Aflac, Inc.	322,052
14,949	Assurant, Inc.	532,483
18,048	Chubb Corp.	1,127,639
34,542	Fidelity National Financial, Inc.	563,035
19,355	Lincoln National Corp.	512,907
7,680	PartnerRe Ltd.	513,178
17,910	Principal Financial Group, Inc.	494,853
10,050	Prudential Financial, Inc.	589,734
29,097	Unum Group	709,676
		5,365,557
	Internet & Catalog Retail
781	Amazon.com, Inc. (a)	173,788
612	Expedia, Inc.	19,394
106	NetFlix, Inc. (a)	28,195
106	Priceline.com, Inc. (a)	56,991
		278,368
	Internet Software & Services
2,420	Akamai Technologies, Inc. (a)	58,613
11,031	eBay, Inc. (a)	361,265

See Notes to Financial Statements
38

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
1,870	Google, Inc. Class A (a)	$1,128,900
72,262	Yahoo!, Inc. (a)	946,632
		2,495,410
	Leisure Equipment & Products
1,000	Mattel, Inc.	26,660
	Life Sciences Tools & Services
1,800	Agilent Technologies, Inc. (a)	75,888
700	Illumina, Inc. (a)	43,715
2,475	Life Technologies Corp. (a)	111,449
5,224	Thermo Fisher Scientific, Inc. (a)	313,910
500	Waters Corp. (a)	43,945
		588,907
	Machinery
13,817	AGCO Corp. (a)	655,202
13,511	Caterpillar, Inc.	1,334,752
1,471	Cummins, Inc.	154,279
3,980	Danaher Corp.	195,458
3,377	Deere & Co.	265,128
511	Dover Corp.	30,900
1,894	Eaton Corp.	90,817
587	Flowserve Corp.	58,336
18,308	Illinois Tool Works, Inc.	911,738
1,471	Ingersoll-Rand PLC	55,045
819	Joy Global, Inc.	76,921
2,998	PACCAR, Inc.	128,344
893	Pall Corp.	44,275
600	Stanley Black & Decker, Inc.	39,462
		4,040,657
	Media
737	AMC Networks, Inc. (a)	27,409

NUMBER OF SHARES		VALUE
2,951	Cablevision Systems Corp.	$71,886
7,015	CBS Corp. Class B	192,001
27,585	Comcast Corp. Class A	657,503
9,757	DIRECTV Class A (a)	494,485
1,476	Discovery Communications, Inc. (a)	58,745
1,529	Discovery Communications, Inc. Class C (a)	55,090
5,050	Interpublic Group of Cos., Inc. (The)	49,540
1,266	Liberty Global, Inc. Series A (a)	52,919
1,240	Liberty Global, Inc. Series C (a)	49,563
3,494	McGraw-Hill Cos., Inc. (The)	145,350
19,858	News Corp. Class A	318,125
4,816	News Corp. Class B	79,464
3,494	Omnicom Group, Inc.	163,938
732	Scripps Networks Interactive, Inc. Class A	33,921
3,458	Time Warner Cable, Inc.	253,506
34,654	Time Warner, Inc.	1,218,435
5,873	Viacom, Inc. Class B	284,371
3,494	Virgin Media, Inc.	92,451
17,508	Walt Disney Co. (The)	676,159
		4,974,861
	Metals & Mining
63,149	Alcoa, Inc.	930,185
402	Allegheny Technologies, Inc.	23,392
660	Cliffs Natural Resources, Inc.	59,281

See Notes to Financial Statements
39

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
52,595	Commercial Metals Co.	$763,153
4,363	Freeport-McMoRan Copper & Gold, Inc.	231,065
10,684	Molycorp, Inc. (a)	679,823
2,310	Newmont Mining Corp.	128,459
1,131	Nucor Corp.	43,985
34,542	Steel Dynamics, Inc.	539,546
708	United States Steel Corp.	28,313
		3,427,202
	Multi-Utilities
28,427	CenterPoint Energy, Inc.	556,600
13,970	Integrys Energy Group, Inc.	701,434
		1,258,034
	Multiline Retail
32,223	Dollar General Corp. (a)	1,013,736
274	Dollar Tree, Inc. (a)	18,147
274	Family Dollar Stores, Inc.	14,552
781	Kohl's Corp.	42,728
33,279	Macy's, Inc.	960,765
612	Nordstrom, Inc.	30,698
1,815	Target Corp.	93,454
		2,174,080
	Office Electronics
5,800	Xerox Corp.	54,114
	Oil, Gas & Consumable Fuels
738	Alpha Natural Resources, Inc. (a)	31,520
18,115	Anadarko Petroleum Corp.	1,495,574
4,851	Apache Corp.	600,166
843	Arch Coal, Inc.	21,581

NUMBER OF SHARES		VALUE
29,386	Chesapeake Energy Corp.	$1,009,409
34,649	Chevron Corp.	3,604,189
848	Concho Resources Inc/Midland (a)	79,356
37,134	ConocoPhillips	2,673,277
1,894	Consol Energy, Inc.	101,518
4,594	Devon Energy Corp.	361,548
4,294	El Paso Corp.	88,242
2,212	EOG Resources, Inc.	225,624
1,308	EQT Corp.	83,032
50,107	Exxon Mobil Corp.	3,998,037
13,481	Hess Corp.	924,257
7,753	Marathon Oil Corp.	240,110
3,876	Marathon Petroleum Corp. (a)	169,730
1,199	Murphy Oil Corp.	77,000
610	Newfield Exploration Co. (a)	41,126
2,467	Noble Energy, Inc.	245,911
8,842	Occidental Petroleum Corp.	868,108
14,342	Peabody Energy Corp.	824,235
2,152	Petrohawk Energy Corp. (a)	82,185
1,129	Pioneer Natural Resources Co.	104,986
1,124	QEP Resources, Inc.	49,265
1,271	Range Resources Corp.	82,818
3,089	Southwestern Energy Co. (a)	137,646
9,358	Spectra Energy Corp.	252,853
1,536	Ultra Petroleum Corp. (a)	71,915
6,030	Valero Energy Corp.	151,474
11,106	Williams Cos., Inc. (The)	352,060
		19,048,752

See Notes to Financial Statements
40

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Paper & Forest Products
755	International Paper Co.	$22,424
28,565	MeadWestvaco Corp.	889,514
		911,938
	Personal Products
2,300	Avon Products, Inc.	60,329
600	Estee Lauder Cos., Inc. (The) Class A	62,946
		123,275
	Pharmaceuticals
52,090	Abbott Laboratories	2,673,259
13,988	Allergan, Inc.	1,137,364
62,371	Bristol-Myers Squibb Co.	1,787,553
9,758	Eli Lilly & Co.	373,731
6,627	Forest Laboratories, Inc. (a)	245,597
4,275	Hospira, Inc. (a)	218,538
25,899	Johnson & Johnson	1,677,996
29,004	Merck & Co., Inc.	989,907
2,200	Mylan, Inc. (a)	50,116
500	Perrigo Co.	45,155
74,591	Pfizer, Inc.	1,435,131
20,962	Watson Pharmaceuticals, Inc. (a)	1,407,179
		12,041,526
	Professional Services
965	Dun & Bradstreet Corp.	70,011
1,633	Equifax, Inc.	56,110
841	IHS, Inc. Class A (a)	61,973
1,654	Manpower, Inc.	83,560
2,849	Robert Half International, Inc.	78,005

NUMBER OF SHARES		VALUE
2,489	Verisk Analytics, Inc. Class A (a)	$82,884
		432,543
	Real Estate Investment Trusts (REITs)
2,408	Annaly Capital Management, Inc. REIT	40,406
1,871	AvalonBay Communities, Inc. REIT	251,070
2,074	Boston Properties, Inc. REIT	222,665
3,875	Equity Residential REIT	239,553
1,323	General Growth Properties, Inc. REIT	22,240
1,142	HCP, Inc. REIT	41,946
554	Health Care REIT, Inc. REIT	29,240
13,161	Host Hotels & Resorts, Inc. REIT	208,602
1,278	Kimco Realty Corp. REIT	24,320
454	Liberty Property Trust REIT	15,418
462	Macerich Co. (The) REIT	24,546
29,456	Plum Creek Timber Co., Inc. REIT	1,125,808
6,024	ProLogis, Inc. REIT	214,635
4,396	Public Storage REIT	525,893
298	Rayonier, Inc. REIT	19,206
303	Regency Centers Corp. REIT	13,611
5,897	Simon Property Group, Inc. REIT	710,647
503	Ventas, Inc. REIT	27,227
507	Vornado Realty Trust REIT	47,430

See Notes to Financial Statements
41

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
1,599	Weyerhaeuser Co.	$31,964
		3,836,427
	Real Estate Management & Development
8,315	CB Richard Ellis Group, Inc. Class A (a)	181,267
9,091	Lend Lease Group (Stapled Securities) (b)(c)	88,344
		269,611
	Road & Rail
3,291	CSX Corp.	80,860
312	JB Hunt Transport Services, Inc.	14,115
24,502	Norfolk Southern Corp.	1,854,801
1,296	Union Pacific Corp.	132,814
		2,082,590
	Semiconductors & Semiconductor Equipment
32,127	Applied Materials, Inc.	395,804
22,798	Broadcom Corp. Class A (a)	845,122
64,781	Intel Corp.	1,446,560
42,243	NVIDIA Corp. (a)	584,221
200	Texas Instruments, Inc.	5,950
		3,277,657
	Software
36,180	Adobe Systems, Inc. (a)	1,002,910
2,206	BMC Software, Inc. (a)	95,343
4,824	CA, Inc.	107,575
1,630	Citrix Systems, Inc. (a)	117,425

NUMBER OF SHARES		VALUE
3,409	Intuit, Inc. (a)	$159,200
79,063	Microsoft Corp.	2,166,326
64,736	Oracle Corp.	1,979,627
18,177	Red Hat, Inc. (a)	764,888
1,053	Salesforce.com, Inc. (a)	152,380
7,722	Symantec Corp. (a)	147,182
		6,692,856
	Specialty Retail
232	Abercrombie & Fitch Co. Class A	16,964
232	Advance Auto Parts, Inc.	12,753
106	AutoZone, Inc. (a)	30,258
675	Bed Bath & Beyond, Inc. (a)	39,481
908	Best Buy Co., Inc.	25,061
675	CarMax, Inc. (a)	21,580
507	GameStop Corp. Class A (a)	11,955
55,777	Gap, Inc. (The)	1,075,938
25,251	Home Depot, Inc.	882,017
3,610	Lowe's Cos., Inc.	77,904
781	Ltd. Brands, Inc.	29,569
274	O'Reilly Automotive, Inc. (a)	16,303
274	PetSmart, Inc.	11,787
274	Ross Stores, Inc.	20,761
1,921	Staples, Inc.	30,851
155,684	Talbots, Inc. (a)	538,667
401	Tiffany & Co.	31,915
1,140	TJX Cos., Inc.	63,042
274	Urban Outfitters, Inc. (a)	8,916
		2,945,722
	Textiles, Apparel & Luxury Goods
9,564	VF Corp.	1,117,075

See Notes to Financial Statements
42

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

NUMBER OF SHARES		VALUE
	Tobacco
22,580	Altria Group, Inc.	$593,854
1,600	Lorillard, Inc.	169,952
38,896	Philip Morris International, Inc.	2,768,228
3,700	Reynolds American, Inc.	130,240
		3,662,274
	Trading Companies & Distributors
2,098	Fastenal Co.	70,597
556	WW Grainger, Inc.	82,494
		153,091
	Total United States	158,407,354
	Total Common Stocks (Cost $279,125,137)	309,361,362
	Commodity Linked Security (4.0%)
	United States
20,802,000	Deutsche Bank AG Series 0005 (Cost $21,466,086) (e)(f)	22,347,589
	Investment Companies (1.1%)
71,100	iShares MSCI Emerging Markets Index Fund	3,352,365
114,200	Technology Select Sector SPDR Fund	2,947,502
	Total Investment Companies (Cost $6,283,551)	6,299,867

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Corporate Bonds (10.2%)
	Australia (0.8%)
	Basic Materials
$250	FMG Resources August 2006 Pty Ltd. (e) 6.375% 02/01/16	$255,312
95	FMG Resources August 2006 Pty Ltd. (e) 6.875% 02/01/18	99,275
200	Rio Tinto Finance USA Ltd. 9.00% 05/01/19	272,929
		627,516
	Communications
260	Telstra Corp. Ltd. (e) 4.80% 10/12/21	267,633
	Consumer, Cyclical
195	Wesfarmers Ltd. (e) 2.983% 05/18/16	198,137
	Consumer, Non-Cyclical
195	Woolworths Ltd. (e) 4.00% 09/22/20	196,808
	Finance
65	Commonwealth Bank of Australia (e) 5.00% 03/19/20	69,222
245	Macquarie Bank Ltd. (e) 6.625% 04/07/21	253,402
235	Macquarie Group Ltd. (e) 6.00% 01/14/20	237,969
235	National Australia Bank Ltd. (e) 3.00% 07/27/16	236,158
325	QBE Capital Funding III Ltd. (e) 7.25% (g) 05/24/41	331,801

See Notes to Financial Statements
43

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$90	Westpac Banking Corp. 3.00% 12/09/15	$91,980
			1,220,532
		Information Technology
EUR	400	Australia & New Zealand Banking Group Ltd. 5.125% 09/10/19	593,541
	$500	Commonwealth Bank of Australia (e) 2.90% 09/17/14	529,451
	355	Commonwealth Bank of Australia (e) 5.00% 10/15/19	378,618
	400	National Australia Bank Ltd. (e) 3.375% 07/08/14	427,720
	245	Westpac Banking Corp. 4.20% 02/27/15	261,865
			2,191,195
		Total Australia	4,701,821
		Belgium (0.1%)
		Consumer Staples
	85	Anheuser-Busch InBev Worldwide, Inc. 5.00% 04/15/20	95,587
EUR	200	Ontex IV SA 7.50% 04/15/18	276,603
		Total Belgium	372,190
		Brazil (0.3%)
		Basic Materials
	185	Vale Overseas Ltd. 5.625% 09/15/19	204,383
	50	Vale Overseas Ltd. 6.875% 11/10/39	58,080
			262,463

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Energy
EUR	330	Petrobras International Finance Co. 5.75% 01/20/20	$363,502
		Finance
	465	Banco Bradesco SA (e) 4.125% 05/16/16	474,765
	290	Banco Votorantim SA (e) 5.25% 02/11/16	299,425
			774,190
		Total Brazil	1,400,155
		Canada (0.3%)
		Basic Materials
	$255	Barrick North America Finance LLC (e) 4.40% 05/30/21	265,354
	220	Teck Resources Ltd. 10.25% 05/15/16	264,257
			529,611
		Finance
	380	Brookfield Asset Management, Inc. 5.80% 04/25/17	418,498
		Industrials
	65	Bombardier, Inc. (e) 7.50% 03/15/18	73,125
	135	Bombardier, Inc. (e) 7.75% 03/15/20	152,550
			225,675
		Information Technology
	615	Bank of Montreal (e) 2.85% 06/09/15	643,569
		Total Canada	1,817,353

See Notes to Financial Statements
44

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		France (0.9%)
		Communications
	$145	Vivendi SA (e) 6.625% 04/04/18	$166,822
		Consumer Discretionary
EUR	333	Cie Generale des Etablissements Michelin 0.00% 01/01/17	563,987
		Consumer Staples
	250	Europcar Groupe SA 4.92% (g) 05/15/13	348,448
		Finance
	400	Banque Federative du Credit Mutuel 3.00% 10/29/15	567,315
	$455	BNP Paribas SA 5.00% 01/15/21	468,178
EUR	300	BNP Paribas SA 5.431% 09/07/17	458,373
	300	Credit Agricole SA 3.90% 04/19/21	385,687
	350	Credit Agricole SA 5.875% 06/11/19	528,550
	250	Societe Generale SA 6.125% 08/20/18	385,606
	150	Societe Generale SA (h) 6.999% (g) 12/19/17	201,525
			2,995,234
		Industrials
	200	Lafarge SA 5.50% 12/16/19	293,082
		Utilities
	450	RTE EDF Transport SA 5.125% 09/12/18	722,583
		Total France	5,090,156

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Germany (0.2%)
		Communications
	$150	Deutsche Telekom International Finance BV 8.75% 06/15/30	$207,390
		Consumer, Cyclical
	45	Daimler Finance North America LLC 8.50% 01/18/31	63,094
		Finance
EUR	400	Deutsche Bank AG 5.00% 06/24/20	588,559
		Information Technology
	300	Kreditanstalt fuer Wiederaufbau 1.50% 07/30/14	475,039
		Total Germany	1,334,082
		Ireland (0.2%)
		Industrials
	250	Ardagh Glass Finance PLC 8.75% 02/01/20	353,837
		Information Technology
	200	Smurfit Kappa Acquisitions 7.75% 11/15/19	294,564
		Utilities
	$200	Iberdrola Finance Ireland Ltd. (e) 5.00% 09/11/19	200,280
		Total Ireland	848,681
		Italy (0.7%)
		Communications
	225	Telecom Italia Capital SA 7.175% 06/18/19	238,513

See Notes to Financial Statements
45

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
EUR	400	Telecom Italia Finance SA 7.75% 01/24/33	$599,921
			838,434
		Finance
	500	Finmeccanica Finance SA 8.125% 12/03/13	793,780
	400	Intesa Sanpaolo SpA 4.125% 04/14/20	524,777
	$100	Intesa Sanpaolo SpA (e) 6.50% 02/24/21	103,681
EUR	500	UniCredit SpA 4.375% 02/10/14	712,068
	300	UniCredit SpA 5.75% 09/26/17	422,913
			2,557,219
		Utilities
	$650	Enel Finance International N.V. (e) 5.125% 10/07/19	649,823
		Total Italy	4,045,476
		Luxembourg (0.1%)
		Basic Materials
	390	ArcelorMittal 9.85% 06/01/19	508,343
		Industrials
EUR	200	Wind Acquisition Finance SA 11.75% 07/15/17	318,273
		Total Luxembourg	826,616
		Mexico (0.1%)
		Finance
	$625	BBVA Bancomer SA (e) 4.50% 03/10/16	641,406

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Netherlands (0.5%)
		Finance
EUR	400	ABN Amro Bank 3.625% 10/06/17	$560,572
	$335	Aegon N.V. 4.625% 12/01/15	357,026
EUR	300	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 3.75% 11/09/20	406,369
			1,323,967
		Industrials
	250	HeidelbergCement Finance BV 7.50% 04/03/20	376,288
	200	OI European Group BV 6.75% 09/15/20	285,225
			661,513
		Information Technology
	$600	ING Bank N.V. (e) 3.90% 03/19/14	645,095
		Total Netherlands	2,630,575
		Russia (0.0%)
		Energy
	100	Gazprom OAO Via Gaz Capital SA (e) 6.51% 03/07/22	109,500
		South Africa (0.1%)
		Communications
	330	Sable International Finance Ltd. (e) 7.75% 02/15/17	331,650
		Spain (0.2%)
		Communications
EUR	200	Telefonica Emisiones SAU 3.661% 09/18/17	273,055

See Notes to Financial Statements
46

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$415	Telefonica Europe BV 8.25% 09/15/30	$496,765
			769,820
		Finance
EUR	350	Gas Natural Capital Markets SA 4.125% 01/26/18	473,982
		Total Spain	1,243,802
		Sweden (0.1%)
		Finance
	480	Nordea Bank AB 4.00% 03/29/21	649,913
		Switzerland (0.2%)
		Finance
	$175	ABB Treasury Center USA, Inc. (e) 2.50% 06/15/16	178,094
	90	Credit Suisse 6.00% 02/15/18	97,419
	110	Credit Suisse AG 5.40% 01/14/20	113,472
			388,985
		Information Technology
	250	UBS AG 3.875% 01/15/15	262,858
	195	UBS AG 5.875% 12/20/17	217,925
			480,783
		Total Switzerland	869,768
		United Kingdom (1.5%)
		Basic Materials
	390	Anglo American Capital PLC (e) 9.375% 04/08/19	525,011

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Communications
	$100	WPP Finance 8.00% 09/15/14	$117,193
		Consumer, Non-Cyclical
	155	BAT International Finance PLC (e) 9.50% 11/15/18	209,816
EUR	350	Imperial Tobacco Finance PLC 8.375% 02/17/16	602,404
			812,220
		Diversified
	200	Mondi Finance PLC 5.75% 04/03/17	291,498
		Finance
	650	Abbey National Treasury Services PLC 3.625% 10/14/16	935,577
	$265	Abbey National Treasury Services PLC (e) 3.875% 11/10/14	270,294
EUR	200	Barclays Bank PLC 6.00% 01/23/18	288,353
	250	Barclays Bank PLC 6.00% 01/14/21	349,307
	$140	Barclays Bank PLC 6.75% 05/22/19	158,281
	385	HBOS PLC (e) 6.75% 05/21/18	386,444
	150	Lloyds TSB Bank PLC (e) 5.80% 01/13/20	152,515
EUR	300	Lloyds TSB Bank PLC 6.375% 06/17/16	462,241
	$525	Nationwide Building Society (e) 6.25% 02/25/20	565,383

See Notes to Financial Statements
47

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$450	Royal Bank of Scotland PLC (The) 4.875% 03/16/15	$467,385
			4,035,780
		Industrials
EUR	300	BAA Funding Ltd. 4.60% 02/15/18	447,641
	150	Rexam PLC 6.75% (g) 06/29/67	210,685
			658,326
		Information Technology
	200	FCE Bank PLC 7.125% 01/15/13	297,438
	400	HSBC Holdings PLC 6.00% 06/10/19	618,971
	250	Lloyds TSB Bank PLC 6.50% 03/24/20	336,589
	150	Royal Bank of Scotland PLC (The) 5.50% 03/23/20	213,605
	$160	Standard Chartered PLC (e) 3.85% 04/27/15	167,865
			1,634,468
		Utilities
	375	PPL WEM Holdings PLC (e) 3.90% 05/01/16	392,801
		Total United Kingdom	8,467,297
		United States (3.9%)
		Basic Materials
	200	Georgia-Pacific LLC 7.75% 11/15/29	241,227
	275	Georgia-Pacific LLC 8.875% 05/15/31	358,452
	280	International Paper Co. 7.50% 08/15/21	342,693
			942,372

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Communications
$210	AT&T, Inc. 6.30% 01/15/38	$233,202
205	CBS Corp. 8.875% 05/15/19	267,601
40	CenturyLink, Inc. 6.45% 06/15/21	41,328
170	Comcast Corp. 5.15% 03/01/20	189,851
105	Comcast Corp. 5.70% 05/15/18	119,938
50	Comcast Corp. 6.45% 03/15/37	55,727
95	DirecTV Holdings LLC/DirecTV Financing Co., Inc. 5.875% 10/01/19	108,515
90	DirecTV Holdings LLC/DirecTV Financing Co., Inc. 7.625% 05/15/16	97,861
380	Frontier Communications Corp. 8.50% 04/15/20	418,950
225	NBC Universal Media LLC (e) 4.375% 04/01/21	230,462
135	News America, Inc. (e) 4.50% 02/15/21	135,226
145	Omnicom Group, Inc. 4.45% 08/15/20	149,593
125	Qwest Corp. 6.875% 09/15/33	124,375
145	SBA Telecommunications, Inc. 8.25% 08/15/19	157,325
105	Time Warner Cable, Inc. 6.75% 06/15/39	120,747

See Notes to Financial Statements
48

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$75	Verizon Communications, Inc. 4.60% 04/01/21	$80,766
125	Verizon Communications, Inc. 8.95% 03/01/39	185,551
250	Viacom, Inc. 6.875% 04/30/36	293,800
		3,010,818
	Consumer Staples
200	Anheuser-Busch InBev Worldwide, Inc. 4.125% 01/15/15	217,974
45	Anheuser-Busch InBev Worldwide, Inc. 5.375% 11/15/14	50,836
235	Philip Morris International, Inc. 5.65% 05/16/18	274,098
60	Quest Diagnostics, Inc. 3.20% 04/01/16	62,743
		605,651
	Consumer, Cyclical
400	Chrysler Group LLC/CG Co-Issuer, Inc. (e) 8.00% 06/15/19	389,000
416	CVS Pass-Through Trust 6.036% 12/10/28	442,436
175	Home Depot, Inc. 5.40% 09/15/40	175,193
400	Home Depot, Inc. 5.875% 12/16/36	435,276
90	JC Penney Co., Inc. 5.65% 06/01/20	89,550
151	JC Penney Corp., Inc. 6.375% 10/15/36	135,523

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$265	QVC, Inc. (e) 7.125% 04/15/17	$285,537
		1,952,515
	Consumer, Non-Cyclical
85	Altria Group, Inc. 4.125% 09/11/15	91,864
185	Altria Group, Inc. 9.25% 08/06/19	247,262
330	ARAMARK Corp. 8.50% 02/01/15	344,850
395	Boston Scientific Corp. 6.00% 01/15/20	450,919
115	Bunge Ltd. Finance Corp. 8.50% 06/15/19	143,126
304	Celgene Corp. 3.95% 10/15/20	305,666
135	ConAgra Foods, Inc. 8.25% 09/15/30	165,053
75	Constellation Brands, Inc. 7.25% 09/01/16	83,063
484	Gilead Sciences, Inc. (e) 1.00% 05/01/14	544,500
		2,376,303
	Energy
125	Kinder Morgan Energy Partners LP 5.95% 02/15/18	143,075
190	Plains All American Pipeline LP/PAA Finance Corp. 6.70% 05/15/36	215,253
190	Plains All American Pipeline LP/PAA Finance Corp. 8.75% 05/01/19	245,492
		603,820

See Notes to Financial Statements
49

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Finance
$160	American International Group, Inc. 6.40% 12/15/20	$175,850
350	Bank of America Corp. 5.65% 05/01/18	370,909
180	Bear Stearns Cos. LLC (The) 6.40% 10/02/17	208,134
305	Bear Stearns Cos. LLC (The) 7.25% 02/01/18	367,431
455	Capital One Bank, USA NA 8.80% 07/15/19	573,131
245	Citigroup, Inc. (See Note 6) 6.125% 05/15/18	274,133
720	Citigroup, Inc. (See Note 6) 8.50% 05/22/19	906,154
235	Farmers Exchange Capital (e) 7.05% 07/15/28	248,815
275	General Electric Capital Corp. 5.30% 02/11/21	293,684
465	General Electric Capital Corp. 5.625% 05/01/18	519,791
635	General Electric Capital Corp. 6.00% 08/07/19	719,084
275	Genworth Financial, Inc. 7.20% 02/15/21	258,844
775	Goldman Sachs Group, Inc. (The) 6.15% 04/01/18	854,963

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$255	Goldman Sachs Group, Inc. (The) 6.75% 10/01/37	$255,843
135	Harley-Davidson Funding Corp. (e) 6.80% 06/15/18	156,807
240	Health Care REIT, Inc. 6.125% 04/15/20	264,749
250	Jefferies Group, Inc. 3.875% 11/09/15	256,741
75	JPMorgan Chase & Co. 6.00% 01/15/18	85,147
1,280	Merrill Lynch & Co., Inc., MTN 6.875% 04/25/18	1,434,326
85	NASDAQ OMX Group, Inc. (The) 5.55% 01/15/20	86,848
150	Prudential Financial, Inc., MTN 6.625% 12/01/37	168,961
200	Reinsurance Group of America, Inc. 6.45% 11/15/19	226,732
125	Santander Holdings USA, Inc. 4.625% 04/19/16	129,278
435	SLM Corp., MTN 6.25% 01/25/16	455,628
		9,291,983
	Industrials
155	Agilent Technologies, Inc. 5.50% 09/14/15	174,275
70	AT&T, Inc. 6.55% 02/15/39	80,449
65	CenturyLink, Inc., Series Q 6.15% 09/15/19	66,968

See Notes to Financial Statements
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Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$240	CRH America, Inc. 6.00% 09/30/16	$269,127
230	DISH DBS Corp. 7.125% 02/01/16	246,675
255	L-3 Communications Corp. 4.75% 07/15/20	262,718
255	Thermo Fisher Scientific, Inc. 4.50% 03/01/21	274,990
60	Verizon Communications, Inc. 5.85% 09/15/35	65,391
150	Verizon Communications, Inc. 6.35% 04/01/19	180,874
		1,621,467
	Information Technology
75	Boston Properties LP 5.875% 10/15/19	84,643
265	Prudential Financial, Inc. 4.75% 09/17/15	288,612
		373,255
	Technology
145	KLA-Tencor Corp. 6.90% 05/01/18	167,058
670	Microsoft Corp. (e) 0.00% 06/15/13	695,962
		863,020
	Utilities
135	NRG Energy, Inc. 8.50% 06/15/19	141,075
	Total United States	21,782,279
	Total Corporate Bonds (Cost $53,727,434)	57,162,720

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Sovereign (13.7%)
		Australia (0.3%)
AUD	1,600	Treasury Corp. of Victoria 5.75% 11/15/16	$1,817,303
		Bermuda (0.0%)
	$240	Bermuda Government International Bond (e) 5.603% 07/20/20	267,777
		Canada (1.1%)
EUR	300	Canada Government International Bond 3.50% 01/13/20	454,947
CAD	3,600	Canadian Government Bond 4.25% 06/01/18	4,212,993
	$600	Province of Ontario Canada 4.00% 10/07/19	642,162
EUR	600	Province of Ontario Canada 4.00% 12/03/19	907,370
		Total Canada	6,217,472
		Croatia (0.1%)
	$300	Croatia Government International Bond 6.75% 11/05/19	317,302
		Denmark (0.1%)
DKK	3,300	Denmark Government Bond 4.00% 11/15/17	703,264
		France (0.8%)
EUR	1,900	French Treasury Note BTAN 4.50% 07/12/12	2,812,689

See Notes to Financial Statements
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PRINCIPAL AMOUNT IN THOUSANDS			VALUE
EUR	1,000	Government of France OAT 4.00% 04/25/18	$1,551,118
		Total France	4,363,807
		Germany (1.7%)
	2,200	Bundesobligation 2.75% 04/08/16	3,306,688
	1,150	Bundesrepublik Deutschland 3.25% 07/04/15	1,758,018
	50	Bundesrepublik Deutschland 3.50% 07/04/19	78,029
	350	Bundesrepublik Deutschland 4.25% 07/04/39	587,808
	2,050	Bundesrepublik Deutschland 4.75% 07/04/34	3,618,063
		Total Germany	9,348,606
		Hungary (0.1%)
	600	Republic of Hungary 5.75% 06/11/18	851,363
		Indonesia (0.1%)
	$250	Indonesia Government International Bond 11.625% 03/04/19	376,875
		Italy (1.7%)
EUR	2,400	Italy Buoni Poliennali Del Tesoro 2.50% 07/01/12	3,421,104
	850	Italy Buoni Poliennali Del Tesoro 3.00% 06/15/15	1,135,468
	1,800	Italy Buoni Poliennali Del Tesoro 4.00% 02/01/17	2,431,541

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
EUR	1,100	Italy Buoni Poliennali Del Tesoro 4.50% 02/01/18	$1,490,237
	800	Italy Buoni Poliennali Del Tesoro 5.00% 08/01/39	959,722
	$330	Republic of Italy 6.875% 09/27/23	359,662
		Total Italy	9,797,734
		Japan (3.6%)
JPY	345,000	Government of Japan 1.70% 06/20/33	4,317,961
	110,000	Japan Finance Organization for Municipal Enterprises 1.90% 06/22/18	1,546,728
	140,000	Japan Government Ten Year Bond 1.30% 12/20/13	1,866,965
	380,000	Japan Government Ten Year Bond 1.40% 09/20/15	5,156,884
	395,000	Japan Government Ten Year Bond 1.70% 06/20/18	5,506,342
	120,000	Japan Government Ten Year Bond 1.90% 06/20/16	1,674,206
		Total Japan	20,069,086
		Korea, Republic of (0.1%)
	$100	Export - Import Bank of Korea 4.125% 09/09/15	106,041
	200	Korea Development Bank 4.375% 08/10/15	212,675

See Notes to Financial Statements
52

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Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$150	Republic of Korea 7.125% 04/16/19	$184,866
		Total Korea, Republic of	503,582
		Luxembourg (0.4%)
JPY	145,000	European Investment Bank 2.15% 01/18/27	2,010,860
		Mexico (0.5%)
MXN	24,400	Mexican Bonos 10.00% 12/05/24	2,646,171
		Netherlands (0.5%)
EUR	100	Government of Netherlands 4.00% 01/15/37	157,347
	1,800	Netherlands Government Bond 4.00% 07/15/19	2,834,891
		Total Netherlands	2,992,238
		Norway (0.1%)
NOK	3,500	Kingdom of Norway 6.50% 05/15/13	698,119
		Poland (0.6%)
PLN	5,200	Poland Government Bond 5.25% 10/25/17	1,849,736
	3,400	Poland Government Bond 6.25% 10/24/15	1,273,506
		Total Poland	3,123,242
		South Africa (0.3%)
ZAR	12,500	South Africa Government Bond 7.25% 01/15/20	1,766,048

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Sweden (0.3%)
SEK	8,300	Sweden Government Bond 4.50% 08/12/15	$1,441,029
		United Kingdom (1.3%)
GBP	500	United Kingdom Gilt 2.75% 01/22/15	863,087
	600	United Kingdom Gilt 4.00% 09/07/16	1,093,411
	2,450	United Kingdom Gilt 4.25% 06/07/32	4,217,293
	750	United Kingdom Gilt 4.50% 03/07/13	1,307,065
		Total United Kingdom	7,480,856
		Total Sovereign (Cost $69,527,427)	76,792,734
		Municipal Bonds (0.1%)
		Georgia (0.1%)
		Municipal Electric Authority of Georgia
	160	6.637% 04/01/57	160,394
	295	6.655% 04/01/57	289,498
		Total Georgia	449,892
		Illinois (0.0%)
	$145	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.184% 01/01/34	155,537
		Total Municipal Bonds (Cost $603,725)	605,429

See Notes to Financial Statements
53

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Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Agency Fixed Rate Mortgages (3.6%)
	Federal Home Loan Mortgage Corporation, Gold Pools:
$1,088	6.00% 11/01/37 - 02/01/38	$1,200,425
312	6.50% 05/01/32 - 09/01/32	355,184
	Federal National Mortgage Association, August TBA:
700	4.00% (i)	711,156
3,400	4.50% (i)	3,549,813
975	5.00% (i)	1,040,660
1,400	5.50% (i)	1,517,250
	Conventional Pools:
1,597	5.00% 09/01/40	1,706,807
1,514	5.50% 06/01/38	1,643,266
1,847	6.00% 03/01/37 - 10/01/38	2,041,526
83	6.50% 12/01/29	94,995
792	7.00% 12/01/17 - 02/01/31	917,399
	Government National Mortgage Association, August TBA:
2,065	4.00% (i)	2,135,339
	Various Pools:
2,907	4.50% 04/15/39 - 08/15/39	3,109,444
321	5.50% 08/15/39	357,140
	Total Agency Fixed Rate Mortgages (Cost $20,058,462)	20,380,404

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Asset-Backed Securities (0.5%)
$101	ARI Fleet Lease Trust (e) 1.637% (g) 08/15/18	$101,358
120	Chesapeake Funding LLC (e) 2.187% (g) 12/15/20	120,488
825	CNH Equipment Trust 1.20% 05/16/16	829,645
525	Ford Credit Floorplan Master Owner Trust (e) 1.887% (g) 02/15/17	544,660
430	FUEL Trust (e) 4.207% 04/15/16	437,578
325	GE Dealer Floorplan Master Note Trust (e) 1.737% (g) 10/20/14	329,584
425	SLM Student Loan Trust (e) 4.37% 04/17/28	445,514
	Total Asset-Backed Securities (Cost $2,751,499)	2,808,827
	U.S. Treasury Securities (3.8%)
8,500	U.S. Treasury Bond Principal STRIPS 0.00% 11/15/24	5,238,320
	U.S. Treasury Bonds
220	3.50% 02/15/39	197,691
1,120	4.375% 11/15/39	1,169,175
2,900	6.875% 08/15/25	4,034,173
	U.S. Treasury Notes
7,720	3.125% 05/15/19	8,180,189
2,600	3.375% 11/15/19	2,784,844
	Total U.S. Treasury Securities (Cost $20,348,104)	21,604,392

See Notes to Financial Statements
54

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Portfolio of Investments  ■  July 31, 2011 continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Commercial Mortgage Backed Securities (1.0%)
	United States
$500	Banc of America Commercial Mortgage, Inc. 5.657% (g) 04/10/49	$463,220
440	Bear Stearns Commercial Mortgage Securities 5.363% 02/11/44	406,979
820	Citigroup Commercial Mortgage Trust (See Note 6) 5.698% (g) 12/10/49	819,959
230	DBUBS Mortgage Trust (e) 5.002% 11/10/46	239,362
	Greenwich Capital Commercial Funding Corp.
800	5.475% 03/10/39	781,007
1,315	5.867% (g) 12/10/49	1,216,219
	JP Morgan Chase Commercial Mortgage Securities Corp.
425	5.742% (g) 02/12/49	415,358
335	5.894% (g) 02/12/51	335,020
425	6.059% (g) 02/15/51	414,681
510	LB-UBS Commercial Mortgage Trust 6.167% (g) 09/15/45	501,452
	Total Commercial Mortgage Backed Securities (Cost $5,776,464)	5,593,257

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (7.6%)
	U.S. Treasury Security (0.4%)
$2,060	U.S. Treasury Bill (Cost $2,059,866) (j)(k) 0.01% 09/22/11	$2,059,866
NUMBER OF SHARES (000)
	Investment Company (7.2%)
40,758	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $40,758,101)	40,758,101
	Total Short-Term Investments (Cost $42,817,967)	42,817,967
Total Investments (Cost $522,485,856) (l)(m)(n)	100.6%	565,774,548
Liabilities in Excess of Other Assets	(0.6)	(3,540,481)
Net Assets	100.0%	$562,234,067

  ADR  American Depositary Receipt.

  BTAN  Bons du Trésor à Intérets Annuels (Treasury Bill Annual Interest)

  CVA  Certificaten Van Aandelen.

  GDR  Global Depositary Receipt.

  MTN  Medium Term Note.

  OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

  PPS  Price Protected Shares.

  REIT  Real Estate Investment Trust.

  SDR  Swedish Depositary Receipt.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  TBA  To Be Announced.

  (a)  Non-income producing security.

See Notes to Financial Statements
55

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Portfolio of Investments  ■  July 31, 2011 continued

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (d)  Security trades on the Hong Kong exchange.

  (e)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (f)  Security is linked to the Dow Jones UBS Commodities Index Total Return. The index is currently comprised of futures contracts on nineteen physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

  (g)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on July 31, 2011.

  (h)  Perpetual - Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at July 31, 2011.

  (i)  Security is subject to delayed delivery.

  (j)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

  (k)  A portion of this security has been physically segregated in connection with open futures and swap agreements.

  (l)  The market value and percentage of net assets, $126,403,630 and 22.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

  (m)  Securities have been designated as collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange, futures and swap agreements.

  (n)  The aggregate cost for federal income tax purposes is $529,533,419. The aggregate gross unrealized appreciation is $48,086,689 and the aggregate gross unrealized depreciation is $11,845,560 resulting in net unrealized appreciation of $36,241,129.

See Notes to Financial Statements
56

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Foreign Currency Exchange Contracts Open at July 31, 2011:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA	CAD	5,824,361		$6,005,580	08/18/11	$(88,216)
Bank of America NA	MYR	1,252,307		$417,784	08/18/11	(3,647)
Deutsche Bank AG London	EUR	1,314,519		$1,836,318	08/18/11	(51,863)
Deutsche Bank AG London	KRW	3,479,106,911		$3,280,784	08/18/11	(15,346)
JPMorgan Chase Bank	NOK	3,557,217		$635,789	08/18/11	(24,244)
JPMorgan Chase Bank	SEK	10,764,967		$1,636,818	08/18/11	(72,804)
JPMorgan Chase Bank		$14,759,127	CNY	95,321,821	08/18/11	46,358
Royal Bank of Scotland	MXN	20,469,198		$1,731,003	08/18/11	(10,376)
Royal Bank of Scotland		$395,796	CZK	6,866,631	08/18/11	12,291
Royal Bank of Scotland		$1,253,418	ILS	4,349,046	08/18/11	16,338
Royal Bank of Scotland		$649,422	THB	19,765,167	08/18/11	12,352
State Street Bank and Trust Co.		$121,285	NOK	678,539	08/18/11	4,617
State Street Bank and Trust Co.		$5,114,339	TWD	147,165,113	08/18/11	(10,182)
UBS AG	AUD	314,208		$331,546	08/18/11	(12,991)
UBS AG	BRL	647,459		$409,758	08/18/11	(6,006)
UBS AG	GBP	3,699,599		$5,883,325	08/18/11	(188,394)
UBS AG	JPY	596,121,250		$7,726,942	08/18/11	(18,062)
UBS AG	NZD	3,309,808		$2,702,872	08/18/11	(203,006)
UBS AG	SGD	3,966,617		$3,293,220	08/18/11	(1,152)
UBS AG		$9,748,144	CAD	9,454,491	08/18/11	143,711
UBS AG		$939,300	CHF	782,521	08/18/11	55,180
UBS AG		$9,270,949	HKD	72,255,082	08/18/11	842
UBS AG		$3,305,454	INR	147,390,203	08/18/11	20,210
UBS AG		$4,276,269	JPY	339,857,319	08/18/11	139,270
UBS AG		$5,108,741	KRW	5,426,248,830	08/18/11	32,124
UBS AG		$1,471,731	MXN	17,401,376	08/18/11	8,659
UBS AG		$2,944,734	RUB	82,909,275	08/18/11	49,984
UBS AG		$5,109,820	SGD	6,267,455	08/18/11	95,453
UBS AG		$685,795	TRY	1,139,592	08/18/11	(13,339)
UBS AG		$3,742,366	ZAR	25,895,301	08/18/11	123,390
Bank of America NA	PLN	1,600,000		$552,372	08/25/11	(21,279)
Bank of America NA		$1,434,195	SEK	9,400,000	08/25/11	58,103
Bank of America NA		$574,233	SGD	702,000	08/25/11	8,804
Bank of America NA		$444,547	THB	13,500,000	08/25/11	7,180
Goldman Sachs International		$829,014	CAD	795,000	08/25/11	2,634
UBS AG	EUR	456,227		$652,769	08/25/11	(2,458)
UBS AG	EUR	149,218		$214,262	08/25/11	(43)
UBS AG	EUR	1,203,573		$1,701,214	08/25/11	(27,342)
UBS AG	EUR	670,000		$946,576	08/25/11	(15,669)
UBS AG		$1,602,796	CHF	1,330,000	08/25/11	87,642
UBS AG		$1,797,912	CLP	843,850,000	08/25/11	40,814
UBS AG		$69,634	EUR	49,190	08/25/11	1,011
UBS AG		$1,903,635	EUR	1,328,000	08/25/11	3,621

See Notes to Financial Statements
57

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COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG		$2,229,621	GBP	1,396,000	08/25/11	$61,306
UBS AG		$12,614,099	JPY	996,274,124	08/25/11	331,040
UBS AG		$948,377	JPY	75,000,000	08/25/11	26,140
UBS AG		$948,767	JPY	75,000,000	08/25/11	25,750
UBS AG		$758,701	JPY	60,000,000	08/25/11	20,912
UBS AG		$138,704	JPY	10,943,750	08/25/11	3,494
UBS AG		$2,652,259	KRW	2,835,000,000	08/25/11	32,289
UBS AG		$2,121,122	MYR	6,434,000	08/25/11	42,935
UBS AG		$1,757,631	RUB	50,125,000	08/25/11	51,562
UBS AG		$864,699	TWD	24,960,000	08/25/11	1,034
UBS AG	ZAR	8,480,000		$1,237,414	08/25/11	(27,223)
Net Unrealized Appreciation						$753,408

Futures Contracts Open at July 31, 2011:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
99	Long	Hang Seng China ENT Index, August 2011	$7,838,069	$(126,809)
59	Long	KOSPI 200 Index, September 2011	7,782,818	(74,149)
4	Long	10 yr. Japan Government Bond, September 2011	7,369,228	44,684
75	Long	U.S. Dollar Index, September 2011	5,552,700	11,100
32	Long	German Euro Bobl, September 2011	5,495,163	136,563
170	Long	MSCI Taiwan Index, August 2011	5,093,200	(45,900)
34	Long	U.S. Treasury 5 yr. Note, September 2011	4,129,141	80,937
60	Long	E-mini MSCI Emerging Market Index, September 2011	3,442,500	32,270
78	Long	FTSE/JSE top 40, September 2011	3,235,197	(80,416)
48	Long	SGX MSCI Singapore Index, August 2011	2,907,665	1,595
52	Long	CAC 40 Index, August 2011	2,744,794	(116,935)

See Notes to Financial Statements
58

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NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
81	Long	MEX BOLSA Index, September 2011	$2,492,047	$57,003
8	Long	DAX Index, September 2011	2,063,675	10,489
168	Long	SGX CNX Nifty Index, August 2011	1,844,808	(32,678)
13	Long	IBEX 35 Index, August 2011	1,793,157	16,593
15	Long	FTSE 100 Index, September 2011	1,424,246	12,680
20	Long	NIKKEI 225 Index, September 2011	1,275,573	35,944
8	Long	Hang Seng Index, August 2011	1,145,790	(9,649)
10	Long	TOPIX Index, September 2011	1,092,420	43,645
5	Long	UK Long Gilt Bond, September 2011	1,026,646	11,901
10	Long	BOVESPA Index, August 2011	381,075	(33,988)
2	Short	FTSE MIB Index, September 2011	(264,821)	26,367
126	Short	Euro Stoxx 50 Index, September 2011	(4,841,259)	90,062
23	Short	U.S. Treasury 2 yr. Note, September 2011	(5,058,203)	(13,191)
38	Short	German Euro Bund, September 2011	(7,117,939)	(277,408)
63	Short	U.S. Treasury 30 yr. Bond, September 2011	(8,071,875)	(275,133)
263	Short	S&P 500 E-Mini Index, September 2011	(16,942,460)	(57,471)
155	Short	U.S. Treasury 10 yr. Note, September 2011	(19,481,562)	(584,749)
		Net Unrealized Depreciation		$(1,116,643)

See Notes to Financial Statements
59

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Interest Rate Swap Agreements Open at July 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA		$16,350	3 Month LIBOR	Pay	0.80%	10/28/13	$(87,316)
Bank of America NA		6,855	3 Month LIBOR	Receive	2.10	10/28/17	44,576
Barclays Bank PLC	SEK	271,024	3 Month STIBOR	Receive	2.76	07/29/12	16,164
Barclays Bank PLC		317,510	3 Month STIBOR	Pay	2.89	07/29/13	(62,075)
			Net Unrealized Depreciation				$(88,651)

Zero Coupon Swap Agreements Open at July 31, 2011:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC	$2,645	3 Month LIBOR	Receive	11/15/19	$(745,662)
Barclays Bank PLC	3,134	3 Month LIBOR	Pay	11/15/19	289,598
Goldman Sachs	2,162	3 Month LIBOR	Receive	11/15/24	(101,366)
JP Morgan Chase Bank	3,046	3 Month LIBOR	Receive	11/15/24	(66,782)
		Net Unrealized Depreciation			$(624,212)

  LIBOR  London Interbank Offered Rate.

  STIBOR  Stockholm Interbank Offered Rate.

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

CHF  Swiss Franc.

CLP  Chilean Peso.

CNY  Chinese Yuan Renminbi.

CZK  Czech Koruna.

DKK  Danish Krone.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

ILS  Israeli Shekel.

INR  Indian Rupee.

JPY  Japanese Yen.

KRW  South Korean Won.

MXN  Mexican New Peso.

MYR  Malaysian Ringgit.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

PLN  Polish Zloty.

RUB  Russian Ruble.

SEK  Swedish Krona.

SGD  Singapore Dollar.

THB  Thai Baht.

TRY  Turkish Lira.

TWD  Taiwan Dollar.

USD  United States Dollar.

ZAR  South African Rand.

See Notes to Financial Statements
60

Morgan Stanley Global Strategist Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2011

Assets:
Investments in securities, at value (cost $479,434,271)	$522,565,246
Investments in affiliates, at value (cost $43,051,585)	43,209,302
Total investments in securities, at value (cost $522,485,856)	565,774,548
Unrealized appreciation on open swap agreements	350,338
Unrealized appreciation on open foreign currency exchange contracts	1,567,050
Cash (including foreign currency valued at $1,013,161 with a cost of $860,804)	1,020,984
Due from broker	5,043,868
Receivable for:
Investments sold	2,755,084
Interest	1,987,469
Dividends	402,206
Foreign withholding taxes reclaimed	183,073
Shares of beneficial interest sold	61,460
Interest and dividends from affiliates	19,511
Prepaid expenses and other assets	52,683
Total Assets	579,218,274
Liabilities:
Unrealized depreciation on open swap agreements	1,063,201
Unrealized depreciation on open foreign currency exchange contracts	813,642
Payable for:
Investments purchased	11,141,782
Shares of beneficial interest redeemed	2,329,528
Variation margin	589,010
Transfer agent fee	253,832
Investment advisory fee	204,153
Distribution fee	166,775
Administration fee	38,886
Accrued expenses and other payables	383,398
Total Liabilities	16,984,207
Net Assets	$562,234,067
Composition of Net Assets:
Paid-in-capital	$490,885,035
Net unrealized appreciation	42,372,033
Accumulated undistributed net investment income	10,979,960
Accumulated undistributed net realized gain	17,997,039
Net Assets	$562,234,067
Class A Shares:
Net Assets	$457,332,799
Shares Outstanding (unlimited shares authorized, $.01 par value)	27,374,435
Net Asset Value Per Share	$16.71
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$17.64
Class B Shares:
Net Assets	$34,374,444
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,051,521
Net Asset Value Per Share	$16.76
Class C Shares:
Net Assets	$43,410,922
Shares Outstanding (unlimited shares authorized, $.01 par value)	2,622,688
Net Asset Value Per Share	$16.55
Class I Shares:
Net Assets	$27,115,902
Shares Outstanding (unlimited shares authorized, $.01 par value)	1,618,271
Net Asset Value Per Share	$16.76

See Notes to Financial Statements
61

Morgan Stanley Global Strategist Fund

Financial Statements continued

Statement of Operations

For the year ended July 31, 2011

Net Investment Income: Income
Dividends (net of $467,145 foreign withholding tax)	$7,769,874
Interest (net of $38,813 foreign withholding tax)	6,383,328
Interest and dividends from affiliates (Note 6)	283,250
Total Income	14,436,452
Expenses
Investment advisory fee (Note 4)	2,490,804
Distribution fee (Class A shares) (Note 5)	1,179,621
Distribution fee (Class B shares) (Note 5)	478,139
Distribution fee (Class C shares) (Note 5)	437,357
Transfer agent fees and expenses	608,897
Administration fee (Note 4)	474,439
Custodian fees	207,800
Shareholder reports and notices	180,437
Professional fees	153,926
Trustees' fees and expenses	27,875
Other	200,905
Total Expenses	6,440,200
Less: rebate from Morgan Stanley affiliates (Note 6)	(106,249)
Net Expenses	6,333,951
Net Investment Income	8,102,501
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	26,443,090
Investments in affiliates (Note 6)	28,633
Futures contracts	6,745,081
Swap agreements	(1,606,071)
Foreign currency exchange contracts	11,564,428
Foreign currency translation	(2,943,600)
Net Realized Gain	40,231,561
Change in Unrealized Appreciation/Depreciation on:
Investments	27,850,504
Investments in affiliates (Note 6)	(137,258)
Futures contracts	(2,361,193)
Swap agreements	908,901
Foreign currency exchange contracts	(1,433,827)
Foreign currency translation	114,371
Net Change in Unrealized Appreciation/Depreciation	24,941,498
Net Gain	65,173,059
Net Increase	$73,275,560

See Notes to Financial Statements
62

Morgan Stanley Global Strategist Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED JULY 31, 2011	FOR THE YEAR ENDED JULY 31, 2010^
Increase (Decrease) in Net Assets: Operations:
Net investment income	$8,102,501	$6,745,498
Net realized gain	40,231,561	122,393,285
Net change in unrealized appreciation/depreciation	24,941,498	(79,569,479)
Net Increase	73,275,560	49,569,304
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(3,087,669)	(7,592,642)
Class B shares	(116,860)	(595,284)
Class C shares	(127,307)	(368,480)
Class I shares	(268,166)	(504,638)
Net realized gain
Class A shares	(67,021,038)	—
Class B shares	(7,180,925)	—
Class C shares	(6,220,483)	—
Class I shares	(4,887,059)	—
Total Dividends and Distributions	(88,909,507)	(9,061,044)
Net decrease from transactions in shares of beneficial interest	(7,101,105)	(70,662,343)
Net Decrease	(22,735,052)	(30,154,083)
Net Assets:
Beginning of period	584,969,119	615,123,202
End of Period (Including accumulated undistributed net investment income of $10,979,960 and dividends in excess of net investment income of ($2,419,594), respectively)	$562,234,067	$584,969,119

^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

See Notes to Financial Statements
63

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Notes to Financial Statements  ■  July 31, 2011

1. Organization and Accounting Policies

Morgan Stanley Global Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return on its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) commodity-linked notes are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated

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Notes to Financial Statements  ■  July 31, 2011 continued

fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The

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Notes to Financial Statements  ■  July 31, 2011 continued

Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund recognizes the tax effects of a tax position taken or expected to be taken in a tax return only if it is more likely than not to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold must continue to be met in each reporting period to support continued recognition of the benefit. The difference between the tax benefit recognized in the financial statements for a tax position taken and the tax benefit claimed in the income tax return is referred to as an unrecognized tax benefit. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in "other expenses" in the Statement of Operations. Each of the tax years in the four-year period ended July 31, 2011 remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When a Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or designates such assets as segregated on a Fund's records. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

H. Structured Investments — The Fund may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

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Notes to Financial Statements  ■  July 31, 2011 continued

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

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Notes to Financial Statements  ■  July 31, 2011 continued

The following is a summary of the inputs used as of July 31, 2011 in valuing the Fund's investments carried at fair value:

		FAIR VALUE MEASUREMENTS AT JULY 31, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Aerospace & Defense	$3,891,014	$3,093,653	$797,361	—
Air Freight & Logistics	673,252	318,510	354,742	—
Airlines	138,113	—	138,113	—
Auto Components	2,943,553	1,844,341	1,099,212	—
Automobiles	5,758,828	1,340,473	4,418,355	—
Beverages	5,826,674	3,315,298	2,511,376	—
Biotechnology	1,538,847	1,257,493	281,354	—
Building Products	895,885	—	895,885	—
Capital Markets	6,038,900	3,391,890	2,647,010	—
Chemicals	8,333,335	3,316,221	5,017,114	—
Commercial Banks	22,430,622	8,509,141	13,921,481	—
Commercial Services & Supplies	1,569,147	774,507	794,640	—
Communications Equipment	2,954,151	2,176,178	777,973	—
Computers & Peripherals	8,261,093	7,811,503	449,590	—
Construction & Engineering	2,609,983	1,801,241	808,742	—
Construction Materials	382,155	—	382,155	—
Consumer Finance	250,324	250,324	—	—
Containers & Packaging	937,875	819,548	118,327	—
Distributors	1,016,499	949,757	66,742	—
Diversified Consumer Services	123,103	123,103	—	—
Diversified Financial Services	5,496,551	3,830,834	1,665,717	—
Diversified Telecommunication Services	5,075,217	1,319,466	3,755,751	—
Electric Utilities	4,063,892	418,756	3,645,136	—
Electrical Equipment	3,362,456	1,266,623	2,095,833	—
Electronic Equipment, Instruments & Components	3,229,392	1,590,647	1,638,745	—
Energy Equipment & Services	4,245,152	3,227,225	1,017,927	—
Food & Staples Retailing	7,616,947	4,526,721	3,090,226	—
Food Products	8,443,281	4,004,816	4,438,465	—
Gas Utilities	785,152	—	785,152	—

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Notes to Financial Statements  ■  July 31, 2011 continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Health Care Equipment & Supplies	$4,091,018	$3,093,871	$997,147	—
Health Care Providers & Services	6,197,490	5,967,033	230,457	—
Health Care Technology	190,966	190,966	—	—
Hotels, Restaurants & Leisure	3,677,551	3,034,696	642,855	—
Household Durables	1,804,700	1,163,405	641,295	—
Household Products	5,167,508	4,360,664	806,844	—
Independent Power Producers & Energy Traders	695,299	624,121	71,178	—
Industrial Conglomerates	5,198,623	2,788,348	2,410,275	—
Information Technology Services	5,474,455	5,209,164	265,291	—
Insurance	12,298,438	6,661,688	5,636,750	—
Internet & Catalog Retail	419,953	278,368	141,585	—
Internet Software & Services	2,593,226	2,495,410	97,816	—
Leisure Equipment & Products	134,678	26,660	108,018	—
Life Sciences Tools & Services	684,096	588,907	95,189	—
Machinery	7,754,644	4,119,450	3,635,194	—
Marine	442,247	—	442,247	—
Media	6,975,575	5,274,509	1,701,066	—
Metals & Mining	16,165,335	7,741,695	8,423,640	—
Multi-Utilities	2,975,721	1,258,034	1,717,687	—
Multiline Retail	2,674,894	2,174,080	500,814	—
Office Electronics	913,764	54,114	859,650	—
Oil, Gas & Consumable Fuels	36,081,534	24,860,600	11,220,934	—
Paper & Forest Products	1,340,440	911,938	428,502	—
Personal Products	983,786	209,647	774,139	—
Pharmaceuticals	21,845,405	12,731,705	9,113,700	—
Professional Services	1,016,981	432,543	584,438	—
Real Estate Investment Trusts (REITs)	5,516,044	3,836,427	1,679,617	—
Real Estate Management & Development	2,547,915	527,722	2,020,193	—
Road & Rail	4,273,103	2,726,556	1,546,547	—
Semiconductors & Semiconductor Equipment	3,949,772	3,277,657	672,115	—
Software	7,900,801	6,692,856	1,207,945	—
Specialty Retail	3,864,420	2,945,722	918,698	—

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Notes to Financial Statements  ■  July 31, 2011 continued

		FAIR VALUE MEASUREMENTS AT JULY 31, 2011 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL INVESTMENTS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Textiles, Apparel & Luxury Goods	$2,635,397	$1,117,075	$1,518,322	—
Tobacco	5,727,721	3,662,274	2,065,447	—
Trading Companies & Distributors	1,968,029	153,091	1,814,938	—
Transportation Infrastructure	567,826	111,392	456,434	—
Wireless Telecommunication Services	3,720,614	377,075	3,343,539	—
Total Common Stocks	309,361,362	182,957,732	126,403,630	—
Commodity Linked Security	22,347,589	—	22,347,589	—
Investment Company	6,299,867	6,299,867	—	—
Corporate Bonds	57,162,720	—	57,162,720	—
Sovereign	76,792,734	—	76,792,734	—
Municipal Bonds	605,429	—	605,429	—
Agency Fixed Rate Mortgages	20,380,404	—	20,380,404	—
Asset-Backed Securities	2,808,827	—	2,808,827	—
U.S. Treasury Securities	21,604,392	—	21,604,392	—
Commercial Mortgage Backed Securities	5,593,257	—	5,593,257	—
Short-Term Investments
U.S. Treasury Security	2,059,866	—	2,059,866	—
Investment Company	40,758,101	40,758,101	—	—
Total Short-Term Investments	42,817,967	40,758,101	2,059,866	—
Foreign Currency Exchange Contracts	1,567,050	—	1,567,050	—
Futures	611,833	611,833	—	—
Interest Rate Swaps	60,740	—	60,740	—
Zero Coupon Swaps	289,598	—	289,598	—
Total Assets	$568,303,769	$230,627,533	$337,676,236	—
Liabilities:
Foreign Currency Exchange Contracts	(813,642)	—	(813,642)	—
Futures	(1,728,476)	(1,728,476)	—	—
Interest Rate Swaps	(149,391)	—	(149,391)	—
Zero Coupon Swaps	(913,810)	—	(913,810)	—
Total Liabilities	$(3,605,319)	$(1,728,476)	$(1,876,843)	—
Total	$564,698,450	$228,899,057	$335,799,393	—

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Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of July 31, 2011, securities with a total value of $125,861,412 transferred from Level 1 to Level 2. At July 31, 2011 the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3. Derivatives

The Fund uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency.

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Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

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The Fund's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where a Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" on the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of July 31, 2011.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$274,085	†	Variation margin	$(1,150,481)†
	Unrealized appreciation on open swap agreements	350,338		Unrealized depreciation on open swap agreements	(1,063,201)
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	1,567,050		Unrealized depreciation on open foreign currency exchange contracts	(813,642)
Equity Risk	Variation margin	337,748	†	Variation margin	(577,995)†
		$2,529,221			$(3,605,319)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

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The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended July 31, 2011 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(611,773)	—	$(557,190)
Credit Risk	—	—	(52,790)
Foreign Currency Risk	—	$11,564,428	—
Equity Risk	7,356,854	—	(996,091)
Total	$6,745,081	$11,564,428	$(1,606,071)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(542,413)	—	$857,253
Credit Risk	—	—	51,648
Foreign Currency Risk	—	$(1,433,827)	—
Equity Risk	(1,818,780)	—	—
Total	$(2,361,193)	$(1,433,827)	$908,901

For year ended July 31, 2011, the Fund's the average monthly original value of futures contracts was $172,441,639, the average monthly notional value of swap agreements was $136,492,866 and the average monthly principal amount of foreign currency exchange contracts was $169,117,294.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

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5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $11,850,182 at July 31, 2011.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended July 31, 2011, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2011, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,092, $25,621 and $4,271, respectively, and received $132,076 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/maturities/prepayments of investment securities, excluding short-term investments, for the year ended July 31, 2011 aggregated $619,871,158 and $621,609,056, respectively. Included in the aforementioned are purchases and sales/maturities/prepayments of U.S. Government securities of $147,853,100 and $153,710,295, respectively.

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The Fund invests in Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio. For the year ended July 31, 2011, advisory fees paid were reduced by $2,376 relating to the Fund's investment in the Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio.

A summary of the Fund's transactions in shares of the Morgan Stanley Institutional Fund, Inc. – Emerging Markets Portfolio during the year ended July 31, 2011 is as follows:

VALUE JULY 31, 2010	PURCHASES AT COST	SALES PROCEEDS	REALIZED LOSS	INCOME	VALUE JULY 31, 2011
$—	$1,300,000	$1,211,752	$(88,248)	$—	$—

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended July 31, 2011, advisory fees paid were reduced by $103,873 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended July 31, 2011 is as follows:

VALUE JULY 31, 2010	PURCHASES AT COST	SALES PROCEEDS	DIVIDEND INCOME	VALUE JULY 31, 2011
$115,269,385	$242,548,680	$317,059,964	$174,294	$40,758,101

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers which may be deemed to be affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for the year ended July 31, 2011:

PURCHASES	SALES	REALIZED GAIN	DIVIDEND/ INTEREST INCOME	VALUE
$1,588,668	$2,187,491	$116,881	$108,956	$2,451,201

For the year ended July 31, 2011, the Fund incurred brokerage commissions of $545 with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed affiliates of the Adviser, Administrator and Distributor under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

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Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At July 31, 2011, the Fund had an accrued pension liability of $67,531, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by subprime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

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The Fund may invest in structured investments, which involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JULY 31, 2011		FOR THE YEAR ENDED JULY 31, 2010
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,186,337	$20,370,023	2,666,468	$45,553,257
Conversion from Class B	1,064,787	17,997,024	213,970	3,668,628
Reinvestment of dividends and distributions	4,315,526	68,314,776	433,251	7,428,957
Redeemed	(5,728,042)	(97,173,000)	(4,994,013)	(85,274,484)
Net increase (decrease) — Class A	838,608	9,508,823	(1,680,324)	(28,623,642)
CLASS B SHARES
Sold	170,638	2,924,036	348,022	5,974,962
Conversion to Class A	(1,059,825)	(17,997,024)	(212,961)	(3,668,628)
Reinvestment of dividends and distributions	439,740	7,013,859	33,064	570,595
Redeemed	(804,055)	(13,970,971)	(2,389,608)	(41,014,879)
Net decrease — Class B	(1,253,502)	(22,030,100)	(2,221,483)	(38,137,950)
CLASS C SHARES
Sold	272,489	4,663,812	360,587	6,110,412
Reinvestment of dividends and distributions	395,595	6,234,588	21,119	361,046
Redeemed	(448,643)	(7,564,471)	(467,106)	(7,919,714)
Net increase (decrease) — Class C	219,441	3,333,929	(85,400)	(1,448,256)
CLASS I SHARES
Sold	508,455	8,796,516	99,690	1,697,831
Reinvestment of dividends and distributions	273,430	4,336,592	29,110	499,590
Redeemed	(675,080)	(11,046,865)	(272,343)	(4,649,916)
Net increase (decrease) — Class I	106,805	2,086,243	(143,543)	(2,452,495)
Net decrease in Fund	(88,648)	$(7,101,105)	(4,130,750)	$(70,662,343)

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9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JULY 31, 2011	FOR THE YEAR ENDED JULY 31, 2010
Ordinary income	$9,018,539	$9,061,044
Long-term capital gains	79,890,968	—
Total distributions	$88,909,507	$9,061,044

As of July 31, 2011, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$26,409,119
Undistributed long-term gains	9,472,663
Net accumulated earnings	35,881,782
Temporary differences	(75,267)
Net unrealized appreciation	35,542,517
Total accumulated earnings	$71,349,032

As of July 31, 2011, the Fund had temporary book/tax differences primarily attributable to mark-to-market of open futures and forward foreign currency exchange contracts and passive foreign investment companies ("PFICs"), capital loss deferrals on straddles and wash sales and book amortization of premiums on debt securities.

Permanent differences, primarily due to foreign currency gains, losses on paydowns and swaps and tax adjustments on debt securities and PFICs sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN-CAPITAL
$8,897,055	($8,897,055)	$—

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10. Expense Offset

The Fund has entered into an arrangement with State Street ("Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

11. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

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Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JULY 31,
	2011		2010^		2009^		2008^		2007^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.33		$16.23		$18.07		$20.57		$19.74
Income (loss) from investment operations:
Net investment income(1)	0.25		0.21		0.25		0.45		0.50
Net realized and unrealized gain (loss)	1.87		1.17		(1.74)		(1.23)		2.07
Total income (loss) from investment operations	2.12		1.38		(1.49)		(0.78)		2.57
Less dividends and distributions from:
Net investment income	(0.12)		(0.28)		(0.30)		(0.49)		(0.51)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.74)		(0.28)		(0.35)		(1.72)		(1.74)
Net asset value, end of period	$16.71		$17.33		$16.23		$18.07		$20.57
Total Return(2)	13.13%		8.52%		(8.06)%		(4.27)%		13.30%
Ratios to Average Net Assets(3):
Total expenses	0.96	%(4)	0.91	%(4)	0.95	%(4)	0.90	%(4)	0.92	%(4)
Net investment income	1.47	%(4)	1.24	%(4)	1.64	%(4)	2.30	%(4)	2.44	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$457,333		$459,742		$457,914		$504,350		$553,395
Portfolio turnover rate	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
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	FOR THE YEAR ENDED JULY 31,
	2011		2010^		2009^		2008^		2007^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.42		$16.30		$18.14		$20.63		$19.79
Income (loss) from investment operations:
Net investment income(1)	0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	1.88		1.18		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	2.00		1.26		(1.61)		(0.93)		2.42
Less dividends and distributions from:
Net investment income	(0.04)		(0.14)		(0.18)		(0.33)		(0.35)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.66)		(0.14)		(0.23)		(1.56)		(1.58)
Net asset value, end of period	$16.76		$17.42		$16.30		$18.14		$20.63
Total Return(2)	12.28%		7.74%		(8.77)%		(5.02)%		12.50%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.66	%(4)	1.67	%(4)
Net investment income	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.54	%(4)	1.69	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$34,374		$57,559		$90,105		$175,410		$276,329
Portfolio turnover rate	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
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Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2011		2010^		2009^		2008^		2007^
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.24		$16.15		$17.99		$20.48		$19.66
Income (loss) from investment operations:
Net investment income(1)	0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	1.86		1.16		(1.74)		(1.22)		2.06
Total income (loss) from investment operations	1.98		1.24		(1.60)		(0.92)		2.41
Less dividends and distributions from:
Net investment income	(0.05)		(0.15)		(0.19)		(0.34)		(0.36)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.67)		(0.15)		(0.24)		(1.57)		(1.59)
Net asset value, end of period	$16.55		$17.24		$16.15		$17.99		$20.48
Total Return(2)	12.23%		7.76%		(8.78)%		(4.94)%		12.47%
Ratios to Average Net Assets(3):
Total expenses	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.64	%(4)(5)	1.64	%(4)
Net investment income	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.56	%(4)(5)	1.72	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$43,411		$41,439		$40,203		$44,664		$48,192
Portfolio turnover rate	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been 1.65% and 1.55%, respectively.

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements
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Morgan Stanley Global Strategist Fund

Financial Highlights continued

	FOR THE YEAR ENDED JULY 31,
	2011		2010^		2009^		2008^		2007^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$17.35		$16.25		$18.10		$20.59		$19.76
Income (loss) from investment operations:
Net investment income(1)	0.30		0.25		0.29		0.51		0.55
Net realized and unrealized gain (loss)	1.87		1.17		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	2.17		1.42		(1.46)		(0.72)		2.62
Less dividends and distributions from:
Net investment income	(0.14)		(0.32)		(0.34)		(0.54)		(0.56)
Net realized gain	(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(2.76)		(0.32)		(0.39)		(1.77)		(1.79)
Net asset value, end of period	$16.76		$17.35		$16.25		$18.10		$20.59
Total Return(2)	13.38%		8.84%		(7.86)%		(4.02)%		13.62%
Ratios to Average Net Assets(3):
Total expenses	0.71	%(4)	0.66	%(4)	0.70	%(4)	0.66	%(4)	0.67	%(4)
Net investment income	1.72	%(4)	1.49	%(4)	1.89	%(4)	2.54	%(4)	2.69	%(4)
Rebate from Morgan Stanley affiliate	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$27,116		$26,228		$26,901		$27,823		$66,753
Portfolio turnover rate	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

See Notes to Financial Statements
84

Morgan Stanley Global Strategist Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Strategist Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Strategist Fund (the "Fund"), including the portfolio of investments, as of July 31, 2011, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2010 and the financial highlights four years ended July 31, 2010 were audited by another independent registered public accounting firm whose report, dated September 29, 2010, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Strategist Fund as of July 31, 2011, the results of its operations and changes in net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 22, 2011

85

Morgan Stanley Global Strategist Fund

Change in Independent Registered Public Accounting Firm (unaudited)

On June 7, 2011, Deloitte & Touche LLP were dismissed as Independent Registered Public Accounting Firm of the Fund.

The reports of Deloitte & Touche LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

On June 7, 2011, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new Independent Registered Public Accounting Firm.

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Morgan Stanley Global Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

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Morgan Stanley Global Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies.  In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

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Morgan Stanley Global Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

89

Morgan Stanley Global Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

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Morgan Stanley Global Strategist Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Morgan Stanley Global Strategist Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) February 2005 through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the joint staff as Director of Political — Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

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Morgan Stanley Global Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor Funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

93

Morgan Stanley Global Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

94

Morgan Stanley Global Strategist Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Management Inc. (the "Adviser") (the "Retail Funds") or Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser (as of December 31, 2010) and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

95

Morgan Stanley Global Strategist Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (49) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Management Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

  *  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

96

Morgan Stanley Global Strategist Fund

2011 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended July 31, 2011. For corporate shareholders, 8.18% of the dividends qualified for the dividend received deduction. The Fund designated and paid $79,890,968 as a long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended July 31, 2011. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $7,755,372 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

97

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution Inc., member FINRA.

© 2011 Morgan Stanley

SRTANN
IU11-01976P-Y07/11

INVESTMENT MANAGEMENT

Morgan Stanley
Global Strategist Fund

Annual Report

July 31, 2011

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219886
Kansas City, Missouri 64121

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

INVESTMENT MANAGEMENT

Morgan Stanley
Global Strategist Fund

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2012 Morgan Stanley

Semiannual Report

January 31, 2012

SRTSAN
IU12-00513P-Y01/12

Morgan Stanley Global Strategist Fund

Welcome Shareholder	3

Fund Report	4

Performance Summary	7

Expense Example	8

Portfolio of Investments	9

Statement of Assets and Liabilities	61

Statement of Operations	62

Statements of Changes in Net Assets	63

Notes to Financial Statements	64

Financial Highlights	80

U.S. Privacy Policy	84

2

Welcome Shareholder,

We are pleased to provide this semiannual report, in which you will learn how your investment in Morgan Stanley Global Strategist Fund performed during the latest six-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

3

Fund Report (unaudited)

For the six months ended January 31, 2012

Total Return for the 6 Months Ended January 31, 2012
Class A	Class B	Class C	Class I	MSCI All Country World Index[1]	Barclays Capital U.S. Government/ Credit Index[2]	Lipper Global Flexible Portfolio Funds Index[3]
-2.63%	-3.02%	-2.92%	-2.51%	-4.80%	5.05%	-3.66%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Global equities experienced significant volatility during the period under review, as uncertainty surrounding economic growth contributed to a plunge in equity markets worldwide. In the U.S., Congress passed a last minute bill to raise the debt ceiling, but not before Standard & Poor's downgraded U.S. government debt from AAA to AA+. Fears over the impact of global austerity on growth ultimately prompted a significant de-rating in risk markets. However, the postponement of fiscal consolidation and marked improvement in U.S. economic data subsequently pointed to a better growth outlook than had been feared.

Specifically, as 2011 came to a close, U.S. gross domestic product (GDP) rose to a 2.8 percent rate of growth while the unemployment rate fell to a three-year low of 8.5 percent. On the fiscal policy front, Congress reached a late agreement on a two-month extension of the payroll tax cut, indicating a smaller fiscal drag set for the first half of 2012. In Europe, despite a series of endless summits, no comprehensive solution emerged to address the fundamental solvency problems facing the monetary bloc. Adding to the problems already on the table, Italy found itself the latest victim of market tension, as its 10-year government bond yield climbed past the 7 percent mark. Furthermore, eurozone economic data weakened significantly, implying a technical recession (two consecutive quarters of negative growth) had begun. In response, the European Central Bank (ECB) eased funding conditions, twice cutting interest rates and introducing a longer-term refinancing operation (LTRO). These measures were well received by the markets, although they ultimately addressed only symptoms of the underlying cause (liquidity) rather than the cause itself (solvency).

In the emerging markets, the general theme was further moderation in growth and inflation pressures. Policymakers responded with more accommodative policy stances, with Brazil proactively cutting rates, China lowering its reserve requirement ratio and India refraining from further rate hikes, even in the face of rampant inflation. While global equity markets recouped a portion of their early losses, the MSCI All Country World Index finished a difficult six-month period down 4.80 percent.

Performance Analysis

All share classes of Morgan Stanley Global Strategist Fund outperformed the MSCI All Country World Index (the "Index") and the Lipper Global Flexible Portfolio Funds Index, and underperformed the Barclays Capital U.S. Government/Credit Index for the 6 months ended January 31, 2012, assuming no deduction of applicable sales charges.

The Fund's outperformance versus both the Lipper category and the all-equity Index can be attributed to asset allocation decisions (relative to the peer group) consisting

4

of a slight overweight position to global equities, a slight underweight to fixed income, and an equal weight in commodities. (As a reminder, the Fund's target benchmark weights consist of 55% global equities, 35% global fixed income, and 5% each in commodities and cash.) Within the equity exposure, an underweight position in peripheral Europe and India proved beneficial to returns, as did our underweight to U.S. government-issued debt in the fixed income portion of the Fund. Our currency exposures to the U.S. dollar, at the expense of both the euro and the Mexican peso, also provided positive incremental returns. Within our sector weights, an overweight position in European consumer staples and an underweight to global financials contributed to relative returns.

Detractors from relative performance included lower exposures to U.S. equities, underweights in more defensive sectors such as utilities, and a long position in the Canadian dollar, relative to the U.S. dollar.

The Fund maintained a relatively balanced asset allocation blend throughout the period under review, with global equity exposures averaging 62 percent, global fixed income exposures averaging 28 percent, commodities exposure averaging 5 percent, and cash ranging from 4 to 1 percent.

The Fund's asset allocation on January 31, 2012, based on actual asset class exposures in both cash securities and derivative instruments, stood at 63.5 percent global equities, 28.4 percent global fixed income, 5.1 percent diversified commodities and 3.0 percent cash equivalents.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 01/31/12
Deutsche Bank AG, Series 0005	5.0%
U.S. Treasury Notes	1.8
Japan Government Thirty Year Bond	1.3
Japan Government Ten Year Bond	1.1
Canadian Government Bond	1.0
United Kingdom Gilt	1.0
U.S. Treasury Bonds	0.9
French Treasury Note BTAN	0.8
Japan Government Ten Year Bond	0.8
Bundesrepublik Deutschland	0.8
PORTFOLIO COMPOSITION as of 01/31/12*
Common Stocks	53.9%
Sovereign	15.3
Corporate Bonds	10.8
Agency Fixed Rate Mortgages	5.6
Commodity Linked Security	5.2
U.S. Treasury Securities	3.9
Short-Term Investments	2.3
Investment Companies	1.3
Commercial Mortgage Backed Securities	0.9
Asset-Backed Securities	0.7
Municipal Bonds	0.1

* Does not include open long/short futures contracts with an underlying face amount of $104,492,518 and net unrealized appreciation of $925,052. Also does not include open swap agreements with net unrealized appreciation of $93,003 and open foreign currency exchange contracts with net unrealized depreciation of $200,463.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings are as a percentage of net assets and portfolio composition is as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

Investment Strategy

The Fund's Adviser, Morgan Stanley Investment Management Inc., seeks to achieve the Fund's investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts ("REITs"), and rights and warrants to purchase equity securities. Fixed income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies, or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Performance Summary (unaudited)

Average Annual Total Returns—Period Ended January 31, 2012
Symbol	Class A Shares* (since 07/28/97) SRTAX		Class B Shares** (since 10/31/88) SRTBX		Class C Shares† (since 07/28/97) SRTCX		Class I Shares†† (since 07/28/97) SRTDX
1 Year	–0.67 –5.90 [5]	%[4]	–1.43 –6.02 [5]	%[4]	–1.31 –2.23 [5]	%[4]	–0.37 —%[4]
5 Years	1.62 [4] 0.53 [5]		0.85 [4] 0.56 [5]		0.88 [4] 0.88 [5]		1.87 [4] —
10 Years	4.75 [4] 4.19 [5]		4.03 [4] 4.03 [5]		3.97 [4] 3.97 [5]		4.99 [4] —
Since Inception	5.21 [4] 4.82 [5]		8.18 [4] 8.18 [5]		4.43 [4] 4.43 [5]		5.46 [4] —
Gross Expense Ratio	0.98		1.73		1.73		0.73

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expenses are as of each Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Barclays Capital U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Flexible Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Flexible Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Flexible Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

7

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/11 – 01/31/12.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	08/01/11	01/31/12	08/01/11 – 01/31/12
Class A
Actual (–2.63% return)	$1,000.00	$973.70	$4.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.03
Class B
Actual (–3.02% return)	$1,000.00	$969.80	$8.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.39	$8.82
Class C
Actual (–2.92% return)	$1,000.00	$970.80	$8.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.39	$8.82
Class I
Actual (–2.51% return)	$1,000.00	$974.90	$3.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.76

  @  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.74%, 1.74% and 0.74% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the fund had borne all of its expenses, the annualized expense ratio would have been 1.00%, 1.75%, 1.75% and 0.75% Class A, Class B, Class C and Class I shares, respectively.

8

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (52.3%)
	Australia (2.1%)
	Air Freight & Logistics
9,328	Toll Holdings Ltd.	$49,416
	Beverages
7,069	Coca-Cola Amatil Ltd.	86,681
11,468	Treasury Wine Estates Ltd.	42,247
		128,928
	Biotechnology
6,876	CSL Ltd.	227,246
	Capital Markets
4,098	Macquarie Group Ltd.	110,941
	Chemicals
6,321	DuluxGroup Ltd.	19,126
20,816	Incitec Pivot Ltd.	70,939
5,073	Orica Ltd.	133,297
		223,362
	Commercial Banks
34,810	Australia & New Zealand Banking Group Ltd.	791,229
17,491	Commonwealth Bank of Australia	940,722
29,142	National Australia Bank Ltd.	737,885
34,431	Westpac Banking Corp.	773,110
		3,242,946
	Commercial Services & Supplies
17,604	Brambles Ltd.	135,871
	Construction & Engineering
2,027	Leighton Holdings Ltd.	50,421
	Containers & Packaging
15,296	Amcor Ltd.	114,323

NUMBER OF SHARES		VALUE
	Diversified Financial Services
2,386	ASX Ltd.	$75,968
	Diversified Telecommunication Services
60,099	Telstra Corp, Ltd.	212,468
	Energy Equipment & Services
2,456	WorleyParsons Ltd.	71,156
	Food & Staples Retailing
12,676	Wesfarmers Ltd.	407,762
2,388	Wesfarmers Ltd. (PPS)	78,135
15,531	Woolworths Ltd.	408,750
		894,647
	Health Care Equipment & Supplies
773	Cochlear Ltd.	48,747
	Health Care Providers & Services
4,764	Sonic Healthcare Ltd.	56,798
	Hotels, Restaurants & Leisure
8,910	Crown Ltd.	76,526
10,695	Echo Entertainment Group Ltd. (a)	40,989
9,199	TABCORP Holdings Ltd.	28,419
		145,934
	Information Technology Services
6,506	Computershare Ltd.	52,839
	Insurance
41,893	AMP Ltd.	189,911
30,701	Insurance Australia Group Ltd.	94,848

See Notes to Financial Statements
9

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
17,898	QBE Insurance Group Ltd.	$217,756
15,816	Suncorp Group Ltd.	141,213
		643,728
	Media
39,248	Fairfax Media Ltd.	30,834
	Metals & Mining
44,558	Alumina Ltd.	60,550
40,502	BHP Billiton Ltd.	1,611,601
26,754	BlueScope Steel Ltd.	11,503
16,804	Fortescue Metals Group Ltd.	90,092
5,772	Newcrest Mining Ltd.	206,631
17,194	OneSteel Ltd.	13,508
5,339	Rio Tinto Ltd.	392,009
		2,385,894
	Multi-Utilities
5,722	AGL Energy Ltd.	88,631
	Oil, Gas & Consumable Fuels
13,338	Origin Energy Ltd.	194,846
11,236	Santos Ltd.	160,560
7,351	Woodside Petroleum Ltd.	266,981
		622,387
	Real Estate Investment Trusts (REITs)
65,324	Dexus Property Group REIT (Stapled Securities) (b)	61,723
80,650	Goodman Group REIT (Stapled Securities) (b)	54,798
26,937	GPT Group REIT (Stapled Securities) (b)	88,367

NUMBER OF SHARES		VALUE
38,679	Mirvac Group REIT (Stapled Securities) (b)(c)	$50,713
28,561	Stockland REIT (Stapled Securities) (b)(c)	101,881
25,964	Westfield Group REIT (Stapled Securities) (b)(c)	234,300
25,951	Westfield Retail Trust REIT	69,704
		661,486
	Road & Rail
12,104	Asciano Ltd.	60,396
	Transportation Infrastructure
16,094	Transurban Group (Stapled Securities) (b)	93,803
	Total Australia	10,429,170
	Austria (0.0%)
	Metals & Mining
1,329	Voestalpine AG	43,573
	Real Estate Management & Development
3,664	Immofinanz AG (a)	11,785
	Total Austria	55,358
	Belgium (0.2%)
	Beverages
7,130	Anheuser-Busch InBev N.V.	432,325
	Chemicals
1,567	Umicore SA	72,857
	Commercial Banks
3,024	KBC Groep N.V.	57,336

See Notes to Financial Statements
10

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Diversified Financial Services
1,540	Groupe Bruxelles Lambert SA	$111,597
	Food & Staples Retailing
905	Colruyt SA	34,217
3,434	Delhaize Group SA	187,018
		221,235
	Insurance
30,051	Ageas	62,461
	Total Belgium	957,811
	Brazil (1.3%)
	Beverages
12,500	Cia de Bebidas das Americas	457,876
	Commercial Banks
28,291	Banco Bradesco SA (Preference)	508,435
7,700	Banco do Brasil SA	119,828
7,600	Banco Santander Brasil SA (Units) (c)	70,467
28,500	Itau Unibanco Holding SA (Preference)	572,871
40,511	Itausa - Investimentos Itau SA (Preference)	265,250
		1,536,851
	Diversified Financial Services
18,100	BM&F Bovespa SA	113,850
	Diversified Telecommunication Services
5,707	Tele Norte Leste (Preference)	54,875

NUMBER OF SHARES				VALUE
3,574	Telefonica Brasil SA (Preference)			$99,516
				154,391
	Electric Utilities
11,628	Centrais Eletricas Brasileiras SA (Preference)			170,374
9,201	Cia Energetica de Minas Gerais (Preference)			186,263
				356,637
	Food Products
9,300	BR	F	- Brasil Foods SA	184,169
	Household Durables
3,500	Cyrela Brazil Realty SA Empreendimentos e Participacoes			32,412
10,800	PDG Realty SA Empreendimentos e Participacoes			43,764
				76,176
	Information Technology Services
3,400	Cielo SA			101,288
5,100	Redecard SA			91,947
				193,235
	Metals & Mining
4,591	Bradespar SA (Preference)			92,414
13,100	Cia Siderurgica Nacional SA			136,833
9,327	Gerdau SA (Preference)			88,882
4,467	Metalurgica Gerdau SA (Preference)			53,690
4,100	Usinas Siderurgicas de Minas Gerais SA			39,751

See Notes to Financial Statements
11

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
7,926	Usinas Siderurgicas de Minas Gerais SA (Preference)	$53,167
18,100	Vale SA	463,066
29,313	Vale SA (Preference)	716,216
		1,644,019
	Oil, Gas & Consumable Fuels
17,000	OGX Petroleo e Gas Participacoes SA (a)	161,029
31,100	Petroleo Brasileiro SA	478,996
43,330	Petroleo Brasileiro SA (Preference)	609,328
6,400	Ultrapar Participacoes SA	129,487
		1,378,840
	Personal Products
3,800	Natura Cosmeticos SA	81,385
	Road & Rail
5,500	All America Latina Logistica SA (Units) (c)	31,636
	Transportation Infrastructure
14,800	CCR SA	103,004
	Total Brazil	6,312,069
	Canada (3.1%)
	Aerospace & Defense
19,400	Bombardier, Inc.	89,774
	Auto Components
3,400	Magna International, Inc.	140,449
	Capital Markets
2,800	IGM Financial, Inc.	125,102
	Chemicals
2,200	Agrium, Inc.	177,347

NUMBER OF SHARES		VALUE
11,400	Potash Corp. of Saskatchewan, Inc.	$534,130
		711,477
	Commercial Banks
7,100	Bank of Montreal	412,745
12,400	Bank of Nova Scotia	637,251
5,200	Canadian Imperial Bank of Commerce	395,432
2,100	National Bank of Canada	157,537
17,100	Royal Bank of Canada	893,115
11,300	Toronto-Dominion Bank (The)	873,843
		3,369,923
	Communications Equipment
6,300	Research In Motion Ltd. (a)	105,052
	Construction & Engineering
2,800	SNC-Lavalin Group, Inc.	144,175
	Diversified Telecommunication Services
7,200	BCE, Inc.	293,544
	Electric Utilities
2,000	Fortis, Inc.	66,600
	Food & Staples Retailing
3,500	Shoppers Drug Mart Corp.	144,859
	Hotels, Restaurants & Leisure
4,300	Tim Hortons, Inc.	209,532

See Notes to Financial Statements
12

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Independent Power Producers & Energy Traders
3,400	TransAlta Corp.	$69,038
	Insurance
300	Fairfax Financial Holdings Ltd.	121,771
6,200	Great-West Lifeco, Inc.	136,775
1,900	Intact Financial Corp.	112,025
24,700	Manulife Financial Corp.	288,458
5,500	Power Corp. of Canada	133,729
5,200	Power Financial Corp.	138,674
8,000	Sun Life Financial, Inc.	160,287
		1,091,719
	Media
5,200	Shaw Communications, Inc.	103,201
5,100	Thomson Reuters Corp.	140,076
		243,277
	Metals & Mining
2,300	Agnico-Eagle Mines Ltd.	86,224
2,000	Agnico-Eagle Mines Ltd.	74,800
3,241	AuRico Gold, Inc. (a)	30,627
8,012	Barrick Gold Corp.	394,671
13,100	Barrick Gold Corp.	646,181
6,388	Eldorado Gold Corp.	96,523
7,400	Eldorado Gold Corp.	112,103
1,220	First Majestic Silver Corp. (a)	25,217
7,000	First Quantum Minerals Ltd.	153,306
9,800	Goldcorp, Inc.	474,020
6,521	Goldcorp, Inc.	315,551
21,702	Kinross Gold Corp.	245,016

NUMBER OF SHARES		VALUE
944	Minefinders Corp. (a)	$13,386
2,286	Nevsun Resources Ltd.	14,996
5,176	New Gold, Inc. (a)	60,611
1,229	Pan American Silver Corp.	28,120
4,800	Silver Wheaton Corp.	171,234
3,431	Silver Wheaton Corp.	122,178
6,500	Teck Resources Ltd.	275,636
818	Vista Gold Corp. (a)	3,084
10,100	Yamana Gold, Inc.	174,763
7,107	Yamana Gold, Inc.	122,738
		3,640,985
	Oil, Gas & Consumable Fuels
5,600	Cameco Corp.	129,905
14,400	Canadian Natural Resources Ltd.	570,428
3,500	Canadian Oil Sands Ltd.	86,776
10,000	Cenovus Energy, Inc.	364,915
2,700	Crescent Point Energy Corp.	123,489
11,600	Enbridge, Inc.	436,489
10,500	Encana Corp.	201,162
3,600	Husky Energy, Inc.	87,927
3,500	Imperial Oil Ltd.	166,780
8,200	Nexen, Inc.	146,957
5,700	Penn West Petroleum Ltd.	124,210
1,400	Petrobank Energy & Resources Ltd. (a)	19,491
859	Petrominerales Ltd.	17,930
19,800	Suncor Energy, Inc.	682,050
14,200	Talisman Energy, Inc.	169,658
8,800	TransCanada Corp.	362,022
		3,690,189

See Notes to Financial Statements
13

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Real Estate Management & Development
7,500	Brookfield Asset Management, Inc., Class A	$227,610
5,800	Brookfield Office Properties, Inc.	100,128
		327,738
	Road & Rail
6,100	Canadian National Railway Co.	460,101
2,300	Canadian Pacific Railway Ltd.	164,030
		624,131
	Wireless Telecommunication Services
5,400	Rogers Communications, Inc.	207,610
	Total Canada	15,295,174
	Channel Islands (0.0%)
	Metals & Mining
1,023	Randgold Resources Ltd. ADR	117,041
	Chile (0.0%)
	Metals & Mining
2,716	Antofagasta PLC	55,339
	China (0.1%)
	Insurance
67,200	AIA Group Ltd. (d)	224,425
	Denmark (0.2%)
	Chemicals
2,530	Novozymes A/S, Series B	71,225

NUMBER OF SHARES		VALUE
	Commercial Banks
5,744	Danske Bank A/S (a)	$83,886
	Electrical Equipment
3,486	Vestas Wind Systems A/S (a)	39,317
	Marine
5	AP Moller - Maersk A/S	35,173
10	AP Moller - Maersk A/S, Series B	73,689
		108,862
	Pharmaceuticals
3,710	Novo Nordisk A/S, Series B	438,671
	Road & Rail
3,265	DSV A/S	66,698
	Total Denmark	808,659
	Finland (0.2%)
	Auto Components
1,401	Nokian Renkaat Oyj	50,048
	Communications Equipment
36,768	Nokia Oyj	183,624
	Electric Utilities
6,439	Fortum Oyj	141,499
	Insurance
3,785	Sampo Oyj, Class A	99,712
	Machinery
2,681	Kone Oyj, Class B	145,956
	Paper & Forest Products
12,324	UPM-Kymmene Oyj	157,980
	Total Finland	778,819

See Notes to Financial Statements
14

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	France (1.9%)
	Aerospace & Defense
1,262	Thales SA	$43,176
	Auto Components
1,960	Cie Generale des Etablissements Michelin, Series B	134,086
	Automobiles
1,221	Peugeot SA	22,512
1,898	Renault SA	80,848
		103,360
	Beverages
1,960	Pernod-Ricard SA	188,156
	Building Products
2,371	Cie de St-Gobain	105,509
	Chemicals
2,681	Air Liquide SA	337,432
	Commercial Banks
10,548	BNP Paribas SA	446,619
8,087	Credit Agricole SA	49,834
7,308	Societe Generale SA	194,673
		691,126
	Commercial Services & Supplies
1,823	Edenred	44,258
	Communications Equipment
32,733	Alcatel-Lucent (a)	58,187
	Construction & Engineering
2,699	Bouygues SA	83,865
5,057	Vinci SA	234,561
		318,426
	Construction Materials
4,727	Lafarge SA	192,574

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
20,519	France Telecom SA	$307,719
16,603	Vivendi SA	347,481
		655,200
	Electric Utilities
3,256	EDF SA	75,044
	Electrical Equipment
4,351	Alstom SA	165,845
	Energy Equipment & Services
1,748	Cie Generale de Geophysique- Veritas (a)	48,747
986	Technip SA	92,500
		141,247
	Food & Staples Retailing
5,854	Carrefour SA	133,620
	Food Products
7,049	Danone	435,067
	Health Care Equipment & Supplies
1,615	Cie Generale d'Optique Essilor International SA	118,300
	Hotels, Restaurants & Leisure
1,422	Accor SA	43,209
1,292	Sodexo	95,890
		139,099
	Information Technology Services
1,918	Cap Gemini SA	70,022

See Notes to Financial Statements
15

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Insurance
17,841	AXA SA	$270,825
	Machinery
2,554	Vallourec SA	172,483
	Media
799	Eutelsat Communications SA	29,656
651	JCDecaux SA (a)	16,507
1,047	Publicis Groupe SA	52,672
2,416	SES SA	57,042
1,176	Societe Television Francaise 1	12,937
		168,814
	Metals & Mining
12,867	ArcelorMittal	258,940
	Multi-Utilities
12,930	GDF Suez	350,946
4,193	Suez Environnement Co.	53,673
5,613	Veolia Environnement SA	63,788
		468,407
	Multi-line Retail
1,434	PPR	225,652
	Oil, Gas & Consumable Fuels
22,144	Total SA	1,170,349
	Personal Products
2,543	L'Oreal SA	270,467
	Pharmaceuticals
12,246	Sanofi	904,558
	Professional Services
581	Bureau Veritas SA	42,612
	Real Estate Investment Trusts (REITs)
86	ICADE REIT	7,004

NUMBER OF SHARES		VALUE
1,708	Unibail-Rodamco SE REIT	$327,973
		334,977
	Textiles, Apparel & Luxury Goods
750	Christian Dior SA	106,148
2,427	LVMH Moet Hennessy Louis Vuitton SA	392,385
		498,533
	Transportation Infrastructure
480	Aeroports de Paris (ADP)	35,443
7,563	Groupe Eurotunnel SA	62,315
		97,758
	Total France	9,034,109
	Germany (1.8%)
	Air Freight & Logistics
6,209	Deutsche Post AG (Registered)	103,145
	Airlines
4,169	Deutsche Lufthansa AG (Registered)	57,614
	Auto Components
611	Continental AG (a)	48,808
	Automobiles
3,519	Bayerische Motoren Werke AG	300,992
7,768	Daimler AG (Registered)	429,248
898	Porsche Automobil Holding SE (Preference)	55,055
372	Volkswagen AG	60,094
1,855	Volkswagen AG (Preference)	328,418
		1,173,807

See Notes to Financial Statements
16

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Capital Markets
11,735	Deutsche Bank AG (Registered)	$497,108
	Chemicals
13,289	BASF SE	1,021,754
1,526	K+S AG (Registered)	72,767
1,060	Lanxess AG	69,042
1,655	Linde AG	262,593
		1,426,156
	Commercial Banks
49,404	Commerzbank AG (a)	118,195
	Diversified Financial Services
1,392	Deutsche Boerse AG (a)	81,936
	Diversified Telecommunication Services
33,454	Deutsche Telekom AG (Registered)	376,244
	Electric Utilities
20,521	E.ON AG	438,740
	Food & Staples Retailing
1,362	Metro AG	52,396
	Food Products
526	Suedzucker AG	15,543
	Health Care Providers & Services
1,940	Fresenius Medical Care AG & Co. KGaA	138,427
1,321	Fresenius SE & Co. KGaA	133,984
		272,411
	Hotels, Restaurants & Leisure
1,926	TUI AG (a)	14,012

NUMBER OF SHARES		VALUE
	Household Products
1,808	Henkel AG & Co. KGaA	$93,936
2,044	Henkel AG & Co. KGaA (Preference)	126,063
		219,999
	Industrial Conglomerates
9,791	Siemens AG (Registered)	923,905
	Insurance
5,186	Allianz SE (Registered)	570,225
2,202	Muenchener Rueckversicherungs AG (Registered)	286,880
		857,105
	Life Sciences Tools & Services
3,223	QIAGEN N.V. (a)	52,593
	Media
300	Axel Springer AG	14,066
474	Kabel Deutschland Holding AG (a)	24,714
686	ProSiebenSat.1 Media AG	16,098
		54,878
	Metals & Mining
6,637	ThyssenKrupp AG	188,129
	Multi-Utilities
4,297	RWE AG	164,349
	Personal Products
1,091	Beiersdorf AG	65,503
	Pharmaceuticals
8,620	Bayer AG (Registered)	603,684
672	Merck KGaA	70,110
		673,794

See Notes to Financial Statements
17

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment
12,761	Infineon Technologies AG	$116,444
	Software
11,826	SAP AG	714,513
	Specialty Retail
8,106	Esprit Holdings Ltd. (d)	11,957
	Textiles, Apparel & Luxury Goods
2,170	Adidas AG	156,343
	Transportation Infrastructure
344	Fraport AG Frankfurt Airport Services Worldwide	20,600
	Total Germany	8,896,227
	Greece (0.0%)
	Commercial Banks
14,355	National Bank of Greece SA (a)	52,012
	Hong Kong (0.4%)
	Commercial Banks
15,690	Bank of East Asia Ltd.	64,032
36,500	BOC Hong Kong Holdings Ltd.	96,482
11,500	Hang Seng Bank Ltd.	148,434
		308,948
	Diversified Financial Services
9,972	Hong Kong Exchanges and Clearing Ltd.	173,073
	Electric Utilities
19,000	CLP Holdings Ltd.	155,571

NUMBER OF SHARES		VALUE
14,500	Power Assets Holdings Ltd.	$104,609
		260,180
	Gas Utilities
39,600	Hong Kong & China Gas Co., Ltd.	93,954
	Hotels, Restaurants & Leisure
28,400	Sands China Ltd. (a)	96,128
	Industrial Conglomerates
21,000	Hutchison Whampoa Ltd.	199,702
	Real Estate Investment Trusts (REITs)
19,851	Link REIT (The)	72,311
	Real Estate Management & Development
14,000	Cheung Kong Holdings Ltd.	188,464
8,000	Hang Lung Group Ltd.	50,804
22,000	Hang Lung Properties Ltd.	75,600
11,228	Henderson Land Development Co., Ltd.	60,952
7,000	Kerry Properties Ltd.	26,852
27,324	New World Development Co., Ltd.	29,948
20,534	Sino Land Co., Ltd.	34,209
13,328	Sun Hung Kai Properties Ltd.	184,574
6,500	Swire Pacific Ltd.	72,289
4,550	Swire Properties Ltd. (a)	11,464
13,200	Wharf Holdings Ltd.	75,061

See Notes to Financial Statements
18

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
10,000	Wheelock & Co., Ltd.	$31,914
		842,131
	Road & Rail
15,242	MTR Corp.	50,805
	Total Hong Kong	2,097,232
	India (0.2%)
	Commercial Banks
11,087	HDFC Bank Ltd. ADR	344,030
11,047	ICICI Bank Ltd. ADR	400,012
		744,042
	Oil, Gas & Consumable Fuels
16,376	Cairn Energy PLC (a)	72,719
	Total India	816,761
	Indonesia (0.3%)
	Automobiles
29,000	Astra International Tbk PT	254,516
	Commercial Banks
169,000	Bank Central Asia Tbk PT	150,389
46,500	Bank Danamon Indonesia Tbk PT	23,405
103,500	Bank Mandiri Tbk PT	77,136
70,000	Bank Negara Indonesia Persero Tbk PT	28,226
161,000	Bank Rakyat Indonesia Persero Tbk PT	122,675
		401,831
	Construction Materials
20,500	Indocement Tunggal Prakarsa Tbk PT	38,651
56,000	Semen Gresik Persero Tbk PT	70,390
		109,041

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
131,000	Telekomunikasi Indonesia Tbk PT	$99,817
	Food Products
69,000	Indofood Sukses Makmur Tbk PT	36,841
	Gas Utilities
159,000	Perusahaan Gas Negara PT	59,691
	Household Products
19,000	Unilever Indonesia Tbk PT	41,424
	Machinery
25,787	United Tractors Tbk PT	81,319
	Oil, Gas & Consumable Fuels
153,800	Adaro Energy Tbk PT	31,307
257,500	Bumi Resources Tbk PT	73,040
6,000	Indo Tambangraya Megah Tbk PT	24,494
12,500	Tambang Batubara Bukit Asam Tbk PT	28,017
		156,858
	Tobacco
9,500	Gudang Garam Tbk PT	60,234
	Total Indonesia	1,301,572
	Italy (0.5%)
	Aerospace & Defense
4,799	Finmeccanica SpA	21,594
	Automobiles
8,670	Fiat SpA	52,009

See Notes to Financial Statements
19

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Commercial Banks
120,612	Intesa Sanpaolo SpA	$230,339
17,827	UniCredit SpA	88,378
		318,717
	Diversified Telecommunication Services
127,093	Telecom Italia SpA	106,313
142,349	Telecom Italia SpA	144,770
		251,083
	Electric Utilities
82,927	Enel SpA	339,086
	Energy Equipment & Services
2,576	Saipem SpA	120,562
	Gas Utilities
45,529	Snam Rete Gas SpA	205,224
	Insurance
20,105	Assicurazioni Generali SpA	313,739
	Machinery
5,967	Fiat Industrial SpA (a)	58,460
	Oil, Gas & Consumable Fuels
31,745	ENI SpA	701,756
	Textiles, Apparel & Luxury Goods
1,567	Luxottica Group SpA	51,632
	Transportation Infrastructure
4,173	Atlantia SpA	64,956
	Total Italy	2,498,818

NUMBER OF SHARES		VALUE
	Japan (5.0%)
	Air Freight & Logistics
8,600	Yamato Holdings Co., Ltd.	$142,280
	Auto Components
3,700	Aisin Seiki Co., Ltd.	116,893
8,600	Bridgestone Corp.	196,101
8,100	Denso Corp.	240,705
3,600	Toyota Industries Corp.	103,248
		656,947
	Automobiles
19,795	Honda Motor Co., Ltd. ADR	674,020
24,000	Mazda Motor Corp. (a)	39,675
93,000	Mitsubishi Motors Corp. (a)	112,254
31,800	Nissan Motor Co., Ltd.	299,976
5,600	Suzuki Motor Corp.	127,693
36,500	Toyota Motor Corp.	1,345,644
		2,599,262
	Beverages
4,800	Asahi Group Holdings Ltd.	106,114
13,000	Kirin Holdings Co., Ltd.	159,302
		265,416
	Building Products
15,000	Asahi Glass Co., Ltd.	122,212
3,500	Daikin Industries Ltd.	101,482
5,100	JS Group Corp.	105,453
		329,147
	Capital Markets
31,000	Daiwa Securities Group, Inc.	111,441

See Notes to Financial Statements
20

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
46,800	Nomura Holdings, Inc.	$171,309
		282,750
	Chemicals
25,000	Asahi Kasei Corp.	158,095
3,000	JSR Corp.	61,322
5,000	Kuraray Co., Ltd.	72,619
20,000	Mitsubishi Chemical Holdings Corp.	112,306
2,200	Nitto Denko Corp.	78,048
4,100	Shin-Etsu Chemical Co., Ltd.	213,015
22,000	Sumitomo Chemical Co., Ltd.	88,612
25,000	Toray Industries, Inc.	187,615
		971,632
	Commercial Banks
22,000	Bank of Yokohama Ltd. (The)	101,889
14,000	Chiba Bank Ltd. (The)	86,697
184,800	Mizuho Financial Group, Inc.	278,825
7,600	Resona Holdings, Inc.	33,802
12,000	Shizuoka Bank Ltd. (The)	123,117
17,300	Sumitomo Mitsui Financial Group, Inc.	550,413
37,000	Sumitomo Mitsui Trust Holdings, Inc.	115,534
		1,290,277
	Commercial Services & Supplies
11,000	Dai Nippon Printing Co., Ltd.	118,341
2,800	Secom Co., Ltd.	130,963
11,000	Toppan Printing Co., Ltd.	88,035
		337,339

NUMBER OF SHARES		VALUE
	Computers & Peripherals
25,000	Fujitsu Ltd.	$133,495
55,000	Toshiba Corp.	233,075
		366,570
	Construction & Engineering
3,000	JGC Corp.	82,616
	Diversified Financial Services
1,380	ORIX Corp.	129,092
	Diversified Telecommunication Services
7,600	Nippon Telegraph & Telephone Corp.	379,900
	Electric Utilities
7,400	Chubu Electric Power Co., Inc.	136,117
3,700	Chugoku Electric Power Co., Inc. (The)	67,670
4,200	Hokkaido Electric Power Co., Inc.	59,843
3,900	Hokuriku Electric Power Co.	75,677
6,200	Kansai Electric Power Co., Inc. (The)	99,808
3,900	Kyushu Electric Power Co., Inc.	56,029
5,500	Shikoku Electric Power Co., Inc.	159,400
6,600	Tohoku Electric Power Co., Inc.	62,259
13,700	Tokyo Electric Power Co., Inc. (The) (a)	37,566
		754,369

See Notes to Financial Statements
21

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electrical Equipment
26,000	Mitsubishi Electric Corp.	$233,325
1,400	Nidec Corp.	134,085
22,700	Sumitomo Electric Industries Ltd.	273,401
		640,811
	Electronic Equipment, Instruments & Components
7,400	FUJIFILM Holdings Corp.	175,437
63,000	Hitachi Ltd.	352,112
5,000	Hoya Corp.	106,009
2,000	Ibiden Co., Ltd.	40,803
600	Keyence Corp.	149,488
2,000	Kyocera Corp.	170,559
2,800	Murata Manufacturing Co., Ltd.	160,352
6,000	Nippon Electric Glass Co., Ltd.	52,270
2,800	Omron Corp.	56,463
1,400	TDK Corp.	66,767
		1,330,260
	Food & Staples Retailing
11,100	Aeon Co., Ltd.	146,359
10,800	Seven & I Holdings Co., Ltd.	304,078
		450,437
	Food Products
15,000	Ajinomoto Co., Inc.	181,055
	Gas Utilities
38,000	Osaka Gas Co., Ltd.	152,559
34,000	Tokyo Gas Co., Ltd.	157,019
		309,578

NUMBER OF SHARES		VALUE
	Health Care Equipment & Supplies
3,500	Olympus Corp.	$59,007
2,900	Terumo Corp.	139,064
		198,071
	Household Durables
24,200	Panasonic Corp.	195,899
12,000	Sekisui House Ltd.	112,726
15,000	Sharp Corp.	129,100
13,035	Sony Corp. ADR	237,498
		675,223
	Household Products
2,400	Unicharm Corp.	126,109
	Independent Power Producers & Energy Traders
2,700	Electric Power Development Co. Ltd.	71,698
	Industrial Conglomerates
31,000	Hankyu Hanshin Holdings, Inc.	139,097
	Information Technology Services
30	NTT Data Corp.	98,321
	Insurance
5,000	MS&AD Insurance Group Holdings	102,532
8,400	T&D Holdings, Inc.	85,410
6,200	Tokio Marine Holdings, Inc.	155,285
		343,227
	Internet & Catalog Retail
133	Rakuten, Inc.	134,187

See Notes to Financial Statements
22

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Internet Software & Services
276	Yahoo! Japan Corp.	$84,299
	Leisure Equipment & Products
4,600	Nikon Corp.	112,616
	Machinery
2,400	FANUC Corp.	403,359
5,000	Japan Steel Works Ltd. (The)	40,409
38,000	Kawasaki Heavy Industries Ltd.	111,677
13,000	Komatsu Ltd.	366,531
17,000	Kubota Corp.	153,450
1,600	Makita Corp.	60,394
47,000	Mitsubishi Heavy Industries Ltd.	215,206
5,000	NGK Insulators Ltd.	64,156
10,000	NSK Ltd.	74,390
800	SMC Corp.	138,861
		1,628,433
	Marine
18,000	Mitsui OSK Lines Ltd.	68,013
34,000	Nippon Yusen KK	86,093
		154,106
	Media
3,200	Dentsu, Inc.	106,933
	Metals & Mining
5,800	JFE Holdings, Inc.	103,490
70,000	Kobe Steel Ltd.	114,799
71,000	Nippon Steel Corp.	174,193
49,000	Sumitomo Metal Industries Ltd.	87,431
8,000	Sumitomo Metal Mining Co., Ltd.	115,351
		595,264

NUMBER OF SHARES		VALUE
	Multi-line Retail
5,400	Isetan Mitsukoshi Holdings Ltd.	$60,858
	Office Electronics
13,800	Canon, Inc.	595,670
5,000	Konica Minolta Holdings, Inc.	36,408
11,000	Ricoh Co., Ltd.	92,797
		724,875
	Oil, Gas & Consumable Fuels
12	Inpex Corp.	81,868
	Paper & Forest Products
13,000	OJI Paper Co., Ltd.	66,859
	Personal Products
7,700	Kao Corp.	202,653
6,500	Shiseido Co., Ltd.	119,306
		321,959
	Pharmaceuticals
4,900	Astellas Pharma, Inc.	201,220
4,900	Chugai Pharmaceutical Co., Ltd.	77,852
9,300	Daiichi Sankyo Co., Ltd.	177,044
3,800	Eisai Co., Ltd.	157,295
1,500	Ono Pharmaceutical Co., Ltd.	84,624
6,400	Shionogi & Co., Ltd.	85,395
9,700	Takeda Pharmaceutical Co., Ltd.	421,241
		1,204,671
	Real Estate Investment Trusts (REITs)
8	Japan Real Estate Investment Corp. REIT	70,008

See Notes to Financial Statements
23

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
8	Nippon Building Fund, Inc. REIT	$71,792
		141,800
	Real Estate Management & Development
1,400	Daito Trust Construction Co., Ltd.	131,881
11,000	Daiwa House Industry Co., Ltd.	138,979
16,000	Mitsubishi Estate Co., Ltd.	255,471
12,000	Mitsui Fudosan Co., Ltd.	197,271
7,000	Sumitomo Realty & Development Co., Ltd.	132,984
		856,586
	Road & Rail
22	Central Japan Railway Co.	189,058
4,600	East Japan Railway Co.	297,835
10,000	Keikyu Corp.	91,577
10,000	Keio Corp.	73,734
39,000	Kintetsu Corp.	157,085
22,000	Nippon Express Co., Ltd.	88,035
16,000	Odakyu Electric Railway Co., Ltd.	158,908
33,000	Tobu Railway Co., Ltd.	172,750
18,000	Tokyu Corp.	88,559
2,800	West Japan Railway Co.	118,657
		1,436,198

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment
2,300	Advantest Corp.	$26,404
1,200	Rohm Co., Ltd.	59,512
2,000	Tokyo Electron Ltd.	113,881
		199,797
	Software
1,300	Nintendo Co., Ltd.	176,358
1,800	Trend Micro, Inc.	57,197
		233,555
	Specialty Retail
600	Fast Retailing Co., Ltd.	119,260
1,370	Yamada Denki Co., Ltd.	87,355
		206,615
	Tobacco
78	Japan Tobacco, Inc.	383,758
	Trading Companies & Distributors
21,000	ITOCHU Corp.	228,405
29,000	Marubeni Corp.	200,131
16,900	Mitsubishi Corp.	385,583
25,900	Mitsui & Co., Ltd.	439,709
15,300	Sumitomo Corp.	219,804
		1,473,632
	Wireless Telecommunication Services
51	KDDI Corp.	323,183
193	NTT DoCoMo, Inc.	342,852
9,700	Softbank Corp.	270,180
		936,215
	Total Japan	24,296,568

See Notes to Financial Statements
24

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Kazakhstan (0.0%)
	Metals & Mining
2,888	Kazakhmys PLC	$51,698
	Netherlands (0.5%)
	Air Freight & Logistics
4,151	PostNL N.V.	16,669
4,151	TNT Express N.V.	34,739
		51,408
	Beverages
3,715	Heineken N.V.	171,634
	Chemicals
4,370	Akzo Nobel N.V.	227,332
3,367	Koninklijke DSM N.V.	172,755
		400,087
	Diversified Financial Services
48,287	ING Groep N.V. CVA (a)	439,480
	Diversified Telecommunication Services
6,177	Koninklijke KPN N.V.	67,709
	Energy Equipment & Services
657	Fugro N.V. CVA	43,184
	Food & Staples Retailing
12,173	Koninklijke Ahold N.V.	161,299
	Food Products
15,199	Unilever N.V. CVA	505,973
	Industrial Conglomerates
12,069	Koninklijke Philips Electronics N.V.	243,907

NUMBER OF SHARES		VALUE
	Professional Services
1,207	Randstad Holding N.V.	$41,160
	Semiconductors & Semiconductor Equipment
3,267	ASML Holding N.V.	140,317
	Transportation Infrastructure
1,006	Koninklijke Vopak N.V.	54,662
	Total Netherlands	2,320,820
	Norway (0.2%)
	Chemicals
1,863	Yara International ASA	74,971
	Commercial Banks
11,497	DnB NOR ASA	121,300
	Diversified Telecommunication Services
16,466	Telenor ASA	268,446
	Energy Equipment & Services
1,677	Aker Solutions ASA	20,566
1,677	Kvaerner ASA (a)	3,716
2,860	Subsea 7 SA (a)	57,912
		82,194
	Industrial Conglomerates
9,524	Orkla ASA	77,189
	Metals & Mining
12,763	Norsk Hydro ASA	67,437
	Oil, Gas & Consumable Fuels
12,789	Statoil ASA	320,651

See Notes to Financial Statements
25

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Semiconductors & Semiconductor Equipment
6,482	Renewable Energy Corp. ASA (a)	$4,821
	Total Norway	1,017,009
	Peru (0.0%)
	Metals & Mining
2,843	Cia de Minas Buenaventura SA ADR	121,965
	Poland (0.0%)
	Food & Staples Retailing
3,072	Jeronimo Martins SGPS SA (a)	51,294
	Portugal (0.0%)
	Diversified Telecommunication Services
11,841	Portugal Telecom SGPS SA (Registered)	58,857
	Oil, Gas & Consumable Fuels
2,866	Galp Energia SGPS SA, Class B	46,242
	Total Portugal	105,099
	Russia (0.7%)
	Commercial Banks
30,225	Sberbank of Russia ADR (a)	358,234
20,706	VTB Bank OJSC GDR	96,862
		455,096

NUMBER OF SHARES		VALUE
	Electric Utilities
24,753	Federal Hydrogenerating Co. JSC ADR	$96,042
	Food & Staples Retailing
5,653	Magnit OJSC GDR	145,226
	Metals & Mining
14,442	MMC Norilsk Nickel OJSC ADR	277,431
	Oil, Gas & Consumable Fuels
81,336	Gazprom OAO ADR	984,166
7,367	Lukoil OAO ADR	431,338
1,263	NovaTek OAO GDR	170,126
29,988	Rosneft Oil Co. GDR	221,011
15,000	Surgutneftegas OJSC ADR	139,350
5,085	Tatneft ADR	177,263
		2,123,254
	Wireless Telecommunication Services
9,100	Mobile Telesystems OJSC ADR	152,516
	Total Russia	3,249,565
	South Africa (0.1%)
	Beverages
9,819	SABMiller PLC	372,585
	Metals & Mining
3,064	AngloGold Ashanti Ltd. ADR	140,331
6,936	Gold Fields Ltd. ADR	113,958
4,943	Harmony Gold Mining Co., Ltd. ADR	59,613
		313,902
	Total South Africa	686,487

See Notes to Financial Statements
26

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Spain (0.4%)
	Airlines
13,928	International Consolidated Airlines Group SA (a)	$38,805
	Commercial Banks
45,352	Banco Bilbao Vizcaya Argentaria SA	395,920
15,764	Banco Popular Espanol SA	67,840
90,268	Banco Santander SA	702,546
11,821	CaixaBank	59,407
		1,225,713
	Construction & Engineering
3,511	ACS Actividades de Construccion y Servicios SA	108,292
	Electric Utilities
40,863	Iberdrola SA	240,635
1,327	Red Electrica Corp. SA	61,039
		301,674
	Food & Staples Retailing
6,563	Distribuidora Internacional de Alimentacion SA (a)	30,313
	Oil, Gas & Consumable Fuels
3,053	Repsol YPF SA	83,863
	Specialty Retail
2,368	Inditex SA	206,601

NUMBER OF SHARES		VALUE
	Transportation Infrastructure
4,000	Abertis Infraestructuras SA	$67,391
	Total Spain	2,062,652
	Sweden (0.7%)
	Building Products
3,465	Assa Abloy AB, Class B	94,030
	Commercial Banks
27,526	Nordea Bank AB	230,445
14,986	Skandinaviska Enskilda Banken AB	94,223
5,789	Svenska Handelsbanken AB, Class A	173,606
4,898	Swedbank AB, Class A	70,347
		568,621
	Communications Equipment
27,294	Telefonaktiebolaget LM Ericsson, Class B	253,781
	Construction & Engineering
3,281	Skanska AB, Class B	57,300
	Diversified Financial Services
12,458	Investor AB, Class B	252,182
	Diversified Telecommunication Services
33,207	TeliaSonera AB	220,892
	Household Durables
2,950	Electrolux AB	54,035

See Notes to Financial Statements
27

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES				VALUE
5,449	Husqvarna AB, Class B			$28,781
				82,816
	Machinery
10,488	Atlas Copco AB, Class A			249,307
7,581	Atlas Copco AB, Class B			160,257
16,163	Sandvik AB			238,792
5,471	Scania AB, Class B			94,259
6,655	SK	F	AB, Class B	157,020
8,741	Volvo AB, Class B			113,013
				1,012,648
	Media
443	Modern Times Group AB, Class B			22,174
	Paper & Forest Products
9,071	Svenska Cellulosa AB, Class B			151,483
	Specialty Retail
10,949	Hennes & Mauritz AB, Class B			358,448
	Tobacco
4,439	Swedish Match AB			154,590
	Wireless Telecommunication Services
1,401	Millicom International Cellular SA SDR			138,504
	Total Sweden			3,367,469
	Switzerland (1.6%)
	Biotechnology
971	Actelion Ltd. (Registered) (a)			37,184

NUMBER OF SHARES		VALUE
	Building Products
814	Geberit AG (Registered) (a)	$168,106
	Capital Markets
14,383	Credit Suisse Group AG (Registered) (a)	373,130
2,123	Julius Baer Group Ltd. (a)	86,257
25,821	UBS AG (Registered) (a)	351,480
		810,867
	Chemicals
82	Givaudan SA (Registered) (a)	76,566
791	Syngenta AG (Registered) (a)	239,234
		315,800
	Diversified Telecommunication Services
691	Swisscom AG (Registered)	272,722
	Electrical Equipment
34,134	ABB Ltd. (Registered) (a)	712,716
	Energy Equipment & Services
2,790	Transocean Ltd.	132,271
	Food Products
33,962	Nestle SA (Registered)	1,946,220
	Health Care Equipment & Supplies
880	Sonova Holding AG (Registered) (a)	89,912
633	Synthes, Inc. (e)	107,827
		197,739

See Notes to Financial Statements
28

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Insurance
836	Swiss Re AG (a)	$45,346
2,309	Zurich Financial Services AG (a)	554,361
		599,707
	Life Sciences Tools & Services
481	Lonza Group AG (Registered) (a)	25,965
	Marine
673	Kuehne & Nagel International AG (Registered)	84,591
	Pharmaceuticals
20,737	Novartis AG (Registered)	1,121,893
5,581	Roche Holding AG (Genusschein)	944,617
		2,066,510
	Professional Services
1,264	Adecco SA (Registered) (a)	59,912
52	SGS SA (Registered)	93,323
		153,235
	Textiles, Apparel & Luxury Goods
4,550	Cie Financiere Richemont SA	257,528
300	Swatch Group AG (The)	126,388
		383,916
	Total Switzerland	7,907,549
	United Kingdom (4.6%)
	Aerospace & Defense
50,134	BAE Systems PLC	243,166

NUMBER OF SHARES			VALUE
34,001	Rolls-Royce Holdings PLC (a)		$394,072
			637,238
	Beverages
24,100	Diageo PLC		532,435
	Capital Markets
17,668	3	i Group PLC	51,395
9,538	Investec PLC		56,468
15,236	Man Group PLC		27,778
			135,641
	Chemicals
2,447	Johnson Matthey PLC		79,086
	Commercial Banks
126,770	Barclays PLC		424,599
154,689	HSBC Holdings PLC		1,291,192
378,183	Lloyds Banking Group PLC (a)		182,477
206,210	Royal Bank of Scotland Group PLC (a)		86,500
20,828	Standard Chartered PLC		503,471
			2,488,239
	Commercial Services & Supplies
2,555	Aggreko PLC		84,348
4,000	Babcock International Group PLC		45,982
14,808	G4S PLC		62,886
5,878	Serco Group PLC		47,054
			240,270
	Diversified Telecommunication Services
97,290	BT Group PLC		311,985
4,106	Inmarsat PLC		25,907
			337,892

See Notes to Financial Statements
29

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Electric Utilities
17,803	SSE PLC	$343,100
	Energy Equipment & Services
3,969	AMEC PLC	62,794
3,181	Petrofac Ltd.	72,933
		135,727
	Food & Staples Retailing
76,742	Tesco PLC	386,493
20,218	WM Morrison Supermarkets PLC	91,118
		477,611
	Food Products
1,859	Associated British Foods PLC	33,776
12,866	Unilever PLC	414,811
		448,587
	Health Care Equipment & Supplies
10,831	Smith & Nephew PLC	104,965
	Hotels, Restaurants & Leisure
18,884	Compass Group PLC	175,271
15,728	TUI Travel PLC	47,412
		222,683
	Household Products
6,704	Reckitt Benckiser Group PLC	356,646
	Industrial Conglomerates
6,582	Smiths Group PLC	99,570
	Insurance
3,778	Admiral Group PLC	56,021
33,991	Aviva PLC	187,150
68,276	Legal & General Group PLC	124,158

NUMBER OF SHARES		VALUE
92,926	Old Mutual PLC	$213,792
30,382	Prudential PLC	335,371
84,310	RSA Insurance Group PLC	140,827
18,540	Standard Life PLC	63,631
		1,120,950
	Media
8,709	British Sky Broadcasting Group PLC	94,693
32,244	ITV PLC	38,057
12,346	Pearson PLC	228,205
3,587	Reed Elsevier PLC	29,675
28,419	WPP PLC	333,855
		724,485
	Metals & Mining
11,920	Anglo American PLC	492,880
20,282	BHP Billiton PLC	678,519
1,989	Lonmin PLC	32,346
976	Randgold Resources Ltd.	110,196
13,195	Rio Tinto PLC	791,162
1,623	Vedanta Resources PLC	30,563
19,195	Xstrata PLC	325,009
		2,460,675
	Multi-Utilities
51,376	Centrica PLC	237,532
32,023	National Grid PLC	318,919
		556,451
	Multi-line Retail
10,082	Marks & Spencer Group PLC	51,920
2,073	Next PLC	85,553
		137,473

See Notes to Financial Statements
30

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES				VALUE
	Oil, Gas & Consumable Fuels
31,796	BG Group PLC			$713,984
185,959	BP	PL	C	1,379,752
35,351	Royal Dutch Shell PLC, Class A			1,248,096
26,772	Royal Dutch Shell PLC, Class B			973,895
8,594	Tullow Oil PLC			188,240
				4,503,967
	Pharmaceuticals
16,103	AstraZeneca PLC			775,083
58,487	GlaxoSmithKline PLC			1,299,511
5,377	Shire PLC			178,443
				2,253,037
	Professional Services
6,586	Capita Group PLC (The)			63,826
10,516	Experian PLC			142,429
1,847	Intertek Group PLC			61,470
				267,725
	Real Estate Investment Trusts (REITs)
13,703	British Land Co., PLC REIT			105,504
13,142	Land Securities Group PLC REIT			139,684
				245,188
	Semiconductors & Semiconductor Equipment
15,586	ARM Holdings PLC			149,696
	Textiles, Apparel & Luxury Goods
4,434	Burberry Group PLC			93,767

NUMBER OF SHARES		VALUE
	Tobacco
19,308	British American Tobacco PLC	$887,513
10,310	Imperial Tobacco Group PLC	368,796
		1,256,309
	Trading Companies & Distributors
3,683	Wolseley PLC	127,507
	Wireless Telecommunication Services
607,663	Vodafone Group PLC	1,635,505
	Total United Kingdom	22,172,425
	United States (26.2%)
	Aerospace & Defense
7,597	Alliant Techsystems, Inc.	451,338
3,700	Boeing Co. (The)	274,466
663	General Dynamics Corp.	45,853
942	Goodrich Corp.	117,515
4,454	Honeywell International, Inc.	258,510
663	Lockheed Martin Corp.	54,578
663	Northrop Grumman Corp.	38,487
997	Precision Castparts Corp.	163,189
22,091	Raytheon Co.	1,060,147
796	Rockwell Collins, Inc.	46,081
1,503	Textron, Inc.	38,296
1,654	United Technologies Corp.	129,591
		2,678,051

See Notes to Financial Statements
31

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Air Freight & Logistics
1,155	C.H. Robinson Worldwide, Inc.	$79,510
515	Expeditors International of Washington, Inc.	22,995
1,607	FedEx Corp.	147,025
3,268	United Parcel Service, Inc., Class B	247,224
		496,754
	Auto Components
10,192	BorgWarner, Inc. (a)	760,629
29,090	Johnson Controls, Inc.	924,189
1,200	TRW Automotive Holdings Corp. (a)	45,024
		1,729,842
	Automobiles
10,545	Ford Motor Co.	130,969
	Beverages
10,862	Coca-Cola Co. (The)	733,511
1,313	Coca-Cola Enterprises, Inc.	35,175
670	Dr. Pepper Snapple Group, Inc.	26,009
1,100	Molson Coors Brewing Co.	47,179
7,141	PepsiCo, Inc.	468,950
		1,310,824
	Biotechnology
1,310	Alexion Pharmaceuticals, Inc. (a)	100,556
5,918	Amgen, Inc.	401,891
1,394	Biogen Idec, Inc. (a)	164,380
2,837	Celgene Corp. (a)	206,250
4,545	Gilead Sciences, Inc. (a)	221,978
700	Vertex Pharmaceuticals, Inc. (a)	25,865
		1,120,920

NUMBER OF SHARES		VALUE
	Building Products
14,965	Masco Corp.	$180,628
5,019	Owens Corning (a)	169,391
722	Universal Forest Products, Inc.	22,938
		372,957
	Capital Markets
2,735	Ameriprise Financial, Inc.	146,459
11,110	Bank of New York Mellon Corp. (The)	223,644
1,063	BlackRock, Inc.	193,466
6,993	Charles Schwab Corp. (The)	81,468
1,120	Franklin Resources, Inc.	118,832
6,223	Goldman Sachs Group, Inc. (The)	693,678
3,376	Invesco Ltd.	76,196
1,129	Legg Mason, Inc.	28,756
2,425	State Street Corp.	95,012
3,531	T. Rowe Price Group, Inc.	204,233
		1,861,744
	Chemicals
358	Air Products & Chemicals, Inc.	31,515
282	Airgas, Inc.	22,258
399	Celanese Corp.	19,435
4,361	CF Industries Holdings, Inc.	773,554
1,326	Dow Chemical Co. (The)	44,434
260	Eastman Chemical Co.	13,083
1,587	Ecolab, Inc.	95,918
20,119	EI du Pont de Nemours & Co.	1,023,856
394	FMC Corp.	36,516

See Notes to Financial Statements
32

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
1,242	Georgia Gulf Corp. (a)	$43,532
124	International Flavors & Fragrances, Inc.	6,921
576	LyondellBasell Industries N.V., Class A	24,826
2,687	Monsanto Co.	220,469
1,664	Mosaic Co. (The)	93,134
186	PPG Industries, Inc.	16,662
1,699	Praxair, Inc.	180,434
38	Sherwin-Williams Co. (The)	3,706
401	Sigma-Aldrich Corp.	27,284
		2,677,537
	Commercial Banks
11,791	BB&T Corp.	320,597
1,975	CIT Group, Inc. (a)	75,327
18,322	Fifth Third Bancorp	238,369
21,600	Huntington Bancshares, Inc.	123,336
25,709	KeyCorp	199,759
1,000	M&T Bank Corp.	79,740
4,230	PNC Financial Services Group, Inc.	249,232
37,868	Regions Financial Corp.	197,671
10,990	SunTrust Banks, Inc.	226,064
15,024	US Bancorp	423,977
51,714	Wells Fargo & Co.	1,510,566
5,600	Zions Bancorporation	94,304
		3,738,942
	Commercial Services & Supplies
1,225	Avery Dennison Corp.	33,259
1,313	Cintas Corp.	48,646
2,068	Iron Mountain, Inc.	63,736
2,106	Pitney Bowes, Inc.	39,951
3,108	Republic Services, Inc.	91,002

NUMBER OF SHARES		VALUE
2,662	RR Donnelley & Sons Co.	$30,240
949	Stericycle, Inc. (a)	79,735
3,380	Waste Management, Inc.	117,489
		504,058
	Communications Equipment
88,657	Ciena Corp. (a)	1,289,959
38,388	Cisco Systems, Inc.	753,557
4,680	Juniper Networks, Inc. (a)	97,952
2,334	Motorola Mobility Holdings, Inc. (a)	90,162
771	Motorola Solutions, Inc.	35,782
11,264	Qualcomm, Inc.	662,549
		2,929,961
	Computers & Peripherals
6,715	Apple, Inc. (a)	3,065,263
6,862	Dell, Inc. (a)	118,232
14,621	EMC Corp. (a)	376,637
25,299	Hewlett-Packard Co.	707,866
2,898	NetApp, Inc. (a)	109,371
21,485	SanDisk Corp. (a)	985,732
		5,363,101
	Construction & Engineering
884	Fluor Corp.	49,716
21,926	Foster Wheeler AG (a)	492,458
891	Jacobs Engineering Group, Inc. (a)	39,881
1,228	KBR, Inc.	39,468
20,535	URS Corp. (a)	845,015
		1,466,538
	Construction Materials
1,858	Eagle Materials, Inc.	54,644

See Notes to Financial Statements
33

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Consumer Finance
3,458	American Express Co.	$173,384
3,862	Capital One Financial Corp.	176,687
2,669	Discover Financial Services	72,543
5,607	SLM Corp.	83,825
		506,439
	Containers & Packaging
515	Ball Corp.	20,219
566	Crown Holdings, Inc. (a)	20,416
282	Owens-Illinois, Inc. (a)	6,782
299	Sealed Air Corp.	5,959
		53,376
	Distributors
40,000	Li & Fung Ltd. (d)	87,476
	Diversified Consumer Services
715	Apollo Group, Inc., Class A (a)	37,473
2,900	H&R Block, Inc.	47,444
		84,917
	Diversified Financial Services
120,646	Bank of America Corp.	860,206
21,367	Citigroup, Inc. (See Note 6)	656,394
73,605	JPMorgan Chase & Co.	2,745,467
2,353	Leucadia National Corp.	65,320
692	Moody's Corp.	25,763
2,695	NASDAQ OMX Group, Inc. (The) (a)	66,782
3,854	NYSE Euronext	102,362
		4,522,294

NUMBER OF SHARES		VALUE
	Diversified Telecommunication Services
29,366	AT&T, Inc.	$863,654
19,194	CenturyLink, Inc.	710,754
8,200	Frontier Communications Corp.	35,096
41,812	Verizon Communications, Inc.	1,574,640
		3,184,144
	Electric Utilities
4,499	American Electric Power Co., Inc.	177,980
9,293	Duke Energy Corp.	198,034
3,472	Edison International	142,491
1,505	Entergy Corp.	104,417
5,721	Exelon Corp.	227,581
3,566	FirstEnergy Corp.	150,557
3,188	NextEra Energy, Inc.	190,802
4,505	PPL Corp.	125,194
1,877	Progress Energy, Inc.	101,977
5,910	Southern Co.	269,260
		1,688,293
	Electrical Equipment
450	AMETEK, Inc.	21,150
964	Cooper Industries PLC	56,992
5,137	Emerson Electric Co.	263,939
1,720	Rockwell Automation, Inc.	133,936
339	Roper Industries, Inc.	31,659
		507,676
	Electronic Equipment, Instruments & Components
20,375	Arrow Electronics, Inc. (a)	841,284

See Notes to Financial Statements
34

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
2,325	Corning, Inc.	$29,923
2,080	TE Connectivity Ltd.	70,928
		942,135
	Energy Equipment & Services
3,645	Baker Hughes, Inc.	179,079
1,619	Cameron International Corp. (a)	86,131
1,979	FMC Technologies, Inc. (a)	101,147
6,916	Halliburton Co.	254,370
641	Helmerich & Payne, Inc.	39,556
3,980	National Oilwell Varco, Inc.	294,440
800	Noble Corp. (a)	27,872
9,851	Schlumberger Ltd.	740,500
5,654	Tenaris SA	110,714
5,624	Weatherford International Ltd. (a)	94,146
		1,927,955
	Food & Staples Retailing
6,163	Costco Wholesale Corp.	507,030
7,139	Kroger Co. (The)	169,623
31,593	Safeway, Inc.	694,414
7,509	Sysco Corp.	226,096
22,794	Wal-Mart Stores, Inc.	1,398,640
11,891	Walgreen Co.	396,684
1,987	Whole Foods Market, Inc.	147,097
		3,539,584
	Food Products
3,188	Archer-Daniels- Midland Co.	91,273
700	Bunge Ltd.	40,089
39,999	ConAgra Foods, Inc.	1,066,773
4,805	General Mills, Inc.	191,383

NUMBER OF SHARES		VALUE
2,369	H.J. Heinz Co.	$122,833
414	Hershey Co. (The)	25,287
700	JM Smucker Co. (The)	55,146
2,013	Kellogg Co.	99,684
7,910	Kraft Foods, Inc., Class A	302,953
1,393	Mead Johnson Nutrition Co.	103,207
2,000	Sara Lee Corp.	38,300
39,383	Smithfield Foods, Inc. (a)	879,422
2,000	Tyson Foods, Inc., Class A	37,280
		3,053,630
	Gas Utilities
1,600	Oneok, Inc.	133,056
	Health Care Equipment & Supplies
4,394	Baxter International, Inc.	243,779
1,890	Becton Dickinson and Co.	148,195
9,574	Boston Scientific Corp. (a)	57,061
2,361	Covidien PLC	121,592
481	CR Bard, Inc.	44,502
586	Edwards Lifesciences Corp. (a)	48,445
1,510	Hologic, Inc. (a)	30,789
501	Intuitive Surgical, Inc. (a)	230,415
8,000	Medtronic, Inc.	308,560
2,940	St. Jude Medical, Inc.	122,627
2,488	Stryker Corp.	137,910
708	Varian Medical Systems, Inc. (a)	46,636
1,871	Zimmer Holdings, Inc. (a)	113,663
		1,654,174

See Notes to Financial Statements
35

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Health Care Providers & Services
1,851	Aetna, Inc.	$80,889
3,423	Amerisource Bergen Corp.	133,394
3,383	Cardinal Health, Inc.	145,571
1,673	CIGNA Corp.	75,001
30,421	Coventry Health Care, Inc. (a)	914,759
569	DaVita, Inc. (a)	46,550
4,022	Express Scripts, Inc. (a)	205,766
43,400	HealthSouth Corp. (a)	837,186
642	Henry Schein, Inc. (a)	45,511
757	Humana, Inc.	67,388
526	Laboratory Corp. of America Holdings (a)	48,071
1,955	McKesson Corp.	159,763
3,167	Medco Health Solutions, Inc. (a)	196,417
26,605	Omnicare, Inc.	873,442
1,072	Quest Diagnostics, Inc.	62,262
5,142	UnitedHealth Group, Inc.	266,304
18,042	Universal Health Services, Inc., Class B	744,954
1,901	WellPoint, Inc.	122,272
		5,025,500
	Health Care Technology
946	Cerner Corp. (a)	57,602
	Hotels, Restaurants & Leisure
1,623	Carnival Corp.	49,014
328	Chipotle Mexican Grill, Inc. (a)	120,471

NUMBER OF SHARES		VALUE
643	Darden Restaurants, Inc.	$29,494
1,459	International Game Technology	23,242
2,353	Las Vegas Sands Corp. (a)	115,556
1,497	Marriott International, Inc., Class A	51,572
149	Marriott Vacations Worldwide Corp. (a)	3,092
17,330	McDonald's Corp.	1,716,536
1,732	MGM Resorts International (a)	22,603
1,400	Royal Caribbean Cruises Ltd.	38,052
4,797	Starbucks Corp.	229,920
761	Starwood Hotels & Resorts Worldwide, Inc.	41,277
678	Wynn Resorts Ltd.	78,126
20,421	Yum! Brands, Inc.	1,293,262
		3,812,217
	Household Durables
43,117	D.R. Horton, Inc.	600,189
10,636	KB Home	95,937
24,522	Lennar Corp., Class A	526,978
2,484	M/I Homes, Inc. (a)	28,193
6,491	MDC Holdings, Inc.	128,651
4,579	Meritage Homes Corp. (a)	110,812
2,879	Mohawk Industries, Inc. (a)	176,080
710	NVR, Inc. (a)	492,207
51,120	Pulte Group, Inc. (a)	380,844
5,880	Ryland Group, Inc. (The)	107,016
376	Skyline Corp.	2,335
46,694	Standard Pacific Corp. (a)	169,966

See Notes to Financial Statements
36

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
58,686	Toll Brothers, Inc. (a)	$1,279,942
		4,099,150
	Household Products
1,411	Clorox Co. (The)	96,879
4,665	Colgate-Palmolive Co.	423,209
3,573	Kimberly-Clark Corp.	255,684
21,257	Procter & Gamble Co. (The)	1,340,041
		2,115,813
	Independent Power Producers & Energy Traders
2,155	Constellation Energy Group, Inc.	78,507
22,387	NRG Energy, Inc. (a)	377,892
		456,399
	Industrial Conglomerates
1,340	3M Co.	116,191
3,385	Danaher Corp.	177,746
73,862	General Electric Co.	1,381,958
24,169	Tyco International Ltd.	1,231,411
		2,907,306
	Information Technology Services
3,712	Accenture PLC, Class A	212,846
1,053	Automatic Data Processing, Inc.	57,683
2,632	Cognizant Technology Solutions Corp., Class A (a)	188,846
823	Fiserv, Inc. (a)	51,758
11,854	International Business Machines Corp.	2,283,080
687	Mastercard, Inc., Class A	244,277
1,397	Paychex, Inc.	44,006

NUMBER OF SHARES		VALUE
2,706	Visa, Inc., Class A	$272,332
4,462	Western Union Co. (The)	85,224
		3,440,052
	Insurance
14,949	Assurant, Inc.	591,980
17,909	Chubb Corp. (The)	1,207,246
34,542	Fidelity National Financial, Inc.	628,319
19,355	Lincoln National Corp.	416,907
7,680	PartnerRe Ltd.	502,426
17,910	Principal Financial Group, Inc.	489,122
29,097	Unum Group	664,284
		4,500,284
	Internet & Catalog Retail
1,406	Amazon.com, Inc. (a)	273,383
306	Expedia, Inc.	9,905
106	NetFlix, Inc. (a)	12,741
323	Priceline.com, Inc. (a)	171,022
306	TripAdvisor, Inc. (a)	10,071
		477,122
	Internet Software & Services
1,337	Akamai Technologies, Inc. (a)	43,118
6,676	eBay, Inc. (a)	210,962
1,420	Google, Inc., Class A (a)	823,756
35,077	Yahoo!, Inc. (a)	542,641
		1,620,477
	Leisure Equipment & Products
1,000	Mattel, Inc.	31,000

See Notes to Financial Statements
37

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Life Sciences Tools & Services
2,439	Agilent Technologies, Inc. (a)	$103,584
700	Illumina, Inc. (a)	36,232
900	Life Technologies Corp. (a)	43,587
2,403	Thermo Fisher Scientific, Inc. (a)	127,119
400	Waters Corp. (a)	34,628
		345,150
	Machinery
4,392	Caterpillar, Inc.	479,255
1,343	Cummins, Inc.	139,672
2,796	Deere & Co.	240,875
311	Dover Corp.	19,721
1,194	Eaton Corp.	58,542
287	Flowserve Corp.	31,619
19,778	Illinois Tool Works, Inc.	1,048,827
971	Ingersoll-Rand PLC	33,927
419	Joy Global, Inc.	37,999
2,572	PACCAR, Inc.	113,682
693	Pall Corp.	41,358
300	Stanley Black & Decker, Inc.	21,054
1,144	Xylem, Inc.	29,641
		2,296,172
	Media
2,651	Cablevision Systems Corp.	38,572
6,670	CBS Corp., Class B	189,962
11,543	Comcast Corp., Class A	306,928
4,401	Comcast Corp., Class A	112,181
8,109	DIRECTV, Class A (a)	364,986
1,176	Discovery Communications, Inc. (a)	50,427

NUMBER OF SHARES		VALUE
1,229	Discovery Communications, Inc., Class C (a)	$47,747
4,650	Interpublic Group of Cos., Inc. (The)	48,035
1,166	Liberty Global, Inc., Series A (a)	53,496
1,140	Liberty Global, Inc., Series C (a)	50,342
3,249	McGraw-Hill Cos., Inc. (The)	149,454
15,513	News Corp., Class A	292,110
3,316	News Corp., Class B	64,563
1,961	Omnicom Group, Inc.	89,441
632	Scripps Networks Interactive, Inc., Class A	27,404
3,131	Time Warner Cable, Inc.	230,817
36,638	Time Warner, Inc.	1,357,804
3,446	Viacom, Inc., Class B	162,100
2,494	Virgin Media, Inc.	59,457
9,956	Walt Disney Co. (The)	387,288
		4,083,114
	Metals & Mining
3,482	Alcoa, Inc.	35,377
402	Allegheny Technologies, Inc.	18,247
1,033	Allied Nevada Gold Corp. (a)	37,116
1,873	Aurizon Mines Ltd. (a)	10,358
986	Cliffs Natural Resources, Inc.	71,239
1,040	Coeur d'Alene Mines Corp. (a)	28,766
1,863	Freeport-McMoRan Copper & Gold, Inc.	86,089
3,057	Golden Star Resources Ltd. (a)	6,603

See Notes to Financial Statements
38

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
5,461	Great Basin Gold Ltd. (a)	$6,881
3,252	Hecla Mining Co.	17,106
4,366	IAMGOLD Corp.	73,087
10,684	Molycorp, Inc. (a)	330,990
6,578	Newmont Mining Corp.	404,415
631	Nucor Corp.	28,073
630	Royal Gold, Inc.	47,968
496	Seabridge Gold, Inc. (a)	10,004
938	Silver Standard Resources, Inc. (a)	16,199
58,542	Steel Dynamics, Inc.	933,745
1,137	Tanzanian Royalty Exploration Corp. (a)	3,763
408	United States Steel Corp.	12,318
		2,178,344
	Multi-Utilities
2,816	Ameren Corp.	89,098
5,254	CenterPoint Energy, Inc.	97,041
2,627	Consolidated Edison, Inc.	154,888
4,688	Dominion Resources, Inc.	234,587
1,783	DTE Energy Co.	94,873
17,449	Integrys Energy Group, Inc.	905,778
3,283	PG&E Corp.	133,487
4,499	Public Service Enterprise Group, Inc.	136,500
2,438	Sempra Energy	138,722
2,911	Wisconsin Energy Corp.	98,974
4,316	Xcel Energy, Inc.	114,806
		2,198,754

NUMBER OF SHARES		VALUE
	Multi-line Retail
274	Dollar General Corp. (a)	$11,675
274	Dollar Tree, Inc. (a)	23,238
274	Family Dollar Stores, Inc.	15,289
1,790	Kohl's Corp.	82,322
512	Nordstrom, Inc.	25,283
2,192	Target Corp.	111,376
		269,183
	Office Electronics
4,000	Xerox Corp.	31,000
	Oil, Gas & Consumable Fuels
738	Alpha Natural Resources, Inc. (a)	14,849
17,432	Anadarko Petroleum Corp.	1,407,111
2,487	Apache Corp.	245,914
843	Arch Coal, Inc.	12,164
26,045	Chesapeake Energy Corp.	550,331
21,043	Chevron Corp.	2,169,112
548	Concho Resources, Inc. (a)	58,450
23,104	ConocoPhillips	1,575,924
1,194	Consol Energy, Inc.	42,674
2,338	Devon Energy Corp.	149,188
5,087	El Paso Corp.	136,688
1,935	EOG Resources, Inc.	205,381
908	EQT Corp.	45,872
38,585	Exxon Mobil Corp.	3,231,108
12,175	Hess Corp.	685,452
4,183	Marathon Oil Corp.	131,304
1,944	Marathon Petroleum Corp.	74,300
899	Murphy Oil Corp.	53,580
510	Newfield Exploration Co. (a)	19,283

See Notes to Financial Statements
39

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
1,285	Noble Energy, Inc.	$129,361
7,456	Occidental Petroleum Corp.	743,885
2,384	Peabody Energy Corp.	81,271
729	Pioneer Natural Resources Co.	72,390
1,124	QEP Resources, Inc.	32,191
1,324	Range Resources Corp.	76,156
3,029	Southwestern Energy Co. (a)	94,323
4,743	Spectra Energy Corp.	149,357
1,336	Ultra Petroleum Corp. (a)	32,104
3,311	Valero Energy Corp.	79,431
8,602	Williams Cos., Inc. (The)	247,910
3,456	WPX Energy, Inc. (a)	56,955
		12,604,019
	Paper & Forest Products
527	Deltic Timber Corp.	35,899
455	International Paper Co.	14,169
5,748	Louisiana-Pacific Corp. (a)	48,973
24,131	MeadWestvaco Corp.	710,417
		809,458
	Personal Products
4,300	Avon Products, Inc.	76,411
3,254	Estee Lauder Cos., Inc. (The), Class A	188,504
		264,915
	Pharmaceuticals
28,369	Abbott Laboratories	1,536,181
1,817	Allergan, Inc.	159,733
53,646	Bristol-Myers Squibb Co.	1,729,547

NUMBER OF SHARES		VALUE
4,932	Eli Lilly & Co.	$195,998
972	Hospira, Inc. (a)	33,495
13,046	Johnson & Johnson	859,862
14,451	Merck & Co., Inc.	552,895
1,700	Mylan, Inc. (a)	35,275
400	Perrigo Co.	38,240
37,151	Pfizer, Inc.	795,031
400	Watson Pharmaceuticals, Inc. (a)	23,452
		5,959,709
	Professional Services
665	Dun & Bradstreet Corp. (The)	55,068
1,333	Equifax, Inc.	51,947
541	IHS, Inc., Class A (a)	48,409
1,354	Manpower, Inc.	54,309
1,949	Robert Half International, Inc.	53,968
1,789	Verisk Analytics, Inc., Class A (a)	71,685
		335,386
	Real Estate Investment Trusts (REITs)
3,590	American Tower Corp. REIT	228,001
2,608	Annaly Capital Management, Inc. REIT	43,919
1,383	AvalonBay Communities, Inc. REIT	188,102
1,481	Boston Properties, Inc. REIT	154,098
2,792	Equity Residential REIT	166,264
1,323	General Growth Properties, Inc. REIT	20,877
1,242	HCP, Inc. REIT	52,201

See Notes to Financial Statements
40

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
554	Health Care REIT, Inc. REIT	$31,694
9,350	Host Hotels & Resorts, Inc. REIT	153,527
1,278	Kimco Realty Corp. REIT	23,323
454	Liberty Property Trust REIT	15,114
462	Macerich Co. (The) REIT	25,087
487	Plum Creek Timber Co., Inc. REIT	18,886
4,344	ProLogis, Inc. REIT	137,748
3,611	Public Storage REIT	501,423
497	Rayonier, Inc. REIT	22,728
303	Regency Centers Corp. REIT	12,520
49	Rouse Properties, Inc. REIT (a)	606
5,112	Simon Property Group, Inc. REIT	694,516
403	Ventas, Inc. REIT	23,499
407	Vornado Realty Trust REIT	32,918
1,599	Weyerhaeuser Co. REIT	32,012
		2,579,063
	Real Estate Management & Development
5,924	CBRE Group, Inc. (a)	114,333
9,091	Lend Lease Group REIT (Stapled Securities) (b)(c)	70,938
		185,271
	Road & Rail
5,709	CSX Corp.	128,738
312	JB Hunt Transport Services, Inc.	15,934

NUMBER OF SHARES		VALUE
17,551	Norfolk Southern Corp.	$1,267,182
2,210	Union Pacific Corp.	252,625
		1,664,479
	Semiconductors & Semiconductor Equipment
2,800	Advanced Micro Devices, Inc. (a)	18,788
4,324	Altera Corp.	172,052
4,095	Analog Devices, Inc.	160,237
5,700	Applied Materials, Inc.	69,996
1,100	Avago Technologies Ltd.	37,334
5,143	Broadcom Corp., Class A (a)	176,611
200	First Solar, Inc. (a)	8,456
46,780	Intel Corp.	1,235,928
800	KLA-Tencor Corp.	40,904
700	Lam Research Corp. (a)	29,813
1,300	Linear Technology Corp.	43,316
2,800	LSI Corp. (a)	21,196
2,600	Marvell Technology Group Ltd. (a)	40,378
1,100	Maxim Integrated Products, Inc.	29,524
700	Microchip Technology, Inc.	25,837
4,200	Micron Technology, Inc. (a)	31,878
2,600	NVIDIA Corp. (a)	38,402
10,606	Texas Instruments, Inc.	343,422
1,100	Xilinx, Inc.	39,435
		2,563,507

See Notes to Financial Statements
41

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Software
3,095	Adobe Systems, Inc. (a)	$95,790
1,084	BMC Software, Inc. (a)	39,284
1,963	CA, Inc.	50,606
1,350	Citrix Systems, Inc. (a)	88,034
2,694	Intuit, Inc.	152,049
72,554	Microsoft Corp.	2,142,520
20,774	Oracle Corp.	585,827
18,177	Red Hat, Inc. (a)	842,867
666	Salesforce.com, Inc. (a)	77,789
5,573	Symantec Corp. (a)	95,800
		4,170,566
	Specialty Retail
232	Abercrombie & Fitch Co., Class A	10,658
232	Advance Auto Parts, Inc.	17,780
106	AutoZone, Inc. (a)	36,875
1,343	Bed Bath & Beyond, Inc. (a)	81,520
908	Best Buy Co., Inc.	21,747
575	CarMax, Inc. (a)	17,497
507	GameStop Corp., Class A (a)	11,844
55,777	Gap, Inc. (The)	1,058,647
29,049	Home Depot, Inc.	1,289,485
6,485	Lowe's Cos., Inc.	173,993
2,004	Ltd. Brands, Inc.	83,887
1,042	O'Reilly Automotive, Inc. (a)	84,933
274	PetSmart, Inc.	14,582
1,630	Ross Stores, Inc.	82,837
4,882	Staples, Inc.	71,424
401	Tiffany & Co.	25,584
1,975	TJX Cos., Inc.	134,577
274	Urban Outfitters, Inc. (a)	7,261
		3,225,131

NUMBER OF SHARES		VALUE
	Textiles, Apparel & Luxury Goods
1,228	Coach, Inc.	$86,021
1,502	NIKE, Inc., Class B	156,193
7,551	VF Corp.	992,881
		1,235,095
	Thrifts & Mortgage Finance
4,800	New York Community Bancorp, Inc.	60,912
	Tobacco
9,551	Altria Group, Inc.	271,249
700	Lorillard, Inc.	75,173
22,287	Philip Morris International, Inc.	1,666,399
22,832	Reynolds American, Inc.	895,699
		2,908,520
	Trading Companies & Distributors
1,990	Fastenal Co.	92,893
1,367	Watsco, Inc.	94,282
593	WW Grainger, Inc.	113,109
		300,284
	Wireless Telecommunication Services
3,369	Crown Castle International Corp. (a)	163,329
1,500	NII Holdings, Inc. (a)	30,165
20,300	Sprint Nextel Corp. (a)	43,036
		236,530
	Total United States	127,369,475
	Total Common Stocks (Cost $243,265,885)	254,510,671

See Notes to Financial Statements
42

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES		VALUE
	Commodity Linked Security (5.0%)
	United States
23,938,000	Deutsche Bank AG Series 0005 (Cost $23,938,000) (e)(f)	$24,366,490
	Investment Companies (1.2%)
8,000	iShares MSCI Emerging Markets Index Fund	337,040
87,800	Market Vectors Russia ETF	2,651,560
110,800	Technology Select Sector SPDR Fund	2,997,140
	Total Investment Companies (Cost $5,619,206)	5,985,740
PRINCIPAL AMOUNT IN THOUSANDS
	Corporate Bonds (10.5%)
	Australia (0.8%)
	Basic Materials
$135	Rio Tinto Finance USA Ltd. 9.00% 05/01/19	188,138
	Communications
260	Telstra Corp., Ltd. (e) 4.80% 10/12/21	284,677
	Consumer, Cyclical
195	Wesfarmers Ltd. (e) 2.983% 05/18/16	198,599
	Consumer, Non-Cyclical
195	Woolworths Ltd. (e) 4.00% 09/22/20	203,998

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Finance
EUR	400	Australia & New Zealand Banking Group Ltd. 5.125% 09/10/19	$555,045
	$500	Commonwealth Bank of Australia (e) 2.90% 09/17/14	522,084
	355	Commonwealth Bank of Australia (e) 5.00% 10/15/19	382,968
	245	Macquarie Bank Ltd. (e) 6.625% 04/07/21	233,589
	235	Macquarie Group Ltd. (e) 6.00% 01/14/20	226,391
	400	National Australia Bank Ltd. (e) 3.375% 07/08/14	423,409
	325	QBE Capital Funding III Ltd. (e) 7.25% (g) 05/24/41	287,870
	90	Westpac Banking Corp. 3.00% 12/09/15	92,196
			2,723,552
		Information Technology
	245	Westpac Banking Corp. 4.20% 02/27/15	260,028
		Total Australia	3,858,992
		Belgium (0.1%)
		Consumer Staples
EUR	200	Ontex IV SA 7.50% 04/15/18	245,913

See Notes to Financial Statements
43

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Consumer, Non-Cyclical
$200	Anheuser-Busch InBev Worldwide, Inc. 4.125% 01/15/15	$218,043
85	Anheuser-Busch InBev Worldwide, Inc. 5.00% 04/15/20	98,958
45	Anheuser-Busch InBev Worldwide, Inc. 5.375% 11/15/14	50,359
		367,360
	Total Belgium	613,273
	Brazil (0.3%)
	Basic Materials
185	Vale Overseas Ltd. 5.625% 09/15/19	207,494
50	Vale Overseas Ltd. 6.875% 11/10/39	59,491
		266,985
	Energy
330	Petrobras International Finance Co. 5.75% 01/20/20	355,256
	Finance
465	Banco Bradesco SA (e) 4.125% 05/16/16	469,650
290	Banco Votorantim SA (e) 5.25% 02/11/16	295,075
		764,725
	Total Brazil	1,386,966
	Canada (0.3%)
	Basic Materials
220	Teck Resources Ltd. 10.25% 05/15/16	253,003

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Finance
	$615	Bank of Montreal (e) 2.85% 06/09/15	$650,615
	380	Brookfield Asset Management, Inc. 5.80% 04/25/17	407,581
			1,058,196
		Industrials
	65	Bombardier, Inc. (e) 7.50% 03/15/18	73,125
	135	Bombardier, Inc. (e) 7.75% 03/15/20	153,900
			227,025
		Total Canada	1,538,224
		France (0.8%)
		Communications
	145	Vivendi SA (e) 6.625% 04/04/18	163,205
		Consumer Staples
EUR	250	Europcar Groupe SA 4.962% (g) 05/15/13	268,150
		Consumer, Cyclical
	333	Cie Generale des Etablissements Michelin 0.00% 01/01/17	503,923
		Finance
	400	Banque Federative du Credit Mutuel SA 3.00% 10/29/15	516,629
	$455	BNP Paribas SA 5.00% 01/15/21	456,323
EUR	300	Credit Agricole SA 3.90% 04/19/21	318,692
	350	Credit Agricole SA 5.875% 06/11/19	445,624

See Notes to Financial Statements
44

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$250	Societe Generale SA 6.125% 08/20/18	$316,392
			2,053,660
		Utilities
	450	RTE EDF Transport SA 5.125% 09/12/18	667,057
		Total France	3,655,995
		Germany (0.3%)
		Communications
	150	Deutsche Telekom International Finance BV 8.75% 06/15/30	217,414
		Consumer, Cyclical
	45	Daimler Finance North America LLC 8.50% 01/18/31	64,253
		Finance
EUR	400	Deutsche Bank AG 5.00% 06/24/20	512,751
	300	Kreditanstalt fuer Wiederaufbau 1.50% 07/30/14	439,309
			952,060
		Health Care
	100	Celesio Finance B.V. 3.75% 10/29/14	129,987
		Total Germany	1,363,714
		Israel (0.1%)
		Consumer, Non-Cyclical
	$360	Teva Pharmaceutical Finance IV BV 3.65% 11/10/21	381,588

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Italy (0.7%)
		Communications
EUR	400	Telecom Italia Finance SA 7.75% 01/24/33	$509,049
		Finance
	500	Finmeccanica Finance SA 8.125% 12/03/13	685,661
	400	Intesa Sanpaolo SpA 4.125% 04/14/20	473,303
	$100	Intesa Sanpaolo SpA (e) 6.50% 02/24/21	92,443
EUR	500	UniCredit SpA 4.375% 02/10/14	655,160
	300	UniCredit SpA 5.75% 09/26/17	349,676
			2,256,243
		Industrials
	200	Wind Acquisition Finance SA 11.75% 07/15/17	240,053
		Utilities
	$650	Enel Finance International N.V. (e) 5.125% 10/07/19	595,513
		Total Italy	3,600,858
		Japan (0.1%)
		Finance
	470	Sumitomo Mitsui Banking Corp. (e) 3.95% 01/12/22	482,489

See Notes to Financial Statements
45

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Luxembourg (0.1%)
		Basic Materials
	$390	ArcelorMittal 9.85% 06/01/19	$460,431
		Mexico (0.1%)
		Finance
	625	BBVA Bancomer SA (e) 4.50% 03/10/16	631,875
		Netherlands (0.4%)
		Basic Materials
	40	LyondellBasell Industries N.V. (e) 6.00% 11/15/21	43,700
		Finance
EUR	200	ABN Amro Bank N.V. 3.625% 10/06/17	262,816
	$275	ABN Amro Bank N.V. 4.25% 02/02/17	274,730
	335	Aegon N.V. 4.625% 12/01/15	350,665
EUR	300	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Series G 3.75% 11/09/20	366,477
	$600	ING Bank N.V. (e) 3.90% 03/19/14	632,328
			1,887,016
		Total Netherlands	1,930,716
		Russia (0.0%)
		Energy
	100	Gazprom OAO Via Gaz Capital SA (e) 6.51% 03/07/22	106,000

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Spain (0.3%)
		Communications
	$415	Telefonica Europe BV 8.25% 09/15/30	$476,277
		Finance
EUR	350	Gas Natural Capital Markets SA 4.125% 01/26/18	439,367
	$125	Santander Holdings USA, Inc. 4.625% 04/19/16	122,184
			561,551
		Utilities
	200	Iberdrola Finance Ireland Ltd. (e) 5.00% 09/11/19	196,531
		Total Spain	1,234,359
		Sweden (0.2%)
		Diversified
EUR	150	Industrivarden AB 1.875% 02/27/17	189,831
		Finance
	480	Nordea Bank AB 4.00% 03/29/21	593,791
		Total Sweden	783,622
		Switzerland (0.1%)
		Finance
	$175	ABB Treasury Center USA, Inc. (e) 2.50% 06/15/16	174,380
	110	Credit Suisse 5.40% 01/14/20	111,421
	90	Credit Suisse 6.00% 02/15/18	94,464
		Total Switzerland	380,265

See Notes to Financial Statements
46

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		United Arab Emirates (0.1%)
		Finance
EUR	400	Aabar Investments PJSC 4.00% 05/27/16	$498,367
		United Kingdom (1.3%)
		Communications
	$265	WPP Finance 2010 (e) 4.75% 11/21/21	272,750
	100	WPP Finance UK 8.00% 09/15/14	112,773
			385,523
		Consumer, Non-Cyclical
	155	BAT International Finance PLC (e) 9.50% 11/15/18	211,766
EUR	350	Imperial Tobacco Finance PLC 8.375% 02/17/16	556,405
			768,171
		Finance
	650	Abbey National Treasury Services PLC 3.625% 10/14/16	866,275
	$265	Abbey National Treasury Services PLC (e) 3.875% 11/10/14	259,842
EUR	200	Barclays Bank PLC 6.00% 01/23/18	256,575
	250	Barclays Bank PLC 6.00% 01/14/21	307,947
	300	FCE Bank PLC 4.75% 01/19/15	402,229
	$385	HBOS PLC, Series G (e) 6.75% 05/21/18	339,138

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
EUR	400	HSBC Holdings PLC 6.00% 06/10/19	$572,370
	300	Lloyds TSB Bank PLC 6.375% 06/17/16	424,762
	$150	Lloyds TSB Bank PLC, MTN (e) 5.80% 01/13/20	153,062
	525	Nationwide Building Society (e) 6.25% 02/25/20	537,730
EUR	150	Royal Bank of Scotland PLC (The) 5.50% 03/23/20	197,417
	$160	Standard Chartered PLC (e) 3.85% 04/27/15	165,540
			4,482,887
		Industrials
EUR	300	BAA Funding Ltd. 4.60% 02/15/18	408,770
		Information Technology
	250	Lloyds TSB Bank PLC 6.50% 03/24/20	280,351
		Total United Kingdom	6,325,702
		United States (4.4%)
		Basic Materials
	$255	Barrick North America Finance LLC 4.40% 05/30/21	281,245
	200	Georgia-Pacific LLC 7.75% 11/15/29	257,730
	275	Georgia-Pacific LLC 8.875% 05/15/31	382,997
			921,972

See Notes to Financial Statements
47

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Communications
$210	AT&T, Inc. 6.30% 01/15/38	$256,991
70	AT&T, Inc. 6.55% 02/15/39	88,628
205	CBS Corp. 8.875% 05/15/19	270,187
40	CenturyLink, Inc. 6.45% 06/15/21	42,213
65	CenturyLink, Inc., Series Q 6.15% 09/15/19	66,064
170	Comcast Corp. 5.15% 03/01/20	197,645
105	Comcast Corp. 5.70% 05/15/18	123,313
50	Comcast Corp. 6.45% 03/15/37	61,499
95	DirecTV Holdings LLC/ DirecTV Financing Co., Inc. 5.875% 10/01/19	108,608
90	DirecTV Holdings LLC/ DirecTV Financing Co., Inc. 7.625% 05/15/16	94,924
55	Frontier Communications Corp. 8.50% 04/15/20	54,725
225	NBC Universal Media LLC 4.375% 04/01/21	244,741
135	News America, Inc. 4.50% 02/15/21	147,025
145	Omnicom Group, Inc. 4.45% 08/15/20	153,886
125	Qwest Corp. 6.875% 09/15/33	125,125
105	Time Warner Cable, Inc. 6.75% 06/15/39	126,593

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$75	Verizon Communications, Inc. 4.60% 04/01/21	$85,326
60	Verizon Communications, Inc. 5.85% 09/15/35	71,166
150	Verizon Communications, Inc. 6.35% 04/01/19	186,764
125	Verizon Communications, Inc. 8.95% 03/01/39	202,198
		2,707,621
	Consumer Staples
235	Philip Morris International, Inc. 5.65% 05/16/18	285,330
	Consumer, Cyclical
400	Chrysler Group LLC/ CG Co-Issuer, Inc. (e) 8.00% 06/15/19	386,000
175	Home Depot, Inc. 5.40% 09/15/40	209,278
400	Home Depot, Inc. 5.875% 12/16/36	500,247
90	JC Penney Co., Inc. 5.65% 06/01/20	90,675
151	JC Penney Corp., Inc. 6.375% 10/15/36	130,615
		1,316,815
	Consumer, Non-Cyclical
85	Altria Group, Inc. 4.125% 09/11/15	93,043
185	Altria Group, Inc. 9.25% 08/06/19	252,226
300	Boston Scientific Corp. 6.00% 01/15/20	342,065

See Notes to Financial Statements
48

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$115	Bunge Ltd. Finance Corp. 8.50% 06/15/19	$142,510
135	ConAgra Foods, Inc. 8.25% 09/15/30	179,142
484	Gilead Sciences, Inc. 1.00% 05/01/14	587,455
25	Gilead Sciences, Inc. 5.65% 12/01/41	28,605
230	Life Technologies Corp. 6.00% 03/01/20	260,138
265	SABMiller Holdings, Inc. (e) 3.75% 01/15/22	276,437
185	UnitedHealth Group, Inc. 3.375% 11/15/21	194,971
210	UnitedHealth Group, Inc. 4.625% 11/15/41	223,656
		2,580,248
	Energy
125	Kinder Morgan Energy Partners LP 5.95% 02/15/18	143,827
275	Marathon Petroleum Corp. 5.125% 03/01/21	292,765
190	Plains All American Pipeline LP/PAA Finance Corp. 6.70% 05/15/36	225,056
190	Plains All American Pipeline LP/PAA Finance Corp. 8.75% 05/01/19	245,162
		906,810

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Finance
$350	Bank of America Corp., Series L 5.65% 05/01/18	$358,538
180	Bear Stearns Cos. LLC (The) 6.40% 10/02/17	204,756
305	Bear Stearns Cos. LLC (The) 7.25% 02/01/18	365,162
180	BNP Paribas/BNP Paribas US Medium- Term Note Program LLC (e) 5.125% 01/15/15	174,832
75	Boston Properties LP 5.875% 10/15/19	86,769
455	Capital One Bank, USA NA 8.80% 07/15/19	551,047
245	Citigroup, Inc. (See Note 6) 6.125% 05/15/18	269,570
720	Citigroup, Inc. (See Note 6) 8.50% 05/22/19	880,956
235	Farmers Exchange Capital (e) 7.05% 07/15/28	258,345
275	General Electric Capital Corp. 5.30% 02/11/21	299,697
465	General Electric Capital Corp. 5.625% 05/01/18	533,842
635	General Electric Capital Corp., Series G 6.00% 08/07/19	736,374

See Notes to Financial Statements
49

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$275	Genworth Financial, Inc. 7.20% 02/15/21	$265,113
775	Goldman Sachs Group, Inc. (The) 6.15% 04/01/18	836,772
255	Goldman Sachs Group, Inc. (The) 6.75% 10/01/37	253,277
135	Harley-Davidson Funding Corp. (e) 6.80% 06/15/18	161,190
250	Jefferies Group, Inc. 3.875% 11/09/15	230,625
75	JPMorgan Chase & Co. 6.00% 01/15/18	85,138
1,280	Merrill Lynch & Co., Inc., MTN 6.875% 04/25/18	1,383,081
85	NASDAQ OMX Group, Inc. (The) 5.55% 01/15/20	89,263
265	Prudential Financial, Inc., MTN 4.75% 09/17/15	286,638
150	Prudential Financial, Inc., MTN 6.625% 12/01/37	175,770
435	SLM Corp., MTN 6.25% 01/25/16	444,406
		8,931,161
	Industrials
155	Agilent Technologies, Inc. 5.50% 09/14/15	173,687
375	CRH America, Inc. 6.00% 09/30/16	410,131
255	L-3 Communications Corp. 4.75% 07/15/20	261,616
		845,434

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Technology
	$410	Hewlett-Packard Co. 4.65% 12/09/21	$441,925
	731	Intel Corp. 2.95% 12/15/35	825,116
	145	KLA-Tencor Corp. 6.90% 05/01/18	171,660
	607	Lam Research Corp. (e) 1.25% 05/15/18	619,899
	670	Microsoft Corp. (e) 0.00% 06/15/13	698,475
			2,757,075
		Utilities
	375	PPL WEM Holdings PLC (e) 3.90% 05/01/16	393,135
		Total United States	21,645,601
		Total Corporate Bonds (Cost $49,678,015)	50,879,037
		Sovereign (14.8%)
		Australia (0.6%)
AUD	1,100	Australia Government Bond 5.25% 03/15/19	1,292,879
	1,600	Treasury Corp. of Victoria 5.75% 11/15/16	1,800,135
		Total Australia	3,093,014
		Bermuda (0.1%)
	$240	Bermuda Government International Bond (e) 5.603% 07/20/20	267,313

See Notes to Financial Statements
50

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Canada (1.3%)
EUR	300	Canada Government International Bond 3.50% 01/13/20	$449,253
CAD	4,150	Canadian Government Bond 4.25% 06/01/18	4,828,271
	$300	Province of Ontario Canada 4.00% 10/07/19	336,372
EUR	600	Province of Ontario Canada 4.00% 12/03/19	880,164
		Total Canada	6,494,060
		Denmark (0.1%)
DKK	3,300	Denmark Government Bond 4.00% 11/15/19	690,814
		France (1.2%)
EUR	200	France Government Bond OAT 3.25% 10/25/21	265,042
	1,000	France Government Bond OAT 4.00% 04/25/18	1,434,337
	3,000	French Treasury Note BTAN 3.00% 07/12/14	4,110,875
		Total France	5,810,254
		Germany (1.9%)
	$2,200	Bundesobligation 2.75% 04/08/16	3,135,255
	100	Bundesrepublik Deutschland 2.25% 09/04/21	136,593

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	$750	Bundesrepublik Deutschland 3.50% 07/04/19	$1,129,451
	75	Bundesrepublik Deutschland 4.25% 07/04/17	115,536
	650	Bundesrepublik Deutschland 4.25% 07/04/39	1,134,945
	2,050	Bundesrepublik Deutschland 4.75% 07/04/34	3,676,760
		Total Germany	9,328,540
		Italy (0.8%)
EUR	850	Italy Buoni Poliennali Del Tesoro 3.00% 06/15/15	1,074,704
	1,100	Italy Buoni Poliennali Del Tesoro 4.50% 02/01/18	1,399,313
	800	Italy Buoni Poliennali Del Tesoro 5.00% 08/01/39	855,444
	$330	Republic of Italy 6.875% 09/27/23	340,296
		Total Italy	3,669,757
		Japan (4.3%)
JPY	110,000	Japan Finance Organization for Municipalities 1.90% 06/22/18	1,568,454
	140,000	Japan Government Ten Year Bond 1.30% 12/20/13	1,877,045
	380,000	Japan Government Ten Year Bond 1.40% 09/20/15	5,192,100

See Notes to Financial Statements
51

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
JPY	290,000	Japan Government Ten Year Bond 1.70% 06/20/18	$4,095,601
	120,000	Japan Government Ten Year Bond 1.90% 06/20/16	1,683,402
	505,000	Japan Government Thirty Year Bond 1.70% 06/20/33	6,546,873
		Total Japan	20,963,475
		Korea, Republic of (0.2%)
	$200	Korea Development Bank 3.875% 05/04/17	202,997
	200	Korea Development Bank 4.375% 08/10/15	208,972
	630	Korea Finance Corp. 4.625% 11/16/21	629,241
	150	Republic of Korea 7.125% 04/16/19	188,852
		Total Korea, Republic of	1,230,062
		Mexico (0.5%)
MXN	24,400	Mexican Bonos 10.00% 12/05/24	2,507,653
		Netherlands (0.6%)
EUR	1,800	Netherlands Government Bond 4.00% 07/15/19	2,711,449
	100	Netherlands Government Bond 4.00% 01/15/37	164,498
		Total Netherlands	2,875,947

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
		Norway (0.1%)
NOK	3,500	Norway Government Bond 6.50% 05/15/13	$634,478
		Poland (0.4%)
PLN	6,000	Poland Government Bond 5.25% 10/25/17	1,866,244
		South Africa (0.1%)
ZAR	3,000	South Africa Government Bond 7.25% 01/15/20	374,850
		Supernational (0.4%)
JPY	145,000	European Investment Bank 2.15% 01/18/27	1,905,782
		Sweden (0.3%)
SEK	7,800	Sweden Government Bond 4.25% 03/12/19	1,360,864
		United Kingdom (1.9%)
GBP	500	United Kingdom Gilt 2.75% 01/22/15	841,437
	1,300	United Kingdom Gilt 4.00% 09/07/16	2,340,505
	2,450	United Kingdom Gilt 4.25% 06/07/32	4,726,365
	570	United Kingdom Gilt 4.25% 09/07/39	1,108,786
		Total United Kingdom	9,017,093
		Total Sovereign (Cost $65,796,713)	72,090,200

See Notes to Financial Statements
52

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Municipal Bonds (0.1%)
$145	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.184% 01/01/34	$173,345
	Municipal Electric Authority of Georgia
160	6.637% 04/01/57	186,539
295	6.655% 04/01/57	338,344
	Total Municipal Bonds (Cost $603,725)	698,228
	Agency Fixed Rate Mortgages (5.4%)
	Federal Home Loan Mortgage Corporation, February TBA:
1,800	(h) 3.00% 02/25/27	1,875,094
1,805	(h) 3.50% 02/25/42	1,872,405
	Gold Pools:
883	4.00% 12/01/41	932,842
957	6.00% 11/01/37 - 02/01/38	1,053,318
308	6.50% 05/01/32 - 09/01/32	350,531
	Federal National Mortgage Association, Conventional Pools:
3,013	4.00% 11/01/41 - 01/01/42	3,190,503
3,257	4.50% 08/01/40 - 08/01/41	3,493,881
2,599	5.00% 01/01/41 - 03/01/41	2,830,676
2,528	5.50% 02/01/38 - 06/01/38	2,755,808

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$1,286	6.00% 03/01/37 - 10/01/38	$1,416,630
75	6.50% 12/01/29	86,343
773	7.00% 12/01/17 - 02/01/31	903,139
	Government National Mortgage Association, February TBA:
2,065	(h) 4.00% 02/25/42	2,227,296
	Various Pools:
2,676	4.50% 04/15/39 - 08/15/39	2,931,840
302	5.50% 08/15/39	339,035
	Total Agency Fixed Rate Mortgages (Cost $25,905,207)	26,259,341
	Asset-Backed Securities (0.7%)
59	ARI Fleet Lease Trust (e) 1.735% (g) 08/15/18	59,191
71	Chesapeake Funding LLC (e) 2.285% (g) 12/15/20	71,411
825	CNH Equipment Trust 1.20% 05/16/16	831,817
409	CVS Pass-Through Trust 6.036% 12/10/28	434,799
525	Ford Credit Floorplan Master Owner Trust (e) 1.985% (g) 02/15/17	542,227
430	FUEL Trust (e) 4.207% 04/15/16	441,997

See Notes to Financial Statements
53

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
$325	GE Dealer Floorplan Master Note Trust (e) 1.84% (g) 10/20/14	$327,574
425	SLM Student Loan Trust (e) 4.37% 04/17/28	438,689
	Total Asset-Backed Securities (Cost $3,070,533)	3,147,705
	U.S. Treasury Securities (3.8%)
	U.S. Treasury Bonds
1,960	3.50% 02/15/39	2,191,525
2,900	6.875% 08/15/25	4,478,235
	U.S. Treasury Notes
7,720	3.125% 05/15/19	8,715,764
2,700	3.625% 02/15/21	3,154,572
	Total U.S. Treasury Securities (Cost $16,216,847)	18,540,096
	Commercial Mortgage Backed Securities (0.9%)
	United States
500	Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.817% (g) 04/10/49	485,616
440	Bear Stearns Commercial Mortgage Securities 5.363% 02/11/44	353,605
	Greenwich Capital Commercial Funding Corp.
410	5.475% 03/10/39	400,281
1,315	5.867% (g) 12/10/49	1,226,588

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	JP Morgan Chase Commercial Mortgage Securities Corp.
$700	4.171% 08/15/46	$773,049
425	6.256% (g) 02/15/51	409,036
510	LB-UBS Commercial Mortgage Trust 6.364% (g) 09/15/45	512,266
	Total Commercial Mortgage Backed Securities (Cost $4,279,759)	4,160,441
	Short-Term Investments (2.3%)
	U.S. Treasury Securities (0.5%)
	U.S. Treasury Bills
335	(i)(j) 0.005% 03/22/12	334,998
130	(i)(j) 0.013% 03/22/12	129,998
320	(i)(j) 0.015% 03/22/12	319,993
1,325	(i)(j) 0.018% 03/22/12	1,324,968
500	(i)(j) 0.02% 03/22/12	499,986
	Total U.S. Treasury Securities (Cost $2,609,943)	2,609,943

See Notes to Financial Statements
54

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (1.8%)
8,499	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $8,498,980)	$8,498,980
	Total Short-Term Investments (Cost $11,108,923)	11,108,923
Total Investments (Cost $449,482,813) (k)	97.0%	471,746,872
Other Assets in Excess of Liabilities	3.0	14,549,669
Net Assets	100.0%	$486,296,541

  ADR  American Depositary Receipt.

  BTAN  Bons du Trésor à Intérets Annuels (Treasury Bill Annual Interest).

  CVA  Certificaten Van Aandelen.

  GDR  Global Depositary Receipt.

  MTN  Medium Term Note.

  OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

  PPS  Price Protected Shares

  SDR  Swedish Depositary Receipt.

  SPDR  Standard & Poor's Depository Receipt.

  TBA  To Be Announced.

  (a)  Non-income producing security.

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

  (d)  Security trades on the Hong Kong exchange.

  (e)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (f)  Security is linked to the Dow Jones UBS Commodities Index Total Return. The index is currently comprised of futures contracts on nineteen physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

  (g)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on January 31, 2012.

  (h)  Security is subject to delayed delivery.

  (i)  Rate shown is the yield to maturity at January 31, 2012.

  (j)  A portion of this security has been physically segregated in connection with open swap agreements.

  (k)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

See Notes to Financial Statements
55

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

Foreign Currency Exchange Contracts Open at January 31, 2012:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA	CAD	5,824,361		$5,739,243	02/16/12	$(67,428)
Bank of America NA	MYR	1,252,307		$399,040	02/16/12	(12,258)
Credit Suisse London Branch	HUF	572,133,553		$2,338,681	02/16/12	(200,063)
Credit Suisse London Branch		$2,644,433	HUF	596,240,342	02/16/12	1,280
Deutsche Bank AG London	AUD	220,523		$228,475	02/16/12	(5,275)
Deutsche Bank AG London	EUR	8,801,197		$11,211,405	02/16/12	(301,295)
Deutsche Bank AG London	EUR	1,650,663		$2,156,113	02/16/12	(3,092)
Deutsche Bank AG London	JPY	332,090,114		$4,324,557	02/16/12	(33,086)
Deutsche Bank AG London	JPY	225,299,129		$2,951,453	02/16/12	(4,893)
Deutsche Bank AG London		$2,604,036	EUR	1,999,106	02/16/12	10,962
Deutsche Bank AG London		$2,611,824	EUR	1,999,406	02/16/12	3,566
Deutsche Bank AG London		$2,585,825	EUR	2,004,406	02/16/12	36,106
Deutsche Bank AG London		$2,617,423	EUR	1,999,406	02/16/12	(2,033)
Deutsche Bank AG London		$1,667,987	INR	86,785,383	02/16/12	81,098
Goldman Sachs International	EUR	1,833,843		$2,335,876	02/16/12	(62,944)
JPMorgan Chase Bank	NOK	3,557,217		$589,407	02/16/12	(16,567)
JPMorgan Chase Bank	SEK	10,764,967		$1,553,476	02/16/12	(27,957)
JPMorgan Chase Bank		$1,700,927	SEK	11,595,559	02/16/12	2,525
JPMorgan Chase Bank		$197,534	SGD	253,744	02/16/12	4,193
Royal Bank of Scotland	CAD	3,965,199		$3,907,138	02/16/12	(46,016)
Royal Bank of Scotland	CZK	40,926,796		$2,029,913	02/16/12	(84,065)
Royal Bank of Scotland	MXN	20,469,198		$1,516,518	02/16/12	(52,028)
Royal Bank of Scotland		$2,406,289	CZK	46,256,098	02/16/12	(17,039)
Royal Bank of Scotland		$1,130,665	ILS	4,349,046	02/16/12	30,859
Royal Bank of Scotland		$619,209	THB	19,765,167	02/16/12	19,235
State Street Bank and Trust Co.		$4,927,678	TWD	147,165,113	02/16/12	47,231
UBS AG	AUD	314,208		$325,581	02/16/12	(7,474)
UBS AG	BRL	647,459		$357,614	02/16/12	(11,589)
UBS AG	CAD	4,131,688		$4,113,793	02/16/12	(5,346)
UBS AG	EUR	1,842,270		$2,346,604	02/16/12	(63,238)
UBS AG	GBP	4,215,313		$6,470,776	02/16/12	(170,985)
UBS AG	JPY	249,335,205		$3,246,899	02/16/12	(24,845)
UBS AG		$1,432,203	AUD	1,353,024	02/16/12	1,978
UBS AG		$9,316,321	CAD	9,454,491	02/16/12	109,454
UBS AG		$563,689	CHF	519,231	02/16/12	492
UBS AG		$1,584,411	CHF	1,503,663	02/16/12	49,426
UBS AG		$495,836	GBP	314,832	02/16/12	222
UBS AG		$2,199,839	GBP	1,419,486	02/16/12	36,742
UBS AG		$2,213,391	GBP	1,419,060	02/16/12	22,519
UBS AG		$2,219,666	GBP	1,419,060	02/16/12	16,244
UBS AG		$9,456,940	HKD	73,434,868	02/16/12	12,110
UBS AG		$2,074,661	INR	104,417,663	02/16/12	29,788
UBS AG		$2,787,178	KRW	3,225,322,092	02/16/12	80,720
UBS AG		$1,289,424	MXN	17,401,376	02/16/12	44,036

See Notes to Financial Statements
56

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG		$315,132	NZD	394,565	02/16/12	$10,326
UBS AG		$2,584,639	RUB	82,909,275	02/16/12	147,769
UBS AG		$1,388,964	SGD	1,784,181	02/16/12	29,462
UBS AG		$613,014	TRY	1,139,592	02/16/12	26,005
UBS AG		$3,196,310	ZAR	25,895,301	02/16/12	107,649
Goldman Sachs International		$167,121	CAD	170,000	02/23/12	2,336
Goldman Sachs International		$4,237,782	EUR	3,295,000	02/23/12	72,409
JPMorgan Chase Bank	AUD	1,760,000		$1,820,386	02/23/12	(43,718)
JPMorgan Chase Bank	AUD	566,301		$597,482	02/23/12	(2,316)
JPMorgan Chase Bank	MXN	24,935,000		$1,848,817	02/23/12	(60,793)
JPMorgan Chase Bank	SEK	6,400,000		$933,189	02/23/12	(6,689)
JPMorgan Chase Bank		$1,841,744	CAD	1,871,580	02/23/12	23,851
JPMorgan Chase Bank		$948,577	CAD	950,000	02/23/12	(1,615)
JPMorgan Chase Bank	ZAR	8,480,000		$1,046,784	02/23/12	(34,030)
UBS AG	AUD	469,660		$484,736	02/23/12	(12,704)
UBS AG	GBP	440,678		$690,798	02/23/12	(3,508)
UBS AG	PLN	7,650,000		$2,228,177	02/23/12	(137,263)
UBS AG		$1,679,939	CLP	843,850,000	02/23/12	32,362
UBS AG		$912,127	GBP	594,813	02/23/12	25,024
UBS AG		$17,416,316	JPY	1,337,607,874	02/23/12	136,906
UBS AG		$1,561,156	KRW	1,790,880,000	02/23/12	30,357
UBS AG		$954,575	MYR	2,900,000	02/23/12	(2,588)
UBS AG		$522,413	NOK	3,142,000	02/23/12	12,680
UBS AG		$1,090,041	SGD	1,402,000	02/23/12	24,546
UBS AG		$423,529	THB	13,500,000	02/23/12	12,306
UBS AG	ZAR	2,855,000		$353,385	02/23/12	(10,497)
	Net Unrealized Depreciation					$(200,463)

Futures Contracts Open at January 31, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
115	Long	DAX Index, March 2012	$24,307,117	$1,238,806
4	Long	10 yr. Japan Government Bond, March 2012	7,475,720	50,331
50	Long	U.S. Treasury 30 yr. Bond, March 2012	7,271,875	861
99	Long	Hang Seng China ENT Index, February 2012	7,202,901	(57,439)
59	Long	KOSPI 200 Index, March 2012	6,781,844	183,825

See Notes to Financial Statements
57

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
646	Long	SGX CNX Nifty Index, February 2012	$6,757,160	$113,530
75	Long	U.S. Dollar Index, March 2012	5,956,275	(115,275)
34	Long	German Euro Bobl, March 2012	5,582,513	109,453
45	Long	FTSE MIB Index, March 2012	4,655,089	1,817
170	Long	MSCI Taiwan Index, February 2012	4,559,400	137,487
40	Long	FTSE 100 Index, March 2012	3,556,263	151,280
78	Long	FTSE/JSE top 40, March 2012	3,013,839	107,897
81	Long	MEX BOLSA Index, March 2012	2,339,828	32,898
52	Long	CAC 40 Index, February 2012	2,244,596	32,418
41	Long	SGX MSCI Singapore Index, February 2012	2,173,015	(1,957)
10	Long	UK Long Gilt Bond, March 2012	1,846,806	35,170
13	Long	IBEX 35 Index, February 2012	1,444,035	(5,692)
8	Long	Hang Seng Index, February 2012	1,049,871	(3,507)
5	Long	German Euro Schatz Futures, March 2012	721,687	588
14	Long	E-mini MSCI Emerging Market Index, March 2012	713,440	68,610
4	Long	TOPIX Index, March 2012	396,618	5,881
10	Long	BOVESPA Index, February 2012	362,622	30,703
19	Short	Euro Stoxx 50 Index, March 2012	(600,981)	(413)
9	Short	ASX SPI 200 Index, March 2012	(1,008,043)	(46,566)
29	Short	NIKKEI 225 Index, March 2012	(1,672,456)	(16,202)

See Notes to Financial Statements
58

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
14	Short	U.S. Treasury Ultra Long Bond, March 2012	$(2,239,562)	$4,229
18	Short	U.S. Treasury 2 yr. Note, March 2012	(3,973,500)	(1,204)
33	Short	U.S. Treasury 30 yr. Bond, March 2012	(4,799,438)	(49,500)
280	Short	S&P 500 E Mini Index, March 2012	(18,314,800)	(126,808)
108	Short	German Euro Bund, March 2012	(19,723,062)	(222,486)
206	Short	U.S. Treasury 5 yr. Note, March 2012	(25,553,656)	(212,875)
226	Short	U.S. Treasury 10 yr. Note, March 2012	(29,888,500)	(520,808)
		Net Unrealized Appreciation		$925,052

  Interest Rate Swap Agreements Open at January 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)		FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	EUR	9,270	6 Month EURIBOR	Pay	4.26%	08/18/26	$443,585
Bank of America		$12,415	3 Month LIBOR	Receive	4.35	08/18/26	(465,106)
Bank of America	EUR	11,705	6 Month EURIBOR	Receive	3.61	08/18/31	(427,918)
Bank of America		$15,400	3 Month LIBOR	Pay	4.15	08/18/31	480,161
Barclays Bank PLC	EUR	14,220	6 Month LIBOR	Receive	1.52	01/27/15	(44,746)
Barclays Bank PLC		14,820	6 Month LIBOR	Pay	2.62	01/26/17	54,536
Barclays Capital	SEK	271,024	3 Month STIBOR	Pay	2.76	07/30/12	639,605
Barclays Capital		135,530	3 Month STIBOR	Pay	2.30	09/12/12	114,071
Barclays Capital		317,510	3 Month STIBOR	Receive	2.89	07/29/13	(488,367)
JPMorgan Chase Bank	EUR	14,220	6 Month LIBOR	Receive	1.48	01/27/15	(38,234)
JPMorgan Chase Bank		14,820	6 Month LIBOR	Pay	2.60	01/27/17	50,520
	Net Unrealized Appreciation						$318,107

See Notes to Financial Statements
59

Morgan Stanley Global Strategist Fund

Portfolio of Investments  ■  January 31, 2012 (unaudited) continued

Total Return Swaps Contracts Open at January 31, 2012:

SWAP COUNTERPARTY	INDEX	NOTIONAL AMOUNT (000)		FLOATING RATE	PAY/RECEIVE TOTAL RETURN ON REFERENCED INDEX	MATURITY DATE	UNREALIZED APPRECIATION
Goldman Sachs International	DEDA Index - Euro Stoxx 50 Index	EUR	5,677	Zero Coupon	Receive	12/26/13	$237,477

Zero Coupon Swap Agreements Open at January 31, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	$2,645	3 Month LIBOR	Receive	11/15/19	$(1,100,698)
Barclays Capital	3,134	3 Month LIBOR	Pay	11/15/19	638,117
		Net Unrealized Depreciation			$(462,581)

  EURIBOR  Euro Interbank Offered Rate.

  LIBOR  London Interbank Offered Rate.

  STIBOR  Stockholm Interbank Offered Rate.

Currency Abbreviations:

AUD   Australian Dollar.

BRL   Brazilian Real.

CAD   Canadian Dollar.

CHF   Swiss Franc.

CLP   Chilean Peso.

CZK   Czech Koruna.

DKK   Danish Krone.

EUR   Euro.

GBP   British Pound.

HKD   Hong Kong Dollar.

HUF   Hungarian Forint.

ILS   Israeli Shekel.

INR   Indian Rupee.

JPY   Japanese Yen.

KRW   South Korean Won.

MXN   Mexican New Peso.

MYR   Malaysian Ringgit.

NOK   Norwegian Krone.

NZD   New Zealand Dollar.

PLN   Polish Zloty.

RUB   Russian Ruble.

SEK   Swedish Krona.

SGD   Singapore Dollar.

THB   Thai Baht.

TRY   Turkish Lira.

TWD   Taiwan Dollar.

USD   United States Dollar.

ZAR   South African Rand.

See Notes to Financial Statements
60

Morgan Stanley Global Strategist Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2012 (unaudited)

Assets:
Investments in securities, at value (cost $439,411,175)	$461,440,972
Investment in affiliate, at value (cost $10,071,638)	10,305,900
Total investments in securities, at value (cost $449,482,813)	471,746,872
Unrealized appreciation on open swap agreements	2,658,072
Unrealized appreciation on open foreign currency exchange contracts	1,334,774
Foreign currency (cost of $4,117,848)	4,281,867
Receivable for:
Variation margin	10,201,579
Investments sold	10,166,153
Interest	1,864,414
Dividends	319,819
Foreign withholding taxes reclaimed	133,841
Shares of beneficial interest sold	59,897
Interest and dividends from affiliates	21,168
Prepaid expenses and other assets	57,078
Total Assets	502,845,534
Liabilities:
Unrealized depreciation on open swap agreements	2,565,069
Unrealized depreciation on open foreign currency exchange contracts	1,535,237
Payable for:
Investments purchased	9,702,501
Shares of beneficial interest redeemed	1,309,393
Swap agreements termination	715,249
Investment advisory fee	176,674
Transfer agent fee	142,783
Distribution fee	141,129
Administration fee	33,652
Accrued expenses and other payables	227,306
Total Liabilities	16,548,993
Net Assets	$486,296,541
Composition of Net Assets:
Paid-in-capital	$468,568,300
Net unrealized appreciation	23,201,213
Accumulated undistributed net investment income	3,017,763
Accumulated undistributed net realized loss	(8,490,735)
Net Assets	$486,296,541
Class A Shares:
Net Assets	$399,440,973
Shares Outstanding (unlimited shares authorized, $0.01 par value)	26,591,553
Net Asset Value Per Share	$15.02
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.85
Class B Shares:
Net Assets	$23,747,318
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,568,139
Net Asset Value Per Share	$15.14
Class C Shares:
Net Assets	$38,747,264
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,601,463
Net Asset Value Per Share	$14.89
Class I Shares:
Net Assets	$24,360,986
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,617,531
Net Asset Value Per Share	$15.06

See Notes to Financial Statements
61

Morgan Stanley Global Strategist Fund

Financial Statements continued

Statement of Operations

For the six months ended January 31, 2012 (unaudited)

Net Investment Income: Income
Interest	$3,281,174
Dividends (net of $121,397 foreign withholding tax)	3,268,478
Interest and dividends from affiliates (Note 6)	79,780
Total Income	6,629,432
Expenses
Investment advisory fee (Note 4)	1,047,168
Distribution fee (Class A shares) (Note 5)	510,469
Distribution fee (Class B shares) (Note 5)	138,183
Distribution fee (Class C shares) (Note 5)	194,843
Transfer agent fees and expenses	301,968
Administration fee (Note 4)	199,461
Custodian fees	81,916
Shareholder reports and notices	77,715
Professional fees	50,011
Registration fees	29,535
Trustees' fees and expenses	8,547
Other	65,274
Total Expenses	2,705,090
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(23,004)
Net Expenses	2,682,086
Net Investment Income	3,947,346
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	5,382,195
Investments in affiliates (Note 6)	137,011
Futures contracts	(3,268,357)
Swap agreements	(4,297,918)
Foreign currency exchange contracts	(12,480)
Foreign currency translation	(455,491)
Net Realized Loss	(2,515,040)
Change in Unrealized Appreciation/Depreciation on:
Investments	(21,101,178)
Investments in affiliates (Note 6)	76,545
Futures contracts	2,041,695
Swap agreements	805,866
Foreign currency exchange contracts	(953,871)
Foreign currency translation	(39,877)
Net Change in Unrealized Appreciation/Depreciation	(19,170,820)
Net Loss	(21,685,860)
Net Decrease	$(17,738,514)

See Notes to Financial Statements
62

Morgan Stanley Global Strategist Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED JANUARY 31, 2012	FOR THE YEAR ENDED JULY 31, 2011
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$3,947,346	$8,102,501
Net realized gain (loss)	(2,515,040)	40,231,561
Net change in unrealized appreciation/depreciation	(19,170,820)	24,941,498
Net Increase (Decrease)	(17,738,514)	73,275,560
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(10,073,583)	(3,087,669)
Class B shares	(442,186)	(116,860)
Class C shares	(787,188)	(127,307)
Class I shares	(606,586)	(268,166)
Net realized gain
Class A shares	(19,684,755)	(67,021,038)
Class B shares	(1,265,971)	(7,180,925)
Class C shares	(1,912,103)	(6,220,483)
Class I shares	(1,109,905)	(4,887,059)
Total Dividends and Distributions	(35,882,277)	(88,909,507)
Net decrease from transactions in shares of beneficial interest	(22,316,735)	(7,101,105)
Net Decrease	(75,937,526)	(22,735,052)
Net Assets:
Beginning of period	562,234,067	584,969,119
End of Period (Including accumulated undistributed net investment income of $3,017,763 and $10,979,960, respectively)	$486,296,541	$562,234,067

See Notes to Financial Statements
63

Morgan Stanley Global Strategist Fund

Notes to Financial Statements  ■  January 31, 2012 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Global Strategist Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize the total return on its investments. The Fund was organized as a Massachusetts business trust on August 5, 1988 and commenced operations on October 31, 1988. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other domestic exchange is valued at its last sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other domestic securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one domestic exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) commodity-linked notes are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated

64

Morgan Stanley Global Strategist Fund

Notes to Financial Statements  ■  January 31, 2012 (unaudited) continued

fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (8) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The prices provided by a pricing service take into account broker dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency exchange contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on foreign currency exchange contracts and foreign currency translations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held.

E. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

65

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F. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

G. Structured Investments — The Fund may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market

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participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Common Stocks
Aerospace & Defense	$3,469,833	—	—	$3,469,833
Air Freight & Logistics	843,003	—	—	843,003
Airlines	96,419	—	—	96,419
Auto Components	2,760,180	—	—	2,760,180
Automobiles	4,313,923	—	—	4,313,923
Beverages	3,860,179	—	—	3,860,179
Biotechnology	1,385,350	—	—	1,385,350
Building Products	1,069,749	—	—	1,069,749
Capital Markets	3,824,153	—	—	3,824,153
Chemicals	7,361,622	—	—	7,361,622
Commercial Banks	20,814,001	—	—	20,814,001
Commercial Services & Supplies	1,261,796	—	—	1,261,796
Communications Equipment	3,530,605	—	—	3,530,605

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INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Computers & Peripherals	$5,729,671	—	—	$5,729,671
Construction & Engineering	2,227,768	—	—	2,227,768
Construction Materials	356,259	—	—	356,259
Consumer Finance	506,439	—	—	506,439
Containers & Packaging	167,699	—	—	167,699
Distributors	87,476	—	—	87,476
Diversified Consumer Services	84,917	—	—	84,917
Diversified Financial Services	5,899,472	—	—	5,899,472
Diversified Telecommunication Services	6,833,309	—	—	6,833,309
Electric Utilities	4,861,264	—	—	4,861,264
Electrical Equipment	2,066,365	—	—	2,066,365
Electronic Equipment, Instruments & Components	2,272,395	—	—	2,272,395
Energy Equipment & Services	2,654,296	—	—	2,654,296
Food & Staples Retailing	6,302,521	—	—	6,302,521
Food Products	6,807,085	—	—	6,807,085
Gas Utilities	801,503	—	—	801,503
Health Care Equipment & Supplies	2,321,996	—	—	2,321,996
Health Care Providers & Services	5,354,709	—	—	5,354,709
Health Care Technology	57,602	—	—	57,602
Hotels, Restaurants & Leisure	4,639,605	—	—	4,639,605
Household Durables	4,933,365	—	—	4,933,365
Household Products	2,859,991	—	—	2,859,991
Independent Power Producers & Energy Traders	597,135	—	—	597,135
Industrial Conglomerates	4,590,676	—	—	4,590,676
Information Technology Services	3,854,469	—	—	3,854,469
Insurance	10,127,882	—	—	10,127,882
Internet & Catalog Retail	611,309	—	—	611,309
Internet Software & Services	1,704,776	—	—	1,704,776
Leisure Equipment & Products	143,616	—	—	143,616
Life Sciences Tools & Services	423,708	—	—	423,708
Machinery	5,395,471	—	—	5,395,471
Marine	347,559	—	—	347,559
Media	5,434,509	—	—	5,434,509
Metals & Mining	14,400,636	—	—	14,400,636
Multi-Utilities	3,476,592	—	—	3,476,592
Multiline Retail	693,166	—	—	693,166
Office Electronics	755,875	—	—	755,875
Oil, Gas & Consumable Fuels	27,556,962	—	—	27,556,962
Paper & Forest Products	1,185,780	—	—	1,185,780

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INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Personal Products	$1,004,229	—	—	$1,004,229
Pharmaceuticals	13,500,950	—	—	13,500,950
Professional Services	840,118	—	—	840,118
Real Estate Investment Trusts (REITs)	4,034,825	—	—	4,034,825
Real Estate Management & Development	2,223,511	—	—	2,223,511
Road & Rail	3,934,343	—	—	3,934,343
Semiconductors & Semiconductor Equipment	3,174,582	—	—	3,174,582
Software	5,118,634	—	—	5,118,634
Specialty Retail	4,008,752	—	—	4,008,752
Textiles, Apparel & Luxury Goods	2,419,286	—	—	2,419,286
Thrifts & Mortgage Finance	60,912	—	—	60,912
Tobacco	4,763,411	—	—	4,763,411
Trading Companies & Distributors	1,901,423	—	—	1,901,423
Transportation Infrastructure	502,174	—	—	502,174
Wireless Telecommunication Services	3,306,880	—	—	3,306,880
Total Common Stocks	254,510,671	—	—	254,510,671
Commodity Linked Security	—	$24,366,490	—	24,366,490
Investment Companies	5,985,740	—	—	5,985,740
Fixed Income Securities
Agency Fixed Rate Mortgages	—	26,259,341	—	26,259,341
Asset-Backed Securities	—	3,147,705	—	3,147,705
Commercial Mortgage Backed Securities	—	4,160,441	—	4,160,441
Corporate Bonds	—	50,879,037	—	50,879,037
Municipal Bonds	—	698,228	—	698,228
Sovereign	—	72,090,200	—	72,090,200
U.S. Treasury Securities	—	18,540,096	—	18,540,096
Total Fixed Income Securities	—	175,775,048	—	175,775,048
Short-Term Investments
U.S. Treasury Securities	—	2,609,943	—	2,609,943
Investment Company	8,498,980	—	—	8,498,980
Total Short-Term Investments	8,498,980	2,609,943	—	11,108,923
Foreign Currency Exchange Contracts	—	1,334,774	—	1,334,774
Futures Contracts	2,305,784	—	—	2,305,784
Interest Rate Swap Agreements	—	1,782,478	—	1,782,478
Total Return Swap Agreements	—	237,477	—	237,477
Zero Coupon Swap Agreements	—	638,117	—	638,117
Total Assets	271,301,175	206,744,327	—	478,045,502

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INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Liabilities:
Foreign Currency Exchange Contracts	—	$(1,535,237)	—	$(1,535,237)
Futures Contracts	$(1,380,732)	—	—	(1,380,732)
Interest Rate Swap Agreements	—	(1,464,371)	—	(1,464,371)
Zero Coupon Swap Agreements	—	(1,100,698)	—	(1,100,698)
Total Liabilities	(1,380,732)	(4,100,306)	—	(5,481,038)
Total	$269,920,443	$202,644,021	—	$472,564,464

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of January 31, 2012, securities with a total value of $99,648,019 transferred from Level 2 to Level 1. At July 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3. Derivatives

The Fund uses derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile

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than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contracts") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts are used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

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Swaps — A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" on the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of January 31, 2012.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$91,179	†	Variation margin	$(1,122,148)†
	Unrealized appreciation on open swap agreements	2,420,595		Unrealized depreciation on open swap agreements	(2,565,069)
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contracts	1,334,774		Unrealized depreciation on open foreign currency exchange contracts	(1,535,237)

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PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Equity Risk	Variation margin	$2,214,605	†	Variation margin	$(258,584	)†
	Unrealized appreciation on open swap agreements	237,477		Unrealized depreciation on open swap agreements	—
		$6,298,630			$(5,481,038)

†  Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended January 31, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(3,170,336)	—	$(1,435,861)
Foreign Currency Risk		$(12,480)
Equity Risk	(98,021)		(2,862,057)
Total	$(3,268,357)	$(12,480)	$(4,297,918)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(154,573)	—	$568,389
Foreign Currency Risk	—	$(953,871)	—
Equity Risk	2,196,268	—	237,477
Total	$2,041,695	$(953,871)	$805,866

For the six months ended January 31, 2012, the average monthly original value of futures contracts was $155,209,658, the average monthly notional value of swap agreements was $197,478,697 and the average monthly principal amount of foreign currency exchange contracts was $159,976,172.

4. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion and 0.395% to the portion of the daily net assets exceeding $1.5 billion.

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Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.00% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $11,828,435 at January 31, 2012.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A shares or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended January 31, 2012, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.00%, respectively.

The Distributor has informed the Fund that for the six months ended January 31, 2012, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $9,153, $7,934 and $1,637, respectively, and received $32,554 in

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front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended January 31, 2012 aggregated $184,900,828 and $234,065,907, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $63,347,114 and $63,322,969, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended January 31, 2012, advisory fees paid were reduced by $23,004 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended January 31, 2012 is as follows:

VALUE JULY, 31, 2011	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JANUARY, 31 2012
$40,758,101	$71,533,938	$103,793,059	$10,766	$8,498,980

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker/dealers, which may be deemed to be affiliates of the Adviser, Administrator and Distributor for the six months ended January 31, 2012:

VALUE JULY 31, 2011	PURCHASES AT COST	SALES	REALIZED GAIN	DIVIDEND/ INTEREST INCOME	VALUE JANUARY 31, 2012
$2,451,201	$1,796,809	$2,655,148	$137,011	$69,014	$1,806,920

Morgan Stanley Services Company Inc., an affiliate of the Adviser and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the

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six months ended January 31, 2012, included in "trustees' fees and expenses" in the Statement of Operations amounted to $2,131. At January 31, 2012, the Fund had an accrued pension liability of $66,291, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may invest in structured investments, which involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

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8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED JANUARY 31, 2012		FOR THE YEAR ENDED JULY 31, 2011
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	281,751	$4,359,145	1,186,337	$20,370,023
Conversion from Class B	399,612	6,063,755	1,064,787	17,997,024
Reinvestment of dividends and distributions	2,062,323	28,934,386	4,315,526	68,314,776
Redeemed	(3,526,568)	(53,412,982)	(5,728,042)	(97,173,000)
Net increase (decrease) — Class A	(782,882)	(14,055,696)	838,608	9,508,823
CLASS B SHARES
Sold	35,690	544,080	170,638	2,924,036
Conversion to Class A	(398,077)	(6,063,755)	(1,059,825)	(17,997,024)
Reinvestment of dividends and distributions	115,006	1,628,491	439,740	7,013,859
Redeemed	(236,001)	(3,620,056)	(804,055)	(13,970,971)
Net decrease — Class B	(483,382)	(7,511,240)	(1,253,502)	(22,030,100)
CLASS C SHARES
Sold	71,795	1,087,164	272,489	4,663,812
Reinvestment of dividends and distributions	190,666	2,655,977	395,595	6,234,588
Redeemed	(283,686)	(4,260,422)	(448,643)	(7,564,471)
Net increase (decrease) — Class C	(21,225)	(517,281)	219,441	3,333,929
CLASS I SHARES
Sold	112,857	1,679,929	508,455	8,796,516
Reinvestment of dividends and distributions	120,611	1,695,796	273,430	4,336,592
Redeemed	(234,208)	(3,608,243)	(675,080)	(11,046,865)
Net increase (decrease) — Class I	(740)	(232,518)	106,805	2,086,243
Net decrease in Fund	(1,288,229)	$(22,316,735)	(88,648)	$(7,101,105)

9. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

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Morgan Stanley Global Strategist Fund

Notes to Financial Statements  ■  January 31, 2012 (unaudited) continued

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended July 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 DISTRIBUTIONS PAID FROM:		2010 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
$9,018,539	$79,890,968	$9,061,044	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to foreign currency gains, losses on paydowns and swaps and tax adjustments on debt securities and PFICs sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2011:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN	PAID-IN CAPITAL
$8,897,055	$(8,897,055)	—

78

Morgan Stanley Global Strategist Fund

Notes to Financial Statements  ■  January 31, 2012 (unaudited) continued

At July 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$26,409,119	$9,472,663

At January 31, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $43,088,383 and the aggregate gross unrealized depreciation is $20,824,324 resulting in net unrealized appreciation of $22,264,059.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is the capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

10. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

11. Accounting Pronouncement

In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

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Morgan Stanley Global Strategist Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED JULY 31,
	MONTHS ENDED
	JANUARY 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.71		$17.33		$16.23		$18.07		$20.57		$19.74
Income (loss) from investment operations:
Net investment income(1)	0.13		0.25		0.21		0.25		0.45		0.50
Net realized and unrealized gain (loss)	(0.65)		1.87		1.17		(1.74)		(1.23)		2.07
Total income (loss) from investment operations	(0.52)		2.12		1.38		(1.49)		(0.78)		2.57
Less dividends and distributions from:
Net investment income	(0.40)		(0.12)		(0.28)		(0.30)		(0.49)		(0.51)
Net realized gain	(0.77)		(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(1.17)		(2.74)		(0.28)		(0.35)		(1.72)		(1.74)
Net asset value, end of period	$15.02		$16.71		$17.33		$16.23		$18.07		$20.57
Total Return(2)	(2.63	)%(6)	13.13%		8.52%		(8.06)%		(4.27)%		13.30%
Ratios to Average Net Assets(3):
Total expenses	0.99	%(4)(7)	0.96	%(4)	0.91	%(4)	0.95	%(4)	0.90	%(4)	0.92	%(4)
Net investment income	1.67	%(4)(7)	1.47	%(4)	1.24	%(4)	1.64	%(4)	2.30	%(4)	2.44	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$399,441		$457,333		$459,742		$457,914		$504,350		$553,395
Portfolio turnover rate	39	%(6)	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
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Morgan Stanley Global Strategist Fund

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED JULY 31,
	MONTHS ENDED
	JANUARY 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.76		$17.42		$16.30		$18.14		$20.63		$19.79
Income (loss) from investment operations:
Net investment income(1)	0.07		0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	(0.65)		1.88		1.18		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	(0.58)		2.00		1.26		(1.61)		(0.93)		2.42
Less dividends and distributions from:
Net investment income	(0.27)		(0.04)		(0.14)		(0.18)		(0.33)		(0.35)
Net realized gain	(0.77)		(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(1.04)		(2.66)		(0.14)		(0.23)		(1.56)		(1.58)
Net asset value, end of period	$15.14		$16.76		$17.42		$16.30		$18.14		$20.63
Total Return(2)	(3.02	)%(6)	12.28%		7.74%		(8.77)%		(5.02)%		12.50%
Ratios to Average Net Assets(3):
Total expenses	1.74	%(4)(7)	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.66	%(4)	1.67	%(4)
Net investment income	0.92	%(4)(7)	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.54	%(4)	1.69	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$23,747		$34,374		$57,559		$90,105		$175,410		$276,329
Portfolio turnover rate	39	%(6)	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
81

Morgan Stanley Global Strategist Fund

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED JULY 31,
	MONTHS ENDED
	JANUARY 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.55		$17.24		$16.15		$17.99		$20.48		$19.66
Income (loss) from investment operations:
Net investment income(1)	0.07		0.12		0.08		0.14		0.30		0.35
Net realized and unrealized gain (loss)	(0.64)		1.86		1.16		(1.74)		(1.22)		2.06
Total income (loss) from investment operations	(0.57)		1.98		1.24		(1.60)		(0.92)		2.41
Less dividends and distributions from:
Net investment income	(0.32)		(0.05)		(0.15)		(0.19)		(0.34)		(0.36)
Net realized gain	(0.77)		(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(1.09)		(2.67)		(0.15)		(0.24)		(1.57)		(1.59)
Net asset value, end of period	$14.89		$16.55		$17.24		$16.15		$17.99		$20.48
Total Return(2)	(2.92	)%(7)	12.23%		7.76%		(8.78)%		(4.94)%		12.47%
Ratios to Average Net Assets(3):
Total expenses	1.74	%(4)(8)	1.71	%(4)	1.66	%(4)	1.70	%(4)	1.64	%(4)(5)	1.64	%(4)
Net investment income	0.92	%(4)(8)	0.72	%(4)	0.49	%(4)	0.89	%(4)	1.56	%(4)(5)	1.72	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(8)	0.02%		0.03%		0.02%		0.02%		0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$38,747		$43,411		$41,439		$40,203		$44,664		$48,192
Portfolio turnover rate	39	%(7)	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been 1.65% and 1.55%, respectively.

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements
82

Morgan Stanley Global Strategist Fund

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED JULY 31,
	MONTHS ENDED
	JANUARY 31, 2012		2011		2010^		2009^		2008^		2007^
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.76		$17.35		$16.25		$18.10		$20.59		$19.76
Income (loss) from investment operations:
Net investment income(1)	0.15		0.30		0.25		0.29		0.51		0.55
Net realized and unrealized gain (loss)	(0.66)		1.87		1.17		(1.75)		(1.23)		2.07
Total income (loss) from investment operations	(0.51)		2.17		1.42		(1.46)		(0.72)		2.62
Less dividends and distributions from:
Net investment income	(0.42)		(0.14)		(0.32)		(0.34)		(0.54)		(0.56)
Net realized gain	(0.77)		(2.62)		—		(0.05)		(1.23)		(1.23)
Total dividends and distributions	(1.19)		(2.76)		(0.32)		(0.39)		(1.77)		(1.79)
Net asset value, end of period	$15.06		$16.76		$17.35		$16.25		$18.10		$20.59
Total Return(2)	(2.51	)%(6)	13.38%		8.84%		(7.86)%		(4.02)%		13.62%
Ratios to Average Net Assets(3):
Total expenses	0.74	%(4)(7)	0.71	%(4)	0.66	%(4)	0.70	%(4)	0.66	%(4)	0.67	%(4)
Net investment income	1.92	%(4)(7)	1.72	%(4)	1.49	%(4)	1.89	%(4)	2.54	%(4)	2.69	%(4)
Rebate from Morgan Stanley affiliate	0.01	%(7)	0.02%		0.03%		0.02%		0.02%		0.00	%(5)
Supplemental Data:
Net assets, end of period, in thousands	$24,361		$27,116		$26,228		$26,901		$27,823		$66,753
Portfolio turnover rate	39	%(6)	123%		173%		83%		42%		42%

  ^  Beginning with the year ended July 31, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements
83

Morgan Stanley Global Strategist Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc. and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates, It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

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U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

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U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

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U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

87

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U.S. Privacy Policy (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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MORGAN STANLEY INSTITUTIONAL FUND TRUST
MID CAP GROWTH PORTFOLIO
GLOBAL STRATEGIST PORTFOLIO
PART B

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) relates to the shares of beneficial interest (“shares”) of each of the Mid Cap Growth Portfolio (“MSIFT Mid Cap Growth”) and the Global Strategist Portfolio (formerly the Balanced Portfolio) (“MSIFT Global Strategist”), each a series of Morgan Stanley Institutional Fund Trust (the “Company”), to be issued pursuant to (i) an Agreement and Plan of Reorganization, dated June 28, 2012, between the Company, on behalf of MSIFT Mid Cap Growth, and Morgan Stanley Mid Cap Growth (“Mid Cap Growth”), in connection with the acquisition by MSIFT Mid Cap Growth of substantially all of the assets and liabilities of Mid Cap Growth (the “Mid Cap Growth Reorganization”) and (ii) an Agreement and Plan of Reorganization, dated June 28, 2012, between the Company, on behalf of MSIFT Global Strategist, and Morgan Stanley Global Strategist (“Global Strategist”), in connection with the acquisition by MSIFT Global Strategist of substantially all of the assets and liabilities of Global Strategist (the “Global Strategist Reorganization”).

MSIFT Mid Cap Growth and MSIFT Global Strategist are each referred to herein as an “Acquiring Fund,” and together as the “Acquiring Funds.” Mid Cap Growth and Global Strategist are each referred to herein as an “Acquired Fund,” and together as the “Acquired Funds.” The Mid Cap Growth Reorganization and Global Strategist Reorganization are each referred to herein as a “Reorganization,” and together as the “Reorganizations.”

This SAI does not constitute a prospectus.  This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Joint Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Joint Proxy Statement and Prospectus, dated July 24, 2012.  A copy of the Joint Proxy Statement and Prospectus may be obtained upon request and without charge by calling (800) 548-7786 (toll-free).  Please retain this document for future reference.

The date of this SAI is July 24, 2012.

Table of Contents	Page

Introduction	B-2

Additional Information About the Acquiring Funds	B-2

Financial Statements	B-4

INTRODUCTION

This SAI is intended to supplement the information provided in the Joint Proxy Statement and Prospectus dated July 24, 2012 (the “Joint Proxy Statement and Prospectus”).  The Joint Proxy Statement and Prospectus has been sent to the Acquired Funds’ Shareholders in connection with the solicitation of proxies by the Board of Trustees of each of the Acquired Funds to be voted at the Special Meetings of Shareholders of each of the Acquired Funds to be held on September 27, 2012.  Each of (i) the Company’s Statements of Additional Information, dated January 31, 2012, with respect to the MSIFT Mid Cap Growth Class I shares of, April 30, 2012, with respect to MSIFT Mid Cap Growth Class H and Class L shares and July 16, 2012, with respect to MSIFT Global Strategist, each as it may be amended and supplemented from time to time (the “Company’s Statement of Additional Information”), (ii) Mid Cap Growth’s Statement of Additional Information, dated January 31, 2012, as it may be amended and supplemented from time to time (the “Mid Cap Growth Statement of Additional Information”); and (iii) Global Strategist’s Statement of Additional Information, dated November 30, 2011, as it may be amended and supplemented from time to time (the “Global Strategist Statement of Additional Information”) accompany, and are incorporated by reference in, this SAI.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Fund History

For additional information about each Acquiring Fund’s history, see “General Information—Fund History” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Investment Objectives and Policies

For additional information about each Acquiring Fund’s investment objectives and policies, see “The Portfolios’ Investments and Strategies” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Fund Holdings

For additional information about each Acquiring Fund’s policies and procedures with respect to the disclosure of their portfolio securities to any person, see “Disclosure of Portfolio Holdings” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Management

For additional information about the Board of Trustees, officers and management personnel of each Acquiring Fund, see “Management of the Fund” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Investment Advisory and Other Services

For additional information about each Acquiring Fund’s investment adviser, each Acquiring Fund’s independent registered public accounting firm and other services provided to each Acquiring Fund, see “Adviser” and “Other Service Providers” and in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by each Acquiring Fund, each Acquiring Fund’s investment adviser and each Acquiring Fund’s distributor, see “Adviser—Code of Ethics” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by each Acquiring Fund, see “Adviser—Proxy Voting Policy and Proxy Voting Record” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Fund Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of each Acquiring Fund, their compensation structure and their holdings in each Acquiring Fund, see “Adviser—Portfolio Managers” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Fund Transactions and Brokerage

For additional information about brokerage allocation practices, see “Brokerage Transactions” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of each Acquiring Fund, see “General Information—Description of Shares and Voting Rights” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of each Acquiring Fund’s shares and the determination of net asset value, see “Purchase of Shares” and “Redemption of Shares” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Dividends, Distributions and Tax Status

For additional information about each Acquiring Fund’s policies regarding dividends and distributions and tax matters affecting each Acquiring Fund and its Shareholders, see “General Information—Dividends and Distributions” and “Tax Considerations” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Distribution of Shares

For additional information about each Acquiring Fund’s distributor and the distribution agreement between each Acquiring Fund and its distributor, see “Distribution and Shareholder Services Plans” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

Performance Data

For additional information about each Acquiring Fund’s performance, see “Performance Information” in the Company’s Statement of Additional Information relating to each Acquiring Fund.

FINANCIAL STATEMENTS

1.  The most recent audited financial statements of (i) the Acquiring Funds, for the fiscal year ended September 30, 2011, (ii) Mid Cap Growth for the fiscal year ended September 30, 2011 and (iii) Global Strategist for the fiscal year ended July 31, 2011, have been audited by Ernst & Young LLP, an independent registered public accounting firm.  Ernst & Young LLP’s reports, along with the Funds’ audited financial statements, are included in each respective Fund’s Annual Report to Shareholders for the most recently completed fiscal year.  The Acquiring Funds’, Mid Cap Growth’s and Global Strategist’s most recent financial statements (unaudited) are set forth in each Fund’s Semi-Annual Report for the six-month period ended March 31, 2012 (with respect to the Acquiring Funds and Mid Cap Growth) and January 31, 2012 (with respect to Global Strategist).  A copy of each report accompanies and is incorporated by reference in this SAI.  In addition, a copy of the Acquiring Funds’ Annual Report for the fiscal year ended September 30, 2011 accompanies the Proxy Statement and Prospectus.

2.  Pursuant to Item 14(2) of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X are not prepared for the Mid Cap Growth Reorganizations because, in that case, the net asset value of the applicable Acquired Fund does not exceed ten percent of the applicable Acquiring Fund’s net asset value, measured at July 23, 2012.

3.  Shown below are Financial Statements for Global Strategist and MSIFT Global Strategist and Pro Forma Financial Statements for the applicable Combined Fund as of March 31, 2012, as though the reorganization occurred as of that date. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 2012, the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 2012 and the unaudited pro forma condensed Portfolio of Investments as of March 31, 2012. These statements have been derived from the books and records utilized in calculating daily net asset value for each Portfolio.

Pro Forma Combined Condensed Statement of Assets and Liabilities

As of March 31, 2012 (Unaudited)

	Morgan Stanley Global Strategist Fund (000)	Morgan Stanley Institutional Fund Trust Global Strategist Portfolio (000)	Adjustments (000)	Pro Forma Combined Portfolio (000)

Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$417,268	$35,356	$—	$452,624
Investments in Securities of Affiliated Issuers, at Cost	35,486	11,757	—	47,243
Total Investments in Securities, at Cost	452,754	47,113	—	499,867
Foreign Currency, at Cost	3,341	87	—	3,428
Investments in Securities of Unaffiliated Issuers, at Value (1)	448,193	36,966	—	485,159
Investments in Securities of Affiliated Issuers, at Value	35,776	11,736	—	47,512
Total Investments in Securities, at Value (1)	483,969	48,702	—	532,671
Cash	—	21	—	21
Foreign Currency, at Value	3,385	90	—	3,475
Receivable for Investments Sold	6,620	80	—	6,700
Variation Margin	7,629	794	—	8,423
Dividends Receivable	702	25	—	727
Interest Receivable	1,959	97	—	2,056
Unrealized Appreciation on Swap Agreements	1,322	74	—	1,396
Receivable for Portfolio Shares Sold	80	3	—	83
Unrealized Appreciation on Foreign Currency Exchange Contracts	634	29	—	663
Tax Reclaim Receivable	159	1	—	160
Receivable from Affiliate	7	4	—	11
Other Assets	46	14	—	60
Total Assets	506,512	49,934	—	556,446

Liabilities:
Collateral on Securities Loaned, at Value	—	7,104	—	7,104
Payable for Investments Purchased	13,357	1,664	—	15,021
Payable for Portfolio Shares Redeemed	894	—	—	894
Payable for Investment Advisory Fees	170	45	—	215
Payable for Sub Transfer Agency Fees	—	8	—	8
Unrealized Depreciation on Swap Agreements	2,930	63	—	2,993
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,181	14	—	1,195
Due From Broker	340	—	—	340
Payable for Custodian Fees	(2)	7	—	5
Payable for Professional Fees	46	24	—	70
Payable for Administration Fees	33	3	—	36
Payable for Trustees’ Fees and Expenses	143	7	—	150
Payable for Transfer Agent Fees	111	1	—	112
Payable for Shareholder Servicing Fees — Class P	—	4	—	4
Distribution Fee	149	—	—	149
Payable for Reorganization Expense	—	—	686	686
Other Liabilities	64	20	—	84
Total Liabilities	$19,416	$8,964	$686	$29,066
Net Assets	$487,096	$40,970	$(686)	$527,380

Net Assets Consist Of:
Paid in Capital	$450,827	$43,047	—	493,874
Undistributed Net Investment Income	5,857	266	(686)	5,437
Accumulated Net Realized Gain (Loss)	1,217	(4,035)	—	(2,818)
Unrealized Appreciation (Depreciation) on:
Investments	30,925	1,610	—	32,535
Investments in Affiliates	290	(21)	—	269
Futures Contracts	99	74	—	173
Swap Agreements	(1,608)	11	—	(1,597)
Foreign Currency Exchange Contracts	(547)	15	—	(532)
Foreign Currency Translations	36	3	—	39
Net Assets	$487,096	$40,970	$(686)	$527,380

	Morgan Stanley Global Strategist Fund (000)	Morgan Stanley Institutional Fund Trust Global Strategist Portfolio (000)	Adjustments (000)	Pro Forma Combined Portfolio (000)

Net Assets
Class A	401,594		(401,594)	—
Class B	21,541		(21,541)	—
Class C	39,208		(39,208)	—
Class I	24,753	21,196	(60)	45,889
Class P	—	19,774	(25)	19,749
Class H	—		$422,585	422,585
Class L	—		$39,157	39,157
	$487,096	$40,970	$(686)	$527,380

Shares Outstanding (not in thousands)
Class A	25,739,926	—	(25,739,926)	—
Class B	1,371,162	—	(1,371,162)	—
Class C	2,537,579	—	(2,537,579)	—
Class I	1,581,717	1,457,781	116,543	3,156,041
Class P	—	1,363,871	(1,724)	1,362,147
Class H	—	—	29,143,793	29,143,793
Class L	—	—	2,700,482	2,700,482
Net Asset Value Per Share
Class A	$15.60	$—		$—
Class B	$15.71	$—		$—
Class C	$15.45	$—		$—
Class I	$15.65	$14.54		$14.54
Class P	$—	$14.50		$14.50
Class H	$—	$14.50		$14.50
Class L	$—	$14.50		$14.50

(1) Including:
Securities on Loan, at Value	$—	$7,630	$7,630

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED
MARCH 31, 2012 (UNAUDITED)

	Morgan Stanley Global Strategist Fund (000)	Morgan Stanley Institutional Fund Trust Global Strategist Portfolio (000)	Adjustments (000)		Pro Forma Combined Portfolio (000)

Investment Income:
Dividends from Securities of Unaffiliated Issuers	$8,166	$472	$—		$8,638
Interest from Securities of Unaffiliated Issuers	$6,636	$695	—		$7,331
Income from Securities Loaned — Net	—	12	—		12
Dividends from Securities of Affiliated Issuers	109	7	—		116
Interest from Securities of Affiliated Issuers	110	14	—		124
Less: Foreign Taxes Withheld	(434)	(—@ )	—		(434)
Total Investment Income	14,587	1,200	—		15,787
Expenses:
Investment Advisory Fees	2,203	201	—		2,404
Custodian Fees	196	124	(20	)(a)	300
Sub Transfer Agency Fees	—	15	—		15
Administration Fees	419	35	—		454
Professional Fees	127	81	(40	)(b)	168
Shareholder Reporting Fees	166	22	(47	)(c)	141
Registration Fees	56	22	(56	)(d)	22
Pricing Fees	133	70	—		203
Transfer Agency Fees	595	19	(14	)(e)	600
Trustees’ Fees and Expenses	19	2	—		21
Shareholder Servicing Fees — Class P	—	46	—		46
Shareholder Servicing Fees — Investment Class	—	—	—		—
Distribution and Shareholder Servicing Fees — Class H	—	—	1,379	(f)	1,379
Distribution and Shareholder Servicing Fees — Class L	—	—	408	(f)	408
Distribution Fees (Class A Shares)	1,070	—	(1,070	)(f)	—
Distribution Fees (Class B Shares)	309	—	(309	)(f)	—
Distribution Fees (Class C Shares)	408	—	(408	)(f)	—
Reorganization Expense	—	—	686	(g)	686
Other Expenses	21	7	(8	)(h)	20
Total Expenses	5,722	644	501		6,867
Waiver of Investment Advisory Fees	—	—	—		—
Rebate from Morgan Stanley Affiliate	(53)	(8)	—		(61)
Net Expenses	5,669	636	501		6,806
Net Investment Income (Loss)	$8,918	$564	$(501)		$8,981

Realized Gain (Loss):
Investment Sold	(12,799)	2,164	—		(10,635)
Investments in Affiliates	29	37	—		66
Foreign Currency Exchange Contracts	1,572	155	—		1,727
Foreign Currency Transactions	458	8	—		466
Futures Contracts	1,117	1,004	—		2,121
Swap Agreements	(1,519)	(305)	—		(1,824)
Net Realized Gain (Loss)	(11,142)	3,063	—		(8,079)
Change in Unrealized Appreciation (Depreciation):
Investments	(19,435)	(45)	—		(19,480)
Investments in Affiliates	99	(68)	—		31
Foreign Currency Exchange Contracts	(701)	24	—		(677)
Foreign Currency Translations	242	(1)	—		241
Futures Contracts	(758)	(186)	—		(944)
Swap Agreements	(1,742)	29	—		(1,713)
Net Change in Unrealized Appreciation (Depreciation)	(22,295)	(247)	—		(22,542)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(33,437)	2,816	—		(30,621)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,519)	$3,380	$(501)		$(21,640)

@       Amount is less than $500.

(a) — Reflects elimination of transaction based fees of approximately $20,000 for MS Global Strategist Custody OOP Fees.

(b) — Reflects elimination of audit fee for MSIFT Global Strategist as MS Global Strategist was more complicated and higher at $47,000.

(c) —Reflects elimination of approximately $47,000 for Annual Mailing, Printing, & Typsetting of MS Global Strategist Shareholder Reports.

(d) — Reflects elimination of blue sky fees for MS Global Strategist.

(e) — Reflects elimination of approximately $14,000 TA OOP Fees for MS Global Strategist Fund.

(f) — Reclass of Class Level Expenses into actual class MS Global Strategist will be processed into.

(g) — Reflects adjustment estimated for Reorganization Expenses.

(h) — Reflects elimination of approximately $8,000 for miscellaneous invoices for NASDAQ, ITG and Lipper for MS Global Strategist.

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Fixed Income Securities (35.6%)
Agency Adjustable Rate Mortgage (0.0%)
Federal National Mortgage Association, Conventional Pools: 2.39%, 5/1/35	—	59	59	—	63	63

Agency Fixed Rate Mortgages (4.9%)
Federal Home Loan Mortgage Corporation, April TBA: 3.00%, 4/25/27 (a)	1,800	150	1,950	1,862	155	2,017
Federal Home Loan Mortgage Corporation, April TBA: 3.50%, 4/25/42 (a)	1,805	—	1,805	1,850	—	1,850
Federal Home Loan Mortgage Corporation, Gold Pools: 4.00%, 12/1/41	851	86	937	891	91	982
Federal Home Loan Mortgage Corporation, Gold Pools: 4.50%, 6/1/39	—	504	504	—	534	534
Federal Home Loan Mortgage Corporation, Gold Pools: 5.00%, 10/1/35	—	292	292	—	315	315
Federal Home Loan Mortgage Corporation, Gold Pools: 6.00%, 11/1/37	454	—	454	503	—	503
Federal Home Loan Mortgage Corporation, Gold Pools: 6.50%, 9/1/32	295	—	295	335	—	335
Federal Home Loan Mortgage Corporation, Gold Pools: 7.50%, 5/1/35	—	16	16	—	19	19
Federal National Mortgage Association, April TBA: 2.50%, 4/25/27 (a)	—	150	150	—	152	152
Federal National Mortgage Association, Conventional Pools: 4.00%, 1/1/42	2,997	—	2,997	3,147	—	3,147
Federal National Mortgage Association, Conventional Pools: 4.00%, 11/1/41	—	65	65	—	68	68
Federal National Mortgage Association, Conventional Pools: 5.00%, 3/1/41	2,559	—	2,559	2,801	—	2,801
Federal National Mortgage Association, Conventional Pools: 5.00%, 5/1/41	—	315	315	—	343	343
Federal National Mortgage Association, Conventional Pools: 5.50%, 2/1/38	1,193	—	1,193	1,311	—	1,311
Federal National Mortgage Association, Conventional Pools: 5.50%, 8/1/38	—	390	390	—	429	429
Federal National Mortgage Association, Conventional Pools: 6.00%, 1/1/38	—	85	85	—	94	94
Federal National Mortgage Association, Conventional Pools: 6.50%, 12/1/29	72	—	72	82	—	82
Federal National Mortgage Association, Conventional Pools: 7.00%, 2/1/31	766	—	766	886	—	886
Federal National Mortgage Association, Conventional Pools: 7.50%, 8/1/37	—	31	31	—	37	37
Government National Mortgage Association, April TBA: 3.50%, 4/25/42 (a)	—	370	370	—	386	386
Government National Mortgage Association, April TBA: 4.00%, 4/25/42 (a)	5,865	825	6,690	6,295	885	7,180
Government National Mortgage Association, Various Pools: 4.50%, 8/15/39	1,730	149	1,879	1,888	163	2,051
Government National Mortgage Association, Various Pools: 5.50%, 8/15/39	301	—	301	339	—	339
				22,190	3,671	25,861	*
Asset-Backed Securities (0.7%)
ARI Fleet Lease Trust 1.69%, 8/15/18 (b)	48	—	48	48	—	48
Chesapeake Funding LLC 2.24%, 12/15/20 (b)	55	—	55	55	—	55
CNH Equipment Trust 1.20%, 5/16/16	825	—	825	830	—	830
CVS Pass-Through Trust 6.04%, 12/10/28	406	—	406	447	—	447
Ford Credit Floorplan Master Owner Trust 1.94%, 2/15/17 (b)	525	—	525	544	—	544
FUEL Trust 4.21%, 4/15/16 (b)	430	200	630	442	205	647
GE Dealer Floorplan Master Note Trust 1.79%, 10/20/14 (b)	325	—	325	328	—	328
SLM Student Loan Trust 4.37%, 4/17/28 (b)	425	—	425	441	—	441
Santander Drive Auto Receivables Trust 3.06%, 11/15/17	—	50	50	—	50	50
U-Haul S Fleet LLC 4.90%, 10/25/23 (b)	—	83	83	—	87	87
				3,135	342	3,477	*
Collateralized Mortgage Obligations - Agency Collateral Series (0.1%)
Federal Home Loan Mortgage Corporation 2.97%, 10/25/21	—	90	90	—	92	92
Federal Home Loan Mortgage Corporation, IO 0.68%, 1/25/21 (c)	—	695	695	—	29	29
Federal Home Loan Mortgage Corporation, IO PAC REMIC 6.23%, 6/15/40 (c)	—	463	463	—	89	89
Federal National Mortgage Association, IO REMIC 5.00%, 8/25/37	—	84	84	—	5	5
Federal National Mortgage Association, IO REMIC 6.36%, 9/25/38 (c)	—	189	189	—	40	40
Government National Mortgage Association, IO REMIC 6.34%, 6/20/40 (c)	—	130	130	—	23	23
Government National Mortgage Association, IO REMIC 6.36%, 4/16/41 (c)	—	310	310	—	59	59
				—	337	337	*
Commercial Mortgage Backed Securities (0.5%)
Banc of America Merrill Lynch Commercial Mortgage, Inc. 5.67%, 4/10/49	500	—	500	499	—	499
Citigroup Commercial Mortgage Trust 6.07%, 12/10/49 (c) (p)	—	50	50	—	58	58
Greenwich Capital Commercial Funding Corp. 5.87%, 12/10/49	575	—	575	557	—	557
JP Morgan Chase Commercial Mortgage Securities Corp. 4.17%, 8/15/46	700	70	770	757	76	833
JP Morgan Chase Commercial Mortgage Securities Corp. 4.39%, 7/15/46 (b)	—	100	100	—	109	109
JP Morgan Chase Commercial Mortgage Securities Corp. 6.06%, 2/15/51	425	—	425	421	—	421
				2,234	243	2,477	*
Corporate Bonds (8.7%)
Finance (5.5%)
ABB Treasury Center USA, Inc. 2.50%, 6/15/16 (b)	175	55	230	179	56	235
Abbey National Treasury Services PLC 3.63%, 10/14/16	650	—	650	911	—	911
Abbey National Treasury Services PLC 3.88%, 11/10/14 (b)	265	100	365	267	101	368
ABN Amro Bank N.V. 3.63%, 10/6/17	200	—	200	275	—	275
ABN Amro Bank N.V. 4.25%, 2/2/17 (b)	275	—	275	280	—	280
Aegon N.V. 4.63%, 12/1/15	335	—	335	355	—	355
Australia & New Zealand Banking Group Ltd. 5.13%, 9/10/19	400	—	400	564	—	564
Banco Votorantim SA 5.25%, 2/11/16 (b)	290	—	290	302	—	302

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Bank of America Corp. 5.63%, 7/1/20	—	15	15	—	16	16
Bank of America Corp., Series L 5.65%, 5/1/18	350	—	350	374	—	374
Bank of Montreal 2.85%, 6/9/15 (b)	615	—	615	649	—	649
Banque Federative du Credit Mutuel SA 3.00%, 10/29/15	400	—	400	545	—	545
Barclays Bank PLC 6.00%, 1/14/21	250	—	250	312	—	312
Barclays Bank PLC 6.00%, 1/23/18	200	—	200	268	—	268
BBVA Bancomer SA 4.50%, 3/10/16 (b)	625	—	625	647	—	647
Bear Stearns Cos. LLC (The) 6.40%, 10/2/17	180	—	180	210	—	210
Bear Stearns Cos. LLC (The) 7.25%, 2/1/18	305	—	305	368	—	368
BNP Paribas SA 5.00%, 1/15/21	455	40	495	460	40	500
BNP Paribas/BNP Paribas US Medium-Term Note Program LLC 5.13%, 1/15/15 (b)	180	—	180	181	—	181
Boston Properties LP 5.88%, 10/15/19	75	—	75	86	—	86
Brandywine Operating Partnership LP 4.95%, 4/15/18	—	50	50	—	51	51
Brookfield Asset Management, Inc. 5.80%, 4/25/17	380	—	380	412	—	412
Capital One Bank, USA NA 8.80%, 7/15/19	455	—	455	557	—	557
Cigna Corp. 2.75%, 11/15/16	—	50	50	—	51	51
Citigroup, Inc. 6.13%, 5/15/18 (p)	245	100	345	275	112	387
Citigroup, Inc. 8.50%, 5/22/19 (p)	720	5	725	889	6	895
CNA Financial Corp. 5.75%, 8/15/21	—	45	45	—	48	48
Commonwealth Bank of Australia 2.90%, 9/17/14 (b)	500	—	500	525	—	525
Commonwealth Bank of Australia 5.00%, 10/15/19 (b)	355	—	355	384	—	384
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series G 3.75%, 11/9/20	300	—	300	386	—	386
Coventry Health Care, Inc. 5.45%, 6/15/21	—	35	35	—	38	38
Credit Agricole SA 3.90%, 4/19/21	300	—	300	327	—	327
Credit Agricole SA 5.88%, 6/11/19	350	—	350	462	—	462
Credit Suisse 5.40%, 1/14/20	110	—	110	113	—	113
Credit Suisse 6.00%, 2/15/18	90	—	90	98	—	98
Deutsche Bank AG 5.00%, 6/24/20	400	—	400	541	—	541
Farmers Exchange Capital 7.05%, 7/15/28 (b)	235	—	235	257	—	257
FCE Bank PLC 4.75%, 1/19/15	300	—	300	412	—	412
Finmeccanica Finance SA 8.13%, 12/3/13	500	—	500	718	—	718
Gas Natural Capital Markets SA 4.13%, 1/26/18	350	—	350	465	—	465
General Electric Capital Corp. 5.30%, 2/11/21	275	—	275	298	—	298
General Electric Capital Corp. 5.63%, 5/1/18	285	—	285	331	—	331
General Electric Capital Corp., MTN 5.88%, 1/1438	—	50	50	—	55	55
General Electric Capital Corp., Series G 6.00%, 8/7/19	635	—	635	743	—	743
Genworth Financial, Inc. 7.20%, 2/15/21	275	30	305	281	31	312
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22	—	80	80	—	82	82
Goldman Sachs Group, Inc. (The) 6.15%, 4/1/18	775	—	775	837	—	837
Goldman Sachs Group, Inc. (The) 6.75%, 10/1/37	255	—	255	250	—	250
Hartford Financial Services Group, Inc. 5.5%, 3/30/20	—	25	25	—	27	27
HBOS PLC, Series G 6.75%, 5/21/18 (b)	385	—	385	362	—	362
HSBC Holdings PLC 4.00%, 3/30/22	—	45	45	—	45	45
HSBC Holdings PLC 6.00%, 6/10/19	400	—	400	589	—	589
ING Bank N.V. 3.90%, 3/19/14 (b)	600	—	600	631	—	631
Intesa Sanpaolo SpA 4.13%, 4/14/20	400	—	400	509	—	509
JPMorgan Chase & Co. 3.15%, 7/05/16	—	60	60	—	62	62
JPMorgan Chase & Co. 4.95%, 3/25/20	—	25	25	—	27	27
JPMorgan Chase & Co. 6.00%, 1/15/18	75	—	75	87	—	87
Lloyds TSB Bank PLC 5.80%, 1/13/20 (b)	150	100	250	154	103	257
Lloyds TSB Bank PLC 6.38%, 6/17/16	300	—	300	441	—	441
Lloyds TSB Bank PLC 6.50%, 3/24/20	250	—	250	292	—	292
Macquarie Bank Ltd. 6.63%, 4/7/21 (b)	245	25	270	246	25	271
Macquarie Group Ltd. 6.00%, 1/14/20 (b)	235	25	260	235	25	260
Merrill Lynch & Co., Inc., MTN 6.88%, 4/25/18	1,280	40	1,320	1,425	45	1,470
MetLife, Inc. 7.72%, 2/15/19	—	20	20	—	25	25
National Australia Bank Ltd. 3.38%, 7/8/14 (b)	400	—	400	423	—	423
Nationwide Building Society 6.25%, 2/25/20 (b)	525	—	525	545	—	545
Nationwide Financial Services 5.38%, 3/25/21 (b)	—	25	25	—	26	26
Nordea Bank AB 4.00%, 3/29/21	480	—	480	605	—	605
Pacific LifeCorp 6.00%, 2/10/20 (b)	—	25	25	—	27	27
Prudential Financial, Inc. 7.38%, 6/15/19	—	50	50	—	62	62
Prudential Financial, Inc., MTN 4.75%, 9/17/15	265	—	265	288	—	288
Prudential Financial, Inc., MTN 6.63%, 12/1/37	150	—	150	174	—	174
QBE Capital Funding III Ltd. 7.25%, 5/24/41 (b)	325	—	325	307	—	307
Royal Bank of Scotland PLC (The) 5.50%, 3/23/20	350	—	350	480	—	480
Santander Holdings USA, Inc. 4.63%, 4/19/16	125	10	135	127	10	137
SLM Corp., MTN 6.25%, 1/25/16	435	—	435	453	—	453
Societe Generale SA 6.13%, 8/20/18	250	—	250	345	—	345
Standard Chartered PLC 3.85%, 4/27/15 (b)	160	100	260	166	104	270
UDR, Inc., Series 0001 MTN 4.63%, 1/10/22	—	30	30	—	31	31
UniCredit SpA 4.38%, 2/10/14	500	—	500	681	—	681

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
UniCredit SpA 5.75%, 9/26/17	300	—	300	395	—	395
UnitedHealth Group, Inc. 3.38%, 11/15/21	185	—	185	190	—	190
UnitedHealth Group, Inc. 4.63%, 11/15/41	210	—	210	211	—	211
UnitedHealth Group, Inc. 6.63%, 11/15/37	—	40	40	—	51	51
Wachovia Corp. 5.63%, 10/15/16	—	25	25	—	28	28
Wells Operating Partnership II LP 5.88%, 4/1/18	—	50	50	—	51	51
Westpac Banking Corp. 3.00%, 12/9/15	90	—	90	93	—	93
Westpac Banking Corp. 4.20%, 2/27/15	245	—	245	263	—	263
				27,511	1,461	28,972
Industrials (2.6%)
Agilent Technologies, Inc. 5.50%, 9/14/15	155	—	155	174	—	174
Altria Group, Inc. 4.13%, 9/11/15	85	40	125	93	44	137
Altria Group, Inc. 9.25%, 8/6/19	185	—	185	249	—	249
Anheuser-Busch InBev Worldwide, Inc. 4.13%, 1/15/15	200	—	200	217	—	217
Anheuser-Busch InBev Worldwide, Inc. 5.00%, 4/15/20	85	—	85	98	—	98
Anheuser-Busch InBev Worldwide, Inc. 5.38%, 11/15/14	45	—	45	50	—	50
ArcelorMittal 9.85%, 6/1/19	390	25	415	470	30	500
AT&T, Inc. 6.30%, 1/15/38	210	50	260	248	59	307
AT&T, Inc. 6.55%, 2/15/39	70	—	70	85	—	85
BAA Funding Ltd. 4.60%, 2/15/18	300	—	300	427	—	427
Barrick Gold Corp. 3.85%, 4/1/22	—	65	65	—	65	65
Barrick North America Finance LLC 4.40%, 5/30/21	255	—	255	269	—	269
BAT International Finance PLC 9.50%, 11/15/18 (b)	155	—	155	212	—	212
Bemis Co., Inc. 4.5%, 10/15/21	—	70	70	—	73	73
Boston Scientific Corp. 6.00%, 1/15/20	300	30	330	345	35	380
Bunge Ltd. Finance Corp. 8.50%, 6/15/19	115	—	115	141	—	141
CBS Corp. 8.88%, 5/15/19	205	—	205	270	—	270
CenturyLink, Inc. 6.45%, 6/15/21	40	—	40	41	—	41
CenturyLink, Inc., Series Q 6.15%, 9/15/19	65	—	65	68	—	68
Comcast Corp. 5.15%, 3/1/20	170	—	170	196	—	196
Comcast Corp. 5.7%, 5/15/18	105	30	135	124	36	160
Comcast Corp. 6.45%, 3/15/37	50	—	50	60	—	60
ConAgra Foods, Inc. 8.25%, 9/15/30	85	—	85	108	—	108
CRH America, Inc. 6.00%, 9/30/16	375	40	415	409	44	453
CVS Caremark Corp. 6.60%, 3/15/19	—	80	80	—	99	99
Daimler Finance North America LLC 8.50%, 1/18/31	45	—	45	66	—	66
Darden Restaurants, Inc. 6.20%, 10/15/17	—	50	50	—	57	57
Deutsche Telekom International Finance BV 8.75%, 6/15/30	150	—	150	207	—	207
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 5.88%, 10/1/19	95	35	130	109	40	149
Ecolab, Inc. 3.00%, 12/8/16	—	30	30	—	31	31
Georgia-Pacific LLC 5.40%, 11/1/20 (b)(d)	—	80	80	—	89	89
Georgia-Pacific LLC 7.75%, 11/15/29	200	—	200	250	—	250
Georgia-Pacific LLC 8.88%, 5/15/31	275	—	275	372	—	372
Gilead Sciences, Inc. 4.50%, 4/1/21	—	30	30	—	32	32
Gilead Sciences, Inc. 5.65%, 12/1/41	25	20	45	27	21	48
Harley-Davidson Funding Corp. 6.80%, 6/15/18 (b)	135	30	165	158	35	193
Hewlett-Packard Co. 4.65%, 12/9/21	410	50	460	430	52	482
Home Depot, Inc. (The) 5.88%, 12/16/36	400	—	400	481	—	481
Home Depot, Inc. 5.40%, 9/15/40	175	—	175	199	—	199
Imperial Tobacco Finance PLC 8.38%, 2/17/16	350	—	350	569	—	569
KLA-Tencor Corp. 6.90%, 5/1/18	145	—	145	173	—	173
Kohl’s Corp. 6.88%, 12/15/37	—	30	30	—	36	36
Koninklijke Philips Electronics 3.75%, 3/15/22	—	50	50	—	50	50
L-3 Communications Corp. 4.75%, 7/15/20	255	—	255	264	—	264
Life Technologies Corp. 6.00%, 3/1/20	230	40	270	264	46	310
Macy’s Retail Holdings, Inc. 3.88%, 1/15/22	—	20	20	—	20	20
Marathon Petroleum Corp. 5.13%, 3/1/21	275	—	275	300	—	300
NBC Universal Media LLC 4.38%, 4/1/21	225	—	225	241	—	241
NBC Universal Media LLC 5.15%, 4/30/20	—	55	55	—	62	62
News America, Inc. 4.50%, 2/15/21	135	—	135	144	—	144
Petrobras International Finance Co. 5.75%, 1/20/20	330	—	330	367	—	367
Philip Morris International, Inc. 5.65%, 5/16/18	235	—	235	280	—	280
Phillips 66 4.30%, 4/01/22 (b)	—	25	25	—	25	25
Quest Diagnostics, Inc. 6.95%, 7/1/37	—	10	10	—	12	12
Qwest Corp. 6.88%, 9/15/33	125	—	125	124	—	124
SABMiller Holdings, Inc. 3.75%, 1/15/22 (b)	265	—	265	270	—	270
Sonoco Products Co. 5.75%, 11/1/40	—	40	40	—	43	43
Telstra Corp., Ltd. 4.80%, 10/12/21 (b)	260	60	320	283	65	348
Teva Pharmaceutical Finance IV BV 3.65%, 11/10/21	360	60	420	365	61	426
Time Warner Cable, Inc. 6.75%, 6/15/39	105	—	105	126	—	126
Time Warner, Inc. 4.75%, 3/29/21	—	45	45	—	50	50
Vale Overseas Ltd. 5.63%, 9/15/19	185	—	185	208	—	208

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Vale Overseas Ltd. 6.88%, 11/10/39	50	—	50	59	—	59
Valspar Corp. 4.20%, 1/15/22	—	15	15	—	15	15
Verisk Analytics, Inc. 5.80%, 5/1/21	—	55	55	—	59	59
Verizon Communications, Inc. 4.60%, 4/1/21	75	—	75	83	—	83
Verizon Communications, Inc. 5.85%, 9/15/35	60	—	60	69	—	69
Verizon Communications, Inc. 6.35%, 4/1/19	150	—	150	183	—	183
Verizon Communications, Inc. 8.95%, 3/1/39	125	45	170	194	70	264
Vivendi SA 6.63%, 4/4/18 (b)	145	—	145	163	—	163
Wesfarmers Ltd. 2.98%, 5/18/16 (b)	195	50	245	200	51	251
Woolworths Ltd. 4.00%, 9/22/20 (b)	195	—	195	201	—	201
WPP Finance UK 8.00%, 9/15/14	100	—	100	115	—	115
Yum! Brands, Inc. 6.88%, 11/15/37	—	40	40	—	51	51
				11,898	1,558	13,456
Utilities (0.6%)
EDF SA 4.60%, 1/27/20 (b)	—	25	25	—	27	27
Enel Finance International N.V. 5.13%, 10/7/19 (b)	650	—	650	640	—	640
Energy Transfer Partners LP 9.00%, 4/15/19	—	12	12	—	15	15
Enterprise Products Operating LLC 5.20%, 9/1/20	—	50	50	—	56	56
EQT Corp. 4.88%, 11/15/21	—	25	25	—	25	25
FirstEnergy Solutions Corp. 6.05%, 8/15/21	—	40	40	—	45	45
Iberdrola Finance Ireland Ltd. 5.00%, 9/11/19 (b)	200	—	200	203	—	203
Kinder Morgan Energy Partners LP 5.95%, 2/15/18	125	—	125	146	—	146
Plains All American Pipeline LP/PAA Finance Corp. 6.70%, 5/15/36	190	—	190	223	—	223
Plains All American Pipeline LP/PAA Finance Corp. 8.75%, 5/1/19	190	30	220	248	39	287
PPL WEM Holdings PLC 3.90%, 5/1/16 (b)	375	40	415	391	42	433
RTE EDF Transport SA 5.13%, 9/12/18	450	—	450	692	—	692
Telecom Italia Finance SA 7.75%, 1/24/33	400	—	400	563	—	563
				3,106	249	3,355
Total Corporate Bonds				42,515	3,268	45,783

Mortgages - Other (0.1%)
Banc of America Alternative Loan Trust 5.86%, 10/25/36	—	66	66	—	44	44
Banc of America Alternative Loan Trust 5.91%, 10/25/36 (c)	—	125	125	—	83	83
Banc of America Alternative Loan Trust 6.00%, 4/25/36	—	69	69	—	69	69
Chase Mortgage Finance Corp. 6.00%, 11/25/36	—	72	72	—	61	61
Chaseflex Trust 6.00%, 2/25/37	—	65	65	—	46	46
First Horizon Alternative Mortgage Securities 6.25%, 8/25/36	—	40	40	—	30	30
GSR Mortgage Loan Trust 5.75%, 1/25/37	—	74	74	—	70	70
Lehman Mortgage Trust 5.50%, 11/25/35	—	41	41	—	39	39
Lehman Mortgage Trust 6.50%, 9/25/37	—	86	86	—	65	65
Residential Accredit Loans, Inc. 0.74%, 3/25/35 (c)	—	54	54	—	31	31
				—	538	538
Municipal Bonds (0.1%)
Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds 6.18%, 1/1/34	145	—	145	174	—	174
Municipal Electric Authority of Georgia 6.64%, 4/1/57	160	—	160	180	—	180
Municipal Electric Authority of Georgia 6.66%, 4/1/57	295	—	295	331	—	331
State of California, General Obligation Bonds 5.95%, 4/1/16	—	40	40	—	45	45
				685	45	730
Sovereign (15.0%)
Australia Government Bond 5.25%, 3/15/19	1,100	—	1,100	1,241	—	1,241
Bermuda Government International Bond 5.60%, 7/20/20 (b)	240	—	240	272	—	272
Brazilian Government International Bond 4.88%, 1/22/21	—	90	90	—	102	102
Bundesobligation 2.75%, 4/8/16	2,200	—	2,200	3,186	—	3,186
Bundesrepublik Deutschland 2.25%, 9/4/21	100	—	100	139	—	139
Bundesrepublik Deutschland 3.50%, 7/4/19	650	—	650	997	—	997
Bundesrepublik Deutschland 4.25%, 7/4/39	1,050	—	1,050	1,891	—	1,891
Bundesrepublik Deutschland 4.75%, 7/4/34	2,050	—	2,050	3,759	—	3,759
Canada Government International Bond 3.50%, 1/13/20	300	—	300	457	—	457
Canadian Government Bond 4.25%, 6/1/18	4,750	—	4,750	5,461	—	5,461
Chile Government International Bond 5.50%, 8/5/20	859,000	—	859,000	1,846	—	1,846
Denmark Government Bond 4.00%, 11/15/19	3,300	—	3,300	702	—	702
European Investment Bank 2.15%, 1/18/27	145,000	—	145,000	1,859	—	1,859
European Union 3.25%, 4/4/18	1,300	—	1,300	1,862	—	1,862
France Government Bond OAT 3.25%, 10/25/21	100	—	100	138	—	138
France Government Bond OAT 4.00%, 4/25/18	1,000	—	1,000	1,483	—	1,483
French Treasury Note BTAN 3.00%, 7/12/14	4,500	—	4,500	6,312	—	6,312
Italy Buoni Poliennali Del Tesoro 3.00%, 6/15/15	1,000	—	1,000	1,319	—	1,319
Italy Buoni Poliennali Del Tesoro 4.50%, 2/1/18	1,500	—	1,500	2,016	—	2,016
Italy Buoni Poliennali Del Tesoro 5.00%, 3/1/22	600	—	600	797	—	797
Japan Finance Organization for Municipalities 1.90%, 6/22/18	110,000	—	110,000	1,445	—	1,445
Japan Government Ten Year Bond 1.30%, 12/20/13	140,000	—	140,000	1,726	—	1,726

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Japan Government Ten Year Bond 1.40%, 9/20/15	380,000	—	380,000	4,781	—	4,781
Japan Government Ten Year Bond 1.70%, 6/20/18	190,000	—	190,000	2,466	—	2,466
Japan Government Ten Year Bond 1.90%, 6/20/16	120,000	—	120,000	1,549	—	1,549
Japan Government Thirty Year Bond 1.70%, 6/20/33	505,000	—	505,000	6,010	—	6,010
Korea Development Bank (The) 3.88%, 5/4/17	200	—	200	208	—	208
Korea Development Bank (The) 4.38%, 8/10/15	200	—	200	212	—	212
Korea Finance Corp. 4.63%, 11/16/21	630	—	630	646	—	646
Mexican Bonos 10.00%, 12/5/24	24,400	—	24,400	2,498	—	2,498
Mexico Government International Bond 3.63%, 3/15/22	—	80	80	—	82	82
Netherlands Government Bond 4.00%, 7/15/19	1,900	—	1,900	2,905	—	2,905
Norway Government Bond 6.50%, 5/15/13	3,500	—	3,500	648	—	648
Poland Government Bond 5.25%, 10/25/17	6,000	—	6,000	1,955	—	1,955
Province of Ontario Canada 4.00%, 10/7/19	300	—	300	334	—	334
Province of Ontario Canada 4.00%, 12/3/19	600	—	600	897	—	897
Republic of Korea 7.13%, 4/16/19	150	—	150	186	—	186
Russian Foreign Bond - Eurobond 3.25%, 4/4/17 (b)(m)	800	—	800	807	—	807
South Africa Government Bond 7.25%, 1/15/20	3,000	—	3,000	379	—	379
Sweden Government Bond 4.25%, 3/12/19	7,800	—	7,800	1,370	—	1,370
Treasury Corp. of Victoria 5.75%, 11/15/16	1,600	—	1,600	1,758	—	1,758
United Kingdom Gilt 3.75%, 9/7/21	1,000	—	1,000	1,825	—	1,825
United Kingdom Gilt 4.00%, 9/7/16	1,700	—	1,700	3,088	—	3,088
United Kingdom Gilt 4.25%, 6/7/32	2,450	—	2,450	4,559	—	4,559
United Kingdom Gilt 4.25%, 9/7/39	570	—	570	1,059	—	1,059
				79,048	184	79,232
U.S. Agency Securities (0.1%)
Federal National Mortgage Association 1.25%, 9/28/16	—	350	350	—	352	352
Federal National Mortgage Association 5.38%, 6/12/17	—	170	170	—	205	205
				—	557	557
U.S. Treasury Securities (5.4%)			—
U.S. Treasury Bonds 6.88%, 8/15/25	2,900	—	2,900	4,287	—	4,287
U.S. Treasury Bonds, 3.50%, 2/15/39	1,960	310	2,270	2,037	322	2,359
U.S. Treasury Bonds, 3.88%, 8/15/40 (d)	—	400	400	—	443	443
U.S. Treasury Bonds, 5.25%, 11/15/28	—	310	310	—	405	405
U.S. Treasury Notes 0.50%, 8/15/14	2,800	—	2,800	2,805	—	2,805
U.S. Treasury Notes 2.75%, 2/28/18	1,000	—	1,000	1,083	—	1,083
U.S. Treasury Notes 3.13%, 5/15/19	7,720	—	7,720	8,502	—	8,502
U.S. Treasury Notes 3.63%, 2/15/21	3,540	—	3,540	4,008	—	4,008
U.S. Treasury Notes, 0.50%, 11/15/13	—	725	725	—	727	727
U.S. Treasury Notes, 0.75%, 6/15/14	—	230	230	—	232	232
U.S. Treasury Notes, 1.25%, 8/31/15	—	1,080	1,080	—	1,103	1,103
U.S. Treasury Notes, 1.75%, 3/31/14	—	745	745	—	766	766
U.S. Treasury Notes, 2.25%, 1/31/15	—	580	580	—	608	608
U.S. Treasury Notes, 3.00%, 8/31/16 - 9/30/16	—	675	675	—	736	736
U.S. Treasury Notes, 3.63%, 8/15/19	—	330	330	—	375	375
	19,920	5,385	25,305	22,722	5,717	28,439
Total Fixed Income Securities				172,529	14,965	187,494

	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Proforma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Equity Securities (56.1%)
Common Stocks (50.7%)
Aerospace & Defense (0.8%)
Alliant Techsystems, Inc. (d)	7,597	648	8,245	381	32	413
BAE Systems PLC	50,134	—	50,134	240	—	240
Boeing Co. (The)	3,281	601	3,882	244	45	289
Bombardier, Inc.	19,400	—	19,400	81	—	81
Exelis, Inc.	—	594	594	—	7	7
Finmeccanica SpA	4,799	—	4,799	26	—	26
General Dynamics Corp.	663	504	1,167	49	37	86
Goodrich Corp.	789	197	986	99	25	124
Honeywell International, Inc.	3,895	1,602	5,497	238	98	336
Huntington Ingalls Industries, Inc. (d)(e)	—	53	53	—	2	2
L-3 Communications Holdings, Inc. (d)	—	200	200	—	14	14
Lockheed Martin Corp. (d)	663	262	925	60	23	83
Northrop Grumman Corp.	663	222	885	40	13	53
Precision Castparts Corp.	841	385	1,226	145	67	212
Raytheon Co. (d)	22,091	1,435	23,526	1,166	76	1,242
Rockwell Collins, Inc.	796	375	1,171	46	22	68
Rolls-Royce Holdings PLC (e)	34,001	—	34,001	442	—	442
Textron, Inc.	1,503	500	2,003	42	14	56

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Thales SA	1,262	—	1,262	47	—	47
United Technologies Corp.	1,457	1,579	3,036	121	131	252
				3,467	606	4,073
Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc. (d)	1,055	200	1,255	69	13	82
Deutsche Post AG, (Registered)	6,209	—	6,209	120	—	120
Expeditors International of Washington, Inc.	515	200	715	24	9	33
FedEx Corp.	1,413	400	1,813	130	37	167
PostNL N.V.	4,151	—	4,151	26	—	26
TNT Express N.V.	4,151	—	4,151	51	—	51
Toll Holdings Ltd.	9,328	—	9,328	57	—	57
United Parcel Service, Inc., Class B (d)	2,876	1,153	4,029	232	93	325
Yamato Holdings Co., Ltd.	8,600	—	8,600	133	—	133
				842	152	994
Airlines (0.0%)
Deutsche Lufthansa AG, (Registered)	4,169	—	4,169	58	—	58
International Consolidated Airlines Group SA (e)	13,928	—	13,928	40	—	40
Southwest Airlines Co.	—	1,300	1,300	—	11	11
				98	11	109
Auto Components (0.6%)
Aisin Seiki Co., Ltd.	3,700	—	3,700	130	—	130
BorgWarner, Inc. (e)	10,192	835	11,027	860	70	930
Bridgestone Corp.	8,600	—	8,600	208	—	208
Cie Generale des Etablissements Michelin, Series B	1,960	—	1,960	146	—	146
Continental AG (e)	611	—	611	58	—	58
Denso Corp.	8,100	—	8,100	271	—	271
Johnson Controls, Inc. (d)	28,742	1,614	30,356	934	52	986
Magna International, Inc.	3,400	—	3,400	162	—	162
Nokian Renkaat Oyj	1,401	—	1,401	68	—	68
Toyota Industries Corp.	3,600	—	3,600	109	—	109
TRW Automotive Holdings Corp. (e)	1,200	—	1,200	56	—	56
				3,002	122	3,124
Automobiles (0.9%)
Bayerische Motoren Werke AG	3,519	—	3,519	316	—	316
Daimler AG, (Registered)	7,768	—	7,768	468	—	468
Fiat SpA	8,670	—	8,670	51	—	51
Ford Motor Co. (d)	9,230	531	9,761	115	7	122
Honda Motor Co., Ltd., ADR	19,795	—	19,795	761	—	761
Mazda Motor Corp. (e)	24,000	—	24,000	42	—	42
Mitsubishi Motors Corp. (e)	93,000	—	93,000	106	—	106
Nissan Motor Co., Ltd.	31,800	—	31,800	338	—	338
Peugeot SA	1,221	—	1,221	20	—	20
Porsche Automobil Holding SE, (Preference)	898	—	898	53	—	53
Renault SA	1,898	—	1,898	100	—	100
Suzuki Motor Corp.	5,600	—	5,600	134	—	134
Toyota Motor Corp.	36,500	—	36,500	1,574	—	1,574
Volkswagen AG	372	—	372	60	—	60
Volkswagen AG, (Preference)	1,855	—	1,855	326	—	326
				4,464	7	4,471
Beverages (0.7%)
Anheuser-Busch InBev N.V.	7,130	—	7,130	521	—	521
Asahi Group Holdings Ltd.	4,800	—	4,800	106	—	106
Brown-Forman Corp., Class B	—	119	119	—	10	10
Coca-Cola Amatil Ltd.	7,069	—	7,069	91	—	91
Coca-Cola Co. (The)	9,527	2,226	11,753	705	165	870
Coca-Cola Enterprises, Inc.	1,313	577	1,890	38	16	54
Constellation Brands, Inc., Class A (d)(e)	—	500	500	—	12	12
Diageo PLC	24,100	—	24,100	579	—	579
Dr. Pepper Snapple Group, Inc.	670	—	670	27	—	27
Heineken N.V.	3,715	—	3,715	206	—	206
Kirin Holdings Co., Ltd.	13,000	—	13,000	168	—	168
Molson Coors Brewing Co.	1,100	400	1,500	50	18	68
PepsiCo, Inc.	6,226	1,485	7,711	413	99	512
Pernod-Ricard SA	1,960	—	1,960	205	—	205
SABMiller PLC	9,819	—	9,819	394	—	394
Treasury Wine Estates Ltd.	11,468	—	11,468	49	—	49
				3,552	320	3,872
Biotechnology (0.3%)
Actelion Ltd., (Registered) (e)	971	—	971	35	—	35
Alexion Pharmaceuticals, Inc. (e)	1,134	—	1,134	105	—	105
Amgen, Inc.	5,173	1,071	6,244	352	73	425
Biogen Idec, Inc. (e)	1,213	314	1,527	153	39	192

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Celgene Corp. (e)	2,472	508	2,980	192	39	231
CSL Ltd.	6,876	—	6,876	256	—	256
Gilead Sciences, Inc. (e)	3,980	1,059	5,039	194	52	246
Vertex Pharmaceuticals, Inc. (e)	700	—	700	29	—	29
				1,316	203	1,519
Building Products (0.1%)
Asahi Glass Co., Ltd.	15,000	—	15,000	127	—	127
Assa Abloy AB, Class B	3,465	—	3,465	109	—	109
Cie de St-Gobain	2,371	—	2,371	106	—	106
Daikin Industries Ltd.	3,500	—	3,500	95	—	95
Geberit AG, (Registered) (e)	814	—	814	170	—	170
JS Group Corp.	5,100	—	5,100	107	—	107
				714	—	714
Capitàl Markets (0.8%)
3i Group PLC	17,668	—	17,668	60	—	60
Ameriprise Financial, Inc.	2,377	100	2,477	136	6	142
Bank of New York Mellon Corp. (The)	9,760	1,914	11,674	236	46	282
BlackRock, Inc.	903	31	934	185	6	191
Charles Schwab Corp. (The)	6,087	747	6,834	87	11	98
Credit Suisse Group AG, (Registered) (e)	14,383	—	14,383	410	—	410
Daiwa Securities Group, Inc.	31,000	—	31,000	122	—	122
Deutsche Bank AG, (Registered)	11,735	—	11,735	584	—	584
Franklin Resources, Inc. (d)	956	124	1,080	119	15	134
Goldman Sachs Group, Inc. (The)	3,959	990	4,949	492	123	615
IGM Financial, Inc.	2,800	—	2,800	130	—	130
Invesco Ltd.	3,165	500	3,665	84	13	97
Investec PLC	9,538	—	9,538	58	—	58
Janus Capital Group, Inc.	—	200	200	—	2	2
Julius Baer Group Ltd. (e)	2,123	—	2,123	86	—	86
Legg Mason, Inc.	1,129	342	1,471	32	10	42
Macquarie Group Ltd.	4,098	—	4,098	123	—	123
Man Group PLC	15,236	—	15,236	33	—	33
Nomura Holdings, Inc.	46,800	—	46,800	207	—	207
Northern Trust Corp.	—	130	130	—	6	6
State Street Corp.	2,086	716	2,802	95	33	128
T. Rowe Price Group, Inc.	3,123	165	3,288	204	11	215
UBS AG, (Registered) (e)	25,821	—	25,821	362	—	362
				3,845	282	4,127
Chemicals (1.5%)
Agrium, Inc.	2,200	—	2,200	190	—	190
Air Liquide SA	2,681	—	2,681	357	—	357
Air Products & Chemicals, Inc. (d)	358	191	549	33	18	51
Airgas, Inc.	282	—	282	25	—	25
Akzo Nobel N.V.	4,370	—	4,370	258	—	258
Asahi Kasei Corp.	25,000	—	25,000	154	—	154
BASF SE	13,289	—	13,289	1,162	—	1,162
Celanese Corp.	399	—	399	18	—	18
CF Industries Holdings, Inc.	4,328	412	4,740	791	75	866
Dow Chemical Co. (The) (d)	1,326	1,113	2,439	46	39	85
DuluxGroup Ltd.	6,321	—	6,321	20	—	20
Eastman Chemical Co.	260	200	460	13	10	23
Ecolab, Inc. (d)	1,394	226	1,620	86	14	100
EI du Pont de Nemours & Co.	20,119	2,121	22,240	1,064	112	1,176
FMC Corp. (d)	394	119	513	42	13	55
Givaudan SA, (Registered) (e)	82	—	82	79	—	79
Incitec Pivot Ltd.	20,816	—	20,816	68	—	68
International Flavors & Fragrances, Inc. (d)	124	119	243	7	7	14
Johnson Matthey PLC	2,447	—	2,447	92	—	92
JSR Corp.	3,000	—	3,000	60	—	60
K&S AG, (Registered)	1,526	—	1,526	80	—	80
Koninklijke DSM N.V.	3,367	—	3,367	195	—	195
Kuraray Co., Ltd.	5,000	—	5,000	71	—	71
Lanxess AG	1,060	—	1,060	88	—	88
Linde AG	1,655	—	1,655	297	—	297
LyondellBasell Industries N.V., Class A	576	—	576	25	—	25
Mitsubishi Chemical Holdings Corp.	20,000	—	20,000	107	—	107
Monsanto Co.	2,332	530	2,862	186	42	228
Mosaic Co. (The)	1,466	52	1,518	81	3	84
Nitto Denko Corp.	2,200	—	2,200	89	—	89
Novozymes A/S, Series B	2,530	—	2,530	74	—	74
Orica Ltd.	5,073	—	5,073	147	—	147
Potash Corp. of Saskatchewan, Inc.	11,400	—	11,400	520	—	520

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
PPG Industries, Inc.	186	211	397	18	20	38
Praxair, Inc.	1,499	369	1,868	172	42	214
Sherwin-Williams Co. (The)	38	119	157	4	13	17
Shin-Etsu Chemical Co., Ltd.	4,100	—	4,100	237	—	237
Sigma-Aldrich Corp.	401	139	540	29	10	39
Sumitomo Chemical Co., Ltd.	22,000	—	22,000	94	—	94
Syngenta AG, (Registered) (e)	791	—	791	273	—	273
Toray Industries, Inc.	25,000	—	25,000	185	—	185
Umicore SA	1,567	—	1,567	86	—	86
Yara International ASA	1,863	—	1,863	89	—	89
				7,712	418	8,130
Commercial Banks (3.4%)
Australia & New Zealand Banking Group Ltd.	34,810	—	34,810	839	—	839
Banco Bilbao Vizcaya Argentaria SA	45,352	—	45,352	361	—	361
Banco Popular Espanol SA	15,764	—	15,764	57	—	57
Banco Santander SA	90,268	—	90,268	695	—	695
Bank of East Asia Ltd.	15,965	—	15,965	60	—	60
Bank of Montreal	7,100	—	7,100	422	—	422
Bank of Nova Scotia	12,400	—	12,400	695	—	695
Bank of Yokohama Ltd. (The)	22,000	—	22,000	110	—	110
Barclays PLC	126,770	—	126,770	477	—	477
BB&T Corp. (d)	5,617	1,177	6,794	176	37	213
BNP Paribas SA	10,548	—	10,548	500	—	500
BOC Hong Kong Holdings Ltd.	36,500	—	36,500	101	—	101
CaixaBank	11,821	—	11,821	46	—	46
Canadian Imperial Bank of Commerce	5,200	—	5,200	397	—	397
Chiba Bank Ltd. (The)	14,000	—	14,000	89	—	89
CIT Group, Inc. (e)	1,852	—	1,852	76	—	76
Comerica, Inc. (d)	—	400	400	—	13	13
Commerzbank AG (e)	49,404	—	49,404	125	—	125
Commonwealth Bank of Australia	17,491	—	17,491	908	—	908
Credit Agricole SA	8,087	—	8,087	50	—	50
Danske Bank A/S (e)	5,744	—	5,744	97	—	97
DnB NOR ASA	11,497	—	11,497	148	—	148
Fifth Third Bancorp (d)	7,990	1,511	9,501	112	21	133
Hang Seng Bank Ltd.	11,500	—	11,500	153	—	153
HSBC Holdings PLC	154,689	—	154,689	1,373	—	1,373
Huntington Bancshares, Inc.	—	1,600	1,600	—	10	10
Intesa Sanpaolo SpA	120,612	—	120,612	216	—	216
KBC Groep N.V.	3,024	—	3,024	76	—	76
KeyCorp	9,909	1,356	11,265	84	12	96
Lloyds Banking Group PLC (e)	378,183	—	378,183	203	—	203
M&T Bank Corp. (d)	900	174	1,074	78	15	93
Mizuho Financial Group, Inc.	184,800	—	184,800	301	—	301
National Australia Bank Ltd.	29,142	—	29,142	743	—	743
National Bank of Canada	2,100	—	2,100	167	—	167
National Bank of Greece SA (e)	14,355	—	14,355	37	—	37
Nordea Bank AB	27,526	—	27,526	250	—	250
PNC Financial Services Group, Inc.	3,685	803	4,488	238	52	290
Regions Financial Corp.	12,568	2,532	15,100	83	17	100
Resona Holdings, Inc.	7,600	—	7,600	35	—	35
Royal Bank of Canada	17,100	—	17,100	991	—	991
Royal Bank of Scotland Group PLC (e)	206,210	—	206,210	91	—	91
Shizuoka Bank Ltd. (The)	12,000	—	12,000	124	—	124
Skandinaviska Enskilda Banken AB	14,986	—	14,986	106	—	106
Societe Generale SA	7,308	—	7,308	214	—	214
Standard Chartered PLC	20,828	—	20,828	520	—	520
Sumitomo Mitsui Financial Group, Inc.	17,300	—	17,300	569	—	569
Sumitomo Mitsui Trust Holdings, Inc.	37,000	—	37,000	118	—	118
SunTrust Banks, Inc.	4,210	908	5,118	102	22	124
Svenska Handelsbanken AB, Class A	5,789	—	5,789	185	—	185
Swedbank AB, Class A	4,898	—	4,898	76	—	76
Toronto-Dominion Bank (The)	11,300	—	11,300	959	—	959
UniCredit SpA	17,827	—	17,827	89	—	89
US Bancorp	13,148	2,852	16,000	417	90	507
Wells Fargo & Co.	36,765	7,534	44,299	1,255	257	1,512
Westpac Banking Corp.	34,431	—	34,431	781	—	781
Zions Bancorporation (d)	—	400	400	—	9	9
				17,175	555	17,730
Commercial Services & Supplies (0.3%)
Aggreko PLC	2,555	—	2,555	92	—	92
Avery Dennison Corp. (d)	1,225	234	1,459	37	7	44

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Babcock International Group PLC	4,000	—	4,000	51	—	51
Brambles Ltd.	17,604	—	17,604	129	—	129
Cintas Corp.	1,313	287	1,600	51	11	62
Dai Nippon Printing Co., Ltd.	11,000	—	11,000	112	—	112
Edenred	1,823	—	1,823	55	—	55
G4S PLC	14,808	—	14,808	65	—	65
Iron Mountain, Inc. (d)	2,068	206	2,274	60	6	66
Pitney Bowes, Inc.	2,106	429	2,535	37	7	44
Republic Services, Inc.	2,726	446	3,172	83	14	97
RR Donnelley & Sons Co. (d)	2,662	458	3,120	33	6	39
Secom Co., Ltd.	2,800	—	2,800	137	—	137
Serco Group PLC	5,878	—	5,878	51	—	51
Stericycle, Inc. (d)(e)	849	119	968	71	10	81
Toppan Printing Co., Ltd.	11,000	—	11,000	86	—	86
Waste Management, Inc.	2,981	1,009	3,990	104	35	139
				1,254	96	1,350
Communications Equipment (0.8%)
Alcatel-Lucent (e)	32,733	—	32,733	74	—	74
Ciena Corp. (d)(e)	88,657	7,434	96,091	1,435	120	1,555
Cisco Systems, Inc.	33,647	6,986	40,633	712	148	860
Juniper Networks, Inc. (d)(e)	4,106	839	4,945	94	19	113
Motorola Mobility Holdings, Inc. (e)	2,188	410	2,598	86	16	102
Motorola Solutions, Inc.	771	368	1,139	39	19	58
Nokia Oyj	36,768	—	36,768	200	—	200
Qualcomm, Inc.	9,904	2,239	12,143	674	152	826
Research In Motion Ltd. (e)	6,300	—	6,300	92	—	92
Telefonaktiebolaget LM Ericsson, Class B	27,294	—	27,294	283	—	283
				3,689	474	4,163
Computers & Peripherals (1.4%)
Apple, Inc. (e)	5,921	1,233	7,154	3,549	739	4,288
Dell, Inc. (d)(e)	5,965	1,924	7,889	99	32	131
EMC Corp. (e)	12,770	2,971	15,741	382	89	471
Fujitsu Ltd.	25,000	—	25,000	132	—	132
Hewlett-Packard Co.	24,195	3,963	28,158	577	95	672
Lexmark International, Inc., Class A (d)	—	100	100	—	3	3
NetApp, Inc. (e)	2,529	607	3,136	113	27	140
SanDisk Corp. (e)	21,131	1,918	23,049	1,048	95	1,143
Toshiba Corp.	55,000	—	55,000	242	—	242
				6,142	1,080	7,222
Construction & Engineering (0.5%)
ACS Actividades de Construccion y Servicios SA	3,511	—	3,511	90	—	90
Bouygues SA	2,699	—	2,699	83	—	83
Fluor Corp.	784	—	784	47	—	47
Foster Wheeler AG (e)	21,926	1,881	23,807	499	43	542
Jacobs Engineering Group, Inc. (e)	891	200	1,091	40	9	49
JGC Corp.	3,000	—	3,000	93	—	93
KBR, Inc.	1,228	—	1,228	44	—	44
Leighton Holdings Ltd.	2,027	—	2,027	45	—	45
Skanska AB, Class B	3,281	—	3,281	57	—	57
SNC-Lavalin Group, Inc.	2,800	—	2,800	112	—	112
URS Corp.	20,535	1,683	22,218	873	71	944
Vinci SA	5,057	—	5,057	264	—	264
				2,247	123	2,370
Consumer Materials (0.0%)
Lafarge SA	4,727	—	4,727	226	—	226

Consumer Finance (0.1%)
American Express Co.	3,055	944	3,999	177	54	231
Capital One Financial Corp.	3,340	783	4,123	186	44	230
Discover Financial Services	2,469	993	3,462	82	33	115
SLM Corp.	4,882	444	5,326	77	7	84
				522	138	660
Containers & Packaging (0.0%)
Amcor Ltd.	15,296	—	15,296	118	—	118
Ball Corp.	515	239	754	22	10	32
Crown Holdings, Inc. (e)	566	—	566	21	—	21
Owens-Illinois, Inc. (e)	282	—	282	7	—	7
Sealed Air Corp.	299	—	299	6	—	6
				174	10	184
Distributors (0.0%)
Genuine Parts Co.	—	200	200	—	13	13
Li & Fung Ltd. (j)	40,000	—	40,000	92	—	92
				92	13	105

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Diversified Consumer Services (0.0%)
Apollo Group, Inc., Class A (d)(e)	715	258	973	28	10	38
DeVry, Inc. (d)	—	119	119	—	4	4
H&R Block, Inc. (d)	2,900	916	3,816	48	15	63
				76	29	105
Diversified Financial Services (1.2%)
ASX Ltd.	2,386	—	2,386	82	—	82
Bank of America Corp.	79,453	18,046	97,499	760	173	933
Citigroup, Inc. (d) (p)	11,876	5,096	16,972	434	186	620
CME Group, Inc.	—	138	138	—	40	40
Deutsche Boerse AG	1,392	—	1,392	94	—	94
Groupe Bruxelles Lambert SA	1,540	—	1,540	119	—	119
Hong Kong Exchanges and Clearing Ltd.	9,972	—	9,972	168	—	168
ING Groep, CVA (e)	48,287	—	48,287	402	—	402
Investor AB, Class B	12,458	—	12,458	276	—	276
JPMorgan Chase & Co.	60,607	8,415	69,022	2,787	387	3,174
Leucadia National Corp. (d)	2,353	123	2,476	61	3	64
Moody’s Corp. (d)	692	109	801	29	5	34
NASDAQ OMX Group, Inc. (The) (e)	2,695	136	2,831	70	3	73
NYSE Euronext (d)	3,332	331	3,663	100	10	110
ORIX Corp.	1,380	—	1,380	132	—	132
				5,514	807	6,321
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	25,751	7,477	33,228	804	234	1,038
BCE, Inc.	7,200	—	7,200	288	—	288
BT Group PLC	97,290	—	97,290	352	—	352
CenturyLink, Inc. (d)	18,796	1,957	20,753	726	76	802
Deutsche Telekom AG, (Registered)	33,454	—	33,454	403	—	403
France Telecom SA	20,519	—	20,519	304	—	304
Frontier Communications Corp.	8,200	2,518	10,718	34	10	44
Inmarsat PLC	4,106	—	4,106	30	—	30
Koninklijke KPN N.V.	6,177	—	6,177	68	—	68
Nippon Telegraph & Telephone Corp.	7,600	—	7,600	345	—	345
Portugal Telecom SGPS SA, (Registered)	11,841	—	11,841	64	—	64
Swisscom AG, (Registered)	691	—	691	279	—	279
Telecom Italia SpA	142,349	—	142,349	169	—	169
Telecom Italia SpA	127,093	—	127,093	125	—	125
Telenor ASA	16,466	—	16,466	305	—	305
TeliaSonera AB	33,207	—	33,207	232	—	232
Telstra Corp, Ltd.	60,099	—	60,099	205	—	205
Verizon Communications, Inc.	40,089	4,999	45,088	1,533	191	1,724
Vivendi SA	16,603	—	16,603	305	—	305
				6,571	511	7,082
Electric Utilities (0.9%)
American Electric Power Co., Inc.	3,937	769	4,706	152	30	182
Chubu Electric Power Co., Inc.	7,400	—	7,400	134	—	134
Chugoku Electric Power Co., Inc. (The)	3,700	—	3,700	69	—	69
CLP Holdings Ltd.	19,000	—	19,000	164	—	164
Duke Energy Corp.	8,150	1,615	9,765	171	34	205
E.ON AG	20,521	—	20,521	492	—	492
EDF SA	3,256	—	3,256	74	—	74
Edison International (d)	3,068	735	3,803	130	31	161
Enel SpA	82,927	—	82,927	300	—	300
Entergy Corp.	1,317	—	1,317	89	—	89
Exelon Corp.	6,993	633	7,626	274	25	299
FirstEnergy Corp. (d)	3,156	395	3,551	144	18	162
Fortis, Inc.	2,000	—	2,000	65	—	65
Fortum Oyj (e)	6,439	—	6,439	156	—	156
Hokkaido Electric Power Co., Inc.	4,200	—	4,200	62	—	62
Hokuriku Electric Power Co.	3,900	—	3,900	70	—	70
Iberdrola SA	40,863	—	40,863	232	—	232
Kansai Electric Power Co., Inc. (The)	6,200	—	6,200	96	—	96
Kyushu Electric Power Co., Inc.	3,900	—	3,900	56	—	56
NextEra Energy, Inc. (d)	2,801	635	3,436	171	39	210
Pepco Holdings, Inc.	—	85	85	—	2	2
Power Assets Holdings Ltd.	14,500	—	14,500	106	—	106
PPL Corp.	3,942	735	4,677	111	21	132
Progress Energy, Inc.	1,666	405	2,071	88	21	109
Red Electrica Corp. SA	1,327	—	1,327	65	—	65
Shikoku Electric Power Co., Inc.	5,500	—	5,500	155	—	155
Southern Co. (The) (d)	5,166	2,119	7,285	232	95	327

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
SSE PLC	17,803	—	17,803	378	—	378
Tohoku Electric Power Co., Inc. (e)	6,600	—	6,600	75	—	75
Tokyo Electric Power Co., Inc. (The) (e)	13,700	—	13,700	34	—	34
				4,345	316	4,661
Electrical Equipment (0.4%)
ABB Ltd., (Registered) (e)	34,134	—	34,134	700	—	700
Alstom SA	4,351	—	4,351	170	—	170
AMETEK, Inc.	450	—	450	22	—	22
Cooper Industries PLC	864	—	864	55	—	55
Emerson Electric Co.	4,535	812	5,347	237	42	279
Mitsubishi Electric Corp.	26,000	—	26,000	230	—	230
Nidec Corp.	1,400	—	1,400	128	—	128
Rockwell Automation, Inc.	1,519	—	1,519	121	—	121
Roper Industries, Inc.	339	—	339	34	—	34
Sumitomo Electric Industries Ltd.	22,700	—	22,700	311	—	311
Vestas Wind Systems A/S (e)	3,486	—	3,486	35	—	35
				2,043	42	2,085
Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A (d)	—	285	285	—	17	17
Arrow Electronics, Inc. (e)	20,375	1,669	22,044	855	70	925
Corning, Inc.	2,325	2,375	4,700	33	33	66
FUJIFILM Holdings Corp.	7,400	—	7,400	174	—	174
Hitachi Ltd.	63,000	—	63,000	404	—	404
Hoya Corp.	5,000	—	5,000	112	—	112
Ibiden Co., Ltd.	2,000	—	2,000	51	—	51
Jabil Circuit, Inc.	—	300	300	—	8	8
Keyence Corp.	660	—	660	155	—	155
Kyocera Corp.	2,000	—	2,000	183	—	183
Molex, Inc.	—	164	164	—	5	5
Murata Manufacturing Co., Ltd.	2,800	—	2,800	166	—	166
Nippon Electric Glass Co., Ltd.	6,000	—	6,000	52	—	52
Omron Corp.	2,800	—	2,800	60	—	60
TDK Corp.	1,400	—	1,400	79	—	79
TE Connectivity Ltd.	2,080	—	2,080	76	—	76
				2,400	133	2,533
Energy Equipment & Services (0.6%)
Aker Solutions ASA	1,677	—	1,677	28	—	28
AMEC PLC	3,969	—	3,969	70	—	70
Baker Hughes, Inc.	3,230	639	3,869	135	27	162
Cameron International Corp. (d)(e)	1,424	717	2,141	75	38	113
Cie Generale de Geophysique-Veritas (e)	1,748	—	1,748	52	—	52
Diamond Offshore Drilling, Inc. (d)	—	139	139	—	9	9
FMC Technologies, Inc. (e)	1,762	754	2,516	89	38	127
Fugro N.V., CVA	657	—	657	47	—	47
Halliburton Co.	6,015	1,609	7,624	200	54	254
Helmerich & Payne, Inc.	641	—	641	35	—	35
Kvaerner ASA (e)	1,677	—	1,677	5	—	5
National Oilwell Varco, Inc. (d)	3,450	1,068	4,518	274	85	359
Noble Corp. (e)	800	596	1,396	30	22	52
Petrofac Ltd.	3,181	—	3,181	89	—	89
Saipem SpA	2,576	—	2,576	133	—	133
Schlumberger Ltd.	8,673	3,137	11,810	607	219	826
Subsea 7 SA (e)	2,860	—	2,860	76	—	76
Technip SA	986	—	986	116	—	116
Tenaris SA	5,654	—	5,654	108	—	108
Transocean Ltd.	2,790	—	2,790	152	—	152
Weatherford International Ltd. (e)	4,898	—	4,898	74	—	74
WorleyParsons Ltd.	2,456	—	2,456	73	—	73
				2,468	492	2,960
Food & Staples Retailing (1.2%)
Aeon Co., Ltd.	11,100	—	11,100	146	—	146
Carrefour SA	5,854	—	5,854	140	—	140
Colruyt SA	905	—	905	36	—	36
Costco Wholesale Corp.	5,403	595	5,998	491	54	545
CVS Caremark Corp.	—	1,673	1,673	—	75	75
Delhaize Group SA	3,434	—	3,434	181	—	181
Distribuidora Internacional de Alimentacion SA (e)	6,563	—	6,563	33	—	33
Jeronimo Martins SGPS SA (e)	3,072	—	3,072	63	—	63
Koninklijke Ahold N.V.	12,173	—	12,173	169	—	169
Kroger Co. (The)	6,224	772	6,996	151	19	170
Metro AG	1,362	—	1,362	53	—	53
Safeway, Inc.	31,593	2,695	34,288	638	55	693

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Seven & I Holdings Co., Ltd.	10,800	—	10,800	321	—	321
Shoppers Drug Mart Corp.	3,500	—	3,500	154	—	154
Sysco Corp.	6,576	1,087	7,663	196	32	228
Tesco PLC	76,742	—	76,742	405	—	405
Walgreen Co. (d)	10,398	458	10,856	348	15	363
Wal-Mart Stores, Inc. (d)	19,964	2,687	22,651	1,222	164	1,386
Wesfarmers Ltd.	12,676	—	12,676	394	—	394
Wesfarmers Ltd., (PPS)	2,388	—	2,388	76	—	76
Whole Foods Market, Inc.	1,769	705	2,474	147	59	206
WM Morrison Supermarkets PLC	20,218	—	20,218	96	—	96
Woolworths Ltd.	15,531	—	15,531	418	—	418
				5,878	473	6,351
Food Products (1.4%)
Ajinomoto Co., Inc.	15,000	—	15,000	188	—	188
Archer-Daniels-Midland Co.	2,801	1,016	3,817	89	32	121
Associated British Foods PLC	1,859	—	1,859	36	—	36
Bunge Ltd.	700	—	700	48	—	48
Campbell Soup Co. (d)	—	400	400	—	14	14
ConAgra Foods, Inc.	39,999	3,093	43,092	1,050	81	1,131
Danone	7,049	—	7,049	492	—	492
General Mills, Inc.	4,224	1,024	5,248	167	40	207
H.J. Heinz Co. (d)	2,034	543	2,577	109	29	138
Hershey Co. (The)	414	200	614	25	12	37
JM Smucker Co. (The) (d)	700	223	923	57	18	75
Kellogg Co.	1,887	462	2,349	101	25	126
Kraft Foods, Inc., Class A	6,947	2,284	9,231	264	87	351
Mead Johnson Nutrition Co.	1,212	324	1,536	100	27	127
Nestle SA, (Registered)	33,962	—	33,962	2,137	—	2,137
Sara Lee Corp.	2,000	878	2,878	43	19	62
Smithfield Foods, Inc. (d)(e)	39,383	3,334	42,717	868	74	942
Suedzucker AG	526	—	526	17	—	17
Tyson Foods, Inc., Class A	2,000	700	2,700	38	13	51
Unilever N.V., CVA	15,199	—	15,199	517	—	517
Unilever PLC	12,866	—	12,866	425	—	425
				6,771	471	7,242
Gas Utilities (0.1%)
Hong Kong & China Gas Co., Ltd.	39,600	—	39,600	101	—	101
Snam Rete Gas SpA	45,529	—	45,529	219	—	219
Osaka Gas Co., Ltd.	38,000	—	38,000	152	—	152
Tokyo Gas Co., Ltd.	34,000	—	34,000	160	—	160
Oneok, Inc.	1,406	—	1,406	115	—	115
				747	—	747
Health Care Equipment & Supplies (0.5%)
Baxter International, Inc.	3,838	708	4,546	229	42	271
Becton Dickinson and Co.	1,678	461	2,139	130	36	166
Boston Scientific Corp. (d)(e)	9,574	2,517	12,091	57	15	72
Cie Generale d’Optique Essilor International SA	1,615	—	1,615	144	—	144
Cochlear Ltd.	773	—	773	50	—	50
Covidien PLC	2,026	—	2,026	111	—	111
CR Bard, Inc.	481	139	620	47	14	61
Edwards Lifesciences Corp. (e)	586	—	586	43	—	43
Hologic, Inc. (e)	1,510	—	1,510	33	—	33
Intuitive Surgical, Inc. (d)(e)	470	135	605	255	73	328
Medtronic, Inc. (d)	7,032	1,071	8,103	276	42	318
Olympus Corp. (e)	3,500	—	3,500	57	—	57
Smith & Nephew PLC	10,831	—	10,831	110	—	110
Sonova Holding AG, (Registered)	880	—	880	98	—	98
St. Jude Medical, Inc.	2,569	569	3,138	114	25	139
Stryker Corp. (d)	2,145	590	2,735	119	33	152
Synthes, Inc., (Registered) (b)	633	—	633	110	—	110
Terumo Corp.	2,900	—	2,900	139	—	139
Varian Medical Systems, Inc. (d)(e)	708	258	966	49	18	67
Zimmer Holdings, Inc. (d)	1,660	302	1,962	107	19	126
				2,278	317	2,595
Health Care Providers & Services (1.2%)
Aetna, Inc.	1,735	519	2,254	87	26	113
AmerisourceBergen Corp. (d)	3,022	638	3,660	120	25	145
Cardinal Health, Inc.	2,984	439	3,423	129	19	148
CIGNA Corp.	1,673	465	2,138	82	23	105
Coventry Health Care, Inc.	30,421	2,409	32,830	1,082	86	1,168
DaVita, Inc. (e)	569	139	708	51	12	63
Express Scripts, Inc. (e)	3,490	766	4,256	189	42	231

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Fresenius Medical Care AG & Co. KGaA	1,940	—	1,940	137	—	137
Fresenius SE & Co. KGaA	1,321	—	1,321	135	—	135
HealthSouth Corp. (d)(e)	43,400	3,600	47,000	889	74	963
Henry Schein, Inc. (e)	642	—	642	49	—	49
Humana, Inc.	757	—	757	70	—	70
Laboratory Corp. of America Holdings (e)	526	183	709	48	17	65
McKesson Corp.	1,739	319	2,058	153	28	181
Medco Health Solutions, Inc. (e)	2,782	543	3,325	196	38	234
Omnicare, Inc. (d)	26,605	2,218	28,823	946	79	1,025
Patterson Cos., Inc. (d)	—	358	358	—	12	12
Quest Diagnostics, Inc.	972	139	1,111	59	8	67
Sonic Healthcare Ltd.	4,764	—	4,764	62	—	62
Tenet Healthcare Corp. (d)(e)	—	1,432	1,432	—	8	8
UnitedHealth Group, Inc.	4,540	750	5,290	268	44	312
Universal Health Services, Inc., Class B (d)	18,042	1,501	19,543	756	63	819
WellPoint, Inc. (d)	1,689	419	2,108	125	31	156
				5,633	635	6,268
Health Care Technology (0.0%)
Cerner Corp. (e)	846	292	1,138	64	22	86

Hotels, Restaurants & Leisure (1.0%)
Accor SA	1,422	—	1,422	51	—	51
Carnival Corp.	1,623	653	2,276	52	21	73
Chipotle Mexican Grill, Inc. (e)	308	—	308	129	—	129
Compass Group PLC	18,884	—	18,884	198	—	198
Crown Ltd.	8,910	—	8,910	80	—	80
Darden Restaurants, Inc. (d)	643	138	781	33	7	40
Echo Entertainment Group Ltd.	10,695	—	10,695	49	—	49
International Game Technology (d)	1,459	996	2,455	24	17	41
Las Vegas Sands Corp.	2,019	—	2,019	116	—	116
Marriott International, Inc., Class A (d)	1,497	318	1,815	57	12	69
Marriott Vacations Worldwide Corp. (e)	149	31	180	4	1	5
McDonald’s Corp.	16,592	1,555	18,147	1,628	152	1,780
MGM Resorts International (e)	1,732	—	1,732	24	—	24
Royal Caribbean Cruises Ltd.	1,400	—	1,400	41	—	41
Sands China Ltd.	28,400	—	28,400	111	—	111
Sodexo	1,292	—	1,292	106	—	106
Starbucks Corp.	4,216	1,011	5,227	236	56	292
Starwood Hotels & Resorts Worldwide, Inc.	761	175	936	43	10	53
TABCORP Holdings Ltd.	9,646	—	9,646	27	—	27
Tim Hortons, Inc.	4,300	—	4,300	230	—	230
TUI AG (e)	1,926	—	1,926	14	—	14
TUI Travel PLC	15,728	—	15,728	49	—	49
Wyndham Worldwide Corp.	—	477	477	—	22	22
Wynn Resorts Ltd.	678	119	797	85	15	100
Yum! Brands, Inc.	19,999	1,638	21,637	1,424	117	1,541
				4,811	430	5,241
Household Durables (0.3%)
Electrolux AB, Class B	2,950	—	2,950	62	—	62
Harman International Industries, Inc.	—	139	139	—	6	6
Husqvarna AB, Class B	5,449	—	5,449	33	—	33
Panasonic Corp.	24,200	—	24,200	222	—	222
Sekisui House Ltd.	12,000	—	12,000	118	—	118
Sharp Corp.	15,000	—	15,000	109	—	109
Sony Corp., ADR	13,035	—	13,035	271	—	271
Toll Brothers, Inc. (d)(e)	36,561	3,034	39,595	877	73	950
				1,692	79	1,771
Household Products (0.6%)
Clorox Co. (The)	1,229	—	1,229	84	—	84
Colgate-Palmolive Co.	4,092	712	4,804	400	69	469
Henkel AG & Co. KGaA	1,808	—	1,808	113	—	113
Henkel AG & Co. KGaA, (Preference)	2,044	—	2,044	150	—	150
Kimberly-Clark Corp.	3,162	701	3,863	234	52	286
Procter & Gamble Co. (The)	18,617	4,267	22,884	1,251	287	1,538
Reckitt Benckiser Group PLC	6,704	—	6,704	379	—	379
Unicharm Corp.	2,400	—	2,400	127	—	127
				2,738	408	3,146
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The) (d)(e)	—	1,404	1,404	—	19	19
Electric Power Development Co. Ltd.	2,700	—	2,700	73	—	73
NRG Energy, Inc. (e)	22,387	1,611	23,998	351	25	376
TransAlta Corp.	3,400	—	3,400	64	—	64
				488	44	532

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Industrial Conglomerates (1.0%)
3M Co.	1,163	802	1,965	104	72	176
Danaher Corp. (d)	2,986	1,009	3,995	167	56	223
General Electric Co.	71,582	10,833	82,415	1,437	217	1,654
Hankyu Hanshin Holdings, Inc.	31,000	—	31,000	135	—	135
Hutchison Whampoa Ltd.	21,000	—	21,000	210	—	210
Koninklijke Philips Electronics N.V.	12,069	—	12,069	245	—	245
Orkla ASA	9,524	—	9,524	75	—	75
Siemens AG, (Registered)	9,791	—	9,791	987	—	987
Smiths Group PLC	6,582	—	6,582	111	—	111
Tyco International Ltd.	24,069	1,702	25,771	1,352	96	1,448
				4,823	441	5,264
Information Technology Services (0.8%)
Accenture PLC, Class A	3,293	82	3,375	212	5	217
Automatic Data Processing, Inc.	953	528	1,481	53	29	82
Cap Gemini SA	1,918	—	1,918	86	—	86
Cognizant Technology Solutions Corp., Class A (e)	2,280	421	2,701	175	32	207
Computershare Ltd.	6,506	—	6,506	61	—	61
Fidelity National Information Services, Inc.	—	100	100	—	3	3
Fiserv, Inc. (e)	823	—	823	57	—	57
International Business Machines Corp.	11,082	1,940	13,022	2,312	405	2,717
Mastercard, Inc., Class A	644	123	767	271	52	323
NTT Data Corp.	30	—	30	105	—	105
Paychex, Inc.	1,397	450	1,847	43	14	57
Visa, Inc., Class A (d)	2,349	555	2,904	277	66	343
Western Union Co. (The)	4,162	1,290	5,452	73	23	96
				3,725	629	4,354
Insurance (2.2%)
Admiral Group PLC	3,778	—	3,778	72	—	72
Aflac, Inc.	—	471	471	—	22	22
Ageas	30,051	—	30,051	66	—	66
AIA Group Ltd. (j)	67,200	—	67,200	246	—	246
Allianz SE, (Registered)	5,186	—	5,186	619	—	619
Allstate Corp. (The) (d)	—	889	889	—	29	29
AMP Ltd.	41,893	—	41,893	187	—	187
AON Corp.	—	380	380	—	19	19
Assicurazioni Generali SpA	20,105	—	20,105	312	—	312
Assurant, Inc. (d)	14,949	1,261	16,210	605	51	656
Aviva PLC	33,991	—	33,991	180	—	180
AXA SA	17,841	—	17,841	296	—	296
Berkshire Hathaway, Inc., Class B (e)	—	989	989	—	80	80
Chubb Corp. (The)	17,909	1,546	19,455	1,238	107	1,345
Fairfax Financial Holdings Ltd.	300	—	300	121	—	121
Fidelity National Financial, Inc. (d)	34,542	2,892	37,434	623	52	675
Great-West Lifeco, Inc.	6,200	—	6,200	153	—	153
Hartford Financial Services Group, Inc.	—	685	685	—	14	14
Insurance Australia Group Ltd.	30,701	—	30,701	108	—	108
Intact Financial Corp.	1,900	—	1,900	114	—	114
Legal & General Group PLC	68,276	—	68,276	143	—	143
Lincoln National Corp. (d)	19,355	1,593	20,948	510	42	552
Loews Corp.	—	737	737	—	29	29
Manulife Financial Corp.	24,700	—	24,700	335	—	335
Marsh & McLennan Cos., Inc. (d)	—	737	737	—	24	24
MetLife, Inc. (d)	—	1,293	1,293	—	48	48
MS&AD Insurance Group Holdings	5,000	—	5,000	103	—	103
Muenchener Rueckversicherungs AG, (Registered)	2,202	—	2,202	332	—	332
Old Mutual PLC	92,926	—	92,926	236	—	236
PartnerRe Ltd.	7,680	652	8,332	521	44	565
Power Corp. of Canada	5,500	—	5,500	146	—	146
Power Financial Corp.	5,200	—	5,200	153	—	153
Principal Financial Group, Inc.	17,910	1,490	19,400	529	44	573
Progressive Corp. (The) (d)	—	713	713	—	17	17
Prudential Financial, Inc. (d)	—	380	380	—	24	24
Prudential PLC	30,382	—	30,382	363	—	363
QBE Insurance Group Ltd.	18,269	—	18,269	268	—	268
RSA Insurance Group PLC	84,310	—	84,310	141	—	141
Sampo Oyj, Class A	3,785	—	3,785	109	—	109
Standard Life PLC	18,540	—	18,540	68	—	68
Sun Life Financial, Inc.	8,000	—	8,000	190	—	190
Suncorp Group Ltd.	15,816	—	15,816	138	—	138
Swiss Re AG (e)	836	—	836	53	—	53

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
T&D Holdings, Inc.	8,400	—	8,400	97	—	97
Tokio Marine Holdings, Inc.	6,200	—	6,200	170	—	170
Travelers Cos., Inc. (The)	—	685	685	—	41	41
Unum Group (d)	29,097	2,400	31,497	712	59	771
Zurich Financial Services AG (e)	2,309	—	2,309	621	—	621
				10,878	746	11,624
Internet & Catalog Retail (0.2%)
Amazon.com, Inc. (e)	1,224	446	1,670	248	90	338
Expedia, Inc. (d)	306	201	507	10	7	17
NetFlix, Inc. (d)(e)	106	100	206	12	11	23
Priceline.com, Inc. (d)(e)	303	37	340	217	27	244
Rakuten, Inc.	133	—	133	139	—	139
TripAdvisor, Inc. (d)(e)	306	201	507	11	7	18
				637	142	779
Internet Software & Services (0.4%)
Akamai Technologies, Inc. (e)	1,337	—	1,337	49		49
eBay, Inc. (e)	5,884	1,582	7,466	217	58	275
Google, Inc., Class A (e)	1,238	344	1,582	794	221	1,015
Yahoo! Japan Corp.	276	—	276	89	—	89
Yahoo!, Inc. (e)	35,077	3,657	38,734	534	56	590
				1,683	335	2,018
Leisure Equipment & Products (0.0%)
Hasbro, Inc. (d)	—	358	358	—	13	13
Mattel, Inc.	1,000	477	1,477	34	16	50
Nikon Corp.	4,600	—	4,600	140	—	140
				174	29	203
Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc. (d)	2,099	153	2,252	93	7	100
Illumina, Inc. (e)	700	—	700	37	—	37
Life Technologies Corp. (e)	900	265	1,165	44	13	57
Lonza Group AG, (Registered) (e)	481	—	481	25	—	25
QIAGEN N.V. (e)	3,223	—	3,223	50	—	50
Thermo Fisher Scientific, Inc.	2,065	818	2,883	116	46	162
Waters Corp. (e)	400	—	400	37	—	37
				402	66	468
Machinery (1.1%)
Atlas Copco AB, Class A	10,488	—	10,488	254	—	254
Atlas Copco AB, Class B	7,581	—	7,581	163	—	163
Caterpillar, Inc.	3,836	1,340	5,176	409	143	552
Cummins, Inc. (d)	1,165	458	1,623	140	55	195
Deere & Co.	2,434	551	2,985	197	44	241
Dover Corp.	311	—	311	20	—	20
Eaton Corp.	1,194	300	1,494	59	15	74
Fanuc Corp.	2,400	—	2,400	426	—	426
Fiat Industrial SpA (e)	5,967	—	5,967	64	—	64
Flowserve Corp.	287	—	287	33	—	33
Illinois Tool Works, Inc. (d)	19,548	1,867	21,415	1,117	107	1,224
Ingersoll-Rand PLC	971	—	971	40	—	40
ITT Corp. (d)	—	297	297	—	7	7
Japan Steel Works Ltd. (The)	5,000	—	5,000	34	—	34
Joy Global, Inc.	419	—	419	31	—	31
Kawasaki Heavy Industries Ltd.	38,000	—	38,000	116	—	116
Komatsu Ltd.	13,000	—	13,000	371	—	371
Kone Oyj, Class B	2,681	—	2,681	149	—	149
Kubota Corp.	17,000	—	17,000	163	—	163
Makita Corp.	1,600	—	1,600	64	—	64
Mitsubishi Heavy Industries Ltd.	47,000	—	47,000	228	—	228
NGK Insulators Ltd.	5,000	—	5,000	71	—	71
NSK Ltd.	10,000	—	10,000	77	—	77
PACCAR, Inc.	2,224	255	2,479	104	12	116
Pall Corp.	693	—	693	41	—	41
Sandvik AB	16,163	—	16,163	233	—	233
Scania AB, Class B	5,471	—	5,471	114	—	114
SKF AB, Class B	6,655	—	6,655	162	—	162
SMC Corp.	800	—	800	127	—	127
Stanley Black & Decker, Inc.	300	139	439	23	11	34
Vallourec SA	2,554	—	2,554	162	—	162
Volvo AB, Class B	8,741	—	8,741	127	—	127
Xylem, Inc.	1,144	594	1,738	32	16	48
				5,351	410	5,761
Marine (0.1%)
AP Moller - Maersk A/S	5	—	5	37	—	37

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
AP Moller - Maersk A/S, Series B	10	—	10	77	—	77
Mitsui OSK Lines Ltd.	18,000	—	18,000	78	—	78
Nippon Yusen KK	34,000	—	34,000	107	—	107
Kuehne & Nagel International AG, (Registered)	673	—	673	91	—	91
				390	—	390
Media (1.2%)
AMC Networks, Inc., Class A (e)	—	119	119	—	5	5
Axel Springer AG	300	—	300	15	—	15
British Sky Broadcasting Group PLC	8,709	—	8,709	94	—	94
Cablevision Systems Corp. (d)	2,651	477	3,128	39	7	46
CBS Corp., Class B	5,878	768	6,646	199	26	225
Comcast Corp., Class A	10,072	4,271	14,343	302	128	430
Comcast Corp., Special Class A	3,845	—	3,845	113	—	113
Dentsu, Inc.	3,200	—	3,200	102	—	102
DIRECTV, Class A (e)	7,134	1,303	8,437	352	64	416
Discovery Communications, Inc. (d)(e)	1,176	377	1,553	60	19	79
Discovery Communications, Inc., Class C (e)	1,229	—	1,229	58	—	58
Eutelsat Communications SA	799	—	799	30	—	30
Fairfax Media Ltd.	39,248	—	39,248	29	—	29
Gannett Co., Inc. (d)	—	600	600	—	9	9
Interpublic Group of Cos., Inc. (The)	4,650	835	5,485	53	10	63
ITV PLC	32,244	—	32,244	46	—	46
JCDecaux SA (e)	651	—	651	20	—	20
Kabel Deutschland Holding AG (e)	474	—	474	29	—	29
Liberty Global, Inc., Series A (e)	1,166	—	1,166	58	—	58
Liberty Global, Inc., Series C (e)	1,140	—	1,140	55	—	55
McGraw-Hill Cos., Inc. (The)	2,859	465	3,324	139	23	162
Modern Times Group AB, Class B	443	—	443	24	—	24
News Corp., Class A	13,607	2,959	16,566	268	58	326
News Corp., Class B	3,316	—	3,316	66	—	66
Omnicom Group, Inc. (d)	1,839	437	2,276	93	22	115
Pearson PLC	12,346	—	12,346	230	—	230
ProSiebenSat.1 Media AG	686	—	686	18	—	18
Publicis Groupe SA	1,047	—	1,047	58	—	58
Reed Elsevier PLC	3,587	—	3,587	32	—	32
Scripps Networks Interactive, Inc., Class A (d)	632	100	732	31	5	36
SES SA	2,416	—	2,416	60	—	60
Shaw Communications, Inc.	5,200	—	5,200	110	—	110
Societe Television Francaise 1	1,176	—	1,176	14	—	14
Thomson Reuters Corp.	5,100	—	5,100	147	—	147
Time Warner Cable, Inc. (d)	2,748	546	3,294	224	45	269
Time Warner, Inc.	35,850	3,039	38,889	1,353	115	1,468
Viacom, Inc., Class B	3,043	1,020	4,063	144	48	192
Virgin Media, Inc.	2,494	—	2,494	62	—	62
Walt Disney Co. (The) (d)	8,678	2,516	11,194	380	110	490
WPP PLC	28,419	—	28,419	388	—	388
				5,495	694	6,189
Metals & Mining (1.8%)
Agnico-Eagle Mines Ltd.	2,300	—	2,300	77	—	77
Alcoa, Inc. (d)	3,482	1,129	4,611	35	11	46
Allegheny Technologies, Inc.	402	200	602	17	8	25
Alumina Ltd.	44,558	—	44,558	57	—	57
Anglo American PLC	11,920	—	11,920	446	—	446
Antofagasta PLC	2,716	—	2,716	50	—	50
ArcelorMittal	12,867	—	12,867	246	—	246
Barrick Gold Corp.	13,100	—	13,100	569	—	569
BHP Billiton Ltd.	40,502	—	40,502	1,452	—	1,452
BHP Billiton PLC	20,282	—	20,282	619	—	619
BlueScope Steel Ltd. (e)	26,754	—	26,754	11	—	11
Cliffs Natural Resources, Inc.	886	139	1,025	61	10	71
Eldorado Gold Corp.	7,400	—	7,400	102	—	102
First Quantum Minerals Ltd.	7,000	—	7,000	133	—	133
Fortescue Metals Group Ltd.	16,804	—	16,804	101	—	101
Freeport-McMoRan Copper & Gold, Inc.	1,747	1,048	2,795	66	40	106
Goldcorp, Inc.	9,800	—	9,800	442	—	442
JFE Holdings, Inc.	5,800	—	5,800	125	—	125
Kazakhmys PLC	2,888	—	2,888	42	—	42
Kinross Gold Corp.	11,900	—	11,900	117	—	117
Kobe Steel Ltd.	70,000	—	70,000	113	—	113
Lonmin PLC	1,989	—	1,989	33	—	33
Molycorp, Inc. (e)	10,684	867	11,551	361	29	390
Newcrest Mining Ltd.	5,772	—	5,772	177	—	177

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Newmont Mining Corp.	2,283	443	2,726	117	23	140
Nippon Steel Corp.	71,000	—	71,000	195	—	195
Norsk Hydro ASA	12,763	—	12,763	69	—	69
Nucor Corp.	631	187	818	27	8	35
OneSteel Ltd.	17,194	—	17,194	22	—	22
Randgold Resources Ltd.	976	—	976	84	—	84
Rio Tinto Ltd.	5,339	—	5,339	362	—	362
Rio Tinto PLC	13,195	—	13,195	727	—	727
Silver Wheaton Corp.	4,800	—	4,800	159	—	159
Steel Dynamics, Inc. (d)	58,542	4,992	63,534	851	73	924
Sumitomo Metal Industries Ltd.	49,000	—	49,000	99	—	99
Sumitomo Metal Mining Co., Ltd.	8,000	—	8,000	112	—	112
Teck Resources Ltd.	6,500	—	6,500	232	—	232
ThyssenKrupp AG	6,637	—	6,637	165	—	165
United States Steel Corp. (d)	408	100	508	12	3	15
Vedanta Resources PLC	1,623	—	1,623	32	—	32
Voestalpine AG	1,329	—	1,329	45	—	45
Xstrata PLC	19,195	—	19,195	328	—	328
Yamana Gold, Inc.	10,100	—	10,100	158	—	158
				9,248	205	9,453
Multi-Utilities (0.7%)
AGL Energy Ltd.	5,722	—	5,722	87	—	87
Ameren Corp.	2,453	—	2,453	80	—	80
CenterPoint Energy, Inc. (d)	4,645	58	4,703	92	1	93
Centrica PLC	51,376	—	51,376	260	—	260
Consolidated Edison, Inc.	2,275	405	2,680	133	24	157
Dominion Resources, Inc. (d)	4,114	1,934	6,048	211	99	310
DTE Energy Co.	1,578	58	1,636	87	3	90
GDF Suez	12,930	—	12,930	334	—	334
Integrys Energy Group, Inc.	17,449	1,062	18,511	925	56	981
National Grid PLC	32,023	—	32,023	323	—	323
NiSource, Inc. (d)	—	58	58	—	1	1
PG&E Corp. (d)	2,890	735	3,625	125	32	157
Public Service Enterprise Group, Inc.	3,937	769	4,706	121	24	145
RWE AG	4,297	—	4,297	205	—	205
Sempra Energy	2,098	405	2,503	126	24	150
Suez Environnement Co.	4,193	—	4,193	64	—	64
Veolia Environnement SA	5,613	—	5,613	93	—	93
Wisconsin Energy Corp. (d)	2,542	455	2,997	89	16	105
Xcel Energy, Inc.	3,765	769	4,534	100	21	121
				3,455	301	3,756
Multiline Retail (0.2%)
Dollar General Corp. (e)	274	—	274	13	—	13
Dollar Tree, Inc. (e)	274	—	274	26	—	26
Family Dollar Stores, Inc.	274	200	474	17	12	29
Isetan Mitsukoshi Holdings Ltd.	5,400	—	5,400	63	—	63
JC Penney Co., Inc. (d)	—	400	400	—	14	14
Kohl’s Corp.	1,678	295	1,973	84	15	99
Macy’s, Inc.	—	446	446	—	18	18
Marks & Spencer Group PLC	10,082	—	10,082	61	—	61
Next PLC	2,073	—	2,073	99	—	99
Nordstrom, Inc.	512	161	673	29	9	38
PPR	1,434	—	1,434	247	—	247
Target Corp.	1,961	904	2,865	114	53	167
	23,962	2,406	26,368	753	121	874
Office Electronics (0.2%)
Canon, Inc.	13,800	—	13,800	652	—	652
Konica Minolta Holdings, Inc.	5,000	—	5,000	44	—	44
Ricoh Co., Ltd.	11,000	—	11,000	107	—	107
Xerox Corp.	4,000	1,624	5,624	32	13	45
				835	13	848
Oil, Gas & Consumable Fuels (4.7%)
Alpha Natural Resources, Inc. (e)	738	—	738	11	—	11
Anadarko Petroleum Corp.	17,041	1,850	18,891	1,335	145	1,480
Apache Corp.	2,144	704	2,848	215	71	286
Arch Coal, Inc.	843	—	843	9	—	9
BG Group PLC	31,796	—	31,796	736	—	736
BP PLC	185,959	—	185,959	1,376	—	1,376
Cairn Energy PLC (e)	6,451	—	6,451	33	—	33
Cameco Corp.	5,600	—	5,600	120	—	120
Canadian Natural Resources Ltd.	14,400	—	14,400	477	—	477
Canadian Oil Sands Ltd.	3,500	—	3,500	74	—	74

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Cenovus Energy, Inc.	10,000	—	10,000	360	—	360
Chesapeake Energy Corp. (d)	25,814	3,206	29,020	598	74	672
Chevron Corp.	19,732	1,993	21,725	2,116	214	2,330
Concho Resources, Inc. (e)	548	—	548	56	—	56
ConocoPhillips	22,157	1,969	24,126	1,684	150	1,834
Consol Energy, Inc. (d)	1,194	753	1,947	41	26	67
Crescent Point Energy Corp.	2,700	—	2,700	116	—	116
Denbury Resources, Inc. (e)	—	1,251	1,251	—	23	23
Devon Energy Corp.	2,004	703	2,707	143	50	193
El Paso Corp.	4,488	1,270	5,758	133	38	171
Enbridge, Inc.	11,600	—	11,600	451	—	451
Encana Corp.	10,500	—	10,500	206	—	206
Eni SpA	31,745	—	31,745	745	—	745
EOG Resources, Inc.	1,720	468	2,188	191	52	243
EQT Corp.	908	—	908	44	—	44
Exxon Mobil Corp.	35,385	3,901	39,286	3,069	338	3,407
Galp Energia SGPS SA, Class B	2,866	—	2,866	47	—	47
Hess Corp.	11,982	1,010	12,992	706	60	766
Husky Energy, Inc.	3,600	—	3,600	92	—	92
Imperial Oil Ltd.	3,500	—	3,500	159	—	159
Inpex Corp.	12	—	12	81	—	81
Marathon Oil Corp.	3,640	700	4,340	115	22	137
Marathon Petroleum Corp.	1,823	450	2,273	79	19	98
Murphy Oil Corp.	799	255	1,054	45	14	59
Newfield Exploration Co. (e)	510	377	887	18	13	31
Nexen, Inc.	8,200	—	8,200	150	—	150
Noble Energy, Inc.	1,111	257	1,368	109	25	134
Occidental Petroleum Corp.	6,522	1,179	7,701	621	112	733
Origin Energy Ltd.	13,338	—	13,338	184	—	184
Peabody Energy Corp.	2,184	761	2,945	63	22	85
Penn West Petroleum Ltd.	5,700	—	5,700	111	—	111
Petrobank Energy & Resources Ltd. (e)	1,400	—	1,400	22	—	22
Petrominerales Ltd.	859	—	859	16	—	16
Pioneer Natural Resources Co.	683	377	1,060	76	42	118
QEP Resources, Inc.	1,124	—	1,124	34	—	34
Range Resources Corp.	1,224	—	1,224	71	—	71
Repsol YPF SA	3,053	—	3,053	77	—	77
Royal Dutch Shell PLC, Class A	35,351	—	35,351	1,235	—	1,235
Royal Dutch Shell PLC, Class B	26,772	—	26,772	942	—	942
Santos Ltd.	11,359	—	11,359	168	—	168
Southwestern Energy Co. (e)	2,652	1,090	3,742	81	33	114
Spectra Energy Corp. (d)	4,166	754	4,920	131	24	155
Statoil ASA	12,789	—	12,789	347	—	347
Suncor Energy, Inc.	19,800	—	19,800	647	—	647
Talisman Energy, Inc.	14,200	—	14,200	179	—	179
Total SA	22,144	—	22,144	1,129	—	1,129
TransCanada Corp.	8,800	—	8,800	378	—	378
Tullow Oil PLC	8,594	—	8,594	210	—	210
Ultra Petroleum Corp. (e)	1,336	—	1,336	30	—	30
Valero Energy Corp.	3,104	649	3,753	80	17	97
Williams Cos., Inc. (The)	7,502	779	8,281	231	24	255
Woodside Petroleum Ltd.	7,351	—	7,351	265	—	265
WPX Energy, Inc. (e)	3,456	326	3,782	62	6	68
				23,330	1,614	24,944
Paper & Forest Products (0.2%)
International Paper Co.	455	425	880	16	15	31
MeadWestvaco Corp.	24,131	1,449	25,580	762	46	808
OJI Paper Co., Ltd.	13,000	—	13,000	63	—	63
Svenska Cellulosa AB, Class B	9,071	—	9,071	157	—	157
UPM-Kymmene Oyj	12,324	—	12,324	168	—	168
				1,166	61	1,227
Personal Products (0.2%)
Avon Products, Inc. (d)	4,000	701	4,701	77	14	91
Beiersdorf AG	1,091	—	1,091	71	—	71
Estee Lauder Cos., Inc. (The), Class A (d)	2,863	70	2,933	177	4	181
Kao Corp.	7,700	—	7,700	202	—	202
L’Oreal SA	2,543	—	2,543	314	—	314
Shiseido Co., Ltd.	6,500	—	6,500	112	—	112
				953	18	971
Pharmaceuticals (2.8%)
Abbott Laboratories	27,598	2,333	29,931	1,691	143	1,834
Allergan, Inc.	1,610	559	2,169	154	53	207

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Astellas Pharma, Inc.	4,900	—	4,900	201	—	201
AstraZeneca PLC	16,103	—	16,103	716	—	716
Bayer AG, (Registered)	8,620	—	8,620	606	—	606
Bristol-Myers Squibb Co.	52,550	4,662	57,212	1,774	157	1,931
Chugai Pharmaceutical Co., Ltd.	4,900	—	4,900	90	—	90
Daiichi Sankyo Co., Ltd.	9,300	—	9,300	169	—	169
Eisai Co., Ltd.	3,800	—	3,800	151	—	151
Eli Lilly & Co.	4,343	879	5,222	175	36	211
GlaxoSmithKline PLC	58,487	—	58,487	1,306	—	1,306
Hospira, Inc. (e)	972	820	1,792	36	31	67
Johnson & Johnson	11,387	3,694	15,081	751	244	995
Merck & Co., Inc.	12,611	4,012	16,623	484	154	638
Merck KGaA	672	—	672	74	—	74
Mylan, Inc. (e)	1,700	—	1,700	40	—	40
Novartis AG, (Registered)	20,737	—	20,737	1,148	—	1,148
Novo Nordisk A/S, Series B	3,710	—	3,710	514	—	514
Ono Pharmaceutical Co., Ltd.	1,500	—	1,500	84	—	84
Perrigo Co.	400	—	400	41	—	41
Pfizer, Inc.	32,581	11,439	44,020	738	259	997
Roche Holding AG, (Genusschein)	5,581	—	5,581	971	—	971
Sanofi	12,246	—	12,246	951	—	951
Shionogi & Co., Ltd.	6,400	—	6,400	88	—	88
Shire PLC	5,377	—	5,377	174	—	174
Takeda Pharmaceutical Co., Ltd.	9,700	—	9,700	427	—	427
Watson Pharmaceuticals, Inc. (e)	400	—	400	27	—	27
				13,581	1,077	14,658
Professional Services (0.2%)
Adecco SA, (Registered) (e)	1,264	—	1,264	66	—	66
Bureau Veritas SA	581	—	581	51	—	51
Capita Group PLC (The)	6,586	—	6,586	77	—	77
Dun & Bradstreet Corp. (The)	665	119	784	56	10	66
Equifax, Inc.	1,333	149	1,482	59	7	66
Experian PLC	10,516	—	10,516	164	—	164
IHS, Inc., Class A (e)	541	—	541	51	—	51
Intertek Group PLC	1,847	—	1,847	74	—	74
Manpower, Inc.	1,354	—	1,354	64	—	64
Randstad Holding N.V.	1,207	—	1,207	46	—	46
Robert Half International, Inc.	1,949	—	1,949	59	—	59
SGS SA, (Registered)	52	—	52	101	—	101
Verisk Analytics, Inc., Class A (e)	1,789	—	1,789	84	—	84
				952	17	969
Real Estate Investment Trusts (REITs) (0.8%)
American Tower Corp., Class A	3,178	698	3,876	200	44	244
Annaly Capital Management, Inc., REIT	2,608	—	2,608	41	—	41
AvalonBay Communities, Inc., REIT	1,203	139	1,342	170	20	190
Boston Properties, Inc., REIT	1,295	190	1,485	136	20	156
British Land Co., PLC, REIT	13,703	—	13,703	105	—	105
Dexus Property Group, REIT (Stapled Securities) (i)	65,324	—	65,324	59	—	59
Equity Residential, REIT (d)	2,430	523	2,953	152	33	185
General Growth Properties, Inc., REIT	1,323	—	1,323	22	—	22
Goodman Group, REIT (Stapled Securities) (i)	80,650	—	80,650	58	—	58
GPT Group, REIT (Stapled Securities) (i)	26,937	—	26,937	87	—	87
HCP, Inc., REIT	1,242	533	1,775	49	21	70
Health Care, Inc., REIT	554	217	771	30	12	42
Host Hotels & Resorts, Inc., REIT (d)	8,204	1,058	9,262	135	17	152
ICADE, REIT	86	—	86	8	—	8
Japan Real Estate Investment Corp., REIT	8	—	8	70	—	70
Kimco Realty Corp., REIT	1,278	824	2,102	25	16	41
Land Securities Group PLC, REIT	13,142	—	13,142	152	—	152
Liberty Property Trust, REIT	454	—	454	16	—	16
Link REIT (The)	19,851	—	19,851	74	—	74
Macerich Co. (The), REIT	462	—	462	27	—	27
Mirvac Group, REIT (Stapled Securities) (i)	38,679	—	38,679	47	—	47
Nippon Building Fund, Inc., REIT	8	—	8	76	—	76
Plum Creek Timber Co., Inc., REIT (d)	487	374	861	20	16	36
ProLogis, Inc., REIT	3,791	744	4,535	137	27	164
Public Storage, REIT	3,198	213	3,411	442	29	471
Rayonier, Inc., REIT	497	—	497	22	—	22
Regency Centers Corp., REIT	303	—	303	13	—	13
Rouse Properties, Inc., REIT (e)	49	—	49	1	—	1
Simon Property Group, Inc., REIT (d)	4,511	512	5,023	657	75	732
Stockland, REIT (Stapled Securities) (i)	28,561	—	28,561	87	—	87

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Unibail-Rodamco SE, REIT	1,708	—	1,708	342	—	342
Ventas, Inc., REIT (d)	403	446	849	23	25	48
Vornado Realty Trust, REIT	407	218	625	34	18	52
Westfield Group, REIT (Stapled Securities) (i)	25,964	—	25,964	237	—	237
Westfield Retail Trust, REIT	25,951	—	25,951	69	—	69
Weyerhaeuser Co., REIT	1,599	837	2,436	35	18	53
				3,858	391	4,249
Real Estate Management & Development (0.4%)
Brookfield Asset Management, Inc., Class A	7,500	—	7,500	237	—	237
Brookfield Office Properties, Inc.	5,800	—	5,800	101	—	101
CBRE Group, Inc. (e)	5,179	716	5,895	103	14	117
Cheung Kong Holdings Ltd.	14,000	—	14,000	181	—	181
Daito Trust Construction Co., Ltd.	1,400	—	1,400	126	—	126
Daiwa House Industry Co., Ltd.	11,000	—	11,000	145	—	145
Hang Lung Group Ltd.	8,000	—	8,000	52	—	52
Hang Lung Properties Ltd.	22,000	—	22,000	81	—	81
Henderson Land Development Co., Ltd.	11,228	—	11,228	62	—	62
Immofinanz AG (e)	3,664	—	3,664	13	—	13
Kerry Properties Ltd.	7,000	—	7,000	32	—	32
Lend Lease Group, REIT (Stapled Securities) (i)(k)	9,091	—	9,091	70	—	70
Mitsubishi Estate Co., Ltd.	16,000	—	16,000	285	—	285
Mitsui Fudosan Co., Ltd.	12,000	—	12,000	230	—	230
New World Development Co., Ltd.	27,324	—	27,324	33	—	33
Sino Land Co., Ltd.	20,534	—	20,534	33	—	33
Sumitomo Realty & Development Co., Ltd.	7,000	—	7,000	169	—	169
Sun Hung Kai Properties Ltd.	13,328	—	13,328	166	—	166
Swire Pacific Ltd.	6,500	—	6,500	73	—	73
Swire Properties Ltd.	4,550	—	4,550	11	—	11
Wharf Holdings Ltd.	13,200	—	13,200	72	—	72
Wheelock & Co., Ltd.	10,000	—	10,000	30	—	30
				2,305	14	2,319
Road & Rail (0.7%)
Asciano Ltd., (Stapled Securities) (i)	12,104	—	12,104	61	—	61
Canadian National Railway Co.	6,100	—	6,100	485	—	485
Canadian Pacific Railway Ltd.	2,300	—	2,300	175	—	175
Central Japan Railway Co.	22	—	22	181	—	181
CSX Corp.	4,977	1,552	6,529	107	33	140
DSV A/S	3,265	—	3,265	74	—	74
East Japan Railway Co.	4,600	—	4,600	290	—	290
JB Hunt Transport Services, Inc.	312	—	312	17	—	17
Keikyu Corp.	10,000	—	10,000	87	—	87
Keio Corp.	10,000	—	10,000	72	—	72
Kintetsu Corp.	39,000	—	39,000	148	—	148
MTR Corp.	15,242	—	15,242	55	—	55
Nippon Express Co., Ltd.	22,000	—	22,000	86	—	86
Norfolk Southern Corp.	16,999	1,204	18,203	1,119	79	1,198
Odakyu Electric Railway Co., Ltd.	16,000	—	16,000	151	—	151
Tobu Railway Co., Ltd.	33,000	—	33,000	175	—	175
Tokyu Corp.	18,000	—	18,000	85	—	85
Union Pacific Corp.	1,978	694	2,672	213	75	288
West Japan Railway Co.	2,800	—	2,800	112	—	112
				3,693	187	3,880
Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc. (d)(e)	18,082	2,132	20,214	145	17	162
Advantest Corp.	2,300	—	2,300	36	—	36
Altera Corp.	11,343	1,104	12,447	452	44	496
Analog Devices, Inc. (d)	9,744	978	10,722	394	40	434
Applied Materials, Inc.	35,689	4,295	39,984	444	53	497
ARM Holdings PLC	15,586	—	15,586	148	—	148
ASML Holding N.V.	3,267	—	3,267	163	—	163
Avago Technologies Ltd.	6,705	—	6,705	261	—	261
Broadcom Corp., Class A (d)(e)	15,960	1,506	17,466	627	59	686
First Solar, Inc. (d)(e)	200	72	272	5	2	7
Infineon Technologies AG	12,761	—	12,761	130	—	130
Intel Corp.	161,114	18,335	179,449	4,529	515	5,044
KLA-Tencor Corp.	4,411	519	4,930	240	28	268
Lam Research Corp. (e)	3,852	—	3,852	172	—	172
Linear Technology Corp.	7,667	829	8,496	258	28	286
LSI Corp. (e)	18,946	2,024	20,970	164	18	182
Marvell Technology Group Ltd. (e)	14,681	—	14,681	231	—	231
Maxim Integrated Products, Inc.	7,329	—	7,329	210	—	210
Microchip Technology, Inc. (d)	4,881	663	5,544	182	25	207

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Micron Technology, Inc. (e)	24,260	3,283	27,543	197	27	224
NVIDIA Corp. (e)	16,264	2,018	18,282	250	31	281
Renewable Energy Corp. ASA (e)	6,482	—	6,482	4	—	4
Rohm Co., Ltd.	1,200	—	1,200	59	—	59
Texas Instruments, Inc.	35,376	3,879	39,255	1,189	130	1,319
Tokyo Electron Ltd.	2,000	—	2,000	114	—	114
Xilinx, Inc. (d)	7,738	871	8,609	282	32	314
				10,886	1,049	11,935
Software (1.2%)
Adobe Systems, Inc. (e)	2,714	932	3,646	93	32	125
BMC Software, Inc. (e)	1,084	—	1,084	44	—	44
CA, Inc.	1,963	—	1,963	54	—	54
Citrix Systems, Inc. (e)	1,172	414	1,586	92	33	125
Intuit, Inc. (d)	2,338	466	2,804	141	28	169
Microsoft Corp.	68,600	11,488	80,088	2,212	370	2,582
Nintendo Co., Ltd.	1,300	—	1,300	196	—	196
Oracle Corp.	18,164	4,572	22,736	530	133	663
Red Hat, Inc. (e)	18,177	1,513	19,690	1,089	91	1,180
Salesforce.com, Inc. (d)(e)	624	313	937	96	48	144
SAP AG	11,826	—	11,826	826	—	826
Symantec Corp. (e)	4,850	1,072	5,922	91	20	111
Trend Micro, Inc.	1,800	—	1,800	55	—	55
				5,519	755	6,274
Specialty Retail (1.0%)
Abercrombie & Fitch Co., Class A	232	—	232	12	—	12
Advance Auto Parts, Inc.	232	—	232	21	—	21
AutoZone, Inc. (e)	106	39	145	39	15	54
Bed Bath & Beyond, Inc. (d)(e)	1,243	386	1,629	82	26	108
Best Buy Co., Inc. (d)	908	368	1,276	22	9	31
CarMax, Inc. (e)	575	442	1,017	20	15	35
Esprit Holdings Ltd. (j)	8,106	—	8,106	16	—	16
Fast Retailing Co., Ltd.	600	—	600	137	—	137
GameStop Corp., Class A	507	—	507	11	—	11
Gap, Inc. (The) (d)	55,777	5,287	61,064	1,458	138	1,596
Hennes & Mauritz AB, Class B	10,949	—	10,949	396	—	396
Home Depot, Inc.	29,049	3,305	32,354	1,461	166	1,627
Inditex SA	2,368	—	2,368	227	—	227
Lowe’s Cos., Inc.	5,705	1,294	6,999	179	41	220
Ltd. Brands, Inc. (d)	1,879	422	2,301	90	20	110
O’Reilly Automotive, Inc. (e)	942	134	1,076	86	12	98
PetSmart, Inc.	274	—	274	16	—	16
Ross Stores, Inc.	1,530	168	1,698	89	10	99
Staples, Inc.	4,882	921	5,803	79	15	94
Tiffany & Co. (d)	401	134	535	28	9	37
TJX Cos., Inc.	3,516	1,140	4,656	140	45	185
Urban Outfitters, Inc. (e)	274	—	274	8	—	8
Yamada Denki Co., Ltd.	1,370	—	1,370	86	—	86
				4,703	521	5,224
Textiles, Apparel & Luxury Goods (0.5%)
Adidas AG	2,170	—	2,170	169	—	169
Burberry Group PLC	4,434	—	4,434	106	—	106
Christian Dior SA	750	—	750	115	—	115
Cie Financiere Richemont SA	4,550	—	4,550	285	—	285
Coach, Inc.	1,058	501	1,559	82	38	120
Luxottica Group SpA	1,567	—	1,567	57	—	57
LVMH Moet Hennessy Louis Vuitton SA	2,427	—	2,427	417	—	417
NIKE, Inc., Class B	1,314	404	1,718	143	44	187
Ralph Lauren Corp.	—	142	142	—	25	25
Swatch Group AG (The)	300	—	300	138	—	138
VF Corp.	7,551	546	8,097	1,102	80	1,182
				2,614	187	2,801
Thrifts & Mortgage Finance (0.0%)
Hudson City Bancorp, Inc. (d)	—	400	400	—	3	3
New York Community Bancorp, Inc.	4,800	—	4,800	67	—	67
People’s United Financial, Inc. (d)	—	1,100	1,100	—	14	14
				67	17	84
Tobacco (1.1%)
Altria Group, Inc.	8,392	2,587	10,979	259	80	339
British American Tobacco PLC	19,308	—	19,308	973	—	973
Imperial Tobacco Group PLC	10,310	—	10,310	418	—	418
Japan Tobacco, Inc.	78	—	78	439	—	439
Lorillard, Inc.	656	200	856	85	26	111

Security Description	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Pro Forma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)		Pro Forma Value (000)
Philip Morris International, Inc.	21,305	2,584	23,889	1,888	229		2,117
Reynolds American, Inc.	22,832	2,031	24,863	946	84		1,030
Swedish Match AB	4,439	—	4,439	177	—		177
				5,185	419		5,604
Trading Companies & Distributors (0.3%)
Fastenal Co.	1,866	—	1,866	101	—		101
ITOCHU Corp.	21,000	—	21,000	229	—		229
Marubeni Corp.	29,000	—	29,000	209	—		209
Mitsubishi Corp.	16,900	—	16,900	392	—		392
Mitsui & Co., Ltd.	25,900	—	25,900	425	—		425
Sumitomo Corp.	15,300	—	15,300	221	—		221
Wolseley PLC	3,683	—	3,683	141	—		141
WW Grainger, Inc.	556	—	556	119	—		119
				1,837	—		1,837
Transportation Infrastructure (0.1%)
Abertis Infraestructuras SA	4,000	—	4,000	68	—		68
Aeroports de Paris	480	—	480	39	—		39
Atlantia SpA	4,173	—	4,173	69	—		69
Fraport AG Frankfurt Airport Services Worldwide	344	—	344	22	—		22
Groupe Eurotunnel SA	7,563	—	7,563	66	—		66
Koninklijke Vopak N.V.	1,006	—	1,006	58	—		58
Transurban Group, (Stapled Securities) (i)	16,094	—	16,094	93	—		93
				415	—		415
Wireless Telecommunication Services (0.6%)
Crown Castle International Corp. (e)	2,971	—	2,971	158	—		158
KDDI Corp.	51	—	51	330	—		330
MetroPCS Communications, Inc. (e)	—	600	600	—	5		5
Millicom International Cellular SA SDR	1,401	—	1,401	159	—		159
NII Holdings, Inc. (e)	1,500	—	1,500	27	—		27
NTT DoCoMo, Inc.	193	—	193	320	—		320
Rogers Communications, Inc.	5,400	—	5,400	214	—		214
Softbank Corp. (e)	9,700	—	9,700	287	—		287
Sprint Nextel Corp. (e)	20,300	2,982	23,282	58	9		67
Vodafone Group PLC	607,663	—	607,663	1,674	—		1,674
				3,227	14		3,241
Total Common Stocks				247,190	20,292	*	267,482	*

Commodity Linked Security (4.6%)
United States (4.6%)
Deutsche Bank AG Series 0005 (b)(l)	23,938,000	—	23,938,000	24,637	—		24,637

Convertible Preferred Stocks (0.0%)
Alternative Energy (0.0%)
Better Place, Inc. (e)(f)(g)	—	33,466	33,466	—	152		152

Investment Companies (0.8%)
iShares MSCI Emerging Markets Index Fund	8,000	—	8,000	344	—		344
iShares MSCI EMU Index Fund (d)	—	200	200	—	6		6
Morgan Stanley Institutional Fund, Inc. - Emerging Markets Portfolio (p)	—	4,388	4,388	—	108		108
Technology Select Sector SPDR Fund (d)	110,800	9,300	120,100	3,341	280		3,621
Total Investment Companies				3,685	394		4,079

Rights (0.0%)
Pharmaceuticals (0.0%)
Sanofi (e)	—	54	54	—	—	@	—	@

Total Equity Securities				275,512	20,838		296,350

Short-Term Investments (9.2%)
Securities held as Collateral on Loaned Securities (1.3%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (p)	—	5,948,699	5,948,699	—	5,949		5,949

	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Pro Forma Value (000)
Repurchase Agreements (0.2%)

Security Description	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Adjustments (000)	Pro Forma Value (000)
Barclays Capital, Inc., (0.15%, dated 3/30/12, due 4/2/12; proceeds $158; fully collateralized by a U.S. Government Agency; Federal National Mortgage Association 4.00% due 1/1/42; valued at $161)	—	158	158	—	158	—	158
Merrill Lynch & Co., Inc., (0.25%, dated 3/30/12, due 4/2/12; proceeds $976; fully collateralized by Common Stocks; Alliance Data Systems Corp.; American International Group, Inc.; Boeing Co. (The); Energy Transfer Equity LP; Freeport-McMoRan Copper & Gold, Inc.; GNC Holdings, Inc.; Hershey Co. (The); L-3 Communications Holdings, Inc.; McKesson Corp.; Teva Pharmaceutical Industries Ltd.; Two Harbors Investment Corp.; Vale SA; valued at $1,054)	—	976	976	—	976	—	976
				—	1,134	—	1,134
Total Securities held as Collateral on Loaned Securities				—	7,083	—	7,083

	Morgan Stanley Global Strategist Shares	MSIFT Global Strategist Shares	Proforma Shares	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Adjustments (000)	Pro Forma Value (000)
Investment Company (7.5%)
Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (p)	34,177,825	5,316,709	39,494,534	34,178	5,317	—	39,495

	Morgan Stanley Global Strategist Face Amount (000)	MSIFT Global Strategist Face Amount (000)	Pro Forma Face Amount (000)	Morgan Stanley Global Strategist Value (000)	MSIFT Global Strategist Value (000)	Adjustments (000)	Pro Forma Value (000)
U.S. Treasury Securities (0.4%)
U.S. Treasury Bill 0.09%, 6/7/12 (h)	—	500	500	—	499	—	499
U.S. Treasury Bill 0.13%, 8/30/12 (h)(n)	820	—	820	820	—	—	820
U.S. Treasury Bill 0.14%, 8/30/12 (h)(n)	931	—	931	930	—	—	930
				1,750	499	—	2,249
Total Short-Term Investments				35,928	12,899	—	48,827

Total Investments (100.9%) (Cost $499,867) including $7,630 of Securities Loaned (o)				483,969	48,702	—	532,671
Liabilites in Excess of Other Assets (-0.9%)				3,127	(7,732)	(686)	(5,291)
Net Assets (100%)				$487,096	$40,970	$(686)	$527,380

Percentages indicated are based on net assets.

	MS Global Strategist		MSIFT Global Strategist			Combined Pro Forma			MS Global Strategist	MSIFT Global Strategist		Combined Pro Forma			MS Global Strategist		MSIFT Global Strategist			Combined Proforma			MS Global Strategist	MSIFT Global Strategist		Combined Pro Forma		MS Global Strategist	MSIFT Global Strategist		Combined Pro Forma
Counterparty	Currency to Deliver (000)		Currency to Deliver (000)			Currency to Deliver (000)			Value (000)	Value (000)		Value (000)		Settlement Date	In Exchange For (000)		In Exchange For (000)			In Exchange For (000)			Value (000)	Value (000)		Value (000)		Unrealized Appreciation / (Depreciation) (000)	Unrealized Appreciation / (Depreciation) (000)		Unrealized Appreciation / (Depreciation) (000)
Goldman Sachs International			NOK	276		NOK	276			48		48		4/4/2012			USD	49		USD	49			49		49			$1		$1
JPMorgan Chase Bank			USD	96		USD	96			96		96		4/4/2012			NOK	545		NOK	545			96		96			(—	)@	(—	)@
UBS AG			NOK	—	@	NOK	—	@		—	@	—	@	4/4/2012			USD	—	@	USD	—	@		—	@	—	@		(—	)@	(—	)@
UBS AG			NOK	269		NOK	269			47		47		4/4/2012			USD	47		USD	47			47		47			—	@	—	@
Goldman Sachs International			USD	42		USD	42			42		42		4/5/2012			CHF	38		CHF	38			42		42			—	@	—	@
Goldman Sachs International			USD	—	@	USD	—	@		—	@	—	@	4/5/2012			SEK	—	@	SEK	—	@		—	@	—	@		(—	)@	(—	)@
JPMorgan Chase Bank			CHF	38		CHF	38			42		42		4/5/2012			USD	42		USD	42			42		42			(—	)@	(—	)@
UBS AG			SEK	190		SEK	190			29		29		4/5/2012			USD	29		USD	29			29		29			(—	)@	(—	)@
UBS AG			USD	—	@	USD	—	@		—	@	—	@	4/5/2012			CHF	—	@	CHF	—	@		—	@	—	@		—	@	—	@
UBS AG			USD	28		USD	28			28		28		4/5/2012			SEK	190		SEK	190			29		29			1		1
Deutsche Bank AG London			AUD	418		AUD	418			433		433		4/19/2012			USD	439		USD	439			439		439			6		6
Deutsche Bank AG London			AUD	475		AUD	475			492		492		4/19/2012			USD	497		USD	497			497		497			5		5
Deutsche Bank AG London			USD	440		USD	440			440		440		4/19/2012			EUR	335		EUR	335			447		447			7		7
Goldman Sachs International			EUR	152		EUR	152			202		202		4/19/2012			USD	199		USD	199			199		199			(3)		(3)
JPMorgan Chase Bank			NOK	394		NOK	394			69		69		4/19/2012			USD	69		USD	69			69		69			—	@	—	@
JPMorgan Chase Bank			USD	50		USD	50			50		50		4/19/2012			SEK	340		SEK	340			51		51			1		1
State Street Bank and Trust Co.			CLP	580,930		CLP	580,930			1,186		1,186		4/19/2012			USD	1,193		USD	1,193			1,193		1,193			7		7
UBS AG			BRL	80		BRL	80			43		43		4/19/2012			USD	44		USD	44			44		44			1		1
UBS AG			EUR	411		EUR	411			548		548		4/19/2012			USD	539		USD	539			539		539			(9)		(9)
UBS AG			GBP	45		GBP	45			72		72		4/19/2012			USD	70		USD	70			70		70			(2)		(2)
Goldman Sachs International	USD	961				USD	961		961	—		961		4/4/2012	MXN	12,290				MXN	12,290		961			961		(— )@			—	@
Goldman Sachs International	USD	195				USD	195		195	—		195		4/4/2012	MXN	2,467				MXN	2,467		193			193		(2)			(2)
Goldman Sachs International	MXN	24,935				MXN	24,935		1,949	—		1,949		4/4/2012	USD	1,946				USD	1,946		1,946			1,946		(3)			(3)
JPMorgan Chase Bank	USD	552				USD	552		552	—		552		4/4/2012	NOK	3,142				NOK	3,142		552			552		(— )@			—	@
JPMorgan Chase Bank	USD	798				USD	798		798	—		798		4/4/2012	MXN	10,178				MXN	10,178		795			795		(3)			(3)
UBS AG	USD	423				USD	423		423	—		423		4/4/2012	NOK	2,428				NOK	2,428		426			426		3			3
WELLS FARGO BANK N.A.	NOK	5,570				NOK	5,570		978	—		978		4/4/2012	USD	983				USD	983		983			983		5			5
Goldman Sachs International	USD	243				USD	243		243	—		243		4/5/2012	GBP	154				GBP	154		247			247		4			4
Goldman Sachs International	USD	1,060				USD	1,060		1,060	—		1,060		4/5/2012	PLN	3,289				PLN	3,289		1,058			1,058		(2)			(2)
Goldman Sachs International	USD	220				USD	220		220	—		220		4/5/2012	SEK	1,455				SEK	1,455		220			220		— @			—	@
Goldman Sachs International	EUR	297				EUR	297		396	—		396		4/5/2012	USD	398				USD	398		398			398		2			2
Goldman Sachs International	CAD	701				CAD	701		703	—		703		4/5/2012	USD	704				USD	704		704			704		1			1
Goldman Sachs International	ZAR	11,335				ZAR	11,335		1,477	—		1,477		4/5/2012	USD	1,460				USD	1,460		1,460			1,460		(17)			(17)
Goldman Sachs International	AUD	2,796				AUD	2,796		2,896	—		2,896		4/5/2012	USD	2,970				USD	2,970		2,970			2,970		74			74
Goldman Sachs International	PLN	7,650				PLN	7,650		2,460	—		2,460		4/5/2012	USD	2,420				USD	2,420		2,420			2,420		(40)			(40)
Goldman Sachs International	EUR	1,715				EUR	1,715		2,287	—		2,287		4/5/2012	USD	2,286				USD	2,286		2,286			2,286		(1)			(1)
Goldman Sachs International	JPY	1,293,481				JPY	1,293,481		15,628	—		15,628		4/5/2012	USD	15,646				USD	15,646		15,646			15,646		18			18
JPMorgan Chase Bank	USD	16,233				USD	16,233		16,233	—		16,233		4/5/2012	JPY	1,293,481				JPY	1,293,481		15,628			15,628		(605)			(605)
JPMorgan Chase Bank	USD	1,482				USD	1,482		1,482	—		1,482		4/5/2012	ZAR	11,335				ZAR	11,335		1,477			1,477		(5)			(5)

JPMorgan Chase Bank	SGD	1,402	SGD	1,402	1,115	—	1,115	4/5/2012	USD	1,115	USD	1,115	1,115	1,115	— @	— @
UBS AG	USD	439	USD	439	439	—	439	4/5/2012	THB	13,500	THB	13,500	438	438	(1)	(1)
UBS AG	USD	3,000	USD	3,000	3,000	—	3,000	4/5/2012	CAD	2,992	CAD	2,992	2,999	2,999	(1)	(1)
UBS AG	USD	6,708	USD	6,708	6,708	—	6,708	4/5/2012	EUR	5,062	EUR	5,062	6,751	6,751	43	43
UBS AG	USD	1,583	USD	1,583	1,583	—	1,583	4/5/2012	KRW	1,790,880	KRW	1,790,880	1,580	1,580	(3)	(3)
UBS AG	USD	953	USD	953	953	—	953	4/5/2012	MYR	2,900	MYR	2,900	946	946	(7)	(7)
UBS AG	USD	1,728	USD	1,728	1,728	—	1,728	4/5/2012	CLP	843,850	CLP	843,850	1,727	1,727	(1)	(1)
UBS AG	USD	1,116	USD	1,116	1,116	—	1,116	4/5/2012	SGD	1,402	SGD	1,402	1,115	1,115	(1)	(1)
UBS AG	USD	1,396	USD	1,396	1,396	—	1,396	4/5/2012	GBP	873	GBP	873	1,396	1,396	(— )@	— @
UBS AG	MYR	2,900	MYR	2,900	946	—	946	4/5/2012	USD	941	USD	941	941	941	(5)	(5)
UBS AG	GBP	1,027	GBP	1,027	1,643	—	1,643	4/5/2012	USD	1,606	USD	1,606	1,606	1,606	(37)	(37)
UBS AG	EUR	3,050	EUR	3,050	4,068	—	4,068	4/5/2012	USD	4,003	USD	4,003	4,003	4,003	(65)	(65)
UBS AG	SEK	6,400	SEK	6,400	967	—	967	4/5/2012	USD	962	USD	962	962	962	(5)	(5)
UBS AG	CAD	2,290	CAD	2,290	2,296	—	2,296	4/5/2012	USD	2,295	USD	2,295	2,295	2,295	(1)	(1)
UBS AG	KRW	1,790,880	KRW	1,790,880	1,580	—	1,580	4/5/2012	USD	1,582	USD	1,582	1,582	1,582	2	2
UBS AG	THB	13,500	THB	13,500	438	—	438	4/5/2012	USD	438	USD	438	438	438	— @	— @
WELLS FARGO BANK N.A.	USD	727	USD	727	727	—	727	4/5/2012	SEK	4,945	SEK	4,945	747	747	20	20
WELLS FARGO BANK N.A.	USD	2,897	USD	2,897	2,897	—	2,897	4/5/2012	AUD	2,796	AUD	2,796	2,896	2,896	(1)	(1)
WELLS FARGO BANK N.A.	USD	1,402	USD	1,402	1,402	—	1,402	4/5/2012	PLN	4,361	PLN	4,361	1,403	1,403	1	1
WELLS FARGO BANK N.A.	CLP	843,850	CLP	843,850	1,727	—	1,727	4/5/2012	USD	1,735	USD	1,735	1,735	1,735	8	8
BANK OF AMERICA N.A.	MYR	1,252	MYR	1,252	408	—	408	4/19/2012	USD	416	USD	416	416	416	8	8
BANK OF AMERICA N.A.	CAD	5,824	CAD	5,824	5,837	—	5,837	4/19/2012	USD	5,876	USD	5,876	5,876	5,876	39	39
Deutsche Bank AG London	USD	454	USD	454	454	—	454	4/19/2012	INR	22,766	INR	22,766	445	445	(9)	(9)
Deutsche Bank AG London	JPY	557,389	JPY	557,389	6,735	—	6,735	4/19/2012	USD	6,744	USD	6,744	6,744	6,744	9	9
Deutsche Bank AG London	EUR	2,450	EUR	2,450	3,267	—	3,267	4/19/2012	USD	3,212	USD	3,212	3,212	3,212	(55)	(55)
Deutsche Bank AG London	AUD	5,828	AUD	5,828	6,026	—	6,026	4/19/2012	USD	6,094	USD	6,094	6,094	6,094	68	68
Deutsche Bank AG London	AUD	5,630	AUD	5,630	5,821	—	5,821	4/19/2012	USD	5,908	USD	5,908	5,908	5,908	87	87
Goldman Sachs International	EUR	1,834	EUR	1,834	2,446	—	2,446	4/19/2012	USD	2,404	USD	2,404	2,404	2,404	(42)	(42)
JPMorgan Chase Bank	USD	202	USD	202	202	—	202	4/19/2012	SGD	254	SGD	254	202	202	— @	— @
JPMorgan Chase Bank	NOK	3,557	NOK	3,557	624	—	624	4/19/2012	USD	625	USD	625	625	625	1	1
ROYAL BANK OF SCOTLAND PLC	USD	645	USD	645	645	—	645	4/19/2012	THB	19,765	THB	19,765	640	640	(5)	(5)
ROYAL BANK OF SCOTLAND PLC	USD	1,152	USD	1,152	1,152	—	1,152	4/19/2012	ILS	4,349	ILS	4,349	1,172	1,172	20	20
ROYAL BANK OF SCOTLAND PLC	CAD	3,965	CAD	3,965	3,974	—	3,974	4/19/2012	USD	4,000	USD	4,000	4,000	4,000	26	26
State Street Bank and Trust Co.	USD	4,996	USD	4,996	4,996	—	4,996	4/19/2012	TWD	147,165	TWD	147,165	4,987	4,987	(9)	(9)
State Street Bank and Trust Co.	CLP	7,579,119	CLP	7,579,119	15,480	—	15,480	4/19/2012	USD	15,568	USD	15,568	15,568	15,568	88	88
State Street Bank and Trust Co.	TWD	112,023	TWD	112,023	3,796	—	3,796	4/19/2012	USD	3,797	USD	3,797	3,797	3,797	1	1
UBS AG	USD	2,200	USD	2,200	2,200	—	2,200	4/19/2012	CHF	2,023	CHF	2,023	2,241	2,241	41	41
UBS AG	USD	1,090	USD	1,090	1,090	—	1,090	4/19/2012	AUD	1,039	AUD	1,039	1,074	1,074	(16)	(16)
UBS AG	USD	3,423	USD	3,423	3,423	—	3,423	4/19/2012	ZAR	25,895	ZAR	25,895	3,368	3,368	(55)	(55)
UBS AG	USD	5,370	USD	5,370	5,370	—	5,370	4/19/2012	CAD	5,323	CAD	5,323	5,335	5,335	(35)	(35)
UBS AG	USD	632	USD	632	632	—	632	4/19/2012	TRY	1,140	TRY	1,140	637	637	5	5
UBS AG	USD	558	USD	558	558	—	558	4/19/2012	GBP	357	GBP	357	571	571	13	13
UBS AG	USD	2,082	USD	2,082	2,082	—	2,082	4/19/2012	INR	104,418	INR	104,418	2,042	2,042	(40)	(40)
UBS AG	USD	2,878	USD	2,878	2,878	—	2,878	4/19/2012	KRW	3,225,322	KRW	3,225,322	2,843	2,843	(35)	(35)
UBS AG	USD	2,798	USD	2,798	2,798	—	2,798	4/19/2012	RUB	82,909	RUB	82,909	2,821	2,821	23	23
UBS AG	USD	9,466	USD	9,466	9,466	—	9,466	4/19/2012	HKD	73,435	HKD	73,435	9,457	9,457	(9)	(9)
UBS AG	USD	1,418	USD	1,418	1,418	—	1,418	4/19/2012	SGD	1,784	SGD	1,784	1,419	1,419	1	1

UBS AG	USD	324	USD	324	324	—	324	4/19/2012	NZD	395	NZD	395	323		323	(1)		(1)
UBS AG	USD	552	USD	552	552	—	552	4/19/2012	EUR	413	EUR	413	551		551	(1)		(1)
UBS AG	BRL	647	BRL	647	353	—	353	4/19/2012	USD	360	USD	360	360		360	7		7
UBS AG	JPY	249,335	JPY	249,335	3,013	—	3,013	4/19/2012	USD	3,017	USD	3,017	3,017		3,017	4		4
UBS AG	EUR	1,842	EUR	1,842	2,457	—	2,457	4/19/2012	USD	2,416	USD	2,416	2,416		2,416	(41)		(41)
UBS AG	KRW	1,630,520	KRW	1,630,520	1,437	—	1,437	4/19/2012	USD	1,439	USD	1,439	1,439		1,439	2		2
UBS AG	HKD	53,944	HKD	53,944	6,947	—	6,947	4/19/2012	USD	6,947	USD	6,947	6,947		6,947	(— )@		— @
UBS AG	INR	91,156	INR	91,156	1,783	—	1,783	4/19/2012	USD	1,786	USD	1,786	1,786		1,786	3		3
Goldman Sachs International	USD	2,287	USD	2,287	2,287	—	2,287	4/30/2012	EUR	1,715	EUR	1,715	2,287		2,287	— @		— @
Goldman Sachs International	SEK	1,455	SEK	1,455	220	—	220	4/30/2012	USD	220	USD	220	220		220	— @		— @
JPMorgan Chase Bank	USD	1,115	USD	1,115	1,115	—	1,115	4/30/2012	SGD	1,402	SGD	1,402	1,115		1,115	— @		— @
JPMorgan Chase Bank	MXN	10,178	MXN	10,178	793	—	793	4/30/2012	USD	796	USD	796	796		796	3		3
JPMorgan Chase Bank	ZAR	11,335	ZAR	11,335	1,472	—	1,472	4/30/2012	USD	1,477	USD	1,477	1,477		1,477	5		5
UBS AG	USD	2,294	USD	2,294	2,294	—	2,294	4/30/2012	CAD	2,290	CAD	2,290	2,295		2,295	1		1
UBS AG	USD	1,579	USD	1,579	1,579	—	1,579	4/30/2012	KRW	1,790,880	KRW	1,790,880	1,577		1,577	(2)		(2)
UBS AG	USD	437	USD	437	437	—	437	4/30/2012	THB	13,500	THB	13,500	437		437	(— )@		— @
UBS AG	NOK	2,428	NOK	2,428	426	—	426	4/30/2012	USD	422	USD	422	422		422	(4)		(4)
UBS AG	GBP	873	GBP	873	1,396	—	1,396	4/30/2012	USD	1,396	USD	1,396	1,396		1,396	— @		— @
WELLS FARGO BANK N.A.	AUD	2,796	AUD	2,796	2,887	—	2,887	4/30/2012	USD	2,889	USD	2,889	2,889		2,889	2		2
WELLS FARGO BANK N.A.	PLN	4,361	PLN	4,361	1,399	—	1,399	4/30/2012	USD	1,398	USD	1,398	1,398		1,398	(1)		(1)
Goldman Sachs International	USD	15,650	USD	15,650	15,650	—	15,650	5/1/2012	JPY	1,293,481	JPY	1,293,481	15,631		15,631	(19)		(19)
					230,269	3,867	234,136						229,722	3,882	233,604	(547)	15	(532)

Futures Contracts

The Portfolio had the following futures contracts open at period end:

	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist	Combined Pro Forma		Global Strategist	MSIFT Global Strategist	Combined Pro Forma
	Number of Contracts	Number of Contracts	Value (000)	Value (000)	Value (000)	Expiration Date	Unrealized Appreciation (Depreciation) (000)	Unrealized Appreciation (Depreciation) (000)	Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	34	4	$7,891	928	$8,819	Jun-12	$99	12	$111
Euro Stoxx 50 Index (Germany)	131	13	4,209	418	4,627	Jun-12	(127)	(11)	(138)
FTSE 100 Index (United Kingdom)	40	1	3,666	92	3,758	Jun-12	(46)	(1)	(47)
FTSE MIB Index (United Kingdom)	44	4	4,620	420	5,040	Jun-12	(157)	(15)	(172)
NIKKEI 225 Index (Japan)	50	6	3,070	368	3,438	Jun-12	23	9	32
S&P 500 E-Mini Index	361	83	25,328	5,823	31,151	Jun-12	171	57	228
U.S. Treasury 10 yr. Note	24	6	3,108	777	3,885	Jun-12	28	8	36
U.S. Treasury 30 yr. Bond	53	1	7,301	138	7,439	Jun-12	(153)	2	(151)
10 yr. Japan Government Bond	4		6,863		6,863	Jun-12	(20)	—	(20)
USD INDEX CURRENCY FUTURES JUN12 ICUS	75		5,935		5,935	Jun-12	(113)	—	(113)
CAC 40 Index	52		2,375		2,375	Apr-12	(66)	—	(66)
SGX MSCI Singapore Index	41		2,251		2,251	Apr-12	11	—	11
GERMAN EURO BOBL FUTURES JUN12 XEUR	12		1,986		1,986	Jun-12	(1)	—	(1)
Hang Seng China ENT Index	8		1,056		1,056	Apr-12	(26)	—	(26)

Short:
ASX Spi 200 Index (Australia)	9	1	(1,013)	(113)	(1,126)	Jun-12	(10)	(1)	(11)
Copper High Grade Index		1		(96)	(96)	May-12	—	4	4
IBEX 35 Index (United Kingdom)	32	4	(3,381)	(423)	(3,804)	Apr-12	2	— @	2
MSCI Emerging Market E-Mini	165	15	(8,573)	(779)	(9,352)	Jun-12	120	11	131
S&P TSE 60 Index	102	8	(14,413)	(1,129)	(15,542)	Jun-12	37	2	39
U.S. Treasury 2 yr. Note	6	2	(1,321)	(440)	(1,761)	Jun-12	(2)	(— )@	(2)
U.S. Treasury Ultra Long Bond	18	4	(2,717)	(604)	(3,321)	Jun-12	(45)	(3)	(48)
U.S. Treasury 30 yr. Bond	31		(4,270)		(4,270)	Jun-12	121		121
U.S. Treasury 10 yr. Note	156		(20,200)		(20,200)	Jun-12	273		273
German Euro Bund	123		(22,719)		(22,719)	Jun-12	(114)		(114)
U.S. Treasury 5 yr. Note	201		(24,630)		(24,630)	Jun-12	94		94
							99	74	173

Interest Rate Swap Agreements

The Portfolio had the following interest rate swap agreements open at period end:

	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist		Global Strategist		MSIFT Global Strategist		Global Strategist	MSIFT Global Strategist	Combined Pro Forma
Swap Counterparty	Floating Rate Index	Floating Rate Index	Pay/Receive Floating Rate	Pay/Receive Floating Rate	Fixed Rate	Fixed Rate	Termination Date	Notional Amount (000)		Notional Amount (000)		Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation) (000)
Bank of America	6 Month LIBOR	6 Month EURIBOR	Pay	Pay	4.26	4.26	8/18/2026	EUR	9,270	EUR	910	$413	$40	$453
Bank of America	3 Month LIBOR	3 Month LIBOR	Receive	Receive	4.35	4.35	8/18/2026		$12,415		$1,220	(220)	(22)	(242)
Bank of America	6 Month EURIBOR	6 Month EURIBOR	Receive	Receive	3.61	3.61	8/18/2031	EUR	11,705	EUR	1150	(360)	(35)	(395)
Bank of America	3 Month LIBOR	3 Month LIBOR	Pay	Pay	4.15	4.15	8/18/2031		$15,400		$1,515	212	21	233
Goldman Sachs International	3 Month LIBOR	3 Month LIBOR	Receive	Receive	2.42	2.42	3/22/2022		$2,138		$173	(29)	(2)	(31)
JPMorgan Chase Bank	3 Month LIBOR	3 Month LIBOR	Receive	Receive	2.43	2.43	3/22/2022		$1,036		$84	(16)	(1)	(17)
												—	1	1

Total Return Swap Agreements

The Portfolio had the following total return swap agreements open at period end:

	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist		Global Strategist	MSIFT Global Strategist	Combined Pro Forma
Counterparty	Index	Index	Notional Amount (000)	Notional Amount (000)	Floating Rate	Floating Rate	Pay/Receive Total Return of Referenced Index	Pay/Receive Total Return of Referenced Index	Maturity Date	Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs		Custom Construction Index		445		1-Month USD-LIBOR-minus 0.47%		Pay	3/27/2013		$9	$9
Goldman Sachs		Custom Miners Index		145		1-Month USD-LIBOR-minus 0.35%		Pay	2/13/2013		1	1
Goldman Sachs		Custom Miners Index		268		1-Month USD-LIBOR-minus 0.35%		Pay	2/13/2013		1	1
Bank of America NA		Merrill Lynch Custom Luxury Basket Index		432		3-Month USD-LIBOR-minus 0.15%		Pay	3/26/2013		2	2
Bank of America NA		Merrill Lynch Custom Test Index		431		3-Month USD-LIBOR-minus 0.10%		Pay	3/26/2013		(3)	(3)
Goldman Sachs		Custom Miners Index	1,844		1-Month USD-LIBOR-minus 0.35%		Pay		2/13/2013	10		10
Goldman Sachs		Custom Miners Index	3,334		1-Month USD-LIBOR-minus 0.35%		Pay		2/13/2013	18		18
Barclays Bank PLC		MSCI Emerging Markets E-Mini	36,618		3-Month USD-LIBOR-plus 0.43%		Receive		3/5/2013	(1,261)		(1,261)
Bank of America NA		Merrill Lynch Custom Luxury Basket Index	4,744		3-Month USD-LIBOR-minus 0.15%		Pay		3/26/2013	24		24
Bank of America NA		Merrill Lynch Custom Test Index	4,744		3-Month USD-LIBOR-minus 0.10%		Pay		3/26/2013	(28)		(28)
Goldman Sachs		Custom Construction Index	5,524		1-Month USD-LIBOR-minus 0.47%		Pay		3/27/2013	92		92
										(1,145)	10	(1,135)

Zero Coupon Swap Agreements

The Portfolio had the following zero coupon swap agreements open at period end:

	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist	Global Strategist	MSIFT Global Strategist		Global Strategist	MSIFT Global Strategist	Combined Pro Forma
Swap Counterparty	Notional Amount (000)	Notional Amount (000)	Floating Rate Index	Floating Rate Index	Pay/Receive Floating Rate	Pay/Receive Floating Rate	Termination Date	Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation)	Unrealized Appreciation (Depreciation) (000)
Barclays Capital	$2,645		3 Month LIBOR		Receive		11/15/19	$(1,016)		$(1,016)
Barclays Capital	$3,134		3 Month LIBOR		Pay		11/16/19	553		553
								(463)		$(463)

@	Value is less than $500.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli New Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MYR	Malaysian Ringgit
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krone
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Security is subject to delayed delivery.
(b)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(c)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on March 31, 2012.
(d)	All or a portion of this security was on loan at March 31, 2012.
(e)	Non-income producing security.
(f)

At March 31, 2012, the Portfolio held a fair valued security valued at approximately $152,000, representing 0.4% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees.

(g)	Security has been deemed illiquid at March 31, 2012.
(h)	Rate shown is the yield to maturity at March 31, 2012.
(i)	Comprised of securities in separate entities that are traded as a single stapled security.
(j)	Security trades on the Hong Kong exchange.
(k)	Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.
(l)

Security is linked to the Dow Jones UBS Commodities Index Total Return. The index is currently comprised of futures contracts on nineteen physical commodities traded on U.S. exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange.

(m)	When-issued security.
(n)	A portion of this security has been physically segregated in connection with open swap agreements.
(o)	Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency exchange contracts, futures contracts and swap agreements.

(p)	Affiliate security.

ADR	American Depositary Receipt.
IO	Interest Only.
MTN	Medium Term Note.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
REMIC	Real Estate Mortgage Investment Conduit.
SDR	Swedish Depositary Receipt.
TBA	To Be Announced.

BTAN	Bons du Trésor à Intérets Annuels (Treasury Bill Annual Interest)
OAT	Obligations Assimilables du Trésor (French Treasury Obligation)
CVA	Certificaten Van Aandelen
PPS	Price Protected Shares
SPDR	Standard & Poor’s Depository Receipt

As of March 31, 2012, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Global Strategist	MSIFT Global Strategist	Combined Pro Forma
Aggregate gross unrealized appreciation	$47,487,000	$2,779,000	$50,266,000
Aggregate gross unrealized depreciation	(16,272,000)	(1,190,000)	(17,462,000)
Net unrealized appreciation (depreciation)	$31,215,000	$1,589,000	$32,804,000

Federal income tax cost of investments	$452,754,000	$47,113,000	$499,867,000

Fair Value Measurement: FASB ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

• Level 1 — unadjusted quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.  Factors considered in making this determination may include, but are not limited to, information obtained by contactingthe issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

In May 2011, FASB issued Accounting Standards Update (“ASU”) 2011-04.  The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are effective during interim and annual periods beginning after December 15, 2011.  Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund’s management is evaluating the implications of ASU 2011-04.

The following is a summary of the inputs used to value the Portfolio’s investments as of March 31, 2012.

Portfolios	Global Strategist	MSIFT Global Strategist	Combined Pro Forma
Investments in Securities (Level 1) (000)	$309,251,000	$31,952,000	$341,203,000
Investments in Securities (Level 2) (000)	174,718,000	16,598,000	191,316,000
Investments in Securities (Level 3) (000)	—	152,000	152,000
Total for Investments in Securities (000)	483,969,000	48,702,000	532,671,000
Other Financial Instruments* (Level 1) (000)	100,000	74,000	174,000
Other Financial Instruments* (Level 2) (000)	(2,116,000)	26,000	(2,090,000)
Other Financial Instruments* (Level 3) (000)	—	—	—
Total for Other Financial Instruments (000)	$(2,016,000)	$100,000	$(1,916,000)

*  Other financial instruments include futures, forwards and swaps.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of March 31, 2012, the Portfolio did not have any significant investment transfers between investment levels.

At March 31, 2012, there were no Level 3 investments in Morgan Stanley Global Strategist for which significant unobservable inputs were used to determine fair value.  The following is a reconciliation of MSIFT Global Strategist investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stock (000)

Beginning Balance	$84
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Change in unrealized appreciation (depreciation)	68
Realized gains (losses)	—
Ending Balance	$152

Net change in unrealized appreciation/depreciation from investments still held as of March 31, 2012	$68

Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees (the “Trustees”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Trustees. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Trustees, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (“NYSE”). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2012

Morgan Stanley Institutional Fund Trust (the "Fund") is a mutual fund consisting of seven portfolios offering a variety of investment alternatives. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to all seven portfolios (each a "Portfolio" and collectively, the "Portfolios"). Following is a list of the Portfolios:

Share Class and Ticker Symbol
	Class I	Class P	Class H	Class L
U.S. EQUITY PORTFOLIO:
Mid Cap Growth Portfolio*	MPEGX	MACGX	—	—
FIXED INCOME PORTFOLIOS:
Core Fixed Income Portfolio	MPSFX	MDIAX	—	—
Core Plus Fixed Income Portfolio	MPFIX	MFXAX	—	—
Corporate Bond Portfolio (formerly Investment Grade Fixed Income Portfolio)	MPFDX	MIGAX	MSGHX	MGILX
Limited Duration Portfolio	MPLDX	MLDAX	—	—
Long Duration Fixed Income Portfolio	MSFIX	MSFVX	—	—
BALANCED PORTFOLIO:
Balanced Portfolio	MPBAX	MBAAX	—	—

*  Portfolio is currently closed to new investors, with certain exceptions.

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectuses, each dated January 31, 2012, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund's most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund's audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI.

Each Portfolio is "diversified" and, as such, each Portfolio's investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786
PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible investments for each Portfolio. The tables exclude investments that Portfolios may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the tables.

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Investments

ADRs	x	x

Agencies	x	x

Asset-Backed Securities		x

Borrowing	x	x

Brady Bonds		x

Cash Equivalents	x	x

Commercial Paper	x	x

Common Stock	x	x

Contracts for Difference	x

Convertibles	x	x

Corporates	x	x

Depositary Receipts	x	x

Derivatives	x	x

Emerging Market Securities	x	x

Equity Securities	x	x

Fixed Income Securities	x	x

Floaters		x

Foreign Currency	x	x

Foreign Securities	x	x

Forwards	x	x

1

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Futures Contracts	x	x

High Yield Securities		x

Inverse Floaters		x

Investment Companies	x	x

Investment Funds		x

Investment Grade Securities	x	x

Limited Partnerships	x	x

Loan Participations and Assignments		x

Mortgage Related Securities		x

—Mortgage-Backed Securities		x

—Collateralized Mortgage Obligations		x

—Stripped Mortgage-Backed Securities		x

—Commercial Mortgage-Backed Securities		x

Municipals		x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x

Options	x	x

Private Investments in Public Equity	x	x

Preferred Stock	x	x

Public Bank Loans		x

Real Estate Investment Trusts	x	x

Repurchase Agreements	x	x

Reverse Repurchase Agreements	x	x

Rights	x	x

Securities Lending	x	x

Short Selling	x	x

2

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Structured Investments	x	x

Swaps	x	x

U.S. Government Securities	x	x

Warrants	x	x

When-Issued and Delayed Delivery Securities and Forward Commitments	x	x

When, As and If Issued Securities	x	x

Yankee and Eurobond Obligations	x	x

Zero Coupons	x	x

3

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio
Investments

ADRs	x	x	x	x	x

Agencies	x	x	x	x	x

Asset-Backed Securities	x	x	x	x	x

Borrowing	x	x	x	x	x

Brady Bonds	x	x	x	x	x

Cash Equivalents	x	x	x	x	x

Commercial Paper	x	x	x	x	x

Common Stock

Convertibles	x	x	x	x	x

Corporates	x	x	x	x	x

Depositary Receipts	x	x	x	x	x

Derivatives	x	x	x	x	x

Emerging Market Securities	x	x	x	x	x

Equity Securities

Fixed Income Securities	x	x	x	x	x

Floaters	x	x	x	x	x

Foreign Currency		x		x	x

Foreign Securities	x	x	x	x	x

Forwards		x		x	x

Futures Contracts	x	x	x	x	x

High Yield Securities		x	x	x

4

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio
Inverse Floaters	x	x	x	x	x

Investment Companies	x	x	x	x	x

Investment Funds

Investment Grade Securities	x	x	x	x	x

Limited Partnerships

Loan Participations and Assignments		x

Mortgage Related Securities	x	x	x	x	x

—Mortgage-Backed Securities	x	x	x	x	x

—Collateralized Mortgage Obligations	x	x	x	x	x

—Stripped Mortgage-Backed Securities	x	x	x	x	x

—Commercial Mortgage-Backed Securities	x	x	x	x	x

Municipals	x	x	x		x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x	x	x

Options	x	x	x	x	x

Private Investments in Public Equity

Preferred Stock	x	x	x	x	x

Public Bank Loans		x

Repurchase Agreements	x	x	x	x	x

Reverse Repurchase Agreements	x	x	x	x	x

Rights		x

Securities Lending	x	x	x	x	x

Short Selling	x	x	x	x	x

Structured Investments	x	x	x	x	x

5

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Corporate Bond Portfolio	Limited Duration Portfolio	Long Duration Fixed Income Portfolio
Swaps	x	x	x	x	x

U.S. Government Securities	x	x	x	x	x

Warrants	x

When-Issued and Delayed Delivery Securities and Forward Commitments	x	x	x	x	x

When, As and If Issued Securities	x	x	x	x	x

Yankee and Eurobond Obligations	x	x	x	x	x

Zero Coupons	x	x	x	x	x

6

INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the "Adviser") to the Fund.

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed

7

securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing: Each Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Each Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. Each Portfolio will maintain asset coverage in accordance with the 1940 Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, each Portfolio may not issue any class of senior security, except that each Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with its quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds

8

distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSRO") in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA, Inc. ("Fitch"));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

9

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Contracts for Difference ("CFDs"): The Mid Cap Growth Portfolio may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio's shares, may be reduced. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

10

Corporates: Corporate bonds ("Corporates") are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

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•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse, and as a result a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

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•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Portfolio is permitted to set aside liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. A Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on a Portfolio and its counterparties, may impact a Portfolio's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Portfolio's use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as

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a commodity pool operator. In connection with its management of a Portfolio, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which a Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in a Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in an emerging market or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

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Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Related Securities, Municipals, Preferred Stock, Public Bank Loans, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, When-Issued and Delayed Delivery Securities and Forward Commitments, Yankee and Eurobond Obligations and Zero Coupons.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

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Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: Certain Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory

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controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into forward foreign currency exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Certain Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

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The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into currency forward contracts. Certain Portfolios may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Portfolio will not enter into forward or futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward or futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving forward or futures contracts by the Code requirements relating to qualification as a regulated investment company.

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Forward and futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to maintain segregated cash or liquid assets in order to cover futures transactions. A Portfolio will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be

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disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

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Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Companies: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). Certain Portfolios may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), a Portfolio would bear its ratable share of that entity's expenses. At the same time, a Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. Portfolios that may invest in these Investment Funds will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

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Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Any Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark or segregate liquid assets or otherwise cover the transactions that may give rise to such risk as required by applicable rules and regulatory pronouncements of the SEC. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Limited Partnerships: A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

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Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. Certain Portfolios may invest in mortgage pass-through securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. The Portfolios may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolios, such as those issued by the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. In September 2008, the U.S. Treasury Department announced that the U.S. Government would be taking over Freddie Mac and Fannie Mae and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolios may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

To the extent the Portfolios invest in mortgage pass-through securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolios may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a MBS and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risks."

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Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, inverse floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

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Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, it may increase the risk of fluctuations in the net asset value of a Portfolio.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

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Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the AMT ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

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Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market will be limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

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Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security but retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option. A Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise price and expiration date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result

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in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

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Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Private Investments in Public Equity: A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private

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investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Trustees. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund's Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

Public Bank Loans: Certain Portfolios may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, BBB or higher by Standard & Poor's) or below investment grade (below Baa by Moody's or below BBB by Standard & Poor's). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Real Estate Investment Trusts: Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the

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underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: The Portfolios may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Portfolio will seek to liquidate such collateral. However, the exercising of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement. See "Leverage Risks," above, for a description of leverage risk.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in

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connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

Each Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

Structured Investments: Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

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A Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because a Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. With limited exceptions swap agreements are generally not entered into or traded on exchanges. For most swaps there is no central clearing or guaranty function. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will segregate or earmark cash or liquid assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

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Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay or a restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Portfolio will generally segregate or earmark liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

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General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation as exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants are in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: The term "U.S. Government securities" refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments: A Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage Risks" above for a description of leverage risk.

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When, As and If Issued Securities: A Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros. Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: Each Portfolio may invest in zero coupon bonds ("Zero Coupons"), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

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(2)  purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4)  invest in a manner inconsistent with its classification as a "diversified company" as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6)  underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7)  acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and

(8)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)  purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(2)  sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

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(3)  pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(4)  invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(5)  invest for the purpose of exercising control over management of any company; and

(6)  invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that no Portfolio will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objectives and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

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All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

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Name	Information Disclosed	Frequency(1)	Lag Time
Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.
The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investments will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; (vii) clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is

42

responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Class I shares.

Class H shares are subject to a sales charge equal to a maximum of 3.50% calculated as a percentage of the offering price. Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Conversion To a New Share Class. If the value of an account falls below the investment minimum for the Class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for (i) Class H shares or Class L shares; (ii) Class P shares (where the applicable Portfolio does not offer Class H shares or Class L shares); or (iii) Class I shares (where the applicable Portfolio does not offer Class H shares, Class L shares or Class P shares), because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

On March 31, 2011, the Fund suspended offering shares of the Mid Cap Growth Portfolio to new investors, except as follows. The Fund will continue to offer shares of the Mid Cap Growth Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Mid Cap Growth Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer shares of the Mid Cap Growth Portfolio to existing shareholders and, as market conditions permit, may recommence offering shares of the Mid Cap Growth Portfolio to other new investors in the future. Any such offerings of the Mid Cap Growth Portfolio's shares may be limited in amount and may commence and terminate without any prior notice.

REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist

43

which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Investment Class shares, Class P shares, Class H shares and Class L shares.

In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on the NYSE, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

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Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each

45

committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors/Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Trustees. The Fund seeks as Trustee individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustee is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustee nomination process is provided below under the caption "Independent Trustee and the Committees."

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The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political-Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League. Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairpersonof the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

***  Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

***  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or who are officers its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2011)
Independent:
Frank L. Bowman(1)	*	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	*	over $100,000
Michael F. Klein	*	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	*	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

*  Joseph J. Kearns—Balanced Portfolio ($10,001-$50,000); Corporate Bond Portfolio ($50,001-$100,000). Michael F. Klein—Mid Cap Growth Portfolio ($10,001-$50,000). Frank L. Bowman—Mid Cap Growth Portfolio ($10,001-$50,000). W. Allen Reed—Mid Cap Growth Portfolio ($10,001-$50,000).

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

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As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2011, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain

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Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of Meetings
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

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Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy, after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Trustee or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Trustee or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Trustee of NVR, Inc., Trustee of Evergreen Energy and Trustee of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Trustee of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Trustee of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Trustee of Aetos Capital, LLC and as Trustee of certain

55

investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a Trustee of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Trustee of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and Trustee of certain investment companies in the JPMorgan Funds complex and as a Trustee or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Independent Trustees for Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards of enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

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Compensation. Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2011 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

COMPENSATION(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
Frank L. Bowman	$18,799	$225,750
Michael Bozic	19,824	241,500
Kathleen A. Dennis	18,799	225,750
Manuel H. Johnson	22,409	273,000
Joseph J. Kearns(2)(3)	23,699	306,750
Michael F. Klein	18,799	225,750
Michael E. Nugent	34,472	420,000
W. Allen Reed(2)(3)	18,796	225,750
Fergus Reid(3)	19,824	259,500

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Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
James F. Higgins	$17,249	$210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2011: Mr. Kearns, $8,769; Mr. Reed, $18,796.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	6,805	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

INVESTMENT ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, is a wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $287.4 billion in assets under management or supervision.

Under an Investment Advisory Agreement (the "Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each

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Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

Portfolio	Rate (%)
Mid Cap Growth Portfolio	0.500%

Core Fixed Income Portfolio	0.375%

Core Plus Fixed Income Portfolio	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.300% of the portion of the daily net assets exceeding $1 billion

Corporate Bond Portfolio	0.375%

Limited Duration Portfolio	0.300%

Long Duration Fixed Income Portfolio	0.375%

Balanced Portfolio	0.450%

The Adviser has agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for Class I and Class P from exceeding 0.50% and 0.75%, respectively, of average daily net assets for each of the Core Fixed Income and Long Duration Fixed Income Portfolios. In determining the actual amount of advisory fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses, such as interest expense on borrowing. The fee waivers and/or expense reimbursements are expected to continue until such time that the Fund's Board of Trustees acts to discontinue such waivers and/or reimbursements when it deems such action is appropriate.

The following table shows for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or rebated from affiliated transactions for each of the past three fiscal years ended September 30, 2009, 2010 and 2011.

	Advisory Fees Paid (After Fee Waivers and/or Rebate from Affiliated Transactions)			Advisory Fees Waived			Rebate from Affiliated Transactions
Portfolio	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)
Mid Cap Growth Portfolio	$12,603	$21,076	$34,346	$—	$—	$—	$147	$257	$456
Core Fixed IncomePortfolio	303	168	—	136	140	259	6	4	2
Core Plus Fixed Income Portfolio	3,897	3,065	1,360	—	—	—	53	46	18
Corporate Bond Portfolio	841	359	287	—	—	—	15	5	3
Limited Duration Portfolio	1,045	705	561	—	—	—	8	6	3
Long Duration Fixed Income Portfolio	22	26	—	86	89	94	1	—	1
Balanced Portfolio	251	221	204	—	—	—	26	5	7

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority

59

of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

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Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley's consolidated financial results; or constitutes a violation of Morgan Stanley's risk policies and standards.

•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers at September 30, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Balanced Portfolio
Mark A. Bavoso	3	$627.2 million	2	$610.8 million	10	$3.9 billion(1)
Cyril Moullé-Berteaux	5	$780.9 million	2	$610.8 million	9	$3.9 billion(1)
Core Fixed Income Portfolio and Core Plus Fixed Income Portfolio
Jaidip Singh	10	$2.0 billion	0	$0	18	$6.7 billion(2)
Neil Stone	9	$958.4 million	0	$0	64	$12.5 billion(2)

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Corporate Bond Portfolio
Joseph Mehlman	5	$613.5 million	0	$0	53	$12.6 billion
Christian G. Roth	6	$687.6 million	12	$6.3 million	39	$14.9 billion(3)
Limited Duration Portfolio
Joseph Mehlman	5	$613.5 million	0	$0	53	$12.6 billion
Jaidip Singh	10	$2.0 billion	0	$0	18	$6.7 billion(2)
Neil Stone	9	$958.4 million	0	$0	64	$12.5 billion(2)
Long Duration Fixed Income Portfolio
Joseph Mehlman	5	$613.5 million	0	$0	53	$12.6 billion
Jaidip Singh	10	$2.0 billion	0	$0	18	$6.7 billion(2)
Neil Stone	9	$958.4 million	0	$0	64	$12.5 billion(2)
Mid Cap Growth Portfolio
Dennis P. Lynch	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
David S. Cohen	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Sam G. Chainani	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Alexander T. Norton	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Jason C. Yeung	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Armistead B. Nash	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion

(1)  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

(2)  Of these other accounts, one account with a total of approximately $725.7 million in assets, had performance-based fees.

(3)  Of these other accounts, five accounts with a total of approximately $2.2 billion in assets, had performance-based fees.

Securities Ownership of Portfolio Managers (at September 30, 2011, unless otherwise noted)

Balanced Portfolio

Mark Bavoso — None

Cyril Moullé-Berteaux — None

Core Fixed Income Portfolio

Jaidip Singh — None

Neil Stone — None

Core Plus Fixed Income Portfolio

Jaidip Singh — $1-$10,000

Neil Stone — $50,001-$100,000

Corporate Bond Portfolio

Joseph Mehlman — None

Christian G. Roth — None

Limited Duration Portfolio

Joseph Mehlman — $1-$10,000

Jaidip Singh — $1-$10,000

Neil Stone — None

Long Duration Fixed Income Portfolio

Joseph Mehlman — None

Jaidip Singh — None

Neil Stone — None

Mid Cap Growth Portfolio

Dennis P. Lynch — over $1 million

David S. Cohen — $100,001-$500,000

Sam G. Chainani — $100,001-$500,000

Alexander T. Norton — $50,001-$100,000

Jason C. Yeung — $100,001-$500,000

Armistead B. Nash — $10,001-$50,000

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PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at 100 Front Street, Suite 400, West Conshohocken, PA 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class P, Class H and Class L

Effective July 1, 2007, the Fund adopted a Shareholder Services Plan for Class P shares (the "Class P Plan"), effective November 29, 2007, the Fund adopted a Shareholder Services Plan for Class H shares (the "Class H Plan") and effective June 9, 2008, the Fund adopted a Distribution and Shareholder Services Plan for Class L shares (the "Class L Plan"), each pursuant to Rule 12b-1 under the 1940 Act (together, the "Plans"). The Plans provide that the Fund, on behalf of each Portfolio, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Class P shares, Class H shares or Class L shares, as applicable. This service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority ("FINRA") Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Fund, on behalf of each Portfolio, may pay the Distributor an annualized distribution fee of up to 0.25% of the average daily net assets of each Portfolio attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services.

The following table describes the shareholder servicing fees paid by each Portfolio with respect to its Class P, Class H and Class L shares pursuant to the Plans and the distribution-related expenses for each Portfolio with respect to its Class P, Class H and Class L shares for the fiscal year ended September 30, 2011. To the extent that expenditures on distribution-related activities exceed the fees paid by a Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

Portfolio	Total Shareholder Servicing Fees Paid by Portfolio		Shareholder Servicing Expenses*	Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Shareholder Servicing Fees)
Class P
Balanced	$44,610		$44,034	$576
Core Fixed Income	309		308	1
Core Plus Fixed Income	13,507		13,108	399
Corporate Bond	707	**	669	38

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Portfolio	Total Shareholder Servicing Fees Paid by Portfolio	Shareholder Servicing Expenses*	Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Shareholder Servicing Fees)
Limited Duration	$280	$281	$(1)
Long Duration Fixed Income	1,344	—	1,344
Mid Cap Growth	7,370,452	7,115,688	254,764
Class H
Corporate Bond	519	299	220
Class L
Corporate Bond	23,188	21,914	1,274
Total	$7,454,916	$7,196,301	$258,615

*  Includes payments for distribution and/or shareholder servicing to third parties and affiliated entities.

**  The shareholder servicing fee paid by the Corporate Bond Portfolio pursuant to the Class P Plan reflects a waiver of $471.

The Plans were approved by the Fund's Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  on Class I, Class P, Class H and Class L shares of the Portfolios held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  on Class I and Class P shares of the Portfolios held in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, in addition to the amounts referenced in paragraph (1) above, an ongoing annual fee in an amount up to 35% of each Portfolio's advisory fees accrued from the average daily net asset value of such shares.

(3)  On Class I and Class P shares of the Portfolios held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

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The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney and CGM may provide Morgan Stanley Smith Barney and CGM and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney and CGM do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney and CGM as to their compensation. Currently, there are no compensation arrangements in place with other Intermediaries.

FUND ADMINISTRATION

The Adviser also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the "Administration Agreement"). Under the Administration Agreement, the Adviser receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements.

For the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2009 (000)	2010 (000)	2011 (000)
Mid Cap Growth Portfolio	$2,039	$3,413	$5,568
Core Fixed Income Portfolio	95	67	55
Core Plus Fixed Income Portfolio	855	663	294
Corporate Bond Portfolio	183	78	62
Limited Duration Portfolio	281	190	150
Long Duration Fixed Income Portfolio	23	24	20
Balanced Portfolio	49	40	37

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

OTHER SERVICE PROVIDERS

Custodian. State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. Morgan Stanley Services Company Inc., P.O. Box, 219804, Kansas City, MO 64121-9804, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Trustees, generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolios. In such instances, each Portfolio may pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc., which fees may be calculated and incurred on a class-by-class basis.

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Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the

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payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission which results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

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As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under the Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co. LLC.

Commissions Paid

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid brokerage commissions of approximately $4,448,600, $3,101,357 and $4,382,245, respectively. During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $57,602, $15,471 and $28,416, respectively, as brokerage commissions to Morgan Stanley & Co. LLC. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Morgan Stanley & Co. LLC represented approximately 0.65% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.57% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $0, $31,380 and $32,396, respectively, as brokerage commissions to Citigroup, Inc. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Citigroup, Inc. represented approximately 0.74% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.36% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

During the fiscal year ended September 30, 2011, each Portfolio of the Fund paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2011
		Commissions Paid to Morgan Stanley & Co. LLC			Commissions Paid to Citigroup, Inc.
	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Mid Cap Growth	$4,301,540	$28,416	0.66%	0.98%	$29,708	0.69%	0.52%
Core Fixed Income	4,192	—	—	—	—	—	—
Core Plus Fixed Income	31,688	—	—	—	—	—	—
Corporate Bond	5,318	—	—	—	—	—	—
Limited Duration	6,964	—	—	—	—	—	—
Long Duration Fixed Income	1,283	—	—	—	—	—	—
Balanced	31,260	—	—	—	2,688	8.60%	2.48%

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During the fiscal years ended September 30, 2010 and September 30, 2009, each Portfolio of the Fund paid brokerage commissions as follows. No brokerage commissions were paid to Citigroup, Inc. by any Portfolio during the period from June 1, 2009 to September 30, 2009.

	Brokerage Commissions Paid During Fiscal Years Ended September 30, 2010 and 2009
	Fiscal Year Ended September 30, 2010			Fiscal Year Ended September 30, 2009
Portfolio	Total	Morgan Stanley & Co. LLC	Citigroup, Inc.	Total	Morgan Stanley & Co. LLC
Mid Cap Growth	$2,915,371	$15,098	$31,342	$2,003,152	$13,873
Core Fixed Income	8,328	—	—	21,172	—
Core Plus Fixed Income	93,503	—	—	172,259	—
Corporate Bond	9,223	—	—	40,403	—
Limited Duration	20,823	—	—	46,467	—
Long Duration Fixed Income	3,195	—	—	3,826	—
Balanced	50,914	373	38	24,116	—

Regular Broker-Dealers. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2011, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

VALUE OF PORTFOLIO HOLDINGS

Portfolio	Regular Broker-Dealer	Approximate Value of Portfolio Holdings as of September 30, 2011
Balanced Portfolio	Bank of America Securities LLC	$542,000
	Credit Suisse Group AG	82,000
	State Street Bank and Trust Co.	72,000
	Goldman Sachs & Co.	291,000
	JP Morgan Securities, Inc.	921,000
	UBS Financial Services, Inc.	41,000
Core Fixed Income Portfolio	JP Morgan Securities Inc.	1,054,000
	Barclays Capital Group	222,000
Core Plus Fixed Income Portfolio	Bank of America Securities LLC	4,688,000
	Barclays Capital Group	551,000
	JP Morgan Securities, Inc.	6,253,000
Corporate Bond Portfolio	JP Morgan Securities Inc.	1,131,000
	Barclays Capital Group	221,000
Limited Duration Portfolio	JP Morgan Securities Inc.	1,019,000
	Goldman Sachs & Co.	1,225,000
	Bank of America Securities LLC	2,647,000
	BNP Paribas SA	906,000
	Wells Fargo & Co.	1,406,000
	UBS Financial Services, Inc.	1,136,000

Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Tax

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Considerations," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the "Declaration of Trust"). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. Each of the Portfolios are diversified. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently, the Fund consists of seven Portfolios.

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

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In all Portfolios undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders that are tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions. If a Portfolio fails to qualify for any taxable year

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as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98.2% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when a Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account

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in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

A Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends and distributions, to the extent of the Portfolio's current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. If certain holding period requirements are met with respect to their shares in a Portfolio, a portion of income dividends received by a shareholder before January 1, 2013 may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions by a Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

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Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains at a rate of 30% (or a lower tax treaty rate, if applicable). Such shareholders may also be subject to United States estate tax with respect to their shares.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2014, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business, is not, however, included in this definition.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 a Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Unless the provisions discussed above are extended or made permanent by Congress, distributions made by a Portfolio of investment income and short-term capital gains in taxable years beginning on or after January 1, 2012 will be treated like other distributions and may be subject to U.S. tax and withholding like regular distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributions. Further, even if the provisions are extended, there may be withholding on a portion of distributions by a Portfolio. In addition, a Portfolio may determine to not make designations of interest-related dividends of short-term capital gain dividends which would result in increased withholding on distributions by such a Portfolio.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term if for one year or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains is scheduled to return to 20% for taxable years beginning after

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December 31, 2012. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, a Portfolio (or its administrative agent) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, a Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a "U.S. real property holding corporation," as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's federal income tax liability on such disposition. However, for tax years beginning before January 1, 2012 (or a later date if extended by Congress), clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios'

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assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 31-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolios.

PRINCIPAL HOLDERS OF SECURITIES

As of January 3, 2011, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

CLASS I

Portfolio	Name and Address	% of Class
Balanced	Morgan Stanley & Co One Lincoln Plaza New York NY 10023-7129	27.62

Balanced	Wells Fargo Bank NA PO Box 1533 Minneapolis MN 55480-1533	22.16

Balanced	Kano Profit Sharing Plan PO Box 110098 Nashville, TN 37222-0098	21.38

Balanced	People's Light & Theater Co 39 Conestoga Rd. Malvern PA 19355-1737	5.57

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Portfolio	Name and Address	% of Class
Core Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	96.73

Core Plus Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	39.57

Core Plus Fixed Income	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	29.31

Core Plus Fixed Income	National Financial Services Corp FBO Their Customers Church Street Station New York NY 10008-3908	12.10

Core Plus Fixed Income	AK Steek Corp Master Pension Trust 9227 Centre Pointe Drive West Chester OH 45069-4822	8.09

Corporate Bond	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	82.51

Corporate Bond	LPL Financial 9785 Towne Centre Dr. San Diego CA 92121-1968	5.30

Limited Duration	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	95.47

Long Duration Fixed Income	Morgan Stanley Investment Management One Tower Bridge 100 Front Street West Conshohocken PA 19428-2800	99.75

Mid Cap Growth	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	42.90

Mid Cap Growth	Charles Schwab & Co Inc. 101 Montgomery St San Francisco CA 94104-4151	7.09

CLASS P

Portfolio	Name and Address	% of Class
Balanced	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	96.45

Core Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	88.26

Core Fixed Income	National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	11.74

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Portfolio	Name and Address	% of Class
Core Plus Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	27.65

Core Plus Fixed Income	Reliance Trust Company 8515 East Orchard Road 2T2 Greenwood VLG CO 80111-5002	25.78

Core Plus Fixed Income	Morgan Stanley & Co 1035 Park Ave New York NY 10038-0912	14.72

Core Plus Fixed Income	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	13.21

Core Plus Fixed Income	Morgan Stanley & Co 3402 Mount Bonnell Rd Austin, TX 78731-5850	11.14

Corporate Bond	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	75.81

Corporate Bond	Morgan Stanley & Co 1270 6th Avenue Suite 1817 New York NY 10020-1702	13.16

Corporate Bond	Kaye Associates Inc 4 New York Plaza 4th Fl New York NY 10004-2413	8.76

Limited Duration	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	100.00

Long Duration Fixed Income	Morgan Stanley Investment Management Attn Lawrence Markey One Tower Bridge 100 Front Street West Conshohocken PA 19428-2800	100.00

Mid Cap Growth	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	45.21

Mid Cap Growth	National Financial Services Corp One World Financial Center, 5th Floor New York NY 10281-1003	15.55

Mid Cap Growth	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	7.90

Mid Cap Growth	Wells Fargo Bank NA 1525 West WT Harris Blvd Charlotte NC 28288-1076	5.01

CLASS H

Portfolio	Name and Address	% of Class
Corporate Bond	Morgan Stanley Investment Management One Tower Bridge 100 Front Street West Conshohocken PA 19428-2800	55.11

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Portfolio	Name and Address	% of Class
Corporate Bond	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	44.89

CLASS L

Portfolio	Name and Address	% of Class
Corporate Bond	Morgan Stanley & Co Harborside Financial Center Plaza II 3rd Floor Jersey City NJ 07311	92.70

Corporate Bond	Morgan Stanley Smith Barney 700 Red Brook Blvd Owings Mills MD 21117-5184	6.45

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

PERFORMANCE INFORMATION

The average annual total return (cumulative return shown for periods less than one year) of Class I shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	1.07%	2.46%	4.37%	6.89%	12/31/1992
Core Fixed Income	4.34%	3.26%	4.13%	7.01%	09/29/1987
Core Plus Fixed Income	3.74%	2.26%	3.75%	7.62%	11/14/1984
Corporate Bond	4.05%	2.91%	3.98%	6.57%	08/31/1990
Limited Duration	0.71%	-1.79%	0.53%	3.27%	03/31/1992
Long Duration Fixed Income	11.40%	9.86%	N/A	10.47%	07/21/2006
Mid Cap Growth	0.47%	6.21%	8.69%	12.57%	03/30/1990

The average annual total return (cumulative return for periods less than one year) of Class P shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.83%	2.19%	4.11%	5.39%	11/01/1996
Core Fixed Income	4.11%	3.03%	3.89%	4.53%	03/01/1999
Core Plus Fixed Income	3.57%	2.01%	3.49%	4.64%	11/07/1996
Corporate Bond	3.99%	2.76%	N/A	3.74%	05/20/2002
Limited Duration	0.45%	N/A	N/A	-3.48%	09/28/2007
Long Duration Fixed Income	11.13%	9.58%	N/A	10.19%	07/21/2006
Mid Cap Growth	0.22%	5.94%	8.42%	9.28%	01/31/1997

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The average annual total return (cumulative return for periods less than one year) of Class H shares of the Corporate Bond Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Corporate Bond	3.89%	N/A	N/A	1.26%	01/02/2008

The average annual total return, inclusive of a maximum sales charge of 3.50%, (cumulative return for periods less than one year) of Class H shares of the Corporate Bond Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Corporate Bond	0.24%	N/A	N/A	0.31%	01/02/2008

The average annual total return (cumulative return for periods less than one year) of Class L shares of the Corporate Bond Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Corporate Bond	3.51%	N/A	N/A	4.12%	06/16/2008

The average annual total return (after taxes on distributions) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative returns for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.60%	1.69%	3.54%	4.94%	12/31/1992
Core Fixed Income	3.23%	1.62%	2.29%	4.54%	09/29/1987
Core Plus Fixed Income	2.27%	0.41%	1.76%	4.78%	11/14/1984
Corporate Bond	2.97%	1.26%	2.20%	4.20%	08/31/1990
Limited Duration	0.10%	-3.17%	-0.78%	1.53%	03/31/1992
Long Duration Fixed Income	8.44%	7.63%	N/A	8.31%	07/21/2006
Mid Cap Growth	0.43%	6.17%	8.67%	10.65%	03/30/1990

The average annual total return (after taxes on distributions and redemption) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative return for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.79%	1.71%	3.32%	4.89%	12/31/1992
Core Fixed Income	2.79%	1.80%	2.42%	4.56%	09/29/1987
Core Plus Fixed Income	2.40%	0.82%	2.00%	4.84%	11/14/1984
Corporate Bond	2.61%	1.49%	2.33%	4.21%	08/31/1990
Limited Duration	0.46%	-2.28%	-0.28%	1.75%	03/31/1992
Long Duration Fixed Income	7.64%	7.21%	N/A	7.80%	07/21/2006
Mid Cap Growth	0.37%	5.37%	7.73%	10.23%	03/30/1990

The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures are reflected under the average annual total return figures provided above.

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Portfolio	5 Years ended 09/30/11*	10 Years ended 09/30/11*	Inception to 09/30/11*	Date of inception of Class
Balanced	12.93%	53.36%	248.77%	12/31/1992
Core Fixed Income	17.39%	49.82%	408.99%	09/29/1987
Core Plus Fixed Income	11.81%	44.48%	620.41%	11/14/1984
Corporate Bond	15.40%	47.67%	282.56%	08/31/1990
Limited Duration	-8.63%	5.43%	87.18%	03/31/1992
Long Duration Fixed Income	60.02%	N/A	67.71%	07/21/2006
Mid Cap Growth	35.17%	130.15%	1175.84%	03/30/1990

*  The above performance information relates solely to Class I. Performance for Class P would be lower because of the shareholder servicing fees charged to Class P. Performance for Class H would be lower because of the sales charge and shareholder servicing fees charged to Class H. Performance for Class L would be lower because of the distribution fees and shareholder servicing fees charged to Class L. Prior to June 30, 2009, transfer agency fees with respect to Class H and Class L were allocated on a class-by-class basis. Effective July 1, 2009, transfer agency fees are allocated by asset size across all classes of a Portfolio.

The 30-day yield figures for each of the Fund's Fixed Income Portfolios is set forth below:

Class I Portfolios	Period Ending 09/30/11
Core Fixed Income	4.99%
Core Plus Fixed Income	6.52%
Corporate Bond	4.83%
Limited Duration	1.72%
Long Duration Fixed Income	3.99%
Balanced	1.96%
Class P Portfolios	Period Ending 09/30/11
Core Fixed Income	4.73%
Core Plus Fixed Income	6.26%
Corporate Bond	4.68%
Limited Duration	1.47%
Long Duration Fixed Income	3.75%
Balanced	1.71%
Class H Portfolio	Period Ending 09/30/11
Corporate Bond	4.42%
Class L Portfolio	Period Ending 09/30/11
Corporate Bond	4.33%

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended September 30, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promotes consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

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We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the

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board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover0, particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment...

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would

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exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

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2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director

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of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

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3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

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APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

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b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic

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conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

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Statement of Additional Information Supplement

June 12, 2012

Morgan Stanley Institutional Fund Trust

Supplement dated June 12, 2012 to the Morgan Stanley Institutional Fund Trust (the "Fund") Statement of Additional Information dated April 30, 2012

Effective June 15, 2012, the last paragraph under the section entitled "Purchase of Shares—Involuntary Redemption of Shares" is hereby deleted and replaced with the following:

On June 15, 2012, the Fund suspended offering Class L and Class H shares of the Mid Cap Growth Portfolio to new investors, except as follows. The Fund will continue to offer Class L and Class H shares of the Mid Cap Growth Portfolio (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer Class L and Class H shares of the Mid Cap Growth Portfolio in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund will continue to offer Class L and Class H shares of the Mid Cap Growth Portfolio to existing shareholders and, as market conditions permit, may recommence offering Class L and Class H shares of the Mid Cap Growth Portfolio to other new investors in the future. Any such offerings of the Mid Cap Growth Portfolio's Class L and Class H shares may be limited in amount and may commence and terminate without any prior notice.

Please retain this supplement for future reference.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

Balanced Portfolio
Core Fixed Income Portfolio
Core Plus Fixed Income Portfolio
Limited Duration Portfolio
Mid Cap Growth Portfolio

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2012

CLASS H SHARES
CLASS L SHARES

Morgan Stanley Institutional Fund Trust (the "Fund") is a mutual fund consisting of eight portfolios offering a variety of investment alternatives, five of which are included in this Statement of Additional Information ("SAI"). This SAI sets forth information about the Fund applicable to Class H and Class L shares of the Balanced, Core Fixed Income, Core Plus Fixed Income, Limited Duration and Mid Cap Growth Portfolios (each a "Portfolio" and collectively, the "Portfolios"). Each Portfolio also offers both Class I and Class P shares. The following table includes the share class and ticker symbol information for Class H and Class L shares of the Portfolios:

Share Class and Ticker Symbol
	Class H	Class L
U.S. EQUITY PORTFOLIO:
Mid Cap Growth Portfolio*	MSKHX	MSKLX
FIXED INCOME PORTFOLIOS:
Core Fixed Income Portfolio	MSXHX	MSXLX
Core Plus Fixed Income Portfolio	MSDHX	MSIOX
Limited Duration Portfolio	MSOHX	MSJLX
BALANCED PORTFOLIO:
Balanced Portfolio	MSBHX	MSDLX

*  Portfolio is currently closed to new investors, with certain exceptions.

This SAI is not a prospectus but should be read in conjunction with the prospectuses relating to Class H and Class L shares of the Portfolios, each dated April 30, 2012, as may be supplemented from time to time. To obtain any of these prospectuses, please call Shareholder Services at the number indicated below.

The Fund's most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund's audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI.

Each Portfolio is "diversified" and, as such, each Portfolio's investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786
PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

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THE PORTFOLIOS' INVESTMENTS AND STRATEGIES

Each prospectus describes the investment objectives, principal investment strategies and principal risks associated with each applicable Portfolio. The Portfolios may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following tables summarize the permissible investments for each Portfolio. The tables exclude investments that Portfolios may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the tables.

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Investments

ADRs	x	x

Agencies	x	x

Asset-Backed Securities		x

Borrowing	x	x

Brady Bonds		x

Cash Equivalents	x	x

Commercial Paper	x	x

Common Stock	x	x

Contracts for Difference	x

Convertibles	x	x

Corporates	x	x

Depositary Receipts	x	x

Derivatives	x	x

Emerging Market Securities	x	x

Equity Securities	x	x

Fixed Income Securities	x	x

Floaters		x

Foreign Currency	x	x

Foreign Securities	x	x

Forwards	x	x

1

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Futures Contracts	x	x

High Yield Securities		x

Inverse Floaters		x

Investment Companies	x	x

Investment Funds		x

Investment Grade Securities	x	x

Limited Partnerships	x	x

Loan Participations and Assignments		x

Mortgage Related Securities		x

—Mortgage-Backed Securities		x

—Collateralized Mortgage Obligations		x

—Stripped Mortgage-Backed Securities		x

—Commercial Mortgage-Backed Securities		x

Municipals		x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x

Options	x	x

Private Investments in Public Equity	x	x

Preferred Stock	x	x

Public Bank Loans		x

Real Estate Investment Trusts	x	x

Repurchase Agreements	x	x

Reverse Repurchase Agreements	x	x

Rights	x	x

Securities Lending	x	x

Short Selling	x	x

2

EQUITY AND BALANCED PORTFOLIOS

	Mid Cap Growth Portfolio	Balanced Portfolio
Structured Investments	x

Swaps	x	x

U.S. Government Securities	x	x

Warrants	x	x

When-Issued and Delayed Delivery Securities and Forward Commitments	x	x

When, As and If Issued Securities	x	x

Yankee and Eurobond Obligations	x	x

Zero Coupons	x	x

3

FIXED INCOME PORTFOLIOS

Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Limited Duration Portfolio
Investments

ADRs	x	x	x

Agencies	x	x	x

Asset-Backed Securities	x	x	x

Borrowing	x	x	x

Brady Bonds	x	x	x

Cash Equivalents	x	x	x

Commercial Paper	x	x	x

Common Stock

Convertibles	x	x	x

Corporates	x	x	x

Depositary Receipts	x	x	x

Derivatives	x	x	x

Emerging Market Securities	x	x	x

Equity Securities

Fixed Income Securities	x	x	x

Floaters	x	x	x

Foreign Currency		x	x

Foreign Securities	x	x	x

Forwards		x	x

Futures Contracts	x	x	x

High Yield Securities		x	x

4

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Limited Duration Portfolio
Inverse Floaters	x	x	x

Investment Companies	x	x	x

Investment Funds

Investment Grade Securities	x	x	x

Limited Partnerships

Loan Participations and Assignments		x

Mortgage Related Securities	x	x	x

—Mortgage-Backed Securities	x	x	x

—Collateralized Mortgage Obligations	x	x	x

—Stripped Mortgage-Backed Securities	x	x	x

—Commercial Mortgage-Backed Securities	x	x	x

Municipals	x	x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x	x	x

Options	x	x	x

Private Investments in Public Equity

Preferred Stock	x	x	x

Public Bank Loans		x

Repurchase Agreements	x	x	x

Reverse Repurchase Agreements	x	x	x

Rights		x

Securities Lending	x	x	x

Short Selling	x	x	x

Structured Investments	x	x	x

5

FIXED INCOME PORTFOLIOS

	Core Fixed Income Portfolio	Core Plus Fixed Income Portfolio	Limited Duration Portfolio
Swaps	x	x	x

U.S. Government Securities	x	x	x

Warrants	x

When-Issued and Delayed Delivery Securities and Forward Commitments	x	x	x

When, As and If Issued Securities	x	x	x

Yankee and Eurobond Obligations	x	x	x

Zero Coupons	x	x	x

6

INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the "Adviser") to the Fund.

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolios' investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by a Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. A Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed

7

securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing: Each Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Each Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. Each Portfolio will maintain asset coverage in accordance with the 1940 Act.

Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The use of leverage also may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, each Portfolio may not issue any class of senior security, except that each Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. A Portfolio will only invest in Brady Bonds consistent with its quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds

8

distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Each Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

A Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) Each Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSRO") in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA, Inc. ("Fitch"));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers,

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and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.

Contracts for Difference ("CFDs"): The Mid Cap Growth Portfolio may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Portfolio buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Portfolio's shares, may be reduced. The Portfolio will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually

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subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which a Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher-rated securities. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Corporates: Corporate bonds ("Corporates") are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio will buy Corporates subject to any quality constraints. If a Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. Portfolios may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, a Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: Certain Portfolios may, but are not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Portfolio is a function of numerous variables, including market conditions. A Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further a Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by a Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Portfolio may use and the risks of those instruments are described in further detail below. A Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with a Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The

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use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.
•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Portfolio's interests. A Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for a Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects a Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in a Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce a Portfolio's risk of loss, it may also limit a Portfolio's opportunity for gains or result in losses by offsetting or limiting a Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, a Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by a Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, a Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions.

•  A Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be

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disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to a Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, a Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to a Portfolio's potential economic exposure under the transaction. A Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to a Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or a Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Portfolio is permitted to set aside liquid assets in an amount equal to a Portfolio's daily marked-to-market net obligations (i.e., a Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, a Portfolio will have the ability to employ leverage to a greater extent than if a Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of a Portfolio to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. A Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on a Portfolio and its counterparties, may impact a Portfolio's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. Derivatives positions of all investment companies advised by the

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Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

A Portfolio's use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company for U.S. federal income tax purposes.

In February 2012, the CFTC adopted certain regulatory changes that may impact the Fund by subjecting the Adviser to registration with the CFTC as the commodity pool operator ("CPO") of a Portfolio, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If the Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of a Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Emerging Market Securities: The Portfolios may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in an emerging market or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely

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affect the economies of such countries or the value of a Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Portfolios that invest in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Related Securities, Municipals, Preferred Stock, Public Bank Loans, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, When-Issued and Delayed Delivery Securities and Forward Commitments, Yankee and Eurobond Obligations and Zero Coupons.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

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Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, a Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of a Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: Certain Portfolios investing in foreign securities will regularly transact security purchases and sales in foreign currencies. These Portfolios may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. Portfolios may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their

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trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolios may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolios will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. Certain Portfolios may enter into foreign currency forward exchange contracts to hedge their respective holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolios will endeavor to achieve most favorable execution costs in their portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may

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become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Certain Portfolios may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Portfolio and poorer overall performance for a Portfolio than if it had not entered into foreign currency forward exchange contracts. Certain Portfolios may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which a Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

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A Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of a Portfolio's portfolio securities.

When required by law, a Portfolio will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of a Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of a Portfolio's commitments with respect to such contracts.

A Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase a Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Portfolio.

In addition, a Portfolio may be required to maintain segregated cash or liquid assets in order to cover futures transactions. A Portfolio will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by a Portfolio and the aggregate value of the initial and variation margin payments made by a Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" above.

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Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to a Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Portfolio would be required to make daily cash payments to maintain its required margin. A Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. A Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with a Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that a Portfolio holds may be downgraded to below investment grade by the rating agencies. If a Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and a Portfolio may experience sudden and substantial price declines.

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A lower level of liquidity might have an effect on a Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its securities accurately. A Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Companies: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The 1940 Act generally prohibits a Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolios from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. A Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent a Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

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Exchange-Traded Funds ("ETFs"). Certain Portfolios may invest in shares of various ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), a Portfolio would bear its ratable share of that entity's expenses. At the same time, a Portfolio would continue to pay its own investment management fees and other expenses. As a result, a Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. Portfolios that may invest in these Investment Funds will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Any Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolios will earmark or segregate liquid assets or otherwise cover the transactions that may give rise to such risk as required by applicable rules and regulatory pronouncements of the SEC. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Limited Partnerships: A limited partnership interest entitles a Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. A Portfolio that invests in limited partnership interests may invest to the same extent in limited liability company interests. Limited liability company interests have similar characteristics as limited partnership interests.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. A Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of

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Loans ("Assignments") from third parties. In the case of a Participation, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to a Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. A Portfolio may invest in securities issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"), private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, a Portfolio will purchase only MBSs that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the

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ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBSs (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risks."

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by a Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. A Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolios will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac in order to support the conservatorship. First, the U.S. Treasury entered into "Preferred Stock Purchase Agreements" (PSPAs) under which, if the Federal Housing Finance Agency ("FHFA") determines that Fannie Mae's or Freddie Mac's liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash

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capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that was available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which terminated in December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

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The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third-party guarantees are insufficient to make payments, a Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, inverse floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

A Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. Certain Portfolios may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent a Portfolio invests in IOs and POs, it may increase the risk of fluctuations in the net asset value of a Portfolio.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

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CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolios will meet the quality criteria set out in the prospectus for the Portfolios.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the

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issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolios.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolios to achieve their investment objectives. In that event, the Fund's Trustees and officers would reevaluate investment objectives and policies and consider recommending to shareholders changes in such objectives and policies.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Portfolio to achieve its investment objective.

The Portfolios eligible to purchase municipal bonds may also purchase bonds the income on which is subject to the AMT ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market will be limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not a Portfolio will consider such

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securities to be illiquid (and subject to each Portfolio's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolios in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolios may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a Portfolio may be required to bear the expenses of registration.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolios and their counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. Certain Portfolios may write call and put options. As the writer of a call option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised a Portfolio is not required to deliver the underlying security but retains the premium received.

Certain Portfolios may only write call options that are "covered." A call option on a security is covered if (a) a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by a Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by a Portfolio; or (b) a Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that a Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

Certain Portfolios may write put options. As the writer of a put option, a Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, a Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

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A Portfolio may only write put options that are "covered." A put option on a security is covered if (a) a Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) a Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by a Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that a Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, a Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Portfolio may close out an options position which it has written through a closing purchase transaction. A Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option. A Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by a Portfolio. A closing purchase transaction may or may not result in a profit to a Portfolio. A Portfolio could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise price and expiration date as the option written by a Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation a Portfolio can realize on an investment, or may cause a Portfolio to hold a security that it might otherwise sell.

Purchasing Options. Certain Portfolios may purchase call and put options. As the buyer of a call option, a Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, a Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to a Portfolio, minus the premium paid. As the buyer of a put option, a Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, a Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to a Portfolio, minus the premium paid. A Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Portfolio. A Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk

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of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, a Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to a Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, a Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by a Portfolio could cause a Portfolio to sell portfolio securities, thus increasing a Portfolio's portfolio turnover.

•  A Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  A Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

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•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  A Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by a Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. A Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out a Portfolio's futures position.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Private Investments in Public Equity: A Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

As a general matter, a Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Trustees. The Portfolios may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation

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of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Fund's Equity, Fixed Income and Balanced Portfolios may all purchase preferred stocks.

Public Bank Loans: Certain Portfolios may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, BBB or higher by Standard & Poor's) or below investment grade (below Baa by Moody's or below BBB by Standard & Poor's). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, a Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to a Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to a Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Real Estate Investment Trusts: Certain Portfolios may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: The Portfolios may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution

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will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolios follow procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Portfolio will seek to liquidate such collateral. However, the exercising of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, a Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. A Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement. See "Leverage Risks," above, for a description of leverage risk.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. A Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: Each Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

Each Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.

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However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Selling: A short sale is a transaction in which a Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

A Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. A Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Short sales by a Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when a Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

Structured Investments: Certain Portfolios also may invest a portion of their assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

A Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because a Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

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Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Portfolio's investment objectives and policies, a Portfolio is not limited to any particular form or variety of swap contract. A Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. Certain Portfolios may also enter into related derivative instruments including caps, floors and collars.

A Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Portfolio to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If a Portfolio enters into a swap agreement on other than a net basis, a Portfolio will segregate or earmark cash or liquid assets with a value equal to the full amount of a Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make.

Certain Portfolios may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Portfolio sells caps, floors

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and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of a Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay or a restructuring. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Portfolio will generally segregate or earmark liquid assets to cover any potential obligation under a credit default swap sold by a Portfolio. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation as exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants are in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect a Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: The term "U.S. Government securities" refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Government securities that certain Portfolios may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, certain Portfolios may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

Certain of the Portfolios may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, certain Portfolios may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments: A Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. A Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. A Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage Risks" above for a description of leverage risk.

When, As and If Issued Securities: A Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of a Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

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Yankee and Eurobond Obligations: Each Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolios will purchase may include bonds issued and denominated in euros. Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: Each Portfolio may invest in zero coupon bonds ("Zero Coupons"), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. Each Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

INVESTMENT LIMITATIONS

Fundamental Limitations. Each Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, each Portfolio will not change its objective and will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)  purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

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(4)  invest in a manner inconsistent with its classification as a "diversified company" as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6)  underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7)  acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and

(8)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. Each Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, no Portfolio will:

(1)  purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that each Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(2)  sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(3)  pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that each Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(4)  invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

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(5)  invest for the purpose of exercising control over management of any company; and

(6)  invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that no Portfolio will invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolios may enter into interfund lending arrangements. Interfund loans and borrowings permit each Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. A Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, a Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objectives and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third

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party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Fund and/or certain Portfolios currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Six business days after month end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 38 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Gallagher Fiduciary Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and

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Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE OF SHARES

Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investments will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; and (vii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

Investors purchasing and redeeming shares of the Portfolios through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization.

Class H shares are subject to a sales charge equal to a maximum of 3.50% (4.75% with respect to the Balanced and Mid Cap Growth Portfolios) calculated as a percentage of the offering price. Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

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Conversion To a New Share Class. If the value of an account falls below the investment minimum for the Class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for Class H shares or Class L shares because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

The Fund is not currently offering Class H and Class L shares of the Mid Cap Growth Portfolio. The Fund may commence offering Class H and Class L shares of the Mid Cap Growth Portfolio in the future. Any such offerings of the Mid Cap Growth Portfolio's Class H and Class L shares may commence and terminate without any prior notice.

REDEMPTION OF SHARES

Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See each prospectus for additional information about redeeming shares of a Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

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SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Fund's Portfolios to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class P shares, Class H shares and Class L shares.

In the calculation of a Portfolio's NAV: (1) an equity portfolio security listed or traded on the NYSE, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of a Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

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Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors/Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund.

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Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Trustees. The Fund seeks as Trustee individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustee is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustee nomination process is provided below under the caption "Independent Trustee and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of

48

their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairpersonof the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

***  Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

***  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or who are officers its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2011)
Independent:
Frank L. Bowman(1)	*	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	*	over $100,000
Michael F. Klein	*	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	*	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

*  Joseph J. Kearns—Balanced Portfolio ($10,001-$50,000); Corporate Bond Portfolio ($50,001-$100,000). Michael F. Klein—Mid Cap Growth Portfolio ($10,001-$50,000). Frank L. Bowman—Mid Cap Growth Portfolio ($10,001-$50,000). W. Allen Reed—Mid Cap Growth Portfolio ($10,001-$50,000).

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

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As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2011, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain

55

Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of Meetings
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

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Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy, after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Trustee or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Trustee of NVR, Inc., Trustee of Evergreen Energy and Trustee of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Trustee of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Trustee of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management

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industry based on his current positions as Managing Trustee of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Trustee of iShares Inc. and his service as Trustee and Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Trustee of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a Trustee and Director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Independent Trustees for Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards of enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed

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and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation. Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2011 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

COMPENSATION(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
Frank L. Bowman	$18,799	$225,750
Michael Bozic	19,824	241,500
Kathleen A. Dennis	18,799	225,750
Manuel H. Johnson	22,409	273,000
Joseph J. Kearns(2)(3)	23,699	306,750
Michael F. Klein	18,799	225,750
Michael E. Nugent	34,472	420,000
W. Allen Reed(2)(3)	18,796	225,750
Fergus Reid(3)	19,824	259,500

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Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
James F. Higgins	$17,249	$210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2011: Mr. Kearns, $8,769; Mr. Reed, $18,796.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	6,805	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, is a wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

Under an Investment Advisory Agreement (the "Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objectives and policies of each Portfolio of the Fund, manages the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of the Adviser to make investment decisions for the Fund's Portfolios and to place each Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolios and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), each

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Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets for the quarter:

Portfolio	Rate (%)
Mid Cap Growth	0.500%

Core Fixed Income	0.375%

Core Plus Fixed Income	0.375% of the portion of the daily net assets not exceeding $1 billion; and 0.300% of the portion of the daily net assets exceeding $1 billion

Limited Duration	0.300%

Balanced	0.450%

The Adviser has agreed to reduce or waive its advisory fees and/or reimburse certain expenses to the extent necessary, if any, to keep total annual operating expenses deducted from Portfolio assets for Class H and Class L from exceeding 0.75% and 1.00%, respectively, of average daily net assets for the Core Fixed Income Portfolio. In determining the actual amount of advisory fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses certain investment related expenses. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

The following table reflects for each Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended September 30, 2009, 2010 and 2011.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)
Mid Cap Growth	$12,603	$21,076	$34,346	$—	$—	$—	$147	$257	$456
Core Fixed Income	303	168	—	136	140	259	6	4	2
Core Plus Fixed Income	3,897	3,065	1,360	—	—	—	53	46	18
Limited Duration	1,045	705	561	—	—	—	8	6	3
Balanced	251	221	204	—	—	—	26	5	7

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each Portfolio which approved the Agreement, and to any Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to each Portfolio, based on their relative net assets. Each Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

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Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley's consolidated financial results; or constitutes a violation of Morgan Stanley's risk policies and standards.

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•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors may include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers at September 30, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Balanced Portfolio
Mark A. Bavoso	3	$627.2 million	2	$610.8 million	10	$3.9 billion(1)
Cyril Moullé-Berteaux	5	$780.9 million	2	$610.8 million	9	$3.9 billion(1)
Core Fixed Income Portfolio and Core Plus Fixed Income Portfolio
Jaidip Singh	10	$2.0 billion	0	$0	18	$6.7 billion(2)
Neil Stone	9	$958.4 million	0	$0	64	$12.5 billion(2)
Limited Duration Portfolio
Joseph Mehlman	5	$613.5 million	0	$0	53	$12.6 billion
Jaidip Singh	10	$2.0 billion	0	$0	18	$6.7 billion(2)
Neil Stone	9	$958.4 million	0	$0	64	$12.5 billion(2)

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Mid Cap Growth Portfolio
Dennis P. Lynch	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
David S. Cohen	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Sam G. Chainani	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Alexander T. Norton	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Jason C. Yeung	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Armistead B. Nash	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion

(1)  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

(2)  Of these other accounts, one account with a total of approximately $725.7 million in assets, had performance-based fees.

(3)  Of these other accounts, five accounts with a total of approximately $2.2 billion in assets, had performance-based fees.

Securities Ownership of Portfolio Managers (at September 30, 2011, unless otherwise noted)

Balanced Portfolio

Mark Bavoso — None

Cyril Moullé-Berteaux — None

Core Fixed Income Portfolio

Jaidip Singh — None

Neil Stone — None

Core Plus Fixed Income Portfolio

Jaidip Singh — $1-$10,000

Neil Stone — $50,001-$100,000

Limited Duration Portfolio

Joseph Mehlman — $1-$10,000

Jaidip Singh — $1-$10,000

Neil Stone — None

Mid Cap Growth Portfolio

Dennis P. Lynch — over $1 million

David S. Cohen — $100,001-$500,000

Sam G. Chainani — $100,001-$500,000

Alexander T. Norton — $50,001-$100,000

Jason C. Yeung — $100,001-$500,000

Armistead B. Nash — $10,001-$50,000

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at 522 Fifth Avenue, New York, NY 10036, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class H and Class L

Effective November 29, 2007, the Fund adopted a Shareholder Services Plan for Class H shares (the "Class H Plan") and effective June 9, 2008, the Fund adopted a Distribution and Shareholder Services Plan for Class L shares (the "Class L Plan"), each pursuant to Rule 12b-1 under the 1940 Act (together, the "Plans"). The Plans provide that the Fund, on behalf of each Portfolio, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized fee of up to 0.25% of the average daily net assets of each

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Portfolio attributable to Class H shares or Class L shares. This service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority ("FINRA") Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Fund, on behalf of each Portfolio, may pay the Distributor an annualized distribution fee of up to 0.25% of the average daily net assets of each Portfolio (except the Balanced and Mid Cap Growth Portfolios) and up to 0.50% of the average daily net assets of the Balanced and Mid Cap Growth Portfolios attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services.

The Plans were approved by the Fund's Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolios, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolios and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolios. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  on Class I, Class P, Class H and Class L shares of the Portfolios held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  on Class I and Class P shares of the Portfolios held in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, in addition to the amounts referenced in paragraph (1) above, an ongoing annual fee in an amount up to 35% of each Portfolio's advisory fees accrued from the average daily net asset value of such shares.

(3)  On Class I and Class P shares of the Portfolios held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney and CGM may provide Morgan Stanley Smith Barney and CGM and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney and CGM do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolios or the amount that the Portfolios receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney and CGM as to their compensation. Currently, there are no compensation arrangements in place with other Intermediaries.

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FUND ADMINISTRATION

The Adviser also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the "Administration Agreement"). Under the Administration Agreement, the Adviser receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements.

For the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2009 (000)	2010 (000)	2011 (000)
Mid Cap Growth	$2,039	$3,413	$5,568
Core Fixed Income	95	67	55
Core Plus Fixed Income	855	663	294
Limited Duration	281	190	150
Balanced	49	40	37

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

OTHER SERVICE PROVIDERS

Custodian. State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. Morgan Stanley Services Company Inc., P.O. Box, 219804, Kansas City, MO 64121-9804, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Trustees, generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolios. In such instances, each Portfolio may pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc., which fees may be calculated and incurred on a class-by-class basis.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of each Portfolio.

Fund Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In so doing, the Adviser will consider

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all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients.

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value

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of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission which results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund did not effect any principal transactions with an affiliated broker or dealer.

Commissions Paid

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid brokerage commissions of approximately $4,448,600, $3,101,357 and $4,382,245, respectively. During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $57,602, $15,471 and $28,416, respectively, as brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.65% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.57% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $0, $31,380 and $32,396, respectively, as brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Citigroup, Inc. and/or its affiliated

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broker-dealers represented approximately 0.74% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.36% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended September 30, 2011, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2011
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers			Commissions Paid to Citigroup, Inc. and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Mid Cap Growth	$4,301,540	$28,416	0.66%	0.98%	$29,708	0.69%	0.52%
Core Fixed Income	4,192	—	—	—	—	—	—
Core Plus Fixed Income	31,688	—	—	—	—	—	—
Limited Duration	6,964	—	—	—	—	—	—
Balanced	31,260	—	—	—	2,688	8.60%	2.48%

For the fiscal years ended September 30, 2009 and September 30, 2010, each Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows. No brokerage commissions were paid to Citigroup, Inc. and/or affiliated broker-dealers by any Portfolio during the period from June 1, 2009 to September 30, 2009.

	Brokerage Commissions Paid During Fiscal Years Ended September 30, 2009 and 2010
	Fiscal Year Ended September 30, 2009		Fiscal Year Ended September 30, 2010
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker- dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker- dealers	Citigroup, Inc. and/or its affiliated broker- dealers
Mid Cap Growth	$2,003,152	$13,873	$2,915,371	$15,098	$31,342
Core Fixed Income	21,172	—	8,328	—	—
Core Plus Fixed Income	172,259	—	93,503	—	—
Limited Duration	46,467	—	20,823	—	—
Balanced	24,116	—	50,914	373	38

Regular Broker-Dealers. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2011, the following Portfolios purchased securities issued by the Fund's regular broker-dealers:

VALUE OF PORTFOLIO HOLDINGS

Portfolio	Regular Broker-Dealer	Approximate Value of Portfolio Holdings as of September 30, 2011
Balanced	Bank of America Securities LLC	$542,000
	Credit Suisse Group AG	82,000
	State Street Bank and Trust Co.	72,000
	Goldman Sachs & Co.	291,000
	JP Morgan Securities, Inc.	921,000
	UBS Financial Services, Inc.	41,000

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Portfolio	Regular Broker-Dealer	Approximate Value of Portfolio Holdings as of September 30, 2011
Core Fixed Income	JP Morgan Securities Inc.	$1,054,000
	Barclays Capital Group	222,000
Core Plus Fixed Income	Bank of America Securities LLC	4,688,000
	Barclays Capital Group	551,000
	JP Morgan Securities, Inc.	6,253,000
Limited Duration	JP Morgan Securities Inc.	1,019,000
	Goldman Sachs & Co.	1,225,000
	Bank of America Securities LLC	2,647,000
	BNP Paribas SA	906,000
	Wells Fargo & Co.	1,406,000
	UBS Financial Services, Inc.	1,136,000

Portfolio Turnover. The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolios to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Tax Considerations," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the "Declaration of Trust"). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. Each of the Portfolios are diversified. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently, the Fund consists of eight Portfolios.

The shares of each Portfolio of the Fund are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of each Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

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Dividends and Distributions

The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

Each Portfolio of the Fund is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by a Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

In all Portfolios undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

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The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

Each Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of a Portfolio will affect the amount, timing and character of distributions made by such Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolios generally are not a consideration for shareholders that are tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, each Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions. If a Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

Each Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, each Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98.2% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for a Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) a Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of a Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

Each Portfolio of the Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

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Gains or losses on the sale of securities by a Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by a Portfolio when a Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolios may be "Section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by a Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by a Portfolio. In addition, losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of a Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

A Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that a Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from a Portfolio. Such dividends

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and distributions, to the extent of the Portfolio's current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. If certain holding period requirements are met with respect to their shares in a Portfolio, a portion of income dividends received by a shareholder before January 1, 2013 may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions by a Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from a Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains at a rate of 30% (or a lower tax treaty rate, if applicable). Such shareholders may also be subject to United States estate tax with respect to their shares.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2014, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business, is not, however, included in this definition.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 a Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Unless the provisions discussed above are extended or made permanent by Congress, distributions made by a Portfolio of investment income and short-term capital gains in taxable years beginning on or after January 1, 2012 will be treated like other distributions and may be subject to U.S. tax and withholding like regular distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributions. Further, even if the provisions are extended, there may be withholding on a portion of distributions by a Portfolio. In addition, a Portfolio may determine to not make designations of interest-related dividends of short-term capital gain dividends which would result in increased withholding on distributions by such a Portfolio.

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Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. Each Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of a Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term if for one year or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains is scheduled to return to 20% for taxable years beginning after December 31, 2012. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Portfolios (or their administrative agent) are required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, each Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of shares of a Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a "U.S. real property

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holding corporation," as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's federal income tax liability on such disposition. However, for tax years beginning before January 1, 2012 (or a later date if extended by Congress), clause (ii) above will not apply if at all times during the testing period the value of the shares of a Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolios from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolios to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolios intend to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of a Portfolio's year, more than 50% of a Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If a Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolios will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in a Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of a Portfolio will be notified if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 31-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolios.

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PRINCIPAL HOLDERS OF SECURITIES

As of April 18, 2012, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the following Portfolios' outstanding shares.

CLASS I

Portfolio	Name and Address	% of Class
Balanced	Wells Fargo Bank NA PO Box 1533 Minneapolis MN 55480-1533	30.44%

Balanced	Kano Profit Sharing Plan PO Box 110098 Nashville, TN 37222-0098	30.04%

Balanced	People's Light & Theater Co 39 Conestoga Rd. Malvern PA 19355-1737	7.70%

Balanced	State Street Bk & Tr Co 616 Hanover PA 17331-7828Morning Glory Dr	5.68%

Core Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	96.38%

Core Plus Fixed Income	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	35.86%

Core Plus Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	33.36%

Core Plus Fixed Income	National Financial Services Corp FBO Their Customers Church Street Station New York NY 10008-3908	11.99%

Core Plus Fixed Income	AK Steel Corp Master Pension Trust 9227 Centre Pointe Drive West Chester OH 45069-4822	5.32%

Limited Duration	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	94.23%

Mid Cap Growth	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	44.08%

Mid Cap Growth	Charles Schwab & Co Inc. 101 Montgomery St San Francisco CA 94104-4151	7.51%

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CLASS P

Portfolio	Name and Address	% of Class
Balanced	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	96.46%

Core Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	94.91%

Core Fixed Income	National Financial Services LLC 200 Liberty St. New York, NY 10281-1003	5.09%

Core Plus Fixed Income	Reliance Trust Company 8515 East Orchard Road 2T2 Greenwood VLG CO 80111-5002	30.01%

Core Plus Fixed Income	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	23.07%

Core Plus Fixed Income	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	16.37%

Core Plus Fixed Income	Morgan Stanley & Co 1035 Park Ave New York NY 10028-0912	11.03%

Core Plus Fixed Income	Morgan Stanley & Co 3402 Mount Bonnell Rd Austin, TX 78731-5850	10.62%

Limited Duration	Morgan Stanley & Co Harborside Financial Center Plaza II, 3rd Floor Jersey City NJ 07311	100.00%

Mid Cap Growth	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	44.10%

Mid Cap Growth	National Financial Services Corp One World Financial Center, 5th Floor New York NY 10281-1003	15.30%

Mid Cap Growth	Charles Schwab & Co Inc 101 Montgomery St San Francisco CA 94104-4151	8.26%

Mid Cap Growth	Wells Fargo Bank NA 1525 West WT Harris Blvd Charlotte NC 28288-1076	5.34%

The persons listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of such Portfolio.

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PERFORMANCE INFORMATION

The average annual total return (cumulative return shown for periods less than one year) of Class I shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	1.07%	2.46%	4.37%	6.89%	12/31/1992
Core Fixed Income	4.34%	3.26%	4.13%	7.01%	09/29/1987
Core Plus Fixed Income	3.74%	2.26%	3.75%	7.62%	11/14/1984
Limited Duration	0.71%	-1.79%	0.53%	3.27%	03/31/1992
Mid Cap Growth	0.47%	6.21%	8.69%	12.57%	03/30/1990

The average annual total return (cumulative return for periods less than one year) of Class P shares of each Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.83%	2.19%	4.11%	5.39%	11/01/1996
Core Fixed Income	4.11%	3.03%	3.89%	4.53%	03/01/1999
Core Plus Fixed Income	3.57%	2.01%	3.49%	4.64%	11/07/1996
Limited Duration	0.45%	N/A	N/A	-3.48%	09/28/2007
Mid Cap Growth	0.22%	5.94%	8.42%	9.28%	01/31/1997

The average annual total return (after taxes on distributions) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative returns for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.60%	1.69%	3.54%	4.94%	12/31/1992
Core Fixed Income	3.23%	1.62%	2.29%	4.54%	09/29/1987
Core Plus Fixed Income	2.27%	0.41%	1.76%	4.78%	11/14/1984
Limited Duration	0.10%	-3.17%	-0.78%	1.53%	03/31/1992
Mid Cap Growth	0.43%	6.17%	8.67%	10.65%	03/30/1990

The average annual total return (after taxes on distributions and redemption) of Class I shares of each Portfolio for the periods noted is set forth below (cumulative return for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Balanced	0.79%	1.71%	3.32%	4.89%	12/31/1992
Core Fixed Income	2.79%	1.80%	2.42%	4.56%	09/29/1987
Core Plus Fixed Income	2.40%	0.82%	2.00%	4.84%	11/14/1984
Limited Duration	0.46%	-2.28%	-0.28%	1.75%	03/31/1992
Mid Cap Growth	0.37%	5.37%	7.73%	10.23%	03/30/1990

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The aggregate total return of each Portfolio for the periods noted is set forth below. One year aggregate total return figures are reflected under the average annual total return figures provided above.

Portfolio†	5 Years ended 09/30/11*	10 Years ended 09/30/11*	Inception to 09/30/11*	Date of inception of Class
Balanced	12.93%	53.36%	248.77%	12/31/1992
Core Fixed Income	17.39%	49.82%	408.99%	09/29/1987
Core Plus Fixed Income	11.81%	44.48%	620.41%	11/14/1984
Limited Duration	-8.63%	5.43%	87.18%	03/31/1992
Mid Cap Growth	35.17%	130.15%	1175.84%	03/30/1990

†  Performance information for the Class H and Class L shares of the Portfolios will be provided once the Class H and Class L shares of the Portfolios have completed a full calendar year of operations.

*  The above performance information relates solely to Class I. Performance for Class P would be lower because of the shareholder servicing fees charged to Class P. Performance for Class H would be lower because of the sales charge and shareholder servicing fees charged to Class H. Performance for Class L would be lower because of the distribution fees and shareholder servicing fees charged to Class L.

The 30-day yield figures for each of the Fund's Fixed Income Portfolios is set forth below:

Class I Portfolios†	Period Ending 09/30/11
Core Fixed Income	4.99%
Core Plus Fixed Income	6.52%
Limited Duration	1.72%
Balanced	1.96%
Class P Portfolios†	Period Ending 09/30/11
Core Fixed Income	4.73%
Core Plus Fixed Income	6.26%
Limited Duration	1.47%
Balanced	1.71%

†  The 30-day yield figures for the Class H and Class L shares of the Portfolios will be provided once the Class H and Class L shares of the Portfolios have completed a full calendar year of operations.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended September 30, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promotes consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

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We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the

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board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would

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exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

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2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director

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of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

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3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

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APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

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b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic

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conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

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MORGAN STANLEY INSTITUTIONAL FUND TRUST

Global Strategist Portfolio
522 Fifth Avenue
New York, NY 10036

STATEMENT OF ADDITIONAL INFORMATION

July 16, 2012

Morgan Stanley Institutional Fund Trust (the "Fund") is a mutual fund consisting of seven portfolios offering a variety of investment alternatives, one of which is included in this Statement of Additional Information ("SAI") (the "Portfolio"). The Portfolio offers Class I, Class P, Class H and Class L shares.

Share Class and Ticker Symbol
	Class I	Class P	Class H	Class L
Global Strategist Portfolio (formerly Balanced Portfolio)	MPBAX	MBAAX	MSBHX	MSDLX

This SAI is not a prospectus but should be read in conjunction with the Portfolio's prospectus, dated July 16, 2012, as may be supplemented from time to time. To obtain the prospectus, please call Shareholder Services at the number indicated below.

The Fund's most recent Annual Report to Shareholders is a separate document supplied with this SAI and includes the Fund's audited financial statements, including notes thereto, and the report of Ernst & Young LLP, which are incorporated by reference into this SAI. The Fund's financial statements for the six months ended March 31, 2012, which are unaudited, are incorporated herein by reference from the Fund's Semi-Annual Report to Shareholders.

The Portfolio is "diversified" and, as such, the Portfolio's investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786
PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

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THE PORTFOLIO'S INVESTMENTS AND STRATEGIES

The Portfolio's prospectus describes the investment objective, principal investment strategies and principal risks associated with the Portfolio. The Portfolio may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following table summarizes the permissible investments for the Portfolio. The table excludes investments that the Portfolio may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the table.

Global Strategist Portfolio
Investments

ADRs	x

Agencies	x

Asset-Backed Securities	x

Borrowing	x

Brady Bonds	x

Cash Equivalents	x

Commercial Paper	x

Common Stock	x

Convertibles	x

Corporates	x

Depositary Receipts	x

Derivatives	x

Emerging Market Securities	x

Equity Securities	x

Fixed Income Securities	x

Floaters	x

Foreign Currency	x

Foreign Securities	x

Forwards	x

Futures Contracts	x

High Yield Securities	x

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Global Strategist Portfolio
Inverse Floaters	x

Investment Companies	x

Investment Funds	x

Investment Grade Securities	x

Limited Partnership Interests	x

Loan Participations and Assignments	x

Mortgage Related Securities	x

—Mortgage-Backed Securities	x

—Collateralized Mortgage Obligations	x

—Stripped Mortgage-Backed Securities	x

—Commercial Mortgage-Backed Securities	x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x

Options	x

Private Investments in Public Equity	x

Preferred Stock	x

Real Estate Investment Trusts	x

Repurchase Agreements	x

Reverse Repurchase Agreements	x

Rights	x

Securities Lending	x

Short Selling	x

Structured Investments	x

Swaps	x

U.S. Government Securities	x

Warrants	x

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Global Strategist Portfolio
When-Issued and Delayed Delivery Securities and Forward Commitments	x

When, As and If Issued Securities	x

Yankee and Eurobond Obligations	x

Zero Coupons	x

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INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the "Adviser") to the Fund.

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolio's investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities.

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Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing: The Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Portfolio will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The use of leverage also may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with its quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for

5

the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation ("FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) The Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSRO") in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA, Inc. ("Fitch"));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers,

6

and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial Paper: See Cash Equivalents.

Common Stock: Common stocks are equity securities representing an ownership interest in a corporation, entitling the shareholder to voting rights and receipt of dividends paid based on proportionate ownership.
Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities. Certain of the convertible securities in which the Portfolio may invest are rated below investment grade or are unrated. The prices of such securities are likely to be more sensitive to adverse economic changes, resulting in increased volatility of market prices of these securities during periods of economic uncertainty, or adverse individual corporate developments, than higher-rated securities. In addition, during an economic downturn or substantial period of rising interest rates, lower rated issuers may experience financial stress.

Corporates: Corporate bonds ("Corporates") are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporates subject to any quality constraints. If the Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

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Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, the Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: The Portfolio may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Portfolio is a function of numerous variables, including market conditions. The Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by the Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolio may use and the risks of those instruments are described in further detail below. The Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Portfolio's interests. The Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as

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those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Portfolio's risk of loss, it may also limit the Portfolio's opportunity for gains or result in losses by offsetting or limiting the Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions.

•  The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale

9

information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, the Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Portfolio's potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of the Portfolio's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Portfolio to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. The Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Portfolio and its counterparties, may impact the Portfolio's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Portfolio's use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company for U.S. federal income tax purposes.

In February 2012, the CFTC adopted certain regulatory changes that may impact the Fund by subjecting the Adviser to registration with the CFTC as the commodity pool operator ("CPO") of the Portfolio, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If the Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of the Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Emerging Market Securities: The Portfolio may invest in emerging market securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in an emerging market or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more

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of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security

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specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Related Securities, Preferred Stock, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, When-Issued and Delayed Delivery Securities and Forward Commitments, Yankee and Eurobond Obligations and Zero Coupons.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of the Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

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Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: The Portfolio may transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. The Portfolio may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency

13

risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below) and Investment Funds. Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The Portfolio may enter into foreign currency forward exchange contracts to hedge its holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, investments in certain foreign markets which have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

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Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: A foreign currency forward exchange contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the foreign currency forward exchange contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to foreign currency forward exchange contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into foreign currency forward exchange contracts. The Portfolio may enter into foreign currency forward exchange contracts under various circumstances. The typical use of a foreign currency forward exchange contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a foreign currency forward exchange contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize foreign currency forward exchange contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Portfolio will not enter into foreign currency forward exchange contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

When required by law, the Portfolio will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of foreign currency forward exchange contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolio may be limited in its ability to enter into hedging transactions involving foreign currency forward exchange contracts by the Code requirements relating to qualification as a regulated investment company.

Foreign currency forward exchange contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate

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(interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Portfolio will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" above.

Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several

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trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that the Portfolio holds may be downgraded to below investment grade by the rating agencies. If the Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and the Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on the Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, the Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid

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to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Companies: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolio may invest in shares of various ETFs. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Portfolio may invest are leveraged. The more the Portfolio invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. The Portfolio will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa

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represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. Any Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark or segregate liquid assets or otherwise cover the transactions that may give rise to such risk as required by applicable rules and regulatory pronouncements of the SEC. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Limited Partnership Interests: A limited partnership interest entitles the Portfolio to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Portfolio generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. The Portfolio may invest in limited liability company interests to the same extent it invests in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

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Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the investing Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities. With mortgage-backed securities ("MBSs"), many mortgagees' obligations to make monthly payments to their lending institution are pooled together and passed through to investors. The pools are assembled by various governmental, Government-related and private organizations. The Portfolio may invest in securities issued or guaranteed by Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"), private issuers and other government agencies. MBSs issued by non-agency issuers, whether or not such securities are subject to guarantees, may entail greater risk, since private issuers may not be able to meet their obligations under the policies. If there is no guarantee provided by the issuer, The Portfolio will purchase only MBSs that, at the time of purchase, are rated investment grade by one or more NRSROs or, if unrated, are deemed by the Adviser to be of comparable quality.

MBSs are issued or guaranteed by private sector originators of or investors in mortgage loans and structured similarly to governmental pass-through securities. Because private pass-throughs typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality, however, they are generally structured with one or more of the types of credit enhancement described below. Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are. Freddie Mac securities are supported by Freddie Mac's right to borrow from the U.S. Treasury. Each of GNMA, Fannie Mae and Freddie Mac guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. Although Freddie Mac has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan, Freddie Mac now issues MBSs (Freddie Mac Gold PCS) that also guarantee timely payment of monthly principal reductions. Resolution Funding Corporation ("REFCORP") obligations are backed, as to principal payments, by zero coupon U.S. Treasury bonds and, as to interest payments, ultimately by the U.S. Treasury.

There are two methods of trading MBSs. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (To Be Announced) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBSs are traded on a TBA basis. See also "Leverage Risks."

Like fixed income securities in general, MBSs will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancings of home mortgages, with the result that the average life of MBSs held by the Portfolio may be lengthened. As average life extends, price volatility generally increases. This extension of average life causes the market price of the MBSs to decrease further when interest rates rise than if their average lives were fixed. However, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk because additional mortgage prepayments must be reinvested at lower interest rates. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of the average life movement could be and to calculate the effect that it will have on the price of the MBS. In selecting MBSs, the Adviser looks for those that offer a higher yield to compensate for any

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variation in average maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories. The Portfolio may invest, without limit, in MBSs issued by private issuers when the Adviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. The Portfolio will purchase securities issued by private issuers that are rated investment grade at the time of purchase by Moody's, Fitch or S&P or are deemed by the Adviser to be of comparable investment quality.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. Each Fannie Mae certificate represents a pro rata interest in one or more pools of mortgage loans insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veteran Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans") or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multi-family projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

In September 2008, the U.S. Treasury Department announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac in order to support the conservatorship. First, the U.S. Treasury entered into "Preferred Stock Purchase Agreements" (PSPAs) under which, if the Federal Housing Finance Agency ("FHFA") determines that Fannie Mae's or Freddie Mac's liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that was available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which terminated in December 2009. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of Fannie Mae and Freddie Mac. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal and interest on certificates that are based on and backed by a pool of FHA Loans, VA Loans or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Each Ginnie Mae certificate represents a pro rata interest in one or more of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed

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rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one to four-family housing units.

Collateralized Mortgage Obligations. The Portfolio may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, inverse floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

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The Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities ("SMBS"). An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Portfolio invests in IOs and POs, it may increase the risk of fluctuations in the net asset value of the Portfolio.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

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Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Portfolio and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Portfolio may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

The Portfolio may only write call options that are "covered." A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Portfolio may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Portfolio may only write put options that are "covered." A put option on a security is covered if (a) the Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolio may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to the Portfolio. The Portfolio could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise price and expiration date as the option written by the Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus,

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the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options. The Portfolio may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

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Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio's portfolio turnover.

•  The Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Portfolio's options transactions may be limited by limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

•  The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the

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underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio's futures position.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Private Investments in Public Equity: The Portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

As a general matter, the Portfolio may not invest more than 15% of its net assets in illiquid securities, such as securities for which there is not a readily available secondary market or securities that are restricted from sale to the public without registration. However, certain Restricted Securities can be offered and sold to qualified institutional buyers under Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "1933 Act"), and may be deemed to be liquid under guidelines adopted by the Fund's Board of Trustees. The Portfolio may invest without limit in liquid Rule 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.

Preferred Stock: Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities.

Real Estate Investment Trusts: The Portfolio may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Portfolio indirectly bears REIT management expenses along with the direct expenses of the Portfolio. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: The Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the

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institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement. See "Leverage Risks," above, for a description of leverage risk.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. The Portfolio that purchases a right takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: The Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

The Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

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There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Selling: A short sale is a transaction in which the Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. The Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when the Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

Structured Investments: The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Portfolio is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss.

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As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Portfolio's investment objectives and policies, the Portfolio is not limited to any particular form or variety of swap contract. The Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

The Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate or earmark cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

The Portfolio may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to

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receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If the Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay or a restructuring. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolio will generally segregate or earmark liquid assets to cover any potential obligation under a credit default swap sold by the Portfolio. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation as exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants are in transactions in derivatives traded on organized exchanges.

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•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: The term "U.S. Government securities" refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments: The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage Risks" above for a description of leverage risk.

When, As and If Issued Securities: The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

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An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: The Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolio will purchase may include bonds issued and denominated in euros. Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: The Portfolio may invest in zero coupon bonds ("Zero Coupons"), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

INVESTMENT LIMITATIONS

Fundamental Limitations. The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, the Portfolio will not change its objective and will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)  purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or

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(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4)  invest in a manner inconsistent with its classification as a "diversified company" as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6)  underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7)  acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and

(8)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. The Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, the Portfolio will not:

(1)  purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that the Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(2)  sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(3)  pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(4)  invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with

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Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(5)  invest for the purpose of exercising control over management of any company; and

(6)  invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that the Portfolio will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolio may enter into interfund lending arrangements. Interfund loans and borrowings permit the Portfolio to lend money directly to and borrow from other portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. The Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, the Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser or the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings information pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and

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analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser, the Fund and/or the Portfolio currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

BlackRock Financial Management Inc(*)	Complete portfolio holdings	Daily basis	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Monthly basis	Approximately six business days after month end

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Gallagher Fiduciary Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions; (iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

PURCHASE OF SHARES

The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investments will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; (vii) clients who owned Portfolio shares as of December 31, 2007; and (viii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

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Investors purchasing and redeeming shares of the Portfolio through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Class I shares.

Class H shares are subject to a sales charge equal to a maximum of 4.75% calculated as a percentage of the offering price. Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Conversion To a New Share Class. If the value of an account falls below the investment minimum for the Class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for Class I shares, Class P shares, Class H shares or Class L shares because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Fund's prospectuses under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See the prospectus for additional information about redeeming shares of the Portfolio.

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TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Portfolio to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class P shares, Class H shares and Class L shares.

In the calculation of the Portfolio's NAV: (1) an equity portfolio security listed or traded on the NYSE, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of the Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

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Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular

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reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors/Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Trustees. The Fund seeks as Trustee individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustee is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustee nomination process is provided below under the caption "Independent Trustee and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

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Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairpersonof the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

***  Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

***  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or who are officers its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2011)
Independent:
Frank L. Bowman(1)	*	over $100,000
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	*	over $100,000
Michael F. Klein	*	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed(1)	*	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	over $100,000

*  Joseph J. Kearns—Global Strategist Portfolio ($10,001-$50,000); Corporate Bond Portfolio ($50,001-$100,000). Michael F. Klein—Mid Cap Growth Portfolio ($10,001-$50,000). Frank L. Bowman—Mid Cap Growth Portfolio ($10,001-$50,000). W. Allen Reed—Mid Cap Growth Portfolio ($10,001-$50,000).

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of December 31, 2011, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of each Portfolio of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

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The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the 1940 Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L.

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Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of Meetings
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy, after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition,

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Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Trustee or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Trustee of NVR, Inc., Trustee of Evergreen Energy and Trustee of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Trustee of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Trustee of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Trustee of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Trustee of iShares Inc. and his service as Trustee and Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Trustee of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

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Mr. Reid has served on a number of mutual fund boards, including as a Trustee and Director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Independent Trustees for Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards of enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation. Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving as a Trustee of the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

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The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2011 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

COMPENSATION(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
Frank L. Bowman	$18,799	$225,750
Michael Bozic	19,824	241,500
Kathleen A. Dennis	18,799	225,750
Manuel H. Johnson	22,409	273,000
Joseph J. Kearns(2)(3)	23,699	306,750
Michael F. Klein	18,799	225,750
Michael E. Nugent	34,472	420,000
W. Allen Reed(2)(3)	18,796	225,750
Fergus Reid(3)	19,824	259,500
James F. Higgins	17,249	210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2011: Mr. Kearns, $8,769; Mr. Reed, $18,796.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the

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amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$42,107	$43,940
Manuel H. Johnson	30,210	64,338
Michael E. Nugent	6,805	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, is a wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of March 31, 2012, the Adviser, together with its affiliated asset management companies, had approximately $303.8 billion in assets under management or supervision.

Under an Investment Advisory Agreement (the "Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Portfolio pays the Adviser an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rate, to the Portfolio's average daily net assets for the quarter:

Portfolio	Rate (%)
Global Strategist	0.450%

The following table reflects for the Portfolio (i) the advisory fee paid; and (ii) the advisory fee waived and/or affiliated rebates for each of the past three fiscal years ended September 30, 2009, 2010 and 2011.

	Advisory Fees Paid (After Fee Waivers and/or Affiliated Rebates)			Advisory Fees Waived			Affiliated Rebates
Portfolio	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)	2009 (000)	2010 (000)	2011 (000)
Global Strategist	$251	$221	$204	$—	$—	$—	$26	$5	$7

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented

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to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Portfolio of the Fund. If the holders of any portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to each portfolio which approved the Agreement, and to any portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to the Portfolio, based on its relative net assets. The Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley's consolidated financial results; or constitutes a violation of Morgan Stanley's risk policies and standards.

•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors may include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

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Other Accounts Managed by Portfolio Managers at September 30, 2011:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Global Strategist Portfolio
Mark A. Bavoso	3	$627.2 million	2	$610.8 million	10	$3.9 billion(1)
Cyril Moullé-Berteaux	5	$780.9 million	2	$610.8 million	9	$3.9 billion(1)

(1)  Of these other accounts, two accounts with a total of approximately $1.1 billion in assets, had performance-based fees.

Securities Ownership of Portfolio Managers (at September 30, 2011)

Global Strategist Portfolio

Mark Bavoso — None

Cyril Moullé-Berteaux — None

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at 522 Fifth Avenue, New York, NY 10036, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class P, Class H and Class L

Effective July 1, 2007, the Fund adopted a Shareholder Services Plan for Class P shares (the "Class P Plan"). Effective November 29, 2007, the Fund adopted a Shareholder Services Plan for Class H shares (the "Class H Plan") and effective June 9, 2008, as amended and restated on March 1, 2012, the Fund adopted a Distribution and Shareholder Services Plan for Class L shares (the "Class L Plan"), each pursuant to Rule 12b-1 under the 1940 Act (together, the "Plans"). The Plans provide that the Fund, on behalf of the Portfolio, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class P shares, Class H shares or Class L shares, as applicable. This service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority ("FINRA") Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Fund, on behalf of the Portfolio, may pay the Distributor an annualized distribution fee of up to 0.50% of the average daily net assets of the Portfolio attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services.

The following table describes the shareholder servicing fees paid by the Portfolio with respect to its Class P shares pursuant to the Class P Plan and the distribution-related expenses for the Portfolio with respect to its Class P shares for the fiscal year ended September 30, 2011. Class H and Class L shares of the Portfolio had not commenced operations as of September 30, 2011. To the extent that expenditures on distribution-related activities exceed the fees paid by the Portfolio, the excess amounts were paid by the Adviser or the Distributor out of its own resources.

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Portfolio	Total Shareholder Servicing Fees Paid by Portfolio	Shareholder Servicing Expenses*	Shareholder Servicing Fees Retained by Morgan Stanley Distribution, Inc. (Expenditures in Excess of Shareholder Servicing Fees)
Class P
Global Strategist	$44,610	$44,034	$576

*  Includes payments for distribution and/or shareholder servicing to third parties and affiliated entities.

The Plans were approved by the Fund's Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley ("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolio. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  on Class I, Class P, Class H and Class L shares of the Portfolio held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  on Class I and Class P shares of the Portfolio held in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, in addition to the amounts referenced in paragraph (1) above, an ongoing annual fee in an amount up to 35% of the Portfolio's advisory fees accrued from the average daily net asset value of such shares.

(3)  On Class I and Class P shares of the Portfolio held in taxable accounts through any fee-based advisory program offered by Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney and CGM may provide Morgan Stanley Smith Barney and CGM and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which Morgan Stanley Smith Barney and CGM do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio or the amount that the Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any

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recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney and CGM as to their compensation. Currently, there are no compensation arrangements in place with other Intermediaries.

FUND ADMINISTRATION

The Adviser also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the "Administration Agreement"). Under the Administration Agreement, the Adviser receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements.

For the fiscal years ended September 30, 2009, 2010 and 2011, the Portfolio paid the following administrative fees (no administrative fees were waived):

	Administrative Fees Paid
Portfolio	2009 (000)	2010 (000)	2011 (000)
Global Strategist	$49	$40	$37

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

OTHER SERVICE PROVIDERS

Custodian. State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. Morgan Stanley Services Company Inc., P.O. Box, 219804, Kansas City, MO 64121-9804, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Trustees, generally based on the number of classes, accounts and transactions relating to the Portfolio. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolio. In such instances, the Portfolio may pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc., which fees may be calculated and incurred on a class-by-class basis.

Independent Registered Public Accounting Firm. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021, serves as the independent registered public accounting firm for the Fund and audits the annual financial statements of the Portfolio.

Fund Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best

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execution with respect to all transactions for the Portfolio. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

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The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission which results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund did not effect any principal transactions with an affiliated broker or dealer.

Commissions Paid

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid brokerage commissions of approximately $4,448,600, $3,101,357 and $4,382,245, respectively. During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $57,602, $15,471 and $28,416, respectively, as brokerage commissions to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers represented approximately 0.65% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.57% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

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During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid in the aggregate $0, $31,380 and $32,396, respectively, as brokerage commissions to Citigroup, Inc. and/or its affiliated broker-dealers. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Citigroup, Inc. and/or its affiliated broker-dealers represented approximately 0.74% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.36% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

For the fiscal year ended September 30, 2011, the Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows:

	Brokerage Commissions Paid During Fiscal Year Ended September 30, 2011
		Commissions Paid to Morgan Stanley & Co. LLC and/or its affiliated broker-dealers			Commissions Paid to Citigroup, Inc. and/or its affiliated broker-dealers
Portfolio	Total Commissions Paid	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions	Total Commissions	Percent of Total Commissions	Percent of Total Brokered Transactions
Global Strategist	$31,260	$—	—	—	$2,688	8.60%	2.48%

For the fiscal years ended September 30, 2009 and September 30, 2010, the Portfolio paid brokerage commissions, including brokerage commissions paid to affiliated broker-dealers, as follows. No brokerage commissions were paid by the Portfolio to Citigroup, Inc. and/or affiliated broker-dealers during the period from June 1, 2009 to September 30, 2009 or to Morgan Stanley & Co. LLC and/or affiliated broker-dealers for the fiscal year ended September 30, 2009.

	Brokerage Commissions Paid During Fiscal Years Ended September 30, 2009 and 2010
	Fiscal Year Ended September 30, 2009		For the Period 06/01/09- 09/30/09	Fiscal Year Ended September 30, 2010
Portfolio	Total	Morgan Stanley & Co. LLC and/or its affiliated broker- dealers	Citigroup, Inc. and/or its affiliated broker- dealers	Total	Morgan Stanley & Co. LLC and/or its affiliated broker- dealers	Citigroup, Inc. and/or its affiliated broker- dealers
Global Strategist	$24,116	$—	$—	$50,914	$373	$38

Regular Broker-Dealers. The Fund's regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the fiscal year ended September 30, 2011, the Portfolio purchased securities issued by the Fund's regular broker-dealers:

VALUE OF PORTFOLIO HOLDINGS

Portfolio	Regular Broker-Dealer	Approximate Value of Portfolio Holdings as of September 30, 2011
Global Strategist	Bank of America Securities LLC	$542,000
	Credit Suisse Group AG	82,000
	State Street Bank and Trust Co.	72,000
	Goldman Sachs & Co.	291,000
	JP Morgan Securities, Inc.	921,000
	UBS Financial Services, Inc.	41,000

Portfolio Turnover. The Portfolio generally does not invest for short-term trading purposes; however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have

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been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolio to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Tax Considerations," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the "Declaration of Trust"). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. The Portfolio is diversified. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series ("Portfolios") of shares. Currently, the Fund consists of seven Portfolios.

The shares of the Portfolio are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Portfolio of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

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The Portfolio is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by the Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Portfolio.

Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount, timing and character of distributions made by the Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolio generally are not a consideration for shareholders that are tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

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Investment Company Taxation: The Portfolio is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, the Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions. If the Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

The Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, the Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98.2% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by the Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Portfolio when the Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Portfolio.

Some of the options, futures contracts, forward contracts, and swap agreements entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and

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40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap agreements undertaken by the Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of the Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

The Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that the Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event a Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Portfolio. Such dividends and distributions, to the extent of the Portfolio's current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. If certain holding period requirements are met with respect to their shares in the Portfolio, a portion of income dividends received by a shareholder before January 1, 2013 may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions by the Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any

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such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Portfolio of investment income and short-term capital gains at a rate of 30% (or a lower tax treaty rate, if applicable). Such shareholders may also be subject to United States estate tax with respect to their shares.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2014, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business, is not, however, included in this definition.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 the Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Unless the provisions discussed above are extended or made permanent by Congress, distributions made by the Portfolio of investment income and short-term capital gains in taxable years beginning on or after January 1, 2012 will be treated like other distributions and may be subject to U.S. tax and withholding like regular distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributions. Further, even if the provisions are extended, there may be withholding on a portion of distributions by the Portfolio. In addition, the Portfolio may determine to not make designations of interest-related dividends of short-term capital gain dividends which would result in increased withholding on distributions by the Portfolio. The Portfolio has not made such designations in the past and does not expect to make such designations in the future.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset

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value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term if for one year or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains is scheduled to return to 20% for taxable years beginning after December 31, 2012. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of the Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Portfolio (or its administrative agent) is required to report to the Internal Revenue Service ("IRS") and furnish to Portfolio shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out") or some other specific identification method. Unless you instruct otherwise, the Portfolio will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Portfolio shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Portfolio shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of shares of the Portfolio for shares of another Portfolio are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio's shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of the Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a "U.S. real property holding corporation," as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's federal income tax liability on such disposition. However, for tax years beginning before January 1, 2012 (or a later date if extended by Congress), clause (ii) above will not apply if at all times during the testing period the value of the shares of the Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account

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Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolios' assets to be invested within various countries is not known. The Portfolio intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of the Portfolio's year, more than 50% of the Portfolio's assets are represented by foreign securities, then such Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If the Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in the Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of the Portfolio will be notified if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolio.

PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2012, the following persons or entities own, of record or beneficially, more than 5% of the shares of any Class of the Portfolio's outstanding shares.

CLASS I

Portfolio	Name and Address	% of Class
Global Strategist	Kano Profit Sharing Plan PO Box 110098 Nashville, TN 37222-0098	29.85%

Global Strategist	Wells Fargo Bank NA PO Box 1533 Minneapolis MN 55480-1533	29.75%

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Portfolio	Name and Address	% of Class
Global Strategist	People's Light & Theater Co 39 Conestoga Rd. Malvern PA 19355-1737	7.57%

Global Strategist	State Street Bk & Tr Co 616 Morning Glory Dr Hanover PA 17331-7828	5.56%

CLASS P

Portfolio	Name and Address	% of Class
Global Strategist	Fidelity Investments Institutional Operations 100 Magellan Way KWIC Covington KY 41015-1999	96.70%

CLASS H

Portfolio	Name and Address	% of Class
Global Strategist	Morgan Stanley Investment Management 100 Front Street One Tower Bridge West Conshohocken, PA 19428-2800	100.00%

CLASS L

Portfolio	Name and Address	% of Class
Global Strategist	Morgan Stanley Investment Management 100 Front Street One Tower Bridge West Conshohocken, PA 19428-2800	100.00%

The persons listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a result, those persons would have the ability to vote a majority of the shares of the respective Portfolio on any matter requiring the approval of shareholders of the Portfolio.

PERFORMANCE INFORMATION

The average annual total return (cumulative return shown for periods less than one year) of Class I shares of the Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Global Strategist	1.07%	2.46%	4.37%	6.89%	12/31/1992

The average annual total return (cumulative return for periods less than one year) of Class P shares of the Portfolio for the periods noted is set forth below:

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Global Strategist	0.83%	2.19%	4.11%	5.39%	11/01/1996

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The average annual total return (after taxes on distributions) of Class I shares of the Portfolio for the periods noted is set forth below (cumulative returns for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Global Strategist	0.60%	1.69%	3.54%	4.94%	12/31/1992

The average annual total return (after taxes on distributions and redemption) of Class I shares of the Portfolio for the periods noted is set forth below (cumulative return for periods less than one year):

Portfolio	1 Year Return 09/30/11	5 Years ended 09/30/11	10 Years ended 09/30/11	Inception to 09/30/11	Date of inception of Class
Global Strategist	0.79%	1.71%	3.32%	4.89%	12/31/1992

The aggregate total return of the Portfolio for the periods noted is set forth below. One year aggregate total return figures are reflected under the average annual total return figures provided above.

Portfolio	5 Years ended 09/30/11*	10 Years ended 09/30/11*	Inception to 09/30/11*	Date of inception of Class
Global Strategist	12.93%	53.36%	248.77%	12/31/1992

*  The above performance information relates solely to Class I. Performance for Class P would be lower because of the shareholder servicing fees charged to Class P. Performance for Class H would be lower because of the sales charge and shareholder servicing fees charged to Class H. Performance for Class L would be lower because of the distribution fees and shareholder servicing fees charged to Class L. Performance information for the Class H and Class L shares of the Portfolio will be provided once the Class H and Class L shares of the Portfolio have completed a full calendar year of operations.

The 30-day yield figures for the Portfolio are set forth below:

Class I†	Period Ending 09/30/11
Global Strategist	1.96%
Class P†	Period Ending 09/30/11
Global Strategist	1.71%

†  The 30-day yield figures for the Class H and Class L shares of the Portfolio will be provided once the Class H and Class L shares of the Portfolio have completed a full calendar year of operations.

FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended September 30, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, and for the six month period ended March 31, 2012, which are unaudited, are herein incorporated by reference to the Fund's Annual and Semi-Annual Reports to Shareholders, respectively. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

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APPENDIX A

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promotes consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

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We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the

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board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would

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exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

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2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the

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director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the

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Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

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APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

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APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

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b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic

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conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

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STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley

Mid Cap Growth Fund

Share Class	Ticker Symbol
Class A	DGRAX

Class B	DGRBX

Class C	DGRCX

Class I	DGRDX

January 31, 2012

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated January 31, 2012) for Morgan Stanley Mid Cap Growth Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended September 30, 2011, including notes thereto, and the report of Ernst & Young LLP, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Mid Cap Growth Fund
522 Fifth Avenue
New York, NY 10036
(800) 869-NEWS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	21

	D. Disclosure of Portfolio Holdings	23

III.	Management of the Fund	26

	A. Board of Trustees	26

	B. Management Information	27

	C. Compensation	36

IV.	Control Persons and Principal Holders of Securities	38

V.	Investment Advisory and Other Services	38

	A. Adviser and Administrator	38

	B. Principal Underwriter	39

	C. Services Provided by the Adviser and Administrator	40

	D. Dealer Reallowances	41

	E. Rule 12b-1 Plan	41

	F. Other Service Providers	43

	G. Fund Management	44

	H. Codes of Ethics	46

	I. Proxy Voting Policy and Proxy Voting Record	46

	J. Revenue Sharing	46

VI.	Brokerage Allocation and Other Practices	48

	A. Brokerage Transactions	48

	B. Commissions	48

	C. Brokerage Selection	48

	D. Regular Broker-Dealers	50

VII.	Capital Stock and Other Securities	50

VIII.	Purchase, Redemption and Pricing of Shares	51

	A. Purchase/Redemption of Shares	51

	B. Offering Price	52

IX.	Taxation of the Fund and Shareholders	53

X.	Underwriters	56

XI.	Performance Data	56

XII.	Financial Statements	57

XIII.	Fund Counsel	57

	Appendix A — Proxy Voting Policy and Procedures	A-1

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Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Adviser.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Mid Cap Growth Fund, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

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I. FUND HISTORY

The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on December 28, 1982, with the name Dean Witter Developing Growth Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Developing Growth Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Developing Growth Securities Trust. Effective January 31, 2008, the Fund's name was changed to Morgan Stanley Mid Cap Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital growth.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks" and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Derivatives.  The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by U.S. Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives.

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse, and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Fund and its counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

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Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised, and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options.  The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing

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sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions.  The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses

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different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the SEC, CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin"

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payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures.  A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances. The typical use of a forward or futures contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward or futures contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward or futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward or futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward or futures contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Forward and futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

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Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions.  The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. With limited exceptions swap agreements are not generally entered into or traded on exchanges. For most swaps, is no central clearing or guaranty function. Therefore, swaps are generally subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's

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investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate or earmark cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Index Swaps.  An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps.  Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps.  A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Swaptions.  An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps.  The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

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Structured Investments

The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities and may be listed and traded on an exchange or otherwise traded in the OTC Market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment

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purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations ( i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to earmark or segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. The Fund's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Fund and its counterparties, may impact the Fund's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Contracts for Difference ("CFDs").  The Fund may purchase CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor

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its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced.

To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFDs and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Money Market Securities.  The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities.  Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association), or instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.  Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit.  Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions.  Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit.  Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper.  Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements.  The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

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In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

Loans of Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

When-Issued and Delayed Delivery Securities and Forward Commitments.  From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.  The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent

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event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements and Restricted Securities.  The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Such securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. To the extent these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity.  The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships.  A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Convertible Securities.  The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include

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preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Warrants.  The Fund may acquire warrants. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

Real Estate Investment Trusts ("REITs").  REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized managements skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Zero Coupon Securities.  A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater market price fluctuations during

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periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

Borrowing.  The Fund may borrow money from a bank in an amount up to 25% of the Fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may borrow to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The Fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act. Leveraging Fund investments has speculative characteristics.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Foreign Investment.  Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

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Emerging Market Securities.  An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts.  Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial

20

institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities.  Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs").  The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted), and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

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The Fund will:

1. Seek long-term capital growth.

The Fund will not:

1. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (valued at the time of investment) may be invested in any one industry classification used by the Fund for investment purposes. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

3.  Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

4.  Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

5.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6.  Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7.  Make loans of money or property to any person except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

8.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

In addition, as non-fundamental policies, which can be changed with Board approval and without shareholder vote, the Fund will not:

1.  Make short sales of securities, except short sales against the box.

2.  Invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3.  Write, purchase or sell puts, calls or combinations thereof.

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4.  Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. In no instance may the Adviser of the Fund receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings pursuant to certain exemptions set forth in the Policy. Third parties eligible for exemptions under the Policy and therefore eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities or related derivative securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party pursuant to an exemption unless and until the third party recipient has entered into a non-disclosure agreement with the Fund and the arrangement has been reviewed and approved, as set forth in the Policy and discussed below. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year-end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent Directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis). Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

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Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

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Name	Information Disclosed	Frequency(1)	Lag Time
Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

All disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be reviewed by Morgan Stanley Investment Management's ("MSIM") Legal and Compliance Division and approved by the Head of the Long-Only Business of MSIM. Disclosures made to third parties in connection with (i) broker-dealer interest lists; (ii) shareholder in-kind distributions;

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(iii) attribution analyses; or (iv) transition managers are pre-approved for purposes of the Policy. In addition, the following categories of third parties that may receive non-public portfolio holdings information are also pre-approved provided that they enter into non-disclosure agreements (as discussed above) (i) fund rating agencies; (ii) information exchange subscribers; (iii) consultants and analysts (including defined benefit and defined contribution plan sponsors, and variable annuity providers); (iv) portfolio analytics providers; and (v) service providers.

The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) at the next regularly scheduled meeting (i) any material information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption; and (ii) any new non-disclosure agreements entered into during the reporting period. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General.  The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers.  The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function.  The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees.  The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2011) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

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Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Politicial Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Counsil of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes and directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes and directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JP Morgan Funds complex managed by JP Morgan Investment Management Inc.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes and directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2011) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes and directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly Secretary of the Adviser and various entities affiliated with the Adviser.

*  Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2011)
Independent:

Frank L. Bowman(1)	None	over $100,000

Michael Bozic	None	over $100,000

Kathleen A. Dennis	$50,001 - $100,000	over $100,000

Manuel H. Johnson	None	over $100,000

Joseph J. Kearns(1)	None	over $100,000

Michael F. Klein	None	over $100,000

Michael E. Nugent	None	over $100,000

W. Allen Reed(1)	None	over $100,000

Fergus Reid(1)	None	over $100,000

Interested:

James F. Higgins	None	over $100,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving

32

fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and

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Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most

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Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where Mr. Bozic also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the

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Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.
The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having Same Individuals as Trustees for the Morgan Stanley Funds.  The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification.  The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee and, effective January 1, 2012, Sub-Committee Chairpersons receive an additional annual retainer fee of $31,500. Prior to January 1, 2012, each Sub-Committee Chairperson received an annual retainer fee of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

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The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, certain Morgan Stanley Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2011 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Retail Funds and Institutional Funds) for the calendar year ended December 31, 2011.

Compensation(1)

Name of Independent Trustee:	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$402	$225,750
Michael Bozic	424	241,500
Kathleen A. Dennis	402	225,750
Manuel H. Johnson	480	273,000
Joseph J. Kearns(2)	507	306,750
Michael F. Klein	402	225,750
Michael E. Nugent	738	420,000
W. Allen Reed(2)	402	225,750
Fergus Reid	424	259,500
Name of Interested Trustee:
James F. Higgins	369	210,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2011: Mr. Kearns, $444 and Mr. Reed, $952.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2011 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid, pursuant to the deferred compensation plan was $532,157, $674,903 and $523,935, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

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The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended September 30, 2011 and by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Fund as of the fiscal year ended September 30, 2011 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$911	$42,107	$967	$43,940
Manuel H. Johnson	676	30,210	1,420	64,338
Michael E. Nugent	151	6,805	1,269	57,539

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of December 30, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 47.82%; Charles Scwab & Co Inc., Special Custody Account for Exclusive Benefit of Customers, 101 Montgomery St., San Francisco, CA 94104 — 12.21%; State Street Bank & Trust Company, FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090 — 9.99%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of December 30, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 56.13%; Merrill Lynch Pierce Fenner & Smith Inc., For the Sole Benefit of its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246 — 7.04%. First Clearing, LLC, A/C 1699-0135, Special Custody Account for the Exclusive Benefit Customer, 2801 Market St., Saint Louis, MO 63103 — 8.80%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of December 30, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 57.89%; Citigroup Global Markets, Attn: Mutual Funds Department, Reconciliation & Accounts Control, 333 West 34th Street, 7th Floor, New York, NY 10001 — 10.99%; First Clearing, LLC, A/C 1699-0135, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market St., Saint Louis, MO 63103 — 10.06%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of December 30, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 42.80%; State Street Bank & Trust Company, FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090 — 11.52%; First Clearing, LLC, A/C 1699-0135, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market St., Saint Louis, MO 63103 — 10.50%; Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399 — 6.86%; Citigroup Omnibus Account, FBO its Customers, 333 West 34th Street, New York, NY 10001-2402 — 7.28%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

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Pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.42% to the portion of daily net assets not exceeding $500 million; and 0.395% to the portion of daily net assets exceeding $500 million. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

The following table shows for the Fund (i) the advisory fee paid; and (ii) the advisory fee waived and/or rebated from affiliated transactions for each of the past three fiscal years ended September 30, 2009, 2010 and 2011:

Advisory Fees Paid (After Fee Waivers and/or Rebate from Affiliated Transactions)			Advisory Fees Waived			Rebate from Affiliated Transactions
2009	2010	2011	2009	2010	2011	2009	2010	2011
$875,810	$1,162,555	$1,634,945	—	—	—	$7,782	$10,438	$17,411

For the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid compensation under its Administration Agreement as follows:

Compensation Paid for the Fiscal Year Ended September 30,
2009	2010	2011
$168,303	$223,427	$314,734

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co, which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

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C. Services Provided by the Adviser and Administrator

The Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution and Shareholder Services Plan pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (not including compensation or expenses of attorneys who are employees of the Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

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D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plan

The Fund has adopted a Plan of Distribution, effective July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C shares, respectively. Prior to July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted a Plan of Distribution with respect to the Class A, Class B and Class C shares between the Fund and Morgan Stanley Distributors Inc. (the "Prior Distributor"), pursuant to which the Prior Distributor provided certain services in connection with the promotion and sale of the Fund's shares (the "Prior Plan").

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor and the Prior Distributor have informed the Fund that each of them and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, as applicable, in approximate amounts as provided in the table below.

	2011		2010		2009
Class A	FSCs:(1)	$181,210	FSCs:(1)	$84,089	FSCs:(1)	$30,415
	CDSCs:	$500	CDSCs:	$1,478	CDSCs:	$6,584
Class B	CDSCs:	$6,971	CDSCs:	$16,243	CDSCs:	$26,427
Class C	CDSCs:	$4,021	CDSCs:	$728	CDSCs:	$939

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended September 30, 2011, Class A, Class B and Class C shares of the Fund made payments under the Plan and the Prior Plan amounting to $877,075, $157,401 and $236,105, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

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Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A, and 1.00% in the case of Class B and Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class B and Class C will be reimbursable under the Plan.

Each Class paid 100% of the amounts accrued under the Plan and the Prior Plan with respect to that Class for the fiscal year ended September 30, 2011 to the Distributor and the Prior Distributor, respectively. It is estimated that the Distributor and the Prior Distributor spent this amount in approximately the following ways: (i) 0% ($0) — advertising and promotional expenses; (ii) 0% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100% ($451,304) — other expenses, including the gross sales credit and the carrying charge, of which 84.99% ($383,541) represents carrying charges, 6.21% ($28,054) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 8.80% ($39,709) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan and the Prior Plan during the fiscal year ended September 30, 2011 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor and the Prior Distributor have advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $31,190,249 as of September 30, 2011 (the end of the Fund's fiscal year), which was equal to approximately 301.70% of the net assets of Class B on such date. Because there is no requirement under the Plan or the Prior Plan that the Distributor or the Prior Distributor, respectively, be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the

42

Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor and the Prior Distributor have advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives in the case of Class A and Class C at December 31, 2011 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor or the Prior Distributor, respectively, pursuant to the Plan or the Prior Plan, respectively.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9804, is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary

43

increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

As of June 7, 2011, Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, is the independent registered public accounting firm of the Fund. Prior to June 7, 2011, Deloitte & Touche LLP, located at Two World Financial Center, New York, NY 10281, was the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by the Portfolio Managers

Other Accounts Managed by Portfolio Managers at September 30, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Dennis P. Lynch	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
David S. Cohen	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Sam G. Chainani	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Alexander T. Norton	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Jason C. Yeung	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion
Armistead B. Nash	35	$16.5 billion	4	$2.9 billion	13	$1.1 billion

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

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Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley's consolidated financial results; or constitutes a violation of Morgan Stanley's risk policies and standards.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee's actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees' prior year compensation decisions.

•  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of September 30, 2011, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Dennis P. Lynch:	None(1)
David S. Cohen:	None(1)
Sam G. Chainani:	None(1)
Alexander T. Norton:	None(1)
Jason C. Yeung:	None(1)
Armistead B. Nash:	None(1)

(1)  Not included in the table above, the portfolio manager has made investments in one or more mutual funds managed by the same portfolio management team pursuant to a similar strategy.

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H. Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Citigroup Global Markets Inc. ("CGM") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney and CGM, as applicable, receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B, Class C and Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record an ongoing annual fee in an amount up to 0.13% of the total average quarterly net asset value of such shares.

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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(3)  On Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record, in addition to the amounts referenced in paragraph (2) above:

•  A gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 0.10% of the total average quarterly net asset value of such shares; or

•  An ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.08% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B and Class C shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

(3)  On Class I shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

•  A gross sales credit of 0.25% of the amount sold; and

•  An ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide such Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Intermediaries as to their compensation.

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter ("OTC") market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid a total of $181,712, $224,058 and $258,431, respectively, in brokerage commissions.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended September 30, 2009, 2010 and 2011, the Fund paid a total of $8,342, $1,175 and $1,704, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.66% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 1.40% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

For the period June 1, 2009 to September 30, 2009 and during the fiscal years ended September 30, 2010 and 2011, the Fund paid a total of $3,062, $2,432 and $2,026, respectively, in brokerage commissions to Citigroup, Inc. During the fiscal year ended September 30, 2011, the brokerage commissions paid to Citigroup, Inc. represented approximately 0.78% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 0.51% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

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The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Adviser effects transactions with those broker-dealers that the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealers, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage

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transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission that results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended September 30, 2011, the Fund did not purchase any securities issued by issuers who were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 2011, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for

50

action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Effective at the close of business on March 31, 2011, the Fund suspended offering its shares to new investors, except as follows. The Fund continues to offer its shares (1) through certain retirement plan accounts, (2) to clients of certain registered investment advisers who currently offer shares of the Fund in their asset allocation programs, (3) to directors and trustees of the Morgan Stanley Funds, (4) to Morgan Stanley affiliates and their employees and (5) to benefit plans sponsored by Morgan Stanley and its affiliates. The Fund continues to offer its shares to existing shareholders and, as market conditions permit, may recommence offering its shares to other new investors in the future. Any such offerings of the Fund's shares may be limited in amount and may commence and terminate without any prior notice.

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No

51

commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C and Class I shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

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Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

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The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of the income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the U.S. Internal Revenue Service ("IRS"). The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date if extended by the U.S. Congress). Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2013, unless the Non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from

54

such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business is not, however, included in this definition.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the IRS and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO ("first-in, first-out"), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially

55

identical to that fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended September 30, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	–4.43%	4.65%	8.35%	6.43%
Class B	04/29/83	–4.89%	4.67%	8.27%*	7.83%*
Class C	07/28/97	–0.89%	5.00%	8.12%	6.04%
Class I	07/28/97	1.12%	6.05%	9.18%	7.08%

Average annual returns assuming NO deduction of sales charge
Period Ended September 30, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	0.86%	5.79%	8.94%	6.84%
Class B	04/29/83	0.11%	5.00%	8.27%*	7.83%*
Class C	07/28/97	0.11%	5.00%	8.12%	6.04%
Class I	07/28/97	1.12%	6.05%	9.18%	7.08%

  Aggregate total returns assuming NO deduction of sales charge
  Period Ended September 30, 2011

Class	Inception Date	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	0.86%	32.50%	135.37%	155.40%
Class B	04/29/83	0.11%	27.61%	121.29%*	751.20%*
Class C	07/28/97	0.11%	27.64%	118.32%	129.62%
Class I	07/28/97	1.12%	34.12%	140.74%	163.70%

Average annual after-tax returns assuming deduction of maximum sales charge
  Class B
  Period Ended September 30, 2011

Calculation Methodology	Inception Date	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	04/29/83	–4.89%	4.11%	7.98	%*	6.81	%*
After taxes on distributions and redemptions	04/29/83	–3.18%	3.90%	7.28	%*	6.60	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflect this conversion (beginning April 2005).

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XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended September 30, 2011, including notes thereto, and the report of Ernst & Young LLP, an independent registered public accounting firm, are herein incorporated by reference to the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

On June 7, 2011, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm of the Fund. The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent registered public accounting firm as of June 7, 2011.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

*****

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promotes consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following

A-1

general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider witholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on

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stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/renumeration, nominating/governance or audit committee.

d.  We consider withholding support or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if, in our view, there has been insufficient board renewal (turnover0, particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve no more than two outside boards given the level of time commitment required in their primary job.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

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3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the U.S., we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the U.S., we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any other evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these

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positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market, we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

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However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the rights of holders of 10% or more of shares to call special meetings, unless the board or state law has a set policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be

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less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provision.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

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8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the U.S. and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate, social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that, if implemented, would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

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A. Committee Procedures

The Committee meets at least quarterly and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director and at least two portfolio managers (preferably members of the Committee) as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

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MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Approved by Morgan Stanley Funds Board on September 27-28, 2011

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STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Global Strategist Fund

Share Class	Ticker Symbol
Class A	SRTAX

Class B	SRTBX

Class C	SRTCX

Class I	SRTDX

Class R	SRTRX

Class W	SRTWX

November 30, 2011

This Statement of Additional Information ("SAI") is not a prospectus. The Prospectus (dated November 30, 2011) for Morgan Stanley Global Strategist Fund may be obtained without charge from the Fund at its address or telephone number listed below.

The Fund's audited financial statements for the fiscal year ended July 31, 2011, including notes thereto, and the report of Ernst & Young LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

Morgan Stanley
Global Strategist Fund
522 Fifth Avenue
New York, NY 10036
(800) 869-NEWS

I.	Fund History	4

II.	Description of the Fund and Its Investments and Risks	4

	A. Classification	4

	B. Investment Strategies and Risks	4

	C. Fund Policies/Investment Restrictions	24

	D. Disclosure of Portfolio Holdings	25

III.	Management of the Fund	29

	A. Board of Trustees	29

	B. Management Information	30

	C. Compensation	39

IV.	Control Persons and Principal Holders of Securities	40

V.	Investment Advisory and Other Services	41

	A. Adviser and Administrator	41

	B. Principal Underwriter	41

	C. Services Provided by the Adviser and Administrator	42

	D. Dealer Reallowances	43

	E. Rule 12b-1 Plans	43

	F. Other Service Providers	46

	G. Fund Management	46

	H. Codes of Ethics	48

	I. Proxy Voting Policy and Proxy Voting Record	48

	J. Revenue Sharing	48

VI.	Brokerage Allocation and Other Practices	50

	A. Brokerage Transactions	50

	B. Commissions	50

	C. Brokerage Selection	51

	D. Regular Broker-Dealers	52

VII.	Capital Stock and Other Securities	53

VIII.	Purchase, Redemption and Pricing of Shares	53

	A. Purchase/Redemption of Shares	53

	B. Offering Price	54

IX.	Taxation of the Fund and Shareholders	55

X.	Underwriters	58

XI.	Performance Data	58

XII.	Financial Statements	59

XIII.	Fund Counsel	59

Appendix A.	Proxy Voting Policy and Procedures	A-1

Appendix B.	Ratings of Investments	B-1

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Glossary of Selected Defined Terms

The terms defined in this glossary are frequently used in this SAI (other terms used occasionally are defined in the text of the document).

"Administrator" or "Morgan Stanley Services" — Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Adviser.

"Custodian" — State Street Bank and Trust Company.

"Distributor" — Morgan Stanley Distribution, Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Financial Advisors" — Morgan Stanley authorized financial services representatives.

"Fund" — Morgan Stanley Global Strategist Fund, a registered open-end investment company.

"Independent Trustees" — Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

"Adviser" — Morgan Stanley Investment Management Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

"Morgan Stanley & Co." — Morgan Stanley & Co. LLC, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

"Morgan Stanley Funds" — Registered investment companies for which the Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

"Morgan Stanley Smith Barney" — Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley.

"Transfer Agent" — Morgan Stanley Services Company Inc., a wholly-owned transfer agent subsidiary of Morgan Stanley.

"Trustees" — The Board of Trustees of the Fund.

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I. FUND HISTORY

The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on August 5, 1988 under the name Dean Witter Strategist Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Strategist Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Strategist Fund. Effective March 31, 2010, the Fund's name was changed to Morgan Stanley Global Strategist Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. Classification

The Fund is an open-end, diversified management investment company whose investment objective is to maximize the total return on its investments.

B. Investment Strategies and Risks

The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," and "Additional Information about the Fund's Investment Objective, Strategies and Risks."

Derivatives. The Fund may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Fund is a function of numerous variables, including market conditions. The Fund complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by U.S. Securities and Exchange Commission ("SEC") rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Fund's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives

Derivatives utilized by the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Fund may use and the risks of those instruments are described in further detail below. The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund's interests. The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Fund.

•  Using derivatives as a hedge against a portfolio investment subjects the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Fund's risk of loss, it may also limit the Fund's opportunity for gains or result in losses by offsetting or limiting the Fund's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse, and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

•  The Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Fund's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise,

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settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Fund's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the Fund and its counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Fund may write call and put options. As the writer of a call option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Fund is not required to deliver the underlying security but retains the premium received.

The Fund may only write call options that are "covered." A call option on a security is covered if (a) the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Fund may only write put options that are "covered." A put option on a security is covered if (a) the Fund segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or

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greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to a Fund. The Fund could close out its position as an option writer only if a liquid market exists for options on the same underlying security and having the same exercise price and expiration date as the option written by the Fund. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised, and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option, the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Fund, minus the premium paid. The Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Fund may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Fund. The Fund's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no

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assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currency. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Fund may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund's portfolio turnover.

•  The Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Fund's options transactions may be limited by limitations on options positions established by the SEC, CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities.

•  The Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.

In addition, the Fund may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Fund will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Currency Forward Contracts and Currency Futures. A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into currency forward or futures contracts. The Fund may enter into forward or futures contracts under various circumstances. The typical use of a forward or futures contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars

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or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward or futures contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Fund will not enter into forward or futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

When required by law, the Fund will segregate or earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward or futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

The Fund may be limited in its ability to enter into hedging transactions involving forward or futures contracts by the Internal Revenue Code of 1986, as amended (the "Code"), requirements relating to qualification as a regulated investment company.

Forward or futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund's futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash

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payments to maintain its required margin. The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Fund's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. With limited exceptions swap agreements are generally not entered into or traded on exchanges. For most swaps there is no central clearing or guaranty function. Therefore, swaps are generally subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. the Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars.

The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate or earmark cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

The Fund may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The

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purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in a foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means a bankruptcy, failure to pay, or a restructuring. The Fund may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Fund will generally segregate or earmark liquid assets to cover any potential obligation under a credit default swap sold by the Fund. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation like exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants in transactions in derivatives traded on organized exchanges.

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•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Fund's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

Structured Investments

The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

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Regulatory Matters

As described herein, the Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Fund's potential economic exposure under the transaction. The Fund will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Fund for investment purposes. If a large portion of the Fund's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligations (i.e., the Fund's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash settled derivatives, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. A fund's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Fund and its counterparties, may impact the Fund's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Fund's use of derivatives may be limited by the requirements of the Code, for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or SAI. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

Money Market Securities.  In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

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Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made

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subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Borrowing. The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Should the Board of Trustees remove this operating policy, the Fund would be permitted to borrow money from banks in accordance with the Investment Company Act, or the rules and regulations promulgated by the SEC thereunder. Currently, the Investment Company Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Fund will only borrow when the Adviser believes that such borrowings will benefit the Fund after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Fund will maintain asset coverage in accordance with the Investment Company Act.

Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Fund shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage also may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Fund may not issue any class of senior security, except that the Fund may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Fund borrowings and in the event such asset coverage falls below 300% the Fund will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Fund earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The

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Fund will also earmark cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

When, As and If Issued Securities.  The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

Private Placements and Restricted Securities. The Fund may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Private Investments in Public Equity. The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Limited Partnerships. A limited partnership interest entitles the Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, the Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership.

Warrants and Subscription Rights. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it. Warrants attached to portfolio securities are not subject to the foregoing limitations.

A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

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Foreign Investment. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

Investments in securities of foreign issuers may be denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

The Adviser may consider an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed-income securities and domestic companies may be subject to limitation in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by

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foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Depositary Receipts. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Brady Bonds. Brady Bonds are emerging market securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the Brady Plan). Brady Bonds have been issued fairly recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Fund will only invest in Brady Bonds consistent with quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled

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to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as speculative.

Sovereign Debt. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Below Investment Grade Securities. Below investment grade securities are generally rated less than Baa by Moody's or BBB by Standard & Poor's and are commonly referred to as "junk bonds" or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative. Compared with investment grade securities, the values of below investment grade securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

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Below investment grade securities are subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for these securities is generally less liquid than that for investment grade securities. In periods of reduced market liquidity, below investment grade bond prices may become more volatile, and both the market and the Fund may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on the Fund's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for such securities by various dealers. Under such conditions, the Fund may find it difficult to value its securities accurately. The Fund may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in below investment grade securities.

Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers of tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Investment Company Securities. Investment company securities are securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies and exchange-traded funds. The Fund may invest in investment company securities as may be permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from provisions of the Investment Company Act, as amended from time to time. The Investment Company Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of a portfolio's total assets in any one investment company, and no more than 10% in any combination of investment companies. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the Investment Company Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the Investment Company Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Fund bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Fund may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity's expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to

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investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Reverse Repurchase Agreements. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Fund will earmark cash or liquid assets or establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 5% of the Fund's total assets.

Commercial Mortgage Backed Securities ("CMBS"). The Fund may invest in CMBSs. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Collateralized Mortgage Obligations ("CMOs"). The Fund may invest in CMOs, which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity,

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monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

The Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities ("SMBS"). The Fund may invest in SMBS. An SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Fund invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Fund.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Fund may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk

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that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Inverse Floaters. Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

C. Fund Policies/Investment Restrictions

The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities.

The Fund will:

1. Seek to maximize the total return on its investments.

The Fund will not:

1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

4. Borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

5. Issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company

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Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

8. Invest in a manner inconsistent with its classification as a "diversified company" as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

In addition, as a non-fundamental policy, which can be changed with Board approval and without shareholder vote, the Fund will not:

1. Make short sales of securities, except short sales against the box.

2. Invest its assets in the securities of any investment company except as may permitted by (i) the Investment Company Act, as amended from time to time; (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time; or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.

3. Invest more than 15% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities.

4. Invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

The Fund has an operating policy, which may be changed by the Fund's Board of Trustees, not to borrow except from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. Disclosure of Portfolio Holdings

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

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The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities, provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

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Name	Information Disclosed	Frequency(1)	Lag Time
Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Quarterly basis(5)	At least one day after quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

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Name	Information Disclosed	Frequency(1)	Lag Time
Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, repectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a) The PHRC, which consists of members designated by Morgan Stanley Investment Management's and its affiliates ("MSIM") Long-Only Management Committee or its designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b) The PHRC periodically reviews and has the authority to amend as necessary MSIM's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c) The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing

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arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor, on the other.

(d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote.

(e) The PHRC, or its designee(s), documents in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) in accordance with the recordkeeping policy of MSIM. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. Board of Trustees

General.  The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function. The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund shareholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

B. Management Information

Independent Trustees.  The Fund seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustees nomination process is provided below under the caption "Independent Trustees and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2010) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

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Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992 to July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously, Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C), (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

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Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of the Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes and directorship at public companies and registered investment companies held by the Trustee at any time during the past five years.

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The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2010) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center, 201 Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly Secretary of the Adviser and various entities affiliated with the Adviser.

*  Each Officer serves an indefinite term, until his or her successor is elected.

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Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2010, is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2010)
Independent:
Frank L. Bowman(1)	None	over $100,000
Michael Bozic	over $100,000	over $100,000
Kathleen A. Dennis	None	over $100,000
Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	$50,001 - $100,000	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	$50,001 - $100,000	over $100,000
W. Allen Reed(1)	over $100,000	over $100,000
Fergus Reid(1)	None	over $100,000
Interested:
James F. Higgins	None	$1 - $10,000

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same

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complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the retail Morgan Stanley Funds have a Rule 12b-1 plan.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. ("NYSE"). The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

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The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1) Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2) Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3) Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended July 31, 2011, the Board of Trustees held the following meetings:

Board of Trustees	8
Committee/Sub-Committee:	Number of meetings:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA, the Naval Submarine League and the American Shipbuilding Suppliers Association. Mr. Bowman is also a Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy, after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy, and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

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Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Trustee or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a director of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Director of Morgan Stanley & Co. LLC and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director of Aetos Capital, LLC and as Director of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a director of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Director of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and director of certain investment companies in the JPMorgan Funds complex and as a Director or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having Same Individuals as Trustees for the Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees

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arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications.  Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. Compensation

Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Morgan Stanley Funds. Prior to January 1, 2011, each Trustee (except for the Chairperson of the Boards) received and annual retainer fee of $200,000 for serving the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 ($75,000 prior to January 1, 2011) and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000 ($60,000 prior to January 1, 2011). Other Committee Chairpersons receive an additional annual retainer fee of $31,500 ($30,000 prior to January 1, 2011) and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,750 ($15,000 prior to January 1, 2011). The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 ($400,000 prior to January 1, 2011) for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

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The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended July 31, 2011 and the aggregate compensation payable to each of the funds' Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2010.

Compensation(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to Trustee(3)
Frank L. Bowman	$1,504	$215,000
Michael Bozic	1,586	230,000
Kathleen A. Dennis	1,504	215,000
Manuel H. Johnson	1,793	260,000
Joseph J. Kearns(2)	1,896	290,000
Michael F. Klein	1,504	215,000
Michael E. Nugent	2,758	400,000
W. Allen Reed(2)	1,504	215,000
Fergus Reid	1,586	245,000
Name of Interested Trustee
James F. Higgins	1,379	200,000

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended July 31, 2011: Mr. Kearns, $702; Mr. Reed, $1,504.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2010 before deferral by the Trustees under the DC Plan. As of December 31, 2010, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $438,616, $478,362 and $594,829, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the retail Morgan Stanley Funds (the "Adopting Funds"), including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 2011 and by the Adopting Funds for the calendar year ended December 31, 2010, and the estimated retirement benefits for the Independent Trustees, from the Fund as of the fiscal year ended July 31, 2011 and from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement benefits accrued as fund expenses		Estimated annual benefits upon retirement(1)
	By the Fund	By all Adopting Funds	From the Fund	From all Adopting Funds
Michael Bozic	$911	$42,107	$967	$43,940
Manuel H. Johnson	651	30,210	1,420	64,338
Michael E. Nugent	145	6,805	1,269	57,539

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following owned beneficially or of record 5% or more of the outstanding Class A shares of the Fund as of November 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 77.37%. The following owned beneficially or of record 5% or more of the outstanding Class B shares of the Fund as of November 1, 2011: Morgan Stanley & Co., Harborside

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Financial Center, 201 Plaza Two, 3rd Floor, Jersey City, NJ 07311 — 72.33%. The following owned beneficially or of record 5% or more of the outstanding Class C shares of the Fund as of November 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd floor, Jersey City, NJ 07311 — 85.08%. The following owned beneficially or of record 5% or more of the outstanding Class I shares of the Fund as of November 1, 2011: Morgan Stanley & Co., Harborside Financial Center, 201 Plaza Two, 3rd floor, Jersey City, NJ 07311 — 50.59%; State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 — 7.83%; Morgan Stanley & Co. FBO, The ASCAP Foundation, ASCAP Building, One Lincoln Place, New York, NY 10023 — 30.06%. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. Adviser and Administrator

The Adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 522 Fifth Avenue, New York, NY 10036. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Pursuant to an Investment Advisory Agreement (the "Investment Advisory Agreement") with the Adviser, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Adviser monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the Fund determined as of the close of each business day: 0.42% to the portion of the daily net assets not exceeding $1.5 billion; and 0.395% to the portion of the daily net assets exceeding $1.5 billion. The investment advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

Administration services are provided to the Fund by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. The Fund pays the Administrator monthly compensation of 0.08% of daily net assets.

For the fiscal years ended July 31, 2009, 2010 and 2011, the Fund paid total investment advisory compensation in the amounts of $2,365,345, $2,402,992 and $2,384,555, respectively. For the fiscal years ended July 31, 2009, 2010 and 2011, advisory fees paid reflect the reduction of $159,708, $167,133 and $103,873, respectively, relating to the Fund's short-term cash investments in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class. Additionally, for the fiscal year ended July 31, 2011, advisory fees paid reflect the reduction of $2,376 relating to the Fund's investments in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio — Institutional Class.

For the fiscal years ended July 31, 2009, 2010 and 2011, the Fund paid compensation under the Administration Agreement in the amounts of $480,963, $489,548 and $474,439, respectively.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

B. Principal Underwriter

The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley Smith Barney and Morgan Stanley & Co., which through their own sales organizations sell shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

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The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. Services Provided by the Adviser and Administrator

The Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

Expenses not expressly assumed by the Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the six Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plans of Distribution and Shareholder Service Plan pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Adviser or any corporate affiliate of the Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Adviser (not including compensation or expenses of attorneys who are employees of the Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

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The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors.

The Advisory Agreement will remain in effect from year to year, provided continuance of the Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. Dealer Reallowances

Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. Rule 12b-1 Plans

The Fund has adopted a Plan of Distribution, effective July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares and has adopted a Plan of Distribution and a Shareholder Services Plan, each effective July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act with respect to its Class R and Class W shares (each, a "Plan" and together, the "Plans"). Pursuant to the Plans, each Class, other than Class I, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00%, 1.00%, 0.50% and 0.35% of the average daily net assets of Class A, Class B, Class C, Class R and Class W shares, respectively. As of the date of this SAI, Class R and Class W shares have not commenced operations. Prior to July 31, 2011, in accordance with Rule 12b-1 under the Investment Company Act, the Fund had adopted (i) a Plan of Distribution with respect to the Class A, Class B and Class C shares, and (ii) and a Plan of Distribution and a Shareholder Services Plan, each with respect to the Class R and Class W shares, each between the Fund and Morgan Stanley Distributors Inc. (the "Prior Distributor"), pursuant to which the Prior Distributor provided certain services in connection with the promotion and sale of the Fund's shares (each, a "Prior Plan" and together, the "Prior Plans").

The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Prior Distributor has informed the Fund that it and/or Morgan Stanley & Co. received the proceeds of CDSCs and FSCs, for the last three fiscal years ended July 31, in approximate amounts as provided in the table below.

	2011		2010		2009
Class A	FSCs:(1)	$132,076	FSCs:(1)	$159,869	FSCs:(1)	$112,720
	CDSCs:	$1,092	CDSCs:	$401	CDSCs:	$752
Class B	CDSCs:	$25,621	CDSCs:	$61,098	CDSCs:	$154,105
Class C	CDSCs:	$4,271	CDSCs:	$5,527	CDSCs:	$5,554

(1)  FSCs apply to Class A only.

The entire fee payable by Class A and a portion of the fees payable by each of Class B, Class C, Class R and Class W each year pursuant to the Plans up to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the Financial Industry Regulatory Authority ("FINRA") (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of FINRA.

Under the Plans and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under

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the Plans and the purpose for which such expenditures were made. For the fiscal year ended July 31, 2011, Class A, Class B and Class C shares of the Fund made payments under the Prior Plans amounting to $1,179,621, $478,139 and $437,357, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year. There were no Class R or Class W shares outstanding during the fiscal year ended July 31, 2011. As of the date of this SAI, Class R and Class W shares have not commenced operations.

The Plans were adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers six Classes, each with a different distribution arrangement.

With respect to Class A shares, the Distributor generally compensates authorized dealers, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are dealers of record in all cases.

With respect to sales of Class B and Class C shares of the Fund, a commission or transaction fee generally will be compensated by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of up to 4.00% on Class B shares and up to 1.00% on Class C shares.

Proceeds from any CDSC and any distribution fees on Class B and Class C shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 1.00% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase.

The distribution fee that the Distributor receives from the Fund under the Plans, in effect, offsets distribution expenses incurred under the Plans on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plans and any CDSCs received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

The Fund may reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A, Class B, Class C, Class R and Class W shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25% in the case of Class A shares, 1.00% in the case of Class B shares, 1.00% in the case of Class C, 0.50% in the case of Class R and 0.35% in the case of Class W, of the average daily net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A, Class B, Class C, Class R and Class W will be reimbursable under the Plans.

Each Class paid 100% of the amounts accrued under the Prior Plans with respect to that Class for the fiscal year ended July 31, 2011 to the Prior Distributor. It is estimated that the Prior Distributor spent this amount in approximately the following ways: (i) 0.00% ($0) — advertising and promotional expenses; (ii) 0.00% ($0) — printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 100.00% ($306,629) — other expenses, including the gross sales credit and the carrying charge, of which 56.06% ($171,899) represents carrying charges, 18.19% ($55,778) represents commission credits to Morgan Stanley Smith Barney and Morgan Stanley & Co. branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 25.75% ($78,952) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Prior Plan relating to Class A and Class C during the fiscal year ended July 31, 2011 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of

44

sales personnel and associated overhead expenses. Class R and Class W were not operational during the fiscal year ended July 31, 2011. As of the date of this SAI, Class R and Class W shares have not commenced operations.

In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan relating to Class B; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Prior Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley Smith Barney and Morgan Stanley & Co. which arise from their having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $11,850,182 as of July 31, 2011 (the end of the Fund's fiscal year), which was equal to approximately 34.47% of the net assets of Class B on such date. Because there is no requirement under the Plan or the Prior Plan relating to Class B that the Distributor or the Prior Distributor, respectively, be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plans in any calendar year in excess of 0.25%,1.00%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Prior Distributor has advised the Fund that there were no unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Smith Barney Financial Advisors and other authorized financial representatives at the time of sale in the case of Class A or Class C at December 31, 2010 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A, Class C, Class R and Class W distribution expenses incurred by the Distributor under the Plans relating to these classes or on any unreimbursed expenses due to the Distributor or the Prior Distributor pursuant to the Plans or the Prior Plans, respectively. As of the date of this SAI, Class R and Class W shares have not commenced operations.

No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plans except to the extent that the Distributor, the Adviser, Morgan Stanley & Co., Morgan Stanley Smith Barney, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans or as a result of receiving a portion of the amounts expended thereunder by the Fund.

On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether each Plan should be continued. Prior to approving the last continuation of each Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley & Co. and Morgan Stanley Smith Barney branch offices made possible by the 12b-1 fees, Morgan Stanley & Co. and Morgan Stanley Smith Barney could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that

45

continuation of each Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plans must also be approved by the Trustees. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plans. So long as the Plans are in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. Other Service Providers

(1) Transfer Agent/Dividend Disbursing Agent

Morgan Stanley Services Company Inc. is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, 201 Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) Custodian and Independent Registered Public Accounting Firm

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $250,000 (a temporary increase from $100,000, which is due to expire on December 31, 2013) are unprotected by federal deposit insurance. These balances may, at times, be substantial.

As of June 7, 2011, Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5072, is the independent registered public accounting firm of each Fund. Prior to June 7, 2011, Deloitte & Touche LLP, located at Two World Financial Center, New York, NY 10281, was the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) Affiliated Persons

The Transfer Agent is an affiliate of the Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. Pursuant to a Transfer Agency and Service Agreement, as consideration for the services it provides, the Transfer Agent receives certain fees from the Fund, which are approved by the Trustees, generally based on the number of shareholder accounts and is reimbursed for its out-of-pocket expenses in connection with such services. The Fund and the Transfer Agent may enter into agreements with unaffiliated third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Fund. In such instances, the Fund will pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by the Transfer Agent.

G. Fund Management

Other Accounts Managed by the Portfolio Managers

As of July 31, 2011 for Mr. Bavoso:

As of August 31, 2011 for Mr. Moullé-Berteaux:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Mark A. Bavoso	3	$735.5 million	2	$781.8 million	10	$4.2 million	(1)
Cyril Moullé-Berteaux	5	$849.4 million	2	$696.5 million	9	$4.1 million	(2)

(1)  Of these other accounts, three accounts with total assets of $1.6 million, had performance-based fees.

(2)  Of these other accounts, three accounts with total assets of $1.5 million, had performance based fees.

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Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. IMAP awards contain a clawback provision that can be triggered if an individual engages in certain conduct detrimental to Morgan Stanley or one of its businesses — such as causing the need for a material restatement of results, a substantial loss on a holding or any loss on a holding if the employee operated outside of risk parameters, where such holding was a factor in determining compensation.

•  Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

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•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers

As of July 31, 2011 (August 31, 2011 with respect to Mr. Moullé-Berteaux), the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Mark A. Bavoso:	$50,001 - $100,000
Cyril Moullé-Berteaux	None

H. Codes of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I. Proxy Voting Policy and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates ("MSIM").

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

J. Revenue Sharing

The Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley Smith Barney, Citigroup Global Markets Inc. ("CGM") and certain unaffiliated brokers, dealers or other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries") in connection with the sale, distribution, marketing and retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Intermediary, granting the Distributor access to the Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of the Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor. The amount of these payments may be different for different Intermediaries.

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With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley Smith Barney and CGM, as applicable, receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B, Class C and Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record:

  •  For the period beginning January 1, 2011 and ending December 31, 2011, an amount up to $1.6 million, which covers the Fund and all other Morgan Stanley Funds; and

  •  For the period beginning January 1, 2012 and thereafter, an ongoing annual fee in an amount up to 0.13% of the total average quarterly net asset value of such shares.

(3)  On Class I shares of the Fund held in traditional brokerage accounts where Morgan Stanley Smith Barney is designated by purchasers as broker-dealer of record, in addition to the amounts referenced in paragraph (2) above:

  •  A gross sales credit of 0.25% of the amount sold and an ongoing annual fee in an amount up to 0.10% of the total average quarterly net asset value of such shares; or

  •  An ongoing annual fee in an amount up to 35% of the advisory fee the Adviser receives based on the average daily net assets of such shares.

  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(4)  On Class A, Class B, Class C and Class I shares of the Fund held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

(5)  On any shares of the Fund held in an account through certain 401(k) platforms in the Morgan Stanley channel of Morgan Stanley Smith Barney's Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the total average monthly net asset value of such shares.

With respect to other Intermediaries, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure for each Intermediary:

(1)  On $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)  On Class A, Class B and Class C shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms, an ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

(3)  On Class I shares of the Fund held in Intermediary accounts other than those held through Intermediary 401(k) platforms:

  •  A gross sales credit of 0.25% of the amount sold; and

  •  An ongoing annual fee in an amount up to 0.10% of the total average monthly net asset value of such shares.

*  Commissions or transaction fees paid when Morgan Stanley Smith Barney, CGM or other Intermediaries initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

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  There is a chargeback of 100% of the gross sales credit amount paid if the Class I shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Intermediaries may provide such Intermediaries, and/or their financial advisors or other salespersons, with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. Brokerage Transactions

Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

During the fiscal years ended July 31, 2009, 2010 and 2011, the Fund paid a total of $640,699, $1,143,691 and $526,725, respectively, in brokerage commissions. In March 2010 the Fund changed its principal investment strategy.

B. Commissions

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Adviser.

During the fiscal years ended July 31, 2009, 2010 and 2011, the Fund did not effect any principal transactions with Morgan Stanley & Co.

Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley & Co., Citigroup, Inc. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

During the fiscal years ended July 31, 2009, 2010 and 2011, the Fund paid a total of $157,617, $104,178 and $0, respectively, in brokerage commissions to Morgan Stanley & Co.

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For the period June 1, 2009 to July 31, 2009 and during the fiscal years ended July 31, 2010 and 2011, the Fund paid a total of $2,000, $21,482 and $545, respectively, in brokerage commissions to Citigroup, Inc. During the fiscal year ended July 31, 2011, the brokerage commissions paid to Citigroup, Inc. represented approximately 0.10% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.01% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. Brokerage Selection

The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of investment companies for which it acts as investment adviser. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

In seeking to implement the Fund's policies, the Adviser effects transactions with those broker-dealers that the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. The Adviser may place portfolio transactions with those broker-dealers that also furnish research and other services to the Fund or the Adviser. Services provided may include certain research services (as described below) as well as effecting securities transactions and performing functions incidental thereto (such as clearance settlement and custody).

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services, and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

For those costs not decoupled, but retained by broker-dealer, the Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the Exchange Act. Such transactions include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

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The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions. Research services furnished or paid for by brokers through whom the Adviser effects transactions for a particular account may be used by the Adviser or its affiliated investment advisers in servicing their other accounts, and not all such services may be used for the benefit of the client which pays the brokerage commission which results in the receipt of such research services. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing services.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the Exchange Act, UK Financial Services Authority Rules and other relevant regulatory requirements.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. Regular Broker-Dealers

During the fiscal year ended July 31, 2011, the Fund purchased securities issued by Bank of America Securities LLC, Credit Suisse Group AG, Goldman Sachs & Co., J.P. Morgan Securities Inc., Barclays Capital Group, Royal Bank of Scotland PLC, Deutsche Bank AG and UBS Financial Services, Inc., which were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At July 31, 2011, the Fund held securities issued by Bank of America Securities LLC, Credit Suisse Group AG, Goldman Sachs & Co., J.P. Morgan Securities Inc., Barclays Capital Group, Royal Bank of Scotland PLC, Deutsche Bank AG and UBS Financial Services Inc., with market values of $1,602,277, $813,289, $2,060,050, $3,502,907, $1,325,570, $811,595, $23,688,578 and $1,471,191, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES

The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial

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interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B, Class C, Class R and Class W bear expenses related to the distribution of their respective shares.

The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. Purchase/Redemption of Shares

Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

Suspension of Redemptions. Redemptions are not made on days during which the NYSE is closed. The right of redemption may be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) the SEC determines trading on the NYSE is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

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The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

Outside Brokerage Accounts/Limited Portability. Most Fund shareholders hold their shares with Morgan Stanley Smith Barney. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Fund(s) you owned before the transfer and, in most instances, you will also be able to purchase shares of most other Morgan Stanley Funds. If you transfer shares of a fund that is not a Multi-Class Fund (for example, a Money Market Fund) you will not be able to exchange shares of that fund for any other Morgan Stanley Fund after the transfer.

If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. In either case, you will continue to have the ability to purchase additional Morgan Stanley Funds and will have full exchange privileges. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

B. Offering Price

The Fund's Class B, Class C, Class I, Class R and Class W shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley Smith Barney and other authorized dealers as described in Section "V. Investment Advisory and Other Services — E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the NYSE or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which OTC market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the closing price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets

54

and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. If the Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any income or net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained income or gains.

Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or

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losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law (through 2012), if certain holding period requirements are met with respect to your shares, a portion of income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders are generally taxed on any income dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. The Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The provisions discussed above relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 (or a later date if extended by the U.S. Congress). Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a Non-U.S. shareholder (other than a individual) after 2013, unless the

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Non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business is not, however, included in this definition.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Purchases and Redemptions and Exchanges of Fund Shares. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

Shareholders normally will be subject to federal income taxes, and state and/or local income taxes, on the sale or disposition of Fund shares. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2013. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Due to recent legislation, the Fund (or its administrative agent) is required to report to the Internal Revenue Service and furnish to Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO, or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and receives securities that are considered substantially identical to that fund's shares or reinvests in that fund's shares or substantially identical shares within 30 days

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before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

Average annual returns assuming deduction of maximum sales charge
Period Ended July 31, 2011

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	7.19%	3.02%	4.16%	5.20%
Class B	10/31/88	7.47%	3.05%	4.09%*	8.50%*
Class C	07/28/97	11.27%	3.36%	3.94%	4.81%
Class I	07/28/97	13.38%	4.39%	4.97%	5.86%

Average annual returns assuming NO deduction of sales charge
Period Ended July 31, 2011

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	13.13%	4.13%	4.72%	5.61%
Class B	10/31/88	12.28%	3.35%	4.09%*	8.50%*
Class C	07/28/97	12.23%	3.36%	3.94%	4.81%
Class I	07/28/97	13.38%	4.39%	4.97%	5.86%

Aggregate total returns assuming NO deduction of sales charge
Period Ended July 31, 2011

Class	Inception Date:	1 Year	5 Years	10 Years	Life of Fund
Class A	07/28/97	13.13%	22.42%	58.66%	114.77%
Class B	10/31/88	12.28%	17.93%	49.28%*	539.21%*
Class C	07/28/97	12.23%	17.95%	47.16%	93.14%
Class I	07/28/97	13.38%	23.98%	62.47%	121.97%

Average annual after-tax returns assuming deduction of maximum sales charge
Class B
Period Ended July 31, 2011

Calculation Methodology	Inception Date:	1 Year	5 Years	10 Years		Life of Fund
After taxes on distributions	10/31/88	4.88%	1.95%	3.42	%*	7.03	%*
After taxes on distributions and redemptions	10/31/88	7.66%	2.45%	3.40	%*	6.91	%*

*  Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

Class R and Class W were not operational during the fiscal year ended July 31, 2011. As of the date of this SAI, Class R and Class W shares have not commenced operations.

XII. FINANCIAL STATEMENTS

The Fund's audited financial statements for the fiscal year ended July 31, 2011, including notes thereto, and the report of Ernst & Young LLP, are herein incorporated by reference from the Fund's Annual Report to Shareholders. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this SAI.

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On June 7, 2011, Deloitte & Touche LLP was dismissed as the independent registered public accounting firm of the Fund. The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Ernst & Young LLP as its new independent registered public accounting firm as of June 7, 2011.

XIII. FUND COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

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This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

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MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services — ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies — Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those

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details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by

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NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

  i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

  ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

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2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

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C. Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

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2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

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G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

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7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively

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managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable

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Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised October 1, 2011

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APPENDIX B

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

Moody's Investors Service Inc. ("Moody's")

Long-Term Obligations Rating

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa  Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A  Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa  Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B  Obligations rated B are considered speculative and are subject to high credit risk.

Caa  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C  Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's")

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Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•  Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•  Nature of and provisions of the obligation;

•  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA  An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated "AA" differs from the highest-rate issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A  An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial,

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or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC  An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C  A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D  An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1  A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3  A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D  A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Fitch Ratings ("Fitch")

International Long-Term Credit Ratings

International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant
CC, C  upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full
DD, D  recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

B-4

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

International Short-Term Credit Ratings

International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

Notes:

"+" may be appended to an "F1" rating class to denote relative status within the category.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

B-5

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 522 Fifth Avenue New York NY 10036 on September 27, 2012

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY MID CAP GROWTH FUND	PROXY

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2012

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Mid Cap Growth Fund.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest Morgan Stanley Mid Cap Growth Fund, held of record by the undersigned on July 2, 2012 at the Joint Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on September 27, 2012 at 9:00 a.m., New York time, and at any adjournment or postponement thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MCG_23735_071912

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on September 27, 2012.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/mcg-23735

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

		FOR	AGAINST	ABSTAIN
1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012, between Morgan Stanley Mid Cap Growth Fund (“Mid Cap Growth”) and Morgan Stanley Institutional Fund Trust, on behalf of the Mid Cap Growth Portfolio (“MSIFT Mid Cap Growth”), pursuant to which substantially all of the assets and liabilities of Mid Cap Growth will be transferred to MSIFT Mid Cap Growth in exchange for shares of MSIFT Mid Cap Growth of the Class described in the Joint Proxy Statement and Prospectus and pursuant to which Mid Cap Growth will be liquidated and terminated.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MCG_23735_071912

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE IN PERSON
Attend Shareholder Meeting
522 Fifth Avenue
New York NY 10036
on September 27, 2012

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY GLOBAL STRATEGIST FUND	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 27, 2012

This proxy is solicited on behalf of the Board of Trustees of Morgan Stanley Global Strategist Fund.

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of beneficial interest of Morgan Stanley Global Strategist Fund, held of record by the undersigned on July 2, 2012 at the Joint Special Meeting of Shareholders to be held at 522 Fifth Avenue, New York, NY 10036, on September 27, 2012 at 9:00 a.m., New York time, and at any adjournment or postponement thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	GSF_23727_071912

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on September 27, 2012.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/gsf-23727

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

☐ To vote in accordance with the Board’s recommendation mark this box. No other vote is necessary.

		FOR	AGAINST	ABSTAIN
1.

To consider and vote upon a proposal to approve the actions and transactions described in that certain Agreement and Plan of Reorganization, dated June 28, 2012, between Morgan Stanley Global Strategist Fund (“Global Strategist”) and Morgan Stanley Institutional Fund Trust, on behalf of the Global Strategist Portfolio (“MSIFT Global Strategist”), pursuant to which substantially all of the assets and liabilities of Global Strategist will be transferred to MSIFT Global Strategist in exchange for shares of MSIFT Global Strategist of the Class described in the Joint Proxy Statement and Prospectus and pursuant to which Global Strategist will be liquidated and terminated.

		☐	☐	☐

2.	To act upon such other matters as may properly come before the Meeting.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

GSF_23727_071912

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 30 of the Company’s Post-Effective Amendment No. 107 to its Registration Statement on Form N-1A dated July 16, 2012 (File Nos. 2-89729; 811-03980).

ITEM 16. EXHIBITS

(1)

Amended and Restated Declaration of Trust, dated August 24, 2006, is incorporated by reference to Exhibit (a) of Post- Effective Amendment No. 70 to the Registration Statement on Form N-1A, as filed on November 30, 2006.

(2)

Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b)(5) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, as filed on December 10, 2003.

(3)	Not applicable.

(4)	Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus).

(5)	Not applicable.

(6)

Amended and Restated Investment Advisory Agreement with Morgan Stanley Investment Management Inc., dated June 1, 2005, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A, as filed on February 6, 2012.

(7)

Distribution Agreement with MAS Fund Distribution, Inc. (now Morgan Stanley Distribution, Inc.), dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, as filed on July 10, 1998.

(8)	Not applicable.

(9)

Custody Agreement between Registrant and State Street Bank and Trust Company, is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 107 to the Registration Statement on Form N-1A of Morgan Stanley Institutional Fund, Inc., filed on May 23, 2012.

(10) (a)

Amended and Restated Shareholder Services Plan under Rule 12b-1 relating to Class P Shares, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A, as filed on February 6, 2012.

(b)

Shareholder Services Plan under Rule 12b-1 relating to Class H Shares, is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A filed on April 27, 2012.

(c)

Distribution and Shareholder Services Plan under Rule 12b-1 relating to Class L shares, is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A filed on April 27, 2012.

(d)	Amended Rule 18f-3 Multiple Class Plan, is incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A filed on April 27, 2012.

(11)	Opinion and Consent of Dechert LLP, is filed herewith.

(12) (a)	Form of Opinion (with respect to Mid Cap Growth and MSIFT Mid Cap Growth) of Dechert LLP (as to tax matters), is filed herewith.

(b)	Form of Opinion (with respect to Global Strategist and MSIFT Global Strategist) of Dechert LLP (as to tax matters), is filed herewith.

(13) (a)

Amended and Restated Administration Agreement with Morgan Stanley Investment Management Inc., dated November 1, 2004, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A, as filed on February 6, 2012.

(b)

Transfer Agency and Service Agreement with Morgan Stanley Services Company Inc., dated June 9, 2008, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A, as filed on February 6, 2012.

(c)

Amendment to Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Services Company Inc., dated April 23, 2009, is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, as filed on December 15, 2011.

(14)	Consent of Ernst & Young LLP (with respect to Form N-14), is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney of Trustees, dated May 1, 2012, are incorporated by reference to Exhibit (16) to the Registration Statement on Form N-14 filed on May 24, 2012.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganizations described in this registration statement that contains opinions of counsel supporting the tax matters discussed in this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York on this 23rd day of July, 2012.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

By:	/s/ Arthur Lev
Arthur Lev
President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date
(1) Principal Executive Officer		President and Principal Executive Officer

By:	/s/ Arthur Lev		July 23, 2012
Arthur Lev

(2) Principal Financial Officer		Principal Financial Officer

By:	/s/ Francis J. Smith		July 23, 2012
Francis J. Smith

(3) Majority of the Directors

INDEPENDENT TRUSTEES
Frank L. Bowman		Michael F. Klein
Michael Bozic		Michael E. Nugent
Kathleen A. Dennis		W. Allen Reed
Dr. Manuel H. Johnson		Fergus Reid
Joseph J. Kearns

By:	/s/ Carl Frischling		July 23, 2012
Carl Frischling
Attorney-in-Fact for the
Independent Trustees

INTERESTED TRUSTEE
James F. Higgins

By:	/s/ Stefanie V. Chang Yu		July 23, 2012
Stefanie V. Chang Yu
Attorney-in-Fact for the
Interested Trustee

EXHIBIT INDEX

(11)		Opinion and Consent of Dechert LLP.

(12)	(a)	Form of Opinion (with respect to Mid Cap Growth and MSIFT Mid Cap Growth) of Dechert LLP (as to tax matters).

	(b)	Form of Opinion (with respect to Global Strategist and MSIFT Global Strategist) of Dechert LLP (as to tax matters).

(14)		Consent of Ernst & Young LLP (with respect to Form N-14).